As filed with the Securities and Exchange Commission
                                  on July 30, 1999
                       Registration No. 33-33144; 811-6030
                       -----------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            |_|


                               Post-Effective Amendment No. 29              |X|


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |_|


                                  Amendment No. 30                          |X|


                        (Check appropriate box or boxes)
                             ------------------------
                            THE CAPITOL MUTUAL FUNDS
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)
                             --------------------------
         Registrant's Telephone Number, including Area Code: (800) 321-7854
                                Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:
           Robert M. Kurucza, Esq.                    Carl Frischling, Esq.
           Marco E. Adelfio, Esq.                     Kramer, Levin, Naftalis
           Morrison & Foerster LLP                         & Frankel
           2000 Pennsylvania Ave., N.W., Suite 5500   919 Third Avenue
           Washington, D.C.  20006                    New York, New York  10022

It is proposed that this filing will become effective (check appropriate box):


|X| Immediately upon filing pursuant to Rule 485(b); or    |_|    on (date) pursuant to Rule 485(b), or

|_| 60 days after filing pursuant to Rule 485(a), or       |_|    on (date) pursuant to Rule 485(a)(1)

|_| 75 days after filing pursuant to paragraph (a)(2)      |_|    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE


              The Registrant is filing this Post-Effective Amendment No. 29 to the Trust's Registration Statement for the purpose of including updated financial information and other non-material changes.

[GRAPHIC]



MONEY MARKET FUNDS
PROSPECTUS   --   LIQUIDITY CLASS SHARES

                                                                  AUGUST 1, 1999

MONEY MARKET FUNDS
NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES

   THE SECURITIES AND
  EXCHANGE COMMISSION
(SEC) HAS NOT APPROVED OR
   DISAPPROVED THESE
SECURITIES OR DETERMINED
 IF THIS PROSPECTUS IS
TRUTHFUL OR COMPLETE. ANY
  REPRESENTATION TO THE
 CONTRARY IS A CRIMINAL
       OFFENSE.


   NOT FDIC
    INSURED
 MAY LOSE VALUE
NO BANK GUARANTEE

[NATIONS FUNDS LOGO APPEARS HERE]

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------




[GRAPHIC]    TERMS USED IN THIS PROSPECTUS




             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN
             TERMS USED IN THIS PROSPECTUS.


[GRAPHIC]    YOU'LL FIND TERMS USED IN

               THIS PROSPECTUS ON PAGE 38.



             YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.


             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


 This booklet, which is called a prospectus, tells you about some of the Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 This prospectus offers Liquidity Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to page 27 for more information about who is eligible to buy this class of shares.

 ABOUT THE FUNDS
 The Money Market Funds seek to provide income while protecting your original investment by investing in MONEY MARKET INSTRUMENTS.


 Money market instruments include short-term DEBT SECURITIES that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.


     ARE THESE FUNDS RIGHT FOR YOU?

 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


     The Money Market Funds may be suitable for you if:

       o you're looking for a relatively low risk investment with stability of principal


       o you have short-term income needs


     They may not be suitable for you if:

       o you're looking for higher returns


       o you're more comfortable with bank deposits that are FDIC-insured

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

 FOR MORE INFORMATION
 If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------


[GRAPHIC]   BANC OF AMERICA ADVISORS, INC.





             BANC OF AMERICA ADVISORS, INC. (BAAI)* IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED A SUB-
             ADVISER -- TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.



[GRAPHIC]      YOU'LL FIND MORE ABOUT
               BAAI AND TRADESTREET

               STARTING ON PAGE 25.



             * BAAI'S NAME IS EXPECTED TO BE CHANGED FROM NATIONSBANC ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.





[GRAPHIC] ABOUT THE MONEY MARKET FUNDS

NATIONS CASH RESERVES                                    4
Sub-adviser: TradeStreet
---------------------------------------------
NATIONS MONEY MARKET RESERVES                            7
Sub-adviser: TradeStreet
---------------------------------------------
NATIONS TREASURY RESERVES                               10
Sub-adviser: TradeStreet
---------------------------------------------
NATIONS GOVERNMENT RESERVES                             13
Sub-adviser: TradeStreet
---------------------------------------------
NATIONS MUNICIPAL RESERVES                              16
Sub-adviser: TradeStreet
---------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                  20
Sub-adviser: TradeStreet
---------------------------------------------
OTHER IMPORTANT INFORMATION                             23
---------------------------------------------
HOW THE FUNDS ARE MANAGED                               25





[GRAPHIC]    ABOUT YOUR INVESTMENT

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                 27
  How selling and servicing agents are paid             31
  Distributions and taxes                               32
---------------------------------------------
FINANCIAL HIGHLIGHTS                                    34
---------------------------------------------
TERMS USED IN THIS PROSPECTUS                           38
---------------------------------------------
WHERE TO FIND MORE INFORMATION                  BACK COVER

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------




[GRAPHIC]     ABOUT THE SUB-ADVISER




             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.



             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.



[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS CASH RESERVES




[GRAPHIC]  INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.





[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:


  o COMMERCIAL PAPER

  o BANK OBLIGATIONS


  o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers


  o short-term taxable MUNICIPAL SECURITIES

  o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS


 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment and for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN

               THIS FUND STARTING ON
               PAGE 23 AND IN THE SAI.




[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER
             Nations Cash Reserves has the following risks:


       o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.


       o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.




        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPPEARS HERE]

1991    1992    1993    1994    1995    1996     1997    1998
--------------------------------------------------------------
5.63%*  3.45%   2.78%   3.83%    5.86%   5.29%   5.46%   5.42%


        *  Return is from Inception (1-9-91) to 12-31-91.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.37%


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




        Best: 2nd quarter 1991:                                  1.44%
        Worst: 2nd, 3rd, 4th quarter 1993, 1st quarter 1994:     0.68%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998




                                                               Since
                                     1 year      5 years     inception
  Liquidity Class Shares           5.42%        5.17%       4.73%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --

             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.





[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND


        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




SHAREHOLDER FEES
(Fees paid directly from your investment)                 Liquidity Class Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.85%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      1.13%
        Fee waivers and/or reimbursements                        (0.78)%
                                                                ------
        Total net expenses(2)                                     0.35%
                                                                ======



      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

       o you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       o you reinvest all dividends and distributions in the Fund

       o your investment has a 5% return each year

       o the Fund's operating expenses remain the same as shown in the table above

       o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                    1 year     3 years     5 years     10 years
  Liquidity Class Shares           $36        $282        $547        $1,305

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------




[GRAPHIC]    ABOUT THE SUB-ADVISER


             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.



[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.


             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.





[GRAPHIC]    FIRST-TIER SECURITIES




             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS MONEY MARKET RESERVES


[GRAPHIC]   INVESTMENT OBJECTIVE


        This Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.


        PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC OMITTED]




        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:
  o COMMERCIAL PAPER

  o BANK OBLIGATIONS

  o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable MUNICIPAL SECURITIES

  o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS


The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.


The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.



The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.
  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.
  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.
  o Security analysis includes evaluating the credit quality of an instrument.



Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for some other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT

               OTHER RISKS OF INVESTING IN
               THIS FUND STARTING ON
               PAGE 23 AND IN THE SAI.


[GRAPHIC]
             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.



             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.


             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]  RISKS AND OTHER THINGS TO CONSIDER
        Nations Money Market Reserves has the following risks:

       o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

       o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



        A LOOK AT THE FUND'S PERFORMANCE

 [GRAPHIC]

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

        The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]


1989    1990    1991    1992    1993    1994    1995    1996   1997    1998
----------------------------------------------------------------------------
9.36%   8.25%   6.36%   4.02%   3.07%    4.02%   5.78%   5.28%  5.62%  5.55%


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.42%


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 2nd quarter 1989:            2.40%
  Worst: 2nd quarter 1993:           0.75%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998




                                   1 year      5 years     10 years
  Capital Class Shares           5.55%        5.25%       5.72%

[GRAPHIC]
             THERE ARE TWO KINDS OF FEES --

             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.






[GRAPHIC]

             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC] WHAT IT COSTS TO INVEST IN THE FUND


        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(Fees paid directly from your investment)                      Liquidity Class Shares
        Maximum sales charge (load) imposed on purchases      none
        Maximum deferred sales charge (load)                  none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.15%
        Distribution (12b-1) and shareholder servicing fees     0.85%
        Other expenses                                          0.16%
                                                              ------
        Total annual Fund operating expenses                    1.16%
        Fee waivers and/or reimbursements                      (0.81)%
                                                              ------
        Total net expenses(2)                                     0.35%
                                                              ======



      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

       o you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       o you reinvest all dividends and distributions in the Fund

       o your investment has a 5% return each year

       o the Fund's operating expenses remain the same as shown in the table above

       o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 year     3 years     5 years     10 years
  Liquidity Class Shares           $36        $288        $560        $1,337

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------



[GRAPHIC]    ABOUT THE SUB-ADVISER


             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.


             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' LIST OF APPROVED MUTUAL FUNDS.

[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS TREASURY RESERVES


[GRAPHIC]  INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.



[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES

        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:


       o U.S. TREASURY OBLIGATIONS

       o REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS secured by U.S. Treasury obligations


       o obligations whose principal and interest are backed by the U.S. government

 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.


 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

       o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

       o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

       o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN

               THIS FUND STARTING ON
               PAGE 23 AND IN THE SAI.

[GRAPHIC]

             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.


             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER
          Nations Treasury Reserves has the following risks:


       o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.


       o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]
1991    1992    1993    1994    1995    1996    1997    1998
--------------------------------------------------------------
5.17%*  3.31%    2.61%  9.77%   5.70%   5.17%   5.32%   5.23%

*Return is from inception (1-11-91) to 12-31-91.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.24%


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 2nd quarter 1995:            1.44%
  Worst: 2nd quarter 1993:           0.63%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                                               Since
                                     1 year      5 years     inception
  Liquidity Class Shares           5.23%        5.04%       4.55%

[GRAPHIC]
             THERE ARE TWO KINDS OF FEES --

             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]   WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(Fees paid directly from your investment)                Liquidity Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.90%
        Other expenses                                            0.15%
                                                                ------
        Total annual Fund operating expenses                      1.20%
        Fee waivers and/or reimbursements                        (0.85)%
                                                                ------
        Total net expenses(2)                                       0.35%
                                                                ======



      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

       o you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       o you reinvest all dividends and distributions in the Fund

       o your investment has a 5% return each year

       o the Fund's operating expenses remain the same as shown in the table above

       o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 year     3 years     5 years     10 years
  Liquidity Class Shares           $36        $297        $578        $1,379

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------



[GRAPHIC]    ABOUT THE SUB-ADVISER


             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.


             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS GOVERNMENT RESERVES


[GRAPHIC] INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These money market instruments include primarily U.S. GOVERNMENT OBLIGATIONS and U.S. TREASURY OBLIGATIONS. The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.


The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.



The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

       o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

       o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

       o Security analysis includes evaluating the credit quality of an instrument.


Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS FUND STARTING ON
               PAGE 23 AND IN THE SAI.



[GRAPHIC]
             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.


             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER

        Nations Government Reserves has the following risks:


       o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.


       o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1991    1992    1993    1994    1995    1996    1997    1998
--------------------------------------------------------------
5.27%*  3.42%   2.64%   3.67%    5.66%  5.19%   5.34%   5.27%

        *Return is from inception (1-14-91) to 12-31-91.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.27%


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1995:            1.42%
  Worst: 2nd quarter 1993:           0.64%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                                               Since
                                     1 year      5 years     inception
  Liquidity Class Shares           5.27%        5.02%       4.58%

[GRAPHIC]
             THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.




[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND


        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(Fees paid directly from your investment)               Liquidity Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.85%
        Other expenses                                            0.14%
                                                                ------
        Total annual Fund operating expenses                      1.14%
        Fee waivers and/or reimbursements                        (0.79)%
                                                                ------
        Total net expenses(2)                                     0.35%
                                                                ======



      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

       o you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       o you reinvest all dividends and distributions in the Fund

       o your investment has a 5% return each year

       o the Fund's operating expenses remain the same as shown in the table above

       o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year     3 years     5 years     10 years
  Liquidity Class Shares           $36        $284        $551        $1,315

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------



[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.



[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.


             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS MUNICIPAL RESERVES


[GRAPHIC]   INVESTMENT OBJECTIVE
        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.



[GRAPHIC]   PRINCIPAL INVESTMENT STRATEGIES
        The Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests at least 80% of its assets in MUNICIPAL SECURITIES, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of HIGH QUALITY.

     The Fund may invest up to 20% of its assets in:


       o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS

       o money market instruments, including REPURCHASE AGREEMENTS


 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.



 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

       o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

       o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS FUND STARTING ON
               PAGE 23 AND IN THE SAI.



[GRAPHIC]
             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


       o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.


[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER

        Nations Municipal Reserves has the following risks:

       o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

       o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

       o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

       o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state and local tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.



[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]
             THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1990   1991   1992   1993   1994   1995   1996   1997   1998
------------------------------------------------------------
3.17%* 4.04%  2.53%  1.95%  5.52%  3.64%  3.27%  3.42%  3.24%

        *Return is from inception (6-1-90) to 13-31-90.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 1.40%


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 4th quarter 1990:            1.38%
  Worst: 1st quarter 1994:           0.44%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                                               Since
                                     1 year      5 years     inception
  Liquidity Class Shares           3.24%        3.22%       3.24%


[GRAPHIC]   WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(Fees paid directly from your investment)               Liquidity Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.85%
        Other expenses                                            0.18%
                                                                ------
        Total annual Fund operating expenses                      1.18%
        Fee waivers and/or reimbursements                        (0.83)%
                                                                ------
        Total net expenses(2)                                       0.35%
                                                                ======



      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

       o you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       o you reinvest all dividends and distributions in the Fund

       o your investment has a 5% return each year

       o the Fund's operating expenses remain the same as shown in the table above

       o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year     3 years     5 years     10 years
  Liquidity Class Shares           $36        $292        $569        $1,358

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------



[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.



             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN TAX LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


 NATIONS CALIFORNIA TAX-EXEMPT RESERVES


[GRAPHIC] INVESTMENT OBJECTIVE
        This Fund seeks current income exempt from federal income tax and California state personal income tax, a stable share price, and daily LIQUIDITY.


[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES
        The Fund pursues its objective by generally investing in a portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund normally invests at least 80% of its assets in securities that pay interest that is free from federal income tax and California state personal income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

     The Fund may invest up to 20% of its assets in:

       o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS

       o money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

       o Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

       o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

       o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 23 AND IN THE SAI.

[GRAPHIC]
             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]  RISKS AND OTHER THINGS TO CONSIDER


        Nations California Tax-Exempt Reserves has the following risks:



       o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.


       o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


       o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

       o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes and the federal alternative minimum tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes.


[GRAPHIC]A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.



        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1993    1994    1995    1996    1997    1998
--------------------------------------------
1.70%*  2.37%   3.40%   2.96%   3.14%   2.82%

        *Return is from inception (3-1-93) to 12-31-93.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 1.02%

[GRAPHIC]

             THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1995:            0.88%
  Worst: 1st quarter 1994:           0.44%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                             Since
                                   1 year      5 years     inception
  Adviser Class Shares           2.82%        2.94%       2.81%



[GRAPHIC] WHAT IT COSTS TO INVEST IN THE FUND
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(Fees paid directly from your investment)                Liquidity Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.85%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      1.13%
        Fee waivers and/or reimbursements                        (0.78)%
                                                                ------
        Total net expenses(2)                                     0.35%
                                                                ======



      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:
       o you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
       o you reinvest all dividends and distributions in the Fund
       o your investment has a 5% return each year o the Fund's operating expenses remain the same as shown in the table above
       o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                    1 year     3 years     5 years     10 years
  Liquidity Class Shares           $36        $282        $547        $1,305

[GRAPHIC]   OTHER IMPORTANT INFORMATION


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:


       o SPECIAL RULES FOR MONEY MARKET FUNDS - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:


       o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       o must maintain an AVERAGE DOLLAR-WEIGHTED MATURITY of 90 days or less

       o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a FIRST-TIER SECURITY for up to three business days (except for Nations California Tax-Exempt Reserves)

       o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves, which also may invest in SECOND-TIER SECURITIES

       o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund cannot be changed without shareholder approval (except for Nations California Tax-Exempt Reserves).

       o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.


       o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

       o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.


          All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

          A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.


             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255


[GRAPHIC]    HOW THE FUNDS ARE MANAGED

 INVESTMENT ADVISER

 BAAI is the investment adviser to over 60 mutual fund portfolios in Nations Funds, including the Money Market Funds described in this prospectus.


 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.


 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.



 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.



 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:



     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                               Maximum     Actual fee
                                              advisory      paid last
                                               fee(1)       fiscal year
  Nations Cash Reserves                      0.15%        0.15%
  Nations Money Market Reserves              0.15%        0.12%
  Nations Treasury Reserves                  0.15%        0.13%
  Nations Government Reserves                0.15%        0.14%
  Nations Municipal Reserves                 0.15%        0.10%
  Nations California Tax-Exempt Reserves     0.15%        0.15%



(1)These fees are the current contract levels, which have been reduced from the contract levels in effect during the last fiscal year.

[GRAPHIC]    TRADESTREET INVESTMENT
             ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255


[GRAPHIC]    STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201


[GRAPHIC]    FIRST DATA INVESTOR
             SERVICES GROUP, INC.

             ONE EXCHANGE PLACE
             BOSTON, MASSACHUSETTS 02109

 INVESTMENT SUB-ADVISER

 Nations Funds and BAAI have engaged an investment sub-adviser, TradeStreet Investment Associates, Inc., to provide day-to-day portfolio management for the Funds. TradeStreet functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.


 TRADESTREET INVESTMENT ASSOCIATES, INC.
 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES and MONEY MARKET INSTRUMENTS.


 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in Nations Funds. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.


 TradeStreet is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                         TradeStreet Team
  Nations Cash Reserves                      Taxable Money Market Management Team
  Nations Money Market Reserves              Taxable Money Market Management Team
  Nations Treasury Reserves                  Taxable Money Market Management Team
  Nations Government Reserves                Taxable Money Market Management Team
  Nations Municipal Reserves                 Tax-Exempt Money Market Management Team
  Nations California Tax-Exempt Reserves     Tax-Exempt Money Market Management Team

 OTHER SERVICE PROVIDERS

 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC]
             WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.





             A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK IS OPEN.


             THE FEDERAL RESERVE BANK OF NEW YORK IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


[GRAPHIC]    BUYING, SELLING AND EXCHANGING SHARES


 This prospectus offers Liquidity Class Shares of the Funds. Here are some general rules about this class of shares:

       o Liquidity Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other services. These include:

       o Bank of America and certain of its affiliates

       o certain other financial institutions and intermediaries

       o The minimum initial investment is $500,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount.

       o There is no minimum for additional investments.

       o There are no sales charges for buying, selling or exchanging these shares.


 You'll find more information about buying, selling and exchanging Liquidity Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.


 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.


 HOW SHARES ARE PRICED
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times:

       o 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

       o 12:00 noon Eastern time each business day for each share class of Nations Government Reserves and Nations Municipal Reserves

       o 10:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves


 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

 VALUING SECURITIES IN A FUND

 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.



 HOW ORDERS ARE PROCESSED

 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents by the following times on a business day will receive that day's net asset value per share:


       o 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

       o 12:00 noon Eastern time for Nations Government Reserves and Nations Municipal Reserves

       o 10:30 a.m. Eastern time for Nations California Tax-Exempt Reserves


 Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.


[GRAPHIC]  BUYING SHARES

       Here are some general rules for buying shares:

       o Investors buy Liquidity Class Shares at net asset value per share.

       o We must receive payment by the following times on the business day Stephens, First Data or their agents receive the order:

           o 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

           o 4:00 p.m. Eastern time for Nations Governments Reserves, Nations Municipal Reserves and Nations California Tax-Exempt Reserves

         If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.


       o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

       o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

[GRAPHIC]
             YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

[GRAPHIC]   SELLING SHARES


        Here are some general rules for selling shares:

       o We normally send the sale proceeds by federal funds wire on the same business day that Stephens, First Data or their agents receive the order.

       o We may take up to three business days to send the sale proceeds if we believe that an earlier payment could adversely effect the Fund.

       o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared.


       o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.


       o Shares that are held in certificate form must be signed (or accompanied by a signed stock power) and sent to First Data. The investor's signature must be guaranteed, unless other arrangements have been made with us. We may ask for any other information we need to prove that the order is properly authorized.


       o Under certain circumstances allowed under the 1940 Act, we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.


       o Other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement plan administrator.


        We may sell shares:


       o if the value of an investor's account falls below $500. We'll provide 30 days notice in writing if we're going to do this


       o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients


       o under certain other circumstances allowed under the 1940 Act


[GRAPHIC]  EXCHANGING SHARES

        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.

        Here's how exchanges work:

          o Investors can exchange Liquidity Class Shares of a Fund for Liquidity Class Shares of any other Fund.

          o Investors must exchange at least $500,000 at a time.


          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.


          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.


          o We may limit the number of exchanges that can be made within a specified period of time.



          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).



          o Shares that are held in certificate form cannot be exchanged until First Data has received the certificate and deposited the shares to the investor's account.

[GRAPHIC]

             THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.


             THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.


             THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



[GRAPHIC]    HOW SELLING AND SERVICING AGENTS ARE PAID



 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


     DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
 Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.


 Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.30% of the average daily net assets of Liquidity Class Shares of the Funds, some or all of which may be paid to selling agents. Stephens may not carry forward any of these expenses for reimbursement in future years.


 Stephens may also receive a maximum annual distribution (12b-1) fee of 0.30% of the average daily net assets of Liquidity Class Shares of the Funds (up to 0.35% of Liquidity Class Shares of Nations Treasury Reserves). Stephens may use this fee to compensate certain financial institutions that provide administrative or distribution services.


 Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Liquidity Class Shares of the Funds.


 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.


 The Funds pay these fees to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.



     OTHER COMPENSATION

     Selling and servicing agents may also receive:

       o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

       o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.


 BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

[GRAPHIC]   THE POWER OF COMPOUNDING

             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[GRAPHIC]    DISTRIBUTIONS AND TAXES

     ABOUT DISTRIBUTIONS
     A mutual fund can make money two ways:

       o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

       o A fund can also have CAPITAL GAINS if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.

 The Funds declare distributions of net investment income each business day and pay for them on the first business day of each month.


 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[GRAPHIC]

             THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.


[GRAPHIC]      FOR MORE INFORMATION
               ABOUT TAXES, PLEASE SEE
               THE SAI.


 HOW TAXES AFFECT YOUR INVESTMENT

 Distributions of net investment income and any excess of net short-term capital gains over net long-term capital losses generally are taxable to you as ordinary income.

 Although the Funds do not expect to realize any capital gains, any distributions of net capital gains (generally the excess of net long-term capital gains over net short-term capital losses) generally are taxable to you as net capital gains.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 NATIONS MUNICIPAL RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES Distributions that come from Nations Municipal Reserves' tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax.

 Distributions that come from Nations California Tax-Exempt Reserves' tax-exempt interest income are generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes.

 Any distributions that come from taxable income or realized capital gains are generally subject to tax.

 A portion of the distributions from these Funds may also be subject to the federal alternative minimum tax.


 U.S. GOVERNMENT OBLIGATIONS
 If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and personal income taxes. Distributions you receive that come from interest the Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax advisor.

 WITHHOLDING TAX
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:

       o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

       o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


       o the IRS informs us that you are otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.

 TAXATION OF REDEMPTIONS AND EXCHANGES
 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.


[GRAPHIC]   FINANCIAL HIGHLIGHTS

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.



 This information has been audited by PricewaterhouseCoopers LLP. The auditor's report and Nations Funds financial statements are incorporated by reference into the SAI. Financial highlights for Liquidity Class Shares of Nations California Tax-Exempt Fund are not provided because this class of shares had not yet commenced operations during the period indicated. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Period ended               Year ended
Liquidity Class                                 3/31/99(a)                04/30/98
 Net asset value, beginning of year               $ 1.00                 $   1.00
Net investment income                              0.0470                   0.0539
 Dividends from net investment income             (0.0470)                (0.0539)
Net asset value, end of year                      $ 1.00                 $   1.00
 TOTAL RETURN++                                    4.80  %                  5.53  %
================================================  =========              =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                   $1,423,382             $1,107,869
 Ratio of operating expenses to average net
 assets                                            0.35  %+(b)               0.35%**
Ratio of net investment income to average net
 assets                                            5.09  %+                 5.39  %
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    1.28  %+(b)              1.29  %



                                                   Year ended   Year ended   Year ended    Year ended
Liquidity Class                                     04/30/97     04/30/96     04/30/95      04/30/94
 Net asset value, beginning of year               $  1.00      $ 1.00       $ 1.00       $ 1.00
Net investment income                               0.0516      0.0555       0.0471       0.0273
 Dividends from net investment income             (0.0516)     (0.0555)     (0.0471)     (0.0273)
Net asset value, end of year                      $  1.00      $ 1.00       $ 1.00       $ 1.00
 TOTAL RETURN++                                     5.28  %     5.70  %      4.81  %      2.77  %
================================================  ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                   $419,851     $35,477      $     2      $69,786
 Ratio of operating expenses to average net
 assets                                             0.35  %     0.35  %      0.38  %      0.55  %
Ratio of net investment income to average net
 assets                                             5.17  %     5.38  %      4.87  %      2.74  %
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     0.60  %     0.66  %      0.61  %      0.65  %



                           ** The effect of interest expense on the operating expense ratio was less than 0.01%.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                           (b) The effect of fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


NATIONS TREASURY RESERVES         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      Period ended       Year ended
Liquidity Class                                        3/31/99(a)         04/30/98
 Net asset value, beginning of year               $ 1.00                $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.0448                 0.0526
 LESS: DISTRIBUTIONS
Dividends from net investment income              (0.0448)              (0.0526)
Net asset value, end of year                      $ 1.00                $  1.00
 TOTAL RETURN++                                    4.58  %                5.38  %
================================================  ========              ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                   $304,387              $743,410
 Ratio of operating expenses to average net
 assets                                            0.35  %+(b)            0.35  %
Ratio of net investment income to average net
 assets                                            4.84  %+               5.26  %
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    1.35  %+(b)            1.35  %



                                                  Year ended   Year ended   Year ended    Year ended
Liquidity Class                                    04/30/97     04/30/96     04/30/95      04/30/94
 Net asset value, beginning of year              $ 1.00       $ 1.00       $ 1.00       $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.0504       0.0541       0.0462       0.0263
 LESS: DISTRIBUTIONS
Dividends from net investment income             (0.0504)     (0.0541)     (0.0462)     (0.0263)
Net asset value, end of year                     $ 1.00       $ 1.00       $ 1.00       $ 1.00
 TOTAL RETURN++                                   5.15  %      5.57  %      4.71  %      2.67  %
================================================ ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                  $81,575      $11,804      $   674      $14,227
 Ratio of operating expenses to average net
 assets                                           0.35  %      0.35  %      0.49  %      0.55  %
Ratio of net investment income to average net
 assets                                           5.05  %      5.35  %      4.50  %      2.67  %
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   0.61  %      0.66  %      0.79  %      0.87  %


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                           (b) The effect of fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MONEY MARKET RESERVES     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        Period ended
Liquidity Class                                         3/31/99*(a)
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.0281
 LESS DISTRIBUTIONS:
Dividends from net investment income                 (0.0281)
Net asset value, end of period                       $ 1.00
 TOTAL RETURN++                                       2.87  %
================================================     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $ 1,078
 Ratio of operating expenses to average net
 assets                                               0.35  %+(b)
Ratio of net investment income to average net
 assets                                               4.72  %+
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       1.31  %+(b)


                           * Nations Money Market Reserves Liquidity Class commenced operations on August 7, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


NATIONS GOVERNMENT RESERVES       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      Period ended      Year ended
Liquidity Class                                        3/31/99(a)        04/30/98
 Net asset value, beginning of year               $ 1.00               $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.0454               0.0528
 LESS: DISTRIBUTIONS
Dividends from net investment income              (0.0454)             (0.0528)
Net asset value, end of year                      $ 1.00               $ 1.00
 TOTAL RETURN++                                    4.63  %              5.40  %
================================================  =======              ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                   $59,551              $32,773
 Ratio of operating expenses to average net
 assets                                            0.35  %+(b)          0.35  %
Ratio of net investment income to average net
 assets                                            4.90  %+             5.28  %
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    1.29  %+(b)          1.30  %



                                                      Year ended      Year ended   Year ended    Year ended
Liquidity Class                                        04/30/97        04/30/96     04/30/95      04/30/94
 Net asset value, beginning of year              $ 1.00              $ 1.00       $ 1.00        $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.0505              0.0537       0.0453         0.0268
 LESS: DISTRIBUTIONS
Dividends from net investment income             (0.0505)            (0.0537)     (0.0453)      (0.0268)
Net asset value, end of year                     $ 1.00              $ 1.00       $ 1.00        $  1.00
 TOTAL RETURN++                                   5.19  %             5.51  %      4.59  %        2.71  %
================================================ ========            ========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                  $ 6,482             $   129      $     2       $259,836
 Ratio of operating expenses to average net
 assets                                           0.35  %(b)          0.35  %      0.40  %        0.55  %
Ratio of net investment income to average net
 assets                                           5.07  %             5.33  %      4.27  %        2.68  %
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   0.64  %(b)          0.68  %      0.62  %        0.61  %


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                           (b) The effect of fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MUNICIPAL RESERVES       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             Period ended    Year ended
Liquidity Class                               3/31/99(a)      04/30/98
 Net asset value, beginning of year              $ 1.00         $ 1.00
Net investment income                             0.0278         0.0341
 Dividends from net investment income            (0.0278)       (0.0341)
Net asset value, end of year                     $ 1.00         $ 1.00
 TOTAL RETURN++                                   2.81  %        3.43  %
================================================ ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                  $68,393        $53,074
 Ratio of operating expenses to average net
 assets                                           0.35  %+        0.35%**
Ratio of net investment income to average net
 assets                                           2.95  %+       3.38  %
 Ratio of operating expenses to average net
 assets without waivers and/or expenses
 reimbursements                                   1.33  %+       1.33  %



                                                  Year ended   Year ended   Year ended    Year ended
Liquidity Class                                    04/30/97     04/30/96     04/30/95      04/30/94
 Net asset value, beginning of year              $ 1.00       $ 1.00       $ 1.00       $ 1.00
Net investment income                             0.0323       0.0347       0.0304       0.0188
 Dividends from net investment income            (0.0323)     (0.0347)     (0.0304)     (0.0188)
Net asset value, end of year                     $ 1.00       $ 1.00       $ 1.00       $ 1.00
 TOTAL RETURN++                                   3.29  %      3.52  %      3.09  %      1.90  %
================================================ ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                  $54,677      $ 6,734      $ 2,591      $13,805
 Ratio of operating expenses to average net
 assets                                           0.35  %      0.35  %      0.33  %      0.55  %
Ratio of net investment income to average net
 assets                                           3.23  %      3.46  %      3.26  %      1.86  %
 Ratio of operating expenses to average net
 assets without waivers and/or expenses
 reimbursements                                   0.67  %      0.73  %      0.69  %      0.67  %


                           ** The effect of interest expense on the operating expense ratio was 0.02%.
                           + Annualized.
                           ++Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year changed to March 31. Prior to this, the fiscal year end was April 30.

[GRAPHIC]  TERMS USED IN THIS PROSPECTUS


 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.


 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.


 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.


 COMMERCIAL PAPER - a money market instrument issued by a large company.


 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.


 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.


 EQUITY SECURITY - an investment that gives you part ownership in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.


 GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.


 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.


 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.


 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.


 PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.


 PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.


 PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.


 REVERSE REPURCHASE AGREEMENT - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.


 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.


 SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.


 SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.


 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


     U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

[GRAPHIC]  WHERE TO FIND MORE INFORMATION

 You'll find more information about the Money Market Funds in the following documents:

[GRAPHIC] ANNUAL AND SEMI-ANNUAL REPORTS

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports.


[GRAPHIC] STATEMENT OF ADDITIONAL INFORMATION

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.626.2275 (Institutional Investors)
                       1.800.321.7854 (Individual Investors)

        By mail:
        NATIONS FUNDS
        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255


        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS


        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.


        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009
        1.800.SEC.0330
        WWW.SEC.GOV


[NATIONS FUNDS LOGO APPEARS HERE]


SEC file number --


Nations Reserves, 811-6030;


NF-LIQUIDITY-8/99

MONEY MARKET FUNDS
PROSPECTUS -- MARKET CLASS SHARES

                                                                  AUGUST 1, 1999

Money Market Funds
NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


-------------------
NOT FDIC
INSURED
-------------------
MAY LOSE VALUE
-------------------
NO BANK GUARANTEE
-------------------

NATIONS FUNDS

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------



[GRAPHIC]   TERMS USED IN THIS PROSPECTUS


             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[GRAPHIC]    YOU'LL FIND TERMS USED IN
             THIS PROSPECTUS ON PAGE 38.







             YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

 This booklet, which is called a prospectus, tells you about some of the Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 This prospectus offers Market Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their institutional client accounts. Please turn to page 27 for more information about who is eligible to buy this class of shares.

 ABOUT THE FUNDS
 The Money Market Funds seek to provide income while protecting your original investment by investing in MONEY MARKET INSTRUMENTS.

 Money market instruments include short-term DEBT SECURITIES that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

 ARE THESE FUNDS RIGHT FOR YOU?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Money Market Funds may be suitable for you if:

  o you're looking for a relatively low risk investment with stability of principal

  o you have short-term income needs

 They may not be suitable for you if:

  o you're looking for higher returns

  o you're more comfortable with bank deposits that are FDIC-insured

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

 FOR MORE INFORMATION
 If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------



[GRAPHIC]   BANC OF AMERICA ADVISORS, INC.




             BANC OF AMERICA ADVISORS, INC. (BAAI)* IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED A SUB-
             ADVISER -- TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.



[GRAPHIC]     YOU'LL FIND MORE ABOUT
              BAAI AND TRADESTREET

              STARTING ON PAGE 25.


             *BAAI'S NAME IS EXPECTED TO BE CHANGED FROM NATIONSBANC ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.




[GRAPHIC]  About the Money Market Funds

NATIONS CASH RESERVES                                    4
Sub-adviser: TradeStreet
---------------------------------------------
NATIONS MONEY MARKET RESERVES                            7
Sub-adviser: TradeStreet
---------------------------------------------
NATIONS TREASURY RESERVES                               10
Sub-adviser: TradeStreet
---------------------------------------------
NATIONS GOVERNMENT RESERVES                             13
Sub-adviser: TradeStreet
---------------------------------------------
NATIONS MUNICIPAL RESERVES                              16
Sub-adviser: TradeStreet
---------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                  19
Sub-adviser: TradeStreet
---------------------------------------------
OTHER IMPORTANT INFORMATION                             23
---------------------------------------------
HOW THE FUNDS ARE MANAGED                               25


[GRAPHIC]  About your investment

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                 27
  How selling and servicing agents are paid             31
  Distributions and taxes                               32
---------------------------------------------
FINANCIAL HIGHLIGHTS                                    34
---------------------------------------------
TERMS USED IN THIS PROSPECTUS                           38
---------------------------------------------
WHERE TO FIND MORE INFORMATION                  BACK COVER

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]   ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.


             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.

[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 Nations Cash Reserves


[GRAPHIC]    INVESTMENT OBJECTIVE

             This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.



[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


             This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.




 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:


  o COMMERCIAL PAPER

  o BANK OBLIGATIONS


  o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers


  o short-term taxable MUNICIPAL SECURITIES

  o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS


 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.


  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


  o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN

               THIS FUND STARTING ON
               PAGE 23 AND IN THE SAI.




[GRAPHIC]

             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.


             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


     Nations Cash Reserves has the following risks:

     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.




[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEAR HERE]


1996      1997      1998
3.34%*    5.25%     5.19%

*Return is from inception (5-2-96) to 12-31-96.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.22%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




        Best: 3rd & 4th quarter 1997:     1.32%
        Worst: 4th quarter 1998:          1.20%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                1 year      Since inception
  Market Class Shares           5.19%        5.18%

[GRAPHIC]   THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
            ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
            ASSETS.

            TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]   THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
            LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
            ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]   WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




SHAREHOLDER FEES
(Fees paid directly from your investment)                       Market Class Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        ANNUAL FUND OPERATING EXPENSES1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.45%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      0.73%
        Fee waivers and/or reimbursements                        (0.08)%
                                                                ------
        Total net expenses2                                       0.65%
                                                                ======



        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.



This example assumes:

      o you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                           1 year     3 years     5 years     10 years
  Market Class Shares     $66        $225        $398        $899

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]   ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.






             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.


[GRAPHIC]    FIRST-TIER SECURITIES



             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 Nations Money Market Reserves


[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.



[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:


  o COMMERCIAL PAPER

  o BANK OBLIGATIONS

  o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable MUNICIPAL SECURITIES

  o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS


 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT

               OTHER RISKS OF INVESTING IN
               THIS FUND STARTING ON
               PAGE 23 AND IN THE SAI.





[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


     Nations Money Market Reserves has the following risks:

     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.




[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]


1989      1990      1991      1992      1993      1994      1995      1996      1997      1998

9.36%     8.25%     6.36%     4.02%     3.07%     4.02%     5.78%     5.28%     5.62%     5.55%


       YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.42%

       BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 2nd quarter 1999:            2.40%
  Worst: 2nd quarter 1993:           0.75%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                   1 year      5 years     10 years
  Capital Class Shares           5.55%        5.25%       5.72%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        SHAREHOLDER FEES
        (Fees paid directly from your investment)           Market Class Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.45%
        Other expenses                                            0.16%
                                                                ------
        Total annual Fund operating expenses                      0.76%
        Fee waivers and/or reimbursements                        (0.11)%
                                                                ------
        Total net expenses(2)                                     0.65%
                                                                ======



        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                           1 year     3 years     5 years     10 years
  Market Class Shares     $66        $232        $412        $932

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.


             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' LIST OF APPROVED MUTUAL FUNDS.



[GRAPHIC]   FIRST-TIER SECURITIES



             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 Nations Treasury Reserves


[GRAPHIC]    INVESTMENT OBJECTIVE


        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.




[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.



 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  o U.S. TREASURY OBLIGATIONS

  o REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS secured by U.S. Treasury obligations

  o obligations whose principal and interest are backed by the U.S. government


 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.


 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.



 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.


  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


  o Security analysis includes evaluating the credit quality of an instrument.



 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]




               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN

               THIS FUND STARTING ON
               PAGE 23 AND IN THE SAI.





[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


     Nations Treasury Reserves has the following risks:

     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.




[GRAPHIC]     A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEAR HERE]



1996      1997      1998
3/265*    5/11%     4.97%

*Return is from inception (5-2-96) to 12-31-96.


YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.09%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 4th quarter 1997:            1.29%
  Worst: 4th quarter 1998:           1.08%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998




                                1 year      Since inception
  Market Class Shares           4.97%        5.01%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.






[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




SHAREHOLDER FEES
(Fees paid directly from your investment)                        Market Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.45%
        Other expenses                                            0.15%
                                                                ------
        Total annual Fund operating expenses                      0.75%
        Fee waivers and/or reimbursements                        (0.10)%
                                                                ------
        Total net expenses(2)                                     0.65%
                                                                ======



        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


      Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                           1 year     3 years     5 years     10 years
  Market Class Shares     $66        $230        $407        $921

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.


             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


Nations Government Reserves


[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.



[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.



 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. GOVERNMENT OBLIGATIONS and U.S. TREASURY OBLIGATIONS. The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.


  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


  o Security analysis includes evaluating the credit quality of an instrument.



 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]     YOU'LL FIND MORE ABOUT
              OTHER RISKS OF INVESTING IN
              THIS FUND STARTING ON
              PAGE 23 AND IN THE SAI.




[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


     Nations Government Reserves has the following risks:

     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEAR HERE]


1996      1997      1998
3.26%*    5.13%     5.03%

     * Return is from inception (5-2-96) to 12-31-96.



        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.12%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 4th quarter 1997:            1.29%
  Worst: 4th quarter 1998:           1.13%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                1 year      Since inception
  Market Class Shares           5.03%        5.04%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.




[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




SHAREHOLDER FEES
(Fees paid directly from your investment)                       Market Class Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.45%
        Other expenses                                            0.14%
                                                                ------
        Total annual Fund operating expenses                      0.74%
        Fee waivers and/or reimbursements                        (0.09)%
                                                                ------
        Total net expenses(2)                                     0.65%
                                                                ======



        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


      Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                           1 year     3 years     5 years     10 years
  Market Class Shares     $66        $227        $403        $910

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]    ABOUT THE SUB-ADVISER


             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.


             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


Nations Municipal Reserves


[GRAPHIC]    INVESTMENT OBJECTIVE


        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.




[GRAPHIC]     PRINCIPAL INVESTMENT STRATEGIES


        The Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests at least 80% of its assets in MUNICIPAL SECURITIES, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of HIGH QUALITY.

  The Fund may invest up to 20% of its assets in:

  o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS
  o money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]     YOU'LL FIND MORE ABOUT
              OTHER RISKS OF INVESTING IN

              THIS FUND STARTING ON
              PAGE 23 AND IN THE SAI.




[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


     Nations Municipal Reserves has the following risks:

     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.




[GRAPHIC]     A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.




        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR GRAPH APPEARS HERE]

1996      1997      1998
2.05%*    3.24%     3.00%

     *Return is from inception (5-2-96) to 12-31-96.



        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  1.25%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 2nd quarter 1997:            0.86%
  Worst: 4th quarter 1998:           0.68%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                  1 year      Since inception
  Market Class Shares           3.00%        3.11%



[GRAPHIC]   WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(Fees paid directly from your investment)                      Market Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.45%
        Other expenses                                            0.18%
                                                                ------
        Total annual Fund operating expenses                      0.78%
        Fee waivers and/or reimbursements                        (0.13)%
                                                                ------
        Total net expenses(2)                                     0.65%
                                                                ======



        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           1 year     3 years     5 years     10 years
  Market Class Shares     $66        $236        $420        $954

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]   ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.



             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



 Nations California Tax-Exempt Reserves


[GRAPHIC]     INVESTMENT OBJECTIVE

        This Fund seeks current income exempt from federal income tax and California state personal income tax, a stable share price, and daily LIQUIDITY.



[GRAPHIC]     PRINCIPAL INVESTMENT STRATEGIES


        The Fund pursues its objective by generally investing in a portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund normally invests at least 80% of its assets in securities that pay interest that is free from federal income tax and California state personal income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

  The Fund may invest up to 20% of its assets in:

  o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS

  o money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING

               IN THIS FUND STARTING ON
               PAGE 23 AND IN THE SAI.



[GRAPHIC]      RISKS AND OTHER THINGS TO CONSIDER


        Nations California Tax-Exempt Reserves has the following risks:

        o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

        o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes and the federal alternative minimum tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR GRAPH APPEARS HERE]




1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
0.38%*    5.20%     3.975     2.01%     1.87%     2.30%     3.32%     2.88%     3.07%     2.74%


          * Return is from inception (12-6-89) to 12-31-89.


               YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  0.98%

               BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 2nd quarter 1990:            1.34%
  Worst: 1st quarter 1992:           0.23%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998




                                    1 year      5 years     Since inception
  Investor Class Shares           2.74%        2.86%       3.06%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




SHAREHOLDER FEES
(Fees paid directly from your investment)                        Market Class Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.45%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      0.73%
        Fee waivers and/or reimbursements                        (0.08)%
                                                                ------
        Total net expenses(2)                                     0.65%
                                                                ======



        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                           1 year     3 years     5 years     10 years
  Market Class Shares     $66        $225        $398        $899

[GRAPHIC]      Other important information



 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

     o SPECIAL RULES FOR MONEY MARKET FUNDS - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

     o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

      o must maintain an AVERAGE DOLLAR-WEIGHTED MATURITY of 90 days or less

     o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a FIRST-TIER SECURITY for up to three business days (except for Nations California Tax-Exempt Reserves)

     o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves, which also may invest in SECOND-TIER SECURITIES

     o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund cannot be changed without shareholder approval (except for Nations California Tax-Exempt Reserves).

     o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.


     o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

     o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.



       All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

       A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255


[GRAPHIC]    How the Funds are managed




 INVESTMENT ADVISER
 BAAI is the investment adviser to over 60 mutual fund portfolios in Nations Funds, including the Money Market Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:




     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS



                                              Maximum     Actual fee
                                              advisory     paid last
                                                fee1      fiscal year
  Nations Cash Reserves                      0.15%       0.15%
  Nations Money Market Reserves              0.15%       0.12%
  Nations Treasury Reserves                  0.15%       0.13%
  Nations Government Reserves                0.15%       0.14%
  Nations Municipal Reserves                 0.15%       0.10%
  Nations California Tax-Exempt Reserves     0.15%       0.15%



 1These fees are the current contract levels, which have been reduced from the contract levels in effect during the last fiscal year.

[GRAPHIC]    TRADESTREET INVESTMENT
             ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255


[GRAPHIC]    STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201





[GRAPHIC]    FIRST DATA INVESTOR
             SERVICES GROUP, INC.

             ONE EXCHANGE PLACE
             BOSTON, MASSACHUSETTS 02109


 INVESTMENT SUB-ADVISER
 Nations Funds and BAAI have engaged an investment sub-adviser, TradeStreet Investment Associates, Inc., to provide day-to-day portfolio management for the Funds. TradeStreet functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.



 TRADESTREET INVESTMENT ASSOCIATES, INC.

 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS.


 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in Nations Funds. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.



 TradeStreet is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.


Fund                                         TradeStreet Team
  Nations Cash Reserves                      Taxable Money Market Management Team
  Nations Money Market Reserves              Taxable Money Market Management Team
  Nations Treasury Reserves                  Taxable Money Market Management Team
  Nations Government Reserves                Taxable Money Market Management Team
  Nations Municipal Reserves                 Tax-Exempt Money Market Management Team
  Nations California Tax-Exempt Reserves     Tax-Exempt Money Market Management Team

 OTHER SERVICE PROVIDERS

 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------


[GRAPHIC]    WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY
             "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

[GRAPHIC]    A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW
             YORK IS OPEN.

             THE FEDERAL RESERVE BANK OF NEW YORK IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


[GRAPHIC]    Buying, selling and exchanging shares



 This prospectus offers Market Class Shares of the Funds. Here are some general rules about this class of shares:

 o Market Class Shares are available to financial institutions and intermediaries for their own accounts, and for certain institutional client accounts for which they may provide automated cash management or other services. These include:

        o Bank of America and certain of its affiliates

        o certain other financial institutions and intermediaries

  o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount.

  o There is no minimum for additional investments.

  o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Market Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.



 HOW SHARES ARE PRICED
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times:


  o 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves


  o 12:00 noon Eastern time each business day for each share class of Nations Government Reserves and Nations Municipal Reserves

  o 10:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves

 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

 VALUING SECURITIES IN A FUND

 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.



 HOW ORDERS ARE PROCESSED
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents by the following times on a business day will receive that day's net asset value per share:

  o 3:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  o 12:00 noon Eastern time for Nations Government Reserves and Nations Municipal Reserves

  o 10:30 a.m. Eastern time for Nations California Tax-Exempt Reserves



 Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

 TELEPHONE ORDERS

 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.


     Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]   BUYING SHARES


        Here are some general rules for buying shares:

          o Investors buy Market Class Shares at net asset value per share.


          o If we don't receive payment by 4:00 p.m. Eastern time on the business day Stephens, First Data or their agents receive the order, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.


          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.



[GRAPHIC]  SELLING SHARES


        Here are some general rules for selling shares:


          o We normally send the sale proceeds by federal funds wire on the same business day that Stephens, First Data or their agents receive the order.


          o We may take up to three business days to send the sale proceeds if we believe that an earlier payment could adversely affect the Fund.


          o Investors that qualify for telephone orders can sell up to $50,000 in shares by telephone.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

          o Shares that are held in certificate form must be signed (or accompanied by a signed stock power) and sent to First Data. The investor's signature must be guaranteed, unless other arrangements have been made with us. We may ask for any other information we need to prove that the order is properly authorized.


          o Under certain circumstances allowed under the 1940 Act, we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.


          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement plan administrator.

[GRAPHIC]    YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND
             POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS
             PROSPECTUS CAREFULLY.

        We may sell shares:


          o if the value of an investor's account falls below $500. We'll provide 30 days notice in writing if we're going to do this


          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients


          o under certain other circumstances allowed under the 1940 Act



[GRAPHIC]  EXCHANGING SHARES


        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.


        Here's how exchanges work:


          o Investors can exchange Market Class Shares of a Fund for Market Class Shares of any other Nations Reserves Money Market Fund.

          o Investors must exchange at least $250,000 at a time.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.



          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.


          o Exchanges can generally only be made into a Fund that is accepting investments.


          o We may limit the number of exchanges that can be made within a specified period of time.



          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).



          o Shares that are held in certificate form cannot be exchanged until First Data has received the certificate and deposited the shares to the investor's account.

[GRAPHIC]    THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU
             IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.


             THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

             THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



[GRAPHIC]    How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


     DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

 Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

 Stephens may be compensated or reimbursed for distribution-related expenses up to an annual maximum of 0.20% of the average daily net assets of Market Class Shares of the Funds, some or all of which may be paid to selling agents.

 Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Market Class Shares of the Funds.

 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

     OTHER COMPENSATION
     Selling and servicing agents may also receive:

  o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

 This compensation, which is not paid by the Fund, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

 BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

[GRAPHIC]   THE POWER OF COMPOUNDING




             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.


             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[GRAPHIC]    Distributions and taxes



  ABOUT DISTRIBUTIONS
  A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

  o A fund can also have CAPITAL GAINS if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.

 The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month.

 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[GRAPHIC]    THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY
             AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A
             SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR
             OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE
             AND LOCAL TAXES THAT MAY APPLY.


[GRAPHIC]   FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

 HOW TAXES AFFECT YOUR INVESTMENT

 Distributions of net investment income and any excess of net short-term capital gains over net long-term capital losses generally are taxable to you as ordinary income.

 Although the Funds do not expect to realize any capital gains, any distributions of net capital gains (generally the excess of net long-term capital gains over net short-term capital losses) generally are taxable to you as net capital gains.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 NATIONS MUNICIPAL RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES

 Distributions that come from Nations Municipal Reserves' tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax.


 Distributions that come from Nations California Tax-Exempt Reserves' tax-exempt interest income are generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes.


 Any distributions that come from taxable income or realized capital gains are generally subject to tax.


 A portion of the distributions from these Funds may also be subject to the federal alternative minimum tax.


     U.S. GOVERNMENT OBLIGATIONS

 If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and personal income taxes. Distributions you receive that come from interest the Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax advisor.

 WITHHOLDING TAX

 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:


  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


  o the IRS informs us that you are otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.


 TAXATION OF REDEMPTIONS AND EXCHANGES
 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.


[GRAPHIC]  Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information has been audited by PricewaterhouseCoopers LLP. The auditor's report and Nations Funds financial statements are incorporated by reference into the SAI. Financial Highlights for Market Class Shares of Nations California Tax-Exempt Fund are not provided because this class of shares had not yet commenced operations during the period indicated. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



Market Class                                     Period ended         Year ended      Period ended
                                                  3/31/99(a)           04/30/98        04/30/97*
 Net asset value, beginning of period            $ 1.00                 $ 1.00         $ 1.00
Net investment income                             0.0447                 0.0519         0.0493
 Dividends from net investment income            (0.0447)               (0.0519)       (0.0493)
Net asset value, end of period                   $ 1.00                 $ 1.00         $ 1.00
 TOTAL RETURN++                                   4.56  %                5.33  %        5.04  %
================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)             $1,486,502             $649,503       $333,000
 Ratio of operating expenses to average net
  assets                                          0.61  %+(b)             0.55%**       0.55  %+
Ratio of net investment income to average
  net assets                                      4.83  %+               5.19  %        4.97  %+
 Ratio of operating expenses to average net
  assets without waivers                          0.88  %+(b)            0.89  %        0.80  %+


                           * Nations Cash Reserves Market Class Shares commenced operations on May 3, 1996.
                           ** The effect of interest expense on the operating expense ratio was less than 0.01%.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                           (b) The effect of fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.





NATIONS TREASURY RESERVES  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



Market Class                                        Period ended         Year ended      Period ended
                                                     3/31/99(a)           04/30/98        04/30/97*
 Net asset value, beginning of period            $ 1.00                 $  1.00        $ 1.00
Net investment income                             0.0423                  0.0505        0.0481
 Dividends from net investment income            (0.0423)               (0.0505)       (0.0481)
Net asset value, end of period                   $ 1.00                 $  1.00        $ 1.00
 TOTAL RETURN++                                   4.31  %                 5.18  %       4.92  %
================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)             $1,169,932             $265,495       $123,396
 Ratio of operating expenses to average net
  assets                                          0.62  %+(b)             0.55  %       0.55  %+
Ratio of net investment income to average
  net assets                                      4.57  %+                5.06  %       4.85  %+
 Ratio of operating expenses to average net
  assets without waivers                          0.90  %+(b)             0.90  %       0.81  %+


                           * Nations Treasury Reserves Market Class Shares commenced operations on May 3, 1996.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                           (b) The effect of fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GOVERNMENT RESERVES FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



Market Class                                        Period ended         Year ended      Period ended
                                                     3/31/99(a)           04/30/98        04/30/97*
 Net asset value, beginning of period            $ 1.00                 $  1.00        $ 1.00
Net investment income                             0.0431                  0.0508        0.0482
 Dividends from net investment income            (0.0431)               (0.0508)       (0.0482)
Net asset value, end of period                   $ 1.00                 $  1.00        $ 1.00
 TOTAL RETURN++                                   4.39  %                 5.20  %       4.93  %
================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)             $334,000               $274,499       $218,499
 Ratio of operating expenses to average net
  assets                                          0.61  %+(b)             0.55  %       0.55  %+
Ratio of net investment income to average
  net assets                                      4.64  %+                5.08  %       4.87  %+
 Ratio of operating expenses to average net
  assets without waivers                          0.89  %+(b)             0.90  %       0.84  %+


                           * Nations Government Reserves Market Class Shares commenced operations on May 3, 1996.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                           (b) The effect of fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.





NATIONS MUNICIPAL RESERVES FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



Market Class                                     Period ended      Year ended      Period ended
                                                  3/31/99(a)        04/30/98        04/30/97*
 Net asset value, beginning of period          $ 1.00             $ 1.00         $ 1.00
Net investment income                           0.0254             0.0318         0.0301
 Dividends from net investment income          (0.0254)           (0.0318)       (0.0301)
Net asset value, end of period                 $ 1.00             $ 1.00         $ 1.00
 TOTAL RETURN++                                 2.57  %            3.24  %        3.06  %
=============================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)           $146,999           $92,000        $78,300
 Ratio of operating expenses to average net
  assets                                        0.61  %+            0.55%**       0.55  %+
Ratio of net investment income to average
  net assets                                    2.69  %+           3.18  %        3.03  %+
 Ratio of operating expenses to average net
  assets without waivers                        0.93  %+           0.93  %        0.87  %+


                           * Nations Municipal Reserves Market Class Shares commenced operations on May 3, 1996.
                           ** The effect of interest expense on the operating expense ratio was 0.02%.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.

NATIONS MONEY MARKET RESERVES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




Market Class                                        Period ended
                                                    3/31/99*(a)
 Net asset value, beginning of period            $ 1.00
Net investment income                             0.0214
 Dividends from net investment income            (0.0214)
Net asset value, end of period                   $ 1.00
 TOTAL RETURN++                                   2.14  %
===========================================================
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $873,993
 Ratio of operating expenses to average net
  assets                                          0.65  %+(b)
Ratio of net investment income to average
  net assets                                      4.42  %+
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.91  %+(b)



                           * Nations Money Market Reserves Market Class commenced operations on October 9, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

[GRAPHIC]     Terms used in this prospectus

 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 COMMERCIAL PAPER - a money market instrument issued by a large company.

 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 EQUITY SECURITY - an investment that gives you part ownership in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

 GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.

 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 REVERSE REPURCHASE AGREEMENT - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 SETTLEMENT DATE - The date on which an order is settled either by payment or delivery of securities.

 SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

[outside back cover]






[GRAPHIC]    Where to find more information


 You'll find more information about the Money Market Funds in the following documents:



[GRAPHIC]   ANNUAL AND SEMI-ANNUAL REPORTS


        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports.



[GRAPHIC]  STATEMENT OF ADDITIONAL INFORMATION


        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.626.2275 (Institutional Investors)
                      1.800.321.7854 (Individual Investors)


        By mail:
        NATIONS FUNDS

        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255



        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS


        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.



        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009

        1.800.SEC.0330

        WWW.SEC.GOV


SEC file number:



Nations Reserves, 811-6030

NF-MARKET-8/99

[GRAPHIC]



MONEY MARKET FUNDS
PROSPECTUS -- INVESTOR CLASS SHARES

                                                                  AUGUST 1, 1999

Money Market Funds
NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


------------------
NOT FDIC
INSURED
------------------
May Lose Value
------------------
No Bank Guarantee
------------------


[NATIONS FUNDS LOGO APPEARS HERE]

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]    TERMS USED IN THIS PROSPECTUS

             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.


[GRAPHIC]    YOU'LL FIND TERMS USED IN

             THIS PROSPECTUS ON PAGE 39.


             YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.


             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


 This booklet, which is called a prospectus, tells you about some of the Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 This prospectus offers Investor Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to page 28 for more information about who is eligible to buy this class of shares.

 ABOUT THE FUNDS
 The Money Market Funds seek to provide income while protecting your original investment by investing in MONEY MARKET INSTRUMENTS.

 Money market instruments include short-term DEBT SECURITIES that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

 ARE THESE FUNDS RIGHT FOR YOU?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Money Market Funds may be suitable for you if:

  o you're looking for a relatively low risk investment with stability of principal

  o you have short-term income needs

 They may not be suitable for you if:

  o you're looking for higher returns

  o you're more comfortable with bank deposits that are FDIC-insured

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

 FOR MORE INFORMATION
 If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.


 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.


             BANC OF AMERICA ADVISORS, INC. (BAAI)* IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED A SUB-
             ADVISER -- TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.



[GRAPHIC]    YOU'LL FIND MORE ABOUT
             BAAI AND TRADESTREET

             STARTING ON PAGE 26.



             *BAAI'S NAME IS EXPECTED TO BE CHANGED FROM NATIONSBANC ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.




[GRAPHIC]  About the Money Market Funds

NATIONS CASH RESERVES                                    4
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS MONEY MARKET RESERVES                            7
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS TREASURY RESERVES                               10
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS GOVERNMENT RESERVES                             13
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS MUNICIPAL RESERVES                              16
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                  20
Sub-adviser: TradeStreet
----------------------------------------------------------
OTHER IMPORTANT INFORMATION                             24
----------------------------------------------------------
HOW THE FUNDS ARE MANAGED                               26

[GRAPHIC]  About your investment

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                 28
  How selling and servicing agents are paid             34
  Distributions and taxes                               35
----------------------------------------------------------
FINANCIAL HIGHLIGHTS                                    37
----------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                           39
----------------------------------------------------------
WHERE TO FIND MORE INFORMATION                  BACK COVER

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 27.


             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.




[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 Nations Cash Reserves


[GRAPHIC]  INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:


  o COMMERCIAL PAPER

  o BANK OBLIGATIONS


  o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers


  o short-term taxable MUNICIPAL SECURITIES

  o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS


 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


  o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN

             THIS FUND STARTING ON
             PAGE 24 AND IN THE SAI.



[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.


             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]  RISKS AND OTHER THINGS TO CONSIDER


        Nations Cash Reserves has the following risks:



     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]

1996      1997      1998
3.34%*    5.25%     5.19%

*Return is from inception (5-2-96) to 12-31-96.


YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.22%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




        Best: 3rd and 4th quarter 1997:     1.32%
        Worst: 4th quarter 1998:            1.20%


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                                Since
                                  1 year      inception
  Market Class Shares              5.19%        5.18%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --  SALES CHARGES YOU PAY DIRECTLY,
             AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.



[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.





SHAREHOLDER FEES
(Fees paid directly from your investment)                     Investor Class Shares
        Maximum sales charge (load) imposed on purchases             none
        Maximum deferred sales charge (load)                         none
        ANNUAL FUND OPERATING EXPENSES1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                                0.15%
        Distribution (12b-1) and shareholder servicing fees            0.35%
        Other expenses                                                 0.13%
                                                                     ------
        Total annual Fund operating expenses                           0.63%
        Fee waivers and/or reimbursements                             (0.08)%
                                                                     ------
        Total net expenses2                                            0.55%
                                                                     ======


     (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


     (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



      EXAMPLE
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


      Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                   1 year     3 years     5 years     10 years
  Investor Class Shares             $56        $194        $343        $779

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.



[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 27.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.

[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



 Nations Money Market Reserves

[GRAPHIC]  INVESTMENT OBJECTIVE

        This Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.

[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES

        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:


  o COMMERCIAL PAPER

  o BANK OBLIGATIONS


  o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers


  o short-term taxable MUNICIPAL SECURITIES

  o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS


 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


  o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]     YOU'LL FIND MORE ABOUT

              OTHER RISKS OF INVESTING IN
              THIS FUND STARTING ON
              PAGE 24 AND IN THE SAI.



[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]  RISKS AND OTHER THINGS TO CONSIDER

        Nations Money Market Reserves has the following risks:


     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditwothiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
9.36%   8.25%   6.36%   4.02%   3.07%   4.02%   5.78%   5.28%   5.62%   5.55%



[GRAPHIC]  YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.42%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 2nd quarter 1989:            2.40%
  Worst: 2nd quarter 1993:           0.75%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                   1 year      5 years     10 years
  Capital Class Shares             5.55%        5.25%       5.72%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --  SALES CHARGES YOU PAY DIRECTLY,
             AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




SHAREHOLDER FEES
(Fees paid directly from your investment)                       Investor Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.16%
                                                                ------
        Total annual Fund operating expenses                      0.66%
        Fee waivers and/or reimbursements                        (0.11)%
                                                                ------
        Total net expenses2                                       0.55%
                                                                ======



     (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


     (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



      EXAMPLE
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


       Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 year     3 years     5 years     10 years
  Investor Class Shares              $56        $200        $357        $813

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 27.


             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' LIST OF APPROVED MUTUAL FUNDS.

[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 Nations Treasury Reserves

[GRAPHIC]  INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  o U.S. TREASURY OBLIGATIONS

  o REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS secured by U.S. Treasury obligations

  o obligations whose principal and interest are backed by the U.S. government

 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


  o Economic analysis includes evaluating national and global economic conditions, as well as the direction of interest rates.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


  o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN

               THIS FUND STARTING ON
               PAGE 24 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.


             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]  RISKS AND OTHER THINGS TO CONSIDER

        Nations Treasury Reserves has the following risks:


     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1996     1997     1998
3.26%*   5.11%    4.97%

*Return is from inception (5-2-96) to 12-31-96.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.09%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 4th quarter 1997:            1.29%
  Worst: 4th quarter 1998:           1.08%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                Since
                                  1 year      inception
  Market Class Shares              4.97%        5.01%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(Fees paid directly from your investment)                       Investor Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.15%
                                                                ------
        Total annual Fund operating expenses                      0.65%
        Fee waivers and/or reimbursements                        (0.10)%
                                                                ------
        Total net expenses2                                       0.55%
                                                                ======


     (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


     (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

      EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

       Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 year     3 years     5 years     10 years
  Investor Class Shares              $56        $198        $352        $801

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 27.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 Nations Government Reserves


[GRAPHIC]  INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES

        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. GOVERNMENT OBLIGATIONS and U.S. TREASURY OBLIGATIONS. The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON

             PAGE 24 AND IN THE SAI.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]  RISKS AND OTHER THINGS TO CONSIDER

     Nations Government Reserves has the following general risks:

     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1996     1997     1998
3.26%*   5.13%    5.03%

*Return is from inception (5-2-96) to 12-31-96.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.12%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 4th quarter 1997:            1.29%
  Worst: 4th quarter 1998:           1.13%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                Since
                                  1 year      inception
  Market Class Shares              5.03%        5.04%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --  SALES CHARGES YOU PAY DIRECTLY,
             AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
        (Fees paid directly from your investment)               Investor Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.15%
        Distribution (12b-1) and shareholder servicing fees      0.35%
        Other expenses                                           0.14%
                                                                -----
        Total annual Fund operating expenses                     0.64%
        Fee waivers and/or reimbursements                       (0.09)%
                                                                -----
        Total net expenses2                                      0.55%
                                                                =====


     (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


     (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



      EXAMPLE
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 year     3 years     5 years     10 years
  Investor Class Shares              $56        $196        $348        $790

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 27.


             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 Nations Municipal Reserves

[GRAPHIC]  INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.


[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests at least 80% of its assets in MUNICIPAL SECURITIES, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of HIGH QUALITY.


  The Fund may invest up to 20% of its assets in:


  o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS

  o money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN

             THIS FUND ON PAGE 24
             AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations Municipal Reserves has the following risks:


     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.


[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1996    1997    1998
2.05%*  3.24%   3.00%

*Return is from inception (5-2-96) to 12-31-96.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 1.25%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --  SALES CHARGES YOU PAY DIRECTLY,
             AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 2nd quarter 1997:            0.86%
  Worst: 4th quarter 1998:           0.68%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                                Since
                                  1 year      inception
  Market Class Shares              3.00%        3.11%


[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(Fees paid directly from your investment)                       Investor Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.18%
                                                                ------
        Total annual Fund operating expenses                      0.68%
        Fee waivers and/or reimbursements                        (0.13)%
                                                                ------
        Total net expenses2                                       0.55%
                                                                ======



     (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]   THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
            LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
            ACTUAL EXPENSES AND PERFORMANCE.


      EXAMPLE
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:
      o you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

       Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 year     3 years     5 years     10 years
  Investor Class Shares             $56        $204        $366        $834

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

             YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 27.

[GRAPHIC]    THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN
             INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT
             INFORMATION.


 Nations California Tax-Exempt Reserves

[GRAPHIC]  INVESTMENT OBJECTIVE

        This Fund seeks current income exempt from federal income tax and California state personal income tax, a stable share price, and daily LIQUIDITY.


[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES

        The Fund pursues its objective by generally investing in a portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund normally invests at least 80% of its assets in securities that pay interest that is free from federal income tax and California state personal income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

  The Fund may invest up to 20% of its assets in:

  o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS

  o money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


  o Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING

               IN THIS FUND STARTING ON
               PAGE 24 AND IN THE SAI.

[GRAPHIC]  RISKS AND OTHER THINGS TO CONSIDER

        Nations California Tax-Exempt Reserves has the following risks:

     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes and the federal alternative minimum tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
0.38%*  5.20%   3.97%   2.01%   1.87%   2.30%   3.32%   2.88%   3.07%   2.74%

*Return is from inception (12-6-89) to 12-31-89.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 0.98%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1990:            1.34%
  Worst: 1st quarter 1992:           0.23%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                                              Since
                                    1 year      5 years     inception
  Investor Class Shares              2.74%        2.86%       3.06%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --  SALES CHARGES YOU PAY DIRECTLY,
             AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)                       Investor Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      0.63%
        Fee waivers and/or reimbursements                        (0.08)%
                                                                ------
        Total net expenses2                                       0.55%
                                                                ======

     (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

     (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


      EXAMPLE
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


       Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 year     3 years     5 years     10 years
  Investor Class Shares             $56        $194        $343        $779

[GRAPHIC]  Other important information


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

     o SPECIAL RULES FOR MONEY MARKET FUNDS - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

     o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

     o must maintain an AVERAGE DOLLAR-WEIGHTED MATURITY of 90 days or less

     o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a FIRST-TIER SECURITY for up to three business days (except for Nations California Tax-Exempt Reserves)

     o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities except for Nations California Tax-Exempt Reserves, which also may invest in SECOND-TIER SECURITIES

     o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund cannot be changed without shareholder approval (except for Nations California
       Tax-Exempt Reserves).

     o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

     o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.

       All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

       A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]   BANC OF AMERICA ADVISORS, INC.


             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255


[GRAPHIC]   How the Funds are managed



 INVESTMENT ADVISER
 BAAI is the investment adviser to over 60 mutual fund portfolios in Nations Funds, including the Money Market Funds described in this prospectus.


 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.


 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.


 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.


 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:


     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS



                                               Maximum     Actual fee
                                              advisory      paid last
                                                fee(1)     fiscal year
  Nations Cash Reserves                      0.15%        0.15%
  Nations Money Market Reserves              0.15%        0.12%
  Nations Treasury Reserves                  0.15%        0.13%
  Nations Government Reserves                0.15%        0.14%
  Nations Municipal Reserves                 0.15%        0.10%
  Nations California Tax-Exempt Reserves     0.15%        0.15%



(1)These fees are the current contract levels, which have been reduced from the contract levels in effect during the last fiscal year.

[GRAPHIC]    TRADESTREET INVESTMENT
             ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255



[GRAPHIC]    STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201





[GRAPHIC]    FIRST DATA INVESTOR
             SERVICES GROUP, INC.

             ONE EXCHANGE PLACE
             BOSTON, MASSACHUSETTS 02109

 INVESTMENT SUB-ADVISER

 Nations Funds and BAAI have engaged an investment sub-adviser, TradeStreet Investment Associates, Inc., to provide day-to-day portfolio management for the Funds. TradeStreet functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.



 TRADESTREET INVESTMENT ASSOCIATES, INC.

 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES and MONEY MARKET INSTRUMENTS.


 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in Nations Funds. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.



 TradeStreet is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.


Fund                                         TradeStreet Team
  Nations Cash Reserves                      Taxable Money Market Management Team
  Nations Money Market Reserves              Taxable Money Market Management Team
  Nations Treasury Reserves                  Taxable Money Market Management Team
  Nations Government Reserves                Taxable Money Market Management Team
  Nations Municipal Reserves                 Tax-Exempt Money Market Management Team
  Nations California Tax-Exempt Reserves     Tax-Exempt Money Market Management Team

     OTHER SERVICE PROVIDERS

 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.



 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------


[GRAPHIC]   WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY
            "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.




[GRAPHIC]   Buying, selling and exchanging shares



 This prospectus offers Investor Class Shares of the Funds. Here are some general rules about this class of shares:

 o Investor Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other services. These include:

      o Bank of America and certain of its affiliates

      o certain other financial institutions and intermediaries

 o The minimum initial investment is $25,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to come up with the minimum initial investment.

 o There is no minimum for additional investments.

 o The minimum initial investment is $10,000 using the Systematic Investment Plan. The minimum for additional investments under this plan is $1,000.

 o There are no sales charges for buying, selling or exchanging these shares.


 You'll find more information about buying, selling and exchanging Investor Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.


 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

                         Ways to
                       buy, sell or               How much you can buy,
                         exchange                    sell or exchange                             Other things to know
                    -----------------   --------------------------------------  ----------------------------------------------------
Buying shares       In a lump sum       minimum initial investment:               There is no limit to the amount you can invest
                                        o $25,000                                 in Investor Class Shares.
                                        minimum additional investment:
                                        o none
                    Using our           minimum initial investment:               You can buy shares monthly, twice a month or
                    Systematic          o $10,000                                 quarterly, using automatic transfers from your
                    Investment Plan     minimum additional investment:            bank account.
                                        o $1,000
------------------------------------------------------------------------------------------------------------------------------------
Selling shares      In a lump sum       o you can sell up to $50,000 of your      We usually send you the sale proceeds on the
                                        shares by telephone, otherwise            same day that we receive your order.
                                        there are no limits to the amount you     If you paid for your shares with a check that
                                        can sell                                  wasn't certified, we'll hold the sale proceeds
                                        o other restrictions may apply to         when you sell those shares for at least 15 days
                                        withdrawals from retirement plan          after the trade date of the purchase, or until the
                                        accounts                                  check has cleared.

                    Using our free      o minimum $250 per check                  You can write checks for free. You can only use
                    checkwriting                                                  checks to make partial withdrawals from a
                    service                                                       Fund. You can't use a check to make a full
                                                                                  withdrawal from a Fund.

                    Using our           o minimum $25 per withdrawal              Your account balance must be at least $10,000
                    Automatic                                                     to set up the plan. You can make withdrawals
                    Withdrawal Plan                                               monthly, twice a month or quarterly. We'll send
                                                                                  your money by check or deposit it directly to
                                                                                  your bank account.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares   In a lump sum       o minimum $25,000 per exchange            You can exchange Investor Class shares of a
                                                                                  Fund for Investor Class Shares of any other
                                                                                   Nations Reserves Money Market Fund.

[GRAPHIC]    A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW
             YORK IS OPEN.



             THE FEDERAL RESERVE BANK OF NEW YORK IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


 HOW SHARES ARE PRICED
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times:


   o 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves


   o 12:00 noon Eastern time each business day for each share class of Nations Government Reserves and Nations Municipal Reserves

   o 10:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves

 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.


 VALUING SECURITIES IN A FUND

 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.



 HOW ORDERS ARE PROCESSED
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents by the following times on a business day will receive that day's net asset value per share:

   o 3:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

   o 12:00 noon Eastern time for Nations Government Reserves and Nations Municipal Reserves

   o 10:30 a.m. Eastern time for Nations California Tax-Exempt Reserves



 Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

     TELEPHONE ORDERS

 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.


     Here's how telephone orders work:

      o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

      o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

      o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

      o Telephone orders may be difficult to complete during periods of significant economic or market change.



[GRAPHIC]  BUYING SHARES

        Here are some general rules for buying shares:

          o Investors buy Investor Class Shares at net asset value per share.


          o If we don't receive payment by 4:00 p.m. Eastern time on the business day Stephens, First Data or their agents receive the order, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.


          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

 SYSTEMATIC INVESTMENT PLAN
 You can make regular purchases of $1,000 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.


     Here's how the plan works:

     o You can buy shares twice a month, monthly or quarterly.

     o You can choose to have us transfer your money on or about the 15th or the last day of the month.

     o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.

[GRAPHIC]  SELLING SHARES

        Here are some general rules for selling shares:


          o We normally send the sale proceeds by federal funds wire on the same business day that Stephens, First Data or their agents receive the order.


          o We may take up to three business days to send the sale proceeds if we believe that an earlier payment could adversely affect the Fund.


          o Investors that qualify for telephone orders can sell up to $50,000 in shares by telephone.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.


          o Under certain circumstances allowed under the 1940 Act, we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.


          o other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement plan administrator.



        We may sell shares:


          o if the value of an investor's account falls below $500. We'll provide 30 days notice in writing if we're going to do this


          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients


          o under certain other circumstances allowed under the 1940 Act

 CHECKWRITING SERVICE
 You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.


     Here's how the service works:

     o Each check you write must be for $250 or more.

     o You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

     o Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

     o We can change or cancel the service by giving you 30 days notice in writing.

[GRAPHIC]   YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND
            POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS
            PROSPECTUS CAREFULLY.


 AUTOMATIC WITHDRAWAL PLAN
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your financial adviser or us to set up the plan.


     Here's how the plan works:

     o Your account balance must be at least $10,000 to set up the plan.

     o If you set up the plan after you've opened your account, your signature must be guaranteed.

     o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

     o We'll send you a check or deposit the money directly to your bank account.

     o You can cancel the plan by giving your financial adviser or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.



[GRAPHIC]   EXCHANGING SHARES


        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.


        Here's how exchanges work:


          o Investors can exchange Investor Class Shares of a Fund for Investor Class Shares of any other Nations Reserves Money Market Fund.

          o Investors must exchange at least $25,000 at a time.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.


          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.


          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]   THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU
            IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.



             THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN
             APPROVED UNDER RULE 12B-1 OF THE
             1940 ACT.



             THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



[GRAPHIC]    How selling and servicing agents are paid



 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

 DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
 Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

 Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.10% of the average daily net assets of Investor Class Shares of the Funds, some or all of which may be paid to selling agents.

 Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Investor Class Shares of the Funds.

 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.


 OTHER COMPENSATION
 Selling and servicing agents may also receive:

  o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

 BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

[GRAPHIC]    THE POWER OF COMPOUNDING



             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE
             ADVANTAGE OF THE POTENTIAL FOR
             COMPOUND GROWTH.

             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[GRAPHIC]    Distributions and taxes


 ABOUT DISTRIBUTIONS
 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

  o A fund can also have CAPITAL GAINS if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.

 The Funds declare distributions of net investment income each business day and pay them on the first business day of each month.

 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[GRAPHIC]    THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY
             AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A
             SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR
             OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE
             AND LOCAL TAXES THAT MAY APPLY.


[GRAPHIC]    FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.



 HOW TAXES AFFECT YOUR INVESTMENT

 Distributions of net investment income and any excess of net short-term capital gains over net long-term capital losses generally are taxable to you as ordinary income.

 Although the Funds do not expect to realize any capital gains any distributions of net capital gains (generally the excess of net long-term capital gains over net short-term capital losses) generally are taxable to you as net capital gains.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 NATIONS MUNICIPAL RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES

 Distributions that come from Nations Municipal Reserves' tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax.


 Distributions that come from Nations California Tax-Exempt Reserves' tax-exempt interest income are generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes.


 Any distributions that come from taxable income or realized capital gains are generally subject to tax.


 A portion of the distributions from these Funds may also be subject to the federal alternative minimum tax.



 U.S. GOVERNMENT OBLIGATIONS

 If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and personal income taxes. Distributions you receive that come from interest the Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax advisor.

 WITHHOLDING TAX

 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:


  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


  o the IRS informs us that you are otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.



 TAXATION OF REDEMPTIONS AND EXCHANGES
 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.


[GRAPHIC]    Financial highlights


 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information has been audited by PricewaterhouseCoopers LLP. The auditor's report and Nations Funds financial statements are incorporated by reference into the SAI. Financial Highlights for the Nations Funds (excluding Nations California Tax-Exempt Fund) are not provided because there were no shareholders of Investor Class Shares during the period indicated. Please see the back cover to find out how you can get a copy.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES (SUCCESSOR TO THE PACIFIC           FOR A SHARE OUTSTANDING THROUGHOUT
                                             EACH PERIOD
HORIZON CALIFORNIA TAX-EXEMPT
FUND)



                                                PERIOD ENDED        YEAR ENDED
INVESTOR CLASS*                                    5/14/99          2/28/99(A)
 NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD    $ 1.00             $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               .0100              .0261
 Net realized gains/(losses) on investment
 transactions                                         --                 --
Total income from investment operations             .0100              .0261
 Less dividends to shareholders from net
 investment income                                ( .0100)           ( .0261)
Net change in net asset value per share               --                 --
 Net asset value per share, end of period          $ 1.00             $ 1.00
TOTAL RETURN                                         0.50%(e)           2.64%
================================================================================
 RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)            $  503             $  539
Ratio of expenses to average net assets            0.58  %(d)         0.56  %
 Ratio of net investment income to average net
 assets                                            2.43  %(d)         2.61  %
Ratio of expenses to average net assets**          0.62  %(d)         0.59  %(c)
 Ratio of net investment income to average net
 assets**                                          2.39  %(d)         2.58  %(c)



                                                       YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
INVESTOR CLASS*                                         2/28/98            2/28/97          2/29/96        2/28/95
 NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD   $ 1.00               $ 1.00          $ 1.00           $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.0302               0.0284          0.0324           0.0249
 Net realized gains/(losses) on investment
 transactions                                         --                   --          (0.0001)         (0.0001)
Total income from investment operations            0.0302               0.0284          0.0323           0.0248
 Less dividends to shareholders from net
 investment income                                (0.0302)             (0.0284)        (0.0324)         (0.0249)
Net change in net asset value per share               --                   --          (0.0001)         (0.0001)
 Net asset value per share, end of period         $ 1.00               $ 1.00          $ 1.00           $ 1.00
TOTAL RETURN                                       3.06  %              2.88  %         3.29  %          2.52  %
================================================================================================================
 RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)            $   598              $   493         $  528           $  187
Ratio of expenses to average net assets            0.57  %              0.57  %         0.62  %          0.62  %
 Ratio of net investment income to average net
 assets                                            3.01  %              2.83  %         3.35  %          2.48  %
Ratio of expenses to average net assets**          0.60  %(c)            0.60%***       0.63%***             (b)
 Ratio of net investment income to average net
 assets**                                          2.98  %(c)           2.80  %             (c)              (b)



                           *Investor Class Shares of Nations California
                           Tax-Exempt Reserves were formerly Pacific Horizon Shares of the Pacific Horizon California Tax-Exempt Money Market Fund.
                           **During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
                           ***During the years ended February 28, 1997 and February 29, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
                           (a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
                           (b) There were no fee waivers or expense reimbursements during the year.
                           (c) Fees paid by third parties had no effect on the ratios.
                           (d) Annualized.
                           (e) Not annualized.

[GRAPHIC]  Terms used in this prospectus




 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 COMMERCIAL PAPER - a money market instrument issued by a large company.

 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 EQUITY SECURITY - an investment that gives you part ownership in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

 GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.

 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 REVERSE REPURCHASE AGREEMENT - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 SETTLEMENT DATE - The date on which an order is settled either by payment or delivery of securities.

 SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

[GRAPHIC]  Where to find more information


 You'll find more information about the Money Market Funds in the following documents:



[GRAPHIC]  ANNUAL AND SEMI-ANNUAL REPORTS

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports.




[GRAPHIC]   STATEMENT OF ADDITIONAL INFORMATION

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.626.2275 (Institutional Investors)

                      1.800.321.7854 (Individual Investors)

        By mail:
        NATIONS FUNDS

        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255



        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS

        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.



        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009

        1.800.SEC.0330

        WWW.SEC.GOV


SEC file number:


Nations Reserves, 811-6030


NF-INVESTOR-8/99



[GRAPHIC]    MONEY MARKET FUNDS
             PROSPECTUS  --  ADVISER CLASS SHARES

                                                                 AUGUST 1, 1999

MONEY MARKET FUNDS
NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

---------------------
NOT FDIC
INSURED
---------------------
MAY LOSE VALUE
---------------------
NO BANK GUARANTEE
---------------------

[NATIONS FUNDS LOGO APPEARS HERE]

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------
[GRAPHIC]    TERMS USED IN THIS PROSPECTUS

             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[GRAPHIC]    YOU'LL FIND TERMS USED IN
             THIS PROSPECTUS ON PAGE 38.

             YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

 This booklet, which is called a prospectus, tells you about some of the Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 This prospectus offers Adviser Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to page 26 for more information about who is eligible to buy this class of shares.

 ABOUT THE FUNDS
 The Money Market Funds seek to provide income while protecting your original investment by investing in MONEY MARKET INSTRUMENTS.

 Money market instruments include short-term DEBT SECURITIES that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

 ARE THESE FUNDS RIGHT FOR YOU?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Money Market Funds may be suitable for you if:

   o you're looking for a relatively low risk investment with stability of principal

   o you have short-term income needs

 They may not be suitable for you if:

   o you're looking for higher returns

   o you're more comfortable with bank deposits that are FDIC-insured

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

 FOR MORE INFORMATION
 If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------


[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             BANC OF AMERICA ADVISORS, INC., (BAAI)* IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.


[GRAPHIC]    YOU'LL FIND MORE ABOUT
             BAAI AND TRADESTREET
             STARTING ON PAGE 24.

             *BAAI'S NAME IS EXPECTED TO BE CHANGED FROM NATIONSBANC ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.


[GRAPHIC]    ABOUT THE MONEY MARKET FUNDS

NATIONS CASH RESERVES                                    4
Sub-adviser: TradeStreet
-----------------------------------------------------------
NATIONS MONEY MARKET RESERVES                            7
Sub-adviser: TradeStreet
-----------------------------------------------------------
NATIONS TREASURY RESERVES                               10
Sub-adviser: TradeStreet
-----------------------------------------------------------
NATIONS GOVERNMENT RESERVES                             13
Sub-adviser: TradeStreet
-----------------------------------------------------------
NATIONS MUNICIPAL RESERVES                              16
Sub-adviser: TradeStreet
-----------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                  19
Sub-adviser: TradeStreet
-----------------------------------------------------------
OTHER IMPORTANT INFORMATION                             22
-----------------------------------------------------------
HOW THE FUNDS ARE MANAGED                               24

[GRAPHIC]    ABOUT YOUR INVESTMENT

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                 26
  How selling and servicing agents are paid             30
  Distributions and taxes                               31
-----------------------------------------------------------
FINANCIAL HIGHLIGHTS                                    33
-----------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                           38
-----------------------------------------------------------
WHERE TO FIND MORE INFORMATION                  BACK COVER

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT
             TRADESTREET ON PAGE 25.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.


[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

 NATIONS CASH RESERVES

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  o COMMERCIAL PAPER

  o BANK OBLIGATIONS


  o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable MUNICIPAL SECURITIES

  o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS

 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 22 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Cash Reserves has the following risks:

     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1994      1995      1996      1997      1998
1.32%*    5.76%     5.19%     5.36%     5.32%

*Return is from inception (9-22-94) to 12-31-94.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.32%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1995:            1.46%
  Worst: 4th quarter 1994:           1.20%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                                 Since
                                   1 year      inception
  Adviser Class Shares             5.32%        5.37%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --  SALES CHARGES YOU PAY DIRECTLY,
             AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(Fees paid directly from your investment)                       Adviser Class Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.15%
        Shareholder servicing fees                               0.25%
        Other expenses                                           0.13%
                                                               ------
        Total annual Fund operating expenses                     0.53%
        Fee waivers and/or reimbursements                       (0.08)%
                                                               ------
        Total net expenses(2)                                    0.45%
                                                               ======


      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 year     3 years     5 years     10 years
  Adviser Class Shares            $46        $162        $288        $657

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.



[GRAPHIC]    YOU'LL FIND MORE ABOUT
             TRADESTREET ON PAGE 25.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.



[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

 NATIONS MONEY MARKET RESERVES

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  o COMMERCIAL PAPER

  o BANK OBLIGATIONS

  o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable MUNICIPAL SECURITIES

  o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS

  o other INVESTMENT COMPANY SECURITIES

 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 22 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Money Market Reserves has the following risks:

     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
9.36%  8.25%  6.36%  4.02%  3.07%  4.02%  5.78%  5.28%  5.62%  5.55%

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.42%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1989:            2.40%
  Worst: 2nd quarter 1993:           0.75%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                   1 year      5 years     10 years
  Capital Class Shares            5.55%        5.25%       5.72%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --  SALES CHARGES YOU PAY DIRECTLY,
             AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(Fees paid directly from your investment)                       Adviser Class Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.15%
        Shareholder servicing fees                               0.25%
        Other expenses                                           0.16%
                                                               ------
        Total annual Fund operating expenses                     0.56%
        Fee waivers and/or reimbursements                       (0.11)%
                                                               ------
        Total net expenses(1)                                    0.45%
                                                               ======


      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 year     3 years     5 years     10 years
  Adviser Class Shares            $46        $168        $302        $692

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' LIST OF APPROVED MUTUAL FUNDS.

[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS TREASURY RESERVES

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  o U.S. TREASURY OBLIGATIONS

  o REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS secured by U.S. Treasury obligations

  o obligations whose principal and interest are backed by the U.S. government

 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS FUND STARTING ON
               PAGE 22 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Treasury Reserves has the following risks:

     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1994    1995   1996   1997   1998
1.29%*  5.60%  5.07%  5.22%  5.12%

*Return is from inception (9-22-94) to 12-31-94.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.19%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1995:            1.41%
  Worst: 4th quarter 1998:           1.16%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                 Since
                                   1 year      inception
  Adviser Class Shares            5.12%        5.22%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(Fees paid directly from your investment)                       Adviser Class Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.15%
        Shareholder servicing fees                               0.25%
        Other expenses                                           0.15%
                                                               ------
        Total annual Fund operating expenses                     0.55%
        Fee waivers and/or reimbursements                       (0.10)%
                                                               ------
        Total net expenses(2)                                    0.45%
                                                               ======


      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 year     3 years     5 years     10 years
  Adviser Class Shares            $46        $166        $297        $680

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.


             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

 NATIONS GOVERNMENT RESERVES

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. GOVERNMENT OBLIGATIONS and U.S. TREASURY OBLIGATIONS. The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON PAGE 22
             AND IN THE SAI.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Government Reserves has the following general risks:


     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.


     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1994    1995   1996   1997   1998
1.22%*  5.55%  5.06%  5.24%  5.16%

*Return is from inception (9-22-94) to 12-31-94.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.22%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1995:            1.39%
  Worst: 4th quarter 1994:           1.11%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                 Since
                                   1 year      inception
  Adviser Class Shares            5.16%        5.21%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(Fees paid directly from your investment)                       Adviser Class Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.15%
        Shareholder servicing fees                               0.25%
        Other expenses                                           0.14%
                                                               ------
        Total annual Fund operating expenses                     0.54%
        Fee waivers and/or reimbursements                       (0.09)%
                                                               ------
        Total net expenses(2)                                    0.45%
                                                               ======


      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 year     3 years     5 years     10 years
  Adviser Class Shares            $46        $164        $293        $668

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT
             TRADESTREET ON PAGE 25.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

 NATIONS MUNICIPAL RESERVES

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests at least 80% of its assets in MUNICIPAL SECURITIES, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of HIGH QUALITY.


     The Fund may invest up to 20% of its assets in:

  o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS

  o money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON PAGE 22 AND IN THE SAI.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Municipal Reserves has the following risks:

     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.

[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1994    1995   1996   1997   1998
0.88%*  3.55%  3.18%  3.34%  3.15%

*Return is from inception (9-22-94) to 12-31-94.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  1.35%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1995:            0.93%
  Worst: 4th quarter 1998:           0.73%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                                 Since
                                   1 year      inception
  Adviser Class Shares            3.15%        3.30%

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)                       Adviser Class Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.15%
        Shareholder servicing fees                               0.25%
        Other expenses                                           0.18%
                                                               ------
        Total annual Fund operating expenses                     0.58%
        Fee waivers and/or reimbursements                       (0.13)%
                                                               ------
        Total net expenses(2)                                    0.45%
                                                               ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 year     3 years     5 years     10 years
  Adviser Class Shares            $46        $173        $311        $713

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

 NATIONS CALIFORNIA TAX-EXEMPT RESERVES

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks current income exempt from federal income tax and California state personal income tax, a stable share price, and daily LIQUIDITY.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        The Fund pursues its objective by generally investing in a portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund normally invests at least 80% of its assets in securities that pay interest that is free from federal income tax and California state personal income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

  The Fund may invest up to 20% of its assets in:

  o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS

  o money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON PAGE 22 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations California Tax-Exempt Reserves has the following risks:

       o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

       o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

       o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
       o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes and the federal alternative minimum tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.


[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1993     1994      1995      1996      1997      1998
1.70%*    2.37%     3.40%     2.96%     3.14%     2.82%

*Return is from inception (3-1-93) to 12-31-93.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  1.02%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1995:            0.88%
  Worst: 1st quarter 1994:           0.44%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY,
             AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                             Since
                                   1 year      5 years     inception
  Adviser Class Shares             2.82%        2.94%       2.81%


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(Fees paid directly from your investment)                       Adviser Class Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.15%
        Shareholder servicing fees                               0.25%
        Other expenses                                           0.13%
                                                               ------
        Total annual Fund operating expenses                     0.53%
        Fee waivers and/or reimbursements                       (0.08)%
                                                               ------
        Total net expenses(2)                                    0.45%
                                                               ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 year     3 years     5 years     10 years
  Adviser Class Shares             $46        $162        $288        $657

[GRAPHIC]    OTHER IMPORTANT INFORMATION


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

     o SPECIAL RULES FOR MONEY MARKET FUNDS - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       o must maintain an AVERAGE DOLLAR-WEIGHTED MATURITY of 90 days or less

       o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a FIRST-TIER SECURITY for up to three business days (except for Nations California Tax-Exempt Reserves)

      o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves, which also may invest in SECOND-TIER SECURITIES

     o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund cannot be changed without shareholder approval (except for Nations California
       Tax-Exempt Reserves).

     o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

     o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.


       All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

       A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC]  HOW THE FUNDS ARE MANAGED


 INVESTMENT ADVISER
 BAAI is the investment adviser to over 60 mutual fund portfolios in Nations Funds, including the Money Market Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                              Maximum     Actual fee
                                              advisory     paid last
                                                fee(1)    fiscal year
  Nations Cash Reserves                      0.15%       0.15%
  Nations Money Market Reserves              0.15%       0.12%
  Nations Treasury Reserves                  0.15%       0.13%
  Nations Government Reserves                0.15%       0.14%
  Nations Municipal Reserves                 0.15%       0.10%
  Nations California Tax-Exempt Reserves     0.15%       0.15%

(1)These fees are the current contract levels, which have been reduced from the contract levels in effect during the last fiscal year.

[GRAPHIC]    TRADESTREET INVESTMENT
             ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC]    STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201

[GRAPHIC]    FIRST DATA INVESTOR
             SERVICES GROUP, INC.

             ONE EXCHANGE PLACE
             BOSTON, MASSACHUSETTS 02109


 INVESTMENT SUB-ADVISER
 Nations Funds and BAAI have engaged an investment sub-adviser, TradeStreet Investment Associates, Inc., to provide day-to-day portfolio management for the Funds. TradeStreet functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.

 TRADESTREET INVESTMENT ASSOCIATES, INC.
 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS.

 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in Nations Funds. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 TradeStreet is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                         TradeStreet Team
  Nations Cash Reserves                      Taxable Money Market Management Team
  Nations Money Market Reserves              Taxable Money Market Management Team
  Nations Treasury Reserves                  Taxable Money Market Management Team
  Nations Government Reserves                Taxable Money Market Management Team
  Nations Municipal Reserves                 Tax-Exempt Money Market Management Team
  Nations California Tax-Exempt Reserves     Tax-Exempt Money Market Management Team

 OTHER SERVICE PROVIDERS
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay shareholder servicing fees and/or other compensation to companies for providing services to investors.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC]     WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY
             "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.


[GRAPHIC]    BUYING, SELLING AND EXCHANGING SHARES

 This prospectus offers Adviser Class Shares of the Funds. Here are some general rules about this class of shares:


 o Adviser Class Shares are available on a direct basis or through financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide specific services. These include:

     o Bank of America and certain of its affiliates

     o certain other financial institutions

 o The minimum initial investment is $100,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount.

 o There is no minimum for additional investments.

 o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Adviser Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

             A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK IS OPEN.

             THE FEDERAL RESERVE BANK OF NEW YORK IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

  HOW SHARES ARE PRICED
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times:

   o 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

   o 12:00 noon Eastern time each business day for each share class of Nations Government Reserves and Nations Municipal Reserves

   o 10:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves

 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

 VALUING SECURITIES IN A FUND
 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

     HOW ORDERS ARE PROCESSED
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents by the following times on a business day will receive that day's net asset value per share:

   o 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

   o 12:00 noon Eastern time for Nations Government Reserves and Nations Municipal Reserves

   o 10:30 a.m. Eastern time for Nations California Tax-Exempt Reserves

 Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

 TELEPHONE ORDERS
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

 Here's how telephone orders work:

      o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

      o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

      o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

      o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]    BUYING SHARES

        Here are some general rules for buying shares:


          o Investors buy Adviser Class Shares at net asset value per share.

          o We must receive payment by the following times on the business day Stephens, First Data or their agents receive the order:

            o 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money
              Market Reserves and Nations Treasury Reserves

            o 4:00 p.m. Eastern time for Nations Governments Reserves,
              Nations Municipal Reserves and Nations California Tax-Exempt Reserves

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

[GRAPHIC]    SELLING SHARES

        Here are some general rules for selling shares:

          o We normally send the sale proceeds by federal funds wire on the same business day that Stephens, First Data or their agents receive the order.

          o We may take up to three business days to send the sale proceeds if we believe that an earlier payment could adversely affect the Fund.

          o Investors that qualify for telephone orders can sell up to $50,000 in shares by telephone.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

          o Shares that are held in certificate form must be signed (or accompanied by a signed stock power) and sent to First Data. The investor's signature must be guaranteed, unless other arrangements have been made with us. We may ask for any other information we need to prove that the order is properly authorized.

[GRAPHIC]    YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND
             POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS
             PROSPECTUS CAREFULLY.

          o Under certain circumstances allowed under the 1940 Act, we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement plan administrator.

        We may sell shares:

          o if the value of an investor's account falls below $500. We'll provide 30 days notice in writing if we're going to do this

          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

          o under certain other circumstances allowed under the 1940 Act

[GRAPHIC]    EXCHANGING SHARES

        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.

        Here's how exchanges work:


          o Investors can exchange Adviser Class Shares of a Fund for Adviser Class Shares of any other Nations Reserves Money Market Fund.

          o Investors must exchange at least $100,000 at a time.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.

          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o Shares that are held in certificate form cannot be exchanged until First Data has received the certificate and deposited the shares to the investor's account.

[GRAPHIC]    HOW SELLING AND SERVICING AGENTS ARE PAID

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

 SHAREHOLDER SERVICING FEES
 Servicing agents are compensated for providing services to investors under a shareholder servicing plan.

 Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Adviser Class Shares of the Funds.

 Fees are calculated daily and deducted monthly. Over time, these fees will increase the cost of your investment. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to eligible servicing agents for as long as the plan continues. We may reduce or discontinue payments at any time.

 OTHER COMPENSATION
 Servicing agents may also receive:

  o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other servicing agents. Selected servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

 BAAI also may pay amounts from its own assets to Stephens or to servicing agents for services they provide.

[GRAPHIC]    THE POWER OF COMPOUNDING

             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.


             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

[GRAPHIC]    DISTRIBUTIONS AND TAXES

 ABOUT DISTRIBUTIONS
 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

  o A fund can also have CAPITAL GAINS if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.


 The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month.

 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[GRAPHIC]    THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY
             AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A
             SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR
             OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE
             AND LOCAL TAXES THAT MAY APPLY.

[GRAPHIC]    FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

 HOW TAXES AFFECT YOUR INVESTMENT
 Distributions of net investment income and any excess of net short-term capital gains over net long-term capital losses generally are taxable to you as ordinary income.

 Although the Funds do not expect to realize any capital gains any distributions of net capital gains (generally the excess of net long-term capital gains over net short-term capital losses) generally are taxable to you as net capital gains.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 NATIONS MUNICIPAL RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES Distributions that come from Nations Municipal Reserves' tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax.

 Distributions that come from Nations California Tax-Exempt Reserves' tax-exempt interest income are generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes.

 Any distributions that come from taxable income or realized capital gains are generally subject to tax.

 A portion of the distributions from these Funds may also be subject to the federal alternative minimum tax.

 U.S. GOVERNMENT OBLIGATIONS
 If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and personal income taxes. Distributions you receive that come from interest the Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax advisor.

 WITHHOLDING TAX
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:


  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you are otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.


 TAXATION OF REDEMPTIONS AND EXCHANGES
 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[GRAPHIC]    FINANCIAL HIGHLIGHTS

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information has been audited by PricewaterhouseCoopers LLP. The auditor's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Adviser Class Shares                              Period ended       Year ended    Year ended    Year ended    Period ended
                                                   3/31/99(a)         04/30/98      04/30/97      04/30/96      04/30/95*
 Net asset value, beginning of period          $ 1.00               $ 1.00        $  1.00       $  1.00      $ 1.00
Net investment income                           0.0461               0.0529         0.0506        0.0545      0.0316
 Dividends from net investment income          (0.0461)             (0.0529)      (0.0506)      (0.0545)     (0.0316)
Net asset value, end of period                 $ 1.00               $ 1.00        $  1.00       $  1.00      $ 1.00
 TOTAL RETURN++                                 4.71  %              5.43  %        5.19  %       5.58  %     3.20  %
============================================   =======              ========      ========      ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)           $870,170             $672,417      $247,551      $397,809     $47,682
 Ratio of operating expenses to average net
  assets                                        0.45  %+(b)           0.45%**       0.45  %       0.45  %     0.54  %+
Ratio of net investment income to average
  net assets                                    4.99  %+             5.29  %        5.07  %       5.28  %     4.71  %+
 Ratio of operating expenses to average net
  assets without waivers and/or
  reimbursements                                0.68  %+(b)          0.69  %        0.70  %       0.76  %     0.77  %+


                           * Nations Cash Reserves Adviser Class Shares commenced operations on September 22, 1994.
                           ** The effect of interest expense on the operating expense ratio was less than 0.01%.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                           (b) The effect of fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS TREASURY RESERVES  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Adviser Class Shares                              Period ended       Year ended    Year ended    Year ended    Period ended
                                                   3/31/99(a)         04/30/98      04/30/97      04/30/96      04/30/95*
 Net asset value, beginning of period          $ 1.00               $  1.00       $  1.00       $  1.00      $ 1.00
Net investment income                           0.0439                0.0516        0.0494        0.0531      0.0308
 Dividends from net investment income          (0.0439)             (0.0516)      (0.0494)      (0.0531)     (0.0308)
Net asset value, end of period                 $ 1.00               $  1.00       $  1.00       $  1.00      $ 1.00
 TOTAL RETURN++                                 4.48  %               5.28  %       5.06  %       5.45  %     3.11  %
============================================   =======              ========      ========      ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)           $344,906             $222,760      $154,256      $175,691     $55,762
 Ratio of operating expenses to average net
  assets                                        0.45  %+(b)           0.45  %       0.45  %       0.45  %     0.45  %+
Ratio of net investment income to average
  net assets                                    4.74  %+              5.16  %       4.95  %       5.25  %     4.54  %+
 Ratio of operating expenses to average net
  assets without waivers and/or
  reimbursements                                0.70  %+(b)           0.70  %       0.71  %       0.76  %     0.75  %+


                           * Nations Treasury Reserves Adviser Class Shares commenced operations on September 22, 1994.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                           (b) The effect of fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GOVERNMENT RESERVES FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Adviser Class Shares                              Period ended       Year ended
                                                   3/31/99(a)         04/30/98
 Net asset value, beginning of period         $ 1.00               $ 1.00
Net investment income                          0.0445               0.0518
 Dividends from net investment income         (0.0445)             (0.0518)
Net asset value, end of period                $ 1.00               $ 1.00
 TOTAL RETURN++                                4.54  %              5.30  %
============================================  =======              ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)          $88,836              $70,164
 Ratio of operating expenses to average net
  assets                                       0.45  %+(b)          0.45  %
Ratio of net investment income to average
  net assets                                   4.80  %+             5.18  %
 Ratio of operating expenses to average net
  assets without waivers and/or
  reimbursements                               0.69  %+(b)          0.70  %

                                                  Year ended       Year ended    Period ended
Adviser Class Shares                               04/30/97         04/30/96      04/30/95*
 Net asset value, beginning of period        $ 1.00               $  1.00      $ 1.00
Net investment income                         0.0495                0.0527      0.0299
 Dividends from net investment income        (0.0495)             (0.0527)     (0.0299)
Net asset value, end of period               $ 1.00               $  1.00      $ 1.00
 TOTAL RETURN++                               5.07  %               5.39  %     3.04  %
============================================ ========             ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)         $24,845              $108,168     $99,246
 Ratio of operating expenses to average net
  assets                                      0.45  %(b)            0.45  %     0.57  %+
Ratio of net investment income to average
  net assets                                  4.97  %               5.23  %     4.10  %+
 Ratio of operating expenses to average net
  assets without waivers and/or
  reimbursements                              0.74  %(b)            0.78  %     0.79  %+


                           * Nations Government Reserves Adviser Class Shares commenced operations on September 22, 1994.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                           (b) The effect of fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MUNICIPAL RESERVES FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Adviser Class Shares                             Period ended      Year ended      Year ended      Year ended      Period ended
                                                  3/31/99(a)        04/30/98        04/30/97        04/30/96        04/30/95*
 Net asset value, beginning of period          $ 1.00             $ 1.00         $ 1.00          $ 1.00          $ 1.00
Net investment income                           0.0270             0.0332         0.0313          0.0337          0.0199
 Dividends from net investment income          (0.0270)           (0.0332)       (0.0313)        (0.0337)        (0.0199)
Net asset value, end of period                 $ 1.00             $ 1.00         $ 1.00          $ 1.00          $ 1.00
 TOTAL RETURN++                                 2.73  %            3.34  %        3.19  %         3.43  %         2.02  %
============================================   ========           =======        ========        ========        ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)           $55,434            $29,936        $ 7,296         $55,511         $64,123
 Ratio of operating expenses to average net
  assets                                        0.45  %+            0.45%**       0.45  %         0.45  %         0.48  %+
Ratio of net investment income to average
  net assets                                    2.85  %+           3.28  %        3.13  %         3.36  %         3.11  %+
 Ratio of operating expenses to average net
  assets without waivers and/or
  reimbursements                                0.73  %+           0.73  %        0.77  %         0.83  %         0.84  %+


                           * Nations Municipal Reserves Adviser Class Shares commenced operations on September 22, 1994.
                           ** The effect of interest expense on the operating expense ratio was 0.02%.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES (SUCCESSOR TO THE PACIFIC FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD HORIZON CALIFORNIA TAX EXEMPT
FUND)


Adviser Class Shares*                            Period ended       Year ended
                                                   5/14/99          2/28/99(a)
 Net asset value, beginning of period        $ 1.00              $ 1.00
Net investment income                         0.0100              0.0268
 Net realized gain/(loss) on investment
  transactions                                   --                --
Total income from investment operations       0.0100              0.0268
 Less dividends from net investment income   (0.0100)            (0.0268)
Net change in net asset value per share          --                --
 Net asset value, end of period              $ 1.00              $ 1.00
TOTAL RETURN                                  0.52  %(e)          2.71  %
============================================ =========           ========
 RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)       $   636             $ 709
Ratio of expenses to average net assets       0.50  %(d)          0.49  %
 Ratio of net investment income to average
  net assets                                  2.49  %(d)          2.65  %
Ratio of expenses to average net assets**     0.52  %(d)           (b)(c)
 Ratio of net investment income to average
  net assets**                                2.47  %(d)           (b)(c)

                                                Year ended      Year ended      Year ended      Year ended
Adviser Class Shares*                            02/28/98        02/28/97        02/29/96        02/28/95
 Net asset value, beginning of period        $ 1.00          $ 1.00           $ 1.00          $ 1.00
Net investment income                         0.0309          0.0291           0.0331          0.0256
 Net realized gain/(loss) on investment
  transactions                                 --              --              0.0001         (0.0001)
Total income from investment operations       0.0309          0.0291           0.0332          0.0255
 Less dividends from net investment income   (0.0309)        (0.0291)         (0.0331)        (0.0256)
Net change in net asset value per share        --              --              0.0001         (0.0001)
 Net asset value, end of period              $ 1.00          $ 1.00           $ 1.00          $ 1.00
TOTAL RETURN                                  3.13  %         2.95  %          3.36  %         2.59  %
============================================ ========        ========         =======         ========
 RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)       $ 671           $ 472            $   203         $   88
Ratio of expenses to average net assets       0.50  %         0.50  %          0.55  %         0.55  %
 Ratio of net investment income to average
  net assets                                  3.06  %         2.92  %          3.43  %         2.50  %
Ratio of expenses to average net assets**      (b)(c)          (b)(c)           0.55%***           (b)
 Ratio of net investment income to average
  net assets**                                 (b)(c)          (b)(c)          3.42  %             (b)


                           * Adviser Class Shares of Nations California
                           Tax-Exempt Reserves were formerly Horizon Service Shares of the Pacific Horizon California Tax-Exempt Money Market Fund.
                           ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
                           *** During the year ended February 29, 1996 the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
                           (a) On October 1, 1998, BankAmerica Corp., the
                             parent of the Fund's Advisor, merged with NationsBank Corporation.
                           (b) There were no fee waivers or expense
                             reimbursements during the year.
                           (c) Fees paid by third parties had no effect on the ratios.
                           (d) Annualized.
                           (e) Not annualized.

NATIONS MONEY MARKET RESERVES FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Adviser Class Shares                                Period ended
                                                    3/31/99*(a)
 Net asset value, beginning of period            $ 1.00
Net investment income                             0.0344
 Dividends from net investment income            (0.0344)
Net asset value, end of period                   $ 1.00
 TOTAL RETURN++                                   3.46  %
============================================     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA:
Net assets, end of period (in 000's)             $ 6,377
 Ratio of operating expenses to average net
assets                                            0.45  %+(b)
Ratio of net investment income to average
net assets                                        4.62  %+
 Ratio of operating expenses to average net
  assets without waivers and/or
  reimbursements                                  0.71  %+(b)


                           * Nations Money Market Reserves Adviser Class commenced operations on July 2, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was April 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

[GRAPHIC]    Terms used in this prospectus

 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.


 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 COMMERCIAL PAPER - a money market instrument issued by a large company.

 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 EQUITY SECURITY - an investment that gives you part ownership in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

 GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.

 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 REVERSE REPURCHASE AGREEMENT - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.

 SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

SEC file number:
Nations Reserves, 811-6030

NF-ADVISER-8/99

[GRAPHIC]    Where to find more information

 You'll find more information about the Money Market Funds in the following documents:

[GRAPHIC]    ANNUAL AND SEMI-ANNUAL REPORTS

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports.


[GRAPHIC]    STATEMENT OF ADDITIONAL INFORMATION

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.626.2275 (Institutional Investors)
                           1.800.321.7854 (Individual Investors)


        By mail:
        NATIONS FUNDS
        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255


        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS

        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.


        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009
        1.800.SEC.0330
        WWW.SEC.GOV

[NATIONS FUNDS LOGO APPEARS HERE]

[GRAPHIC]



MONEY MARKET FUNDS
PROSPECTUS -- DAILY CLASS SHARES

                                                                 AUGUST 1, 1999

Money Market Funds
NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


-----------------------
NOT FDIC
INSURED
-----------------------
MAY LOSE VALUE
-----------------------
NO BANK GUARANTEE
-----------------------

NATIONS FUNDS

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]            TERMS USED IN THIS PROSPECTUS


                              IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[GRAPHIC]             YOU'LL FIND TERMS USED IN
                              THIS PROSPECTUS ON PAGE 37.



                              YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK
                              DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

                              AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

 This booklet, which is called a prospectus, tells you about some of the Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 This prospectus offers Daily Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to page 26 for more information about who is eligible to buy this class of shares.

 ABOUT THE FUNDS
 The Money Market Funds seek to provide income while protecting your original investment by investing in MONEY MARKET INSTRUMENTS.

 Money market instruments include short-term DEBT SECURITIES that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

 ARE THESE FUNDS RIGHT FOR YOU?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Money Market Funds may be suitable for you if:

  o you're looking for a relatively low risk investment with stability of principal

  o you have short-term income needs

 They may not be suitable for you if:

  o you're looking for higher returns

  o you're more comfortable with bank deposits that are FDIC-insured

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

 FOR MORE INFORMATION
 If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------



[GRAPHIC]             BANC OF AMERICA ADVISORS, INC.


                              BANC OF AMERICA ADVISERS, INC. (BAAI)* IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.




                              YOU'LL FIND MORE ABOUT BAAI AND TRADESTREET
                              STARTING ON PAGE 24.

                              * BAAI'S NAME IS EXPECTED TO BE CHANGED FROM
                              NATIONSBANC ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.




[GRAPHIC]          About the Money Market Funds





NATIONS CASH RESERVES                                    4
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS MONEY MARKET RESERVES                            7
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS TREASURY RESERVES                               10
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS GOVERNMENT RESERVES                             13
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS MUNICIPAL RESERVES                              16
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                  19
Sub-adviser: TradeStreet
----------------------------------------------------------
OTHER IMPORTANT INFORMATION                             22
----------------------------------------------------------
HOW THE FUNDS ARE MANAGED                               24

[GRAPHIC]        About your investment


INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                 26
  How selling and servicing agents are paid             32
  Distributions and taxes                               33
----------------------------------------------------------
FINANCIAL HIGHLIGHTS                                    35
----------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                           37
----------------------------------------------------------
WHERE TO FIND MORE INFORMATION                  BACK COVER

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]             ABOUT THE SUB-ADVISER


                               TRADESTREET IS THIS FUND'S SUB-ADVISER.
                              TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




                              YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.



                              THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

                              THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.


[GRAPHIC]             FIRST-TIER SECURITIES

                              A FIRST-TIER SECURITY IS A SHORT-TERM DEBT
                              SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 Nations Cash Reserves

 [GRAPHIC]     INVESTMENT OBJECTIVE


        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.



[GRAPHIC]      PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  o COMMERCIAL PAPER

  o BANK OBLIGATIONS

  o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable MUNICIPAL SECURITIES

  o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS

 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.


  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


  o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

                              YOU'LL FIND MORE ABOUT

                              OTHER RISKS OF INVESTING IN THIS FUND STARTING ON PAGE 22 AND IN THE SAI.


[GRAPHIC]


                              MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

                              THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

                              FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


     Nations Cash Reserves has the following risks:

     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC]      A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]
1996      1997      1998
3.34%*    5.25%     5.19%
* Return is from inception (5-2-96) to 12-31-96.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.22%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



        Best: 3rd and 4th quarter 1997:     1.32%
        Worst: 4th quarter 1998:            1.20%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                 1 year      Since inception
  Market Class Shares           5.19%        5.18%

[GRAPHIC]



                              THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


                              TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]




                              THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]     WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




SHAREHOLDER FEES
(Fees paid directly from your investment)                        DAILY CLASS SHARES
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        ANNUAL FUND OPERATING EXPENSES1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.60%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      0.88%
        Fee waivers and/or reimbursements                       (0.08)%
                                                                ------
        Total net expenses2                                       0.80%
                                                                ======



        1The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        2The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                          1 year     3 years     5 years     10 years
  Daily Class Shares     $82        $273        $480        $1,077

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]     ABOUT THE SUB-ADVISER

                              TRADESTREET IS THIS FUND'S SUB-ADVISER.
                              TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


                              YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.




                              THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



                              THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.

[GRAPHIC]   FIRST-TIER SECURITIES

                              A FIRST-TIER SECURITY IS A SHORT-TERM DEBT
                              SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

 Nations Money Market Reserves


[GRAPHIC]   INVESTMENT OBJECTIVE


        This Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.


[GRAPHIC]   PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:
  o COMMERCIAL PAPER
  o BANK OBLIGATIONS
  o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers
  o short-term taxable MUNICIPAL SECURITIES
  o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS

 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

                              YOU'LL FIND MORE ABOUT

                              OTHER RISKS OF INVESTING IN THIS FUND STARTING ON PAGE 22 AND IN THE SAI.




[GRAPHIC]



                              MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.


                              THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.


                              FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]   RISKS AND OTHER THINGS TO CONSIDER


        Nations Money Market Reserves has the following risks:

     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
9.36%     8.25%     6.36%     4.02%     3.07%     4.02%     5.78%     5.28%     5.62%     5.55%



        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.42%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 2nd quarter 1989:            2.40%
  Worst: 2nd quarter 1993:           0.75%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                   1 year      5 years     10 years
  Capital Class Shares           5.55%        5.25%       5.72%

[GRAPHIC]






                              THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


                              TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]




                              THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]   WHAT IT COSTS TO INVEST IN THE FUND


        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




SHAREHOLDER FEES
(Fees paid directly from your investment)                        DAILY CLASS SHARES
        Maximum sales charge (load) imposed on purchases           none
        Maximum deferred sales charge (load)                       none
        ANNUAL FUND OPERATING EXPENSES1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.60%
        Other expenses                                            0.16%
                                                                ------
        Total annual Fund operating expenses                      0.91%
        Fee waivers and/or reimbursements                        (0.11)%
                                                                ------
        Total net expenses2                                       0.80%
                                                                ======



        1The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        2The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                          1 year     3 years     5 years     10 years
  Daily Class Shares     $82        $279        $493        $1,109

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]   ABOUT THE SUB-ADVISER






                              TRADESTREET IS THIS FUND'S SUB-ADVISER.
                              TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.



                              YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.




                              THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



                              THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' LIST OF APPROVED MUTUAL FUNDS.

[GRAPHIC]   FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 Nations Treasury Reserves


[GRAPHIC]  INVESTMENT OBJECTIVE


        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.




[GRAPHIC]   PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.



 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  o U.S. TREASURY OBLIGATIONS

  o REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS secured by U.S. Treasury obligations

  o obligations whose principal and interest are backed by the U.S. government


 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.


 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.



 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

   o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.


   o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


   o Security analysis includes evaluating the credit quality of an instrument.



 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

                              YOU'LL FIND MORE ABOUT

                              OTHER RISKS OF INVESTING IN THIS FUND STARTING ON PAGE 22 AND IN THE SAI.




[GRAPHIC]



                              MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

                              THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

                              FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]   RISKS AND OTHER THINGS TO CONSIDER


     Nations Treasury Reserves has the following risks:

     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

 [GRAPHIC]   A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]

 1996      1997      1998
 3.25%     5.11%     4.97%

  * Return is from inception (5-2-96) to 12-31-96.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.09%


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 4th quarter 1997:            1.29%
  Worst: 4th quarter 1998:           1.08%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                  1 year      Since inception
  Market Class Shares           4.97%        5.01%

[GRAPHIC]


                              THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


                              TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]

                              THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]   WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(Fees paid directly from your investment)                        DAILY CLASS SHARES
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.60%
        Other expenses                                            0.15%
                                                                ------
        Total annual Fund operating expenses                      0.90%
        Fee waivers and/or reimbursements                        (0.10)%
                                                                ------
        Total net expenses2                                       0.80%
                                                                ======



        1The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        2The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                          1 year     3 years     5 years     10 years
  Daily Class Shares     $82        $277        $489        $1,099

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]   ABOUT THE SUB-ADVISER




                              TRADESTREET IS THIS FUND'S SUB-ADVISER.
                              TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


                              YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.


                              THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 Nations Government Reserves


[GRAPHIC]   INVESTMENT OBJECTIVE


        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.



[GRAPHIC]   PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. GOVERNMENT OBLIGATIONS and U.S. TREASURY OBLIGATIONS. The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.



 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

   o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.


   o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

   o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

                              YOU'LL FIND MORE ABOUT

                              OTHER RISKS OF INVESTING IN THIS FUND STARTING ON PAGE 22 AND IN THE SAI.


[GRAPHIC]



                              MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.


                              THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.


                              FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]   RISKS AND OTHER THINGS TO CONSIDER

      Nations Government Reserves has the following risks:


     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC]   A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEAR HERE]

1996      1997      1998
3.26%     5.13%     5.03%
        *Return is from inception (5-2-96) to 12-31-96.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.12%


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 4th quarter 1997:            1.29%
  Worst: 4th quarter 1998:           1.13%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                  1 year      Since inception
  Market Class Shares           5.03%        5.04%

[GRAPHIC]


                              THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


                              TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]







[GRAPHIC]
                              THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.






[GRAPHIC]      WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




SHAREHOLDER FEES
(Fees paid directly from your investment)                        DAILY CLASS SHARES
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.60%
        Other expenses                                            0.14%
                                                                ------
        Total annual Fund operating expenses                      0.89%
        Fee waivers and/or reimbursements                        (0.09)%
                                                                ------
        Total net expenses2                                       0.80%
                                                                ======



        1The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        2The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                          1 year     3 years     5 years     10 years
  Daily Class Shares     $82        $275        $484        $1,088

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]   ABOUT THE SUB-ADVISER

                              TRADESTREET IS THIS FUND'S SUB-ADVISER.
                              TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.



[GRAPHIC]                     YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.


                              THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.









[GRAPHIC]   FIRST-TIER SECURITIES



                              A FIRST-TIER SECURITY IS A SHORT-TERM DEBT
                              SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 Nations Municipal Reserves



[GRAPHIC]   INVESTMENT OBJECTIVE



        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.



[GRAPHIC]   PRINCIPAL INVESTMENT STRATEGIES



        The Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests at least 80% of its assets in MUNICIPAL SECURITIES, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of HIGH QUALITY.

 The Fund may invest up to 20% of its assets in:
  o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS
  o money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.
  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.
  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

                              YOU'LL FIND MORE ABOUT

                              OTHER RISKS OF INVESTING IN THIS FUND STARTING ON PAGE 22 AND IN THE SAI.



[GRAPHIC]



                              MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.


                              THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.


                              FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]   RISKS AND OTHER THINGS TO CONSIDER



     Nations Municipal Reserves has the following risks:
     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.
     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax but may be subject to state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.

[GRAPHIC]   A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1996      1997      1998
2.05%     3.24%     3.00%
        *Return is from inception (5-2-96) to 12-31-96.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  1.25%



        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 2nd quarter 1997:            0.86%
  Worst: 4th quarter 1998:           0.68%

[GRAPHIC]


                              THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


                              TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]


                              THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                                  1 year      Since inception
  Market Class Shares           3.00%        3.11%



[GRAPHIC]       WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(Fees paid directly from your investment)                        DAILY CLASS SHARES
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.60%
        Other expenses                                            0.18%
                                                                ------
        Total annual Fund operating expenses                      0.93%
        Fee waivers and/or reimbursements                        (0.13)%
                                                                ------
        Total net expenses2                                       0.80%
                                                                ======



        1The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        2The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.




        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above


        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                          1 year     3 years     5 years     10 years
  Daily Class Shares     $82        $283        $502        $1,131

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]   ABOUT THE SUB-ADVISER



                              TRADESTREET IS THIS FUND'S SUB-ADVISER.
                              TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




                              YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.



                              THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



 Nations California Tax-Exempt Reserves

[GRAPHIC]   INVESTMENT OBJECTIVE


        This Fund seeks current income exempt from federal income tax and California state personal income tax, a stable share price, and daily LIQUIDITY.


[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES


        The Fund pursues its objective by generally investing in a portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund normally invests at least 80% of its assets in securities that pay interest that is free from federal income tax and California state personal income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

 The Fund may invest up to 20% of its assets in:
  o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS
  o money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.
   o Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

   o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

   o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

                              YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING

                              IN THIS FUND STARTING ON PAGE 22 AND IN THE SAI.



[GRAPHIC]



                              MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.


                              CALL US AT 1.800.626.2275 OR CONTACT YOUR
                              FINANCIAL ADVISER FOR THE FUND'S CURRENT 7-DAY YIELD.


                              FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]   RISKS AND OTHER THINGS TO CONSIDER



        Nations California Tax-Exempt Reserves has the following risks:


      o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.
      o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
      o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes and the federal alternative minimum tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.


[GRAPHIC]   A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1996      1997      1998
0.69%     2.84%     2.51%

*Return is from inception (10-2-96) to 12-31-96.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  0.89%

[GRAPHIC]


                              THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.



                              TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]

                              THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1997:            0.75%
  Worst: 4th quarter 1998:           0.57%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                 1 year      Since inception
  Daily Class Shares           2.51%        2.69%





 [GRAPHIC]        WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(Fees paid directly from your investment)                        Daily Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.60%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      0.88%
        Fee waivers and/or reimbursements                        (0.08)%
                                                                ------
        Total net expenses2                                       0.80%
                                                                ======



        1The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        2The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.




        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:
      o you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
      o you reinvest all dividends and distributions in the Fund
      o your investment has a 5% return each year
      o the Fund's operating expenses remain the same as shown in the table above
      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 year     3 years     5 years     10 years
  Daily Class Shares     $82        $273        $480        $1,077

[GRAPHIC]   Other important information



 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

    o SPECIAL RULES FOR MONEY MARKET FUNDS - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

    o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

    o must maintain an AVERAGE DOLLAR-WEIGHTED MATURITY of 90 days or less

    o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a FIRST-TIER SECURITY for up to three business days (except for Nations California Tax-Exempt Reserves)

    o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves, which also may invest in SECOND-TIER SECURITIES

    o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund cannot be changed without shareholder approval (except for Nations California Tax-Exempt Reserves).

    o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

    o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

    o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.


          All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.


          A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]   BANC OF AMERICA ADVISORS, INC.

                              ONE BANK OF AMERICA PLAZA
                              CHARLOTTE, NORTH CAROLINA 28255


[GRAPHIC]  How the Funds are managed



 INVESTMENT ADVISER
 BAAI is the investment adviser to over 60 mutual fund portfolios in Nations Funds, including the Money Market Funds described in this prospectus.


 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.


 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.


 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.


 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:




     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS



                                              Maximum     Actual fee
                                              advisory     paid last
                                                fee1      fiscal year
  Nations Cash Reserves                      0.15%       0.15%
  Nations Money Market Reserves              0.15%       0.12%
  Nations Treasury Reserves                  0.15%       0.13%
  Nations Government Reserves                0.15%       0.14%
  Nations Municipal Reserves                 0.15%       0.10%
  Nations California Tax-Exempt Reserves     0.15%       0.15%



 1These fees are the current contract levels, which have been reduced from the contract levels in effect during the last fiscal year.

 [GRAPHIC]   TRADESTREET INVESTMENT
             ASSOCIATES, INC.



             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255





[GRAPHIC]   STEPHENS INC.

            111 CENTER STREET
            LITTLE ROCK, ARKANSAS 72201






[GRAPHIC]    FIRST DATA INVESTOR
             SERVICES GROUP, INC.

             ONE EXCHANGE PLACE
             BOSTON, MASSACHUSETTS 02109

 INVESTMENT SUB-ADVISER
 Nations Funds and BAAI have engaged an investment sub-adviser, TradeStreet Investment Associates, Inc., to provide day-to-day portfolio management for the Funds. TradeStreet functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.



 TRADESTREET INVESTMENT ASSOCIATES, INC.

 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS.


 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in Nations Funds. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.



 TradeStreet is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.


Fund                                         TradeStreet Team
  Nations Cash Reserves                      Taxable Money Market Management Team
  Nations Money Market Reserves              Taxable Money Market Management Team
  Nations Treasury Reserves                  Taxable Money Market Management Team
  Nations Government Reserves                Taxable Money Market Management Team
  Nations Municipal Reserves                 Tax-Exempt Money Market Management Team
  Nations California Tax-Exempt Reserves     Tax-Exempt Money Market Management Team

 OTHER SERVICE PROVIDERS

 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.



 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------


[GRAPHIC]



                              WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.




[GRAPHIC]         Buying, selling and exchanging shares



 This prospectus offers Daily Class Shares of the Funds. Here are some general rules about this class of shares:

  o Daily Class Shares are available on a direct basis or through financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other services. These include:

      o Bank of America and certain of its affiliates

      o certain other financial institutions and intermediaries

  o The minimum initial investment is $1,000. There is no minimum for additional investments.

  o The minimum initial investment is $100 using the Systematic Investment Plan. The minimum for additional investments under this plan is $100.

  o There are no sales charges for buying, selling or exchanging these shares.


 You'll find more information about buying, selling and exchanging Daily Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.


 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

                          Ways to
                        buy, sell or            How much you can buy,
                          exchange                sell or exchange                            Other things to know
                     ----------------- -------------------------------------- ---------------------------------------------------
Buying shares        In a lump sum     minimum initial investment:            There is no limit to the amount you can invest
                                       o $1,000                               in Daily Class Shares.
                                       minimum additional investment:
                                       o none
                     Using our         minimum initial investment:            You can buy shares monthly, twice a month or
                     Systematic        o $100                                 quarterly, using automatic transfers from your
                     Investment Plan   minimum additional investment:         bank account.
                                       o $100
---------------------------------------------------------------------------------------------------------------------------------
Selling shares       In a lump sum     o you can sell up to $50,000 of your   We usually send you the sale proceeds on the
                                       shares by telephone, otherwise there   same day that we receive your order.
                                       are no limits to the amount you can
                                       sell
                                       o other restrictions may apply to      If you paid for your shares with a check that
                                       withdrawals from retirement plan       wasn't certified, we'll hold the sale proceeds
                                       accounts                               when you sell those shares for at least 15 days
                                                                              after the trade date of the purchase, or until the
                                                                              check has cleared.
                     Using our free    o minimum $250 per check               You can write checks for free. You can only use
                     checkwriting                                             checks to make partial withdrawals from a
                     service                                                  Fund. You can't use a check to make a full
                                                                              withdrawal from a Fund.
                     Using our         o minimum $25 per withdrawal           Your account balance must be at least $10,000
                     Automatic                                                to set up the plan. You can make withdrawals
                     Withdrawal Plan                                          monthly, twice a month or quarterly. We'll send
                                                                              your money by check or deposit it directly to
                                                                              your bank account.
 ---------------------------------------------------------------------------------------------------------------------------------
 Exchanging shares    In a lump sum     o minimum $1,000 per exchange         You can exchange Daily Class shares of a Fund
                                                                              for Daily Class Shares of any other Nations
                                                                              Reserves Money Market Fund.

[GRAPHIC]


                              A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK IS OPEN.



                              THE FEDERAL RESERVE BANK OF NEW YORK IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS:
                              NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY,
                              PRESIDENTS' DAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.



HOW SHARES ARE PRICED

 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times:


  o 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  o 12:00 noon Eastern time each business day for each share class of Nations Government Reserves and Nations Municipal Reserves

  o 10:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves


 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.


 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.


VALUING SECURITIES IN A FUND

 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.



 HOW ORDERS ARE PROCESSED
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents by the following times on a business day will receive that day's net asset value per share:

  o 3:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  o 12:00 noon Eastern time for Nations Government Reserves and Nations Municipal Reserves

  o 10:30 a.m. Eastern time for Nations California Tax-Exempt Reserves



 Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

 TELEPHONE ORDERS
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.


 Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.



[GRAPHIC]   BUYING SHARES

     Here are some general rules for buying shares:

      o Investors buy Daily Class Shares at net asset value per share.


      o If we don't receive payment by 4:00 p.m. Eastern time on the business day Stephens, First Data or their agents receive the order, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.


      o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.


      o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     SYSTEMATIC INVESTMENT PLAN

 You can make regular purchases of $100 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.



 Here's how the plan works:

     o You can buy shares twice a month, monthly or quarterly.

     o You can choose to have us transfer your money on or about the 15th or the last day of the month.


     o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.

[GRAPHIC]   SELLING SHARES

  Here are some general rules for selling shares:


      o We normally send the sale proceeds by federal funds wire on the same business day that Stephens, First Data or their agents receive the order.


      o We may take up to three business days to send the sale proceeds if we believe that an earlier payment could adversely affect the Fund.


      o Investors that qualify for telephone orders can sell up to $50,000 in shares by telephone.

      o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared.


      o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.


      o Shares that are held in certificate form must be signed (or accompanied by a signed stock power) and sent to First Data. The investor's signature must be guaranteed, unless other arrangements have been made with us. We may ask for any other information we need to prove that the order is properly authorized.


      o Under certain circumstances allowed under the 1940 Act, we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.


      o Other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement plan administrator.


 We may sell shares:


      o if the value of an investor's account falls below $500. We'll provide 30 days notice in writing if we're going to do this


      o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

      o under certain other circumstances allowed under the 1940 Act CHECKWRITING SERVICE
 You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

 Here's how the service works:

     o Each check you write must be for $250 or more.

     o You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

     o Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

     o We can change or cancel the service by giving you 30 days notice in writing.

[GRAPHIC]

                              YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


 AUTOMATIC WITHDRAWAL PLAN
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your financial adviser or us to set up the plan.


 Here's how the plan works:

     o Your account balance must be at least $10,000 to set up the plan.

     o If you set up the plan after you've opened your account, your signature must be guaranteed.

     o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

     o We'll send you a check or deposit the money directly to your bank account.


     o You can cancel the plan by giving your financial adviser or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.


[GRAPHIC]   EXCHANGING SHARES



     Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.


     Here's how exchanges work:


      o Investors can exchange Daily Class Shares of a Fund for Daily Class Shares of any other Nations Reserves Money Market Fund.

      o Investors must exchange at least $1,000 at a time.

      o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.


      o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

      o Exchanges can generally only be made into a Fund that is accepting investments.

      o We may limit the number of exchanges that can be made within a specified period of time.


      o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).


      o Shares that are held in certificate form cannot be exchanged until First Data has received the certificate and deposited the shares to the investor's account.

[GRAPHIC]


                              THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.



                              THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.



                              THE SELLING AGENT MAY CHARGE OTHER FEES FOR
                              SERVICES PROVIDED TO YOUR ACCOUNT.









 [GRAPHIC]         How selling and servicing agents are paid


 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


     DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
 Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.


 Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.35% of the average daily net assets of Daily Class Shares of the Funds, some or all of which may be paid to selling agents.


 Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Daily Class Shares of the Funds.


 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.


 The Funds pay these fees to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.


OTHER COMPENSATION

Selling and servicing agents may also receive:

  o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds


  o an additional amount of up to 0.50% of the net asset value per share on all sales of Daily Class Shares to retirement plans

  o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise



 This compensation which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.


 BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

[GRAPHIC]    THE POWER OF COMPOUNDING


                              REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE
                              SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.


                              PUTTING THE MONEY YOU EARN BACK INTO YOUR
                              INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[GRAPHIC]   Distributions and taxes


 ABOUT DISTRIBUTIONS
 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

  o A fund can also have CAPITAL GAINS if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.

 The Funds declare distributions of net investment income each business day and pay them on the first business day of each month.

 A distribution is paid based on the number of shares you hold on the record date which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[GRAPHIC]


                              THIS INFORMATION IS A SUMMARY OF HOW FEDERAL
                              INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.



                              FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.


 HOW TAXES AFFECT YOUR INVESTMENT

 Distributions of net investment income and any excess of net short-term capital gains over net long-term capital losses generally are taxable to you as ordinary income.


 Although the Funds do not expect to realize any capital gains, any distributions of net capital gains (generally the excess of net long-term capital gains over net short-term capital losses) generally are taxable to you as net capital gains.



 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 NATIONS MUNICIPAL RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES

 Distributions that come from Nations Municipal Reserves' tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax.


 Distributions that come from Nations California Tax-Exempt Reserves' tax-exempt interest income are generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes.


 Any distributions that come from taxable income or realized capital gains are generally subject to tax.


 A portion of the distributions from these Funds may also be subject to the federal alternative minimum tax.



U.S. GOVERNMENT OBLIGATIONS

 If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and personal income taxes. Distributions you receive that come from interest the Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax advisor.

 WITHHOLDING TAX

 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:


  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


  o the IRS informs us that you are otherwise subject to backup withholding



 The IRS may also impose penalties against you if you don't give us a correct
 TIN.


 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.



 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.



 TAXATION OF REDEMPTIONS AND EXCHANGES
 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.



[GRAPHIC]   Financial highlights


 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information has been audited by PricewaterhouseCoopers LLP. The auditor's report and Nations Funds financial statements are incorporated by reference into the SAI. Financial highlights for the Nations Funds (excluding Nations California Tax-Exempt Fund) are not provided because there were no shareholders of Daily Class Shares during the period indicated. Please see the back cover to find out how you can get a copy.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES (SUCCESSOR TO THE PACIFIC       FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD
HORIZON CALIFORNIA TAX-EXEMPT

FUND)


DAILY CLASS*                                             PERIOD ENDED      YEAR ENDED      YEAR ENDED        PERIOD ENDED
                                                           05/14/99       02/28/99(B)       02/28/98         02/28/97(A)
 NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD         $ 1.00           $ 1.00          $ 1.00           $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     --(f)           0.0238          0.0279           0.0107
 Less dividends to shareholders from net investment
 income                                                   --             (0.0238)        (0.0279)         (0.0107)
Net change in net asset value per share                   --                --              --                --
 Net asset value per share, end of period               $ 1.00           $ 1.00          $ 1.00           $ 1.00
TOTAL RETURN                                             0.45%(e)         2.41  %         2.83  %          1.09  %(e)
=============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)                  $  37            $   37          $   31           $    29
Ratio of expenses to average net assets                  0.80%(d)         0.79  %         0.80  %          0.80  %(d)
 Ratio of net investment income to average net
 assets                                                  2.21%(d)         2.35  %         2.80  %          2.66  %(d)
Ratio of expenses to average net assets**                0.82%(d)             (c)             (c)               (c)
 Ratio of net investment income to average net
 assets**                                                2.19%(d)             (c)             (c)               (c)


                           * Daily Class Shares of Nations California
                           Tax-Exempt Reserves were formerly X Shares of the Pacific Horizon California Tax-Exempt Money Market Fund.
                           ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
                           (a) Period from October 2, 1996 (inception date) to February 28, 1997.

                           (b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
                           (c) Fees paid by third parties had no effect on the ratios.
                           (d) Annualized.
                           (e) Not annualized.
                           (f) Amount represents less than a penny per share.

 [GRAPHIC]         Terms used in this prospectus


 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.


 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.


 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.


 COMMERCIAL PAPER - a money market instrument issued by a large company.


 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.


 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.


 EQUITY SECURITY - an investment that gives you part ownership in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.


 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.


 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.


 GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.


 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.


 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.


 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.


 PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.


 PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.


 PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.


 REVERSE REPURCHASE AGREEMENT - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.


 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.


 SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.


 SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.


 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


     U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

[GRAPHIC]   Where to find more information


 You'll find more information about the Money Market Funds in the following documents:



[GRAPHIC]   ANNUAL AND SEMI-ANNUAL REPORTS




        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports.




[GRAPHIC]   STATEMENT OF ADDITIONAL INFORMATION



        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.626.2275 (Institutional Investors)

                      1.800.321.7854 (Individual Investors)



        By mail:

        NATIONS FUNDS

        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255


        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS

        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.


        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009

        1.800.SEC.0330

        WWW.SEC.GOV


SEC file number:


[GRAPHIC]


Nations Reserves, 811-6030
NF-DAILY-8/99


[GRAPHIC OMITTED]



MONEY MARKET FUNDS

PROSPECTUS  -  CAPITAL CLASS SHARES


                                                                 AUGUST 1, 1999

Money Market Funds
NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES

NATIONS CALIFORNIA TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-----------------
NOT FDIC
INSURED
-----------------
MAY LOSE VALUE
-----------------
NO BANK GUARANTEE
-----------------

NATIONS FUNDS

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------



[GRAPHIC]  TERMS USED IN THIS PROSPECTUS




                IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.


[GRAPHIC]

                  YOU'LL FIND TERMS USED IN
                  THIS PROSPECTUS ON PAGE 37.

                YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.


                AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

 This booklet, which is called a prospectus, tells you about some of the Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


 This prospectus offers Capital Class Shares of the Funds. This class of shares is designed primarily for eligible institutional and individual investors on a direct basis or through certain financial institutions or intermediaries. Please turn to page 27 for more information about who is eligible to buy this class of shares.

 ABOUT THE FUNDS
 The Money Market Funds seek to provide income while protecting your original investment by investing in MONEY MARKET INSTRUMENTS.


 Money market instruments include short-term DEBT SECURITIES that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

 ARE THESE FUNDS RIGHT FOR YOU?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


The Money Market Funds may be suitable for you if:
  o you're looking for a relatively low risk investment with stability of principal
  o you have short-term income needs


They may not be suitable for you if:
  o  you're looking for higher returns
  o  you're more comfortable with bank deposits that are FDIC-insured


 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

 FOR MORE INFORMATION
 If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.


 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------



[GRAPHIC]       BANC OF AMERICA ADVISORS, INC.


                BANC OF AMERICA ADVISORS, INC. (BAAI)* IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.



[GRAPHIC]       YOU'LL FIND MORE ABOUT BAAI AND TRADESTREET STARTING ON PAGE 25.



                * BAAI'S NAME IS EXPECTED TO BE CHANGED FROM NATIONSBANC ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.




[GRAPHIC]   ABOUT THE MONEY MARKET FUNDS


NATIONS CASH RESERVES                                4
Sub-adviser: TradeStreet
-----------------------------------------
NATIONS MONEY MARKET RESERVES                        7
Sub-adviser: TradeStreet
-----------------------------------------
NATIONS TREASURY RESERVES                           10
Sub-adviser: TradeStreet
-----------------------------------------
NATIONS GOVERNMENT RESERVES                         13
Sub-adviser: TradeStreet
-----------------------------------------
NATIONS MUNICIPAL RESERVES                          16
Sub-adviser: TradeStreet
-----------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES              19
Sub-adviser: TradeStreet
-----------------------------------------
OTHER IMPORTANT INFORMATION                         23
-----------------------------------------
HOW THE FUNDS ARE MANAGED                           25


[GRAPHIC]   ABOUT YOUR INVESTMENT


INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares             27
  Distributions and taxes                           31
-----------------------------------------
FINANCIAL HIGHLIGHTS                                33
-----------------------------------------
TERMS USED IN THIS PROSPECTUS                       37
-----------------------------------------
WHERE TO FIND MORE INFORMATION              BACK COVER

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]      ABOUT THE SUB-ADVISER




               TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]      YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.



                THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


                THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.



[GRAPHIC]      FIRST-TIER SECURITIES

                A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS CASH RESERVES



[GRAPHIC]   INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.



[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:


  o COMMERCIAL PAPER
  o BANK OBLIGATIONS

  o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable MUNICIPAL SECURITIES

  o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS


 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.



 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.
  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.
  o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]   YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN
            THIS FUND STARTING ON PAGE 23 AND IN THE SAI.



[GRAPHIC]   MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
            CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
            EXPENSES.


                FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
                1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
                1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]  RISKS AND OTHER THINGS TO CONSIDER


        Nations Cash Reserves has the following risks:



     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.



        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]


1990     1991   1992   1993    1994   1995   1996   1997   1998
----     ----   ----   ----    ----   ----   ----   ----   ----
1.88%*   5.91%  3.55%  2.89%   3.90%  6.02%  5.44%  5.62%  5.58%

*Return is from inception (10-9-90) to 12-31-90.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.45%


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 1st quarter 1991:            1.68%
  Worst: 4th quarter 1993:           0.70%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                   1 year      5 years     Since inception
  Capital Class Shares           5.58%        5.31%       4.96%

[GRAPHIC]


                THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

                TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]


                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        SHAREHOLDER FEES
        (Fees paid directly from your investment)              Capital Class Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.15%
        Other expenses                                          0.13%
                                                               -----
        Total annual Fund operating expenses                    0.28%
        Fee waivers and/or reimbursements                      (0.08)%
                                                               -----
        Total net expenses(2)                                   0.20%
                                                               =====



       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 year     3 years     5 years     10 years
  Capital Class Shares     $20        $82         $149        $348

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------



[GRAPHIC]     ABOUT THE SUB-ADVISER



                TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.



[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.



                THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


                THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.



[GRAPHIC]     FIRST-TIER SECURITIES

                A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS MONEY MARKET RESERVES



[GRAPHIC]   INVESTMENT OBJECTIVE

        This Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.




[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:
  o COMMERCIAL PAPER

  o BANK OBLIGATIONS

  o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable MUNICIPAL SECURITIES
  o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS


 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.
  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]   YOU'LL FIND MORE ABOUT

                  OTHER RISKS OF INVESTING IN THIS FUND STARTING ON PAGE 23 AND IN THE SAI.




[GRAPHIC]



                MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.


                FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
                1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
                1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]  RISKS AND OTHER THINGS TO CONSIDER


        Nations Money Market Reserves has the following risks:



     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1989   1990  1991  1992  1993   1994   1995   1996   1997   1998
----   ----  ----  ----  ----   ----   ----   ----   ----   ----
9.36%  8.25% 6.36% 4.02% 3.07%  4.02%  5.78%  5.28%  5.62%  5.55%


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.42%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 2nd quarter 1989:            2.40%
  Worst: 2nd quarter 1993:           0.75%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                   1 year      5 years     10 years
  Capital Class Shares           5.55%        5.25%       5.72%

[GRAPHIC]


                THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


                TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]





                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]       WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        SHAREHOLDER FEES
        (Fees paid directly from your investment)              Capital Class Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.15%
        Other expenses                                          0.16%
                                                               -----
        Total annual Fund operating expenses                    0.31%
        Fee waivers and/or reimbursements                      (0.11)%
                                                               -----
        Total net expenses(2)                                   0.20%
                                                               =====



       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                            1 year     3 years     5 years     10 years
  Capital Class Shares     $20        $89         $163        $383

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------





[GRAPHIC]      ABOUT THE SUB-ADVISER




                TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]       YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.



                THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


                THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' LIST OF APPROVED MUTUAL FUNDS.



[GRAPHIC]       FIRST-TIER SECURITIES


                A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS TREASURY RESERVES


[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.




[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  o U.S. TREASURY OBLIGATIONS

  o REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS secured by U.S. Treasury obligations

  o obligations whose principal and interest are backed by the U.S. government


 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.


 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.



 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


  o Security analysis includes evaluating the credit quality of an instrument.



 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN
               THIS FUND STARTING ON PAGE 23 AND IN THE SAI.




[GRAPHIC]


                MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

                FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
                1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
                1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER


        Nations Treasury Reserves has the following risks:



     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.




[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.



        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]


1991   1992  1993  1994   1995   1996   1997   1998
----   ----  ----  -----  ----   ----   ----   ----
5.33%* 3.67% 2.98% 4.03%  5.87%  5.33%  5.47%  5.39%

*Return is from inception (1-11-91) to 12-31-91.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.32%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 2nd quarter 1995:            1.47%
  Worst: 2nd quarter 1993:           0.72%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                   1 year      5 years     Since inception
  Capital Class Shares           5.39%        5.22%       4.77%

[GRAPHIC]


                THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


                TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]




                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]   WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        SHAREHOLDER FEES
        (Fees paid directly from your investment)              Capital Class Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.15%
        Other expenses                                          0.15%
                                                               -----
        Total annual Fund operating expenses                    0.30%
        Fee waivers and/or reimbursements                      (0.10)%
                                                               -----
        Total net expenses(2)                                   0.20%
                                                               =====



       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 year     3 years     5 years     10 years
  Capital Class Shares     $20        $86         $159        $371

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------




[GRAPHIC]      ABOUT THE SUB-ADVISER

                TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]     YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.



                THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



[GRAPHIC]      FIRST-TIER SECURITIES

                A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

 NATIONS GOVERNMENT RESERVES




[GRAPHIC] INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.




[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES


        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. GOVERNMENT OBLIGATIONS and U.S. TREASURY OBLIGATIONS. The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.



 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.



 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT  OTHER RISKS OF INVESTING IN

                  THIS FUND STARTING ON PAGE 23 AND IN THE SAI.


[GRAPHIC]


                MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

                FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
                1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
                1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER

        Nations Government Reserves has the following risks:


     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.


     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1991   1992   1993   1994   1995  1996   1997  1998
----   ----   ----   ----   ----  ----   ----  ----
4.13%* 3.53%  2.74%  3.74%  5.89% 5.33%  5.50% 5.42%

*Return is from inception (1-17-91) to 12-31-91.



        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.35%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 2nd quarter 1995:            1.48%
  Worst: 3rd quarter 1991:           0.37%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                   1 year      5 years     Since inception
  Capital Class Shares           5.42%        5.17%       4.56%

[GRAPHIC]


                THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

                TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]



                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]   WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        SHAREHOLDER FEES
        (Fees paid directly from your investment)              Capital Class Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.15%
        Other expenses                                          0.14%
                                                               -----
        Total annual Fund operating expenses                    0.29%
        Fee waivers and/or reimbursements                      (0.09)%
                                                               -----
        Total net expenses(2)                                   0.20%
                                                               =====



       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                            1 year     3 years     5 years     10 years
  Capital Class Shares     $20        $84         $154        $359

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------



[GRAPHIC]    ABOUT THE SUB-ADVISER

                TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]   YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.



                THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



[GRAPHIC]   FIRST-TIER SECURITIES

                A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS MUNICIPAL RESERVES

[GRAPHIC] INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.


[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES


        The Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests at least 80% of its assets in MUNICIPAL SECURITIES, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of HIGH QUALITY.

     The Fund may invest up to 20% of its assets in:
  o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS
  o money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.
  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.
  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]        YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN

                  THIS FUND STARTING ON PAGE 23 AND IN THE SAI.





[GRAPHIC]


                MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

                FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
                1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
                1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]  RISKS AND OTHER THINGS TO CONSIDER


        Nations Municipal Reserves has the following risks:



     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.





 [GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1990   1991   1992   1993   1994   1995   1996    1997    1998
----   ----   ----   ----   ----   ----   ----    ----    ----
1.07%* 4.17%  2.61%  2.02%  2.59%  3.80%  3.44%   3.60%   3.39%

*Return is from inception (10-23-90) to 12-31-90.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 1.48%

[GRAPHIC]


                THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.


                TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]


                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 1st quarter 1991:            1.10%
  Worst: 1st quarter 1994:           0.45%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                   1 year      5 years     Since inception
  Capital Class Shares           3.39%        3.36%       3.26%


[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        SHAREHOLDER FEES
        (Fees paid directly from your investment)              Capital Class Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.15%
        Other expenses                                          0.18%
                                                               -----
        Total annual Fund operating expenses                    0.33%
        Fee waivers and/or reimbursements                      (0.13)%
                                                               -----
        Total net expenses(2)                                   0.20%
                                                               =====



       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:
      o you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
      o you reinvest all dividends and distributions in the Fund
      o your investment has a 5% return each year
      o the Fund's operating expenses remain the same as shown in the table above
      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 year     3 years     5 years     10 years
  Capital Class Shares     $20        $93         $172        $405

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------





[GRAPHIC]    ABOUT THE SUB-ADVISER

                TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]     YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.



                THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



 NATIONS CALIFORNIA TAX-EXEMPT RESERVES

[GRAPHIC]  INVESTMENT OBJECTIVE

        This Fund seeks current income exempt from federal income tax and California state personal income tax, a stable share price, and daily LIQUIDITY.



[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES

        The Fund pursues its objective by generally investing in a portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund normally invests at least 80% of its assets in securities that pay interest that is free from federal income tax and California state personal income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

 The Fund may invest up to 20% of its assets in:
  o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS
  o money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


  o Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING

                  IN THIS FUND STARTING ON PAGE 23 AND IN THE SAI.



[GRAPHIC]  RISKS AND OTHER THINGS TO CONSIDER


        Nations California Tax-Exempt Reserves has the following risks:



    o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

    o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

    o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

    o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes and the federal alternative minimum tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.

[GRAPHIC]

                MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

                THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.



                FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
                1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
                1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[GRAPHIC]



                THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

                TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1993   1994   1995    1996   1997   1998
----   ----   ----    ----   ----   ----
1.70%* 2.37%  3.40%   2.96%  3.14%  2.82%

*Return is from inception (3-1-93) to 12-31-93.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 1.02%


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 2nd quarter 1995:            0.88%
  Worst: 1st quarter 1994:           0.44%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                   1 year      5 years     Since inception
  Adviser Class Shares           2.82%        2.94%       2.81%


[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        SHAREHOLDER FEES
        (Fees paid directly from your investment)              CAPITAL CLASS SHARES
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.15%
        Other expenses                                          0.13%
                                                               -----
        Total annual Fund operating expenses                    0.28%
        Fee waivers and/or reimbursements                      (0.08)%
                                                               -----
        Total net expenses(2)                                   0.20%
                                                               =====



       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

                THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:
      o you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
      o you reinvest all dividends and distributions in the Fund
      o your investment has a 5% return each year
      o the Fund's operating expenses remain the same as shown in the table above
      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 year     3 years     5 years     10 years
  Capital Class Shares     $20        $82         $149        $348

[GRAPHIC]         OTHER IMPORTANT INFORMATION


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

     o SPECIAL RULES FOR MONEY MARKET FUNDS - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       o must maintain an AVERAGE DOLLAR-WEIGHTED MATURITY of 90 days or less

       o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a FIRST-TIER SECURITY for up to three business days (except for Nations California Tax-Exempt Reserves)

       o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves, which also may invest in SECOND-TIER SECURITIES

     o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund cannot be changed without shareholder approval (except for Nations California
       Tax-Exempt Reserves).

     o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

     o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.


       All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.


       A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]  BANC OF AMERICA ADVISORS, INC.

                ONE BANK OF AMERICA PLAZA
                CHARLOTTE, NORTH CAROLINA 28255


[GRAPHIC]    HOW THE FUNDS ARE MANAGED


 INVESTMENT ADVISER
 BAAI is the investment adviser to over 60 mutual fund portfolios in Nations Funds, including the Money Market Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:


    ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                               Maximum     Actual fee
                                              advisory      paid last
                                                fee(1)     fiscal year
  Nations Cash Reserves                      0.15%        0.15%
  Nations Money Market Reserves              0.15%        0.12%
  Nations Treasury Reserves                  0.15%        0.13%
  Nations Government Reserves                0.15%        0.14%
  Nations Municipal Reserves                 0.15%        0.10%
  Nations California Tax-Exempt Reserves     0.15%        0.15%



(1)These fees are the current contract levels, which have been reduced from the contract levels in effect during the last fiscal year.

[GRAPHIC]    TRADESTREET INVESTMENT ASSOCIATES, INC.

                ONE BANK OF AMERICA PLAZA
                CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC]  STEPHENS INC.

                111 CENTER STREET
                LITTLE ROCK, ARKANSAS 72201

[GRAPHIC]       FIRST DATA INVESTOR SERVICES GROUP, INC.

                ONE EXCHANGE PLACE
                BOSTON, MASSACHUSETTS 02109


 INVESTMENT SUB-ADVISER
 Nations Funds and BAAI have engaged an investment sub-adviser, TradeStreet Investment Associates, Inc., to provide day-to-day portfolio management for the Funds. TradeStreet functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.



 TRADESTREET INVESTMENT ASSOCIATES, INC.

 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS.


 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in Nations Funds. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.



 TradeStreet is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.


Fund                                         TradeStreet team
  Nations Cash Reserves                      Taxable Money Market Management Team
  Nations Money Market Reserves              Taxable Money Market Management Team
  Nations Treasury Reserves                  Taxable Money Market Management Team
  Nations Government Reserves                Taxable Money Market Management Team
  Nations Municipal Reserves                 Tax-Exempt Money Market Management Team
  Nations California Tax-Exempt Reserves     Tax-Exempt Money Market Management Team

 OTHER SERVICE PROVIDERS

 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer.


 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.



 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------


[GRAPHIC]


                WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.



[GRAPHIC]

                A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK IS OPEN.

                THE FEDERAL RESERVE BANK OF NEW YORK IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.




[GRAPHIC]         BUYING, SELLING AND EXCHANGING SHARES



 This prospectus offers Capital Class Shares of the Funds. Here are some general rules about this class of shares:

  o Capital Class Shares are available to eligible institutions and individuals on a direct basis or through certain financial institutions or intermediaries.

  o The minimum initial investment is $1,000,000.

  o There is no minimum for additional investments.

  o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Capital Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.



 HOW SHARES ARE PRICED
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times:


  o 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  o 12:00 noon Eastern time each business day for each share class of Nations Government Reserves and Nations Municipal Reserves

  o 10:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves


 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.



 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

     VALUING SECURITIES IN A FUND

 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.



     HOW ORDERS ARE PROCESSED

 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents by the following times on a business day will receive that day's net asset value per share:

  o 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  o 12:00 noon Eastern time for Nations Government Reserves and Nations Municipal Reserves

  o 10:30 a.m. Eastern time for Nations California Tax-Exempt Reserves

 Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.
 TELEPHONE ORDERS

 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.


     Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]      BUYING SHARES

        Here are some general rules for buying shares:

          o Investors buy Capital Class Shares at net asset value per share.

          o We must receive payment by the following times on the business day Stephens, First Data or their agents receive the order:

            o 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money
              Market Reserves and Nations Treasury Reserves

            o 4:00 p.m. Eastern time for Nations Governments Reserves, Nations
              Municipal Reserves and Nations California Tax-Exempt Reserves
        If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.


[GRAPHIC]    SELLING SHARES


        Here are some general rules for selling shares:

          o We normally send the sale proceeds by federal funds wire on the same business day that Stephens, First Data or their agents receive the order.


          o We may take up to three business days to send the sale proceeds if we believe that an earlier payment could adversely affect the Fund.


          o Investors that qualify for telephone orders can sell up to $50,000 in shares by telephone.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

          o Shares that are held in certificate form must be signed (or accompanied by a signed stock power) and sent to First Data. The investor's signature must be guaranteed, unless other arrangements have been made with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the 1940 Act, we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement plan administrator.

[GRAPHIC]

                YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

        We may sell shares:


          o if the value of an investor's account falls below $500. We'll provide 30 days notice in writing if we're going to do this


          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients


          o under certain other circumstances allowed under the 1940 Act


[GRAPHIC]        EXCHANGING SHARES

        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.

        Here's how exchanges work:

          o Investors can exchange Capital Class Shares of a Fund for Capital Class Shares of any other Fund.

          o Investors must exchange at least $1,000,000 at a time.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.

          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o Shares that are held in certificate form cannot be exchanged until First Data has received the certificate and deposited the shares to the investor's account.

[GRAPHIC]   THE POWER OF COMPOUNDING


                REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

                PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[GRAPHIC]         DISTRIBUTIONS AND TAXES

     ABOUT DISTRIBUTIONS
     A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

  o A fund can also have CAPITAL GAINS if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.

 The Funds declare distributions of net investment income each business day, and pay for them on the first business day of each month.

 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[GRAPHIC]       THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY
                AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A
                SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH
                YOUR OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY
                FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.


[GRAPHIC]       FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.



     HOW TAXES AFFECT YOUR INVESTMENT

 Distributions of net investment income and any excess of net short-term capital gains over net long-term capital losses generally are taxable to you as ordinary income.


 Although the Funds do not expect to realize any capital gains, any distributions of net capital gains (generally the excess of net long-term capital gains over net short-term capital losses) generally are taxable to you as net capital gains.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

     NATIONS MUNICIPAL RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES

 Distributions that come from Nations Municipal Reserves' tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax.



 Distributions that come from Nations California Tax-Exempt Reserves' tax-exempt interest income are generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes.


 Any distributions that come from taxable income or realized capital gains are generally subject to tax.


 A portion of the distributions from these Funds may also be subject to the federal alternative minimum tax.



     U.S. GOVERNMENT OBLIGATIONS

 If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and personal income taxes. Distributions you receive that come from interest the Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax advisor.

 WITHHOLDING TAX
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:


  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


  o the IRS informs us that you are otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.

 TAXATION OF REDEMPTIONS AND EXCHANGES
 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[GRAPHIC]         FINANCIAL HIGHLIGHTS

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information has been audited by PricewaterhouseCoopers LLP. Certain information for the Capital Class Shares of Nations Money Market Reserves has been derived from the audited financial statements of the Emerald Prime Advantage Institutional Fund (the predecessor portfolio). KPMG LLP were the independent auditors for the Emerald Prime Advantage Institutional Fund for the fiscal period from December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997. The auditor's report and Nations Funds financial statements are incorporated by reference into the SAI. Financial Highlights for Capital Class Shares of Nations California Tax-Exempt Fund are not provided because this class of shares had not yet commenced operations during the period indicated. Please see the back cover to find out how you can get a copy.

NATIONS CASH RESERVES      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                      Period ended        Year ended
Capital Class Shares                                   3/31/99(a)          04/30/98
 Net asset value, beginning of year               $ 1.00                 $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.0484                   0.0554
 LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income              (0.0484)                (0.0554)
Net asset value, end of year                      $ 1.00                 $   1.00
 TOTAL RETURN++                                    4.95  %                  5.70  %
================================================  =========              =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                   $4,379,430             $3,051,559
 Ratio of operating expenses to average net
 assets                                            0.20  %+(b)               0.20%**
Ratio of net investment income to average net
 assets                                            5.24  %+                 5.54  %
 Ratio of operating expenses to average net
 assets without waivers and/or
 reimbursements                                    0.43  %+(b)              0.44  %



                                                    Year ended     Year ended    Year ended    Year ended
Capital Class Shares                                 04/30/97       04/30/96      04/30/95      04/30/94
 Net asset value, beginning of year                $    1.00      $  1.00       $  1.00       $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.0531       0.0570        0.0480        0.0283
 LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                 (0.0531)     (0.0570)      (0.0480)      (0.0283)
Net asset value, end of year                       $    1.00      $  1.00       $  1.00       $  1.00
 TOTAL RETURN++                                        5.44  %      5.84  %       4.91  %       2.87  %
================================================   ==========     ========      ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                    $1,684,233     $607,643      $134,064      $109,852
 Ratio of operating expenses to average net
 assets                                                0.20  %      0.20  %       0.29  %       0.45  %
Ratio of net investment income to average net
 assets                                                5.32  %      5.53  %       4.96  %       2.83  %
 Ratio of operating expenses to average net
 assets without waivers and/or
 reimbursements                                        0.45  %      0.51  %       0.52  %       0.56  %



                           ** The effect of interest expense on the operating
                              expense ratio was less than 0.01%.

                            + Annualized.

                           ++ Total return represents aggregate total return
                              for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                          (a) Fiscal year end changed to March 31. Prior to
                              this, the fiscal year end was April 30.
                          (b) The effect of fees reduced by credits allowed by
                              the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.




NATIONS MONEY MARKET RESERVES* FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                   Period ended      Period ended
Capital Class Shares                                3/31/99(a)        05/15/98**
 Net asset value, beginning of period           $ 1.00              $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.0438              0.0252
 LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income           (0. 0438)            (0.0252)
Net asset value, end of period                  $ 1.00              $ 1.00
 TOTAL RETURN++                                  4.47  %             2.55  %
============================================== ========             =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period in (000's)            $595,482            $118,880
 Ratio of operating expenses to average net
 assets                                          0.20  %+(b)         0.20  %+
Ratio of net investment income to average net
 assets                                          4.87  %+            5.54  %+
 Ratio of operating expenses to average net
 assets without waivers and/or
 reimbursements                                  0.46  %+(b)         0.27  %+



                                                 Year ended    Year ended    Year ended    Year ended
Capital Class Shares                              11/30/97      11/30/96      11/30/95      11/30/94
 Net asset value, beginning of period           $  1.00       $  1.00       $  1.00       $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.0545        0.0516        0.0561        0.0377
 LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income            (0.0545)      (0.0516)      (0.0561)      (0.0377)
Net asset value, end of period                  $  1.00       $  1.00       $  1.00       $  1.00
 TOTAL RETURN++                                   5.58  %       5.29  %       5.76  %       3.83  %
==============================================  ========      ========      ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period in (000's)            $177,908      $133,044      $131,089      $131,758
 Ratio of operating expenses to average net
 assets                                           0.20  %       0.35  %       0.40  %       0.40  %
Ratio of net investment income to average net
 assets                                           5.45  %       5.16  %       5.60  %       3.80  %
 Ratio of operating expenses to average net
 assets without waivers and/or
 reimbursements                                   0.28  %       0.35  %       0.46  %       0.44  %



                           * Capital Class Shares of Nations Money Market
                             Reserves were formerly shares of Emerald Prime Advantage Institutional Fund, a predecessor portfolio.
                          ** For the period from December 1, 1997 through
                             May 15, 1998.
                           + Annualized.
                          ++ Total return represents aggregate total return
                             for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                         (a) Fiscal year end changed to March 31. Prior to
                             this, the fiscal year end was April 30.
                         (b) The effect of fees reduced by credits allowed by
                             the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS TREASURY RESERVES  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                      Period ended       Year ended
Capital Class Shares                                   3/31/99(a)         04/30/98
 Net asset value, beginning of year               $ 1.00                $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.0462                 0.0541
 LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income              (0.0462)              (0.0541)
Net asset value, end of year                      $ 1.00                $  1.00
 TOTAL RETURN++                                    4.72  %                5.55  %
================================================  =========             ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                   $1,382,688            $246,058
 Ratio of operating expenses to average net
 assets                                            0.20  %+(b)            0.20  %
Ratio of net investment income to average net
 assets                                            4.99  %+               5.41  %
 Ratio of operating expenses to average net
 assets without waivers and/or
 reimbursements                                    0.45  %+(b)            0.45  %



                                                   Year ended    Year ended    Year ended    Year ended
Capital Class Shares                                04/30/97      04/30/96      04/30/95      04/30/94
 Net asset value, beginning of year               $  1.00       $  1.00       $  1.00       $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.0519        0.0556        0.0480        0.0298
 LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income              (0.0519)      (0.0556)      (0.0480)      (0.0298)
Net asset value, end of year                      $  1.00       $  1.00       $  1.00       $  1.00
 TOTAL RETURN++                                     5.30  %       5.71  %       4.91  %       3.02  %
================================================  ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                   $468,975      $304,342      $251,694      $388,504
 Ratio of operating expenses to average net
 assets                                             0.20  %       0.20  %       0.20  %       0.20  %
Ratio of net investment income to average net
 assets                                             5.20  %       5.50  %       4.79  %       2.99  %
 Ratio of operating expenses to average net
 assets without waivers and/or
 reimbursements                                     0.46  %       0.51  %       0.50  %       0.52  %



                           + Annualized.
                          ++ Total return represents aggregate total return
                             for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                         (a) Fiscal year end changed to March 31. Prior to
                             this, the fiscal year end was April 30.
                         (b) The effect of fees reduced by credits allowed by
                             the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.





NATIONS GOVERNMENT RESERVES FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                      Period ended       Year ended
Capital Class Shares                                   3/31/99(a)         04/30/98
 Net asset value, beginning of year               $ 1.00                $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.0468                 0.0543
 LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income              (0.0468)              (0.0543)
Net asset value, end of year                      $ 1.00                $  1.00
 TOTAL RETURN++                                    4.78  %                5.57  %
================================================  ========              ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                   $229,561              $190,607
 Ratio of operating expenses to average net
 assets                                            0.20  %+(b)            0.20  %
Ratio of net investment income to average net
 assets                                            5.05  %+               5.43  %
 Ratio of operating expenses to average net
 assets without waivers and/or
 reimbursements                                    0.44  %+(b)            0.45  %



                                                      Year ended      Year ended   Year ended    Year ended
Capital Class Shares                                   04/30/97        04/30/96     04/30/95      04/30/94
 Net asset value, beginning of year              $ 1.00              $ 1.00       $ 1.00       $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.0520              0.0556       0.0463       0.0278
 LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income             (0.0520)            (0.0556)     (0.0463)     (0.0278)
Net asset value, end of year                     $ 1.00              $ 1.00       $ 1.00       $ 1.00
 TOTAL RETURN++                                   5.33  %             5.71  %      4.72  %      2.82  %
================================================ =========           ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                  $125,377            $58,121      $     2      $10,819
 Ratio of operating expenses to average net
 assets                                           0.20  %(b)          0.20  %      0.32  %      0.45  %
Ratio of net investment income to average net
 assets                                           5.22  %             5.48  %      4.35  %      2.78  %
 Ratio of operating expenses to average net
 assets without waivers and/or
 reimbursements                                   0.49  %(b)          0.53  %      0.54  %      0.51  %



                            + Annualized.
                           ++ Total return represents aggregate total return
                              for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                          (a) Fiscal year end changed to March 31. Prior to
                              this, the fiscal year end was April 30.
                          (b) The effect of fees reduced by credits allowed by
                              the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MUNICIPAL RESERVES FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                  Period ended    Year ended
Capital Class Shares                               3/31/99(a)      04/30/98
 Net asset value, beginning of year              $ 1.00         $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.0292         0.0353
 LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income             (0.0292)       (0.0353)
Net asset value, end of year                     $ 1.00         $ 1.00
 TOTAL RETURN++                                   2.96  %        3.61  %
================================================ =========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                  $134,268       $74,251
 Ratio of operating expenses to average net
 assets                                           0.20  %+        0.20%**
Ratio of net investment income to average net
 assets                                           3.10  %+       3.53  %
 Ratio of operating expenses to average net
 assets without waivers and/or
 reimbursements                                   0.48  %+       0.48  %



                                                  Year ended   Year ended   Year ended    Year ended
Capital Class Shares                               04/30/97     04/30/96     04/30/95      04/30/94
 Net asset value, beginning of year              $ 1.00       $ 1.00       $ 1.00       $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.0337       0.0362       0.0313       0.0198
 LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income             (0.0337)     (0.0362)     (0.0313)     (0.0198)
Net asset value, end of year                     $ 1.00       $ 1.00       $ 1.00       $ 1.00
 TOTAL RETURN++                                   3.44  %      3.70  %      3.19  %      2.00  %
================================================ ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                  $59,701      $48,482      $32,353      $35,698
 Ratio of operating expenses to average net
 assets                                           0.20  %      0.20  %      0.23  %      0.45  %
Ratio of net investment income to average net
 assets                                           3.38  %      3.61  %      3.36  %      1.98  %
 Ratio of operating expenses to average net
 assets without waivers and/or
 reimbursements                                   0.52  %      0.58  %      0.59  %      0.58  %



                          ** The effect of interest expense on the operating
                             expense ratio was 0.02%.
                           + Annualized.
                          ++ Total return represents aggregate total return
                             for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                         (a) Fiscal year end changed to March 31. Prior to
                             this, the fiscal year end was April 30.

[GRAPHIC]     TERMS USED IN THIS PROSPECTUS

 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 COMMERCIAL PAPER - a money market instrument issued by a large company.

 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 EQUITY SECURITY - an investment that gives you part ownership in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

 GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.

 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 REVERSE REPURCHASE AGREEMENT - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.

 SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


 U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

[GRAPHIC]         WHERE TO FIND MORE INFORMATION

 You'll find more information about the Money Market Funds in the following documents:

[GRAPHIC]  ANNUAL AND SEMI-ANNUAL REPORTS


        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports.




[GRAPHIC] STATEMENT OF ADDITIONAL INFORMATION

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.



        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.626.2275 (Institutional Investors)
                      1.800.321.7854 (Individual Investors)


        By mail:

        NATIONS FUNDS

        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255



        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS


        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.



        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009

        1.800.SEC.0330
        WWW.SEC.GOV

                                                                   NATIONS FUNDS


SEC file number:
Nations Reserves, 811-6030

NF-CAPITAL-8/99



[GRAPHIC]

MONEY MARKET FUNDS
PROSPECTUS -- SERVICE CLASS SHARES
                                                                  AUGUST 1, 1999
MONEY MARKET FUNDS
NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-----------------
NOT FDIC
INSURED
-----------------
MAY LOSE VALUE
-----------------
NO BANK GUARANTEE
-----------------

NATIONS FUNDS

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    TERMS USED IN THIS PROSPECTUS

             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.


[GRAPHIC]    YOU'LL FIND TERMS USED IN
             THIS PROSPECTUS ON PAGE 37.


             YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.


             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

 This booklet, which is called a prospectus, tells you about some of the Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 This prospectus offers Service Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to page 27 for more information about who is eligible to buy this class of shares.


 ABOUT THE FUNDS
 The Money Market Funds seek to provide income while protecting your original investment by investing in MONEY MARKET INSTRUMENTS.

 Money market instruments include short-term DEBT SECURITIES that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.


 ARE THESE FUNDS RIGHT FOR YOU?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Money Market Funds may be suitable for you if:

   o you're looking for a relatively low risk investment with stability of principal

   o you have short-term income needs

 They may not be suitable for you if:

   o you're looking for higher returns

   o you're more comfortable with bank deposits that are FDIC-insured

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.


 FOR MORE INFORMATION
 If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.


             BANC OF AMERICA ADVISORS, INC. (BAAI)* IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED A SUB- ADVISER -- TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             BAAI AND TRADESTREET
             STARTING ON PAGE 25.

             *BAAI'S NAME IS EXPECTED TO BE CHANGED FROM NATIONSBANC ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.

[GRAPHIC]    ABOUT THE MONEY MARKET FUNDS

NATIONS CASH RESERVES                                    4
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS MONEY MARKET RESERVES                            7
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS TREASURY RESERVES                               10
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS GOVERNMENT RESERVES                             13
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS MUNICIPAL RESERVES                              16
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                  19
Sub-adviser: TradeStreet
----------------------------------------------------------
OTHER IMPORTANT INFORMATION                             23
----------------------------------------------------------
HOW THE FUNDS ARE MANAGED                               25


[GRAPHIC]    ABOUT YOUR INVESTMENT

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                 27
  How selling and servicing agents are paid             33
  Distributions and taxes                               34
----------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                           37
----------------------------------------------------------
WHERE TO FIND MORE INFORMATION                  BACK COVER

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.

[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


NATIONS CASH RESERVES

[GRAPHIC]    INVESTMENT OBJECTIVE

             This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


             This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

   o COMMERCIAL PAPER

   o BANK OBLIGATIONS

   o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers

   o short-term taxable MUNICIPAL SECURITIES


   o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS


 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


   o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

   o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

   o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 23 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.


             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


             Nations Cash Reserves has the following risks:

             o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

             o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

             The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

             YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
             The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1996      1997      1998

3.34%*     5.25%     5.19%

*Return is from inception (5-2-96) to 12-31-96.


             YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.22%

             BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

             Best: 3rd & 4th quarter 1997:     1.32%
             Worst: 4th quarter 1998:          1.20%

             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                               1 year   Since inception
  Market Class Shares           5.19%        5.18%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        SHAREHOLDER FEES
        (Fees paid directly from your investment)               Service Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.15%
        Distribution (12b-1) and shareholder servicing fees      1.00%
        Other expenses                                           0.13%
                                                                -----
        Total annual Fund operating expenses                     1.28%
        Fee waivers and/or reimbursements                       (0.08)%
                                                                -----
        Total net expenses(2)                                    1.20%
                                                                =====

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                1 year     3 years     5 years     10 years
  Service Class Shares           $122       $398        $695        $1,538

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.

[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS MONEY MARKET RESERVES

[GRAPHIC]    INVESTMENT OBJECTIVE

             This Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


             This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

     o COMMERCIAL PAPER

     o BANK OBLIGATIONS


     o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers


     o short-term taxable MUNICIPAL SECURITIES

     o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS


 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

     o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

     o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

     o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND
             STARTING ON PAGE 23 AND IN THE SAI.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


             Nations Money Market Reserves has the following risks:

             o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

             o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

             The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

             YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
             The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998

9.36%     8.25%     6.36%     4.02%     3.07%     4.02%     5.78%     5.28%     5.62%     5.55%

YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.42%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 2nd quarter 1989:            2.40%
  Worst: 2nd quarter 1993:           0.75%


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                1 year      5 years     10 years
  Capital Class Shares           5.55%        5.25%       5.72%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES
        (Fees paid directly from your investment)               Service Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.15%
        Distribution (12b-1) and shareholder servicing fees      1.00%
        Other expenses                                           0.16%
                                                                -----
        Total annual Fund operating expenses                     1.31%
        Fee waivers and/or reimbursements                       (0.11)%
                                                                -----
        Total net expenses(2)                                    1.20%
                                                                =====

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

             EXAMPLE
             This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

             This example assumes:

             o you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

             o you reinvest all dividends and distributions in the Fund

             o your investment has a 5% return each year

             o the Fund's operating expenses remain the same as shown in the table above

             o the waivers and/or reimbursements shown above expire July 31,
               2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 year     3 years     5 years     10 years
  Service Class Shares           $122       $404        $708        $1,569

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' LIST OF APPROVED MUTUAL FUNDS.

[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

 NATIONS TREASURY RESERVES


[GRAPHIC]    INVESTMENT OBJECTIVE


             This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


             This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

     o U.S. TREASURY OBLIGATIONS

     o REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS secured by U.S. Treasury obligations

     o obligations whose principal and interest are backed by the U.S.
       government

 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


     o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

     o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


     o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 23 AND IN THE SAI.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


             Nations Treasury Reserves has the following risks:

             o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

             o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

             The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

             YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
             The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1996      1997      1998

3.26%*    5.11%     4.97%

*Return is from inception (5-2-96) to 12-31-96.


YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.09%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1997:            1.29%
  Worst: 4th quarter 1998:           1.08%


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                              1 year      Since inception
  Market Class Shares           4.97%        5.01%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES
        (Fees paid directly from your investment)               Service Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.15%
        Distribution (12b-1) and shareholder servicing fees      1.00%
        Other expenses                                           0.15%
                                                                -----
        Total annual Fund operating expenses                     1.30%
        Fee waivers and/or reimbursements                       (0.10)%
                                                                -----
        Total net expenses(2)                                    1.20%
                                                                =====

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

             EXAMPLE

             This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

             This example assumes:

             o you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

             o you reinvest all dividends and distributions in the Fund

             o your investment has a 5% return each year

             o the Fund's operating expenses remain the same as shown in the table above

             o the waivers and/or reimbursements shown above expire July 31,
               2000 and are not reflected in the 3, 5 and 10 year examples

             Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year     3 years     5 years     10 years
  Service Class Shares           $122       $402        $703        $1,559

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS GOVERNMENT RESERVES


[GRAPHIC]    INVESTMENT OBJECTIVE

             This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

             This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. GOVERNMENT OBLIGATIONS and U.S. TREASURY OBLIGATIONS. The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


   o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

   o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

   o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 23 AND IN THE SAI.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER
             Nations Government Reserves has the following risks:

             o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

             o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

             The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

             YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

             The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1996      1997      1998

3.26%*    5.13%     5.03%

*Return is from inception (5-2-96) to 12-31-96.


YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.12%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1997:            1.29%
  Worst: 4th quarter 1998:           1.13%


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                               1 year    Since inception
  Market Class Shares           5.03%        5.04%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.



[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES
        (Fees paid directly from your investment)               Service Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.15%
        Distribution (12b-1) and shareholder servicing fees      1.00%
        Other expenses                                           0.14%
                                                                -----
        Total annual Fund operating expenses                     1.29%
        Fee waivers and/or reimbursements                       (0.09)%
                                                                -----
        Total net expenses(2)                                    1.20%
                                                                =====

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

             o you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

             o you reinvest all dividends and distributions in the Fund

             o your investment has a 5% return each year

             o the Fund's operating expenses remain the same as shown in the table above

             o the waivers and/or reimbursements shown above expire July 31,
               2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year     3 years     5 years     10 years
  Service Class Shares           $122       $400        $699        $1,549

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS MUNICIPAL RESERVES


 [GRAPHIC]   INVESTMENT OBJECTIVE

             This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

 [GRAPHIC]   PRINCIPAL INVESTMENT STRATEGIES

             The Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests at least 80% of its assets in MUNICIPAL SECURITIES, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of HIGH QUALITY.

 The Fund may invest up to 20% of its assets in:

     o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS

     o money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

     o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

     o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


     o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 23 AND IN THE SAI.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


             Nations Municipal Reserves has the following risks:

             o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

             o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

             o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

             o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.

[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

             The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

             YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
             The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1996      1997      1998

2.05%*    3.24%     3.00%

*Return is from inception (5-2-96) to 12-31-96.

YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 1.25%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


             BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1997:            0.86%
  Worst: 4th quarter 1998:           0.68%


             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                               1 year    Since inception
  Market Class Shares           3.00%        3.11%

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES
        (Fees paid directly from your investment)               Service Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.15%
        Distribution (12b-1) and shareholder servicing fees      1.00%
        Other expenses                                           0.18%
                                                                -----
        Total annual Fund operating expenses                     1.33%
        Fee waivers and/or reimbursements                       (0.13)%
                                                                -----
        Total net expenses(2)                                    1.20%
                                                                =====

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


             EXAMPLE
             This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

             This example assumes:

             o you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

             o you reinvest all dividends and distributions in the Fund

             o your investment has a 5% return each year

             o the Fund's operating expenses remain the same as shown in the table above

             o the waivers and/or reimbursements shown above expire July 31,
               2000 and are not reflected in the 3, 5 and 10 year examples

             Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 year     3 years     5 years     10 years
  Service Class Shares           $122       $409        $716        $1,590

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 26.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


NATIONS CALIFORNIA TAX-EXEMPT RESERVES

[GRAPHIC]    INVESTMENT OBJECTIVE

             This Fund seeks current income exempt from federal income tax and California state personal income tax, a stable share price, and daily LIQUIDITY.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


             The Fund pursues its objective by generally investing in a portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund normally invests at least 80% of its assets in securities that pay interest that is free from federal income and alternative minimum taxes and California state personal income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

 The Fund may invest up to 20% of its assets in:

     o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS

     o money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


     o Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

     o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


     o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON
             PAGE 23 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.


             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


             Nations California Tax-Exempt Reserves has the following risks:

             o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-
               DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

             o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

             o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

             o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes and the federal alternative minimum tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.

[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE
             The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF
             HOW IT WILL PERFORM IN THE FUTURE.

             YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
             The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1996      1997      1998

0.69%*    2.84%     2.51%

*Return is from inception (10-2-96) to 12-31-96.

YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 0.89%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.


             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

             BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1997:            0.75%
  Worst: 4th quarter 1998:           0.57%

             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                              1 year    Since inception
  Daily Class Shares           2.51%        2.69%

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        SHAREHOLDER FEES
        (Fees paid directly from your investment)               Service Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.15%
        Distribution (12b-1) and shareholder servicing fees      1.00%
        Other expenses                                           0.13%
                                                                -----
        Total annual Fund operating expenses                     1.28%
        Fee waivers and/or reimbursements                       (0.08)%
                                                                -----
        Total net expenses(2)                                    1.20%
                                                                =====

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


             EXAMPLE

             This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

             This example assumes:

             o you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

             o you reinvest all dividends and distributions in the Fund

             o your investment has a 5% return each year

             o the Fund's operating expenses remain the same as shown in the table above

             o the waivers and/or reimbursements shown above expire July 31,
               2000 and are not reflected in the 3, 5 and 10 year examples

             Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 year     3 years     5 years     10 years
  Service Class Shares           $122       $398        $695        $1,538

[GRAPHIC]    Other important information


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

     o SPECIAL RULES FOR MONEY MARKET FUNDS - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       o must maintain an AVERAGE DOLLAR-WEIGHTED MATURITY of 90 days or less

       o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a FIRST-TIER SECURITY for up to three business days (except for Nations California Tax-Exempt Reserves)

       o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves, which also may invest in SECOND-TIER SECURITIES.

     o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund cannot be changed without shareholder approval (except for Nations California Tax-Exempt Reserves).

     o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.


     o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

     o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.

       All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

       A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC]    HOW THE FUNDS ARE MANAGED


 INVESTMENT ADVISER
 BAAI is the investment adviser to over 60 mutual fund portfolios in Nations Funds including the Money Market Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:


 ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                            Maximum   Actual fee
                                           advisory    paid last
                                             fee(1)   fiscal year
  Nations Cash Reserves                      0.15%       0.15%
  Nations Money Market Reserves              0.15%       0.12%
  Nations Treasury Reserves                  0.15%       0.13%
  Nations Government Reserves                0.15%       0.14%
  Nations Municipal Reserves                 0.15%       0.10%
  Nations California Tax-Exempt Reserves     0.15%       0.15%

 (1) These fees are the current contract levels, which have been reduced from the contract levels in effect during the last fiscal year.

[GRAPHIC]    TRADESTREET INVESTMENT
             ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC]    STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201

[GRAPHIC]    FIRST DATA INVESTOR
             SERVICES GROUP, INC.

             ONE EXCHANGE PLACE
             BOSTON, MASSACHUSETTS 02109

 INVESTMENT SUB-ADVISER

 Nations Funds and BAAI have engaged an investment sub-adviser, TradeStreet Investment Associates, Inc., to provide day-to-day portfolio management for the Funds. TradeStreet functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.


 TRADESTREET INVESTMENT ASSOCIATES, INC.

 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS.

 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in Nations Funds. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.


 TradeStreet is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                         TradeStreet Team
  Nations Cash Reserves                      Taxable Money Market Management Team
  Nations Money Market Reserves              Taxable Money Market Management Team
  Nations Treasury Reserves                  Taxable Money Market Management Team
  Nations Government Reserves                Taxable Money Market Management Team
  Nations Municipal Reserves                 Tax-Exempt Money Market Management Team
  Nations California Tax-Exempt Reserves     Tax-Exempt Money Market Management Team


 OTHER SERVICE PROVIDERS
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC]    WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY
             "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

[GRAPHIC]    BUYING, SELLING AND EXCHANGING SHARES

 This prospectus offers Service Class Shares of the Funds. Here are some general rules about this class of shares:

     o Service Class Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other services. These include:

       o Bank of America and certain of its affiliates

       o certain other financial institutions

     o The minimum initial investment is $1,000. There is no minimum for additional investments.

     o The minimum initial investment is $100 using the Systematic Investment Plan. The minimum for additional investments under this plan is $100.

     o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Service Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

                          Ways to
                        buy, sell or            How much you can buy,
                          exchange                sell or exchange                            Other things to know
                     ----------------- -------------------------------------- ---------------------------------------------------
Buying shares        In a lump sum     minimum initial investment:            There is no limit to the amount you can invest
                                       o $1,000                               in Service Class Shares.
                                       minimum additional investment:
                                       o none
                     -------------------------------------------------------------------------------------------------------------
                     Using our         minimum initial investment:            You can buy shares monthly, twice a month or
                     Systematic        o $100                                 quarterly, using automatic transfers from your
                     Investment Plan   minimum additional investment:         bank account.
                                       o $100
----------------------------------------------------------------------------------------------------------------------------------
Selling shares       In a lump sum     o you can sell up to $50,000 of your   We usually send you the sale proceeds on the
                                       shares by telephone, otherwise there   same day that we receive your order.
                                       are no limits to the amount you can
                                       sell
                                       o other restrictions may apply to      If you paid for your shares with a check that
                                       withdrawals from retirement plan       wasn't certified, we'll hold the sale proceeds
                                       accounts                               when you sell those shares for at least 15 days
                                                                              after the trade date of the purchase, or until the
                                                                              check has cleared.
                     -------------------------------------------------------------------------------------------------------------
                     Using our free    o minimum $250 per check               You can write checks for free. You can only use
                     checkwriting                                             checks to make partial withdrawals from a
                     service                                                  Fund. You can't use a check to make a full
                                                                              withdrawal from a Fund.
                     -------------------------------------------------------------------------------------------------------------
                     Using our         o minimum $25 per withdrawal           Your account balance must be at least $10,000
                     Automatic                                                to set up the plan. You can make withdrawals
                     Withdrawal Plan                                          monthly, twice a month or quarterly. We'll send
                                                                              your money by check or deposit it directly to
                                                                              your bank account.
----------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    In a lump sum     o minimum $1,000 per exchange          You can exchange Service Class shares of a
                                                                              Fund for Service Class Shares of any other
                                                                              Nations Reserves Money Market Fund.
----------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC]    A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW
             YORK IS OPEN.

             THE FEDERAL RESERVE BANK OF NEW YORK IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

 HOW SHARES ARE PRICED
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times:

 o 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves


 o 12:00 noon Eastern time each business day for each share class of Nations Government Reserves and Nations Municipal Reserves

 o 10:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves

 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

 VALUING SECURITIES IN A FUND

 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.


 HOW ORDERS ARE PROCESSED0
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents by the following times on a business day will receive that day's net asset value per share:

  o 3:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  o 12:00 noon Eastern time for Nations Government Reserves and Nations Municipal Reserves

  o 10:30 a.m. Eastern time for Nations California Tax-Exempt Reserves

 Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

 TELEPHONE ORDERS
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

 Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]    BUYING SHARES

             Here are some general rules for buying shares:

             o Investors buy Service Class Shares at net asset value per share.

             o If we don't receive payment by 4:00 p.m. Eastern time on the business day Stephens, First Data or their agents receive the order, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

             o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

             o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

 SYSTEMATIC INVESTMENT PLAN

 You can make regular purchases of $100 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.


 Here's how the plan works:

     o You can buy shares twice a month, monthly or quarterly.

     o You can choose to have us transfer your money on or about the 15th or the last day of the month.


     o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.

[GRAPHIC]    SELLING SHARES

             Here are some general rules for selling shares:

               o We normally send the sale proceeds by federal funds wire on the same business day that Stephens, First Data or their agents receive the order.

               o We may take up to three business days to send the sale proceeds if we believe that an earlier payment could adversely affect the Fund.

               o Investors that qualify for telephone orders can sell up to
                 $50,000 in shares by telephone.

               o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared.

               o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

               o Under certain circumstances allowed under the 1940 Act, we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.

             o Other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement plan administrator.

             We may sell shares:

               o if the value of an investor's account falls below $500. We'll provide 30 days notice in writing if we're going to do this

               o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

               o under certain other circumstances allowed under the 1940 Act


 CHECKWRITING SERVICE
 You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

 Here's how the service works:

     o Each check you write must be for $250 or more.

     o You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

     o Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

     o We can change or cancel the service by giving you 30 days notice in writing.

[GRAPHIC]    YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND
             POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS
             PROSPECTUS CAREFULLY.

 AUTOMATIC WITHDRAWAL PLAN
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your financial adviser or us to set up the plan.


 Here's how the plan works:

     o Your account balance must be at least $10,000 to set up the plan.

     o If you set up the plan after you've opened your account, your signature must be guaranteed.

     o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

     o We'll send you a check or deposit the money directly to your bank account.

     o You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.


[GRAPHIC]    EXCHANGING SHARES

             Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.

             Here's how exchanges work:

               o Investors can exchange Service Class Shares of a Fund for
                 Service Class Shares of any other Nations Reserves Money Market Fund.

               o Investors must exchange at least $1,000 at a time.

               o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

               o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

               o Exchanges can generally only be made into a Fund that is accepting investments.

               o We may limit the number of exchanges that can be made within a specified period of time.

               o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]    THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU
             IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

             THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.


             THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



[GRAPHIC]    HOW SELLING AND SERVICING AGENTS ARE PAID

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

 DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
 Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

 Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.75% of the average daily net assets of Service Class Shares of the Funds, some or all of which may be paid to selling agents.

 Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Service Class Shares of the Funds.

 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.


OTHER COMPENSATION

Selling and servicing agents may also receive:

     o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

     o an additional amount of up to 0.75% of the net asset value per share on all sales of Service Class Shares


     o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

 BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

[GRAPHIC]    THE POWER OF COMPOUNDING


             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[GRAPHIC]    DISTRIBUTIONS AND TAXES

 ABOUT DISTRIBUTIONS
 A mutual fund can make money two ways:

     o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

     o A fund can also have CAPITAL GAINS if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.

 The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month.

 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[GRAPHIC]    THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY
             AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A
             SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR
             OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE
             AND LOCAL TAXES THAT MAY APPLY.

[GRAPHIC]    FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

 HOW TAXES AFFECT YOUR INVESTMENT

 Distributions of net investment income and any excess of net short-term capital gains over net long-term capital losses generally are taxable to you as ordinary income.

 Although the Funds do not expect to realize any capital gains, any distributions of net capital gains (generally the excess of net long-term capital gains over net short-term capital losses) generally are taxable to you as net capital gains.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 NATIONS MUNICIPAL RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES

 Distributions that come from Nations Municipal Reserves' tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax.

 Distributions that come from Nations California Tax-Exempt Reserves' tax-exempt interest income are generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes.


 Any distributions that come from taxable income or realized capital gains are generally subject to tax.


 A portion of the distributions from these Funds may also be subject to the federal alternative minimum tax.


 U.S. GOVERNMENT OBLIGATIONS

 If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and personal income taxes. Distributions you receive that come from interest the Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax advisor.

 WITHHOLDING TAX
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:


     o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

     o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


     o the IRS informs us that you are otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.


 TAXATION OF REDEMPTIONS AND EXCHANGES

 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

 [GRAPHIC]   TERMS USED IN THIS PROSPECTUS

 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 COMMERCIAL PAPER - a money market instrument issued by a large company.

 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 EQUITY SECURITY - an investment that gives you part ownership in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

 GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.


 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 REVERSE REPURCHASE AGREEMENT - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.

 SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

[GRAPHIC]    WHERE TO FIND MORE INFORMATION

 You'll find more information about the Money Market Funds in the following documents:

[GRAPHIC]    ANNUAL AND SEMI-ANNUAL REPORTS


             The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports.


[GRAPHIC]    STATEMENT OF ADDITIONAL INFORMATION

             The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


             You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

             By telephone: 1.800.626.2275 (Institutional Investors)

                           1.800.321.7854 (Individual Investors)

             By mail:
             NATIONS FUNDS
             C/O STEPHENS INC.
             ONE BANK OF AMERICA PLAZA
             33RD FLOOR
             CHARLOTTE, NC 28255

             On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS

             If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.

             PUBLIC REFERENCE SECTION OF THE SEC
             WASHINGTON, DC 20549-6009
             1.800.SEC.0330

             WWW.SEC.GOV

SEC file number:
Nations Reserves, 811-6030

NF-SERVICE-8/99


NATIONS FUNDS

[GRAPHIC]



MONEY MARKET FUNDS
PROSPECTUS -- TRUST CLASS SHARES

                                                                  AUGUST 1, 1999

MONEY MARKET FUNDS

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----------------------------
NOT FDIC
INSURED
----------------------------
MAY LOSE VALUE
----------------------------
NO BANK GUARANTEE
----------------------------

NATIONS FUNDS [LOGO}

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]    TERMS USED IN THIS PROSPECTUS


             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.


[GRAPHIC]    YOU'LL FIND TERMS USED IN
             THIS PROSPECTUS ON PAGE 34.

             YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

 This booklet, which is called a prospectus, tells you about some of the Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 This prospectus offers Trust Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts for which they act as fiduciary, agent or custodian. Please turn to page 26 for more information about who is eligible to buy this class of shares.

 ABOUT THE FUNDS
 The Money Market Funds seek to provide income while protecting your original investment by investing in MONEY MARKET INSTRUMENTS.

 Money market instruments include short-term DEBT SECURITIES that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on these money market funds may be lower than the return on other kinds of mutual funds or investments.

 ARE THESE FUNDS RIGHT FOR YOU?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Money Market Funds may be suitable for you if:

  o you're looking for a relatively low risk investment with stability of principal

  o you have short-term income needs

  They may not be suitable for you if:

  o you're looking for higher returns

  o you're more comfortable with bank deposits that are FDIC-insured

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

 FOR MORE INFORMATION
 If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]

             BANC OF AMERICA ADVISORS, INC.


             BANC OF AMERICA ADVISORS, INC. (BAAI)* IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.



[GRAPHIC]    YOU'LL FIND MORE ABOUT
             BAAI AND TRADESTREET

             STARTING ON PAGE 24.



             *BAAI'S NAME IS EXPECTED TO BE CHANGED FROM NATIONSBANC ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.




[GRAPHIC]    About the Money Market Funds

NATIONS CASH RESERVES                                4
Sub-adviser: TradeStreet
--------------------------------------------------------
NATIONS MONEY MARKET RESERVES                        7
Sub-adviser: TradeStreet
--------------------------------------------------------
NATIONS TREASURY RESERVES                           10
Sub-adviser: TradeStreet
--------------------------------------------------------
NATIONS GOVERNMENT RESERVES                         13
Sub-adviser: TradeStreet
--------------------------------------------------------
NATIONS MUNICIPAL RESERVES                          16
Sub-adviser: TradeStreet
--------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES              19
Sub-adviser: TradeStreet
--------------------------------------------------------
OTHER IMPORTANT INFORMATION                         22
--------------------------------------------------------
HOW THE FUNDS ARE MANAGED                           24

[GRAPHIC]    About your investment

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares             26
  Shareholder administration fees                   30
  Distributions and taxes                           31
--------------------------------------------------------
  TERMS USED IN THIS PROSPECTUS                     34
--------------------------------------------------------
  WHERE TO FIND MORE INFORMATION            BACK COVER

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]             ABOUT THE SUB-ADVISER




             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.



[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.

[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

NATIONS CASH RESERVES


[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  o COMMERCIAL PAPER

  o BANK OBLIGATIONS

  o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable MUNICIPAL SECURITIES

  o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS

 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


  o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]     YOU'LL FIND MORE ABOUT
              OTHER RISKS OF INVESTING IN

              THIS FUND STARTING ON
              PAGE 22 AND IN THE SAI.




[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


             Nations Cash Reserves has the following risks:

             o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

             o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

             The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

             YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
             The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1991      1992      1993      1994      1995      1996      1997      1998
5.63%     3.45%     2.78%     3.83%     5.86%     5.29%     5.46%     5.42%

*Return is from inception (1-9-91) to 12-31-91.


            YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.37%

            BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



        Best: 2nd quarter 1991:               1.44%
        Worst: 2nd, 3rd, 4th quarter 1993,
        1st quarter 1994:                     0.68%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                                                             Since
                                   1 year      5 years     inception
  Liquidity Class Shares           5.42%        5.17%       4.73%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(Fees paid directly from your investment)                       Trust Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferrred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Shareholder administration fees                           0.10%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      0.38%
        Fee waivers and/or reimbursements                        (0.08)%
                                                                ------
        Total net expenses(2)                                     0.30%
                                                                ======



        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o  you reinvest all dividends and distributions in the Fund

        o  your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Trust Class Shares     $31        $114        $205        $473

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS

[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

 NATIONS MONEY MARKET RESERVES




[GRAPHIC]    INVESTMENT OBJECTIVE

             This Fund's investment objective is to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value.



[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

             This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

             THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:


             o COMMERCIAL PAPER

             o BANK OBLIGATIONS


             o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers


             o short-term taxable MUNICIPAL SECURITIES

             o REPURCHASE AGREEMENTS secured by first-tier securities or U.S.
               GOVERNMENT OBLIGATIONS


 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

             o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.


             o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


             o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 22 AND IN THE SAI.



[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.



[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


             Nations Money Market Reserves has the following risks:

             o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

             o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
9.36%     8.25%     6.36%     4.02%     3.07%     4.02%     5.78%     5.28%     5.62%     5.55%



        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.42%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 2nd quarter 1989:            2.40%
  Worst: 2nd quarter 1993:           0.75%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                1 year      5 years     10 years
  Capital Class Shares           5.55%        5.25%       5.72%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        SHAREHOLDER FEES
        (Fees paid directly from your investment)           Trust Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferrred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Shareholder administration fees                           0.10%
        Other expenses                                            0.16%
                                                                ------
        Total annual Fund operating expenses                      0.41%
        Fee waivers and/or reimbursements                        (0.11)%
                                                                ------
        Total net expenses(2)                                     0.30%
                                                                ======



        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       1 year     3 years     5 years     10 years
  Trust Class Shares     $31        $121        $219        $507

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------



[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' LIST OF APPROVED MUTUAL FUNDS.


[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

 NATIONS TREASURY RESERVES



[GRAPHIC]    INVESTMENT OBJECTIVE


             This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.



[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

             This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

         o   U.S. TREASURY OBLIGATIONS

         o REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS secured by U.S. Treasury obligations

         o obligations whose principal and interest are backed by the U.S. government

 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

         o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

         o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

         o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 22 AND IN THE SAI.



[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


             RISKS AND OTHER THINGS TO CONSIDER

             Nations Treasury Reserves has the following risks:


             o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

             o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1991      1992      1993      1994      1995      1996      1997      1998
5.17%*    3.31%     2.61%     3.77%     5.70%     5.17%     5.32%     5.23%

*Return is from inception (1-9-91) to 12-31-91.



        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.24%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 2nd quarter 1995:            1.44%
  Worst: 2nd quarter 1993:           0.63%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                                            Since
                                  1 year      5 years     inception
  Liquidity Class Shares           5.23%        5.04%       4.55%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]   WHAT IT COSTS TO INVEST IN THE FUND

             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        SHAREHOLDER FEES
        (Fees paid directly from your investment)           Trust Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferrred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Shareholder administration fees                           0.10%
        Other expenses                                            0.15%
                                                                ------
        Total annual Fund operating expenses                      0.40%
        Fee waivers and/or reimbursements                        (0.10)%
                                                                ------
        Total net expenses(2)                                     0.30%
                                                                ======



         (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

         (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

             o you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

             o you reinvest all dividends and distributions in the Fund

             o your investment has a 5% return each year

             o the Fund's operating expenses remain the same as shown in the table above

             o the waivers and/or reimbursements shown above expire July 31,
               2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Trust Class Shares     $31        $118        $214        $495

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]     YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.


             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.


[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



 NATIONS GOVERNMENT RESERVES


[GRAPHIC]    INVESTMENT OBJECTIVE

             This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


             This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. GOVERNMENT OBLIGATIONS and U.S. TREASURY OBLIGATIONS. The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


         o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

         o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


         o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 22 AND IN THE SAI.



[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

             Nations Government Reserves has the following risks:


             o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.


             o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

             The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

             YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
             The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1991      1992      1993      1994      1995      1996      1997      1998
5.27%     3.42%     2.64%     3.67%     5.66%     5.19%     5.34%     5.27%

*Return is from inception (1-14-91) to 12-31-91.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  2.27%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 2nd quarter 1995:            1.42%
  Worst: 2nd quarter 1993:           0.64%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                                            Since
                                  1 year      5 years     inception
  Liquidity Class Shares           5.27%        5.02%       4.58%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        SHAREHOLDER FEES
        (Fees paid directly from your investment)           Trust Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferrred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Shareholder administration fees                           0.10%
        Other expenses                                            0.14%
                                                                ------
        Total annual Fund operating expenses                      0.39%
        Fee waivers and/or reimbursements                        (0.09)%
                                                                ------
        Total net expenses(2)                                     0.30%
                                                                ======



         (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

             o you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

             o you reinvest all dividends and distributions in the Fund

             o your investment has a 5% return each year

             o the Fund's operating expenses remain the same as shown in the table above

             o the waivers and/or reimbursements shown above expire July 31,
               2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                          1 year     3 years     5 years     10 years
  Trust Class Shares     $31        $116        $210        $484

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------




[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.


             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS MUNICIPAL RESERVES


[GRAPHIC]    INVESTMENT OBJECTIVE


             This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


             The Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests at least 80% of its assets in MUNICIPAL SECURITIES, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of HIGH QUALITY.


     The Fund may invest up to 20% of its assets in:


         o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS

         o   money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


         o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

         o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


         o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 22 AND IN THE SAI.



[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations Municipal Reserves has the following risks:

         o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

         o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

         o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any cash the Fund holds does not earn income.

         o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

             The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

             YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
             The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]

1990      1991      1992      1993      1994      1995      1996      1997      1998
3.17%     4.04%     2.53%     1.95%     2.52%     3.64%     3.27%     3.42%     3.24%

*Return is from inception (6-1-90) to 12-31-90.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  1.40%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.


             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

             BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 4th quarter 1990:            1.38%
  Worst: 1st quarter 1994:           0.44%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998


                                                            Since
                                  1 year      5 years     inception
  Liquidity Class Shares           3.24%        3.22%       3.24%



[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        SHAREHOLDER FEES
        (Fees paid directly from your investment)           Trust Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferrred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Shareholder administration fees                           0.10%
        Other expenses                                            0.18%
                                                                ------
        Total annual Fund operating expenses                      0.43%
        Fee waivers and/or reimbursements                        (0.13)%
                                                                ------
        Total net expenses(2)                                     0.30%
                                                                ======



         (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

         (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

             o you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

             o you reinvest all dividends and distributions in the Fund

             o your investment has a 5% return each year

             o the Fund's operating expenses remain the same as shown in the table above

             o the waivers and/or reimbursements shown above expire July 31,
               2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 year     3 years     5 years     10 years
  Trust Class Shares     $31        $125        $228        $530

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------



[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAX-EXEMPT MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 25.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



 NATIONS CALIFORNIA TAX-EXEMPT RESERVES

 [GRAPHIC]   INVESTMENT OBJECTIVE

             This Fund seeks current income exempt from federal income tax and California state personal income tax, a stable share price, and daily LIQUIDITY.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


             The Fund pursues its objective by generally investing in a portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund normally invests at least 80% of its assets in securities that pay interest that is free from federal income and alternative minimum taxes and California state personal income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

 The Fund may invest up to 20% of its assets in:

         o municipal securities that finance private projects, called PRIVATE ACTIVITY BONDS

         o   money market instruments, including REPURCHASE AGREEMENTS

 The Fund may also invest in instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, including PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

         o Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

         o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


         o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON
             PAGE 22 AND IN THE SAI.




[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

             FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT
             1.800.626.2275 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR
             1.800.321.7854 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations California Tax-Exempt Reserves has the following risks:

         o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

         o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

         o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

         o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes and the federal alternative minimum tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized CAPITAL GAINS is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

             The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

             YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
             The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1993      1994      1995      1996      1997      1998
1.70%     2.37%     3.40%     2.96%     3.14%     2.82%

*Return is from inception (3-1-93) to 12-31-93.


             YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 1.02%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 2nd quarter 1995:            0.88%
  Worst: 1st quarter 1994:           0.44%



        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                                                          Since
                                1 year      5 years     inception
  Adviser Class Shares           2.82%        2.94%       2.81%



[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        SHAREHOLDER FEES
        (Fees paid directly from your investment)           Trust Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferrred sales charge (load)                   none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Shareholder administration fees                           0.10%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      0.38%
        Fee waivers and/or reimbursements                        (0.08)%
                                                                ------
        Total net expenses(2)                                     0.30%
                                                                ======



         (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

         (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

             o you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

             o you reinvest all dividends and distributions in the Fund

             o your investment has a 5% return each year

             o the Fund's operating expenses remain the same as shown in the table above

             o the waivers and/or reimbursements shown above expire July 31,
               2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                          1 year     3 years     5 years     10 years
  Trust Class Shares     $31        $114        $205        $473

[GRAPHIC]    OTHER IMPORTANT INFORMATION


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

         o SPECIAL RULES FOR MONEY MARKET FUNDS - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         o must maintain an AVERAGE DOLLAR-WEIGHTED MATURITY of 90 days or less

         o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a FIRST-TIER SECURITY for up to three business days (except for Nations California Tax-Exempt Reserves)

         o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves, which also may invest in SECOND-TIER SECURITIES.

         o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund cannot be changed without shareholder approval (except for Nations California Tax-Exempt Reserves).

         o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.


         o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

         o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.

          All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

          A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255


[GRAPHIC]    How the Funds are managed


 INVESTMENT ADVISER
 BAAI is the investment adviser to over 60 mutual fund portfolios in Nations Funds, including the Money Market Funds described in this prospectus.


 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.


 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:


     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                             Maximum    Actual fee
                                            advisory    paid last
                                             fee(1)     fiscal year
  Nations Cash Reserves                      0.15%       0.15%
  Nations Money Market Reserves              0.15%       0.12%
  Nations Treasury Reserves                  0.15%       0.13%
  Nations Government Reserves                0.15%       0.14%
  Nations Municipal Reserves                 0.15%       0.10%
  Nations California Tax-Exempt Reserves     0.15%       0.15%



(1) These fees are the current contract levels, which have been reduced from the contract levels in effect during the last fiscal year.

[GRAPHIC]    TRADESTREET INVESTMENT
             ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC]    STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201


[GRAPHIC]    FIRST DATA INVESTOR
             SERVICES GROUP, INC.

             ONE EXCHANGE PLACE
             BOSTON, MASSACHUSETTS 02109


 INVESTMENT SUB-ADVISER
 Nations Funds and BAAI have engaged an investment sub-adviser, TradeStreet Investment Associates, Inc., to provide day-to-day portfolio management for the Funds. TradeStreet functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.



 TRADESTREET INVESTMENT ASSOCIATES, INC.

 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES and MONEY MARKET INSTRUMENTS.


 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in Nations Funds. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.



 TradeStreet is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.


Fund                                         TradeStreet Team
  Nations Cash Reserves                      Taxable Money Market Management Team
  Nations Money Market Reserves              Taxable Money Market Management Team
  Nations Treasury Reserves                  Taxable Money Market Management Team
  Nations Government Reserves                Taxable Money Market Management Team
  Nations Municipal Reserves                 Tax-Exempt Money Market Management Team
  Nations California Tax-Exempt Reserves     Tax-Exempt Money Market Management Team

 OTHER SERVICE PROVIDERS

 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer.


 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly. The Funds also pay shareholder administration fees to BAAI or financial institutions for providing services to investors.


 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------


[GRAPHIC]    WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY
             "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.



[GRAPHIC]    BUYING, SELLING AND EXCHANGING SHARES


 This prospectus offers Trust Class Shares of the Funds. Here are some general rules about this class of shares:

         o Trust Class Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

             o   Bank of America and certain of its affiliates

             o certain other financial institutions and intermediaries, including financial planners and investment advisers

             o   institutional investors

             o   charitable foundations

             o   endowments

             o   other funds in the Nations Funds Family

         o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount.

         o   There is no minimum amount for additional investments.

         o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Trust Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

             A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK IS OPEN.

             THE FEDERAL RESERVE BANK OF NEW YORK IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

 HOW SHARES ARE PRICED
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times:


         o 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves


         o 12:00 noon Eastern time each business day for each share class of Nations Government Reserves and Nations Municipal Reserves

         o 10:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves

 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

 VALUING SECURITIES IN A FUND

 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.


 HOW ORDERS ARE PROCESSED

 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents by the following times on a business day will receive that day's net asset value per share:


         o 3:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

         o 12:00 noon Eastern time for Nations Government Reserves and Nations Municipal Reserves

         o   10:30 a.m. Eastern time for Nations California Tax-Exempt Reserves


 Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.


[GRAPHIC]    BUYING SHARES

        Here are some general rules for buying shares:

         o   Investors buy Trust Class Shares at net asset value per share.


         o If we don't receive payment by 4:00 p.m. Eastern time on the business day Stephens, First Data or their agents receive the order, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

[GRAPHIC]    YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND
             POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS
             PROSPECTUS CAREFULLY.

         o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

         o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.



[GRAPHIC]    SELLING SHARES


        Here are some general rules for selling shares:

         o We normally send the sale proceeds by federal funds wire on the same business day that Stephens, First Data or their agents receive the order.

         o We may take up to three business days to send the sale proceeds if we believe that an earlier payment could adversely affect the Fund.

         o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared.

         o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.


         o Under certain circumstances allowed under the 1940 Act, we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.


         o Other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement plan administrator.


        We may sell shares:


         o if the value of an investor's account falls below $500. We'll provide 30 days notice in writing if we're going to do this


         o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its client


         o   under certain other circumstances allowed under the 1940 Act


[GRAPHIC]    EXCHANGING SHARES

             Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.



        Here's how exchanges work:

         o   Investors can exchange Trust Class Shares of a Fund for:

             o Primary A shares of all other Nations Funds, except Nations Funds Money Market Funds

             o   Trust Class Shares of Nations Reserves Money Market Funds.

         o   Investors must exchange at least $250,000 at a time.

         o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.


         o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

         o Exchanges can generally only be made into a Fund that is accepting investments.


         o We may limit the number of exchanges that can be made within a specified period of time.

         o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]    FINANCIAL INSTITUTIONS AND INTERMEDIARIES MAY CHARGE OTHER FEES
             FOR SERVICES PROVIDED TO YOUR ACCOUNT.



[GRAPHIC]    SHAREHOLDER ADMINISTRATION FEES

 BAAI, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.10% of the average daily net assets of Trust Class Shares of the Funds under a shareholder administration plan.


 Fees are calculated daily and deducted monthly. Over time, these fees will increase the cost of your investment.


 The Funds pay these fees to eligible financial institutions and intermediaries for as long as the plan continues. We may reduce or discontinue payments at any time.


 BAAI may pay amounts from its own assets to financial institutions and intermediaries for administrative services they provide.

[GRAPHIC]    THE POWER OF COMPOUNDING


             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[GRAPHIC]    DISTRIBUTIONS AND TAXES

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

         o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

         o A fund can also have CAPITAL GAINS if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.

 The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month.


 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[GRAPHIC]    THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY
             AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A
             SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR
             OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE
             AND LOCAL TAXES THAT MAY APPLY.

[GRAPHIC]    FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.


 HOW TAXES AFFECT YOUR INVESTMENT
 Distributions of net investment income and any excess of net short-term capital gains over net long-term capital losses generally are taxable to you as ordinary income.

 Although the Funds do not expect to realize any capital gains, any distributions of net capital gains (generally the excess of net long-term capital gains over net short-term capital losses) generally are taxable to you as net capital gains.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 NATIONS MUNICIPAL RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES

 Distributions that come from Nations Municipal Reserves' tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax.



 Distributions that come from Nations California Tax-Exempt Reserves' tax-exempt interest income are generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes.


 Any distributions that come from taxable income or realized capital gains are generally subject to tax.


 A portion of the distributions from these Funds may also be subject to the federal alternative minimum tax.


 U.S. GOVERNMENT OBLIGATIONS

 If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and personal income taxes. Distributions you receive that come from interest the Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax advisor.

 WITHHOLDING TAX

 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:


         o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

         o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


         o the IRS informs us that you are otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.


 TAXATION OF REDEMPTIONS AND EXCHANGES

 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[GRAPHIC]    Terms used in this prospectus

 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 COMMERCIAL PAPER - a money market instrument issued by a large company.

 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 EQUITY SECURITY - an investment that gives you part ownership in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

 GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.

 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 REVERSE REPURCHASE AGREEMENT - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.

 SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

[GRAPHIC]    WHERE TO FIND MORE INFORMATION

             You'll find more information about the Money Market Funds in the following documents:


[GRAPHIC]    ANNUAL AND SEMI-ANNUAL REPORTS


             The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports.


[GRAPHIC]    STATEMENT OF ADDITIONAL INFORMATION

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.626.2275 (Institutional Investors)
                       1.800.321.7854 (Individual Investors)

        By mail:
        NATIONS FUNDS
        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255




        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS

        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.



        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009
        1.800.SEC.0330
        WWW.SEC.GOV



SEC file number:
Nations Reserves, 811-6030
NF-TRUST-8/99                                           Nations Funds [LOGO]





[GRAPHIC]



MONEY MARKET FUNDS

PROSPECTUS -- INVESTOR CLASS SHARES

                                                                  AUGUST 1, 1999


MONEY MARKET FUNDS
NATIONS CASH RESERVES
NATIONS TREASURY RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]    TERMS USED IN THIS PROSPECTUS


             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.



[GRAPHIC]    YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 23.

             YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE (FDIC) CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUND.

 This booklet, which is called a prospectus, tells you about two of the Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


 This prospectus offers Investor Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for their client accounts. Please turn to page 14 for more about who is eligible to buy this class of shares.


 ABOUT THE FUNDS
 These Funds seek to provide while protecting your original investment by investing in MONEY MARKET INSTRUMENTS.


 Money market instruments include short-term DEBT SECURITIES that are U.S. government issued or guaranteed, or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.


 ARE THESE FUNDS RIGHT FOR YOU?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


 The Money Market Funds may be suitable for you if:

  o you're looking for a relatively low risk investment with stability of principal

  o you have short-term income needs

 They may not be suitable for you if:

  o you're looking for higher returns

  o you're more comfortable with bank deposits that are FDIC-insured


 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that starts on page 4.


 FOR MORE INFORMATION
 If you have any questions about the Fund, please call us at 1.800.742.2845 or contact your financial adviser.


 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------



[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.


             BANC OF AMERICA ADVISORS, INC. (BAAI)* IS THE INVESTMENT ADVISER TO THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH FUND.


[GRAPHIC]

              YOU'LL FIND MORE ABOUT BAAI AND TRADESTREET STARTING ON PAGE 12.



               *BAAI'S NAME IS EXPECTED TO BE CHANGED FROM NATIONSBANC
                ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.





[GRAPHIC] ABOUT THE MONEY MARKET FUNDS

NATIONS CASH RESERVES                                    4
Sub-adviser: TradeStreet
----------------------------------------------------------
NATIONS TREASURY RESERVES
Sub-adviser: TradeStreet                                 7
----------------------------------------------------------
OTHER IMPORTANT INFORMATION                             10
----------------------------------------------------------
HOW THE FUNDS ARE MANAGED                               12

[GRAPHIC]  ABOUT YOUR INVESTMENT

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                 14
  How selling and servicing agents are paid             20
  Distributions and taxes                               21
----------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                           23
----------------------------------------------------------
WHERE TO FIND MORE INFORMATION                  BACK COVER


ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 12.

             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF CLASS 1 MONEY MARKET MUTUAL FUNDS.

[GRAPHIC]    FIRST-TIER SECURITIES

             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.



Nations Cash Reserves


[GRAPHIC]    INVESTMENT OBJECTIVE

             This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


             This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.


THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  o COMMERCIAL PAPER

  o BANK OBLIGATIONS

  o short-term DEBT SECURITIES, including instruments issued by certain trusts, partnerships or other SPECIAL PURPOSE ISSUERS, like PASS-THROUGH CERTIFICATES representing PARTICIPATIONS in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable MUNICIPAL SECURITIES


  o REPURCHASE AGREEMENTS secured by first-tier securities or U.S. GOVERNMENT OBLIGATIONS


 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. The Fund may invest more than 25% of its assets in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks, when the portfolio management team believes market conditions warrant it.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.



 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.


  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.


  o Security analysis includes evaluating the credit quality of an instrument.



Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND
              STARTING ON PAGE 10 AND IN THE SAI.





[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.


             CALL US AT 1.800.742.2845 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT 7-DAY YIELD.





[GRAPHIC]     RISKS AND OTHER THINGS TO CONSIDER



        Nations Cash Reserves has the following risks:

     o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.





[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

             The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

             YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
             The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



             1996        1997      1998

             3.34%*       5.25%     5.19%


             *Return is from inception (5-2-96) to 12-31-96.



[GRAPHIC]    YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.22%

             BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


        Best: 3rd and 4th quarter 1997:     1.32%
        Worst: 4th quarter 1998:            1.20%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                                1 year      Since inception
  Market Class Shares           5.19%           5.18%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.




[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND



             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        SHAREHOLDER FEES
        (Fees paid directly from your investment)       Investor Class Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      0.63%
        Fee waivers and/or reimbursements                        (0.08)%
                                                                ------
        Total net expenses(2)                                     0.55%
                                                                ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 year     3 years     5 years     10 years
  Investor Class Shares             $56        $194         $343        $779

ABOUT THE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S TAXABLE MONEY MARKET MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.



[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 12.



             THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.



             THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' LIST OF APPROVED MUTUAL FUNDS.


[GRAPHIC]    FIRST-TIER SECURITIES



             A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN THE HIGHEST CREDIT RATING BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.


 NATIONS TREASURY RESERVES


[GRAPHIC]    INVESTMENT OBJECTIVE

             This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

             This Fund pursues its objective by generally investing in a diversified portfolio of high quality MONEY MARKET INSTRUMENTS that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  o U.S. TREASURY OBLIGATIONS

  o REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS secured by U.S. Treasury obligations

  o obligations whose principal and interest are backed by the U.S. government


 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.


 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.



 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.



 The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as the direction of interest rates.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.




 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON PAGE 10 AND IN THE SAI.





[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


             THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.




             CALL US AT 1.800.742.2845 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT 7-DAY YIELD.



[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER
             Nations Treasury Reserves has the following risks:


             o INVESTMENT STRATEGY RISK - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.


             o INCOME/PRINCIPAL PAYMENT RISK - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

             The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

             YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
             The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[GRAPHIC]    1996        1997      1998

             3.26%*       5.11%     4.97%

              * Return is from Inception (5-2-96) to 12-31-96


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 2.09%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 4th quarter 1997:            1.29%
  Worst: 4th quarter 1998:           1.08%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                                               Since
                               1 year        inception
  Market Class Shares           4.97%          5.01%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.


             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        SHAREHOLDER FEES
        (Fees paid directly from your investment)         Investor Class Shares
        Maximum sales charge (load) imposed on purchases           none
        Maximum deferred sales charge (load)                       none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.15%
                                                                ------
        Total annual Fund operating expenses                      0.65%
        Fee waivers and/or reimbursements                        (0.10)%
                                                                ------
        Total net expenses(2)                                     0.55%
                                                                ======


     (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


     (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples



        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                   1 year     3 years     5 years     10 years
  Investor Class Shares             $56         $198        $352         $801

[GRAPHIC]    OTHER IMPORTANT INFORMATION



 You'll find specific information about each Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

     o SPECIAL RULES FOR MONEY MARKET FUNDS - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       o must maintain an AVERAGE DOLLAR-WEIGHTED MATURITY of 90 days or less

       o may normally invest no more than 5% of its assets in a single security, other than U.S. government securities; however, it may invest up to 25% of its assets in a FIRST-TIER SECURITY for up to three business days

       o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier

     o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund cannot be changed without shareholder approval.

     o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

     o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.


       All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

       A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255



[GRAPHIC]    TRADESTREET INVESTMENT ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255


[GRAPHIC]    HOW THE FUNDS ARE MANAGED



INVESTMENT ADVISER


BAAI is the investment adviser to over 60 mutual fund portfolios in Nations Funds, including the Money Market Funds described in this prospectus.


BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.


Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.


BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.


The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:


ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS




                                 Maximum     Actual fee
                                 advisory     paid last
                                   fee(1)    fiscal year
  Nations Cash Reserves         0.15%       0.15%
  Nations Treasury Reserves     0.15%       0.13%

 (1)These fees are the current contract levels, which have been reduced from the contract levels in effect during the last fiscal year.



INVESTMENT SUB-ADVISER

Nations Funds and BAAI have engaged an investment sub-adviser, TradeStreet Investment Associates, Inc., to provide day-to-day portfolio management for the Funds. TradeStreet functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.


TRADESTREET INVESTMENT ASSOCIATES, INC.

TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS.


Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in Nations Funds. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

TradeStreet's Taxable Money Market Management Team is responsible for making the day-to-day investment decisions for each Fund.

[GRAPHIC]    STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201


[GRAPHIC]    FIRST DATA INVESTOR SERVICES GROUP, INC.

             ONE EXCHANGE PLACE
             BOSTON, MASSACHUSETTS 02109


OTHER SERVICE PROVIDERS


The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees to companies for selling shares and providing services to investors.

BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------


[GRAPHIC]    WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY
             "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.






[GRAPHIC]    BUYING, SELLING AND EXCHANGING SHARES


This prospectus offers Investor Class Shares of the Funds. Here are some general rules about this class of shares:

  o Investor Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide specific services.

  o The minimum initial investment is $25,000. There is no minimum for additional investments. Financial institutions or intermediaries can total the investments they make on behalf of their clients to come up with the minimum initial investment.

  o There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Investor Class Shares on the pages that follow. YOU SHOULD ALSO ASK YOUR FINANCIAL INSTITUTION OR INTERMEDIARY ABOUT ITS LIMITS, FEES AND POLICIES FOR BUYING, SELLING AND EXCHANGING SHARES, WHICH MAY BE DIFFERENT FROM THOSE DESCRIBED HERE, AND ABOUT ITS RELATED SERVICES AND PROGRAMS.

Please contact your investment professional, or call us at 1.800.742.2845 if you have any questions, or you need help placing an order.

                          Ways to
                        buy, sell or            How much you can buy,
                          exchange                sell or exchange                            Other things to know
                     ----------------- -------------------------------------- ---------------------------------------------------
Buying shares        In a lump sum     minimum initial investment:            There is no limit to the amount you can invest
                                       o $25,000                              in Investor Class Shares.
                                       minimum additional investment:
                                       o none

                     Using our         minimum initial investment:            You can buy shares monthly, twice a month or
                     Systematic        o $10,000                              quarterly, using automatic transfers from your
                     Investment Plan   minimum additional investment:         bank account.
                                       o $1,000
---------------------------------------------------------------------------------------------------------------------------------

Selling shares       In a lump sum     o you can sell up to $50,000 of your   We usually send you the sale proceeds on the
                                       shares by telephone, otherwise there   same day that we receive your order.
                                       are no limits to the amount you can    If you paid for your shares with a check that
                                       sell                                   wasn't certified, we'll hold the sale proceeds
                                       o other restrictions may apply to      when you sell those shares for at least 15 days
                                       withdrawals from retirement plan       after the trade date of the purchase, or until the
                                       accounts                               check has cleared.

                     Using our free    o minimum $250 per check               You can write checks for free. You can only use
                     checkwriting                                             checks to make partial withdrawals from the
                     service                                                  Fund. You can't use a check to make a full
                                                                              withdrawal from the Fund.
                     Using our         o minimum $25 per withdrawal           Your account balance must be at least $10,000
                     Automatic                                                to set up the plan. You can make withdrawals
                     Withdrawal Plan                                          monthly, twice a month or quarterly. We'll send
                                                                              your money by check or deposit it directly to
                                                                              your bank account.
---------------------------------------------------------------------------------------------------------------------------------

 Exchanging shares    In a lump sum     o minimum $25,000 per exchange        You can exchange Investor Class shares of the
                                                                              Fund for Investor Class Shares of any other
                                                                              Nations Reserves Money Market Fund.

[GRAPHIC]    A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW
             YORK IS OPEN.


             THE FEDERAL RESERVE BANK OF NEW YORK IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

HOW SHARES ARE PRICED



All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at 5:00 p.m. Eastern time each business day for this share class of each Fund.

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.


VALUING SECURITIES IN THE FUND



The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.




HOW ORDERS ARE PROCESSED



Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents by 3:00 p.m. Eastern time for the Fund on a business day will receive that day's net asset value per share.

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after this time will receive the next business day's net asset value per share. The business day that applies to an order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[GRAPHIC]    BUYING SHARES


        Here are some general rules for buying shares:

          o Investors buy Investor Class Shares at net asset value per share.


          o If we don't receive payment by 4:00 p.m. Eastern time on the business day Stephens, First Data or their agents receive the order, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.


          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.


          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

 SYSTEMATIC INVESTMENT PLAN
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Fund. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

     o You can buy shares twice a month, monthly or quarterly.

     o You can choose to have us transfer your money on or about the 15th or the last day of the month.

     o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.




[GRAPHIC]    SELLING SHARES



        Here are some general rules for selling shares:

          o We normally send the sale proceeds by federal funds wire on the same business day that Stephens, First Data or their agents receive the order.

          o We may take up to three business days to send the sale proceeds if we believe that an earlier payment could adversely affect the Fund.

          o Investors that qualify for telephone orders can sell up to $50,000 in shares by telephone.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

          o Under certain circumstances allowed under the 1940 Act, we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.



          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement plan administrator.

        We may sell shares:

          o if the value of an investor's account falls below $500. We'll provide 30 days notice in writing if we're going to do this


          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients


          o under certain other circumstances allowed under the 1940 Act

 CHECKWRITING SERVICE
 You can withdraw money from the Fund using our free checkwriting service. You can contact your investment professional or us to set up the service.

     Here's how the service works:

     o Each check you write must be for $250 or more.

     o You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in the Fund.

     o Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

     o We can change or cancel the service by giving you 30 days notice in writing.




AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

     o Your account balance must be at least $10,000 to set up the plan.

     o If you set up the plan after you've opened your account, your signature must be guaranteed.

     o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

     o We'll send you a check or deposit the money directly to your bank account.

     o You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]    YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND
             POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS
             PROSPECTUS CAREFULLY.



[GRAPHIC]    EXCHANGING SHARES


             Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.


             Here's how exchanges work:



          o Investors can exchange between the two Nations Funds described in this prospectus.

          o Investors must exchange at least $25,000 at a time.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.


          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.


          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]    THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU
             IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.


             THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.


             THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



[GRAPHIC]    HOW SELLING AND SERVICING AGENTS ARE PAID



Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.10% of the average daily net assets of Investor Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Investor Class Shares of the Funds.


Fees are calculated daily and deducted monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

[GRAPHIC]    THE POWER OF COMPOUNDING

             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.


             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.





[GRAPHIC]     DISTRIBUTIONS AND TAXES


 ABOUT DISTRIBUTIONS
 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

  o A fund can also have CAPITAL GAINS if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.




A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of its income and capital gains to its shareholders so the Fund won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.

The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month.

A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.


Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.


We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. Please contact your financial adviser for more information about distributions.

[GRAPHIC]    THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY
             AFFECT YOUR INVESTMENT IN THE FUND. IT IS NOT INTENDED AS A
             SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR
             OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE
             AND LOCAL TAXES THAT MAY APPLY.






[GRAPHIC]    FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT


Distributions of net investment income and any excess of net short-term capital gains over net long-term capital losses generally are taxable to you as ordinary income.


Although the Funds do not expect to realize any capital gains, any distributions of net capital gains (generally the excess of net long-term capital gains over net short-term capital losses) generally are taxable to you as net capital gains.



In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

U.S. GOVERNMENT OBLIGATIONS



If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and personal income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax advisor.



     WITHHOLDING TAX


We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:



  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records



  o the IRS informs us that you are otherwise subject to backup withholding




The IRS may also impose penalties against you if you don't give us a correct
TIN.


Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.




We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.




TAXATION OF REDEMPTIONS AND EXCHANGES



As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

[GRAPHIC]    TERMS USED IN THIS PROSPECTUS






AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER - a money market instrument issued by a large company.




COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.


DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY - an investment that gives you part ownership in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.



FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.




FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.




GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.



MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.



NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

REVERSE REPURCHASE AGREEMENT - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.



SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.


SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.


SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC]    WHERE TO FIND MORE INFORMATION

You'll find more information about the Money Market Fund in the following documents:


[GRAPHIC]    ANNUAL AND SEMI-ANNUAL REPORTS

             The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports.





[GRAPHIC]    STATEMENT OF ADDITIONAL INFORMATION

             The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.



             You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations Funds:


             By telephone: 1.800.742.2845


             By mail:
             NATIONS FUNDS
             C/O STEPHENS INC.
             ONE BANK OF AMERICA PLAZA
             33RD FLOOR
             CHARLOTTE, NC 28255


             On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS


             If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.


             PUBLIC REFERENCE SECTION OF THE SEC
             WASHINGTON, DC 20549-6009
             1.800.SEC.0330
             WWW.SEC.GOV

SEC file number:


[GRAPHIC] NATIONS FUNDS


Nations Reserves, 811-6030
NF-SVB-INV-8/99

                               NATIONS FUND TRUST
                               NATIONS FUND, INC.
                          NATION FUND PORTFOLIOS, INC.

                          NATIONS EMERGING MARKETS FUND
                        NATIONS INTERNATIONAL VALUE FUND
                        NATIONS INTERNATIONAL EQUITY FUND
                      NATIONS MARSICO FOCUSED EQUITIES FUND
                      NATIONS MARSICO GROWTH & INCOME FUND
                               (THE "NAMED FUNDS")

                                NATIONS RESERVES

                          SUPPLEMENT -- AUGUST 1, 1999

      In March 1999, the Boards of Directors/Trustees of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., and Nations Reserves approved the reorganization of the Named Funds into substantially identical shell funds of Nations Reserves. If the reorganizations are approved by shareholders, they are expected to occur on or about August 20, 1999 (the "Closing Date"). On the Closing Date, the attached "prospectus," which is currently the prospectus for the Named Funds (as portfolios in Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc.), will become the prospectus for the Named Funds (as portfolios in Nations Reserves).

      The attached prospectus for the Named Funds is modified as follows, until the Closing Date, when this supplement automatically expires:

1. by deleting the phrase "August 20, 1999 for marked (*) Funds" from the front cover.

2. by deleting "SEC File Number: Nations Institutional Reserves, 811-6030," as it relates to the Named Funds, from the back cover, and inserting in its place the following: For Nations Emerging Markets Fund
         - "SEC File Number: Nations Fund Portfolios, Inc., 811-08982;" For Nations International Value Fund and Nations International Equity Fund
         - "SEC File Number: Nations Fund, Inc., 811-04614;" and For Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund
         - "SEC File Number: Nations Fund Trust, 811-04305."

3. Nations Emerging Markets Fund and Nations International Value Fund will not have the flexibility to adopt a master-feeder structure before August 20, 1999. Until that date, all disclosure regarding this flexibility should be disregarded.

4. Nations International Equity Fund, Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund will not adopt a master-feeder structure before August 20, 1999. On that date, these Funds are expected to begin investing in the corresponding master portfolios of Nations Master Investment Trust as discussed in the prospectuses. Until that date, Nations International Equity Fund, Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund will continue to invest directly in securities, and all disclosure regarding the adoption by these Funds of a master-feeder structure should be disregarded.


[GRAPHIC]



Nations Funds

Prospectus   --   Primary A Shares


                                                     August 1, 1999
                                                     August 20, 1999 for
                                                     marked (*) Funds


Equity Funds

Nations Capital Income Fund

Nations Value Fund

Nations Equity Income Fund
Nations Blue Chip Fund
Nations Marsico Growth & Income Fund*
Nations Strategic Equity Fund
Nations Capital Growth Fund
Nations Disciplined Equity Fund
Nations Marsico Focused Equities Fund*
Nations Emerging Growth Fund
Nations Small Company Growth Fund


International Funds

Nations International Value Fund*
Nations International Equity Fund*

Nations International Growth Fund

Nations Emerging Markets Fund*


Index Funds
Nations Equity Index Fund
Nations Managed Index Fund
Nations Managed SmallCap Index Fund
Nations Managed Value Index Fund
Nations Managed SmallCap Value Index Fund

Balanced Funds
Nations Balanced Assets Fund
Nations Asset Allocation Fund

Fixed Income Funds
Nations Short-Term Income Fund
Nations Short-Intermediate Government Fund

Nations Intermediate Bond Fund
Nations Strategic Fixed Income Fund
Nations Government Securities Fund

Nations U.S. Government Bond Fund

Nations Diversified Income Fund


Municipal Bond Funds
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete.
           Any representation to the contrary is a criminal offense.


-----------------
NOT FDIC
INSURED
------------------
MAY LOSE VALUE
------------------
NO BANK GUARANTEE
------------------

NATIONS FUNDS

An overview of the Funds
--------------------------------------------------------------------------------

 [GRAPHIC]   Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds Family (Nations Funds). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


 [GRAPHIC]     You'll find Terms used
               in this prospectus on
               page 167


             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about six groups of Nations Funds -- our Equity, International, Index, Balanced, Fixed Income and Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


     About the Funds
 Each group of Funds has a different investment focus:

  o Equity Funds invest primarily in equity securities of U.S. companies

  o International Funds invest primarily in equity securities of companies outside the United States

  o Index Funds are intended to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in equity securities that are included in the index

  o Balanced Funds invest in a mix of equity and fixed income securities, as well as money market instruments

  o Fixed Income Funds focus on the potential to earn income by investing primarily in fixed income securities

  o Municipal Bond Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities



 The Funds also have different risk/return characteristics because they invest in different kinds of securities.


 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.



 Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.



 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

     Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


 The Equity, International and Index Funds all focus on long-term growth. They may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio


  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time


 They may not be suitable for you if:


  o you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities


  o you have short-term investment goals


  o you're looking for a regular stream of income


 The Balanced Funds invest in a mix of equity and fixed income securities, as well as money market instruments. They may be suitable for you if:

  o you're looking for both long-term growth and income

  o you want a diversified portfolio in a single mutual fund


They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  o you have short-term investment goals

  o you're looking for a regular stream of income


 The Fixed Income and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  o you're looking for income

  o you have longer-term investment goals


 The Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.


 The Fixed Income and Municipal Bond Funds may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with fixed income securities


 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 7.



     For more information

 If you have any questions about the Funds, please call us at 1.800.765.2668 or contact your investment professional.


 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

 [GRAPHIC]    Banc of America Advisors, Inc.


             Banc of America Advisors, Inc. (BAAI)* is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.



  [GRAPHIC]    You'll find more about
               BAAI and the sub-advisers

               starting on page 131.

             * BAAI's name is expected to be changed from NationsBanc Advisors, Inc. on or about September 1, 1999.





[GRAPHIC] About the Funds

Equity Funds
Nations Capital Income Fund                                           7
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------------------------
Nations Value Fund                                                   11
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------------------------
Nations Equity Income Fund                                           14
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------------------------
Nations Blue Chip Fund                                               17
Sub-adviser: Chicago Equity Partners Corporation
------------------------------------------------------------------------
Nations Marsico Growth & Income Fund                                 21
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------------
Nations Strategic Equity Fund                                        25
Sub-adviser: Bank of America Investment Management
------------------------------------------------------------------------
Nations Capital Growth Fund                                          28
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------------------------
Nations Disciplined Equity Fund                                      31
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------------------------
Nations Marsico Focused Equities Fund                                34
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------------
Nations Emerging Growth Fund                                         38
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------------------------
Nations Small Company Growth Fund                                    42
Sub-adviser: TradeStreet Investment Associates, Inc.
International Funds
Nations International Value Fund                                     46
Sub-adviser: Brandes Investment Partners, L.P.
-----------------------------------------------------------------------
Nations International Equity Fund                                    50
Sub-advisers: Gartmore Global Partners, INVESCO Global Asset
Management (N.A.), Inc., Putnam Investment Management, Inc.
-----------------------------------------------------------------------
Nations International Growth Fund                                    54
Sub-adviser: Gartmore Global Partners
-----------------------------------------------------------------------
Nations Emerging Markets Fund                                        57
Sub-adviser: Gartmore Global Partners

Index Funds
Nations Equity Index Fund                                              61
Sub-adviser: TradeStreet Investment Associates, Inc.
--------------------------------------------------------------------------
Nations Managed Index Fund                                             65
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------------------
Nations Managed SmallCap Index Fund                                    69
Sub-adviser: TradeStreet Investment Associates, Inc.
--------------------------------------------------------------------------
Nations Managed Value Index Fund                                       73
Sub-adviser: TradeStreet Investment Associates, Inc.
--------------------------------------------------------------------------
Nations Managed SmallCap Value Index Fund                              77
Sub-adviser: TradeStreet Investment Associates, Inc.
Balanced Funds
Nations Balanced Assets Fund                                           81
Sub-adviser: TradeStreet Investment Associates, Inc.
-------------------------------------------------------------------------
Nations Asset Allocation Fund                                          85
Sub-advisers: TradeStreet Investment Associates, Inc., Chicago
Equity Partners Corporation
Fixed Income Funds
Nations Short-Term Income Fund                                         89
Sub-adviser: TradeStreet Investment Associates, Inc.
-------------------------------------------------------------------------
Nations Short-Intermediate Government Fund                             93
Sub-adviser: TradeStreet Investment Associates, Inc.
-------------------------------------------------------------------------
Nations Intermediate Bond Fund                                         97
Sub-adviser: TradeStreet Investment Associates, Inc.
-------------------------------------------------------------------------
Nations Strategic Fixed Income Fund                                   101
Sub-adviser: TradeStreet Investment Associates, Inc.
-------------------------------------------------------------------------
Nations Government Securities Fund                                    105
Sub-adviser: TradeStreet Investment Associates, Inc.
--------------------------------------------------------------------------
Nations U.S. Government Bond Fund                                     109
Sub-adviser: Boatmen's Capital Management, Inc.
-------------------------------------------------------------------------
Nations Diversified Income Fund                                       113
Sub-adviser: TradeStreet Investment Associates, Inc.

Municipal Bond Funds
Nations Short-Term Municipal Income Fund                        117
Sub-adviser: TradeStreet Investment Associates, Inc.
--------------------------------------------------------------------
Nations Intermediate Municipal Bond Fund                        121
Sub-adviser: TradeStreet Investment Associates, Inc.
--------------------------------------------------------------------
Nations Municipal Income Fund                                   125
Sub-adviser: TradeStreet Investment Associates, Inc.
--------------------------------------------------------------------
Other important information                                     129
--------------------------------------------------------------------
How the Funds are managed                                       131


[GRAPHIC]   About your investment



Information for investors
  Buying, selling and exchanging shares                         142
  Distributions and taxes                                       145
-------------------------------------------------------------------
Financial highlights                                            148
-------------------------------------------------------------------
Terms used in this prospectus                                   167
-------------------------------------------------------------------
Where to find more information                           back cover

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser



             TradeStreet Investment Associates, Inc. (TradeStreet) is this Fund's sub-adviser. TradeStreet's Capital Income Management Team makes the day-to-day investment decisions for the Fund.




 [GRAPHIC]     You'll find more about
               TradeStreet on page 133.




[GRAPHIC]    What are convertible securities?




             Convertible securities, which include convertible bonds and convertible preferred stocks, can be exchanged for common stock at a specified rate. The common stock it converts to is called the "underlying" common stock.



             Convertible securities typically:


               o have higher income potential than the underlying common stock

               o are affected less by changes in the stock market than the underlying common stock

               o have the potential to increase in value if the value of the underlying common stock increases


 Nations Capital Income Fund


[GRAPHIC] Investment objective

        This Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.



[GRAPHIC] Principal investment strategies

        The Fund normally invests at least 65% of its assets in convertible securities mostly issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.



 Most convertible securities are not investment grade. The portfolio management team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.


 When identifying individual investments, the portfolio management team evaluates a number of factors, including:

  o the issuer's financial strength and revenue outlook


  o earnings trends, including changes in earnings estimates

  o the security's conversion feature and other characteristics



 The team diversifies the Fund's assets among different sized companies, tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The portfolio management team also may convert securities to common shares when it believes it's appropriate to do so.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC] Risks and other things to consider


     Nations Capital Income Fund has the following risks:
     o Investment strategy risk - The management team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.
     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.
     o Convertible security features - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.



             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.



[GRAPHIC] A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1989      1990      1991      1992      1993      1994       1995     1996       1997      1998
35.32%    -4.31%    38.24%    21.34%    22.71%    -5.85%    24.11%    19.45%    21.96%    6.58%

        Year-to-date return as of June 30, 1999: 10.31%


        Best and worst quarterly returns during this period




  Best: 1st quarter 1991:             17.59%
  Worst: 3rd quarter 1990:            -12.28%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the First Boston Convertible Index, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.





                                             1 year       5 years       10 years
        Investor A Shares                  6.58%        12.65%        17.07%
        First Boston Convertible Index     6.55%        10.83%        12.30%

[GRAPHIC]



             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.




[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]  What it costs to invest in the Fund




        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.35%
                                                             ------
        Total annual Fund operating expenses                   1.00%
        Fee waivers and/or reimbursements                     (0.02)%
                                                             ------
        Total net expenses(2)                                  0.98%
                                                             ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until May 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire in May 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $100       $316        $551        $1,223

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser


             TradeStreet is this Fund's sub-adviser. TradeStreet's Value Management Team makes the day-to-day investment decisions for the Fund.




[GRAPHIC]  You'll find more about TradeStreet on page 133.




[GRAPHIC]     What is value investing?



             Value investing means looking
             for "undervalued" companies --
             quality companies that may be currently out of favor and selling at a reduced price, but that have good potential to increase in value.


             The management team uses fundamental analysis to help decide whether the current stock price of a company may be lower than the company's true value, and then looks for things that could trigger a rise in price, like a new product line, new pricing or a change in management. This trigger is often called a "catalyst."

     Nations Value Fund


[GRAPHIC] Investment objective

        This Fund seeks growth of capital by investing in companies that are believed to be undervalued.



[GRAPHIC]  Principal investment strategies


        The Fund normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The management team uses fundamental analysis to identify stocks of companies that it believes are undervalued, looking at, among other things:


  o the quality of the company

  o the company's projected earnings and dividends

  o the stock's price-to-earnings ratio relative to other stocks in the same industry or economic sector. The team believes that companies with lower price-to-earnings ratios are generally more likely to provide better opportunities for capital appreciation

  o the stock's potential to provide total return

  o the value of the stock relative to the overall stock market



 The team also looks for a "catalyst" for improved earnings. This could be, for example, a new product, new management or a new sales channel.


 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:


  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

[GRAPHIC]      You'll find more about
               other risks of investing

               in this Fund starting on
               page 129 and in the SAI.



[GRAPHIC]



             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.


[GRAPHIC] Risks and other things to consider


        Nations Value Fund has the following risks:


     o Investment strategy risk - The management team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.


     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels wll continue.


[GRAPHIC] A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
0.73%*    3.53%     25.86%    7.30%     16.36%    -2.99%    36.09%    21.12%    26.66%    17.34%
     * Return is from inception (9-19-89) to 12-31-89.


        Year-to-date return as of June 30, 1999: 7.03%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.




[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Best and worst quarterly returns during this period


  Best: 4th quarter 1998:             19.69%
  Worst: 3rd quarter 1998:            -12.48%

        Average annual total return as of December 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the S&P/BARRA Value Index. The S&P 500 is an unmanaged index of 500 widely held common stocks. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. These indexes are weighted by market capitalization and are not available for investment.


                                                                 Since
                                     1 year       5 years      inception
  Primary A Shares                17.34%        18.90%        15.77%
  S&P 500                         28.58%        24.06%        17.64%
  S&P/BARRA Value Index           14.68%        19.88%        15.20%





[GRAPHIC] What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.31%
                                                                  ----
        Total annual Fund operating expenses                      0.96%
                                                                  ====



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

              o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

              o you reinvest all dividends and distributions in the Fund

              o your investment has a 5% return each year

              o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $98        $306        $531        $1,178

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Structured Products Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]    You'll find more about

             TradeStreet on page 133.




[GRAPHIC]    Why invest in an equity income fund?

             Equity income funds are generally considered to be a more conservative equity investment because they invest in large, well-established companies that pay regular dividends. These companies tend to be less volatile than other kinds of companies.

     Nations Equity Income Fund


[GRAPHIC] Investment objective

        This Fund seeks current income and growth of capital by investing in companies with above-average dividend yields.



[GRAPHIC] Principal investment strategies


        The Fund normally invests in 100 to 150 companies in a broad range of industries with market capitalizations of at least $5 billion. The Fund tries to provide a higher yield than the S&P 500. The Fund generally invests at least 65% of its assets in common stocks that pay dividends and that are listed on a national exchange or are traded on an established over-the-counter market.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The management team evaluates the overall economy, industry conditions and the financial conditions and management of each company, using a process called fundamental analysis, to identify stocks of companies whose earnings are believed to have the potential to grow. When selecting investments, the management team looks at, among other things:

  o value characteristics like book value, earnings yield and cash flow


  o growth characteristics like the rate of growth of a company's stock price and earnings


  o a security's potential for above-average dividend yield



 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:


  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.


[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.


[GRAPHIC]  Risks and other things to consider


        Nations Equity Income Fund has the following risks:


     o Investment strategy risk - The management team chooses stocks that it believes have the potential for dividend growth and capital appreciation. There is a risk that dividend payments and the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


[GRAPHIC]  A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1991      1992      1993      1994      1995      1996      1997      1998
14.65%*   10.20%    12.66%    -0.99%    27.60%    19.93%    26.13%    3.73%
          * Return is from inception (4-11-91) to 12-31-91.


        Year-to-date return as of June 30, 1999: 7.32%

[GRAPHIC]



             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]




             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             14.21%
  Worst: 3rd quarter 1998:            -14.44%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.



                                                     Since
                         1 year       5 years      inception
  Primary A Shares      3.73%       14.67%        14.37%
  S&P 500              28.58%       24.06%        19.96%




[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.28%
                                                                  ----
        Total annual Fund operating expenses                      0.93%
                                                                  ====



       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

              o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

              o you reinvest all dividends and distributions in the Fund

              o your investment has a 5% return each year

              o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $95        $296        $515        $1,143

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser



             The Fund does not have its own
             investment adviser or sub-adviser because it's a "feeder" fund. A feeder funds typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.



             BAAI is the Master Portfolio's investment adviser, and Chicago Equity Partners Corporation (Chicago Equity) is its sub-adviser. Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC]      You'll find more about

               Chicago Equity on
               page 136.



[GRAPHIC]     Why invest in Nations Blue Chip Fund?



             Nations Blue Chip Fund may be suitable for investors who are looking for a "core" equity holding for their portfolio. It's considered to be a more conservative equity investment because it invests in a broad range of large, well-established companies. These companies tend to be less volatile than other kinds of companies.


 Nations Blue Chip Fund

[GRAPHIC] Investment objective

        This Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks.



[GRAPHIC] Principal investment strategies

        The Fund invests all of its assets in Nations Blue Chip Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in blue chip stocks. These are stocks of well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.



 The Master Portfolio primarily invests in blue chip stocks that are included in the S&P 500, but may invest up to 15% of its assets in stocks that are not included in the index. It usually holds approximately 100 stocks.


 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 700 common stocks, the portfolio management team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

          o changes in actual and expected earnings

          o unexpected changes in earnings

          o price-to-earnings ratio

          o price-to-book ratio

          o price-to-cash flow


 The portfolio management team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.


 The team may sell a security when there is a development in the company or its industry that causes earnings estimates to fall, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC] Risks and other things to consider

        Nations Blue Chip Fund has the following risks:

     o Investment strategy risk - The Master Portfolio uses quantitative analysis to select blue chip stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.


     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. For example, the World Horizon U.S. Equity Fund, which is also managed by BAAI, invests all of its assets in the Master Portfolio.


         All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.


         The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

[GRAPHIC]



             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.


[GRAPHIC] A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1994           1995             1996          1997          1998
0.66%*         35.78%         23.76%         32.70%         27.86%
     * Return is from inception (1-13-94) to 12-31-94.

        Year-to-date return as of June 30, 1999: 11.24%

        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             23.71%
  Worst: 3rd quarter 1998:            -12.18%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.



                                               Since
                                 1 year      inception
  Investor A Shares           27.86%        23.66%
  S&P 500                     28.58%        24.84%

[GRAPHIC]



             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.




[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                        0.65%
        Other expenses                                         0.34%
                                                             ------
        Total annual Fund operating expenses                   0.99%
        Fee waivers and/or reimbursements                    (0.04)%
                                                             ------
        Total net expenses(3)                                  0.95%
                                                             ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


        (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until May 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire in May 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $97        $311        $543        $1,209

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-adviser


             The Fund does not have its own
             investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.



[GRAPHIC]      You'll find more about
               Marsico Capital and

               Mr. Marsico on page 134.




[GRAPHIC]      Why invest in a growth and income fund?




             Growth and income funds can invest in a mix of equity and fixed income securities. This can help reduce volatility and provide the Fund with the flexibility to shift among securities that offer the potential for higher returns.

             While this Fund invests in a wide range of companies and industries, it holds fewer investments than other kinds of funds. This means it can have greater price swings than more diversified funds. It also means it may have relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.


 Nations Marsico Growth & Income Fund


[GRAPHIC] Investment objective

        This Fund seeks long-term growth of capital with a limited emphasis on income.



[GRAPHIC] Principal investment strategies


        The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It invests at least 25% of its assets in securities that are believed to have income potential, and generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.


 Marsico Capital may shift assets between growth and income securities based on its assessment of market, financial and economic conditions. The Master Portfolio, however, is not designed to produce a consistent level of income.


 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.



 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:


  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 [GRAPHIC]     You'll find more about

               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.


[GRAPHIC]  Risks and other things to consider

        Nations Marsico Growth & Income Fund has the following risks:

     o Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Interest rate risk - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o Investing in the Master Portfolio - The Fund began investing in the Master Portfolio in August 1999. Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.



             For information about the performance of other equity funds managed by Thomas Marsico, see How the Funds are managed.


[GRAPHIC]    A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]

1998
38.22%


        Year-to-date return as of June 30, 1999: 14.15%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             20.72%
  Worst: 3rd quarter 1998:            -12.34%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.




                                1 year
  Primary A Shares           38.22%
  S&P 500                    28.58%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]   What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                      0.75%
        Other expenses                                       0.50%
                                                             ----
        Total annual Fund operating expenses                 1.25%
                                                             ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

         (2)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $127       $397        $686        $1,511

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-adviser

             Bank of America Investment Management (BAIM) is this Fund's sub-adviser. Michael E. Kenneally makes the day-to-day investment decisions for the Fund.


[GRAPHIC]      You'll find more about
               BAIM and Mr. Kenneally

               on page 136.




[GRAPHIC]      Minimizing taxes


             This Fund tries to replace -- or turn over -- no more than 25% of its investments in a year. Managing the number of buy and sell transactions the Fund makes can help reduce the capital gains it distributes.


 Nations Strategic Equity Fund

[GRAPHIC]  Investment objective

        This Fund seeks long-term, after-tax returns by investing in a diversified portfolio of common stocks.


[GRAPHIC]  Principal investment strategies


        The Fund normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Fund normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio manager identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the portfolio manager assesses the investment potential of these companies and their industries by evaluating:


  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry


 The portfolio manager believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The portfolio manager then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 The portfolio manager may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the portfolio manager:

  o will focus on long-term investments to try to limit the number of buy and sell transactions
  o will try to sell securities that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss
  o invests primarily in securities with lower dividend yields
  o may use options, instead of selling securities



 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.




 The portfolio manager may sell a security when he believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the manager considers the security's price to be overvalued, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing

               in this Fund starting on
               page 129 and in the SAI.


[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC] Risks and other things to consider


        Nations Strategic Equity Fund has the following risks:

     o Investment strategy risk - The portfolio manager chooses stocks that are believed have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Convertible security features - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.




[GRAPHIC]     A look at the Fund's performance

        The Fund has been in operation for less than a full calendar year, so no performance information has been included in this prospectus.





[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.44%
                                                                  ----
        Total annual Fund operating expenses                      1.09%
                                                                  ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

              o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

              o you reinvest all dividends and distributions in the Fund

              o your investment has a 5% return each year

              o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $111       $347        $601        $1,329

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-adviser



             TradeStreet is this Fund's sub-adviser. TradeStreet's Core Growth Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]    You'll find more about TradeStreet on page 133.




[GRAPHIC]     What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

     Nations Capital Growth Fund


[GRAPHIC]  Investment objective

        This Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.


[GRAPHIC]  Principal investment strategies


        The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

     o above-average earnings growth compared with the S&P 500


     o established operating histories, strong balance sheets and favorable financial performance


     o above-average return on equity compared with the S&P 500


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 When identifying investments, the management team starts with a universe of companies from the Wilshire 5000 Equity Index, an index that measures the performance of the equity securities of over 7,000 companies headquartered in the United States. The index is weighted by market capitalization and is not available for investment. The team then identifies a group of companies with market capitalizations of more than $1 billion that it believes have strong growth potential -- around 750 companies. The team then chooses investments from this group based on intensive financial research, visits to companies and market conditions, looking for companies:


  o whose earnings growth is projected to be higher than average

  o that develop or apply new technologies, new and improved methods of distribution, or new services

  o that may benefit from changing consumer demands and lifestyles


 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:


  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC] Risks and other things to consider


        Nations Capital Growth Fund has the following risks:


     o Investment strategy risk - The management team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.


     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


[GRAPHIC]  A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998
7.80%*    7.85%     -1.24%    28.72%    18.61%    30.52%    30.14%
     * Return is from inception (9-30-92) to 12-31-92.


        Year-to-date return as of June 30, 1999: 10.71%

        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             28.39%
  Worst: 3rd quarter 1998:            -14.94%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.



[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.





                                                      Since
                          1 year       5 years      inception
  Primary A Shares     30.14%        20.69%        19.07%
  S&P 500              28.58%        24.06%        21.62%





[GRAPHIC]   What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.33%
                                                                  ----
        Total annual Fund operating expenses                      0.98%
                                                                  ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

              o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

              o you reinvest all dividends and distributions in the Fund

              o your investment has a 5% return each year

              o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $100       $312        $542        $1,201

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Structured Products Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]     You'll find more about TradeStreet on page 133.



[GRAPHIC]    Why use a computer modeling system?



             The management team uses a computer modeling system as a key component in managing this Fund. The system ranks stocks based on the relative size and rate of growth of a company's earnings (earnings momentum), and on the value of its stock compared with others in the same industry. This helps the team choose stocks that have the potential to generate attractive returns.


 Nations Disciplined Equity Fund


[GRAPHIC] Investment objective

        This Fund seeks growth of capital by investing in companies that are expected to produce significant increases in earnings per share.



[GRAPHIC]  Principal investment strategies


        The Fund normally invests at least 65% of its assets in common stocks of large and medium-sized U.S. companies. These companies typically have a market capitalization of $1 billion or more.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The management team uses a computer modeling system to help construct a portfolio of 40 to 60 securities diversified across industry sectors. Each security selected for investment by the Fund is in the top third of the securities ranked by the team's quantitative model for earnings momentum and in the top third of securities ranked by the model on a valuation basis.


 When selecting investments, the team looks for securities it believes are attractively priced with increasing earnings. It uses quantitative analysis, which is an analysis of a company's financial information, to:


  o identify companies with improving profit potential and increasing earnings

  o identify companies with favorable price-to-earnings ratios

  o identify companies with positive earnings trends. In general, these companies also tend to experience favorable trends in their stock prices

  o rank the attractiveness of equity securities based on a "multi-factor" valuation model, a computer modeling system that takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth compared with its market price. The model also considers growth measures like price momentum and the size and rate of earnings growth to compare a stock with others in the same industry



 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains it distributes to shareholders. For example, the team:


  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]       You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.


[GRAPHIC]



             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

 The team may sell a security when its earnings momentum begins to deteriorate, when there is a development in the company that causes earnings estimates to fall, or for other reasons.



[GRAPHIC] Risks and other things to consider


        Nations Disciplined Equity Fund has the following risks:


     o Investment strategy risk - The team uses a quantitative approach to select investments it believes are attractively valued and whose earnings per share are likely to increase. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.


     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.



[GRAPHIC] A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998
33.11%*   29.81%    -6.35%    27.53%    22.08%    29.92%    25.83%
     * Return is from inception (10-1-92) to 12-31-92.


        Year-to-date return as of June 30, 1999: 11.51%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]



             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             24.61%
  Worst: 3rd quarter 1998:            -15.28%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.



                                                      Since
                          1 year       5 years      inception
  Primary A Shares     25.83%        18.97%        25.42%
  S&P 500              28.58%        24.06%        21.62%





[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.34%
                                                                  ----
        Total annual Fund operating expenses                      0.99%
                                                                  ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

              o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

              o you reinvest all dividends and distributions in the Fund

              o your investment has a 5% return each year

              o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                        1 year     3 years     5 years     10 years
  Primary A Shares     $101       $315        $547        $1,213

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser



             The Fund does not have its own
             investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.






 [GRAPHIC]     You'll find more about
               Marsico Capital and

               Mr. Marsico on page 134.




[GRAPHIC]    What is a focused fund?


             A focused fund invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.



             Because a focused fund holds fewer investments than other kinds of funds, it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.


 Nations Marsico Focused Equities Fund

[GRAPHIC] Investment objective

        This Fund seeks long-term growth of capital.


[GRAPHIC] Principal investment strategies


        The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.


 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world


 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.


 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.


 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.




[GRAPHIC]  Risks and other things to consider


        Nations Marsico Focused Equities Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

     o Holding fewer investments - This Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of this Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o Investing in the Master Portfolio - The Fund began investing in the Master Portfolio in August 1999. Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.



             For information about the performance of other equity funds managed by Thomas Marsico, see How the Funds are managed.



[GRAPHIC]  A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]

1998
49.64%



        Year-to-date return as of June 30, 1999: 15.56%


        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             22.35%
  Worst: 3rd quarter 1998:            -9.08%

        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.




                                1 year
  Primary A Shares           49.64%
  S&P 500                    28.58%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.75%
        Other expenses                                          0.31%
                                                                ----
        Total annual Fund operating expenses                    1.06%
                                                                ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $108       $337        $585        $1,294

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Strategic Growth Management Team makes the day-to-day investment decisions for the Fund.





 [GRAPHIC]   You'll find more about TradeStreet on page 133.




[GRAPHIC]    What is an emerging growth fund?



             An emerging growth fund invests in emerging growth companies. These are typically medium-sized and smaller companies whose earnings are expected to grow or to continue growing. These companies may be expanding in existing markets, entering into new markets, developing new products or increasing their profit margins by gaining market share or streamlining their operations.


             These companies can have better potential for rapid earnings than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback in sales than larger, more established companies.


 Nations Emerging Growth Fund


[GRAPHIC] Investment objective

        This Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


[GRAPHIC] Principal investment strategies


        The Fund normally invests at least 65% of its assets in companies chosen from a universe of emerging growth companies. The Fund generally holds 75 to 130 securities, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial position and management of each company. It starts with a universe of nearly 1,500 companies with market capitalizations between $750 million and $7 billion. The team then analyzes each company's financial information using quantitative analysis. It looks at:



  o earnings growth trends


  o earnings momentum


  o earnings estimate trends


  o relative price performance

  o valuation


 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  o gaining an in-depth understanding of the company's business

  o evaluating the company's growth potential, risks and competitive strengths

  o discussing its growth strategy with company management


  o validating the growth strategy with external research


 The team will only invest in a company it has chosen when its stock price is believed to be attractive relative to its forecasted growth.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.

 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:



  o may limit the number of buy and sell transactions it makes


  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.




 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.




[GRAPHIC]  Risks and other things to consider


        Nations Emerging Growth Fund has the following risks:


     o Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.


     o Emerging company risk - Stocks of emerging companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

[GRAPHIC]



             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.



[GRAPHIC]   A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998
3.42%*    12.00%    0.65%     30.00%    18.63%    20.66%    3.47%
     * Return is from inception (12-4-92) to 12-31-92.

        Year-to-date return as of June 30, 1999: 13.82%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             31.92%
  Worst: 3rd quarter 1998:            -26.07%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P MidCap 400, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.



                                                     Since
                         1 year       5 years      inception
  Primary A Shares      3.47%       14.15%        14.24%
  S&P MidCap 400       28.58%       24.06%        21.53%

[GRAPHIC]

             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]   What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.35%
                                                                  ----
        Total annual Fund operating expenses                      1.00%
                                                                  ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

              o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

              o you reinvest all dividends and distributions in the Fund

              o your investment has a 5% return each year

              o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $102       $318        $552        $1,225

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser



             TradeStreet is this Fund's sub-adviser. TradeStreet's Strategic Growth Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]    You'll find more about TradeStreet on page 133.




[GRAPHIC]    Why invest in a small company growth fund?




             A small company growth fund invests in smaller companies with promising products or that are operating in a dynamic field. These companies can have stronger potential for rapid earnings growth than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback than larger, more established companies.



             The portfolio management team looks for companies whose earnings are growing quickly, and whose share prices are reasonably valued.


 Nations Small Company Growth Fund

[GRAPHIC]  Investment objective

        This Fund seeks long-term capital growth by investing primarily in equity securities.


[GRAPHIC]  Principal investment strategies


        The Fund normally invests at least 65% of its assets in companies with a market capitalization of $1 billion or less. The Fund usually holds 75 to 130 securities, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial position and management of each company. It starts with a universe of nearly 1,500 companies with market capitalizations between $750 million and $7 billion. The team then analyzes each company's financial information using quantitative analysis. It looks at:


  o earnings growth trends

  o earnings momentum

  o earnings estimate trends

  o relative price performance

  o valuation


 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:


  o gaining an in-depth understanding of the company's business

  o evaluating the company's growth potential, risks and competitive strengths

  o discussing its growth strategy with company management


  o validating the growth strategy with external research

 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:


  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.


[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.


[GRAPHIC]  Risks and other things to consider

        Nations Small Company Growth Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


[GRAPHIC]  A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]
1995      1996      1997      1998
-1.25%*   20.59%    19.84%    1.53%
     * Return is from inception (12-12-95) to 12-31-95.


        Year-to-date return as of June 30, 1999: 4.86%

        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             23.45%
  Worst: 3rd quarter 1998:            -25.76%

[GRAPHIC]



             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the Russell 2000, an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.



                                             Since
                               1 year      inception
  Primary A Shares            1.53%       12.92%
  Russell 2000                -2.55%      12.19%





[GRAPHIC]   What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.90%
        Other expenses                                           0.34%
                                                               ------
        Total annual Fund operating expenses                     1.24%
        Fee waivers and/or reimbursements                       (0.09)%
                                                               ------
        Total net expenses(2)                                    1.15%
                                                               ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples.


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $117       $385        $672        $1,492

About the International Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser

             Brandes Investment Partners, L.P.
             (Brandes) is this Fund's sub-adviser. Brandes's Large Cap Investment Committee makes the day-to-day investment decisions for the Fund.



[GRAPHIC]      You'll find more about

               Brandes on page 137.


[GRAPHIC]    What is the Graham and Dodd
             approach to investing?

             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data.


             The team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the Fund looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.


 Nations International Value Fund


[GRAPHIC]   Investment objective


        This Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.




[GRAPHIC]  Principal investment strategies

        The Fund normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Fund typically invests in at least three countries other than the United States at any one time.


 The Fund primarily invests in common stocks, preferred stocks and convertible securities, either directly or indirectly through closed-end investment companies and depositary receipts.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.


 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.


 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]    Limits on investments


             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:



     o The Fund will normally invest no more than 5% of its assets in a single security.


     o It may not invest more than the higher of:
      o 20% of its assets in a single country or industry, or

      o 150% of the weighting of a single country or industry in the MSCI EAFE
                          Index (to a maximum of 25% of its assets in a single industry, other than U.S. government securities).
     o It generally may not invest more than 20% of its assets in emerging markets or developing countries.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on page
               129 and in the SAI.


[GRAPHIC]  Risks and other things to consider


        Nations International Value Fund has the following risks:


     o Investment strategy risk - The management team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the manager expects, or will fall.


     o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. Management currently intends to propose that the Fund change to a feeder fund within the next year, but only if other feeder funds are likely to also invest in the master portfolio. We don't require shareholder approval to make the change, but we'll notify you if it happens.

          If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 00.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


             For information about the performance of other international funds managed by Brandes, see How the Funds are managed.




[GRAPHIC]   A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.




        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1995      1996      1997      1998
-0.54%*   15.35%    21.01%    11.60%

     *Return is from inception (12-27-95) to 12-31-95.

        Year-to-date return as of June 30, 1999: 22.27%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             20.38%
  Worst: 3rd quarter 1998:            -16.57%


        Average annual total return as of December 31, 1998

        The table shows the Fund's annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index), an index of over 1,000 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.



                                              Since
                                1 year      inception
  Primary A Shares           11.60%        15.65%
  MSCI EAFE Index            20.33%         9.31%

 [GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.90%
        Other expenses                                         0.50%
                                                             ------
        Total annual Fund operating expenses                   1.40%
        Fee waivers and/or reimbursements                     (0.10)%
                                                             ------
        Total net expenses(2)                                  1.30%
                                                             ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples.


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $132       $433        $756        $1,671

About the International Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-advisers


             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser. The Master Portfolio is a "multi-manager" fund, which means that it's managed by more than one sub-adviser. Gartmore Global Partners (Gartmore), INVESCO Global Asset Management (N.A.), Inc. (INVESCO) and Putnam Investment Management Inc. (Putnam) each manage approximately one-third of the assets of the Master Portfolio. Six portfolio managers from Gartmore, INVESCO's International Equity Portfolio Management Team and Putnam's Core International Equity Group make the day-to-day investment decisions for their portion of the Master Portfolio.


[GRAPHIC]      You'll find more about

               Gartmore, INVESCO and
               Putnam starting on
               page 138.




[GRAPHIC]    Why invest in an
             international equity fund?


             International equity funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States. Investing internationally also involves special risks not associated with investing in the U.S. stock market.


 Nations International Equity Fund

[GRAPHIC]   Investment objective

        This Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.




[GRAPHIC]  Principal investment strategies

        The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.


 The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  o Gartmore combines "top down," allocation among regions around the world with a stock selection process that focuses on investing in securities when growth is likely to be higher, or sustained longer, than other investors expect.

  o INVESCO uses a "bottom up" approach, focusing exclusively on stock selection, and looking for sustainable growth.

  o Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom up" stock selection with "top down" country allocation.

 The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

 A manager may sell a security when its price reaches the target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on page
               129 and in the SAI.



[GRAPHIC]   Risks and other things to consider


        Nations International Equity Fund has the following risks:

     o Investment strategy risk - The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

     o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Futures risk - This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Investing in the Master Portfolio - The Fund began investing in the Master Portfolio in August 1999. Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC]   A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]
1991      1992      1993      1994      1995      1996      1997      1998
4.16%*    -8.57%    27.21%    2.60%     8.45%     8.47%     1.27%     16.46%
     * Return is from inception (12-2-91) to 12-31-91.



        Year-to-date return as of June 30, 1999: 4.17%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             17.70%
  Worst: 3rd quarter 1998:            -13.94%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.




                                                    Since
                          1 year      5 years     inception
  Primary A Shares     16.46%        7.32%       8.00%
  MSCI EAFE Index      20.33%        9.50%       9.82%

[GRAPHIC]



             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



[GRAPHIC]   What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)92)
        Management fees                                        0.80%
        Other expenses                                         0.34%
                                                               ----
        Total annual Fund operating expenses(3)                1.14%
                                                               ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2) These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


         (3)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual Fund operating expenses to 1.15% for Primary A Shares until May 2000. There is no guarantee that this limitation will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $116       $362        $628        $1,386

About the International Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-adviser

             Gartmore is this Fund's sub-adviser. Brian O'Neill, the principal senior investment manager of the Gartmore Global Portfolio Team, makes the day-to-day investment decisions for the Fund.


[GRAPHIC]       You'll find more about

               Gartmore on page 138.



[GRAPHIC]    What is an international
             growth fund?

             International growth funds invest in companies around the world that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in strong industry sectors.



             The portfolio manager for this Fund looks for companies with earnings growth that is expected to be higher than other investors believe, and then sells these investments when growth may be lower than others expect.


     Nations International Growth Fund

[GRAPHIC]   Investment objective

        This Fund seeks long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.


[GRAPHIC]   Principal investment strategies


        The Fund normally invests at least 65% of its assets in foreign companies listed on major exchanges in Europe and the Pacific Basin. These companies can be of any size.



 The Fund invests in common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt.



 The Fund may invest up to 35% of its assets in securities of issuers located in developing countries in the Asia and Pacific regions, Africa, Latin America and Eastern Europe.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The Fund will generally hold 50 to 80 securities invested in approximately 10 industry sectors within 15 to 20 stock markets.


 The portfolio manager uses a "bottom-up" approach to selecting securities, looking for companies with:

  o high quality and sustainable earnings

  o high growth potential over a two-year investment horizon

  o quality management teams

  o the ability to finance growth internally


  o strong financial results


 Throughout the investment process, the portfolio manager balances the Fund's emphasis on growth companies with a sensitivity to securities prices.


 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.


[GRAPHIC]



             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.



[GRAPHIC]    Risks and other things to consider


        Nations International Growth Fund has the following risks:

     o Investment strategy risk - The portfolio manager chooses stocks believed to have the potential for high growth. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

     o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


[GRAPHIC]  A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1993      1994      1995      1996      1997      1998
15.50%*   -0.02%    14.00%    11.18%    2.04%     20.19%
     * Return is from inception (7-26-93) to 12-31-93.


        Year-to-date return as of June 30, 1999: 3.14%

        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             21.00%
  Worst: 3rd quarter 1998:            -14.55%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.





                                                    Since
                          1 year      5 years     inception
  Primary A Shares     20.19%        9.22%       11.37%
  MSCI EAFE Index      20.33%        9.50%        9.54%





[GRAPHIC]     What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses91)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.80%
        Other expenses                                          0.42%
                                                                ----
        Total annual Fund operating expenses                    1.22%
                                                                ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

              o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

              o you reinvest all dividends and distributions in the Fund

              o your investment has a 5% return each year

              o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $124       $387        $670        $1,477

About the International Funds
--------------------------------------------------------------------------------



[GRAPHIC]     About the sub-adviser


             Gartmore is this Fund's sub-adviser. Christopher Palmer, a senior investment manager on the Gartmore Emerging Markets Team, makes the day-to-day investment decisions for the Fund.


[GRAPHIC]      You'll find more about

               Gartmore on page 138.




[GRAPHIC]    What's an emerging market?


             This Fund considers a country to
             be an emerging market if:


     o the International Finance Corporation has defined it as an emerging market,


     o it has a low-to-middle income economy according to the World Bank, or

     o it's listed as developing in World Bank publications.



             There are over 25 countries that currently qualify as emerging markets, including Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.


 Nations Emerging Markets Fund


[GRAPHIC]   Investment objective

        This Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.



[GRAPHIC]   Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies in emerging markets or developing countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time.



 The Fund normally invests in common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts.


 The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio manager looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that might be politically or economically risky.


 The manager starts with approximately 800 companies in the most promising markets, and:

  o uses fundamental research to select 80 to 100 stocks in 15 or more countries, looking at earnings growth, financial resources, marketability, and other factors

  o visits companies to confirm the corporate and industry factors that led to a stock's selection as a potential investment

  o regularly reviews the Fund's investments to determine whether companies are meeting expected return targets and whether their fundamental financial health has changed


 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about

               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC]    Risks and other things to consider


        Nations Emerging Markets Fund has the following risks:

     o Investment strategy risk - The portfolio manager invests in securities of companies in emerging markets, which have high growth potential, but can be more volatile than securities in more developed markets. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

     o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Futures risk - This Fund may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.


         This Fund may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. Management currently intends to propose that the Fund change to a feeder fund within the next year, but only if other feeder funds are likely to also invest in the master portfolio. We don't require shareholder approval to make the change, but we'll notify you if it happens.


         If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 00.

 [GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.




[GRAPHIC]   A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1995      1996      1997      1998
-2.18%*   8.73%     -2.99%    -25.58%
     * Return is from inception (6-30-95) to 12-31-95.



        Year-to-date return as of June 30, 1999: 38.73%


        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             15.86%
  Worst: 3rd quarter 1998:            -24.17%

        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the IFC Investables Index, an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.




                                               Since
                                1 year       inception
  Primary A Shares            -25.58%        -7.26%
  IFC Investables             -22.02%        -8.01%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.
[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         1.00%
        Other expenses                                          0.99%
                                                                ----
        Total annual Fund operating expenses(2)                 1.99%
                                                                ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

         (2)The Fund's investment adviser has agreed to voluntarily limit total annual Fund operating expenses to 1.90% for Primary A Shares. There is no guarantee that this limitation will continue. This limit is not reflected in the table above.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $202       $624        $1,073      $2,317

About the Index Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-adviser


             TradeStreet is this Fund's sub-adviser. TradeStreet's Structured Products Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]      You'll find more about
               TradeStreet on page 133.




[GRAPHIC]      What is an index fund?


             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.



             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.


 Nations Equity Index Fund

[GRAPHIC]   Investment objective

        This Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).


[GRAPHIC]   Principal investment strategies


        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.


 The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the management team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

 The team generally will try to match the composition of the S&P 500 as closely as possible. The team starts with the stocks that make up a larger portion of the value of the S&P 500. It may not always invest in stocks that make up the smaller percentages because it may be more difficult and costly to make relatively small transactions. The team may remove a stock from the Fund's holdings or not invest in a stock if it believes that the stock is not liquid enough, or for other reasons. The team can substitute stocks that are not included in the S&P 500, if it believes these stocks have similar characteristics.

 The Fund tries to achieve a correlation of 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.


 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The management team tries to minimize these costs for the Fund by using program trades and crossing networks.


 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.


[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.



[GRAPHIC]    Risks and other things to consider


        Nations Equity Index Fund has the following risks:

     o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.
     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.
     o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, or increase transaction costs or increase the Fund's volatility.


[GRAPHIC]  A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]
1993      1994      1995      1996      1997      1998
0.72%*    0.99%     37.02%    22.63%    32.70%    28.39%
          * Return is from inception (12-15-93) to 12-31-93.


        Year-to-date return as of June 30, 1999: 12.16%

        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             21.13%
  Worst: 3rd quarter 1998:            -9.84%

[GRAPHIC]




             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.




                                                      Since
                          1 year       5 years      inception
  Primary A Shares     28.39%        23.66%        23.61%
  S&P 500              28.58%        24.06%        23.92%




[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.33%
                                                                ------
        Total annual Fund operating expenses                     0.73%
        Fee waivers and/or reimbursements                       (0.38)%
                                                                ------
        Total net expenses(2)                                     0.35%
                                                                ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $36        $195        $368        $871

About the Index Funds
--------------------------------------------------------------------------------

[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Structured Products Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]    You'll find more about TradeStreet on page 133.


[GRAPHIC]    What is a managed index fund?

             A managed index fund combines the benefits of traditional index funds -- relatively low costs and low portfolio turnover -- with active management.

             With a managed index fund, the portfolio manager starts with the stocks of a specific market index -- in this case, the S&P
             500 -- and then tries to achieve higher returns than the index by emphasizing stocks in the index that are expected to generate the highest returns.

             There is no assurance that active management will result in a higher return than the index.

 Nations Managed Index Fund

[GRAPHIC]   Investment objective

        This Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).


[GRAPHIC]   Principal investment strategies


        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

 The management team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund usually holds 300 to 400 of the stocks included in the index. The Fund may invest in financial futures traded on U.S. exchanges.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 When selecting investments for the Fund, the management team starts with the stocks included in the S&P 500. It uses quantitative analysis, which is an analysis of a company's financial information, to:

  o rank the attractiveness of each stock based on a "multi-factor" valuation model, which takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. The model also considers growth measures like price momentum and the size and rate of earnings growth when comparing a stock with others in the same industry

  o measure the rate of earnings growth of each stock. Each stock is assigned a ranking from 1 to 10 (best to worst). The team will hold a slightly higher percentage of an attractively ranked stock than the index and hold a lower percentage -- or none -- of a less attractively ranked stock


 The management team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

[GRAPHIC]       You'll find more about

               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.

 The management team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The management team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

  o will try to keep portfolio turnover low, which helps to defer the realization of capital gains



 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.



 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.




[GRAPHIC]   Risks and other things to consider


        Nations Managed Index Fund has the following risks:


     o Investment strategy risk - The team chooses stocks that it believes have the potential for higher growth than the S&P 500. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.


     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Futures risk - This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]
1996      1997      1998
17.00%*   33.46%    26.64%
     * Return is from inception (7-31-96) to 12-31-96.




        Year-to-date return as of June 30, 1999: 10.43%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             20.98%
  Worst: 3rd quarter 1998:            -10.62%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.




                                              Since
                                1 year      inception
  Primary A Shares           26.64%        32.55%
  S&P 500                    28.58%        33.32%

[GRAPHIC]

             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.



[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

[GRAPHIC]    What it costs to invest in the Fund


        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.35%
                                                               ------
        Total annual Fund operating expenses                     0.75%
        Fee waivers and/or reimbursements                       (0.25)%
                                                               ------
        Total net expenses(2)                                    0.50%
                                                               ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $215        $392        $907

About the Index Funds
--------------------------------------------------------------------------------

[GRAPHIC]     About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Structured Products Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]     You'll find more about TradeStreet on page 133.


[GRAPHIC]      What is the S&P SmallCap 600?


             The S&P SmallCap 600 is designed to be a benchmark of the performance of small capitalization stocks. It is an unmanaged index of 600 common stocks, weighted by market capitalization, and is not available for investment.


 Nations Managed SmallCap Index Fund


[GRAPHIC]   Investment objective


        This Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600).



[GRAPHIC]   Principal investment strategies


        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P SmallCap 600.


 The management team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P SmallCap 600. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P SmallCap 600 while reducing the risk of under-performing the index over time. The Fund usually holds 400 to 500 of the stocks included in the index. The Fund may invest in financial futures traded on U.S. exchanges.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 When selecting investments for the Fund, the management team starts with the stocks included in the S&P SmallCap 600. It uses quantitative analysis, which is an analysis of a company's financial information, to:

  o rank the attractiveness of each stock based on a "multi-factor" valuation model, which takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. The model also considers momentum measures like price momentum and the size and rate of earnings growth to compare a stock with others in the same industry

  o measure the rate of earnings growth of each stock. Each stock is assigned a ranking from 1 to 10 (best to worst). The team will hold a slightly higher percentage of an attractively ranked stock than the index and hold a lower percentage -- or none -- of a less attractively ranked stock



 The management team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

[GRAPHIC]      You'll find more about

               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.

 The management team uses various strategies, consistent with the Funds investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The management team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

  o will try to keep portfolio turnover low, which helps to defer the realization of capital gains



 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.




 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.




[GRAPHIC]  Risks and other things to consider


        Nations Managed SmallCap Index Fund has the following risks:

     o Investment strategy risk - The team chooses stocks from the S&P SmallCap 600 that it believes have the potential for higher growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. Smaller companies also tend to have greater price swings than stocks of larger companies for many reasons, for example, because they trade less frequently and in lower volumes.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Futures risk - This Fund may use futures contracts to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC]   A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand of the risks investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1996      1997      1998
3.17%*    27.97%    -1.65%
     * Return is from inception (10-15-96) to 12-31-96.



        Year-to-date return as of June 30, 1999: 2.71%


        Best and worst quarterly returns during this period




  Best: 2nd quarter 1997:             17.64%
  Worst: 3rd quarter 1998:            -20.83%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The index is not available for investment.




                                              Since
                                1 year      inception
  Primary A Shares            -1.65%       12.54%
  S&P SmallCap 600            -1.31%       12.75%

 [GRAPHIC]



             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.




[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance





[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.44%
                                                               ------
        Total annual Fund operating expenses                     0.84%
        Fee waivers and/or reimbursements                       (0.34)%
                                                               ------
        Total net expenses(2)                                    0.50%
                                                               ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $234        $433        $1,006

About the Index Funds
--------------------------------------------------------------------------------

[GRAPHIC]     About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Structured Products Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]     You'll find more about

              TradeStreet on page 133.



[GRAPHIC]    What is the S&P/BARRA Value Index?


             The S&P/BARRA Value Index is designed to be a benchmark of the performance of value stocks. It is an unmanaged index of a group of stocks included in the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. The index is weighted by market capitalization, and is not available for investment.


 Nations Managed Value Index Fund


[GRAPHIC]   Investment objective


        This Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index (the S&P/BARRA Value Index).



[GRAPHIC]   Principal investment strategies


        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P/BARRA Value Index.

 The management team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P/BARRA Value Index. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P/BARRA Value Index while reducing the risk of underperforming the index over time. The Fund usually holds 100 to 200 stocks. The Fund may invest in financial futures traded on U.S. exchanges.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 When selecting investments for the Fund, the management team starts with the stocks included in the S&P/BARRA Value Index. It uses quantitative analysis, which is an analysis of a company's financial information, to:

  o rank the attractiveness of each stock based on a "multi-factor" valuation model, which takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. The model also considers momentum measures like price momentum and the size and rate of earnings growth to compare a stock with others in the same industry

  o measure the rate of earnings growth of each stock. Each stock is assigned a ranking from 1 to 10 (best to worst). The team will hold a slightly higher percentage of an attractively ranked stock than the index and hold a lower percentage -- or none -- of a less attractively ranked stock



 The management team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.

 The management team uses various strategies, consistent with the Fund's objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The management team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

  o will try to keep portfolio turnover low, which helps to defer the realization of capital gains



 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.




 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.




[GRAPHIC]  Risks and other things to consider


        Nations Managed Value Index Fund has the following risks:

     o Investment strategy risk - The team chooses stocks from the S&P/
          BARRA Value Index that it believes have the potential for higher growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Futures risk - This Fund may use futures contracts to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC]   A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1997      1998
2.71%*    13.71%
     * Return is from inception (11-24-97) to 12-31-97.



        Year-to-date return as of June 30, 1999: 11.29%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             17.06%
  Worst: 3rd quarter 1998:            -12.56%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P/BARRA Value Index, an unmanaged index of a group of stocks included in the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. The index is weighted by market capitalization, and is not available for investment.




                                                   Since
                                     1 year      inception
  Primary A Shares                13.71%        15.13%
  S&P/BARRA Value Index           14.68%        15.80%

[GRAPHIC]

             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.




[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

[GRAPHIC]    What it costs to invest in the Fund


        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           1.61%
                                                               ------
        Total annual Fund operating expenses                     2.01%
        Fee waivers and/or reimbursements                       (1.51)%
                                                               ------
        Total net expenses(2)                                    0.50%
                                                               ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $484        $943        $2,216

About the Index Funds
--------------------------------------------------------------------------------

[GRAPHIC]     About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Structured Products Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]    You'll find more about TradeStreet on page 133.



[GRAPHIC]     What is the S&P/BARRA SmallCap Value Index?


             The S&P/BARRA SmallCap Value Index is designed to be a benchmark of the performance of value stocks of small capitalization companies. It is an unmanaged index of a group of stocks included in the S&P SmallCap 600 that have low price-to-book ratios relative to the S&P SmallCap 600 as a whole. The index is weighted by market capitalization, and is not available for investment.


 Nations Managed SmallCap Value Index Fund

[GRAPHIC]   Investment objective


        This Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index (the S&P/BARRA SmallCap Value Index).


[GRAPHIC]  Investment strategies


        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P/BARRA SmallCap Value Index.

 The management team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P/BARRA SmallCap Value Index. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P/BARRA SmallCap Value Index while reducing the risk of underperforming the index over time. The Fund usually holds 200 to 300 stocks. The Fund may invest in financial futures traded on U.S. exchanges.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 When selecting investments for the Fund, the management team starts with the stocks included in the S&P/BARRA SmallCap Value Index. It uses quantitative analysis, which is an analysis of a company's financial information, to:

  o rank the attractiveness of each stock based on a "multi-factor" valuation model, which takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. The model also considers momentum measures like price momentum and the size and rate of earnings growth to compare a stock with others in the same industry

  o measure the rate of earnings growth of each stock. Each stock is assigned a ranking from 1 to 10 (best to worst). The team will hold a slightly higher percentage of an attractively ranked stock than the index and hold a lower percentage -- or none -- of a less attractively ranked stock


 The management team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

[GRAPHIC]       You'll find more about

               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.

 The management team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The management team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

  o will try to keep portfolio turnover low, which helps to defer the realization of capital gains



 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.



 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.




[GRAPHIC]   Risks and other things to consider


        Nations Managed SmallCap Value Index Fund has the following risks:

     o Investment strategy risk - The team chooses stocks from the S&P/
          BARRA SmallCap Value Index that it believes have the potential for higher growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. Smaller companies also tend to have greater price swings than stocks of larger companies for many reasons, including because they trade less frequently and in lower volumes.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Futures risk - This Fund may use futures contracts to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC]   A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]

1997      1998
4.13%*    -2.90%
     *Return is from inception (11-24-97) to 12-31-97.




        Year-to-date return as of June 30, 1999: 8.89%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             12.36%
  Worst: 3rd quarter 1998:            -20.02%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P/BARRA SmallCap Value Index, an unmanaged index of a group of stocks included in the S&P SmallCap 600 that have low price-to-book ratios relative to the S&P SmallCap 600 as a whole. The index is weighted by market capitalization and is not available for investment.



                                                            Since
                                              1 year      inception
        Primary A Shares                    -2.90%        1.01%
        S&P/BARRA SmallCap Value Index      -5.06%        -2.14%

 [GRAPHIC]



             There are two kinds of fees -- annual sales charges you pay directly, and fund operating expenses that are deducted from a fund's assets.



             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]



             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           3.18%
                                                               ------
        Total annual Fund operating expenses                     3.58%
        Fee waivers and/or reimbursements                       (3.08)%
                                                               ------
        Total net expenses(2)                                    0.50%
                                                               ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $810        $1,591      $3,641

About the Balanced Funds
--------------------------------------------------------------------------------

[GRAPHIC]    About the sub-adviser


             TradeStreet is this Fund's sub-adviser. TradeStreet's Value

             Management Team makes the day-to-day investment decisions for the equity portion of the Fund. Its Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.



[GRAPHIC]      You'll find more about

               TradeStreet on page 133.




[GRAPHIC]      What is a balanced fund?

             A balanced fund invests in a mix of equity and fixed income securities, and money market instruments.

             Each of these "asset classes"
             has different risk/return characteristics. Combining them in one fund can help reduce risk and increase returns because at least one asset class should have the potential to be a stronger performer regardless of market conditions.

             Balanced funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Balanced Assets Fund

[GRAPHIC]   Investment objective

        This Fund seeks total return by investing in equity and fixed income securities.


[GRAPHIC]  Principal investment strategies


        The Fund invests in a mix of equity and fixed income securities, as well as money market instruments.


 Equity securities the Fund invests in are primarily common stock of established companies believed to be financially strong.



 Fixed income securities normally make up at least 25% of the Fund's assets. Fixed income securities the Fund invests in are primarily bonds, notes and mortgage-backed and asset-backed securities issued by U.S. companies and government entities.



 Money market instruments the Fund invests in are primarily cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The management team uses asset allocation as its primary investment approach. The team allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class. The team evaluates:

  o current economic and financial market conditions, including trends in interest rates, in the United States and abroad


  o earnings and dividend prospects for common stocks

  o the overall stability of financial markets


 The team may change the Fund's asset allocation to try to increase returns and reduce risk.



     The team identifies individual investments using the following process:


  o For the equity portion of the Fund, the team evaluates the overall economy, industry conditions, and the financial condition and management of each company, using a process called fundamental analysis.

  o For the fixed income portion of the Fund, the team looks for securities rated investment grade at the time of investment. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.


  o For the money market portion of the Fund, the team chooses high-quality securities primarily to provide liquidity.


 The management team may use various tax strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:


  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.



 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.


[GRAPHIC] Risks and other things to consider


        Nations Balanced Assets Fund has the following risks:


     o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.


     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

             o Prepayment and extension risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC]    A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998
3.84%*    9.94%     -3.12%    26.33%    14.68%    21.69%    8.30%
     * Return is from inception (9-30-92) to 12-31-92.



        Year-to-date return as of June 30, 1999: 3.82%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             11.27%
  Worst: 3rd quarter 1998:            -8.95%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, the S&P/BARRA Value Index, and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indexes are not available for investment.




                                          1 year       5 years       10 years
        Primary A Shares                 8.30%       13.09%        12.70%
        S&P 500                         28.58%       24.06%        21.62%
        S&P 500/BARRA Value Index       14.68%       19.88%        19.51%
        Lehman Aggregate Bond Index      8.69%        7.27%         7.41%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



[GRAPHIC]   What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.37%
                                                                  ----
        Total annual Fund operating expenses                      1.02%
                                                                  ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $104       $325        $563        $1,248

About the Balanced Funds
--------------------------------------------------------------------------------

[GRAPHIC]    About the sub-advisers


             This Fund is managed by two sub-advisers: TradeStreet and Chicago

             Equity. Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the equity portion of the Fund. TradeStreet's Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.



[GRAPHIC]      You'll find more about
               TradeStreet and Chicago
               Equity, starting on

               page 133.



[GRAPHIC]    What is an asset
             allocation fund?


             This asset allocation fund invests in a mix of equity and fixed income securities, and cash equivalents.


             Each of these "asset classes" has different risk/return characteris-tics. The portfolio management team changes the mix based on its assessment of the expected risks and returns of each class.


             Asset allocation funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Asset Allocation Fund

[GRAPHIC]   Investment objective

        This Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.





[GRAPHIC]  Principal investment strategies

        The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.


 The equity securities the Fund invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The fixed income securities the Fund invests in are primarily investment grade bonds and notes. The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

 For the equity portion of the Fund, the portfolio management team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 700 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings

  o unexpected changes in earnings

  o price-to-earnings ratio


  o price-to-book ratio

  o price-to-cash flow

 The portfolio management team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC]    Risks and other things to consider


        Nations Asset Allocation Fund has the following risks:


     o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.


     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.



     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

             o Prepayment and extension risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.

[GRAPHIC]



             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.





[GRAPHIC]   A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1994      1995      1996      1997      1998
-1.38%*   26.90%    15.66%    21.38%    21.09%
     * Return is from inception (1-18-94) to 12-31-94.


        Year-to-date return as of June 30, 1999: 5.81%



        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             12.77%
  Worst: 3rd quarter 1998:            -4.34%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indexes are not available for investment.




                                                         Since
                                           1 year      inception
        Investor A Shares               21.09%        23.66%
        S&P 500                         28.58%        23.67%
        Lehman Aggregate Bond Index      8.69%         7.11%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.



             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)

        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.65%
        Other expenses                                           0.38%
                                                               ------
        Total annual Fund operating expenses                     1.03%
        Fee waivers and/or reimbursements                       (0.08)%
                                                               ------
        Total net expenses(2)                                    0.95%
                                                               ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until May 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire in May 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $97        $320        $561        $1,252

About the Fixed Income Funds
--------------------------------------------------------------------------------
[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]    You'll find more about TradeStreet on page 133.




[GRAPHIC]    Corporate fixed-income
             securities


             This Fund focuses on fixed income securities issued by corporations. Corporate fixed income securities have the potential to pay higher income than U.S. Treasury securities with similar maturities.

[GRAPHIC]    Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.


Nations Short-Term Income Fund

[GRAPHIC]    Investment objective

        This Fund seeks high current income consistent with minimal fluctuations of principal.


[GRAPHIC]     Principal investment strategies


        The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. The portfolio management team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.


 The Fund may invest in:

  o corporate debt securities, including bonds, notes and debentures

  o mortgage-related securities issued by governments

  o asset-backed securities


  o U.S. government obligations

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be three years or less.


 When selecting individual investments, the portfolio management team:

  o looks at a fixed income security's potential to generate both income and price appreciation


  o allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities; asset-backed securities and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    You'll find more about
             other risks of investing in
             this Fund starting on
             page 129 and in the SAI.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.



[GRAPHIC]    Risks and other things to consider


     Nations Short-Term Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Prepayment and extension risk - The value of the Fund's mortgage- backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.



[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


1992      1993      1994      1995      1996      1997      1998
-0.59%*   7.55%     -0.27%    11.27%    4.89%     6.03%     6.30%

                *Return is from inception (9-30-92) to 12-31-92.


[GRAPHIC]    Year-to-date return as of June 30, 1999: 1.50%

        Best and worst quarterly returns during this period



  Best: 2nd quarter 1995:             3.49%
  Worst: 3rd quarter 1994:           -0.94%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.



        Average annual total return as of December 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested.



                                                                              Since
                                                    1 year      5 years     inception
        Primary A Shares                          6.30%        5.58%       5.56%
        Merrill Lynch 1-3 Year Treasury Index     7.00%        5.99%       5.68%


[GRAPHIC]     What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.30%
        Other expenses                                           0.32%
                                                               ------
        Total annual Fund operating expenses                     0.62%
        Fee waivers and/or reimbursements                       (0.10)%
                                                               ------
        Total net expenses(2)                                    0.52%
                                                               ======



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $53        $188        $336        $765

About the Fixed Income Funds
--------------------------------------------------------------------------------
[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]    You'll find more about TradeStreet on page 133.



[GRAPHIC]    U.S. government securities



             This Fund invests almost all of its assets in securities that are U.S. government issued or guaranteed. This means the Fund is generally not subject to credit risk, but it could earn less income than funds that invest in other kinds of fixed income securities.


[GRAPHIC]    Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.


 Nations Short-Intermediate Government Fund


[GRAPHIC]    Investment objective

        This Fund seeks high current income consistent with modest fluctuation of principal.


[GRAPHIC]    Principal investment strategies


        The Fund invests most of its assets in U.S. government obligations and repurchase agreements relating to these obligations. It may invest in mortgage-related securities issued or backed by the U.S. by governments or corporations.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.


  When selecting individual investments, the portfolio management team:

  o looks at a fixed income security's potential to generate both income and price appreciation


  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]   You'll find more about
            other risks of investing in
            this Fund starting on
            page 129 and in the SAI.


[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]    Risks and other things to consider


     Nations Short-Intermediate Government Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.


     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.



     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, should generally not affect the amount of income they pay.

     o Prepayment and extension risk - The value of the Fund's mortgage- backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.




[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

[GRAPHIC]  There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.



        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]



1991      1992      1993      1994      1995      1996      1997      1998
9.25%*    5.78%     8.02%     -2.41%    12.44%    3.19%     7.25%     6.60%

                *Return is from inception (8-1-91) to 12-31-91.


[GRAPHIC]    Year-to-date return as of June 30, 1999: -0.84%

        Best and worst quarterly returns during this period


  Best: 4th quarter 1991:             4.77%
  Worst: 3rd quarter 1994:            -1.74%

        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.



                                                                                  Since
                                                        1 year      5 years     inception
        Primary A Shares                              6.60%        5.30%       6.69%
        Lehman Intermediate Government Bond Index     8.49%        6.45%       7.57%



[GRAPHIC]   What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                        Primary A
        (Fees paid directly from your investment)                Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.30%
        Other expenses                                         0.30%
                                                               ----
        Total annual Fund operating expenses(2)                0.60%
                                                               ====


        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.60% for Primary A Shares until May 2000. There is no guarantee that this limitation will continue after this date.

[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire May 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $192        $335        $750

About the Fixed Income Funds
--------------------------------------------------------------------------------
[GRAPHIC]    About the sub-adviser


             The Fund does not have its own
             investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and TradeStreet is its sub-adviser. TradeStreet's Fixed Income Management Team makes the day-to-day investment decisions for the Master Portfolio.




[GRAPHIC]      You'll find more about
               TradeStreet on page 133.



[GRAPHIC]      Intermediate-term securities

             The portfolio management team focuses on fixed income securities with intermediate terms. While these securities generally won't earn as much income as securities with longer terms, they tend to be less sensitive to changes in interest rates.

[GRAPHIC]


             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.


 Nations Intermediate Bond Fund

[GRAPHIC]    Investment objective


        This Fund seeks to obtain interest income and capital appreciation.




[GRAPHIC]    Principal investment strategies

        The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in intermediate and longer term fixed income securities that are investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
 (CMOs), that are backed by the U.S government or one of its agencies or instrumentalities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Brothers Intermediate/Corporate Bond Index.


     When selecting individual investments, the portfolio management team:


  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.


[GRAPHIC]      Risks and other things to consider


     Nations Intermediate Bond Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.


     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Derivatives risk - The Master Portfolio may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Prepayment and extension risk - The value of the Fund's mortgage- backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. For example, the World Horizon U.S. Bond Fund, which is also managed by BAAI, invests all of its assets in the Master Portfolio.

       All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings, and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.



[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]    A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

1994      1995      1996      1997      1998
-2.02%*   14.54%    3.14%     6.54%     7.32%

                *Return is from inception (1-24-94) to 12-31-94.

[GRAPHIC]    Year-to-date return as of June 30, 1999: -0.91%

        Best and worst quarterly returns during this period



  Best: 3rd quarter 1995:            4.50%
  Worst: 1st quarter 1996:           1.06%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government Bond Index, an index of U.S. government and agency securities and U.S. Treasury securities. All dividends are reinvested.



                                                  Since
                                    1 year      inception
  Investor A Shares               7.32%        5.84%
  Lehman Intermediate
  Government Bond Index           8.49%        6.35%



[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)               Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                           0.40%
        Other expenses                                            0.56%
                                                                ------
        Total annual Fund operating expenses                      0.96%
        Fee waivers and/or reimbursements                        (0.15)%
                                                                ------
        Total net expenses(3)                                     0.81%
                                                                ======

[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        (2)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


        (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until May 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire in May 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $83        $291        $516        $1,164

About the Fixed Income Funds
--------------------------------------------------------------------------------

[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]    You'll find more about TradeStreet on page 133.


[GRAPHIC]    More investment opportunities


             This Fund can invest in a wide range of fixed income securities as long as they're investment grade. This allows the portfolio management team to focus on securities that offer the potential for higher returns.


 Nations Strategic Fixed Income Fund


[GRAPHIC]    Investment objective

        This Fund seeks total return by investing in investment grade fixed income securities.


[GRAPHIC]    Principal investment strategies


        The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The portfolio management team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.



  The Fund may invest in:

  o corporate debt securities, including bonds, notes and debentures

  o U.S. government obligations

  o foreign debt securities denominated in U.S. dollars

  o mortgage-related securities issued by governments

  o asset-backed securities


  o municipal securities


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.



  When selecting individual investments, the portfolio management team:

  o looks at a fixed income security's potential to generate both income and price appreciation


  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.




[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows


  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers



 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


[GRAPHIC]    Risks and other things to consider


     Nations Strategic Fixed Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.


     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Prepayment and extension risk - The value of the Fund's mortgage- backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.




[GRAPHIC]     A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]


1992      1993      1994      1995      1996      1997      1998
1.51%*    10.78%    -3.32%    17.28%    2.12%     8.48%     7.16%


                *Return is from inception (10-30-92) to 12-31-92.



        Year-to-date return as of June 30, 1999: -1.50%


        Best and worst quarterly returns during this period




  Best: 2nd quarter 1995:             5.95%
  Worst: 3rd quarter 1994:            -2.81%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the Lehman Aggregate Bond Index, an index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.




                                                                    Since
                                          1 year      5 years     inception
        Primary A Shares                7.16%        6.12%       6.95%
        Lehman Aggregate Bond Index     8.69%        7.27%       7.75%

[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                        Primary A
        (Fees paid directly from your investment)                Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.30%
                                                               ----
        Total annual Fund operating expenses                   0.70%
                                                               ====



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                        1 year     3 years     5 years     10 years
  Primary A Shares     $72        $224        $390        $871

About the Fixed Income Funds
--------------------------------------------------------------------------------
[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]    You'll find more about TradeStreet on page 133.



[GRAPHIC]    Mortgage-backed securities


             This Fund invests in mortgage- backed securities. Mortgage-backed securities tend to pay higher income than U.S. Treasury bonds and other government-backed bonds with similar maturities but also have specific risks associated with them. They pay a monthly amount that includes a portion of the principal on the underlying mortgages, as well as interest.


Nations Government Securities Fund

[GRAPHIC]    Investment objective

        This Fund seeks high current income consistent with moderate fluctuation of principal.


[GRAPHIC]    Principal investment strategies


        The Fund invests at least 65% of its assets in intermediate-term U.S. government obligations.


  The Fund may invest in:


  o mortgage-related securities issued by governments or corporations


  o asset-backed securities or municipal securities rated investment grade at the time of investment, or unrated if the portfolio management team believes they are of comparable quality to investment grade securities at the time of investment

  o corporate debt securities, including bonds, notes and debentures rated investment grade at the time of investment, or unrated if the portfolio management team believes they are of comparable quality to investment grade securities at the time of investment

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.



  When selecting individual investments, the portfolio management team:


  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.




[GRAPHIC]      Many things affect a Fund's performance, including market
               conditions, the composition of the Fund's holdings, and Fund expenses.

               Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.



[GRAPHIC]      Risks and other things to consider


     Nations Government Securities Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Prepayment and extension risk - The value of the Fund's mortgage- backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.


[GRAPHIC]      A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1991      1992      1993      1994      1995      1996      1997      1998
11.78%*   5.41%     7.67%     -5.11%    15.28%    2.53%     8.55%     8.43%

                *Return is from inception (4-11-91) to 12-31-91.


[GRAPHIC]      Year-to-date return as of June 30, 1999: -2.77%

[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

             Best and worst quarterly returns during this period


  Best: 3rd quarter 1991:             5.23%
  Worst: 3rd quarter 1994:            -3.01%


        Average annual total return as of December 31, 1998 The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Treasury Index and the Salomon Brothers Mortgage Index. The Lehman Intermediate Treasury Index is an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested. The Salomon Brothers Mortgage Index is an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.




                                                                           Since
                                                 1 year      5 years     inception
        Primary A Shares                       8.43%        5.71%       6.90%
        Lehman Intermediate Treasury Index     8.62%        6.45%       7.61%
        Salomon Brothers Mortgage Index        6.98%        7.23%       8.98%



[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.36%
                                                               ------
        Total annual Fund operating expenses                     0.86%
        Fee waivers and/or reimbursements                       (0.10)%
                                                               ------
        Total net expenses(2)                                    0.76%
                                                               ======



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.85% for Primary A Shares until May 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire May 2000 and are not reflected in the 3, 5 and 10 year examples.

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                        1 year     3 years     5 years     10 years
  Primary A Shares     $78        $264        $467        $1,052

About the Fixed Income Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser


             Boatmen's Capital Management, Inc. (Boatmen's) is this Fund's sub-adviser. Boatmen's Fixed Income Committee makes the day-to-day investment decisions for the Fund.



[GRAPHIC]    You'll find more about Boatmen's on page 141.




[GRAPHIC]    Longer-term securities


             This Fund invests in securities with terms of more than five years. These securities offer the potential for higher income than securities with shorter terms, but they are also more sensitive to changes in interest rates.



[GRAPHIC]    Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.


 Nations U.S. Government Bond Fund


[GRAPHIC]    Investment objective


        This Fund seeks total return and preservation of capital by investing in U.S. government securities and repurchase agreements collateralized by such securities.




[GRAPHIC]    Principal investment strategies


        The Fund normally invests at least 65% of its assets in U.S. government securities and repurchase agreements secured by these securities.



  The Fund may also invest in:

  o zero coupon bonds


  o corporate debt securities rated investment grade at the time of investment, or unrated if the portfolio management team believes they are of comparable quality to investment grade securities at the time of investment


  o foreign debt securities denominated in U.S. dollars.


  o dollar roll transactions

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.


 When selecting individual investments, the portfolio management team uses a disciplined, prudent approach, based on its analysis of economic trends. The team:

  o looks at a fixed income security's potential to generate both income and price appreciation


  o emphasizes securities with a longer duration when it believes that the economy is in a period of stable inflation


  o emphasizes securities with a shorter duration when it expects a period of rising inflation


  o uses a variety of other techniques to help manage risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC]      Many things affect a Fund's performance, including market
               conditions, the composition of the Fund's holdings, and Fund expenses.


               Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.



[GRAPHIC]      Risks and other things to consider


     Nations U.S. Government Bond Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Prepayment and extension risk - The value of the Fund's mortgage- backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.


[GRAPHIC]      A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1994      1995      1996      1997      1998
3.70%*    20.75%    1.80%     8.43%     8.38%

                *Return is from inception (11-7-94) to 12-31-94.


[GRAPHIC]      Year-to-date return as of June 30, 1999: -3.17%

[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

        Best and worst quarterly returns during this period


  Best: 2nd quarter 1995:             7.36%
  Worst: 1st quarter 1996:            -2.80%

        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the Lehman Government Bond Index, an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.




                                                         Since
                                           1 year      inception
        Primary A Shares                 8.38%        10.23%
        Lehman Government Bond Index     9.85%         9.69%



[GRAPHIC]     What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                     Primary A
       (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.39%
                                                               ------
        Total annual Fund operating expenses                     0.89%
        Fee waivers and/or reimbursements                       (0.10)%
                                                               ------
        Total net expenses(2)                                    0.79%
                                                               ======



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


        Example
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $81        $274        $483        $1,087

About the Fixed Income Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser


             TradeStreet is this Fund's sub-adviser. TradeStreet's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]    You'll find more about TradeStreet on page 133.




[GRAPHIC]    High yield bonds

             Although this Fund invests primarily in investment grade securities, it can invest up to 35% of its assets in high yield bonds. High yield bonds offer the potential for higher income than other kinds of bonds with similar maturities, but they also have higher credit risk.

             The Fund tries to manage this risk by holding a large part of its assets in investment grade debt securities. This allows the Fund to maintain an average quality well within the investment grade category.

 Nations Diversified Income Fund


[GRAPHIC]    Investment objective

        This Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.


[GRAPHIC]    Principal investment strategies


        The Fund normally invests at least 65% of its assets in investment grade debt securities.

     The Fund may invest in:


     o corporate debt securities

     o U.S. government obligations

     o foreign debt securities denominated in U.S. dollars or foreign currencies

     o mortgage-related securities issued by governments and non-government issuers


 The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "B" or better by Moody's or S&P. The portfolio management team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than five years.

     When selecting individual investments, the portfolio management team:

  o looks at a fixed income security's potential to generate both income and price appreciation


  o allocates assets primarily among U.S. government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers



 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.



[GRAPHIC]      Risks and other things to consider


     Nations Diversified Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.


     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Prepayment and extension risk - The value of the Fund's mortgage- backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.

[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings, and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.



[GRAPHIC]    A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998
2.25%*    15.68%    -2.52%    20.91%    2.46%     8.59%     7.53%

               *Return is from inception (10-30-92) to 12-31-92.



[GRAPHIC]    Year-to-date return as of June 30, 1999: -2.06%


        Best and worst quarterly returns during this period




  Best: 2nd quarter 1995:             7.48%
  Worst: 1st quarter 1996:            -3.18%



        Average annual total return as of December 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the Lehman Government/Corporate Bond Index, an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.




                                                                               Since
                                                     1 year      5 years     inception
        Primary A Shares                           7.53%        7.12%       8.65%
        Lehman Government/Corporate Bond Index     9.47%        7.30%       7.98%

[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.





[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.32%
                                                               ------
        Total annual Fund operating expenses                     0.82%
        Fee waivers and/or reimbursements                       (0.10)%
                                                               ------
        Total net expenses(2)                                    0.72%
                                                               ======



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.72% for Primary A Shares until May 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.




        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire May 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares     $74        $252        $445        $1,004

About the Municipal Bond Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]      You'll find more about
               TradeStreet on page 133.



[GRAPHIC]      Lowest risk, lowest
               income potential

             This Fund has the lowest risk of the Nations Funds Municipal Bond Funds because it has a duration of less than three years. Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

             This means the Fund's value tends to change less when interest rates change, but it could also earn less income than funds with longer durations.


 Nations Short-Term Municipal Income Fund


[GRAPHIC]    Investment objective

        This Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.


[GRAPHIC]    Principal investment strategies


        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

  The Fund may invest up to 20% of its assets in:

  o short-term debt securities that are taxable, like commercial paper

  o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be less than three years, and its duration will be between 1.25 and 2.75 years.


 When selecting individual investments, the portfolio management team looks at a security's potential to generate both income and price appreciation. The portfolio management team:


  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.




[GRAPHIC]    Risks and other things to consider


     Nations Short-Term Municipal Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.


     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.




[GRAPHIC]   A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1993      1994      1995      1996      1997      1998
1.07%*    0.46%     8.26%     4.18%     4.73%     4.74%


                *Return is from inception (10-7-93) to 12-31-93.


[GRAPHIC]     Year-to-date return as of June 30, 1999: 1.24%

        Best and worst quarterly returns during this period




  Best: 1st quarter 1995:             2.90%
  Worst: 1st quarter 1994:            -0.91%



        Average annual total return as of December 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the Lehman 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.



                                   1 year      5 years     10 years
  Primary A Shares               4.74%        4.44%       4.45%
  Lehman 3-Year
  Municipal Bond Index           5.21%        4.90%       4.89%



[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.30%
        Other expenses                                           0.42%
                                                               ------
        Total annual Fund operating expenses                     0.72%
        Fee waivers and/or reimbursements                       (0.32)%
                                                               ------
        Total net expenses(2)                                    0.40%
                                                               ======



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $41        $198        $369        $864

About the Municipal Bond Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]    You'll find more about

             TradeStreet on page 133.



[GRAPHIC]    Moderate risk, moderate
             income potential

             This Fund has relatively moderate risk compared with the other two Nations Funds Municipal Bond Funds because it has a duration of between three and six years. Duration is a measure used to estimate how much a Fund's share price will fluctuate in response to a change in interest rates.

             The Fund's value will tend to change more when interest rates change than the value of Nations Short-Term Municipal Income Fund, but it could also earn more income.

             Its value will change less when interest rates change than the value of Nations Municipal Income Fund, but it could also earn less income.


 Nations Intermediate Municipal Bond Fund

[GRAPHIC]    Investment objective

        This Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

[GRAPHIC]    Principal investment strategies


        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.


     The Fund may invest up to 20% of its assets in:
     o short-term debt securities that are taxable, like commercial paper

     o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.


 When selecting individual investments, the portfolio management team looks at a security's potential to generate both income and price appreciation. The portfolio management team:


  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team will invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers



 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC]      Risks and other things to consider


     Nations Intermediate Municipal Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.


     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]


1993      1994      1995      1996      1997      1998
4.35%*    -4.54%    14.76%    4.04%     7.36%     5.45%

                *Return is from inception (7-30-93) to 12-31-93.




        Year-to-date return as of June 30, 1999: -0.96%

        Best and worst quarterly returns during this period




  Best: 1st quarter 1995:             6.00%
  Worst: 1st quarter 1994:            -4.02%



        Average annual total return as of December 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the Lehman 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.



                                                             Since
                                   1 year      5 years     inception
  Primary A Shares               5.45%        5.23%       5.64%
  Lehman 7-Year
  Municipal Bond Index           8.49%        6.45%       6.14%

[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.



[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.30%
                                                               ------
        Total annual Fund operating expenses                     0.70%
        Fee waivers and/or reimbursements                       (0.20)%
                                                               ------
        Total net expenses(2)                                    0.50%
                                                               ======



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $204        $370        $852

About the Municipal Bond Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]    You'll find more about
             TradeStreet on page 133.


[GRAPHIC]    Highest risk, highest
             income potential

             This Fund has the relatively highest risk of the three Nations Funds Municipal Bond Funds because it has a duration of more than six years. Duration is a measure used to estimate how much a fund's portfolio will fluctuate in response to a change in interest rates.

             This means the Fund's value tends to change more when interest rates change, but it could also earn more income than the two Funds with shorter durations.


Nations Municipal Income Fund

[GRAPHIC]    Investment objective

        This Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

[GRAPHIC]    Principal investment strategies


        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.


        The Fund may invest up to 20% of its assets in:


        o short-term debt securities that are taxable, like commercial paper

        o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.


 When selecting individual investments, the portfolio management team looks at a security's potential to generate both income and price appreciation. The portfolio management team:


  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team will invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund on starting
               page 129 and in the SAI.



[GRAPHIC]      Risks and other things to consider


     Nations Municipal Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.


     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to state and local taxes, and the federal alternative minimum tax. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings, and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.



[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]


1991      1992      1993      1994      1995      1996      1997      1998
10.84%*   8.32%     13.51%    -7.44%    19.51%    4.71%     9.56%     6.00%


                *Return is from inception (2-1-91) to 12-31-91.


[GRAPHIC]    Year-to-date return as of June 30, 1999: -1.43%

        Best and worst quarterly returns during this period



  Best: 1st quarter 1995:             8.01%
  Worst: 1st quarter 1994:            -6.61%



        Average annual total return as of December 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.



                                                   Since
                         1 year      5 years     inception
  Primary A Shares     6.00%        6.11%       7.96%
  Lehman Muncipal
  Bond Index           6.48%        6.22%       7.92%

[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.



[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                      Primary A
       (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.32%
                                                               ------
        Total annual Fund operating expenses                     0.82%
        Fee waivers and/or reimbursements                       (0.22)%
                                                               ------
        Total net expenses(2)                                    0.60%
                                                               ======



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $240        $433        $993

[GRAPHIC]     Other important information


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 7. The following are some other risks and information you should consider before you invest:


     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.


     o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; the implementation of the Euro; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

     o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.


     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

     o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short- term trading. The annual portfolio turnover rate for Nations Strategic Equity Fund and the Managed Index Funds is expected to be no more than 25%. You'll find the portfolio turnover rate for each Fund in Financial highlights.


     o Preparing for the year 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.


       All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

       A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]    Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255


[GRAPHIC]    How the Funds are managed

 Investment adviser

 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the Equity, Balanced and Fixed Income Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Funds pay BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until May 2000 or July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after these dates.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

 Annual investment advisory fee, as a % of average daily net assets


                                                  Maximum     Actual fee
                                                  advisory     paid last
                                                    fee1      fiscal year
  Nations Capital Income Fund                    0.65%       0.45%
  Nations Value Fund                             0.65%       0.75%
  Nations Equity Income Fund                     0.65%       0.64%
  Nations Blue Chip Fund(2)                      0.65%       0.50%
  Nations Marsico Growth & Income Fund(2)        0.75%       0.85%
  Nations Strategic Equity Fund                  0.65%       0.75%
  Nations Capital Growth Fund                    0.65%       0.75%
  Nations Disciplined Equity Fund                0.65%       0.75%
  Nations Marsico Focused Equities Fund(2)       0.75%       0.85%
  Nations Emerging Growth Fund                   0.65%       0.75%
  Nations Small Company Growth Fund              0.90%       0.73%
  Nations International Value Fund               0.90%       0.91%
  Nations International Equity Fund(2)           0.80%       0.90%
  Nations International Growth Fund              0.80%       0.81%
  Nations Emerging Markets Fund                  1.00%       0.90%
  Nations Equity Index Fund                      0.40%       0.14%
  Nations Managed Index Fund                     0.40%       0.27%
  Nations Managed SmallCap Index Fund            0.40%       0.18%
  Nations Managed Value Index Fund               0.40%       0.00%
  Nations Managed SmallCap Value Index Fund      0.40%       0.00%
  Nations Balanced Assets Fund                   0.65%       0.75%
  Nations Asset Allocation Fund                  0.65%       0.40%
  Nations Short-Term Income Fund                 0.30%       0.30%
  Nations Short-Intermediate Government Fund     0.30%       0.40%
  Nations Intermediate Bond Fund(2)              0.40%       0.21%
  Nations Strategic Fixed Income Fund            0.40%       0.50%
  Nations Government Securities Fund             0.50%       0.50%
  Nations U.S. Government Bond Fund              0.50%       0.32%
  Nations Diversified Income Fund                0.50%       0.50%
  Nations Short-Term Municipal Income Fund       0.30%       0.12%
  Nations Intermediate Municipal Bond Fund       0.40%       0.34%
  Nations Municipal Income Fund                  0.50%       0.42%



 (1)These fees are the current contract levels, which in most cases have been reduced from the contract levels that were in effect during the last fiscal year.

 (2)These funds don't have their own investment adviser because they invest in the Nations Blue Chip Master Portfolio, Nations Marsico Growth & Income master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations International Equity Master Portfolio, and the Nations Intermediate Bond Master Portfolio, respectively. BAAI is the investment adviser to these Master Portfolios.

[GRAPHIC]    TradeStreet Investment
             Associates, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255


 Investment sub-advisers
 Nations Funds and BAAI have engaged investment sub-advisers to provide day-to-day portfolio management for the Funds. These sub-advisers function under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.




 TradeStreet Investment Associates, Inc.

 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds family. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 TradeStreet is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.



Fund                                           TradeStreet Team
  Nations Capital Income Fund                  Value Management Team
  Nations Value Fund                           Value Management Team
  Nations Equity Income Fund                   Structured Products Management Team
  Nations Capital Growth Fund                  Core Growth Management Team
  Nations Disciplined Equity Fund              Structured Products Management Team
  Nations Emerging Growth Fund                 Strategic Growth Management Team
  Nations Small Company Growth Fund            Strategic Growth Management Team
  Nations Equity Index Fund                    Structured Products Management Team
  Nations Managed Index Fund                   Structured Products Management Team
  Nations Managed SmallCap Index Fund          Structured Products Management Team
  Nations Managed Value Index Fund             Structured Products Management Team
  Nations Managed SmallCap Value Index Fund    Structured Products Management Team
  Nations Balanced Assets Fund                 Value Management Team
  Nations Asset Allocation Fund                Value Management Team for the equity
                                               portion of the Fund
                                               Fixed Income Management Team
                                               for the fixed income and money market
                                               portions of the Fund
  Nations Short-Term Income Fund               Fixed Income Management Team
  Nations Short-Intermediate Government Fund   Fixed Income Management Team
  Nations Intermediate Bond Fund(1)            Fixed Income Management Team
  Nations Strategic Fixed Income Fund          Fixed Income Management Team
  Nations Government Securities Fund           Fixed Income Management Team
  Nations Diversified Income Fund              Fixed Income Management Team
  Nations Short-Term Municipal Income Fund     Municipal Fixed Income Management Team
  Nations Intermediate Municipal Bond Fund     Municipal Fixed Income Management Team
  Nations Municipal Income Fund                Municipal Fixed Income Management Team



  (1)Nations Intermediate Bond Fund doesn't have its own investment sub-adviser because it invests in Nations Intermediate Bond Master Portfolio. TradeStreet is the investment sub-adviser to the Master Portfolio.

[GRAPHIC]    Marsico Capital
             Management, LLC


             1200 17th Street
             Suite 1300
             Denver, Colorado 80202


 Marsico Capital Management, LLC

 Marsico Capital is a full service investment advisory firm founded by Thomas
 F. Marsico in September 1997. It is a registered investment adviser, specializing in large capitalization stocks, and currently has $6.5 billion in assets under management.

 Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America Corporation, indirectly owns 50% of the equity of Marsico Capital.



 Marsico Capital is the investment sub-adviser to:


  o Nations Marsico Focused Equities Master Portfolio

  o Nations Marsico Growth & Income Master Portfolio


 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for these Master Portfolios. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

 Performance of other equity funds managed by Thomas Marsico

 Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a relatively short performance history. The tables below are designed to show you how similar equity funds managed by Thomas Marsico performed in the past.

 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that Fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.




  Average annual total returns as of August 7, 1997



                                                    Janus Twenty
                                                      Fund (%)      S&P 500 (%)
  one year                                         48.21           46.41
  three years                                      32.07           30.63
  five years                                       20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)             23.38           18.20


 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


 The Janus Growth and Income Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from its inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that Fund, which had approximately $1.7 billion in net assets on August 11, 1997.

[GRAPHIC]    Bank of America
             Investment Management

             100 North Broadway
             St. Louis, Missouri 63102




[GRAPHIC]    Chicago Equity Partners
             Corporation

             231 South LaSalle
             Chicago, Illinois 60697


 The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.




  Average annual total returns as of August 7, 1997


                                                         Janus
                                                       Growth and
                                                    Income Fund (%)     S&P 500 (%)
  one year                                         47.77               46.41
  three years                                      31.13               30.63
  five years                                       21.16               20.98
  during the period of Mr. Marsico's management
  (May 31, 1991 to August 7, 1997)                 21.19               18.59


 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


 Bank of America Investment Management
 BAIM, a division of Bank of America, is the investment sub-adviser to Nations Strategic Equity Fund.


 The Fund is managed by Michael E. Kenneally, president and chief investment officer of BAIM since 1997. He has managed the Fund since its inception on October 2, 1998. Before joining BAIM, Mr. Kenneally was managing director at Boatmen's Trust Company, in charge of fundamental and quantitative research, small-capitalization, passive and international equity investment. He holds a bachelor's degree in economics and an MBA in finance from the University of Missouri.



 Chicago Equity Partners Corporation

 Chicago Equity is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio, and is one of two sub-advisers to Nations Asset Allocation Fund.



 Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for Nations Blue Chip Master Portfolio and for the equity portion of Nations Asset Allocation Fund.

[GRAPHIC]    Brandes Investment
             Partners, L.P.

             12750 High Bluff Drive
             San Diego, California 92130

 Brandes Investment Partners, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 37 investment professionals who manage more than $20 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.



 Brandes is the investment sub-adviser to Nations International Value Fund. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.



 Performance of other international equity funds and accounts managed by Brandes Nations International Value Fund has been in operation since December 27,
 1995. The table below is designed to show you how a similar composite of international equity accounts managed by Brandes performed over a longer period in the past.

 The Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Fund.

 The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 1998. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.


     Average annual total returns as of December 31, 1998



                                    Brandes        MSCI EAFE
                                 Composite (%)     Index (%)
  one year                      15.03%            20.33%
  three years                   17.12%             9.00%
  five years                    12.13%             9.19%
  since inception (6/30/90)     18.10%             6.97%


     Average annual total returns as of December 31, 1998



               Brandes         MSCI EAFE
            Composite (%)      Index (%)
  1998      15.03%             20.33%
  1997      20.00%              1.78%
  1996      16.34%              6.05%
  1995      13.75%             11.21%
  1994      (2.98)%             7.78%
  1993      40.86%             32.56%
  1992       6.28%            (12.17)%
  1991      40.17%             12.13%

[GRAPHIC]    Gartmore Global Partners


             One Bank of America Plaza
             Charlotte, North Carolina 28255

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


 The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.


 Gartmore Global Partners

 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

 Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of Bank of America, and Gartmore U.S. Limited, an indirect, wholly-owned subsidiary of Gartmore Investment Management plc, a UK holding company for a leading UK-based international fund management group of companies.


 Gartmore follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.


  Gartmore is one of three investment sub-advisers to:


  o Nations International Equity Master Portfolio


  Gartmore is the investment sub-adviser to:

  o Nations International Growth Fund

  o Nations Emerging Markets Fund


 Nations International Equity Master Portfolio is co-managed by six portfolio managers:

 Christopher Palmer has been responsible since May 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore in 1995 and is a senior investment manager on the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

 SEOK TEOH has been responsible since June 1998 for investments in Asia. Ms. Teoh has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, she managed four equity funds for Rothschild Asset Management in Tokyo and Singapore, and was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh is native to Singapore and is fluent in Mandarin and Cantonese. She received an Economics degree from the University of Durham.

 JOHN STEWART has shared responsibility with Nick Reid for investments in Japan since August 1999. He is also senior investment manager for the Gartmore Japanese Equities Team and is responsible for managing specialist institutional portfolios and providing input to the global asset allocation team in London. Mr. Stewart joined Gartmore in 1992, after starting his career at the London office of Prudential Portfolio Managers. He graduated from Loughborough University in 1991 with a BS Honors degree in Banking and Finance. Mr. Stewart is also a member of the Institute of Investment Management and Research, and the Chartered Institute of Bankers.


 NICK REID has shared responsibility with John Stewart for investments in Japan since August 1999. He has been investment manager for the Gartmore Japanese Equities Team since he joined Gartmore in 1994 and has specific responsibility for managing retail funds. Before he joined Gartmore, Mr. Reid was an United Kingdom Smaller Companies Analyst with Panmure Gordon and a fund manager covering Japanese and other Asian markets with Refuge Assurance. He graduated from Cambridge University in 1989 with an honors degree in History. Mr. Reid is also an associate member of the Institute of Investment Management and Research.


 STEPHEN JONES has been responsible for investments in Europe since 1998. He is also head of Gartmore European Equities. Mr. Jones joined Gartmore in 1994 and was appointed head of the European equity team in 1995. He began his career at The Prudential in 1984, and became a European equities investment manager in 1987, focusing on France, Belgium and Switzerland. He graduated from Manchester University in 1984 with an honors degree in Economics.


 STEPHEN WATSON has been responsible since June 1998 for allocating assets among the various regions, and for determining investments in regions not covered by the other portfolio managers. He was the sole portfolio manager from February 1995 to June 1998. Mr. Watson joined Gartmore in 1993 as a global fund manager, and is the chief investment officer of Gartmore Global Partners and a member of Gartmore's global policy group. Before joining Gartmore, he was a director and global fund manager with James Capel Fund Managers, London, as well as client service manager for international clients. He was in Capel-Cure Myers' portfolio management division from 1980 to 1987, and began his career in 1976 with Samuel Motagu. He is a member of the Securities Institute.

 Nations International Growth Fund is managed by Brian O'Neill, the principal senior investment manager of the Gartmore Global Portfolio Team at Gartmore Global Partners. He has managed the Fund since 1997. Before joining Gartmore in 1981, Mr. O'Neill was a fund manager in global equities at Antony Gibbs & Sons and an investment analyst at Royal Insurance. He graduated from Glasgow University in 1969 with a MA Honors degree in Political Economy.

 Nations Emerging Markets Fund is managed by Christopher Palmer, a senior investment manager on the Gartmore Emerging Markets Team. He has managed the Fund since August 1999. He also co-manages Nations International Equity Master Portfolio.

[GRAPHIC]    INVESCO Global Asset
             Management (N.A), Inc.

             1315 Peachtree Street, N.E.
             Atlanta, Georgia 30309



[GRAPHIC]    Putnam Investment
             Management, Inc.


             One Post Office Square
             Boston, Massachusetts 02109

[GRAPHIC]    Boatmen's Capital
             Management, Inc.

             100 North Broadway
             St. Louis, Missouri 63102

[GRAPHIC]    Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201


[GRAPHIC]    First Data Investor
             Services Group, Inc.


             101 Federal Street
             Boston, Massachusetts 02110


 INVESCO Global Asset Management (N.A), Inc.

 INVESCO is a division of INVESCO Global, a publicly traded investment management firm located in London, England, and a wholly-owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company, which is also located in London.

 INVESCO is one of three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Fund.


 Putnam Investment Management, Inc.

 Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

 Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Fund.


 Boatmen's Capital Management, Inc.
 Boatmen's is a wholly-owned subsidiary of Bank of America. Boatmen's is the investment sub-adviser to Nations U.S. Government Bond Fund. Boatmen's Fixed Income Committee is responsible for making the day-to-day investment decisions for the Fund.

 Other service providers

 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:



  Domestic Equity Funds     0.23%
  International Funds       0.22%
  Fixed Income Funds        0.22%



 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]   When you sell shares of a mutual fund, the fund is effectively
            "buying" them back from you. This is called a redemption.



[GRAPHIC]

             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



[GRAPHIC]    Buying, selling and exchanging shares

 This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:


  o Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:


    o Bank of America and certain of its affiliates

    o certain other financial institutions and intermediaries, including financial planners and investment advisers

    o institutional investors

    o charitable foundations

    o endowments


    o other Funds in Nations Funds Family


  o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount.

  o There is no minimum amount for additional investments.

  o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.


 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.765.2668 if you have any questions or you need help placing an order.



 How shares are priced

 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Valuing securities in a Fund

 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.


 How orders are processed

 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.


[GRAPHIC]     Buying shares


          Here are some general rules for buying shares:

          o Investors buy Primary A Shares at net asset value per share.


          o If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.


          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

          o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[GRAPHIC]     Selling shares


        Here are some general rules for selling shares:


          o We normally send the sale proceeds by federal funds wire within three business days after Stephens, First Data or their agents receive the order.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared.


          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

[GRAPHIC]    You should make sure you understand the investment objectives and policies of the Fund you're exchanging into. Please read its prospectus carefully.


          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.


        We may sell shares:


          o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this


          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients


          o under certain other circumstances allowed under the 1940 Act



[GRAPHIC]     Exchanging shares

        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.


        Here's how exchanges work:

          o Investors can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Reserves Money Market Funds.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.


          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.


          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]    The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.


[GRAPHIC]    Distributions and taxes

     About distributions
     A mutual fund can make money two ways:

          o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.


          o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain at least once a year. The frequency of distributions of net investment income varies by Fund:


                                                     Frequency of
 Fund                                             income distributions
 Nations Capital Income Fund                          quarterly
 Nations Value Fund                                    monthly
 Nations Equity Income Fund                            monthly
 Nations Blue Chip Fund                               quarterly
 Nations Marsico Growth & Income Fund                 quarterly
 Nations Strategic Equity Fund                         monthly
 Nations Capital Growth Fund                           monthly
 Nations Disciplined Equity Fund                       monthly
 Nations Marsico Focused Equities Fund                quarterly

 Nations Emerging Growth Fund                         quarterly
 Nations Small Company Growth Fund                     monthly
 Nations International Value Fund                      annually
 Nations International Equity Fund                    quarterly
 Nations International Growth Fund                     annually
 Nations Emerging Markets Fund                        quarterly
 Nations Equity Index Fund                            quarterly
 Nations Managed Index Fund                            monthly
 Nations Managed SmallCap Index Fund                  quarterly
 Nations Managed Value Index Fund                     quarterly
 Nations Managed SmallCap Value Index Fund            quarterly
 Nations Balanced Assets Fund                         quarterly
 Nations Asset Allocation Fund                        quarterly
 Nations Short-Term Income Fund                        monthly
 Nations Short-Intermediate Government Fund            monthly
 Nations Intermediate Bond Fund                        monthly
 Nations Strategic Fixed Income Fund                   monthly
 Nations Government Securities Fund                    monthly
 Nations U.S. Government Bond Fund                     monthly
 Nations Diversified Income Fund                       monthly
 Nations Short-Term Municipal Income Fund              monthly
 Nations Intermediate Municipal Bond Fund              monthly
 Nations Municipal Income Fund                         monthly

 A distribution is paid based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares of the Equity, International, Index and Balanced Funds are eligible to receive distributions from the trade date of the purchase, as long as it's at least one day before a distribution is declared, up to the day before the shares are sold. Shares of the Fixed Income and Municipal Bond Funds are eligible to receive distributions from the trade date of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.765.2668.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]    This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax advisor about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]    For more information about
             taxes, please see the SAI.

 How taxes affect your investment

 Distributions that come from net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income.

 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 Municipal Bond Funds

 Distributions that come from a Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax. All or a portion of these distributions may also be subject to the federal alternative minimum tax.

 Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable income and any net short-term capital gain (generally the excess of net short-term capital gain over net long-term capital loss) generally are taxable to you as ordinary income. Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.



 Withholding tax

 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:


  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


  o the IRS informs us that you are otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.



 Foreign taxes

 Mutual funds that maintain most of their portfolio in foreign securities -- like the International Funds -- have special tax considerations. You'll generally be required to:


  o include in your gross income your proportional amount of foreign taxes paid by the fund

  o treat this amount as foreign taxes you paid directly

  o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability


 In general, each year you can claim up to $300 ($600 if you're filing jointly) of foreign taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.



 Taxation of redemptions and exchanges
 Your redemptions (including redemptions "in kind") and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.



[GRAPHIC]     Financial highlights


 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. Financial highlights for Primary A Shares of Capital Income Fund, Blue Chip Fund, Asset Allocation Fund and Intermediate Bond Fund are not provided because this class of shares had not yet commenced operations during the periods indicated. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

 The financial highlights of Nations International Value Fund, formerly Emerald International Equity Fund, for the period ended May 15, 1998 and the year ended November 30, 1997 have been audited by KPMG Peat Marwick LLP.

 The financial highlights of Nations Small Company Growth Fund, Nations U.S. Government Bond Fund and Nations International Growth Fund for the periods ended May 16, 1997 were audited by other independent accountants.


Nations Value Fund                                For a Share outstanding throughout each period

                                                           Year ended           Year ended
Primary A Shares                                            3/31/99#            03/31/98#
Operating performance:
Net asset value, beginning of period                  $ 19.92                  $  17.87
Net investment income                                   0.13                      0.20
 Net realized and unrealized gain/(loss) on
 investments                                            0.64                      5.98
Net increase/(decrease) in net asset value from
 operations                                             0.77                      6.18
 Distributions:
Dividends from net investment income                  ( 0.14)                   ( 0.19)
Distributions from net realized capital gains         ( 2.39)                   ( 3.94)
 Total dividends and distributions                    ( 2.53)                   ( 4.13)
Net asset value, end of period                        $ 18.16                  $  19.92
 Total return++                                         4.15%                    38.53%
====================================================  =========                ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,939,704               $2,248,460
 Ratio of operating expenses to average net assets      0.94%(b)(c)               0.95%(b)
Ratio of net investment income to average net
 assets                                                 0.76%                     1.04%
 Portfolio turnover rate                                 38%                        79%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.94%(b)                  0.95%(b)



Primary A Shares                                         Year ended     Period ended  Year ended    Year ended
                                                          03/31/97      03/31/96(a)    11/30/95      11/30/94
 Operating performance:
Net asset value, beginning of period                    $  16.60         $  16.21     $ 12.98       $  13.74
Net investment income                                      0.26             0.07         0.27          0.24
 Net realized and unrealized gain/(loss) on
 investments                                               2.69             1.06         3.91        ( 0.23)
Net increase/(decrease) in net asset value from
 operations                                                2.95             1.13         4.18          0.01
 Distributions:
Dividends from net investment income                     ( 0.26)          ( 0.12)       ( 0.28)      ( 0.23)
Distributions from net realized capital gains            ( 1.42)          ( 0.62)       ( 0.67)      ( 0.54)
 Total dividends and distributions                       ( 1.68)          ( 0.74)       ( 0.95)      ( 0.77)
Net asset value, end of period                          $  17.87         $  16.60     $ 16.21       $  12.98
 Total return++                                           18.07%            7.20%        34.53%      ( 0.08)%
====================================================    ========         ========     ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $1,200,853       $998,957     $956,669      $799,743
 Ratio of operating expenses to average net assets         0.97%(b)         0.96%+        0.94%        0.93%
Ratio of net investment income to average net
 assets                                                    1.51%            1.30%+        1.90%        1.85%
 Portfolio turnover rate                                     47%              12%           63%          75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.97%(b)         0.96%+        0.94%        0.93%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Equity Income Fund                             For a Share outstanding throughout each period


                                                                Year ended          Year ended
Primary A Shares                                                 3/31/99#            03/31/98#
 Operating performance:
Net asset value, beginning of period                       $ 13.94               $ 12.30
Net investment income                                        0.23                  0.29
 Net realized and unrealized gain/(loss) on investments    ( 1.45)                 3.79
Net increase/(decrease) in net asset value from
 operations                                                ( 1.22)                 4.08
 Distributions:
Dividends from net investment income                       ( 0.23)               ( 0.28)
Distributions from net realized capital gains              ( 1.13)               ( 2.16)
 Total dividends and distributions                         ( 1.36)               ( 2.44)
Net asset value, end of period                             $ 11.36               $ 13.94
 Total return++                                            ( 9.40)%               37.21%
=========================================================  =======               ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $575,076              $915,630
 Ratio of operating expenses to average net assets           0.80%(b)(c)           0.86%(b)
Ratio of net investment income to average net assets         1.92%                 2.22%
 Portfolio turnover rate                                      69%                   74%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               0.80%(b)              0.86%(b)



Primary A Shares                                             Year ended     Period ended  Year ended   Year ended
                                                              03/31/97      03/31/96(a)    05/31/95     5/31/94
 Operating performance:
Net asset value, beginning of period                      $ 13.14            $  11.81     $ 11.43      $ 12.06
Net investment income                                       0.43                0.30         0.42         0.38
 Net realized and unrealized gain/(loss) on investments     1.55                1.77         1.11         0.22
Net increase/(decrease) in net asset value from
 operations                                                 1.98                2.07         1.53         0.60
 Distributions:
Dividends from net investment income                      ( 0.41)             ( 0.37)       ( 0.42)      ( 0.42)
Distributions from net realized capital gains             ( 2.41)             ( 0.37)       ( 0.73)      ( 0.81)
 Total dividends and distributions                        ( 2.82)             ( 0.74)       ( 1.15)      ( 1.23)
Net asset value, end of period                            $ 12.30            $  13.14     $ 11.81      $ 11.43
 Total return++                                            15.62%              17.98%        14.79%        5.00%
========================================================= ========           ========     ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $200,772           $283,142     $283,082     $225,740
 Ratio of operating expenses to average net assets          0.91%(b)            0.90%+        0.92%        0.94%
Ratio of net investment income to average net assets        3.09%               2.84%+        3.75%        3.41%
 Portfolio turnover rate                                    102%                  59%          158%         116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.91%(b)            0.90%+        0.93%        0.95%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Marsico Growth & Income
Fund                                                  For a Share outstanding throughout the period

                                                          Year ended         Period ended
Primary A Shares                                           3/31/99#           03/31/98*#
 Operating performance:
Net asset value, beginning of period                    $ 12.03            $ 10.00
Income from investment operations:
Net investment income                                     0.00               0.01
 Net realized and unrealized gain on investments          2.89               2.02
Net increase in net asset value from operations           2.89               2.03
 Distributions:
Dividends from net investment income                      0.00               0.00
Distributions from net realized capital gains           ( 0.01)              0.00
 Total dividends and distributions                      ( 0.01)              0.00
Net asset value, end of period                          $ 14.91            $ 12.03
 Total return++                                          24.05%             20.30%
====================================================    =======            =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $52,229            $2,517
 Ratio of operating expenses to average net assets        1.25%(a)           1.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                               0.05%              0.38%+
 Portfolio turnover rate                                  150%                22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.25%(a)           1.97%+(a)




                           * Nations Marsico Growth & Income Fund Primary A Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Strategic Equity Fund                     For a Share outstanding throughout the period


                                                          Period ended
Primary A Shares                                           03/31/99*#
 Operating performance:
Net asset value, beginning of period                     $ 10.00
Net investment income                                      0.00
 Net realized and unrealized gain on investments           3.87
Net increase in net asset value from operations            3.87
 Distributions:
Dividends from net investment income                     ( 0.00)(b)
Distributions from net realized capital gains            ( 0.01)
 Total dividends and distributions                       ( 0.01)
Net asset value, end of period                           $ 13.86
 Total return++                                           38.65%
====================================================     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $266,823
 Ratio of operating expenses to average net assets         1.07%+(a)
Ratio of net investment loss to average net assets       ( 0.03)%+
 Portfolio turnover rate                                     34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.07%+(a)



                           * Strategic Equity Primary A Shares commenced operations on October 2, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents less than $0.01 per share.



Nations Capital Growth Fund                       For a Share outstanding throughout each period

                                                         Year                Year
                                                         ended               ended
Primary A Shares                                       3/31/99#            03/31/98#
 Operating performance:
Net asset value, beginning of period               $ 13.30           $ 11.70
Net investment income/(loss)                       ( 0.00)             0.02
 Net realized and unrealized gain on investments     1.59              5.27
Net increase in net asset value from operations      1.59              5.29
 Distributions:
Dividends from net investment income                  --             ( 0.01)
Distributions from net realized capital gains      ( 2.84)           ( 3.68)
 Total dividends and distributions                 ( 2.84)           ( 3.69)
Net asset value, end of period                     $ 12.05           $ 13.30
 Total return++                                     14.99%            53.89%
================================================== ========          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $737,620          $872,150
 Ratio of operating expenses to average net
 assets                                              0.96%(c)          0.95%(c)(d)
Ratio of net investment income/(loss) to average
 net assets                                        ( 0.04)%            0.13%
 Portfolio turnover rate                              39%              113%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      0.96%(c)          0.95%(c)



                                                         Year           Period        Year           Year
Primary A Shares                                         ended          ended         ended          ended
                                                       03/31/97#     03/31/96(a)    11/30/95       11/30/94
 Operating performance:
Net asset value, beginning of period               $ 13.43            $  14.24     $ 11.23       $  11.08
Net investment income/(loss)                         0.05                0.02         0.09          0.09
 Net realized and unrealized gain on investments     1.66                0.38         3.28          0.14
Net increase in net asset value from operations      1.71                0.40         3.37          0.23
 Distributions:
Dividends from net investment income               ( 0.05)             ( 0.02)       ( 0.10)      ( 0.08)
Distributions from net realized capital gains      ( 3.39)             ( 1.19)       ( 0.26)      ( 0.00)(b)
 Total dividends and distributions                 ( 3.44)             ( 1.21)       ( 0.36)      ( 0.08)
Net asset value, end of period                     $ 11.70            $  13.43     $ 14.24       $  11.23
 Total return++                                     11.88%               3.14%        30.96%        2.14%
================================================== ========           ========     ========      =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $533,168           $839,300     $867,361      $717,914
 Ratio of operating expenses to average net
 assets                                              0.96%(d)            0.96%+        0.98%        0.90%
Ratio of net investment income/(loss) to average
 net assets                                          0.39%               0.38%+        0.71%        0.85%
 Portfolio turnover rate                              75%                  25%           80%          56%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      0.96%               0.96%+        0.98%        0.91%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Disciplined Equity Fund                   For a Share outstanding throughout each period


                                                            Year                   Year
                                                            ended                  ended
Primary A Shares                                           3/31/99              03/31/98##
 Operating performance:
Net asset value, beginning of period                $ 22.17                $ 18.47
Net investment income/(loss)                          0.02                   0.08
 Net realized and unrealized gain/(loss) on
 investments                                          3.22                   7.88
Net increase/(decrease) in net asset value from
 operations                                           3.24                   7.96
 Distributions:
Dividends from net investment income                ( 0.01)+++             ( 0.03)
Distributions from net realized capital gains       ( 2.04)                ( 4.23)
 Return of capital                                     --                     --
Total dividends and distributions                   ( 2.05)                ( 4.26)
 Net asset value, end of period                     $ 23.36                $ 22.17
Total return++                                       15.74%                 48.65%
==================================================  =========              =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $412,176               $132,504
Ratio of operating expenses to average net
 assets                                               0.97%(c)(d)            0.98%(c)(d)
 Ratio of net investment income/(loss) to average
 net assets                                           0.12%                  0.37%
Portfolio turnover rate                                72%                    79%
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       0.97%(d)               0.98%(d)




                                                         Year           Period        Year          Period          Period
Primary A Shares                                         ended          ended         ended          ended           ended
                                                       03/31/97      03/31/96(a)    11/30/95       11/30/94*       04/29/94*
 Operating performance:
Net asset value, beginning of period               $ 17.19            $  17.06     $ 13.08     $ 13.31          $ 13.65
Net investment income/(loss)                         0.14                0.05         0.10       0.01           ( 0.05)
 Net realized and unrealized gain/(loss) on
 investments                                         2.79                0.35         3.96     ( 0.23)#           2.66
Net increase/(decrease) in net asset value from
 operations                                          2.93                0.40         4.06     ( 0.22)            2.61
 Distributions:
Dividends from net investment income               ( 0.14)             ( 0.04)       ( 0.08)   ( 0.01)             --
Distributions from net realized capital gains      ( 1.51)             ( 0.23)           --       --            ( 2.95)
 Return of capital                                    --                   --            --    ( 0.00)(b)          --
Total dividends and distributions                  ( 1.65)             ( 0.27)       ( 0.08)   ( 0.01)          ( 2.95)
 Net asset value, end of period                    $ 18.47            $  17.19     $ 17.06     $ 13.08          $ 13.31
Total return++                                      17.00%               2.44%        31.13%   ( 1.62)%          18.79%
================================================== ========           ========     ========    ========         =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $100,260           $116,469     $109,939    $9,947           $8,079
Ratio of operating expenses to average net
 assets                                              1.04%(c)            1.02%+        1.30%     1.13%+           1.20%+
 Ratio of net investment income/(loss) to average
 net assets                                          0.70%               0.82%+        0.85%     0.12%+         ( 0.60)%+
Portfolio turnover rate                              120%                  47%          124%     177%             475%
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      1.04%               1.02%+        1.30%     1.56%+           1.53%+




                           * The period for Nations Disciplined Equity Fund Primary A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Primary A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           +++ Amount includes distributions in excess of net investment income of less than $0.01 per share.
                           # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
                           ## Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Marsico Focused Equities
Fund                                              For a Share outstanding throughout the period

                                                          Year ended         Period ended
Primary A Shares                                           3/31/99#           03/31/98*#
 Operating performance:
Net asset value, beginning of period                    $ 12.13            $ 10.00
Net investment income/(loss)                            ( 0.01)            ( 0.01)
 Net realized and unrealized gains on investments         4.58               2.14
Net increase in net asset value from operations           4.57               2.13
 Distributions:
Dividends from net investment income                      0.00               0.00
Distributions from net realized capital gains           ( 0.01)              0.00
 Total dividends and distributions                      ( 0.01)              0.00
Net asset value, end of period                          $ 16.69            $ 12.13
 Total return++                                          37.73%             21.30%
====================================================    =======            =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $105,458           $8,808
 Ratio of operating expenses to average net assets        1.06%(a)           1.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                               0.05%            ( 0.30)%+
 Portfolio turnover rate                                  177%                25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.06%(a)           1.52%+(a)


                           * Nations Marsico Focused Equities Fund Primary A Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.


Nations Emerging Growth Fund                      For a Share outstanding throughout each period

                                                          Year ended          Year ended
Primary A Shares                                           3/31/99#            03/31/98#
 Operating performance:
Net asset value, beginning of period                 $ 16.56               $ 12.86
Net investment income/(loss)                         ( 0.04)               ( 0.06)
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.94)                 5.55
Net increase/(decrease) in net asset value from
 operations                                          ( 0.98)                 5.49
 Distributions:
Distributions from net realized capital gains        ( 2.27)               ( 1.79)
Total dividends and distributions                    ( 2.27)               ( 1.79)
 Net asset value, end of period                      $ 13.31               $ 16.56
Total return++                                       ( 7.21)%               45.09%
===================================================  =======               ========
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $177,861              $318,584
Ratio of operating expenses to average net assets      0.98%(c)(d)           0.98%(c)
 Ratio of operating expenses to average net assets
 including interest expense                         N/A                      0.99%
Ratio of net investment income/(loss) to average
 net assets                                          ( 0.29)%              ( 0.42)%
 Portfolio turnover rate                                43%                   76%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.98%(c)              0.98%(c)



Primary A Shares                                       Year ended      Period ended    Year ended    Year ended
                                                        03/31/97#      03/31/96#(a)     11/30/95     11/30/94#
 Operating performance:
Net asset value, beginning of period                $ 14.04            $  14.28        $ 11.41       $  10.87
Net investment income/(loss)                        ( 0.04)               0.00 (b)        0.01        ( 0.03)
 Net realized and unrealized gain/(loss) on
 investments                                          0.20                1.26            3.26          0.71
Net increase/(decrease) in net asset value from
 operations                                           0.16                1.26            3.27          0.68
 Distributions:
Distributions from net realized capital gains       ( 1.34)             ( 1.50)          ( 0.40)      ( 0.14)
Total dividends and distributions                   ( 1.34)             ( 1.50)          ( 0.40)      ( 0.14)
 Net asset value, end of period                     $ 12.86            $  14.04        $ 14.28       $  11.41
Total return++                                        0.48%               9.87%           29.95%        6.26%
=================================================== ========           =========       ========      ========
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $267,319           $295,764        $269,484      $182,459
Ratio of operating expenses to average net assets     0.98%(c)            0.99%+           0.98%        1.01%
 Ratio of operating expenses to average net assets
 including interest expense                         N/A              N/A                  N/A      N/A
Ratio of net investment income/(loss) to average
 net assets                                         ( 0.26)%            ( 0.06)%+          0.08%      ( 0.29)%
 Portfolio turnover rate                               93%                  39%             139%         129%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        0.98%(c)            0.99%+           0.98%        1.01%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Small Company Growth
Fund                                              For a Share outstanding throughout each period



Primary A Shares                                           Year ended         Period ended       Period ended    Period ended
                                                            3/31/99#            03/31/98*          5/16/97*      08/31/96*(a)
Operating performance:
Net asset value at the beginning of the period          $ 15.79             $ 12.07               $  10.65       $ 10.00
Net investment income/(loss)                            ( 0.05)               0.01                   0.04          0.09
 Net realized and unrealized gain on investments        ( 3.11)               4.43                   1.47          0.64
Net increase in net asset value from operations         ( 3.16)               4.44                   1.51          0.73
 Distributions:
Dividends from net investment income                        --              ( 0.01)                ( 0.04)       ( 0.08)
Distributions from net realized capital gains           ( 1.13)             ( 0.71)                ( 0.05)           --
 Total dividends and distributions                      ( 1.13)             ( 0.72)                ( 0.09)       ( 0.08)
Net asset value at the end of the period                $ 11.50             $ 15.79               $  12.07       $ 10.65
 Total return ++                                        (21.05)%             37.27%                 14.21%         7.37%
====================================================    ========            =======               ========       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $327,981            $235,427              $109,450       $70,483
 Ratio of operating expenses to average net assets        0.95%(b)            0.95%+(b)              0.98%+        1.00%+
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.42)%              0.05%+                 0.54%+        1.06%+
 Portfolio turnover rate                                    87%                59%                     48%           31%
Ratio of operating expenses to average net assets
 (without waivers and/or expense
 reimbursements)                                          1.22%(b)            1.26%+(b)              1.41%+        1.54%+



                           * The financial information for the fiscal periods prior to May 23, 1997 reflect the financial information for the Pilot Small Capitalization Equity Fund's Pilot Shares, which were reorganized into the Primary A Shares of Nations Small Company Growth Fund as of May 23, 1997. Prior to May 23, 1997, the investment adviser to Nations Small Company Growth Fund was Boatman's Trust Company. Effective May 23, 1997, the investment adviser to Nations Small Company Growth Fund was TradeStreet Investment Associates, Inc.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations International Value Fund                  For a Share outstanding throughout each period


                                                          Period ended    Period ended    Year ended    Period ended
Primary A Shares*                                           3/31/99#        05/15/98       11/30/97      11/30/96**
 Net asset value, beginning of period                      $  15.53        $  13.17       $ 11.29       $ 10.00
Income from investment operations:
Net investment income                                         0.16            0.09          0.09          0.06
 Net realized and unrealized gains on securities              0.28            2.56          1.91          1.29
Total income from investment operations                       0.44            2.65          2.00          1.35
 Less dividends and distributions:
Dividends from net investment income                        ( 0.18)             --         ( 0.09)      ( 0.06)
Distributions in excess of net investment income                --              --         ( 0.01)          --
 Distributions from net realized gains on securities        ( 1.34)         ( 0.29)        ( 0.02)          --
Total dividends and distributions                           ( 1.52)         ( 0.29)        ( 0.12)      ( 0.06)
 Net asset value, end of period                            $  14.45        $  15.53       $ 13.17       $ 11.29
Total return++                                                1.48%          20.54%         17.75%       13.47%
======================================================     ========        ========       =======       =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $142,546        $119,412       $54,277       $17,528
Ratio of operating expenses to average net assets             1.30%+          1.25%+         1.21%        0.00%+
 Ratio of net investment income to average net
 assets                                                       1.36%+          2.06%+         0.89%        0.00%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                1.39%+          1.26%+         1.21%        3.46%+
 Portfolio turnover rate                                        44%             88%            29%          50%


                           * Primary A Shares of Nations International Value Fund were formerly Institutional Shares of the Emerald International Equity Fund prior to May 22, 1998.
                           ** For the period December 27, 1995 (commencement of operations) through November 30, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.

Nations International Equity Fund                 For a Share outstanding throughout each period




                                                    Year ended   Year ended
Primary A Shares                                     3/31/99#     03/31/98#
 Operating performance:
Net asset value, beginning of period                $ 14.81      $ 13.13
Net investment income/(loss)                           0.11         0.11
 Net realized and unrealized gain/(loss) on
 investments                                           0.39         1.95
Net increase/(decrease) in net asset value from
 operations                                            0.50         2.06
 Distributions:
Dividends from net investment income                  ( 0.12)      ( 0.17)
Distributions in excess of net investment income          --       ( 0.05)
 Distributions from net realized capital gains        ( 1.07)      ( 0.16)
Distributions in excess of net realized capital
 gains                                                    --           --
 Total dividends and distributions                    ( 1.19)      ( 0.38)
Net asset value, end of period                      $ 14.12      $ 14.81
 Total return++                                         3.68%       16.06%
==================================================  ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $743,861     $885,329
 Ratio of operating expenses to average net
 assets                                                 1.13%        1.14%
Ratio of net investment income/(loss) to average
 net assets                                             0.79%        0.76%
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         1.13%        1.14%
Portfolio turnover rate                                  146%          64%



Primary A Shares                                     Year ended    Period ended    Year ended   Year ended
                                                      03/31/97#    03/31/96(a)#    05/31/95#    05/31/94#
 Operating performance:
Net asset value, beginning of period                 $  13.50       $  11.75       $  12.06     $ 10.60
Net investment income/(loss)                            0.08           0.07           0.14         0.09
 Net realized and unrealized gain/(loss) on
 investments                                            0.11           1.80         ( 0.20)        1.44
Net increase/(decrease) in net asset value from
 operations                                             0.19           1.87         ( 0.06)        1.53
 Distributions:
Dividends from net investment income                  ( 0.11)        ( 0.06)        ( 0.03)       ( 0.05)
Distributions in excess of net investment income      ( 0.00)**      ( 0.04)            --            --
 Distributions from net realized capital gains        ( 0.42)        ( 0.02)        ( 0.12)       ( 0.02)
Distributions in excess of net realized capital
 gains                                                ( 0.03)            --         ( 0.10)           --
 Total dividends and distributions                    ( 0.56)        ( 0.12)        ( 0.25)       ( 0.07)
Net asset value, end of period                       $  13.13       $  13.50       $  11.75     $ 12.06
 Total return++                                         1.32%         16.01%        ( 0.46)%       14.37%
==================================================   ========       ========       ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $976,855       $849,731       $572,940     $401,559
 Ratio of operating expenses to average net
 assets                                                 1.16%          1.17%+         1.03%         1.17%
Ratio of net investment income/(loss) to average
 net assets                                             0.62%          0.65%+         1.17%         0.75%
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         1.16%          1.18%+         1.04%         1.18%
Portfolio turnover rate                                   36%            26%            92%           39%



                           ** Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.


Nations International Growth
Fund                                              For a Share outstanding throughout each period



                                                      Year ended   Period ended
Primary A Shares*                                      3/31/99#     03/31/98#
 Operating performance:
Net asset value at the beginning of the period        $ 19.42       $  18.43
Net investment income/(loss)                             0.05          0.03
 Net realized and unrealized gain/(loss) on
 investments                                             0.87          1.30
Net increase/(decrease) in net asset value from
 operations                                              0.92          1.33
 Dividends from net investment income                       --           --
Distributions from net realized capital gains           ( 4.81)      ( 0.34)
 Total dividends and distributions                      ( 4.81)      ( 0.34)
Net asset value at the end of the period              $ 15.53       $  19.42
 Total return++                                           6.16%        7.39%
====================================================  ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $182,316      $401,105
 Ratio of operating expenses to average net assets        1.12%        1.15%+
Ratio of operating expenses to average net assets
 including interest expense                               1.14%          --
 Ratio of operating expenses to average net assets
 without waivers                                          1.21%        1.17%+
Ratio of net investment income to average net
 assets                                                   0.24%        0.21%+
 Portfolio turnover rate                                    21%          11%



                                                      Period ended  Year ended   Year ended   Year ended
Primary A Shares*                                       05/16/97     08/31/96     08/31/95#   08/31/94#
 Operating performance:
Net asset value at the beginning of the period         $  17.05     $ 16.24      $ 16.34      $ 14.14
Net investment income/(loss)                              0.05         0.18         0.13         0.11
 Net realized and unrealized gain/(loss) on
 investments                                              1.84         1.48         0.17         2.24
Net increase/(decrease) in net asset value from
 operations                                               1.89         1.66         0.30         2.35
 Dividends from net investment income                   ( 0.17)       ( 0.46)      ( 0.11)          --
Distributions from net realized capital gains           ( 0.34)       ( 0.39)      ( 0.29)      ( 0.15)
 Total dividends and distributions                      ( 0.51)       ( 0.85)      ( 0.40)      ( 0.15)
Net asset value at the end of the period               $  18.43     $ 17.05      $ 16.24      $ 16.34
 Total return++                                          11.28%        10.64%        2.08%       16.75%
====================================================   ========     ========     ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $701,033     $579,019     $363,212     $307,561
 Ratio of operating expenses to average net assets        1.18%+        1.08%        1.18%        1.12%
Ratio of operating expenses to average net assets
 including interest expense                                 --            --           --           --
 Ratio of operating expenses to average net assets
 without waivers                                          1.18%+        1.08%        1.18%        1.12%
Ratio of net investment income to average net
 assets                                                   0.47%+        0.69%        0.82%        0.75%
 Portfolio turnover rate                                    34%           22%          36%          35%



                           * The financial information for fiscal periods through May 23, 1997 reflect the financial information for Pilot International Equity Funds' Pilot Shares, which were reorganized into the Primary A Shares of Nations International Growth Fund as of May 23, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share investment income/(loss) has been calculated using the monthly average share method.



Nations Emerging Markets Fund                     For a Share outstanding throughout each period



                                                             Year ended          Year ended    Year ended    Period ended
Primary A Shares                                              3/31/99#           03/31/98#     03/31/97#      03/31/96*#
 Operating performance:
Net asset value, beginning of period                    $ 10.60                  $ 11.41       $ 10.34      $ 10.00
Net investment income/(loss)                              0.14                     0.04          0.01       ( 0.03)
 Net realized and unrealized gain/(loss) on
 investments                                            ( 2.53)                  ( 0.76)         1.21         0.37
Net increase/(decrease) in net asset value from
 operations                                             ( 2.39)                  ( 0.72)         1.22         0.34
 Distributions:
Dividends from net investment income                    ( 0.07)                  ( 0.09)        ( 0.02)        --
Distributions in excess of net investment income            --                       --         ( 0.07)       0.00**
 Distributions from net realized capital gains              --                       --         ( 0.06)        --
Total dividends and distributions                       ( 0.07)                  ( 0.09)        ( 0.15)       0.00**
 Net asset value, end of period                         $  8.14                  $ 10.60       $ 11.41      $ 10.34
Total return++                                          (22.60)%                 ( 6.39)%        11.97%       3.42%
===================================================     =======                  =======       =======      ========
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $21,689                  $73,797       $76,483      $47,560
Ratio of operating expenses to average net assets         1.78%(b)(c)              1.57%          1.74%       2.13%+
 Ratio of net investment income/(loss) to average
 net assets                                               1.66%                    0.36%          0.13%     ( 0.38)%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.98%(c)                 1.57%          1.74%       2.13%+
 Portfolio turnover rate                                    71%                      63%            31%        17%



                           * Nations Emerging Markets Fund Primary A Shares commenced operations on June 30, 1995.
                           ** Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations Equity Index Fund                         For a Share outstanding throughout each period



                                                        Year ended       Year ended
Primary A Shares                                          3/31/99         03/31/98#
 Operating performance:
Net asset value, beginning of period                 $ 22.41          $ 15.89
Net investment income                                  0.26             0.27
 Net realized and unrealized gain/(loss) on
 investments                                           3.63             7.11
Net increase in net asset value from operations        3.89             7.38
 Distributions:
Dividends from net investment income                 ( 0.25)          ( 0.27)
Distributions from net realized capital gains        ( 0.99)          ( 0.59)
 Total dividends and distributions                   ( 1.24)          ( 0.86)
Net asset value, end of period                       $ 25.06          $ 22.41
 Total return++                                       18.26%           47.38%
==================================================== ========         ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $933,313         $656,523
 Ratio of operating expenses to average net assets     0.35%(b)         0.35%(b)
Ratio of operating expenses to average net assets
 including interest expense                             --              0.36%
 Ratio of net investment income to average net
 assets                                                1.17%            1.39%
Portfolio turnover rate                                  4%              26%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.71%(b)         0.66%(b)



Primary A Shares                                        Year ended     Period ended  Year ended   Period ended
                                                         03/31/97      03/31/96(a)    11/30/95     11/30/94*
 Operating performance:
Net asset value, beginning of period                 $ 13.58            $  12.91     $  9.84       $  10.00
Net investment income                                  0.26                0.08         0.28          0.24
 Net realized and unrealized gain/(loss) on
 investments                                           2.36                0.86         3.20        ( 0.21)
Net increase in net asset value from operations        2.62                0.94         3.48          0.03
 Distributions:
Dividends from net investment income                 ( 0.26)             ( 0.13)       ( 0.28)      ( 0.19)
Distributions from net realized capital gains        ( 0.05)             ( 0.14)       ( 0.13)          --
 Total dividends and distributions                   ( 0.31)             ( 0.27)       ( 0.41)      ( 0.19)
Net asset value, end of period                       $ 15.89            $  13.58     $ 12.91       $   9.84
 Total return++                                       19.41%               7.33%        36.35%        0.29%
==================================================== ========           ========     ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $567,039           $192,388     $145,021      $123,147
 Ratio of operating expenses to average net assets     0.35%(b)            0.35%+        0.37%        0.35%+
Ratio of operating expenses to average net assets
 including interest expense                             --                 0.35%+        0.38%          --
 Ratio of net investment income to average net
 assets                                                1.91%               1.99%+        2.44%        2.64%+
Portfolio turnover rate                                  5%                   2%           18%          14%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.70%(b)            0.73%+        0.78%        0.79%+



                           * Nations Equity Index Fund Primary A Shares commenced operations on December 15, 1993.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Managed Index Fund                        For a Share outstanding throughout the period




                                                          Year ended            Year ended            Period ended
Primary A Shares                                           3/31/99#              03/31/98               03/31/97*
 Operating performance:
Net asset value, beginning of period                    $ 17.14             $ 11.89                  $ 10.00
Net investment income                                     0.18                0.15                     0.15
 Net realized and unrealized gain on investments          2.40                5.42                     1.87
Net increase in net asset value from operations           2.58                5.57                     2.02
 Distributions:
Dividends from net investment income                    ( 0.18)             ( 0.17)                  ( 0.13)
Distributions from net realized capital gains           ( 0.15)             ( 0.15)                      --
 Total dividends and distributions                      ( 0.33)             ( 0.32)                  ( 0.13)
Net asset value, end of period                          $ 19.39             $ 17.14                  $ 11.89
 Total return++                                          15.25%              47.54%                   20.22%
====================================================    =======             =======                  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $665,631            $374,504                 $42,226
 Ratio of operating expenses to average net assets        0.50%(a)            0.50%(a)(b)              0.50%+(a)
Ratio of net investment income to average net
 assets                                                   1.03%               1.26%                    1.92 +
 Portfolio turnover rate                                   35%                 30%                       17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.73%(a)            0.80%(a)                 1.05%+(a)



                           * Nations Managed Index Fund Primary A Shares commenced operations on July 31, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Managed SmallCap Index
Fund                                              For a Share outstanding throughout the period



                                                          Year ended               Year ended          Period ended
Primary A Shares                                           3/31/99#                 03/31/98             3/31/97*
 Operating performance:
Net asset value at the beginning of period           $ 14.10                   $  9.83                 $ 10.00
Net investment income                                  0.06                      0.06                    0.03
 Net realized and unrealized gain/(loss) on
 investments                                         ( 2.92)                     4.58                  ( 0.17)
Net increase/(decrease) in net asset value from
 operations                                          ( 2.86)                     4.64                  ( 0.14)
 Distributions:
Dividends from net investment income                 ( 0.06)                   ( 0.06)                 ( 0.03)
Distributions from net realized capital gains        ( 0.14)                   ( 0.31)                     --
 Total dividends and distributions                   ( 0.20)                   ( 0.37)                 ( 0.03)
Net asset value, end of period                       $ 11.04                   $ 14.10                 $  9.83
 Total return++                                      (20.50)%                   47.71%                 ( 1.37)%
================================================     =======                   =======                 =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $189,379                  $102,437                $40,851
 Ratio of operating expenses to average net
 assets                                                0.50%(a)(b)               0.50%(a)(b)             0.50%+
Ratio of net investment income to average net
 assets                                                0.52%                     0.52%                   1.05%+
 Portfolio turnover rate                                 65%                      62%                      18%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                        0.82%(a)                  1.02%(a)                1.21%+



                           * Nations Managed SmallCap Index Fund Primary A Shares commenced operations on October 15, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%

Nations Managed Value Index
Fund                                              For a Share outstanding throughout the period



                                                          Year ended            Period ended
Primary A Shares                                           3/31/99#              03/31/98*#
 Operating performance:
Net asset value, beginning of period                    $ 11.32              $ 10.00
Net investment income                                     0.16                 0.07
 Net realized and unrealized gain on investments          0.18                 1.31
Net increase in net asset value from operations           0.34                 1.38
 Distributions:
Dividends from net investment income                    ( 0.19)              ( 0.06)
Distributions from net realized capital gains           ( 0.05)                 --
 Total dividends and distributions                      ( 0.24)              ( 0.06)
Net asset value, end of period                          $ 11.42              $ 11.32
 Total return++                                           3.06%               13.78%
====================================================    =======              =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $4,292               $7,330
 Ratio of operating expenses to average net assets        0.50%(a)             0.50%+(a)(b)
Ratio of net operating expenses to average net
 assets including interest expense                        0.55%(a)              --
 Ratio of net investment income to average net
 assets                                                   1.45%                1.72%+
Portfolio turnover rate                                   115%                   3%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.99%(a)             1.57%+(a)



                           * Nations Managed Value Index Fund Primary A Shares commenced operations on November 24, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Managed SmallCap Value
Index Fund                                        For a Share outstanding throughout the period


                                                          Year ended               Period ended
Primary A Shares                                           3/31/99#                  03/31/98*
 Operating performance:
Net asset value, beginning of period                 $ 11.46                    $ 10.00
Net investment income                                  0.09                       0.03
 Net realized and unrealized gain/loss on
 investments                                         ( 2.38)                      1.46
Net increase/decrease in net asset value from
 operations                                          ( 2.29)                      1.49
 Distributions:
Dividends from net investment income                 ( 0.07)                    ( 0.03)
Dividends from net realized capital gains            ( 0.12)                       --
 Total dividends and distributions                   ( 0.19)                    ( 0.03)
Net asset value, end of period                       $  8.98                    $ 11.46
 Total return++                                      (20.11)%                    14.88%
================================================     =======                    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $ 3,084                    $2,106
 Ratio of operating expenses to average net
 assets                                                0.50%(a)(b)                0.50%+(a)(b)
Ratio of net investment income to average net
 assets                                                0.96%                      0.78%+
 Portfolio turnover rate                                136%                       30%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                        3.56%(a)                   2.17%+(a)



                           * Nations Managed SmallCap Value Index Fund Primary A Shares commenced operations on November 24, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Balanced Assets Fund                      For a Share outstanding throughout each period



                                                       Year ended             Year ended
Primary A Shares                                        3/31/99#               03/31/98
 Operating performance:
Net asset value, beginning of period              $ 11.49                $ 11.15
Net investment income                               0.26                   0.29
 Net realized and unrealized gain/(loss) on
 investments                                      ( 0.39)                  2.68
Net increase/(decrease) in net asset value from
 operations                                       ( 0.13)                  2.97
 Distributions:
Dividends from net investment income              ( 0.23)                ( 0.29)
Distributions from net realized capital gains     ( 0.74)                ( 2.34)
 Total dividends and distributions                ( 0.97)                ( 2.63)
Net asset value, end of period                    $ 10.39                $ 11.49
 Total return++                                   ( 1.20)%                30.35%
================================================  =======                =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $48,373                $20,299
 Ratio of operating expenses to average net
 assets                                             1.00%(b)(c)            1.08%(b)(c)
Ratio of net investment income to average net
 assets                                             2.43%                  2.70%
 Portfolio turnover rate                            126%                   276%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.00%(b)               1.08%(b)



Primary A Shares                                    Year ended     Period ended  Year ended    Year ended
                                                     03/31/97      03/31/96(a)    11/30/95      11/30/94
 Operating performance:
Net asset value, beginning of period             $ 11.65            $  12.68     $ 10.44       $  10.87
Net investment income                              0.39                0.11         0.38          0.25
 Net realized and unrealized gain/(loss) on
 investments                                       1.03                0.45         2.21        ( 0.43)
Net increase/(decrease) in net asset value from
 operations                                        1.42                0.56         2.59        ( 0.18)
 Distributions:
Dividends from net investment income             ( 0.38)             ( 0.18)       ( 0.33)      ( 0.25)
Distributions from net realized capital gains    ( 1.54)             ( 1.41)       ( 0.02)          --
 Total dividends and distributions               ( 1.92)             ( 1.59)       ( 0.35)      ( 0.25)
Net asset value, end of period                   $ 11.15            $  11.65     $ 12.68       $  10.44
 Total return++                                   12.50%               4.90%        25.27%      ( 1.73)%
================================================ ========           ========     ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)             $135,731           $164,215     $163,198      $162,215
 Ratio of operating expenses to average net
 assets                                            1.00%(b)            1.00%+        0.99%        0.98%
Ratio of net investment income to average net
 assets                                            3.31%               2.91%+        3.25%        2.31%
 Portfolio turnover rate                           264%                  83%          174%         156%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    1.00%(b)            1.00%+        0.99%        0.99%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Short-Term Income Fund                    For a Share outstanding throughout each period



                                                                Year                Year
                                                                ended               ended
Primary A Shares                                               3/31/99            03/31/98
 Operating performance:
Net asset value, beginning of period                     $ 9.77            $ 9.68
Net investment income                                      0.56              0.56
 Net realized and unrealized gain/(loss) on investments    0.02              0.09
Net increase/(decrease) in net asset value from
 operations                                                0.58              0.65
 Distributions:
Dividends from net investment income                      (0.56)            (0.56)
Distributions in excess of net investment income             --                --
 Distributions from capital                                  --                --
Total dividends and distributions                         (0.56)            (0.56)
 Net asset value, end of period                           $ 9.79            $ 9.77
Total return++                                             6.07%             6.89%
========================================================= ========          =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $397,467          $331,961
Ratio of operating expenses to average net assets          0.50%(c)          0.56%(b)(c)
 Ratio of net investment income to average net assets      5.70%             5.75%
Portfolio turnover rate                                      64%               66%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.80%(c)          0.86%(c)



                                                                Year           Period         Year         Year
Primary A Shares                                                ended           ended         ended        ended
                                                              03/31/97#     03/31/96(a)#    11/30/95#    11/30/94#
 Operating performance:
Net asset value, beginning of period                      $ 9.76             $   9.84      $  9.48       $  10.01
Net investment income                                      0.58                 0.20          0.61          0.50
 Net realized and unrealized gain/(loss) on investments   (0.08)               (0.08)         0.36        ( 0.51)
Net increase/(decrease) in net asset value from
 operations                                                0.50                 0.12          0.97        ( 0.01)
 Distributions:
Dividends from net investment income                      (0.58)               (0.20)         (0.61)      ( 0.48)
Distributions in excess of net investment income             --                   --             --       ( 0.02)
 Distributions from capital                                  --                   --             --       ( 0.02)
Total dividends and distributions                         (0.58)               (0.20)         (0.61)      ( 0.52)
 Net asset value, end of period                           $ 9.68             $   9.76      $  9.84       $   9.48
Total return++                                             5.25%                1.19%         10.48%      ( 0.11)%
========================================================= ========           ========      ========      ========
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $181,455           $179,957      $169,291      $176,712
Ratio of operating expenses to average net assets          0.55%(b)             0.55%+         0.56%        0.50%
 Ratio of net investment income to average net assets      5.97%                6.07%+         6.32%        5.23%
Portfolio turnover rate                                     172%                  73%           224%         293%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.85%                0.88%+         0.86%        0.82%



                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Short-Intermediate
Government Fund                                   For a Share outstanding throughout each period



                                                                Year           Year
                                                                ended          ended
Primary A Shares                                               3/31/99       03/31/98
 Operating performance:
Net asset value, beginning of period                     $ 4.12            $  3.99
Net investment income                                      0.22                0.23
 Net realized and unrealized gain/(loss) on investments   (0.02)               0.13
Net increase/(decrease) in net asset value from
 operations                                                0.20                0.36
 Distributions:
Dividends from net investment income                      (0.22)               (0.23)
Distributions from net realized capital gains                --                   --
 Total dividends and distributions                        (0.22)               (0.23)
Net asset value, end of period                            $ 4.10            $  4.12
 Total return++                                            4.97%                9.11%
========================================================= ========          ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $589,092          $663,833
 Ratio of operating expenses to average net assets         0.58%(d)             0.61%
Ratio of net investment income to average net assets       5.36%                5.53%
 Portfolio turnover rate                                    242%                 538%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.78%(d)             0.81%



                                                                   Year               Period            Year
Primary A Shares                                                   ended               ended            ended
                                                                 03/31/97#         03/31/96(b)#       11/30/95#
 Operating performance:
Net asset value, beginning of period                       $ 4.07                  $   4.14         $   3.93
Net investment income                                       0.23                      0.07             0.24
 Net realized and unrealized gain/(loss) on investments    (0.08)                    (0.07)            0.21
Net increase/(decrease) in net asset value from
 operations                                                 0.15                      0.00             0.45
 Distributions:
Dividends from net investment income                       (0.23)                    (0.07)(a)        (0.24)(a)
Distributions from net realized capital gains                 --                        --               --
 Total dividends and distributions                         (0.23)                    (0.07)           (0.24)
Net asset value, end of period                             $ 3.99                  $   4.07         $   4.14
 Total return++                                             3.72%                     0.07%           11.70%
=========================================================  =======                 =========        =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $371,118                $399,915         $425,200
 Ratio of operating expenses to average net assets          0.63%(c)(d)               0.63%+           0.60%
Ratio of net investment income to average net assets        5.73%                     5.32%+           5.88%
 Portfolio turnover rate                                     529%                      189%             328%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.83%(d)                  0.86%+           0.80%



                                                                Year
                                                                ended
Primary A Shares                                              11/30/94
 Operating performance:
Net asset value, beginning of period                        $   4.28
Net investment income                                          0.23
 Net realized and unrealized gain/(loss) on investments       (0.33)
Net increase/(decrease) in net asset value from
 operations                                                   (0.10)
 Distributions:
Dividends from net investment income                          (0.23)(a)
Distributions from net realized capital gains                 (0.02)
 Total dividends and distributions                            (0.25)
Net asset value, end of period                              $   3.93
 Total return++                                               (2.23)%
=========================================================   =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $433,278
 Ratio of operating expenses to average net assets             0.59%
Ratio of net investment income to average net assets           5.76%
 Portfolio turnover rate                                        133%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                 0.80%



                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Includes distribution in excess of less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations Strategic Fixed Income
Fund                                              For a Share outstanding throughout each period



                                                                 Year                Year
                                                                ended                ended
Primary A Shares                                               3/31/99             03/31/98
 Operating performance:
Net asset value, beginning of period                         $  10.03        $  9.62
Net investment income                                           0.59           0.58
 Net realized and unrealized gain/(loss) on investments       ( 0.04)          0.41
Net increase/(decrease) in net asset value from
 operations                                                     0.55           0.99
 Distributions:
Dividends from net investment income                          ( 0.59)        ( 0.58)
Distributions in excess of net investment income                  --            --
 Distributions from net realized capital gains                ( 0.06)           --
Distributions from capital                                        --            --
 Total dividends and distributions                            ( 0.65)        ( 0.58)
Net asset value, end of period                               $   9.93        $ 10.03
 Total return++                                                 5.61%         10.53%
=========================================================    ========        =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $1,798,155      $1,681,990
 Ratio of operating expenses to average net assets              0.68%(c)       0.72%(c)(d)
Ratio of net investment income to average net assets            5.86%          5.86%
 Portfolio turnover rate                                         107%          244%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                  0.78%(c)       0.83%(d)



                                                                 Year           Period        Year          Year
Primary A Shares                                                ended           ended         ended        ended
                                                              03/31/97#      03/31/96(a)    11/30/95      11/30/94
 Operating performance:
Net asset value, beginning of period                        $   9.93          $  10.22     $  9.32       $  10.55
Net investment income                                          0.58              0.19         0.59          0.53
 Net realized and unrealized gain/(loss) on investments       (0.20)           ( 0.29)        0.90        ( 0.89)
Net increase/(decrease) in net asset value from
 operations                                                    0.38            ( 0.10)        1.49        ( 0.36)
 Distributions:
Dividends from net investment income                          (0.58)           ( 0.19)       ( 0.59)      ( 0.51)
Distributions in excess of net investment income                 --                --            --       ( 0.02)
 Distributions from net realized capital gains                (0.11)               --            --       ( 0.34)
Distributions from capital                                    (0.00)(b)            --            --           --
 Total dividends and distributions                            (0.69)           ( 0.19)       ( 0.59)      ( 0.87)
Net asset value, end of period                              $   9.62          $   9.93     $ 10.22       $   9.32
 Total return++                                                3.90%           ( 1.04)%       16.45%      ( 3.58)%
=========================================================   =========         ========     ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $947,277          $823,890     $823,098      $550,697
 Ratio of operating expenses to average net assets             0.71%(c)          0.72%+        0.71%        0.68%
Ratio of net investment income to average net assets           5.98%             5.49%+        6.05%        5.43%
 Portfolio turnover rate                                        368%             1.33%          228%         307%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                 0.81%(d)          0.83%+        0.81%        0.76%



                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year was November 30.
                           (b) Amount represents less than $0.01.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Government Securities
Fund                                              For a Share outstanding throughout each period



                                                                Year                Year
                                                                ended               ended
Primary A Shares                                              3/31/99#            03/31/98
 Operating performance:
Net asset value, beginning of period                      $ 9.90            $ 9.39
Net investment income                                      0.58              0.55
 Net realized and unrealized gain/(loss) on investments   (0.05)             0.51
Net increase/(decrease) in net asset value from
 operations                                                0.53              1.06
 Distributions:
Dividends from net investment income                      (0.57)            (0.55)
Distributions in excess of net investment income             --                --
 Distributions in excess of net realized capital gains       --                --
Distributions from capital                                   --                --
 Total dividends and distributions                        (0.57)            (0.55)
Net asset value, end of period                            $ 9.86            $ 9.90
 Total return++                                            5.41%            11.65%
========================================================= ========          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $119,659          $75,796
 Ratio of operating expenses to average net assets         0.73%(d)          0.85%(c)(d)
Ratio of net investment income to average net assets       5.70%             5.63%
 Portfolio turnover rate                                    600%              303%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.84%(d)          0.99%(d)



                                                                Year           Period         Year        Year
Primary A Shares                                                ended           ended        ended       ended
                                                              03/31/97#     03/31/96(a)#   05/31/95#    05/31/94
 Operating performance:
Net asset value, beginning of period                       $  9.67          $  9.86        $ 9.80      $ 10.46
Net investment income                                        0.60             0.52           0.64        0.64
 Net realized and unrealized gain/(loss) on investments     (0.30)           (0.19)          0.06       ( 0.61)
Net increase/(decrease) in net asset value from
 operations                                                  0.30             0.33           0.70        0.03
 Distributions:
Dividends from net investment income                        (0.58)           (0.50)          (0.60)     ( 0.58)
Distributions in excess of net investment income               --            (0.02)             --      ( 0.02)
 Distributions in excess of net realized capital gains         --               --              --      ( 0.05)
Distributions from capital                                  (0.00)(b)           --           (0.04)     ( 0.04)
 Total dividends and distributions                          (0.58)           (0.52)          (0.64)     ( 0.69)
Net asset value, end of period                             $  9.39          $  9.67        $ 9.86      $  9.80
 Total return++                                              3.18%            3.41%           7.55%       0.06%
=========================================================  ========         =======        =======     =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $52,606          $55,962        $39,909     $44,536
 Ratio of operating expenses to average net assets           0,80%            0.80%+          0.76%       0.73%
Ratio of net investment income to average net assets         6.28%            6.36%+          6.69%       6.08%
 Portfolio turnover rate                                      468%             199%            413%         56%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               0.94%            0.95%+          0.94%       0.94%



                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) Amount represents less than $0.01.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations U.S. Government Bond
Fund                                              For a Share outstanding throughout each period



                                                             Year ended
Primary A Shares                                              3/31/99#
 Operating performance:
Net asset value at the beginning of the period          $ 10.37
Net investment income                                     0.52
 Net realized and unrealized gain/(loss) on
 investments                                              0.07
Net increase in net asset value from operations           0.59
 Distributions:
Dividends from net investment income                    ( 0.52)
Distributions from net realized capital gains           ( 0.36)
 Total dividends and distributions                      ( 0.88)
Net asset value at the end of the period                $ 10.08
 Total return++                                           5.83%
======================================================  =======
Ratios to average net assets/supplemental data:
Net assets at end of period (in 000's)                  $109,028
 Ratio of operating expenses to average net assets        0.59%(a)(c)
Ratio of net investment income to average net assets      5.06%
 Portfolio turnover rate                                  270%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursement             0.87%(a)



Primary A Shares                                          Period ended     Period ended  Period ended  Period ended
                                                            03/31/98*        5/16/97       08/31/96    08/31/95(b)
 Operating performance:
Net asset value at the beginning of the period         $ 10.19              $  10.53     $ 11.20        $  10.00
Net investment income                                    0.48                  0.41         0.61           0.56
 Net realized and unrealized gain/(loss) on
 investments                                             0.31                  0.17        ( 0.22)         1.20
Net increase in net asset value from operations          0.79                  0.58         0.39           1.76
 Distributions:
Dividends from net investment income                   ( 0.48)               ( 0.41)       ( 0.61)       ( 0.56)
Distributions from net realized capital gains          ( 0.13)               ( 0.51)       ( 0.45)           --
 Total dividends and distributions                     ( 0.61)               ( 0.92)       ( 1.06)       ( 0.56)
Net asset value at the end of the period               $ 10.37              $  10.19     $ 10.53        $  11.20
 Total return++                                          7.84%                 5.62%         3.46%        18.03%
====================================================== ========             ========     ========       ========
Ratios to average net assets/supplemental data:
Net assets at end of period (in 000's)                 $263,428             $148,082     $145,066       $137,261
 Ratio of operating expenses to average net assets       0.60%(a)+             0.62%+        0.65%         0.62%+
Ratio of net investment income to average net assets     5.26%+                5.60%+        5.61%         6.45%+
 Portfolio turnover rate                                 188%                    58%           87%          132%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursement            0.86%(a)+             0.77%+        0.82%         0.87%+



                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund's Pilot Shares, which were reorganized into the Primary A Shares of Nations U.S. Government Bond Fund as of May 23, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Primary A Shares commenced operations on
                           November 7, 1994.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%


Nations Diversified Income Fund                   For a Share outstanding throughout each period



                                                             Year             Year
                                                             ended            ended
Primary A Shares                                           3/31/99#         03/31/98
 Operating performance:
Net asset value, beginning of period                   $ 10.55          $ 10.11
Net investment income                                    0.66             0.65
 Net realized and unrealized gain/(loss) on
 investments                                           ( 0.14)            0.44
Net increase/(decrease) in net asset value from
 operations                                              0.52             1.09
 Distributions:
Dividends from net investment income                   ( 0.66)          ( 0.65)
Distributions from net realized capital gains          ( 0.10)             --
 Total dividends and distributions                     ( 0.76)          ( 0.65)
Net asset value, end of period                         $ 10.31          $ 10.55
 Total return++                                          5.00%           11.07%
====================================================== ========         ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $317,937         $263,840
 Ratio of operating expenses to average net assets       0.70%(c)         0.73%(c)
Ratio of net investment income to average net assets     6.27%            6.27%
 Portfolio turnover rate                                  94%             203%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.80%(c)         0.83%(c)



                                                             Year           Period        Year          Year
Primary A Shares                                             ended          ended        ended          ended
                                                           03/31/97#     03/31/96(b)    11/30/95      11/30/94#
 Operating performance:
Net asset value, beginning of period                   $ 10.42           $ 10.82       $  9.67     $ 10.88
Net investment income                                    0.69              0.23          0.73        0.74
 Net realized and unrealized gain/(loss) on
 investments                                           ( 0.18)           ( 0.40)         1.15      ( 1.06)
Net increase/(decrease) in net asset value from
 operations                                              0.51            ( 0.17)         1.88      ( 0.32)
 Distributions:
Dividends from net investment income                   ( 0.69)           ( 0.23)        ( 0.73)    ( 0.74)(a)
Distributions from net realized capital gains          ( 0.13)               --             --     ( 0.15)
 Total dividends and distributions                     ( 0.82)           ( 0.23)        ( 0.73)    ( 0.89)
Net asset value, end of period                         $ 10.11           $ 10.42       $ 10.82     $  9.67
 Total return++                                          4.97%           ( 1.59)%        20.11%    ( 3.05)%
====================================================== ========          =======       =======     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $152,070          $65,081       $64,800     $22,298
 Ratio of operating expenses to average net assets       0.75%(c)          0.77%+         0.80%      0.74%
Ratio of net investment income to average net assets     6.73%             6.49%+         7.03%      7.31%
 Portfolio turnover rate                                 278%                69%            96%       144%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.85%(c)          0.87%+         0.93%      0.95%



                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Includes distribution in excess of less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Short-Term Municipal
Income Fund                                       For a Share outstanding throughout each period


                                                             Year             Year             Year
Primary A Shares                                             ended            ended            ended
                                                          3/31/99(c)        03/31/98         03/31/97
 Operating performance:
Net asset value, beginning of period                   $ 10.05          $  9.95          $ 9.98
Net investment income                                    0.41             0.42            0.44
 Net realized and unrealized gain/(loss) on
 investments                                             0.05             0.10           (0.03)
Net increase/(decrease) in net asset value from
 operations                                              0.46             0.52            0.41
 Distributions:
Dividends from net investment income                   ( 0.41)          ( 0.42)          (0.44)
Distributions from net realized capital gains             --               --               --
 Total dividends and distributions                     ( 0.41)          ( 0.42)          (0.44)
Net asset value, end of period                         $ 10.10          $ 10.05          $ 9.95
 Total return++                                          4.71%            5.33%           4.15%
====================================================== =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $79,002          $70,740          $61,072
 Ratio of operating expenses to average net assets       0.40%(a)         0.40%(a)        0.40%(a)
Ratio of net investment income to average net assets     4.11%            4.17%           4.36%
 Portfolio turnover rate                                  53%              94%              80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.80%            0.77%           0.84%



                                                             Period             Year             Year
Primary A Shares                                              ended             ended            ended
                                                           03/31/96(b)        11/30/95         11/30/94
 Operating performance:
Net asset value, beginning of period                   $ 10.03            $  9.69          $ 9.96
Net investment income                                    0.15               0.44            0.38
 Net realized and unrealized gain/(loss) on
 investments                                           ( 0.05)              0.34           (0.27)
Net increase/(decrease) in net asset value from
 operations                                              0.10               0.78            0.11
 Distributions:
Dividends from net investment income                   ( 0.15)            ( 0.44)          (0.38)
Distributions from net realized capital gains             --                 --            (0.00)#
 Total dividends and distributions                     ( 0.15)            ( 0.44)          (0.38)
Net asset value, end of period                         $  9.98            $ 10.03          $ 9.69
 Total return++                                          0.96%              8.16%           1.09%
====================================================== =======            =======          ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $48,511            $49,961          $33,488
 Ratio of operating expenses to average net assets       0.40%+(a)          0.45%(a)        0.34%(a)
Ratio of net investment income to average net assets     4.37%+             4.38%           3.83%
 Portfolio turnover rate                                  16%                82%              57%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.86%+             0.93%           0.80%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.




Nations Intermediate Municipal
Bond Fund                                         For a Share outstanding throughout each period


                                                           Year             Year             Year
                                                           ended            ended            ended
Primary A Shares                                          3/31/99         03/31/98         03/31/97
 Operating performance:
Net asset value, beginning of period                 $ 10.30          $ 10.01          $ 10.03
Net investment income                                  0.47             0.48             0.48
 Net realized and unrealized gain/(loss) on
 investments                                           0.07             0.33           ( 0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.54             0.81             0.46
 Distributions:
Dividends from net investment income                 ( 0.47)          ( 0.48)          ( 0.48)
Distributions from net realized capital gains        ( 0.07)          ( 0.04)             --
 Total dividends and distributions                   ( 0.54)          ( 0.52)          ( 0.48)
Net asset value, end of period                       $ 10.30          $ 10.30          $ 10.01
 Total return++                                        5.33%            8.20%            4.63%
==================================================== ========         ========         ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $918,367         $867,154         $108,204
 Ratio of operating expenses to average net assets     0.50%(a)         0.50%(a)         0.50%(a)
Ratio of net investment income to average net
 assets                                                4.55%            4.65%            4.74%
 Portfolio turnover rate                                40%              47%              21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.68%            0.74%            0.81%



                                                           Period             Year             Year
Primary A Shares                                            ended             ended            ended
                                                         03/31/96(b)        11/30/95         11/30/94
 Operating performance:
Net asset value, beginning of period                 $ 10.17            $  9.24          $ 10.11
Net investment income                                  0.16               0.48             0.45
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.14)              0.93           ( 0.86)
Net increase/(decrease) in net asset value from
 operations                                            0.02               1.41           ( 0.41)
 Distributions:
Dividends from net investment income                 ( 0.16)            ( 0.48)          ( 0.45)#
Distributions from net realized capital gains           --                 --            ( 0.01)
 Total dividends and distributions                   ( 0.16)            ( 0.48)          ( 0.46)
Net asset value, end of period                       $ 10.03            $ 10.17          $  9.24
 Total return++                                        0.20%             15.60%          ( 4.25)%
==================================================== =======            =======          ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $77,423            $73,897          $38,055
 Ratio of operating expenses to average net assets     0.50%+(a)          0.45%(a)         0.35%(a)
Ratio of net investment income to average net
 assets                                                4.75%+             4.91%            4.59%
 Portfolio turnover rate                                 4%                31%              51%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.83%+             0.84%            0.88%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.


Nations Municipal Income Fund                     For a Share outstanding throughout each period



                                                              Year          Year
                                                              ended         ended
Primary A Shares                                             3/31/99      03/31/98
 Operating performance:
Net asset value, beginning of period                       $ 11.46       $ 10.89
Net investment income                                         0.54         0.57
 Net realized and unrealized gain/(loss) on investments       0.07         0.62
Net increase/(decrease) in net asset value from
 operations                                                   0.61         1.19
 Distributions:
Dividends from net investment income                         ( 0.54)     ( 0.57)
Distributions from net realized capital gains                ( 0.05)     ( 0.05)
 Total dividends and distributions                           ( 0.59)     ( 0.62)
Net asset value, end of period                             $ 11.48       $ 11.46
 Total return++                                                5.42%      11.12%
=========================================================  ========      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $635,629      $456,485
 Ratio of operating expenses to average net assets             0.60%       0.60%
Ratio of operating expenses to average net asset
 including interest expenses                                     --            (a)
 Ratio of net investment income to average net assets          4.71%       4.97%
Portfolio turnover rate                                          11%         38%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                 0.80%       0.84%



                                                               Year         Period         Year         Year
Primary A Shares                                              ended         ended         ended        ended
                                                             03/31/97    03/31/96(b)     11/30/95     11/30/94
 Operating performance:
Net asset value, beginning of period                        $ 10.84      $ 11.08        $  9.64      $ 11.33
Net investment income                                         0.59         0.20           0.59         0.57
 Net realized and unrealized gain/(loss) on investments       0.05       ( 0.24)          1.44       ( 1.44)
Net increase/(decrease) in net asset value from
 operations                                                   0.64       ( 0.04)          2.03       ( 0.87)
 Distributions:
Dividends from net investment income                        ( 0.59)      ( 0.20)        ( 0.59)      ( 0.57)#
Distributions from net realized capital gains                  --           --             --        ( 0.25)
 Total dividends and distributions                          ( 0.59)      ( 0.20)        ( 0.59)      ( 0.82)
Net asset value, end of period                              $ 10.89      $ 10.84        $ 11.08      $  9.64
 Total return++                                               6.03%      ( 0.41)%        21.55%      ( 8.17)%
=========================================================   =======      =======        =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $77,260      $68,022        $68,836      $59,279
 Ratio of operating expenses to average net assets            0.60%        0.60%+         0.60%        0.61%
Ratio of operating expenses to average net asset
 including interest expenses                                     (a)          (a)            (a)       0.62%
 Ratio of net investment income to average net assets         5.41%        5.35%+         5.63%        5.42%
Portfolio turnover rate                                        25%           4%            49%           63%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                0.91%        0.91%+         0.88%        0.90%



                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which was less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

[GRAPHIC]    Terms used in this prospectus


 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 Collateralized mortgage obligation (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 Commercial paper - a money market instrument issued by a large company.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Corporate obligation - a money market instrument issued by a corporation or commercial bank.

 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 Dollar roll transaction - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First Boston Convertible Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security issued by a foreign company or government.

 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or Prime-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.

 IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

 Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

 Lehman Aggregate Bond Index - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 Lehman Government Bond Index - an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

 Lehman Government/Corporate Bond Index - an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.

 Lehman Intermediate Government Bond Index - an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

 Lehman Intermediate Treasury Index - an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested.

 Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Merrill Lynch 1-3 Year Treasury Index - an index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

 S&P 5001 - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P MidCap 4001 - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SmallCap 6001 - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P/BARRA SmallCap Value Index1 - an unmanaged index of a group of stocks from the S&P SmallCap 600 that have low price-to-book ratios relative to the S&P SmallCap 600 as a whole. It is weighted by market capitalization, and is not available for investment.

 S&P/BARRA Value Index1 - an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is weighted by market capitalization, and is not available for investment.

 Salomon Brothers Mortgage Index - an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Wilshire 5000 Equity Index - an index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7, 000 companies. The index is weighted by market capitalization and is not available for investment.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

 (1)S&P and BARRA have not reviewed any stock included in the S&P 500, S&P 600, BARRA Index or BARRA SmallCap Index for its investment merit. S&P and BARRA determine and calculate their indexes independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indexes to track stock market performance. S&P and BARRA make no guarantees about the indexes, any data included in them and the suitability of the indexes or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of the McGraw-Hill Companies, Inc.

[GRAPHIC]     Where to find more information

 You'll find more information about the Equity, International, Index, Balanced, Fixed Income and Municipal Bond Funds in the following documents:


[GRAPHIC]     Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.


[GRAPHIC]     Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.765.2668

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255


        On the Internet: www.nationsbank.com/nationsfunds

        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.


        Public Reference Section of the SEC
        Washington, DC 20549-6009

        1.800.SEC.0330

        www.sec.gov


SEC file numbers:


Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614
Nations Reserves, 811-6030


NF-COMPROPA-8/99

[GRAPHIC]


EQUITY AND BALANCED FUNDS

PROSPECTUS -- INVESTOR A, B AND C SHARES


                                                     AUGUST 1, 1999
                                                     AUGUST 20, 1999 FOR
                                                     MARKED (*) FUNDS


Equity Funds
NATIONS CAPITAL INCOME FUND
NATIONS VALUE FUND
NATIONS EQUITY INCOME FUND
NATIONS BLUE CHIP FUND

NATIONS MARSICO GROWTH & INCOME FUND*

NATIONS STRATEGIC EQUITY FUND
NATIONS CAPITAL GROWTH FUND
NATIONS DISCIPLINED EQUITY FUND

NATIONS MARSICO FOCUSED EQUITIES FUND*

NATIONS EMERGING GROWTH FUND
NATIONS SMALL COMPANY GROWTH FUND


Balanced Funds

NATIONS BALANCED ASSETS FUND
NATIONS ASSET ALLOCATION FUND

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------
NOT FDIC
INSURED
------------------------
May Lose Value
------------------------
No Bank Guarantee
------------------------

Nations Funds

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------




[GRAPHIC]    TERMS USED IN THIS PROSPECTUS

             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.


[GRAPHIC]    YOU'LL FIND TERMS USED IN
             THIS PROSPECTUS ON PAGE 115.

             YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

 This booklet, which is called a prospectus, tells you about two groups of Nations Funds -- our Equity and Balanced Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

     ABOUT THE FUNDS
     Each Fund group has a different investment focus:

      o  Equity Funds invest primarily in EQUITY SECURITIES of U.S. companies

      o Balanced Funds invest in a mix of equity and FIXED INCOME SECURITIES, as well as MONEY MARKET INSTRUMENTS

 The Funds also have different risk/return characteristics because they invest in different kinds of securities.

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk.

 Fixed income securities have the potential to provide you with income. They also have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

 Money market instruments include short-term DEBT SECURITIES that are government issued or guaranteed or have relatively low risk. Over time, the return on these investments may be lower than the return on other kinds of investments.

 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.


 CHOOSING THE RIGHT FUNDS FOR YOU

 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Equity Funds all focus on long-term growth. They may be suitable for you if:

      o  you have longer-term investment goals

      o  they're part of a balanced portfolio

      o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

 They may not be suitable for you if:

      o you're not prepared to accept or are unable to bear the risks associated with equity securities

      o  you have short-term investment goals

      o  you're looking for a regular stream of income

 The Balanced Funds invest in a mix of equity and fixed income securities, as well as money market instruments. They may be suitable for you if:

      o  you're looking for both long-term growth and income

      o  you want a diversified portfolio in a single mutual fund

 They may not be suitable for you if:

      o you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

      o  you have short-term investment goals

      o  you're looking for a regular stream of income

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 6.

 FOR MORE INFORMATION

 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.


 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.


             BANC OF AMERICA ADVISORS, INC. (BAAI)* IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.



[GRAPHIC]    YOU'LL FIND MORE ABOUT
             BAAI AND THE SUB-ADVISERS
             STARTING ON PAGE 66.

             *BAAI'S NAME IS EXPECTED TO BE CHANGED FROM NATIONSBANC ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.



[GRAPHIC]    About the Funds

Equity Funds
NATIONS CAPITAL INCOME FUND                                6
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------
NATIONS VALUE FUND                                        11
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------
NATIONS EQUITY INCOME FUND                                15
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------
NATIONS BLUE CHIP FUND                                    20
Sub-adviser: Chicago Equity Partners Corporation
---------------------------------------------------------------
NATIONS MARSICO GROWTH & INCOME FUND                      25
Sub-adviser: Marsico Capital Management, LLC
---------------------------------------------------------------
NATIONS STRATEGIC EQUITY FUND                             30
Sub-adviser: Bank of America Investment Management
---------------------------------------------------------------
NATIONS CAPITAL GROWTH FUND                               33
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------
NATIONS DISCIPLINED EQUITY FUND                           37
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES FUND                     41
Sub-adviser: Marsico Capital Management, LLC
---------------------------------------------------------------
NATIONS EMERGING GROWTH FUND                              46
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------
NATIONS SMALL COMPANY GROWTH FUND                         50
Sub-adviser: TradeStreet Investment Associates, Inc.
Balanced Funds
---------------------------------------------------------------
NATIONS BALANCED ASSETS FUND                              54
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------
NATIONS ASSET ALLOCATION FUND                             59
Sub-advisers: TradeStreet Investment Associates, Inc.,
Chicago Equity Partners Corporation
---------------------------------------------------------------
OTHER IMPORTANT INFORMATION                               64
---------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                 66

[GRAPHIC]    About your investment

INFORMATION FOR INVESTORS
  Choosing a share class                                71
  Buying, selling and exchanging shares                 80
  How selling and servicing agents are paid             88
  Distributions and taxes                               90
---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                    92
---------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                          115
---------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                  BACK COVER

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S CAPITAL INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 67.

[GRAPHIC]    WHAT ARE CONVERTIBLE SECURITIES?

             CONVERTIBLE SECURITIES, WHICH INCLUDE CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCKS, CAN BE EXCHANGED FOR COMMON STOCK AT A SPECIFIED RATE. THE COMMON STOCK IT CONVERTS TO IS CALLED THE "UNDERLYING" COMMON STOCK.

             CONVERTIBLE SECURITIES TYPICALLY:

               o HAVE HIGHER INCOME POTENTIAL THAN THE UNDERLYING COMMON STOCK

               o ARE AFFECTED LESS BY CHANGES IN THE STOCK MARKET THAN THE
                 UNDERLYING COMMON STOCK

               o HAVE THE POTENTIAL TO INCREASE IN VALUE IF THE VALUE OF THE
                 UNDERLYING COMMON STOCK INCREASES


 Nations Capital Income Fund


[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        The Fund normally invests at least 65% of its assets in CONVERTIBLE SECURITIES mostly issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

 Most convertible securities are not INVESTMENT GRADE. The portfolio management team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO).The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team looks for opportunities to participate in the growth potential of the underlying COMMON STOCKS, while earning income that is generally higher than the income these stocks earn.

 When identifying individual investments, the portfolio management team evaluates a number of factors, including:

      o  the issuer's financial strength and revenue outlook


      o  earnings trends, including changes in earnings estimates

      o  the security's conversion feature and other characteristics


 The team diversifies the Fund's assets among different sized companies, tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The portfolio management team also may convert securities to common shares when it believes it's appropriate to do so.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 64 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations Capital Income Fund has the following risks:

         o INVESTMENT STRATEGY RISK - The management team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

         o STOCK MARKET RISK - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

         o INTEREST RATE RISK - The prices of the Fund's FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


         o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

         o CONVERTIBLE SECURITY FEATURES - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
35.32%    -4.31%    38.24%    21.34%    22.71%    -5.85%    24.11%    19.45%    21.96%    6.58%

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 10.31%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 3rd quarter 1991:             17.59%
  Worst: 3rd quarter 1990:           -12.28%



        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998*
        The table shows the Fund's average annual total return for each period, compared with the FIRST BOSTON CONVERTIBLE INDEX, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.



                                                                                    Since
                                          1 year       5 years      10 years      inception
        Investor A Shares                  0.46%        11.32%        16.37%        14.85%
        Investor C Shares                  5.30%           --            --         13.63%
        First Boston Convertible Index     6.55%        10.83%        12.30%        11.37**



        *Investor B Shares have been in operation for less than a full calendar year, so no performance information for this class of shares has been included in this prospectus.

        **Return is from inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                          5.75%         none          none
        Maximum deferred sales charge (load),
        as a % of net asset value                  none(1)       5.00%(2)      1.00%(3)
        Redemption fee, as a %
        of the amount sold                         none          none          none
        ANNUAL FUND OPERATING EXPENSES(4)
        (Expenses that are deducted from the
          Fund's assets)
        Management fees                            0.65%        0.65  %       0.65  %
        Distribution (12b-1) and shareholder
        servicing fees                             0.25%        1.00  %       1.00  %
        Other expenses                             0.35%        0.35  %       0.35  %
                                                 ------        --------      --------
        Total annual Fund operating expenses       1.25%        2.00  %       2.00  %
        Fee waivers and/or reimbursements         (0.02)%      (0.02) %      (0.02) %
                                                 ------        --------      --------
        Total net expenses(5)                      1.23%        1.98   %      1.98   %
                                                 ======        ========      ========



         (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 73 for details.

         (2) This charge decreases over time. Please see page 74 for details.

         (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 75 for details.

         (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until May 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire in May 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       1 year     3 years     5 years     10 years
  Investor A Shares     $693       $948        $1,221      $2,001
  Investor B Shares     $701       $926        $1,276      $2,132
  Investor C Shares     $301       $626        $1,076      $2,326



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $201       $626        $1,076      $2,132
  Investor C Shares     $201       $626        $1,076      $2,326

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------





[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET) IS THIS FUND'S SUB-ADVISER. TRADESTREET'S VALUE MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 67.



[GRAPHIC]    WHAT IS VALUE INVESTING?

             VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

             THE MANAGEMENT TEAM USES FUNDAMENTAL ANALYSIS TO HELP DECIDE WHETHER THE CURRENT STOCK PRICE OF A COMPANY MAY BE LOWER THAN THE COMPANY'S TRUE VALUE, AND THEN LOOKS FOR THINGS THAT COULD TRIGGER A RISE IN PRICE, LIKE A NEW PRODUCT LINE, NEW PRICING OR A CHANGE IN MANAGEMENT. THIS TRIGGER IS OFTEN CALLED A "CATALYST."

 Nations Value Fund


[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks growth of capital by investing in companies that are believed to be undervalued.

[GRAPHIC]     PRINCIPAL INVESTMENT STRATEGIES


        The Fund normally invests at least 65% of its assets in COMMON STOCKS of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses FUNDAMENTAL ANALYSIS to identify stocks of companies that it believes are undervalued, looking at, among other things:

         o   the quality of the company

         o   the company's projected earnings and dividends

         o the stock's PRICE-TO-EARNINGS RATIO relative to other stocks in the same industry or economic sector. The team believes that companies with lower price-to-earnings ratios are generally more likely to provide better opportunities for capital appreciation

         o   the stock's potential to provide total return

         o   the value of the stock relative to the overall stock market

 The team also looks for a "catalyst" for improved earnings. This could be, for example, a new product, new management or a new sales channel.

 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:


         o   may limit the number of buy and sell transactions it makes

         o will try to sell shares that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a CAPITAL LOSS

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS FUND STARTING ON
               PAGE 64 AND IN THE SAI.



[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.




[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations Value Fund has the following risks:

         o INVESTMENT STRATEGY RISK - The management team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

         o STOCK MARKET RISK - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
0.32%*    3.53%     25.86%    7.12%     16.06%    -3.08%    35.78%    20.85%    26.30%    17.14%

                *Return is from inception (12-6-89) to 12-31-89.


[GRAPHIC]    YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 6.90%

             BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 4th quarter 1998:             19.39%
  Worst: 3rd quarter 1998:           -12.32%

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEXES' RETURNS DO NOT REFLECT SALES CHARGES.



[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY,
             AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the S&P/BARRA VALUE INDEX. The S&P 500 is an unmanaged index of 500 widely held common stocks. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. These indexes are weighted by market capitalization and are not available for investment.



                                                                Since
                                  1 year       5 years        inception
  Investor A Shares               10.39%        17.27%         15.19%
  Investor B Shares               11.16%        17.77%         17.86%
  Investor C Shares               15.54%        18.04%         17.40%
  S&P 500                         28.58%        24.06%         18.03%**
  S&P/BARRA Value Index           14.68%        19.88%         15.80%**



        **Return is from inception of Investor A Shares. The inception dates for classes shown may vary.



[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%         none          none
        Maximum deferred sales charge,
        as a % of net asset value                none(1)      5.00%(2)        1.00%(3)
        Redemption fee, as a %
        of the amount sold                       none(4)       none          none
        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the
          Fund's assets)
        Management fees                          0.65%          0.65  %       0.65  %
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%          1.00  %       1.00  %
        Other expenses                           0.31%          0.31  %       0.31  %
                                                 -----         --------      --------
        Total annual Fund operating expenses     1.21%          1.96  %       1.96  %
                                                 =====         ========      ========



         (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 73 for details.

         (2) This charge decreases over time. Please see page 74 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 73 for details.

         (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 75 for details.

         (4) A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 73 for details.

         (5) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         1 year     3 years     5 years     10 years
  Investor A Shares     $691       $938        $1,203      $1,960
  Investor B Shares     $699       $915        $1,257      $2,091
  Investor C Shares     $299       $615        $1,057      $2,285



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $199       $615        $1,057      $2,091
  Investor C Shares     $199       $615        $1,057      $2,285

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------





[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S STRUCTURED PRODUCTS MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 67.


[GRAPHIC]    WHY INVEST IN AN EQUITY INCOME FUND?

             EQUITY INCOME FUNDS ARE GENERALLY CONSIDERED TO BE A MORE CONSERVATIVE EQUITY INVESTMENT BECAUSE THEY INVEST IN LARGE, WELL-ESTABLISHED COMPANIES THAT PAY REGULAR DIVIDENDS. THESE COMPANIES TEND TO BE LESS VOLATILE THAN OTHER KINDS OF COMPANIES.

 Nations Equity Income Fund


[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks current income and growth of capital by investing in companies with above-average DIVIDEND YIELDS.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


        The Fund normally invests in 100 to 150 companies in a broad range of industries with market capitalizations of at least $5 billion. The Fund tries to provide a higher yield than the S&P 500. The Fund generally invests at least 65% of its assets in COMMON STOCKS that pay dividends and that are listed on a national exchange or are traded on an established OVER-THE-COUNTER MARKET.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team evaluates the overall economy, industry conditions and the financial conditions and management of each company, using a process called FUNDAMENTAL ANALYSIS, to identify stocks of companies whose earnings are believed to have the potential to grow. When selecting investments, the management team looks at, among other things:

         o   value characteristics like book value, earnings yield and cash flow


         o growth characteristics like the rate of growth of a company's stock price and earnings

         o   a security's potential for above-average dividend yield


 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:


         o   may limit the number of buy and sell transactions it makes

         o will try to sell shares that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a CAPITAL LOSS

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 64 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.


[GRAPHIC]     RISKS AND OTHER THINGS TO CONSIDER


        Nations Equity Income has the following risks:


         o INVESTMENT STRATEGY RISK - The management team chooses stocks that it believes have the potential for dividend growth and capital appreciation. There is a risk that dividend payments and the value of these investments will not rise as high as the team expects, or will fall.


         o STOCK MARKET RISK - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1991      1992      1993      1994      1995      1996      1997      1998
13.95%*   9.77%     12.47%    -1.29%    27.35%    19.61%    25.72%    3.25%

                *Return is from inception (4-16-91) to 12-31-91.


[GRAPHIC]    YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  7.22%

             BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 4th quarter 1998:             14.21%
  Worst: 3rd quarter 1998:           -14.75%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.


                                                      Since
                        1 year       5 years        inception
  Investor A Shares      -2.70%       12.97%          13.13  %
  Investor B Shares      -2.10%       13.44%          13.42  %
  Investor C Shares      1.76%        13.69%          13.71  %
  S&P 500               28.58%        24.06%          19.65%**



        **Return is from inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --  SALES CHARGES YOU PAY DIRECTLY,
             AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.



[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%           none           none
        Maximum deferred sales charge (load),
        as a % of net asset value                 none(1)        5.00%(2)        1.00%(3)
        Redemption fee, as a %
        of the amount sold                        none(4)        none           none
        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the
          Fund's assets)
        Management fees                          0.65%          0.65  %       0.65  %
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%          1.00  %       1.00  %
        Other expenses                           0.28%          0.28  %       0.28  %
                                                 -----         --------      --------
        Total annual Fund operating expenses     1.18%          1.93  %       1.93  %
                                                 =====         ========      ========



         (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 73 for details.

         (2) This charge decreases over time. Please see page 74 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 73 for details.

         (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 73 for details.

         (4) A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 73 for details.

         (5) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       1 year     3 years     5 years     10 years
  Investor A Shares     $688       $929        $1,188      $1,927
  Investor B Shares     $696       $906        $1,242      $2,059
  Investor C Shares     $296       $606        $1,042      $2,254



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $196       $606        $1,042      $2,059
  Investor C Shares     $196       $606        $1,042      $2,254

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------




[GRAPHIC]    ABOUT THE SUB-ADVISER


             THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER" FUND. A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.


             BAAI IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND CHICAGO EQUITY PARTNERS CORPORATION (CHICAGO EQUITY) IS ITS SUB-ADVISER. CHICAGO EQUITY'S EQUITY MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.



[GRAPHIC]    YOU'LL FIND MORE ABOUT
             CHICAGO EQUITY ON PAGE 69.



[GRAPHIC]    WHY INVEST IN NATIONS BLUE CHIP FUND?

             NATIONS BLUE CHIP FUND MAY BE SUITABLE FOR INVESTORS WHO ARE LOOKING FOR A "CORE" EQUITY HOLDING FOR THEIR PORTFOLIO. IT'S CONSIDERED TO BE A MORE CONSERVATIVE EQUITY INVESTMENT BECAUSE IT INVESTS IN A BROAD RANGE OF LARGE, WELL-ESTABLISHED COMPANIES. THESE COMPANIES TEND TO BE LESS VOLATILE THAN OTHER KINDS OF COMPANIES.


 Nations Blue Chip Fund


[GRAPHIC]     INVESTMENT OBJECTIVE

        This Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks.


[GRAPHIC]     PRINCIPAL INVESTMENT STRATEGIES

        The Fund invests all of its assets in Nations Blue Chip Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in blue chip stocks. These are stocks of well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.


 The Master Portfolio primarily invests in blue chip stocks that are included in the S&P 500, but may invest up to 15% of its assets in stocks that are not included in the index. It usually holds approximately 100 stocks.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team uses QUANTITATIVE ANALYSIS to analyze fundamental information about securities and identify value. Starting with a universe of approximately 700 COMMON STOCKS, the portfolio management team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

         o   changes in actual and expected earnings

         o   unexpected changes in earnings

         o   PRICE-TO-EARNINGS RATIO

         o   price-to-book ratio

         o   price-to-cash flow

 The portfolio management team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when there is a development in the company or its industry that causes earnings estimates to fall, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 64 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Blue Chip Fund has the following risks:

         o INVESTMENT STRATEGY RISK - The Master Portfolio uses quantitative analysis to select blue chip stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.


         o STOCK MARKET RISK - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

         o INVESTING IN THE MASTER PORTFOLIO - Other mutual funds and eligible investors can buy shares in the Master Portfolio. For example, the World Horizon U.S. Equity Fund, which is also managed by BAAI, invests all of its assets in the Master Portfolio.

         All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

         The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1994      1995      1996      1997      1998
0.66%*    35.78%    23.76%    32.70%    27.86%

                *Return is from inception (1-13-94) to 12-31-94.


[GRAPHIC]    YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 11.24%

             BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 4th quarter 1998:             23.71%
  Worst: 3rd quarter 1998:           -12.18%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998**

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.


                                                Since
                              1 year          inception
  Investor A Shares           20.50%            22.19  %
  Investor C Shares           26.24%            27.81  %
  S&P 500                     28.58%            24.06%***



        **Investor B Shares have been in operation for less than a full calendar year, so no performance information for this class of shares has been included in this prospectus.

       ***Return is from inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.




[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                          5.75%         none          none
        Maximum deferred sales charge (load),
        as a % of net asset value                  none(1)        5.00%(2)     1.00%(3)
        Redemption fee, as a %
        of the amount sold                         none          none          none
        ANNUAL FUND OPERATING EXPENSES(4)
        (Expenses that are deducted from the
          Fund's assets)(5)
        Management fees                            0.65%        0.65  %       0.65  %
        Distribution (12b-1) and shareholder
        servicing fees                             0.25%        1.00  %       1.00  %
        Other expenses                             0.34%        0.34  %       0.34  %
                                                 ------        --------      --------
        Total annual Fund operating expenses       1.24%        1.99  %       1.99  %
        Fee waivers and/or reimbursements         (0.04)%      (0.04) %      (0.04) %
                                                 ------        --------      --------
        Total net expenses6                        1.20%        1.95   %      1.95   %
                                                 ======        ========      ========



         (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 73 for details.

         (2) This charge decreases over time. Please see page 74 for details.

         (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 75 for details.

         (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5) These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

         (6) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until May 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire in May 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                      1 year     3 years     5 years     10 years
  Investor A Shares     $690       $943        $1,214      $1,988
  Investor B Shares     $698       $920        $1,269      $2,119
  Investor C Shares     $298       $620        $1,069      $2,313



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $198       $620        $1,069      $2,119
  Investor C Shares     $198       $620        $1,069      $2,313

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]    ABOUT THE SUB-ADVISER

             THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER" FUND. A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

             BAAI IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




[GRAPHIC]    YOU'LL FIND MORE ABOUT
             MARSICO CAPITAL AND
             MR. MARSICO ON PAGE 67.


[GRAPHIC]    WHY INVEST IN A GROWTH AND INCOME FUND?


             GROWTH AND INCOME FUNDS CAN INVEST IN A MIX OF EQUITY AND FIXED INCOME SECURITIES. THIS CAN HELP REDUCE VOLATILITY AND PROVIDE THE FUND WITH THE FLEXIBILITY TO SHIFT AMONG SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

             WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.


 Nations Marsico Growth & Income Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks long-term growth of capital with a limited emphasis on income.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


        The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio invests primarily in EQUITY SECURITIES of large capitalization companies that are selected for their growth potential. It invests at least 25% of its assets in securities that are believed to have income potential, and generally holds 35 to 50 securities. It may hold up to 25% of its assets in FOREIGN SECURITIES.

 Marsico Capital may shift assets between growth and income securities based on its assessment of market, financial and economic conditions. The Master Portfolio, however, is not designed to produce a consistent level of income.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:


         o products, markets or technologies in flux that can result in extraordinary growth

         o strong brand franchises that can take advantage of a changing global environment

         o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

         o movement with, not against, the major social, economic and cultural shifts taking place in the world

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON
             PAGE 64 AND IN THE SAI.



 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations Marsico Growth & Income Fund has the following risks:

         o INVESTMENT STRATEGY RISK - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.
         o STOCK MARKET RISK - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.
         o INTEREST RATE RISK - The prices of the Master Portfolio's FIXED INCOME SECURITIES will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
         o CREDIT RISK - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.
         o FOREIGN INVESTMENT RISK - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


             FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER EQUITY FUNDS MANAGED BY THOMAS MARSICO, SEE HOW THE FUNDS ARE MANAGED.


         o INVESTING IN THE MASTER PORTFOLIO - The Fund began investing in the Master Portfolio in August 1999. Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.



[BAR CHART APPEARS HERE]

1998
38.62%


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 14.03%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 4th quarter 1998:             20.75%
  Worst: 3rd quarter 1998:           -12.24%

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held COMMON STOCKS, weighted by market capitalization. The S&P 500 is not available for investment.



                              1 year
  Investor A Shares           30.65%
  Investor B Shares           32.92%
  Investor C Shares           37.22%
  S&P 500                     28.58%



[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES                                Investor A    Investor B    Investor C
(Fees paid directly from your investment)         Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%          none          none
        Maximum deferred sales charge,
        as a % of net asset value                none(1)       5.00%(2)        1.00%(3)
        Redemption fee, as a %
        of the amount sold                       none(4)        none          none
        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the
          Fund's assets)(6)
        Management fees                          0.75%          0.75  %       0.75  %
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%          1.00  %       1.00  %
        Other expenses                           0.50%          0.50  %       0.50  %
                                                 -----         --------      --------
        Total annual Fund operating expenses     1.50%          2.25  %       2.25  %
                                                 =====         ========      ========



         (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 73 for details.

         (2) This charge decreases over time. Please see page 74 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 73 for details.

         (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 75 for details.

         (4) A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 73 for details.

         (5) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (6) These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       1 year     3 years     5 years     10 years
  Investor A Shares     $719       $1,023      $1,348      $2,266
  Investor B Shares     $728       $1,003      $1,405      $2,396
  Investor C Shares     $328       $  703      $1,205      $2,585



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $228       $703        $1,205      $2,396
  Investor C Shares     $228       $703        $1,205      $2,585

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             BANK OF AMERICA INVESTMENT MANAGEMENT (BAIM) IS THIS FUND'S SUB-ADVISER. MICHAEL E. KENNEALLY MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT
             BAIM AND MR. KENNEALLY
             ON PAGE 69.

[GRAPHIC]    MINIMIZING TAXES

             THIS FUND TRIES TO REPLACE -- OR TURN OVER -- NO MORE THAN 25% OF ITS INVESTMENTS IN A YEAR. MANAGING THE NUMBER OF BUY AND SELL TRANSACTIONS THE FUND MAKES CAN HELP REDUCE THE CAPITAL GAINS IT DISTRIBUTES.


 Nations Strategic Equity Fund

 [GRAPHIC]    INVESTMENT OBJECTIVE


        This Fund seeks long-term, after-tax returns by investing in a diversified portfolio of COMMON STOCKS.


[GRAPHIC]     PRINCIPAL INVESTMENT STRATEGIES


        The Fund normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Fund normally holds 60 to 80 securities, which include common stocks, PREFERRED STOCKS and CONVERTIBLE SECURITIES like WARRANTS and RIGHTS.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio manager identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the portfolio manager assesses the investment potential of these companies and their industries by evaluating:


         o   the growth prospects of the company's industry

         o   the company's relative competitive position in the industry


 The portfolio manager believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The portfolio manager then uses QUANTITATIVE ANALYSIS to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 The portfolio manager may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS and income distributed to shareholders. For example, the portfolio manager:

         o will focus on long-term investments to try to limit the number of buy and sell transactions

         o will try to sell securities that have the lowest tax burden on shareholders


         o may offset capital gains by selling securities to realize a CAPITAL LOSS

         o   invests primarily in securities with lower DIVIDEND YIELDS
         o   may use options, instead of selling securities


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The portfolio manager may sell a security when he believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the portfolio manager considers the security's price to be overvalued, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON
             PAGE 64 AND IN THE SAI.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Strategic Equity Fund has the following risks:

         o INVESTMENT STRATEGY RISK - The portfolio manager chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.
         o STOCK MARKET RISK - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.
         o CONVERTIBLE SECURITY FEATURES - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The Fund has been in operation for less than a full calendar year, so no performance information has been included in this prospectus.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%           none            none
        Maximum deferred sales charge (load),
        as a % of net asset value                 none(1)        5.00%(2)        1.00%(3)
        Redemption fee, as a %
        of the amount sold                        none           none            none
        ANNUAL FUND OPERATING EXPENSES(4)
        (Expenses that are deducted from the
          Fund's assets)
        Management fees                          0.65%          0.65  %       0.65  %
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%          1.00  %       1.00  %
        Other expenses                           0.44%          0.44  %       0.44  %
                                                 -----         --------      --------
        Total annual Fund operating expenses     1.34%          2.09  %       2.09  %
                                                 =====         ========      ========



         (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 73 for details.

         (2) This charge decreases over time. Please see page 74 for details.

         (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 75 for details.

         (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       1 year     3 years     5 years     10 years
  Investor A Shares     $704       $976        $1,268      $2,098
  Investor B Shares     $712       $955        $1,324      $2,229
  Investor C Shares     $312       $655        $1,124      $2,421



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $212       $655        $1,124      $2,229
  Investor C Shares     $212       $655        $1,124      $2,421

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S CORE GROWTH MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 67.


[GRAPHIC]    WHAT IS A GROWTH FUND?

             GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

 Nations Capital Growth Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


        The Fund normally invests at least 65% of its assets in COMMON STOCKS of companies that have one or more of the following characteristics:


         o   above-average earnings growth compared with the S&P 500

         o established operating histories, strong balance sheets and favorable financial performance

         o   above-average return on equity compared with the S&P 500


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 When identifying investments, the management team starts with a universe of companies from the WILSHIRE 5000 EQUITY INDEX, an index that measures the performance of the EQUITY SECURITIES of over 7,000 companies headquartered in the United States. The index is weighted by market capitalization and is not available for investment. The team then identifies a group of companies with market capitalizations of more than $1 billion that it believes have strong growth potential -- around 750 companies. The team then chooses investments from this group based on intensive financial research, visits to companies and market conditions, looking for companies:


         o   whose earnings growth is projected to be higher than average

         o that develop or apply new technologies, new and improved methods of distribution, or new services

         o   that may benefit from changing consumer demands and lifestyles


 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:


         o   may limit the number of buy and sell transactions it makes

         o will try to sell shares that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a CAPITAL LOSS

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 64 AND IN THE SAI.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations Capital Growth Fund has the following risks:


         o INVESTMENT STRATEGY RISK - The management team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.


         o STOCK MARKET RISK - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998
7.77%*    7.53%     -1.55%    28.56%    18.29%    30.36%    29.73%

                *Return is from inception (10-2-92) to 12-31-92.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  10.61%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 4th quarter 1998:             28.21%
  Worst: 3rd quarter 1998:            -14.93%

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.



                                                      Since
                        1 year       5 years        inception
  Investor A Shares     22.23%        19.00%         17.68  %
  Investor B Shares     23.84%        19.32%         19.08  %
  Investor C Shares     27.72%        19.70%         18.07  %
  S&P 500               28.58%        24.06%         21.62%**



        **Return is from inception of Investor A Shares. The inception dates for classes shown may vary.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND


        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%           none          none
        Maximum deferred sales charge,
        as a % of net asset value                none(1)        5.00%(2)        1.00%(3)
        Redemption fee, as a %
        of the amount sold                       none(4)         none          none
        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the
          Fund's assets)
        Management fees                          0.65%          0.65  %       0.65  %
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%          1.00  %       1.00  %
        Other expenses                           0.33%          0.33  %       0.33  %
                                                 -----         --------      --------
        Total annual Fund operating expenses     1.23%          1.98  %       1.98  %
                                                 =====         ========      ========



         (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 73 for details.

         (2) This charge decreases over time. Please see page 74 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 73 for details.

         (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 75 for details.

         (4) A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 73 for details.

         (5) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       1 year     3 years     5 years     10 years
  Investor A Shares     $693       $944        $1,213      $1,981
  Investor B Shares     $701       $921        $1,268      $2,113
  Investor C Shares     $301       $621        $1,068      $2,306



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                         1 year     3 years     5 years     10 years
  Investor B Shares     $201       $621        $1,068      $2,113
  Investor C Shares     $201       $621        $1,068      $2,306

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S STRUCTURED PRODUCTS MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 67.


[GRAPHIC]    WHY USE A COMPUTER MODELING SYSTEM?


             THE MANAGEMENT TEAM USES A COMPUTER MODELING SYSTEM AS A KEY COMPONENT IN MANAGING THIS FUND. THE SYSTEM RANKS STOCKS BASED ON THE RELATIVE SIZE AND RATE OF GROWTH OF A COMPANY'S EARNINGS (EARNINGS MOMENTUM), AND ON THE VALUE OF ITS STOCK COMPARED WITH OTHERS IN THE SAME INDUSTRY. THIS HELPS THE TEAM CHOOSE STOCKS THAT HAVE THE POTENTIAL TO GENERATE ATTRACTIVE RETURNS.


 Nations Disciplined Equity Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks growth of capital by investing in companies that are expected to produce significant increases in earnings per share.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        The Fund normally invests at least 65% of its assets in COMMON STOCKS of large and medium-sized U.S. companies. These companies typically have a market capitalization of $1 billion or more.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses a computer modeling system to help construct a portfolio of 40 to 60 securities diversified across industry sectors. Each security selected for investment by the Fund is in the top third of the securities ranked by the team's quantitative model for earnings momentum and in the top third of securities ranked by the model on a valuation basis.

 When selecting investments, the team looks for securities it believes are attractively priced with increasing earnings. It uses QUANTITATIVE ANALYSIS, which is an analysis of a company's financial information, to:


         o identify companies with improving profit potential and increasing earnings

         o   identify companies with favorable PRICE-TO-EARNINGS RATIOS

         o identify companies with positive earnings trends. In general, these companies also tend to experience favorable trends in their stock prices

         o rank the attractiveness of EQUITY SECURITIES based on a "multi-factor" valuation model, a computer modeling system that takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth compared with its market price. The model also considers growth measures like price momentum and the size and rate of earnings growth to compare a stock with others in the same industry


 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS it distributes to shareholders. For example, the team:


         o   may limit the number of buy and sell transactions it makes

         o will try to sell shares that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a CAPITAL LOSS

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 64 AND IN THE SAI.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

 The team may sell a security when its earnings momentum begins to deteriorate, when there is a development in the company that causes earnings estimates to fall, or for other reasons.


[GRAPHIC]     RISKS AND OTHER THINGS TO CONSIDER


        Nations Disciplined Equity Fund has the following risks:


         o INVESTMENT STRATEGY RISK - The team uses a quantitative approach to select investments it believes are attractively valued and whose earnings per share are likely to increase. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.


         o STOCK MARKET RISK - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1993      1994      1995      1996      1997      1998
15.06%*   -6.42%    27.30%    21.90%    29.59%    25.57%

                *Return is from inception (7-26-93) to 12-31-93.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 11.34%

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.



[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 4th quarter 1998:             24.55%
  Worst: 3rd quarter 1998:            -15.31%



        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.



                                                      Since
                        1 year       5 years        inception
  Investor A Shares     18.34%        17.36%         18.91  %
  Investor B Shares     19.72%           --          21.97  %
  Investor C Shares     23.69%           --          25.89  %
  S&P 500               28.58%        24.06%         23.21%**

        **Return is from inception of Investor A Shares. The inception dates for classes shown may vary.



[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%          none            none
        Maximum deferred sales charge
        (load), as a % of net asset value        none(1)        5.00%(2)        1.00%(3)
        Redemption fee, as a %
        of the amount sold                       none(4)        none            none
        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the
          Fund's assets)
        Management fees                          0.65%          0.65  %       0.65  %
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%          1.00  %       1.00  %
        Other expenses                           0.34%          0.34  %       0.34  %
                                                 -----         --------      --------
        Total annual Fund operating expenses     1.24%          1.99  %       1.99  %
                                                 =====         ========      ========



         (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 73 for details.

         (2) This charge decreases over time. Please see page 74 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 73 for details.

         (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 75 for details.

         (4) A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 73 for details.

         (5) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       1 year     3 years     5 years     10 years
  Investor A Shares     $694       $946        $1,218      $1,992
  Investor B Shares     $702       $924        $1,273      $2,123
  Investor C Shares     $302       $624        $1,073      $2,317



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $202       $624        $1,073      $2,123
  Investor C Shares     $202       $624        $1,073      $2,317

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER


             THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER" FUND. A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

             BAAI IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             MARSICO CAPITAL AND
             MR. MARSICO ON PAGE 67.


[GRAPHIC]    WHAT IS A FOCUSED FUND?


             A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES WITH EARNINGS THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

             BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.


 Nations Marsico Focused Equities Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks long-term growth of capital.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


        The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in COMMON STOCKS of large companies. The Master Portfolio, which is NON-DIVERSIFIED, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in FOREIGN SECURITIES.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

         o products, markets or technologies in flux that can result in extraordinary growth
         o strong brand franchises that can take advantage of a changing global environment
         o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets
         o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON
             PAGE 64 AND IN THE SAI.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Marsico Focused Equities Fund has the following risks:


         o INVESTMENT STRATEGY RISK - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

         o HOLDING FEWER INVESTMENTS - This Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of this Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

         o STOCK MARKET RISK - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

         o FOREIGN INVESTMENT RISK - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

         o INVESTING IN THE MASTER PORTFOLIO - The Fund began investing in the Master Portfolio in August 1999. Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

         The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER EQUITY FUNDS MANAGED BY THOMAS MARSICO, SEE HOW THE FUNDS ARE MANAGED.


[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

(BAR CHART APPEARS HERE)

1998
50.14%


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 15.17%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 4th quarter 1998:             22.46%
  Worst: 3rd quarter 1998:            -8.99%



        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.



                              1 year
  Investor A Shares           41.51%
  Investor B Shares           44.34%
  Investor C Shares           48.14%
  S&P 500                     28.58%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND


        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%           none         none
        Maximum deferred sales charge
        (load), as a % of net asset value        none(1)        5.00%(2)      1.00%(3)
        Redemption fee, as a %
        of the amount sold                       none(4)        none          none
        ANNUAL FUND OPERATING EXPENSES5
        (Expenses that are deducted from the
          Fund's assets)(6)
        Management fees                          0.75%          0.75  %       0.75  %
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%          1.00  %       1.00  %
        Other expenses                           0.31%          0.31  %       0.31  %
                                                 -----         --------      --------
        Total annual Fund operating expenses     1.31%          2.06  %       2.06  %
                                                 =====         ========      ========



         (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 73 for details.

         (2) This charge decreases over time. Please see page 74 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 73 for details.

         (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 75 for details.

         (4) A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 73 for details.

         (5) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (6) These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       1 year     3 years     5 years     10 years
  Investor A Shares     $701       $967        $1,253      $2,066
  Investor B Shares     $709       $946        $1,308      $2,197
  Investor C Shares     $309       $646        $1,108      $2,390



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $209       $646        $1,108      $2,197
  Investor C Shares     $209       $646        $1,108      $2,390

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S STRATEGIC GROWTH MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 67.


[GRAPHIC]    WHAT IS AN EMERGING GROWTH FUND?

             AN EMERGING GROWTH FUND INVESTS IN EMERGING GROWTH COMPANIES. THESE ARE TYPICALLY MEDIUM-SIZED AND SMALLER COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.


             THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.


 Nations Emerging Growth Fund

[GRAPHIC]     INVESTMENT OBJECTIVE

        This Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


        The Fund normally invests at least 65% of its assets in companies chosen from a universe of emerging growth companies. The Fund generally holds 75 to 130 securities, which include COMMON STOCKS, PREFERRED STOCKS and CONVERTIBLE SECURITIES like WARRANTS, RIGHTS and CONVERTIBLE DEBT.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the FUNDAMENTAL ANALYSIS of the overall economy, industry conditions, and the financial position and management of each company. It starts with a universe of nearly 1,500 companies with market capitalizations between $750 million and $7 billion. The team then analyzes each company's financial information using QUANTITATIVE ANALYSIS. It looks at:

         o   earnings growth trends


         o   earnings momentum

         o   earnings estimate trends

         o   relative price performance

         o   valuation

 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:


         o   gaining an in-depth understanding of the company's business


         o evaluating the company's growth potential, risks and competitive strengths

         o   discussing its growth strategy with company management


         o   validating the growth strategy with external research

 The team will only invest in a company it has chosen when its stock price is believed to be attractive relative to its forecasted growth.


 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:

         o   may limit the number of buy and sell transactions it makes


         o will try to sell shares that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a CAPITAL LOSS

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 64 AND IN THE SAI.



[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations Emerging Growth Fund has the following risks:

         o INVESTMENT STRATEGY RISK - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

         o EMERGING COMPANY RISK - Stocks of emerging companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

         o STOCK MARKET RISK - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998
4.77%*    11.66%    0.39%     29.71%    18.32%    20.48%    3.30%

               *Return is from inception (12-10-92) to 12-31-92.


    YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 13.64%

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.



[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 4th quarter 1998:             32.49%
  Worst: 3rd quarter 1998:           -26.48%



        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the S&P MIDCAP 400, an unmanaged index of 400 domestic stocks chosen for market size, LIQUIDITY and industry representation. The index is weighted by market value, and is not available for investment.



                                                       Since
                         1 year       5 years        inception
  Investor A Shares      -2.65%       12.56%         13.16  %
  Investor B Shares      -1.88%       12.80%         14.63  %
  Investor C Shares       1.55%       13.21%         13.56  %
  S&P MidCap 400         19.11%       18.84%         18.39%**



        **Return is from inception of Investor A Shares. The inception dates for classes shown may vary.



[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES                                 Investor A    Investor B    Investor C
(Fees paid directly from your investment)          Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%           none          none
        Maximum deferred sales charge (load),
        as a % of net asset value                none(1)        5.00%(2)        1.00%(3)
        Redemption fee, as a %
        of the amount sold                       none4           none          none
        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the
          Fund's assets)
        Management fees                          0.65%          0.65  %       0.65  %
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%          1.00  %       1.00  %
        Other expenses                           0.35%          0.35  %       0.35  %
                                                 -----         --------      --------
        Total annual Fund operating expenses     1.25%          2.00  %       2.00  %
                                                 =====         ========      ========



         (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 73 for details.

         (2) This charge decreases over time. Please see page 74 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 73 for details.

         (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 75 for details.

         (4) A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 73 for details.

         (5) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       1 year     3 years     5 years     10 years
  Investor A Shares     $695       $949        $1,223      $2,002
  Investor B Shares     $703       $927        $1,278      $2,134
  Investor C Shares     $303       $627        $1,078      $2,327



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $203       $627        $1,078      $2,134
  Investor C Shares     $203       $627        $1,078      $2,327

ABOUT THE EQUITY FUNDS
--------------------------------------------------------------------------------





[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S STRATEGIC GROWTH MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 67.


[GRAPHIC]    WHY INVEST IN A SMALL
             COMPANY GROWTH FUND?


             A SMALL COMPANY GROWTH FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.


             THE PORTFOLIO MANAGEMENT TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.

 Nations Small Company Growth Fund

[GRAPHIC]    INVESTMENT OBJECTIVE


        This Fund seeks long-term capital growth by investing primarily in EQUITY SECURITIES.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


        The Fund normally invests at least 65% of its assets in companies with a market capitalization of $1 billion or less. The Fund usually holds 75 to 130 securities, which include COMMON STOCKS, PREFERRED STOCKS and CONVERTIBLE SECURITIES like WARRANTS, RIGHTS and CONVERTIBLE DEBT.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the FUNDAMENTAL ANALYSIS of the overall economy, industry conditions, and the financial situation and management of each company. It starts with a universe of nearly 1,500 companies with market capitalizations between $750 million and $7 billion. The team then analyzes each company's financial information using QUANTITATIVE ANALYSIS. It looks at:


         o   earnings growth trends

         o   earnings momentum

         o   earnings estimate trends

         o   relative price performance

         o   valuation

 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

         o   gaining an in-depth understanding of the company's business

         o evaluating the company's growth potential, risks and competitive strengths

         o   discussing its growth strategy with company management


         o   validating the growth strategy with external research

 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:


         o   may limit the number of buy and sell transactions it makes

         o will try to sell shares that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a CAPITAL LOSS

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 64 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.



[GRAPHIC]     RISKS AND OTHER THINGS TO CONSIDER


        Nations Small Company Growth Fund has the following risks:

         o INVESTMENT STRATEGY RISK - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.
         o SMALL COMPANY RISK - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.
         o STOCK MARKET RISK - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.



[BAR CHART APPEARS HERE]

1995      1996      1997      1998
-1.19%*   19.92%    19.47%    1.22%

               *Return is from inception (12-12-95) to 12-31-95.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 4.74%

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.



[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.


             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1998:             23.28%
  Worst: 3rd quarter 1998:           -25.80%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the RUSSELL 2000, an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.



                                               Since
                               1 year        inception
  Investor A Shares            -4.57%        10.35  %
  Investor B Shares            -4.11%        11.00  %
  Investor C Shares            -0.18%        -5.45%
  Russell 2000                 -2.55%        25.72%**



        **Return is from inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                          5.75%        none          none
        Maximum deferred sales charge
        (load), as a % of net asset value          none(1)      5.00%(2)      1.00%(3)
        Redemption fee, as a %
        of the amount sold                         none(4)      none          none
        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the
          Fund's assets)
        Management fees                            0.90%        0.90  %       0.90  %
        Distribution (12b-1) and shareholder
        servicing fees                             0.25%        1.00  %       1.00  %
        Other expenses                             0.34%        0.34  %       0.34  %
                                                 ------        --------      --------
        Total annual Fund operating expenses       1.49%        2.24  %       2.24  %
        Fee waivers and/or reimbursements         (0.09)%      (0.09) %      (0.09) %
                                                 ------        --------      --------
        Total net expenses(6)                      1.40%        2.15   %      2.15   %
                                                 ======        ========      ========



         (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 73 for details.

         (2) This charge decreases over time. Please see page 74 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 73 for details.

         (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 75 for details.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


         (4) A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 73 for details.


         (5) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


         (6) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                       1 year     3 years     5 years     10 years
  Investor A Shares     $709       $1,011      $1,335      $2,248
  Investor B Shares     $718       $  992      $1,392      $2,379
  Investor C Shares     $318       $  692      $1,192      $2,568



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $218       $692        $1,192      $2,379
  Investor C Shares     $218       $692        $1,192      $2,568

ABOUT THE BALANCED FUNDS
--------------------------------------------------------------------------------





[GRAPHIC]    ABOUT THE SUB-ADVISER


             TRADESTREET IS THE FUND'S SUB-ADVISER. TRADESTREET'S VALUE MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE FUND. ITS FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             TRADESTREET ON PAGE 67.


[GRAPHIC]    WHAT IS A BALANCED FUND?

             A BALANCED FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND MONEY MARKET INSTRUMENTS.

             EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. COMBINING THEM IN ONE FUND CAN HELP REDUCE RISK AND INCREASE RETURNS BECAUSE AT LEAST ONE ASSET CLASS SHOULD HAVE THE POTENTIAL TO BE A STRONGER PERFORMER REGARDLESS OF MARKET CONDITIONS.

             BALANCED FUNDS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.

 Nations Balanced Assets Fund

[GRAPHIC]     INVESTMENT OBJECTIVE


        This Fund seeks total return by investing in EQUITY and FIXED INCOME SECURITIES.



[GRAPHIC]     PRINCIPAL INVESTMENT STRATEGIES


        The Fund invests in a mix of equity and fixed income securities, as well as MONEY MARKET INSTRUMENTS.

 Equity securities the Fund invests in are primarily COMMON STOCK of established companies believed to be financially strong.


 Fixed income securities normally make up at least 25% of the Fund's assets. Fixed income securities the Fund invests in are primarily bonds, notes and MORTGAGE-BACKED and ASSET-BACKED SECURITIES issued by U.S. companies and government entities.


 Money market instruments the Fund invests in are primarily CASH EQUIVALENTS, including U.S. GOVERNMENT OBLIGATIONS, commercial paper and other short-term, interest-bearing instruments.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses asset allocation as its primary investment approach. The team allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class. The team evaluates:

         o current economic and financial market conditions, including trends in interest rates, in the United States and abroad

         o   earnings and dividend prospects for common stocks

         o   the overall stability of financial markets


 The team may change the Fund's asset allocation to try to increase returns and reduce risk.


     The team identifies individual investments using the following process:

         o For the equity portion of the Fund, the team evaluates the overall economy, industry conditions, and the financial condition and management of each company, using a process called FUNDAMENTAL ANALYSIS.

         o For the fixed income portion of the Fund, the team looks for securities rated INVESTMENT GRADE at the time of investment. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.


         o For the money market portion of the Fund, the team chooses high-quality securities primarily to provide LIQUIDITY.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 64 AND IN THE SAI.

 The management team may use various tax strategies, consistent with the Fund's investment objective, to try to reduce the amount of CAPITAL GAINS distributed to shareholders. For example, the team:


         o   may limit the number of buy and sell transactions it makes

         o will try to sell shares that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a CAPITAL LOSS

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations Balanced Assets Fund has the following risks:


         o INVESTMENT STRATEGY RISK - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.


         o STOCK MARKET RISK - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


         o INTEREST RATE RISK - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.



         o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

         o PREPAYMENT AND EXTENSION RISK - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998
3.72%*    9.71%     -3.34%    26.06%    14.36%    21.35%    8.26%

*Return is from inception (10-2-92) to 12-31-92.


             YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 3.64%

             BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 4th quarter 1998:             11.21%
  Worst: 3rd quarter 1998:            -9.02%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, the S&P/BARRA VALUE INDEX, and the LEHMAN AGGREGATE BOND INDEX. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indexes are not available for investment.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEXES' RETURNS DO NOT REFLECT SALES CHARGES.



[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.



                                        1 year       5 years        10 years
        Investor A Shares                2.00%       11.53%         11.41  %
        Investor B Shares                2.52%       11.99%         11.87  %
        Investor C Shares                6.48%       12.18%         11.75  %
        S&P 500                         28.58%       24.06%         21.62%**
        S&P 500/BARRA Value Index       14.68%       19.88%         19.51%**
        Lehman Aggregate Bond Index      8.69%        7.27%          7.41%**



        **Return is from inception of Investor A Shares. The inception dates for classes shown may vary.



[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES                                Investor A    Investor B    Investor C
(Fees paid directly from your investment)         Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%          none          none
        Maximum deferred sales charge (load),
        as a % of net asset value                none(1)        5.00%(2)      1.00%(3)
        Redemption fee, as a %
        of the amount sold                       none(4)        none          none
        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the
          Fund's assets)
        Management fees                          0.65%          0.65  %       0.65  %
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%          1.00  %       1.00  %
        Other expenses                           0.37%          0.37  %       0.37  %
                                                 -----         --------      --------
        Total annual Fund operating expenses     1.27%          2.02  %       2.02  %
                                                 =====         ========      ========



         (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 73 for details.

         (2) This charge decreases over time. Please see page 74 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 73 for details.

         (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 75 for details.

         (4) A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 73 for details.

         (5) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       1 year     3 years     5 years     10 years
  Investor A Shares     $697       $955        $1,233      $2,024
  Investor B Shares     $705       $934        $1,288      $2,155
  Investor C Shares     $305       $634        $1,088      $2,348



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $205       $634        $1,088      $2,155
  Investor C Shares     $205       $634        $1,088      $2,348

ABOUT THE BALANCED FUNDS
--------------------------------------------------------------------------------




[GRAPHIC]    ABOUT THE SUB-ADVISERS


             THIS FUND IS MANAGED BY TWO SUB-ADVISERS: TRADESTREET AND CHICAGO EQUITY. CHICAGO EQUITY'S EQUITY MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE FUND. TRADESTREET'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.




[GRAPHIC]    YOU'LL FIND MORE ABOUT
             TRADESTREET AND CHICAGO
             EQUITY, STARTING ON
             PAGE 67.


[GRAPHIC]    WHAT IS AN ASSET
             ALLOCATION FUND?

             THIS ASSET ALLOCATION FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND CASH EQUIVALENTS.

             EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERIS-TICS. THE PORTFOLIO MANAGEMENT TEAM CHANGES THE MIX BASED ON ITS ASSESSMENT OF THE EXPECTED RISKS AND RETURNS OF EACH CLASS.

             ASSET ALLOCATION FUNDS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.

 Nations Asset Allocation Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


        The Fund invests in a mix of EQUITY and FIXED INCOME SECURITIES, as well as CASH EQUIVALENTS, including U.S. GOVERNMENT OBLIGATIONS, commercial paper and other short-term, interest-bearing instruments.

 The equity securities the Fund invests in are primarily COMMON STOCK of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The fixed income securities the Fund invests in are primarily INVESTMENT GRADE bonds and notes. The Fund normally invests at least 25% of its assets in SENIOR SECURITIES. The Fund may also invest up to 35% of its assets in MORTGAGE-BACKED and ASSET-BACKED SECURITIES.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.


 For the equity portion of the Fund, the portfolio management team uses QUANTITATIVE ANALYSIS to analyze fundamental information about securities and identify value. Starting with a universe of approximately 700 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:
  o changes in actual and expected earnings
  o unexpected changes in earnings
  o PRICE-TO-EARNINGS RATIO
  o price-to-book ratio
  o price-to-cash flow

 The portfolio management team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 64 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Asset Allocation Fund has the following risks:

         o INVESTMENT STRATEGY RISK - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.


         o STOCK MARKET RISK - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

         o INTEREST RATE RISK - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


         o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

         o PREPAYMENT AND EXTENSION RISK - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.


        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

1994      1995      1996      1997      1998
-1.38%*   26.90%    15.66%    21.38%    21.09%

                *Return is from inception (1-18-94) to 12-31-94.

             YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  5.81%

             BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 4th quarter 1998:             12.77%
  Worst: 3rd quarter 1998:            -4.34%



        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998**
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the LEHMAN AGGREGATE BOND INDEX. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indexes are not available for investment.



                                                          Since
                                        1 year          inception
        Investor A Shares               14.13%            15.09  %
        Investor C Shares               19.47%            19.71  %
        S&P 500                         28.58%            23.67%***
        Lehman Aggregate Bond Index      8.69%             7.11%***



        **Investor B Shares have been in operation for less than a full calendar year, so no performance information for this class of shares has been included in this prospectus.

        ***Return is from inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                          5.75%         none           none
        Maximum deferred sales charge (load),
        as a % of net asset value                  none(1)        5.00%(2)      1.00%(3)
        Redemption fee, as a %
        of the amount sold                         none          none           none
        ANNUAL FUND OPERATING EXPENSES(4)
        (Expenses that are deducted from the
          Fund's assets)
        Management fees                            0.65%        0.65  %       0.65  %
        Distribution (12b-1) and shareholder
        servicing fees                             0.25%        1.00  %       1.00  %
        Other expenses                             0.38%        0.38  %       0.38  %
                                                 ------        --------      --------
        Total annual Fund operating expenses       1.28%        2.03  %       2.03  %
        Fee waivers and/or reimbursements         (0.08)%      (0.08) %      (0.08) %
                                                 ------        --------      --------
        Total net expenses(5)                      1.20%        1.95   %      1.95   %
                                                 ======        ========      ========



         (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 73 for details.

         (2) This charge decreases over time. Please see page 74 for details.

         (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 75 for details.

         (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until May 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire in May 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       1 year     3 years     5 years     10 years
  Investor A Shares     $690       $951        $1,231      $2,027
  Investor B Shares     $698       $929        $1,285      $2,158
  Investor C Shares     $298       $629        $1,085      $2,350



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $198       $629        $1,085      $2,158
  Investor C Shares     $198       $629        $1,085      $2,350

[GRAPHIC]    Other important information


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

         o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

         o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

         o FOREIGN INVESTMENT RISK - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; the implementation of the Euro; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.


         o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.


         o PORTFOLIO TURNOVER - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term CAPITAL GAINS to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short- term trading. The annual portfolio turnover rate for Nations Strategic Equity Fund is expected to be no more than 25%. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

         o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.


          All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

          A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC]    How the Funds are managed

 INVESTMENT ADVISER

 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the Equity and Balanced Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until May 2000 or July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after these dates.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:



 ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                           Maximum     Actual fee
                                           advisory     paid last
                                            fee(1)     fiscal year
  Nations Capital Income Fund                0.65%       0.45%
  Nations Value Fund                         0.65%       0.75%
  Nations Equity Income Fund                 0.65%       0.64%
  Nations Blue Chip Fund2                    0.65%       0.50%
  Nations Marsico Growth & Income Fund2      0.75%       0.85%
  Nations Strategic Equity Fund              0.65%       0.75%
  Nations Capital Growth Fund                0.65%       0.75%
  Nations Disciplined Equity Fund            0.65%       0.75%
  Nations Marsico Focused Equities Fund2     0.75%       0.85%
  Nations Emerging Growth Fund               0.65%       0.75%
  Nations Small Company Growth Fund          0.90%       0.73%
  Nations Balanced Assets Fund               0.65%       0.75%
  Nations Asset Allocation Fund              0.65%       0.40%



(1) These fees are the current contract levels, which in most cases have been reduced from the contract levels that were in effect during the last fiscal year.

(2) These Funds don't have their own investment adviser because they invest in Nations Blue Chip Master Portfolio, Nations Marsico Growth & Income Master Portfolio and Nations Marsico Focused Equities Master Portfolio, respectively. BAAI is the investment adviser to the Master Portfolio.

[GRAPHIC]    TRADESTREET INVESTMENT
             ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC]    MARSICO CAPITAL
             MANAGEMENT, LLC

             1200 17TH STREET
             SUITE 1300
             DENVER, COLORADO 80202


 INVESTMENT SUB-ADVISERS
 Nations Funds and BAAI have engaged investment sub-advisers to provide day-to-day portfolio management for the Funds. These sub-advisers function under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.



 TRADESTREET INVESTMENT ASSOCIATES, INC.

 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS.

 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds family. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 TradeStreet is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.



Fund                                    TradeStreet Team
  Nations Capital Income Fund           Capital Income Management Team
  Nations Value Fund                    Value Management Team
  Nations Equity Income Fund            Structured Products Management Team
  Nations Capital Growth Fund           Core Growth Management Team
  Nations Disciplined Equity Fund       Structured Products Management Team
  Nations Emerging Growth Fund          Strategic Growth Management Team
  Nations Small Company Growth Fund     Strategic Growth Management Team
  Nations Balanced Assets Fund          Value Management Team for the equity portion
                                        of the Fund
                                        Fixed Income Management Team for the fixed
                                        income and money market portions of the Fund
  Nations Asset Allocation Fund         Fixed Income Management Team for the
                                        fixed income and money market portions
                                        of the Fund


 MARSICO CAPITAL MANAGEMENT, LLC

 Marsico Capital is a full service investment advisory firm founded by Thomas
 F. Marsico in September 1997. It is a registered investment adviser, specializing in large capitalization stocks, and currently has $6.5 billion in assets under management.

 Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America Corporation, indirectly owns 50% of the equity of Marsico Capital.

     Marsico Capital is the investment sub-adviser to:


         o   Nations Marsico Focused Equities Master Portfolio

         o   Nations Marsico Growth & Income Master Portfolio

 THOMAS F. MARSICO, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for these Master Portfolios. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.


     PERFORMANCE OF OTHER EQUITY FUNDS MANAGED BY THOMAS MARSICO

 Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a relatively short performance history. The tables below are designed to show you how similar equity funds managed by Thomas Marsico performed in the past.

 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that Fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.


 AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 7, 1997

                                                Janus Twenty
                                                  Fund (%)      S&P 500 (%)
  one year                                         48.21           46.41
  three years                                      32.07           30.63
  five years                                       20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)             23.38           18.20


 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

[GRAPHIC]    BANK OF AMERICA INVESTMENT MANAGEMENT

             100 NORTH BROADWAY
             ST. LOUIS, MISSOURI 63102

[GRAPHIC]    CHICAGO EQUITY PARTNERS CORPORATION

             231 SOUTH LASALLE
             CHICAGO, ILLINOIS 60697


 The Janus Growth and Income Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from its inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that Fund, which had approximately $1.7 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.


 AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 7, 1997

                                                Janus Growth
                                                 and Income
                                                  Fund (%)      S&P 500 (%)
  one year                                         47.77           46.41
  three years                                      31.13           30.63
  five years                                       21.16           20.98
  during the period of Mr. Marsico's management
  (May 31, 1991 to August 7, 1997)                 21.19           18.59


 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

 BANK OF AMERICA INVESTMENT MANAGEMENT
 BAIM, a division of Bank of America, is the investment sub-adviser to Nations Strategic Equity Fund.


 The Fund is managed by MICHAEL E. KENNEALLY, president and chief investment officer of BAIM since 1997. He has managed the Fund since its inception on October 2, 1998. Before joining BAIM, Mr. Kenneally was managing director at Boatmen's Trust Company, in charge of fundamental and quantitative research, small-capitalization, passive and international equity investment. He holds a bachelor's degree in economics and an MBA in finance from the University of Missouri.


 CHICAGO EQUITY PARTNERS CORPORATION

 Chicago Equity is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio and is one of two sub-advisers to Nations Asset Allocation Fund.


 Chicago Equity's Equity Management Team is responsible for making the day-

 to-day investment decisions for Nations Blue Chip Master Portfolio and for the equity portion of Nations Asset Allocation Fund.

[GRAPHIC]    STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201

[GRAPHIC]    FIRST DATA INVESTOR
             SERVICES GROUP, INC.


             101 FEDERAL STREET
             BOSTON, MASSACHUSETTS 02110


 OTHER SERVICE PROVIDERS

 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------


[GRAPHIC]    WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE
             PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING
             AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING
             AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT
             PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS,
             BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL
             INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.


[GRAPHIC]    FOR MORE INFORMATION
             ABOUT HOW TO CHOOSE A
             SHARE CLASS, CONTACT YOUR
             INVESTMENT PROFESSIONAL OR
             CALL US AT 1.800.321.7854.


[GRAPHIC]    BEFORE YOU INVEST,
             PLEASE NOTE THAT,
             OVER TIME,DISTRIBUTION
             (12B-1) AND SHAREHOLDER
             SERVICING FEES WILL INCREASE
             THE COST OF YOUR INVESTMENT,
             AND MAY COST YOU MORE THAN
             ANY SALES CHARGES YOU MAY
             PAY. FOR MORE INFORMATION,
             SEE HOW SELLING AND
             SERVICING AGENTS
             ARE PAID.


[GRAPHIC]    Choosing a share class

 Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares for each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees of the share classes.


                               Investor A                 Investor B             Investor C
                                 Shares                     Shares                 Shares
  Maximum amount         no limit                        $250,000               no limit
  you can buy
  Maximum front-end          5.75%                       none                   none
  sales charge
  Maximum deferred       none(1)                         5.00%(2)               1.00%(3)
  sales charge
  Redemption fee         none(4)                         none                   none
  Maximum annual         0.25% distribution              0.75% distribution     0.75% distribution
  distribution             (12b-1)/service               (12b-1) fee            (12b-1) fee
  and shareholder        fee                             0.25% service fee      0.25% service fee
  servicing fees
  Conversion feature     none                            yes                    none



     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 73 for details.

     (2) This charge decreases over time. Please see page 74 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 75 for details.

     (4) A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares of certain Funds between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 73 for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

[GRAPHIC]    THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS
             ANY SALES CHARGE THAT APPLIES.


             THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.


[GRAPHIC]    ABOUT INVESTOR A SHARES


        There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.


        FRONT-END SALES CHARGE
        You'll pay a front-end sales charge when you buy Investor A Shares, unless:


         o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

         o   you're reinvesting distributions


        The sales charge you'll pay depends on the amount you're investing -- the larger the investment, the smaller the sales charge.


                                                                  by selling agents
                              Sales charge      Sales charge        as a % of the
                             as a % of the      as a % of the      offering price
                             offering price    net asset value     Amount retained
Amount you bought              per share          per share           per share
$               0-$49,999      5.75%             6.10%              5.00  %
$          50,000-$99,999      4.50%             4.71%              3.75  %
$        100,000-$249,999      3.50%             3.63%              2.75  %
$        250,000-$499,999      2.50%             2.56%              2.00  %
$        500,000-$999,999      2.00%             2.04%              1.75  %
  $1,000,000 or more           0.00%             0.00%              1.00%1



         (1) 1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25%
             on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

        CONTINGENT DEFERRED SALES CHARGE
        If you own or buy $1,000,000 or more of Investor A Shares, there are two situations when you'll pay a CDSC:

         o   If you bought your shares before August 1, 1999, and you sell them:

         o   during the first year you own them, you'll pay a CDSC of 1.00%

         o   during the second year you own them, you'll pay a CDSC of 0.50%

         o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.

        The CDSC is calculated from the day your purchase is accepted (the TRADE DATE). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

        You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


        REDEMPTION FEE
        There are two situations when we'll charge a 1% redemption fee on the sale of Investor A Shares:

         o if you bought $1,000,000 or more Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them

         o if an employee benefit plan made its initial investment in Investor A Shares between July 31, 1997 and November 15, 1998 and sold those shares within 18 months of buying them because the plan sold all of its Nations Funds holdings.


        The fee is deducted from the amount sold and is paid to the Fund. The Fund can reduce or cancel the fee at any time. This fee doesn't apply to Nations Capital Income Fund, Nations Blue Chip Fund, Nations Strategic Equity Fund and Nations Asset Allocation Fund.


[GRAPHIC]    ABOUT INVESTOR B SHARES


        You can buy up to $250,000 of Investor B Shares at a time. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.


        CONTINGENT DEFERRED SALES CHARGE
        You'll pay a CDSC when you sell your Investor B Shares, unless:

         o you bought the shares on or after January 1, 1996 and before August 1, 1997


         o   you received the shares from reinvested distributions

         o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 78

        The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.



If you sell your shares
during the following year:                                   You'll pay a CDSC of:
----------------------------------  -----------------------------------------------------------------------
                                                                                        Shares
                                                                                          you
                                                                                        bought      Shares
                                       Shares                                         on or after    you
                                     you bought       Shares you bought between        1/1/1996     bought
                                        after          8/1/1997 and 11/15/1998        and before    before
                                     11/15/1998       in the following amounts:        8/1/1997    1/1/1996
                                    ------------ ----------------------------------- ------------  --------
                                                                $250,000-  $500,000-
                                                  $0-$249,999   $499,999   $999,999
  the first year you own them       5.0%         5.0%          3.0%       2.0%           none     5.0%
  the second year you own them      4.0%         4.0%          2.0%       1.0%           none     4.0%
  the third year you own them       3.0%         3.0%          1.0%          none        none     3.0%
  the fourth year you own them      3.0%         3.0%             none       none        none     2.0%
  the fifth year you own them       2.0%         2.0%             none       none        none     2.0%
  the sixth year you own them       1.0%         1.0%             none       none        none     1.0%
  after six years of owning them       none          none         none       none        none       none



        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.


        ABOUT THE CONVERSION FEATURE
        Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                     Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for
  after November 15, 1998                      eight years
  between August 1, 1997
  and November 15, 1998
$               0-$249,000                      nine years
$         250,000-$499,999                      six years
$         500,000-$999,999                      five years
  before August 1, 1997                         nine years

        The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

        Here's how the conversion works:

         o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.


         o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

         o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

         o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Fund Money Market Fund.

         o   Conversions are free from federal tax.


[GRAPHIC]    ABOUT INVESTOR C SHARES

        There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

        CONTINGENT DEFERRED SALES CHARGE
        You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:


         o   you received the shares from reinvested distributions

         o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 78


        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


        Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

[GRAPHIC]    PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION
             ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.


             YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.


             WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

        WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

        FRONT-END SALES CHARGES
        (Investor A Shares)

        There are three ways you can lower the front-end sales charge you pay on Investor A Shares:


         o COMBINE PURCHASES YOU'VE ALREADY MADE Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.


         o COMBINE PURCHASES YOU PLAN TO MAKE By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

         o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

         o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

         o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

         o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

         o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.


         o COMBINE PURCHASES WITH FAMILY MEMBERS You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.

        The following investors can buy Investor A Shares without paying a front-end sales charge:


         o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

         o banks, trust companies and thrift institutions acting as fiducuaries

         o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested through a trust account established with certain trustees and invested in the Funds within 90 days


         o Nations Funds' Trustees, Directors and employees of its investment sub-advisers


         o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only


         o registered personnel and employees of these broker/dealers may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of their employer as long as these purchases are made for their own investment purposes

         o   employees or partners of any service provider to the Funds

         o former shareholders of Class B Shares of the Special Equity Portfolio of The Capitol Mutual Funds who held these shares as of January 31, 1994 or received Investor A Shares of Nations Disciplined Equity Fund may buy Investor A Shares of Nations Disciplined Equity Fund without paying a front-end sales charge

         o investors who buy through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds Personal Investment Planner accounts, wrap fee accounts and other managed agency/asset allocation accounts


         o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value


        The following plans can buy Investor A Shares without paying a front-end sales charge:


         o pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)


         o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
             Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:


         o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

         o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or


         o be an employer-sponsored plan with at least 100 eligible participants, or


         o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. First Data, Stephens or their agents must receive your written request within 120 days after you sell your shares.

        Stephens may pay selling agents up to 1.00% of the net asset value of Investor A Shares bought without a sales charge. Stephens may be reimbursed through any CDSC that applies.


        CONTINGENT DEFERRED SALES CHARGES
        (Investor A, Investor B and Investor C Shares)

        You won't pay a CDSC on the following transactions:


         o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner


         o   the following retirement plan distributions:

         o   lump-sum or other distributions from a qualified corporate or self-

            employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)


         o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

         o   a tax-free return of an excess contribution to an IRA

         o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

         o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

         o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

         o withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

        We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.


        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. First Data, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]    WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY
             "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.


[GRAPHIC]    Buying, selling and exchanging shares


 You can invest in the Funds through your selling agent or directly from Nations Funds.


 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.


 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                      Ways to
                    buy, sell or               How much you can buy,
                      exchange                   sell or exchange                              Other things to know
                 -----------------   ---------------------------------------- -----------------------------------------------------
Buying shares    In a lump sum       minimum initial investment:              There is no limit to the amount you can invest in
                                     o $1,000 for regular accounts            Investor A and C Shares. You can invest up to
                                     o $500 for traditional and Roth IRA      $250,000 in Investor B Shares at a time.
                                       accounts
                                     o $250 for certain fee-based accounts
                                     o no minimum for certain retirement
                                       plan accounts like 401(k) plans and
                                       SEP accounts, but other restrictions
                                       apply
                                     minimum additional investment:
                                     o $100 for all accounts


                 Using our           minimum initial investment:              You can buy shares monthly, twice a month or
                 Systematic          o $100                                   quarterly, using automatic transfers from your
                 Investment Plan     minimum additional investment:           bank account.
                                     o $50
-----------------------------------------------------------------------------------------------------------------------------------

Selling shares   In a lump sum       o you can sell up to $50,000 of your     We'll deduct any CDSC from the amount you're
                                       shares by telephone, otherwise there   selling and send you or your selling agent the
                                       are no limits to the amount you can    balance, usually within three business days of
                                       sell                                   receiving your order.

                                     o other restrictions may apply to        If you paid for your shares with a check that
                                       withdrawals from retirement plan       wasn't certified, we'll hold the sale proceeds
                                       accounts                               when you sell those shares for at least 15 days
                                                                              after the trade date of the purchase, or until the
                                                                              check has cleared.

                 Using our           o minimum $25 per withdrawal             Your account balance must be at least $10,000
                 Automatic                                                    to set up the plan. You can make withdrawals
                 Withdrawal Plan                                              monthly, twice a month or quarterly. We'll send
                                                                              your money by check or deposit it directly to your
                                                                              bank account. No CDSC is deducted if you
                                                                              withdraw 12% or less of the value of your shares
                                                                              in a class.
-----------------------------------------------------------------------------------------------------------------------------------

Exchanging       In a lump sum       o minimum $1,000 per exchange            You can exchange your Investor A Shares for
  shares                                                                      Investor A shares of any other Nations Fund,
                                                                              except Index Funds. You won't pay a front-end
                                                                              sales charge, CDSC or redemption fee on the
                                                                              shares you're exchanging.
                                                                              You can exchange your Investor B Shares for:
                                                                              o Investor B Shares of any other Nations Fund,
                                                                                except Nations Funds Money Market Funds
                                                                              o Investor C Shares of Nations Funds Money
                                                                                Market Funds (before October 1, 1999)
                                                                              o Investor B Shares of Nations Reserves Money
                                                                                Market Funds (on or after October 1, 1999)
                                                                                You won't pay a CDSC on the shares you're
                                                                                exchanging.
                                                                              You can exchange your Investor C Shares for:
                                                                              o Investor C Shares of any other Nations Fund,
                                                                                except Nations Funds Money Market Funds
                                                                              o Daily Shares of Nations Funds Money Market
                                                                                Funds (before October 1, 1999)
                                                                              o Investor C Shares of Nations Reserves Money
                                                                                Market Funds (on or after October 1, 1999)
                                                                              If you received Investor C Shares of a Fund from
                                                                              an exchange of Investor A Shares of a Managed
                                                                              Index Fund, you can also exchange these shares
                                                                              for Investor A Shares of an Index Fund.
                                                                              You won't pay a CDSC on the shares you're
                                                                              exchanging.

                 Using our           o minimum $25 per exchange               This feature is not available for Investor B
                 Automatic                                                    Shares.
                 Exchange                                                     You must already have an investment in the
                 Feature                                                      Funds you want to exchange. You can make
                                                                              exchanges monthly or quarterly.

[GRAPHIC]    A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE)
             IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON
             THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES
             EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

             THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL
             HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


 HOW SHARES ARE PRICED
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 VALUING SECURITIES IN A FUND
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

 HOW ORDERS ARE PROCESSED

 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

 TELEPHONE ORDERS

 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

     Here's how telephone orders work:

         o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

         o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

         o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

         o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]    THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS
             ANY SALES CHARGE THAT APPLIES.


             THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


[GRAPHIC]    BUYING SHARES


        Here are some general rules for buying shares:

         o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

         o If we don't receive your money within three business days of receiving your order, we'll refuse the order.


         o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

         o Shares you buy are recorded on the books of the Fund. We don't issue certificates unless you ask for them in writing, and we don't issue certificates for fractions of shares.

     MINIMUM INITIAL INVESTMENT
        The minimum initial amount you can buy is usually $1,000.


        If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:


         o   $500 for traditional and Roth individual retirement accounts (IRAs)



         o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts


         o   $100 using our Systematic Investment Plan

         o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
             IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this


     MINIMUM ADDITIONAL INVESTMENT

        You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

[GRAPHIC]      FOR MORE INFORMATION
               ABOUT TELEPHONE ORDERS,
               SEE PAGE 82.

 SYSTEMATIC INVESTMENT PLAN
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

         o   You can buy shares twice a month, monthly or quarterly.

         o You can choose to have us transfer your money on or about the 15th or the last day of the month.


         o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.


[GRAPHIC]    SELLING SHARES

        Here are some general rules for selling shares:

         o We'll deduct any CDSC from the amount you're selling and send you the balance.


         o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, First Data or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.


         o If you're selling your shares directly through us, we'll send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.


         o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

         o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared.


         o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to First Data. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.


         o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares, or delay payment of the sale proceeds for up to seven days.

         o Other restrictions may apply to retirement plan accounts. For more information these restrictions, please contact your retirement plan administrator.

[GRAPHIC]    YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND
             POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS
             PROSPECTUS CAREFULLY.

        We may sell your shares:


         o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this


         o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers


         o   under certain other circumstances allowed under the 1940 Act

        AUTOMATIC WITHDRAWAL PLAN

 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

         o   Your account balance must be at least $10,000 to set up the plan.

         o If you set up the plan after you've opened your account, your signature must be guaranteed.

         o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

         o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

         o We'll send you a check or deposit the money directly to your bank account.

         o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.


[GRAPHIC]    EXCHANGING SHARES

        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

        Here's how exchanges work:

         o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.


         o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.


         o You may only make an exchange into a Fund that is legally sold in your state of residence.

         o You generally may only make an exchange into a Fund that is accepting investments.

         o We may limit the number of exchanges you can make within a specified period of time.


         o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).


         o You cannot exchange any shares you own in certificate form until First Data has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES

        You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.


        Here are some rules for exchanging Investor A Shares:


         o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

         o You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

         o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted later on when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.

     EXCHANGING INVESTOR B SHARES
        You can exchange Investor B Shares of a Fund for:

         o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds

         o Investor C Shares of Nations Funds Money Market Funds (before October 1, 1999)

         o Investor B Shares of Nations Reserves Money Market Funds (on or after October 1, 1999)

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Investor C Shares of a Nations Funds Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
        You can exchange Investor C Shares of a Fund for:

         o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

         o   Daily Shares of Nations Funds Money Market Funds (before October 1,
             1999)

         o Investor C Shares of Nations Reserves Money Market Funds (on or after October 1, 1999)

        If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     AUTOMATIC EXCHANGE FEATURE
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

     Here's how automatic exchanges work:


         o   Send your request to First Data in writing or call 1.800.321.7854.

         o You must already have an investment in the Funds you want to exchange.


         o You can choose to have us transfer your money on or about the 15th or the last day of the month in which the exchange is scheduled to occur.

         o   The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]    THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU
             IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

             THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

             YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.



[GRAPHIC]    How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


 COMMISSIONS

 Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

         o up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

         o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

         o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.


 DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.


 The amount of the fee depends on the class of shares you own:


                                       Maximum annual distribution (12b-1)
                                         and shareholder servicing fees
                                  (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and shareholder servicing fee
 Investor B Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee



 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

     OTHER COMPENSATION
     Selling and servicing agents may also receive:


         o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds


         o   additional amounts on all sales of shares:

              o   up to 1.00% of the offering price per share of Investor A
                  Shares


              o   up to 1.00% of the net asset value per share of Investor B
                  Shares

              o   up to 1.00% of the net asset value per share of Investor C
                  Shares


         o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

 BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

[GRAPHIC]    THE POWER OF COMPOUNDING


             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[GRAPHIC]    Distributions and taxes

     ABOUT DISTRIBUTIONS
     A mutual fund can make money two ways:

         o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.


         o A fund can also have CAPITAL GAIN if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain, at least once a year. The frequency of distributions of net investment income varies by Fund:



                                                Frequency of
Fund                                        income distributions
 Nations Capital Income Fund                     quarterly
 Nations Value Fund                               monthly
 Nations Equity Income Fund                       monthly
 Nations Blue Chip Fund                          quarterly
 Nations Marsico Growth & Income Fund            quarterly
 Nations Strategic Equity Fund                    monthly
 Nations Capital Growth Fund                      monthly
 Nations Disciplined Equity Fund                  monthly
 Nations Marsico Focused Equities Fund           quarterly
 Nations Emerging Growth Fund                    quarterly
 Nations Small Company Growth Fund                monthly
 Nations Balanced Assets Fund                    quarterly
 Nations Asset Allocation Fund                   quarterly



 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to recieve distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.

[GRAPHIC]    THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY
             AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A
             SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR
             OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE
             AND LOCAL TAXES THAT MAY APPLY.


[GRAPHIC]    FOR MORE INFORMATION ABOUT
             TAXES, PLEASE SEE THE SAI.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.


 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.


 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.


 HOW TAXES AFFECT YOUR INVESTMENT

 Distributions of net investment income, including net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income.

 Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 WITHHOLDING TAX

 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:


         o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

         o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


         o the IRS informs us that you're otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.


 TAXATION OF REDEMPTIONS AND EXCHANGES
 Your redemptions (including redemptions "in kind") and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]    Financial highlights


 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

 The financial highlights of Nations Small Company Growth Fund for the period ended May 16, 1997 were audited by other independent accountants.


NATIONS CAPITAL INCOME FUND         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
(SUCCESSOR TO THE PACIFIC HORIZON
CAPITAL INCOME FUND)



INVESTOR A SHARES*                                 Period ended         Year ended
                                                      5/14/99           2/28/99(b)
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 17.34           $ 17.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.12              0.51
 Net realized and unrealized gain (loss) on
 investments                                            0.96              0.25
Net increase in net asset value from operations         1.08              0.76
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.11)           ( 0.52)
Distributions from net realized capital gains            --             ( 0.18)
 Total dividends and distributions                    ( 0.11)           ( 0.70)
Net asset value, end of period                        $ 18.31           $ 17.34
 TOTAL RETURN (EXCLUDES SALES CHARGE)                   6.25%(e)          4.64  %
===================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)                $  352            $  356
 Ratio of expenses to average net assets                1.30%(d)          1.15  %
Ratio of net investment income (loss) to average net
 assets                                                 3.07%(d)          2.97  %
 Ratio of expenses to average net assets**              1.32%(d)          1.16%***(c)
Ratio of net investment income to average net
 assets**                                               3.05%(d)          2.96%***(c)
 Portfolio turnover rate                                 16%(e)            66%



INVESTOR A SHARES*                                   Year ended       Year ended       Year ended     Year ended
                                                       2/28/98        2/28/97(a)         2/29/96       2/28/95
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 17.35         $ 16.42          $ 13.65          $ 15.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.58            0.57             0.62             0.57
 Net realized and unrealized gain (loss) on
 investments                                             2.89            2.34             2.84           ( 1.43)
Net increase in net asset value from operations          3.47            2.91             3.46           ( 0.86)
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.59)         ( 0.57)          ( 0.69)          ( 0.54)
Distributions from net realized capital gains          ( 2.95)         ( 1.41)             --            ( 0.37)
 Total dividends and distributions                     ( 3.54)         ( 1.98)          ( 0.69)          ( 0.91)
Net asset value, end of period                         $ 17.28         $ 17.35          $ 16.42          $ 13.65
 TOTAL RETURN (EXCLUDES SALES CHARGE)                   21.54  %        18.53  %         25.96  %        ( 5.61%)
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)                 $   391         $  309           $  247           $  198
 Ratio of expenses to average net assets                 1.10  %         1.18  %          1.23  %          0.97%
Ratio of net investment income (loss) to average net
 assets                                                  3.35  %         3.40  %          4.05  %          4.48%
 Ratio of expenses to average net assets**               1.12%***        1.19%***         1.26%***         1.14%
Ratio of net investment income to average net
 assets**                                                3.33  %            (c)              (c)           4.31%
 Portfolio turnover rate                                   69%           124%              57%              94%


                           * Investor A Shares of Nations Capital Income Fund were formerly A Shares of the Pacific Horizon Capital Income Fund.

                           ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
                           *** During the years ended February 28, 1999, 1998, 1997 and February 29, 1996, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.

                           (a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.

                           (b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
                           (c) There were no waivers or expense reimbursements during the period.
                           (d) Annualized.
                           (e) Not annualized.



NATIONS CAPITAL INCOME FUND                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
(SUCCESSOR TO THE PACIFIC HORIZON
CAPITAL INCOME FUND)



INVESTOR B SHARES*                                 Period ended               Period ended
                                                      5/14/99                 2/28/99(a)(b)
 Net asset value, beginning of period                 $ 17.30                  $ 17.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.09                     0.22
 Net realized loss on investments                       0.96                   ( 0.17)
Net increase in net asset value from operations         1.05                     0.05
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.08)                  ( 0.24)
Distributions from net realized capital gains            --                    ( 0.18)
 Total dividends and distributions                    ( 0.08)                  ( 0.42)
Net asset value, end of period                        $ 18.27                  $ 17.30
 TOTAL RETURN                                           6.10  %(e)               0.44  %(e)
===================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)                $    4                   $    3
 Ratio of expenses to average net assets                2.06  %(d)               1.96  %(d)
Ratio of net investment income to average net
 assets                                                 2.34  %(d)               2.14  %(d)
 Ratio of expenses to average net assets                2.08%**(d)               1.97%***(c)(d)
Ratio of net investment income to average net
 assets                                                 2.32%**(d)               2.13%***(c)(d)
 Portfolio turnover rate                                 16%(e)                   66%



                           * Investor B Shares of Nations Capital Income Fund were formerly B Shares of the Pacific Horizon Capital Income Fund.
                           ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
                           *** During the period ended February 28, 1999, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
                           (a) Period from July 15, 1998 (inception date) to February 28, 1999.
                           (b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
                           (c) There were no fee waivers or expense reimbursements during the period.
                           (d) Annualized.
                           (e) Not annualized.



NATIONS CAPITAL INCOME FUND                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
(SUCCESSOR TO THE PACIFIC HORIZON
CAPITAL INCOME FUND)



INVESTOR C SHARES*                                 Period ended      Year ended     Year ended        Period ended
                                                      5/14/99        2/28/99(b)      2/28/98           2/28/97(a)
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 17.37           $ 17.24        $ 17.30         $ 16.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.10              0.40           0.48            0.32
 Net realized gain on investments                      0.97              0.31           2.89            2.43
Net increase in net asset value from operations        1.07              0.71           3.37            2.75
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.09)           ( 0.40)        ( 0.48)         ( 0.28)
Distributions from net realized capital gains           --             ( 0.18)        ( 2.95)         ( 1.41)
 Total dividends and distributions                   ( 0.09)           ( 0.58)        ( 3.43)         ( 1.69)
Net asset value, end of period                       $ 18.35           $ 17.37        $ 17.24         $ 17.30
 TOTAL RETURN                                          6.17%(d)          4.29%         20.97%          17.47%(d)
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)               $    4            $    4         $    3          $    1
 Ratio of expenses to average net assets               1.80%(c)          1.65%          1.60%           1.66%(c)
Ratio of net investment income to average net
 assets                                                2.56%(c)          2.45%          2.85%           2.85%(c)
 Ratio of expenses to average net assets**             2.07%(c)          1.91%+         1.86%           1.91%(c)***
Ratio of net investment income to average net
 assets**                                              2.29%(c)          2.19%+         2.59%           2.60%(c)
 Portfolio turnover rate                                16%(d)            66%             69%           124%


                           * Investor C Shares of Nations Capital Income Fund were formerly K Shares of the Pacific Horizon Capital Income Fund.
                           ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
                           *** Fees paid by third parties had no effect on the ratios.

                           + During the year ended February 28, 1999, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.

                           (a) Period from July 22, 1996 (inception date) to February 28, 1997.

                           (b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
                           (c) Annualized.
                           (d) Not annualized.

NATIONS VALUE FUND                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 Year ended          Year ended
INVESTOR A SHARES                                 3/31/99#            03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 19.92               $ 17.87
Net investment income                               0.09                  0.15
 Net realized and unrealized gain/(loss) on
 investments                                        0.63                  5.98
Net increase/(decrease) in net asset value from
 operations                                         0.72                  6.13
 DISTRIBUTIONS:
Dividends from net investment income              ( 0.09)               ( 0.14)
Distributions from net realized capital gains     ( 2.39)               ( 3.94)
 Total dividends and distributions                ( 2.48)               ( 4.08)
Net asset value, end of period                    $ 18.16               $ 19.92
 TOTAL RETURN++                                     3.96%                38.22%
===================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $136,691              $149,167
 Ratio of operating expenses to average net
 assets                                             1.19%(b)(c)           1.20%(b)
Ratio of net investment income to average net
 assets                                             0.51%                 0.79%
 Portfolio turnover rate                             38%                   79%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.19%(b)              1.20%(b)

INVESTOR A SHARES                               Year ended     Period ended  Year ended  Year ended
                                                 03/31/97      03/31/96(a)    11/30/95    11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period             $ 16.60           $ 16.21       $ 12.98     $ 13.72
Net investment income                              0.21              0.05          0.23        0.20
 Net realized and unrealized gain/(loss) on
 investments                                       2.70              1.06          3.92      ( 0.20)
Net increase/(decrease) in net asset value from
 operations                                        2.91              1.11          4.15        0.00
 DISTRIBUTIONS:
Dividends from net investment income             ( 0.22)           ( 0.10)        ( 0.25)    ( 0.20)
Distributions from net realized capital gains    ( 1.42)           ( 0.62)        ( 0.67)    ( 0.54)
 Total dividends and distributions               ( 1.64)           ( 0.72)        ( 0.92)    ( 0.74)
Net asset value, end of period                   $ 17.87           $ 16.60       $ 16.21     $ 12.98
 TOTAL RETURN++                                   17.80%             7.07%         34.22%    ( 0.17)%
====================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $70,305           $54,341       $48,440     $35,445
 Ratio of operating expenses to average net
 assets                                            1.22%(b)          1.21%+         1.19%      1.18%
Ratio of net investment income to average net
 assets                                            1.26%             1.05%+         1.65%      1.60%
 Portfolio turnover rate                            47%                12%            63%        75%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    1.22%(b)          1.21%+         1.19%      1.18%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.

                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS VALUE FUND                    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     Year ended          Year ended
INVESTOR B SHARES                                     3/31/99#            03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 19.81               $ 17.81
Net investment income                                 ( 0.05)                 0.02
 Net realized and unrealized gain/(loss) on
 investments                                            0.63                  5.96
Net increase/(decrease) in net asset value from
 operations                                             0.58                  5.98
 DISTRIBUTIONS:
Dividends from net investment income                     --                 ( 0.04)
Distributions from net realized capital gains         ( 2.39)               ( 3.94)
 Total dividends and distributions                    ( 2.39)               ( 3.98)
Net asset value, end of period                        $ 18.00               $ 19.81
 TOTAL RETURN++                                         3.11%                37.29%
========================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $154,025              $149,635
 Ratio of operating expenses to average net assets      1.94%(b)(c)           1.87%(b)
Ratio of net investment income to average net
 assets                                               ( 0.24)%                0.12%
 Portfolio turnover rate                                 38%                   79%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.94%(b)              1.87%(b)

INVESTOR B SHARES                                 Year ended       Period ended    Year ended  Year ended
                                                    3/31/97        03/31/96(a)      11/30/95    11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 16.55           $ 16.15       $ 12.94     $ 13.71
Net investment income                                  0.14              0.03          0.17        0.15
 Net realized and unrealized gain/(loss) on
 investments                                           2.68              1.05          3.89      ( 0.22)
Net increase/(decrease) in net asset value from
 operations                                            2.82              1.08          4.06      ( 0.07)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.14)           ( 0.06)        ( 0.18)    ( 0.16)
Distributions from net realized capital gains        ( 1.42)           ( 0.62)        ( 0.67)    ( 0.54)
 Total dividends and distributions                   ( 1.56)           ( 0.68)        ( 0.85)    ( 0.70)
Net asset value, end of period                       $ 17.81           $ 16.55       $ 16.15     $ 12.94
 TOTAL RETURN++                                       17.21%             6.90%         33.55%    ( 0.69)%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $99,999           $88,861       $83,699     $42,530
 Ratio of operating expenses to average net assets     1.72%(b)          1.71%+         1.69%      1.68%
Ratio of net investment income to average net
 assets                                                0.76%             0.55%+         1.15%      1.10%
 Portfolio turnover rate                                47%                12%            63%        75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.72%(b)          1.71%+         1.69%      1.68%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VALUE FUND              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                    Year ended          Year ended
INVESTOR C SHARES                                    3/31/99#            03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 19.75               $ 17.75
Net investment income                                 ( 0.02)                 0.04
 Net realized and unrealized gain/(loss) on
 investments                                            0.65                  5.95
Net increase/(decrease) in net asset value from
 operations                                             0.63                  5.99
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.01)               ( 0.05)
Distributions from net realized capital gains         ( 2.39)               ( 3.94)
 Total dividends and distributions                    ( 2.40)               ( 3.99)
Net asset value, end of period                        $ 17.98               $ 19.75
 TOTAL RETURN++                                         3.39%                37.55%
===================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $12,106               $13,969
 Ratio of operating expenses to average net assets      1.70%(b)(c)           1.78%(b)
Ratio of net investment income to average net
 assets                                                 0.00%                 0.21%
 Portfolio turnover rate                                 38%                   79%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.94%(b)              1.78%(b)

INVESTOR C SHARES                                   Year ended     Period ended  Year ended  Year ended
                                                     03/31/97      03/31/96(a)    11/30/95    11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 16.50          $ 16.09       $ 12.90     $ 13.64
Net investment income                                  0.17             0.04          0.13        0.12
 Net realized and unrealized gain/(loss) on
 investments                                           2.68             1.05          3.88      ( 0.22)
Net increase/(decrease) in net asset value from
 operations                                            2.85             1.09          4.01      ( 0.10)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.18)          ( 0.06)       ( 0.15)     ( 0.10)
Distributions from net realized capital gains        ( 1.42)          ( 0.62)       ( 0.67)     ( 0.54)
 Total dividends and distributions                   ( 1.60)          ( 0.68)       ( 0.82)     ( 0.64)
Net asset value, end of period                       $ 17.75          $ 16.50       $ 16.09     $ 12.90
 TOTAL RETURN++                                       17.51%            6.99%        33.15%     ( 0.92)%
=======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $6,519           $4,633        $4,185      $2,983
 Ratio of operating expenses to average net assets     1.47%(b)         1.58%+        1.94%       1.93%
Ratio of net investment income to average net
 assets                                                1.01%            0.68%+        0.90%       0.85%
 Portfolio turnover rate                                47%              12%            63%        75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.47%(b)         1.58%+        1.94%       1.93%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS EQUITY INCOME FUND         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                       Year                Year
                                                       ended               ended
INVESTOR A SHARES                                    3/31/99#            03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 13.89               $ 12.26
Net investment income                                   0.20                  0.26
 Net realized and unrealized gain on investments      ( 1.45)                 3.77
Net increase in net asset value from operations       ( 1.25)                 4.03
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.20)               ( 0.24)
Distributions from net realized capital gains         ( 1.13)               ( 2.16)
 Total dividends and distributions                    ( 1.33)               ( 2.40)
Net asset value, end of period                        $ 11.31               $ 13.89
 TOTAL RETURN++                                       ( 9.87)%               36.92%
===================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $51,278               $68,006
 Ratio of operating expenses to average net assets      1.05%(b)(c)           1.11%(b)
Ratio of net investment income to average net
 assets                                                 1.67%                 1.97%
 Portfolio turnover rate                                 69%                   74%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.05%(b)              1.11%(b)

                                                      Year           Period        Year        Year
INVESTOR A SHARES                                     ended          ended        ended       ended
                                                    03/31/97      03/31/96(a)    05/31/95    05/31/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 13.11           $ 11.78       $ 11.41     $ 12.02
Net investment income                                  0.36              0.27          0.40        0.37
 Net realized and unrealized gain on investments       1.58              1.77          1.10        0.21
Net increase in net asset value from operations        1.94              2.04          1.50        0.58
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.38)           ( 0.34)        ( 0.40)     ( 0.38)
Distributions from net realized capital gains        ( 2.41)           ( 0.37)        ( 0.73)     ( 0.81)
 Total dividends and distributions                   ( 2.79)           ( 0.71)        ( 1.13)     ( 1.19)
Net asset value, end of period                       $ 12.26           $ 13.11       $ 11.78     $ 11.41
 TOTAL RETURN++                                       15.30%            17.75%         14.53%       4.74%
==========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $47,891           $42,606       $35,538     $33,691
 Ratio of operating expenses to average net assets     1.16%(b)          1.15%+         1.17%       1.19%
Ratio of net investment income to average net
 assets                                                2.84%             2.59%+         3.50%       3.16%
 Portfolio turnover rate                               102%                59%           158%        116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.16%(b)          1.15%+         1.18%       1.20%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS EQUITY INCOME FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                     Year ended          Year ended
INVESTOR B SHARES                                     3/31/99#            03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 13.87                $ 12.25
Net investment income                                   0.11                   0.17
 Net realized and unrealized gain on investments      ( 1.45)                  3.77
Net increase in net asset value from operations       ( 1.34)                  3.94
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.09)                ( 0.16)
Distributions from net realized capital gains         ( 1.13)                ( 2.16)
 Total dividends and distributions                    ( 1.22)                ( 2.32)
Net asset value, end of period                        $ 11.31                $ 13.87
 TOTAL RETURN++                                       (10.49)%                36.02%
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $107,747               $144,929
 Ratio of operating expenses to average net assets      1.80%(b)(c)            1.78%(b)
Ratio of net investment income to average net
 assets                                                 0.92%                  1.30%
 Portfolio turnover rate                                  69%                   74%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.80%(b)               1.78%(b)

INVESTOR B SHARES                                  Year ended     Period ended  Year ended  Period ended
                                                    03/31/97      03/31/96(a)    05/31/95    05/31/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 13.10            $  11.77     $ 11.40     $ 11.98
Net investment income                                  0.31                0.22        0.34        0.37
 Net realized and unrealized gain on investments       1.57                1.76        1.11        0.22
Net increase in net asset value from operations        1.88                1.98        1.45        0.59
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.32)             ( 0.28)      ( 0.35)    ( 0.36)
Distributions from net realized capital gains        ( 2.41)             ( 0.37)      ( 0.73)    ( 0.81)
 Total dividends and distributions                   ( 2.73)             ( 0.65)      ( 1.08)    ( 1.17)
Net asset value, end of period                       $ 12.25            $  13.10     $ 11.77     $ 11.40
 TOTAL RETURN++                                       14.76%              17.21%       14.03%      4.84%
=========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $108,055           $104,026     $75,371     $46,043
 Ratio of operating expenses to average net assets     1.66%(b)            1.65%+       1.67%      1.69%+
Ratio of net investment income to average net
 assets                                                2.34%               2.09%+       3.00%      2.66%+
 Portfolio turnover rate                               102%                  59%         158%       116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.66%(b)            1.65%+       1.68%      1.70%+



                           * Nations Equity Income Investor B Shares commenced operations on June 7, 1993.

                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS EQUITY INCOME FUND             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     Year ended          Year ended
INVESTOR C SHARES                                     3/31/99#            03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 14.01                $ 12.35
Net investment income                                   0.12                   0.18
 Net realized and unrealized gain on investments      ( 1.44)                  3.83
Net increase in net asset value from operations       ( 1.32)                  4.01
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.11)                ( 0.19)
Distributions from net realized capital gains         ( 1.13)                ( 2.16)
 Total dividends and distributions                    ( 1.24)                ( 2.35)
Net asset value, end of period                        $ 11.45                $ 14.01
 TOTAL RETURN++                                       (10.28)%                36.28%
====================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $ 5,801                $10,348
 Ratio of operating expenses to average net assets      1.64%(b)(c)            1.69%(b)
Ratio of net investment income to average net
 assets                                                 1.08%                  1.39%
 Portfolio turnover rate                                  69%                   74%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.80%(b)               1.69%(b)

INVESTOR C SHARES                                  Year ended     Period ended  Year ended  Year ended
                                                    03/31/97      03/31/96(a)    05/31/95    05/31/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 13.19          $ 11.83       $ 11.47     $ 12.04
Net investment income                                  0.33             0.21          0.32        0.28
 Net realized and unrealized gain on investments       1.59             1.78          1.08        0.21
Net increase in net asset value from operations        1.92             1.99          1.40        0.49
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.35)          ( 0.26)       ( 0.31)     ( 0.25)
Distributions from net realized capital gains        ( 2.41)          ( 0.37)       ( 0.73)     ( 0.81)
 Total dividends and distributions                   ( 2.76)          ( 0.63)       ( 1.04)     ( 1.06)
Net asset value, end of period                       $ 12.35          $ 13.19       $ 11.83     $ 11.47
 TOTAL RETURN++                                       15.01%           17.20%        13.49%       3.96%
=======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $5,007           $4,612        $4,278      $4,221
 Ratio of operating expenses to average net assets     1.41%(b)         1.75%+        1.92%       1.94%
Ratio of net investment income to average net
 assets                                                2.59%            1.99%+        2.75%       2.41%
 Portfolio turnover rate                               102%              59%           158%        116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.41%(b)         1.75%+        1.93%       1.95%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS BLUE CHIP FUND     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
(SUCCESSOR TO THE PACIFIC HORIZON
BLUE CHIP FUND)



                                                       Period ended      Year ended
INVESTOR A SHARES*                                        5/14/99          2/28/99
 OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 33.43            $ 29.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        --(d)             0.09
 Net realized and unrealized gain (loss) on investments     2.49               5.26
Net increase in net asset value from operations             2.49               5.35
 DISTRIBUTIONS:
Dividends from net investment income                         --              ( 0.10)
Distributions from net realized capital gains                --              ( 1.72)
 Total dividends and distributions                           --              ( 1.82)
Net asset value, end of period                            $ 35.92            $ 33.43
 TOTAL RETURN (EXCLUDES SALES CHARGE)                       7.45%(c)          18.58%
======================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)                    $  423             $  401
 Ratio of expenses to average net assets                    1.29%(b)           1.16%
Ratio of net investment income to average net assets      ( 0.03)%(b)          0.31%
 Ratio of expenses to average net assets**                  1.33%(b)           1.17%
Ratio of net investment income to average net assets**    ( 0.07)%(b)          0.30%

INVESTOR A SHARES*                                       Year ended  Year ended   Year ended  Year ended
                                                          2/28/98    2/28/97(a)    2/29/96     2/28/95
 OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 25.22     $ 20.53      $ 15.81     $ 14.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.16        0.23         0.26        0.31
 Net realized and unrealized gain (loss) on investments     7.91        5.21         4.96        0.80
Net increase in net asset value from operations             8.07        5.44         5.22        1.11
 DISTRIBUTIONS:
Dividends from net investment income                      ( 0.15)     ( 0.22)      ( 0.28)     ( 0.27)
Distributions from net realized capital gains             ( 3.24)     ( 0.53)      ( 0.22)        --
 Total dividends and distributions                        ( 3.39)     ( 0.75)      ( 0.50)     ( 0.27)
Net asset value, end of period                            $ 29.90     $ 25.22      $ 20.53     $ 15.81
 TOTAL RETURN (EXCLUDES SALES CHARGE)                      33.96%      27.01%       33.39%       7.60%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)                    $  288      $  153       $   67      $    6
 Ratio of expenses to average net assets                    1.18%       1.28%        0.83%       0.00%
Ratio of net investment income to average net assets        0.63%       0.99%        1.63%       2.46%
 Ratio of expenses to average net assets**                  1.22%       1.71%        2.28%       6.32%
Ratio of net investment income to average net assets**      0.59%       0.56%        0.18%     ( 3.86%)


                           * Investor A Shares of Nations Blue Chip Fund were formerly A Shares of the Pacific Horizon Blue Chip Fund.
                           ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                           (a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
                           (b) Annualized.
                           (c) Not annualized.
                           (d) Amount represents less than a penny per share.

NATIONS BLUE CHIP FUND     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
(SUCCESSOR TO THE PACIFIC HORIZON
BLUE CHIP FUND)



INVESTOR B SHARES*                                      Period ended         Period ended
                                                           5/14/99            2/28/99(a)
 Net asset value, beginning of period                     $ 33.34              $ 33.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                       ( 0.02)              ( 0.05)
 Net realized gain on investments                           2.45                 1.39
Net increase in net asset value from operations             2.43                 1.34
 DISTRIBUTIONS:
Dividends from net investment income                         --                ( 0.01)
Distributions from net realized capital gains                --                ( 1.72)
 Total dividends and distributions                           --                ( 1.73)
Net asset value, end of period                            $ 35.77              $ 33.34
 TOTAL RETURN                                               7.29%(c)             4.53%(c)
===========================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)                    $   21               $   13
 Ratio of expenses to average net assets                    2.05%(b)             1.97%(b)
Ratio of net investment loss to average net assets        ( 0.77)%(b)          ( 0.58)%(b)
 Ratio of expenses to average net assets**                  2.09%(b)             1.99%(b)
Ratio of net investment loss to average net assets**      ( 0.81)%(b)          ( 0.60)%(b)



                           * Investor B Shares of Nations Blue Chip Fund were formerly B Shares of the Pacific Horizon Blue Chip Fund.
                           ** During the period, certain fees were voluntary reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
                           (a) Period from July 15, 1998 (date of initial offering) to February 28, 1999.
                           (b) Annualized.
                           (c) Not annualized.

NATIONS BLUE CHIP FUND     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
(SUCCESSOR TO THE PACIFIC HORIZON
BLUE CHIP FUND)


INVESTOR C SHARES*                                 Period ended       Year ended    Year ended     Period ended
                                                      5/14/99          2/28/99       2/28/98        2/28/97(a)
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 33.24             $ 29.79       $ 25.20        $ 20.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                ( 0.04)             ( 0.06)         0.04           0.07
 Net realized and unrealized gain (loss) on
 investments                                           2.49                5.23          7.83           5.35
Net increase in net asset value from operations        2.45                5.17          7.87           5.42
 DISTRIBUTIONS:
Dividends from net investment income                    --                  --         ( 0.04)        ( 0.07)
Distributions from net realized capital gains           --               ( 1.72)       ( 3.24)        ( 0.53)
 Total dividends and distributions                      --               ( 1.72)       ( 3.28)        ( 0.60)
Net asset value, end of period                       $ 35.69             $ 33.24       $ 29.79        $ 25.20
 TOTAL RETURN (EXCLUDES SALES CHARGE)                  7.37%(c)           17.96%        33.08%         26.96%(c)
================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)               $   15              $   13        $    7         $    1
 Ratio of expenses to average net assets               1.80%(b)            1.66%         1.67%          1.92%(b)
Ratio of net investment income to average net
 assets                                              ( 0.54)%(b)         ( 0.22)%        0.12%          0.45%(b)
 Ratio of expenses to average net assets**             2.08%(b)            1.92%         1.69%          2.12%(b)
Ratio of net investment income to average net
 assets**                                            ( 0.82)%(b)         ( 0.48)%        0.10%          0.25%(b)

                           * Investor C Shares of Nations Blue Chip Fund were formerly K Shares of the Pacific Horizon Blue Chip Fund.
                           ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
                           (a) Period from July 22, 1996 (inception date) to February 28, 1997.
                           (b) Annualized.
                           (c) Not annualized.

NATIONS MARSICO GROWTH & INCOME
FUND                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     Year ended        Period ended
INVESTOR A SHARES                                     3/31/99#          03/31/98*#
 OPERATING PERFORMANCE:
Net asset value at the beginning of the period          $ 12.02            $ 10.00
Net investment income                                   ( 0.03)              0.00 (b)
 Net realized and unrealized gain on investments          2.97               2.02
Net increase in net asset value from operations           2.94               2.02
 Dividends from net investment income                     0.00               0.00
Distributions from net realized capital gains           ( 0.01)              0.00
 Total dividends and distributions                      ( 0.01)              0.00
Net asset value, end of the period                      $ 14.95            $ 12.02
 TOTAL RETURN++                                          24.38%             20.20%
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $43,392            $ 1,141
 Ratio of operating expenses to average net assets        1.50%(a)           1.34 +(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.20)%             0.13 +
 Portfolio turnover rate                                  150%                 22%
Ratio of operating expenses to average net assets
 without fee waivers and/or expense
 reimbursements                                           1.50%(a)           2.22 +(a)

                           * Nations Marsico Growth & Income Fund Investor A Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.

                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                           (b) Amount represents less than $0.01 per share.

NATIONS MARSICO GROWTH & INCOME
FUND                                    FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                      Year ended         Period ended
INVESTOR B SHARES                                      3/31/99#           03/31/98*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 12.02            $ 10.00
Net investment income                                   ( 0.12)            ( 0.02)
 Net realized and unrealized gain on investments          2.96               2.04
Net increase in net asset value from operations           2.84               2.02
 DISTRIBUTIONS:
Dividends from net investment income                      0.00               0.00
Distributions from net realized capital gains           ( 0.01)              0.00
 Total dividends and distributions                      ( 0.01)              0.00
Net asset value, end of period                          $ 14.85            $ 12.02
 TOTAL RETURN++                                          23.55%             20.20%
=======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $99,257            $7,907
 Ratio of operating expenses to average net assets        2.25%(a)           2.09%+(a)
Ratio of net investment income/loss to average net
 assets                                                 ( 0.95)%           ( 0.62)%+
 Portfolio turnover rate                                  150%                22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.25%(a)           2.97%+(a)

                           * Nations Marsico Growth & Income Fund Investor B Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.

                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MARSICO GROWTH & INCOME
FUND                                    FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                      Year ended         Period ended
INVESTOR C SHARES                                      3/31/99#           03/31/98*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 12.02            $ 10.00
Income from investment operations:
Net investment income                                   ( 0.12)            ( 0.02)
 Net realized and unrealized gain on investments          2.97               2.04
Net increase in net asset value from operations           2.85               2.02
 DISTRIBUTIONS:
Dividends from net investment income                      0.00               0.00
Distributions from net realized capital gains           ( 0.01)              0.00
 Total dividends and distributions                      ( 0.01)              0.00
Net asset value, end of period                          $ 14.86            $ 12.02
 TOTAL RETURN++                                          23.63%             20.20%
========================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                       $3,233             $  518
 Ratio of operating expenses to average net assets        2.25%(a)           2.09%+(a)
Ratio of net investment income/loss to average net
 assets                                                 ( 0.95)%           ( 0.62)%+
 Portfolio turnover rate                                  150%                22%
Ratio of expenses to average net assets without
 waivers and/or expense reimbursements                    2.25%(a)           2.97%+(a)


                           * Nations Marsico Growth & Income Fund Investor C Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.

                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS CAPITAL GROWTH FUND            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                    Year ended       Year ended
INVESTOR A SHARES                                    3/31/99#         03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 13.26           $ 11.67
Net investment income/(loss)                         ( 0.03)           ( 0.01)
 Net realized and unrealized gain on investments       1.58              5.28
Net increase in net asset value from operations        1.55              5.27
 DISTRIBUTIONS:
Dividends from net investment income                    --                --
Distributions from net realized capital gains        ( 2.84)           ( 3.68)
 Total dividends and distributions                   ( 2.84)           ( 3.68)
Net asset value, end of period                       $ 11.97           $ 13.26
 TOTAL RETURN++                                       14.70%            53.83%
====================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $52,987           $43,380
 Ratio of operating expenses to average net assets     1.21%(c)          1.20%(c)(d)
Ratio of net investment income/(loss) to average
 net assets                                          ( 0.29)%          ( 0.12)%
 Portfolio turnover rate                                39%              113%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.21%(c)          1.20%(c)

INVESTOR A SHARES                                   Year ended     Period ended  Year ended    Year ended
                                                     03/31/97#     03/31/96(a)    11/30/95      11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 13.41           $ 14.22       $ 11.21     $ 11.06
Net investment income/(loss)                           0.02              0.01          0.06        0.07
 Net realized and unrealized gain on investments       1.65              0.38          3.28        0.14
Net increase in net asset value from operations        1.67              0.39          3.34        0.21
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.02)           ( 0.01)        ( 0.07)    ( 0.06)
Distributions from net realized capital gains        ( 3.39)           ( 1.19)        ( 0.26)    ( 0.00)(b)
 Total dividends and distributions                   ( 3.41)           ( 1.20)        ( 0.33)    ( 0.06)
Net asset value, end of period                       $ 11.67           $ 13.41       $ 14.22     $ 11.21
 TOTAL RETURN++                                       11.58%             3.02%         30.70%      1.93%
=========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $20,465           $18,311       $16,770     $11,038
 Ratio of operating expenses to average net assets     1.21%(d)          1.21%+         1.23%      1.15%
Ratio of net investment income/(loss) to average
 net assets                                            0.14%             0.13%+         0.46%      0.60%
 Portfolio turnover rate                                75%                25%            80%        56%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.21%             1.21%+         1.23%      1.16%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of the fees reduced by the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CAPITAL GROWTH FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  Year ended          Year ended
INVESTOR B SHARES                                  3/31/99#            03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 12.83           $ 11.47
Net investment income/(loss)                         ( 0.11)           ( 0.10)
 Net realized and unrealized gain on investments       1.51              5.14
Net increase in net asset value from operations        1.40              5.04
 DISTRIBUTIONS:
Dividends from net investment income                    --                --
Distributions from net realized capital gains        ( 2.84)           ( 3.68)
 Total dividends and distributions                   ( 2.84)           ( 3.68)
Net asset value, end of period                       $ 11.39           $ 12.83
 TOTAL RETURN++                                       13.86%            52.52%
====================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $66,338           $59,496
 Ratio of operating expenses to average net assets     1.96%(c)          1.95%(c)(d)
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.04)%          ( 0.87)%
 Portfolio turnover rate                                39%              113%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.96%(c)          1.95%(c)

INVESTOR B SHARES                                  Year ended     Period ended  Year ended    Year ended
                                                    03/31/97#     03/31/96(a)    11/30/95      11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 13.31          $ 14.15        $ 11.17     $ 11.05
Net investment income/(loss)                         ( 0.08)          ( 0.02)        ( 0.03)     ( 0.01)
 Net realized and unrealized gain on investments       1.63             0.37           3.27        0.13
Net increase in net asset value from operations        1.55             0.35           3.24        0.12
 DISTRIBUTIONS:
Dividends from net investment income                    --               --              --          --
Distributions from net realized capital gains        ( 3.39)          ( 1.19)        ( 0.26)     ( 0.00)(b)
 Total dividends and distributions                   ( 3.39)          ( 1.19)        ( 0.26)     ( 0.00)(b)
Net asset value, end of period                       $ 11.47          $ 13.31        $ 14.15     $ 11.17
 TOTAL RETURN++                                       10.68%            2.77%         29.80%       1.12%
===========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $41,933          $41,045        $40,868     $23,591
 Ratio of operating expenses to average net assets     1.96%(d)         1.96%+         1.98%       1.90%
Ratio of net investment income/(loss) to average
 net assets                                          ( 0.61)%         ( 0.62)%+      ( 0.29)%    ( 0.15)%
 Portfolio turnover rate                                75%              25%             80%         56%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.96%            1.96%+         1.98%       1.91%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CAPITAL GROWTH FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                   Year ended          Year ended
INVESTOR C SHARES                                   3/31/99#            03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 12.92           $ 11.50
Net investment income/(loss)                         ( 0.11)           ( 0.08)
 Net realized and unrealized gain on investments       1.51              5.18
Net increase in net asset value from operations        1.40              5.10
 DISTRIBUTIONS:
Dividends from net investment income                    --                --
Distributions from net realized capital gains        ( 2.84)           ( 3.68)
 Total dividends and distributions                   ( 2.84)           ( 3.68)
Net asset value, end of period                       $ 11.48           $ 12.92
 TOTAL RETURN++                                       13.76%            53.02%
====================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $3,862            $6,176
 Ratio of operating expenses to average net assets     1.96%(c)          1.78%(c)(d)
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.04)%          ( 0.70)%
 Portfolio turnover rate                                39%              113%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.96%(c)          1.78%(c)

INVESTOR C SHARES                                   Year ended      Period ended    Year ended    Year ended
                                                    03/31/97##       03/31/96(a)     11/30/95      11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 13.26          $ 14.09          $ 11.14     $ 11.01
Net investment income/(loss)                         ( 0.01)            0.00 (b)       ( 0.03)     ( 0.02)
 Net realized and unrealized gain on investments       1.64             0.36             3.24        0.15
Net increase in net asset value from operations        1.63             0.36             3.21        0.13
 DISTRIBUTIONS:
Dividends from net investment income                    --               --               --          --
Distributions from net realized capital gains        ( 3.39)          ( 1.19)          ( 0.26)     ( 0.00)(b)
 Total dividends and distributions                   ( 3.39)          ( 1.19)          ( 0.26)     ( 0.00)(b)
Net asset value, end of period                       $ 11.50          $ 13.26          $ 14.09     $ 11.14
 TOTAL RETURN++                                       11.39%            2.86%           29.61%       1.22%
===========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $5,752           $3,655           $3,322      $2,394
 Ratio of operating expenses to average net assets     1.46%(d)         1.58%+           1.98%       1.90%
Ratio of net investment income/(loss) to average
 net assets                                          ( 0.11)%         ( 0.24)%+        ( 0.29)%    ( 0.15)%
 Portfolio turnover rate                                75%              25%              80%         56%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.46%            1.58%+           1.98%       1.91%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS DISCIPLINED EQUITY FUND         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                  Year ended             Year ended
INVESTOR A SHARES                                   3/31/99              03/31/98##
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 22.09                $ 18.44
Net investment income/(loss)                         ( 0.03)                  0.02
 Net realized and unrealized gain/(loss) on
 investments                                           3.21                   7.87
Net increase/(decrease) in net asset value from
 operations                                            3.18                   7.89
 DISTRIBUTIONS:
Dividends from net investment income                    --                  ( 0.01)
Distributions from net realized capital gains        ( 2.04)                ( 4.23)
 Return of capital                                      --                     --
Total dividends and distributions                    ( 2.04)                ( 4.24)
 Net asset value, end of period                      $ 23.23                $ 22.09
TOTAL RETURN++                                        15.49%                 48.28%
=======================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                $67,356                $21,725
Ratio of operating expenses to average net assets      1.22%(c)(d)            1.23%(c)(d)
 Ratio of net investment income/(loss) to average
 net assets                                          ( 0.13)%                 0.12%
Portfolio turnover rate                                 72%                    79%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.22%(d)               1.23%(d)

INVESTOR A SHARES                                Year ended     Period ended  Year ended   Period ended    Period ended
                                                  03/31/97      03/31/96(a)    11/30/95      11/30/94*      04/29/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 17.16          $ 17.04       $ 13.06     $ 13.30          $ 14.94
Net investment income/(loss)                          0.08             0.04          0.09        0.00 (b)       ( 0.04)
 Net realized and unrealized gain/(loss) on
 investments                                          2.80             0.35          3.96      ( 0.23)#           1.35
Net increase/(decrease) in net asset value from
 operations                                           2.88             0.39          4.05      ( 0.23)            1.31
 DISTRIBUTIONS:
Dividends from net investment income                ( 0.09)          ( 0.04)       ( 0.07)     ( 0.01)             --
Distributions from net realized capital gains       ( 1.51)          ( 0.23)           --         --            ( 2.95)
 Return of capital                                     --               --             --      ( 0.00)(b)          --
Total dividends and distributions                   ( 1.60)          ( 0.27)       ( 0.07)     ( 0.01)          ( 2.95)
 Net asset value, end of period                     $ 18.44          $ 17.16       $ 17.04     $ 13.06          $ 13.30
TOTAL RETURN++                                       16.76%            2.35%        31.05%     ( 1.71)%           8.31%
========================================================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)               $6,837           $4,722        $3,234      $  252           $  165
Ratio of operating expenses to average net assets     1.29%(c)         1.12%+        1.40%       1.23%+           1.30%+
 Ratio of net investment income/(loss) to average
 net assets                                           0.45%            0.72%+        0.75%       0.02%+         ( 0.62)%+
Portfolio turnover rate                               120%              47%           124%       177%             475%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.29%            1.12%+        1.40%       1.66%+           1.74%+


                           * The period for Nations Disciplined Equity Investor A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class B Shares, which were reorganized into Investor A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class B Shares commenced operations on July 26, 1993.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
                           ## Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS DISCIPLINED EQUITY FUND       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                  Year ended             Year ended
INVESTOR B SHARES                                   3/31/99               03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 21.57                $ 18.20
Net investment income/(loss)                         ( 0.17)                ( 0.12)
 Net realized and unrealized gain/(loss) on
 investments                                           3.11                   7.72
Net increase/(decrease) in net asset value from
 operations                                            2.94                   7.60
 DISTRIBUTIONS:
Dividends from net investment income                    --                     --
Distributions from net realized capital gains        ( 2.04)                ( 4.23)
 Return of capital                                      --                     --
Total dividends and distributions                    ( 2.04)                ( 4.23)
 Net asset value, end of period                      $ 22.47                $ 21.57
TOTAL RETURN++                                        14.69%                 47.14%
=========================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $50,797                $38,079
Ratio of operating expenses to average net assets      1.97%(c)(d)            1.98%(c)(d)
 Ratio of net investment income/(loss) to average
 net assets                                          ( 0.88)%               ( 0.63)%
Portfolio turnover rate                                 72%                    79%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.97%(d)               1.98%(d)

INVESTOR B SHARES                                 Year ended     Period ended  Year ended    Period ended
                                                   03/31/97      03/31/96(a)    11/30/95       11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 17.00          $ 16.89         $  13.02   $ 12.77
Net investment income/(loss)                        ( 0.05)          ( 0.01)            0.03    ( 0.02)
 Net realized and unrealized gain/(loss) on
 investments                                          2.76             0.35             3.87      0.28
Net increase/(decrease) in net asset value from
 operations                                           2.71             0.34             3.90      0.26
 DISTRIBUTIONS:
Dividends from net investment income                   --               --            ( 0.03)   ( 0.01)
Distributions from net realized capital gains       ( 1.51)          ( 0.23)              --       --
 Return of capital                                     --               --                --    ( 0.00)(b)
Total dividends and distributions                   ( 1.51)          ( 0.23)          ( 0.03)   ( 0.01)
 Net asset value, end of period                     $ 18.20          $ 17.00         $  16.89   $ 13.02
TOTAL RETURN++                                       15.86%            2.08%           29.94%     2.02%
========================================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $20,257          $18,412         $ 16,874   $  177
Ratio of operating expenses to average net assets     2.04%(c)         2.02%+           2.30%     2.09%+
 Ratio of net investment income/(loss) to average
 net assets                                         ( 0.30)%         ( 0.18)%+        ( 0.15)%  ( 0.84)%+
Portfolio turnover rate                               120%              47%              124%     177%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        2.04%            2.02%+           2.30%     2.52%+


                           * Nations Disciplined Equity Fund Investor B Shares commenced operations on May 20, 1994.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS DISCIPLINED EQUITY FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   Year ended             Year ended
INVESTOR C SHARES                                    3/31/99               03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 21.92                $ 18.41
Net investment income/(loss)                         ( 0.17)                ( 0.09)
 Net realized and unrealized gain/(loss) on
 investments                                           3.15                   7.83
Net increase/(decrease) in net asset value from
 operations                                            2.98                   7.74
 DISTRIBUTIONS:
Dividends from net investment income                    --                     --
Distributions from net realized capital gains        ( 2.04)                ( 4.23)
 Return of capital                                      --                     --
Total dividends and distributions                    ( 2.04)                ( 4.23)
 Net asset value, end of period                      $ 22.86                $ 21.92
TOTAL RETURN++                                        14.64%                 47.38%
===================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $1,629                 $1,199
Ratio of operating expenses to average net assets      1.97%(c)(d)            1.81%(c)(d)
 Ratio of net investment income/(loss) to average
 net assets                                          ( 0.88)%               ( 0.46)%
Portfolio turnover rate                                 72%                    79%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.97%(d)               1.81%(d)

INVESTOR C SHARES                                 Year ended     Period ended   Period ended
                                                   03/31/97      03/31/96(a)      11/30/95*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 17.10          $ 16.97       $ 14.08
Net investment income/(loss)                          0.04             0.01          0.00 (b)
 Net realized and unrealized gain/(loss) on
 investments                                          2.79             0.35          2.92
Net increase/(decrease) in net asset value from
 operations                                           2.83             0.36          2.92
 DISTRIBUTIONS:
Dividends from net investment income                ( 0.01)             --         ( 0.03)
Distributions from net realized capital gains       ( 1.51)          ( 0.23)          --
 Return of capital                                     --               --            --
Total dividends and distributions                   ( 1.52)          ( 0.23)       ( 0.03)
 Net asset value, end of period                     $ 18.41          $ 17.10       $ 16.97
TOTAL RETURN++                                       16.45%            2.19%        20.78%
===========================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $  446           $  283        $  322
Ratio of operating expenses to average net assets     1.54%(c)         1.65%+        2.30%+
 Ratio of net investment income/(loss) to average
 net assets                                           0.20%            0.19%+      ( 0.15)%+
Portfolio turnover rate                               120%              47%          124%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.54%            1.65%+        2.30%+

                           * Nations Disciplined Equity Fund Investor C Shares commenced operations on May 10, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MARSICO FOCUSED EQUITIES
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     Year ended         Period ended
INVESTOR A SHARES                                     3/31/99#           03/31/98*#
 OPERATING PERFORMANCE:
Net asset value at the beginning of the period          $ 12.14            $ 10.00
Net investment income/(loss)                            ( 0.04)            ( 0.01)
 Net realized and unrealized capital gain on
 investments                                              4.64               2.15
Net increase in net asset value from operations           4.60               2.14
 DISTRIBUTIONS:
Dividends from net investment income                      0.00               0.00
Distributions from net realized capital gains           ( 0.01)              0.00
 Total dividends and distributions                      ( 0.01)              0.00
Net asset value, the end of the period                  $ 16.73            $ 12.14
 TOTAL RETURN++                                          37.94%             21.40%
=====================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $238,137           $6,056
 Ratio of operating expenses to average net assets        1.31%(a)           1.77%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.20)%           ( 0.55)%+
 Portfolio turnover rate                                  177%                25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.31%(a)           1.77%+(a)

                           * Nations Marsico Focused Equities Fund Investor A Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.

                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


NATIONS MARSICO FOCUSED EQUITIES
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                      Year ended         Period ended
INVESTOR B SHARES                                      3/31/99#           03/31/98*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 12.13            $ 10.00
Net investment income/(loss)                            ( 0.12)            ( 0.04)
 Net realized and unrealized gain/(loss) on
 investments                                              4.62               2.17
Net increase/(decrease) in net asset value from
 operations                                               4.50               2.13
 DISTRIBUTIONS:
Dividends from net investment income                      0.00               0.00
Distributions from net realized capital gains           ( 0.01)              0.00
 Total dividends and distributions                      ( 0.01)              0.00
Net asset value, end of period                          $ 16.62            $ 12.13
 TOTAL RETURN ++                                         37.15%             21.30%
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $306,365           $20,446
 Ratio of operating expenses to average net assets        2.06%(a)           2.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.95)%           ( 1.30)%+
 Portfolio turnover rate                                  177%                25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.06%(a)           2.52%+(a)

                           * Nations Marsico Focused Equities Fund Investor B Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.

                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MARSICO FOCUSED EQUITIES
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                      Year ended         Period ended
INVESTOR C SHARES                                      3/31/99#           03/31/98*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 12.13            $ 10.00
Net investment income/(loss)                            ( 0.14)            ( 0.04)
 Net realized and unrealized gains on investments         4.69               2.17
Net increase in net asset value from operations           4.55               2.13
 DISTRIBUTIONS:
Dividends from net investment income                      0.00               0.00
Distributions from net realized capital gains           ( 0.01)              0.00
 Total dividends and distributions                      ( 0.01)              0.00
Net asset value, end of period                          $ 16.67            $ 12.13
 TOTAL RETURN++                                          37.56%             21.30%
=======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                       $13,682            $  469
 Ratio of operating expenses to average net assets        2.06%(a)           2.52%+(a)
Ratio of net investment loss to average net assets      ( 0.95)%           ( 1.30)%+
 Portfolio turnover rate                                  177%                25%
Ratio of expenses to average net assets without
 waivers and/or expense reimbursements                    2.06%(a)           2.52%+(a)

                           * Nations Marsico Focused Equities Fund Investor C Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average share method.

                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS EMERGING GROWTH FUND         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                    Year ended          Year ended
INVESTOR A SHARES                                    3/31/99#            03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 16.30               $ 12.69
Net investment income/(loss)                         ( 0.07)               ( 0.10)
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.92)                 5.50
Net increase/(decrease) in net asset value from
 operations                                          ( 0.99)                 5.40
 DISTRIBUTIONS:
Distributions from net realized capital gains        ( 2.27)               ( 1.79)
Total dividends and distributions                    ( 2.27)               ( 1.79)
 Net asset value, end of period                      $ 13.04               $ 16.30
Total return++                                       ( 7.41)%               44.86%
=====================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $18,042               $21,591
Ratio of operating expenses to average net assets      1.23%(b)(c)           1.23%(b)
 Ratio of net investment income/(loss) to average
 net assets                                          ( 0.54)%              ( 0.67)%
Portfolio turnover rate                                 43%                   76%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursement          1.23%(b)              1.23%(b)

INVESTOR A SHARES                                  Year ended     Period ended   Year ended  Year ended
                                                    03/31/97#     03/31/96#(a)    11/30/95   11/30/94#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 13.91          $ 14.17        $ 11.35     $ 10.85
Net investment income/(loss)                        ( 0.07)          ( 0.01)        ( 0.01)     ( 0.06)
 Net realized and unrealized gain/(loss) on
 investments                                          0.19             1.25           3.23        0.70
Net increase/(decrease) in net asset value from
 operations                                           0.12             1.24           3.22        0.64
 DISTRIBUTIONS:
Distributions from net realized capital gains       ( 1.34)          ( 1.50)        ( 0.40)     ( 0.14)
Total dividends and distributions                   ( 1.34)          ( 1.50)        ( 0.40)     ( 0.14)
 Net asset value, end of period                     $ 12.69          $ 13.91        $ 14.17     $ 11.35
Total return++                                        0.18%            9.80%         29.65%       5.90%
=======================================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $12,126          $7,802         $5,765      $3,234
Ratio of operating expenses to average net assets     1.23%(b)         1.24%+         1.23%       1.26%
 Ratio of net investment income/(loss) to average
 net assets                                         ( 0.51)%         ( 0.31)%+      ( 0.17)%    ( 0.54)%
Portfolio turnover rate                                93%              39%           139%        129%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursement         1.23%(b)         1.24%+         1.23%       1.26%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income/(loss) has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS EMERGING GROWTH FUND          FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     Year ended          Year ended
INVESTOR B SHARES                                     3/31/99#            03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 15.58               $ 12.29
Net investment income/(loss)                         ( 0.15)               ( 0.20)
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.88)                 5.28
Net increase/(decrease) in net asset value from
 operations                                          ( 1.03)                 5.08
 DISTRIBUTIONS:
Distributions from net realized capital gains        ( 2.27)               ( 1.79)
Total dividends and distributions                    ( 2.27)               ( 1.79)
 Net asset value, end of period                      $ 12.28               $ 15.58
TOTAL RETURN++                                       ( 8.10)%               43.64%
=======================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $33,245               $45,451
Ratio of operating expenses to average net assets      1.98%(b)(c)           1.98%(b)
 Ratio of operating expenses to average net assets
 including interest expense                             --                   1.99%
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.29)%              ( 1.42)%
 Portfolio turnover rate                                43%                   76%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.98%(b)              1.98%(b)

INVESTOR B SHARES                                  Year ended     Period ended   Year ended  Year ended
                                                    03/31/97#     03/31/96#(a)    11/30/95   11/30/94#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 13.61          $ 13.93         $ 11.24     $ 10.82
Net investment income/(loss)                        ( 0.18)          ( 0.05)         ( 0.07)     ( 0.14)
 Net realized and unrealized gain/(loss) on
 investments                                          0.20             1.23            3.16        0.70
Net increase/(decrease) in net asset value from
 operations                                           0.02             1.18            3.09        0.56
 DISTRIBUTIONS:
Distributions from net realized capital gains       ( 1.34)          ( 1.50)         ( 0.40)     ( 0.14)
Total dividends and distributions                   ( 1.34)          ( 1.50)         ( 0.40)     ( 0.14)
 Net asset value, end of period                     $ 12.29          $ 13.61         $ 13.93     $ 11.24
TOTAL RETURN++                                      ( 0.57)%           9.52%          28.75%       5.17%
==========================================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $33,342          $34,989         $32,349     $15,909
Ratio of operating expenses to average net assets     1.98%(b)         1.99%+          1.98%       2.01%
 Ratio of operating expenses to average net assets
 including interest expense                            --               --               --          --
Ratio of net investment income/(loss) to average
 net assets                                         ( 1.26)%         ( 1.06)%+       ( 0.92)%    ( 1.29)%
 Portfolio turnover rate                               93%              39%             139%        129%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.98%(b)         1.99%+          1.98%       2.01%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS EMERGING GROWTH FUND         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                   Year ended          Year ended
INVESTOR C SHARES                                   3/31/99#            03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 15.63               $ 12.31
Net investment income/(loss)                         ( 0.15)               ( 0.18)
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.88)                 5.29
Net increase/(decrease) in net asset value from
 operations                                          ( 1.03)                 5.11
 DISTRIBUTIONS:
Distributions from net realized capital gains        ( 2.27)               ( 1.79)
Total dividends and distributions                    ( 2.27)               ( 1.79)
 Net asset value, end of period                      $ 12.33               $ 15.63
TOTAL RETURN++                                       ( 8.08)%               43.80%
==================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $1,383                $2,266
Ratio of operating expenses to average net assets      1.98%(b)(c)           1.81%(b)
 Ratio of operating expenses to average net assets
 including interest expense                             --                   1.82%
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.29)%              ( 1.25)%
 Portfolio turnover rate                                43%                   76%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.98%(b)              1.81%(b)



INVESTOR C SHARES                                  Year ended     Period ended   Year ended  Year ended
                                                    03/31/97#     03/31/96#(a)    11/30/95   11/30/94#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 13.56          $ 13.87        $ 11.20     $ 10.78
Net investment income/(loss)                        ( 0.10)          ( 0.03)        ( 0.08)     ( 0.14)
 Net realized and unrealized gain/(loss) on
 investments                                          0.19             1.22           3.15        0.70
Net increase/(decrease) in net asset value from
 operations                                           0.09             1.19           3.07        0.56
 DISTRIBUTIONS:
Distributions from net realized capital gains       ( 1.34)          ( 1.50)        ( 0.40)     ( 0.14)
Total dividends and distributions                   ( 1.34)          ( 1.50)        ( 0.40)     ( 0.14)
 Net asset value, end of period                     $ 12.31          $ 13.56        $ 13.87     $ 11.20
TOTAL RETURN++                                      ( 0.04)%           9.64%         28.67%       5.19%
=======================================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $1,437           $  936         $  805      $  542
Ratio of operating expenses to average net assets     1.48%(b)         1.61%+         1.98%       2.01%
 Ratio of operating expenses to average net assets
 including interest expense                            --               --             --          --
Ratio of net investment income/(loss) to average
 net assets                                         ( 0.76)%         ( 0.68)%+      ( 0.92)%    ( 1.29)%
 Portfolio turnover rate                               93%              39%           139%        129%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.48%(b)         1.61%+         1.98%       2.01%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALL COMPANY GROWTH
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


INVESTOR A SHARES                                      Year ended         Period ended       Period ended    Period ended
                                                        3/31/99#            03/31/98*         05/16/97*      08/31/96*(a)
 OPERATING PERFORMANCE:
Net asset value, beginning of the period                $ 15.74             $ 12.05             $ 10.64         $ 10.00
Net investment income                                   ( 0.07)             ( 0.02)               0.03            0.05
 Net realized and unrealized gain on investments        ( 3.11)               4.42                1.46            0.64
Net increase in net asset value from operations         ( 3.18)               4.40                1.49            0.69
 Dividends from net investment income                       --                 --               ( 0.03)         ( 0.05)
Distributions from net realized capital gains           ( 1.13)             ( 0.71)             ( 0.05)            --
 Total dividends and distributions                      ( 1.13)             ( 0.71)             ( 0.08)         ( 0.05)
Net asset value, the end of the period                  $ 11.43             $ 15.74             $ 12.05         $ 10.64
 TOTAL RETURN++                                         (21.32)%             37.02%              13.98%           6.88%
========================================================================================================================
Net assets at end of period (in 000's)                  $16,143             $6,772              $3,697          $2,611
 Ratio of operating expenses to average net assets        1.20%(b)            1.20%+(b)           1.23%+          1.25%+
Ratio of net investment income/loss to average net
 assets                                                 ( 0.67)%            ( 0.20)%+             0.30%+          0.66%+
 Portfolio turnover rate                                    87%                59%                 48%             31%
Ratio of expenses to average net assets without
 waivers and/or expense reimbursements                    1.47%(b)            1.51%+(b)           1.66%+          1.65%+


                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class A Shares, which were reorganized into Nations Small Company Growth Fund Investor A Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Nations Small Company Growth Fund was Boatmen's Trust Company. Effective May 23, 1997 the investment adviser to Nations Small Company Growth Fund is TradeStreet Investment Associates, Inc.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SMALL COMPANY GROWTH
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


INVESTOR B SHARES                                      Year ended         Period ended       Period ended    Period ended
                                                        3/31/99#            03/31/98*         05/16/97*      08/31/96*(a)
 OPERATING PERFORMANCE:
Net asset value, beginning of the period                $ 15.59             $ 12.03             $ 10.65         $ 10.00
Net investment income (loss)                            ( 0.11)             ( 0.08)             ( 0.03)           0.01
 Net realized and unrealized gain on investments        ( 3.12)               4.35                1.46            0.65
Net increase in net asset value from operations         ( 3.23)               4.27                1.43            0.66
 DISTRIBUTIONS:
Dividends from net investment income                        --                 --                  --           ( 0.01)
Distributions from net realized capital gains           ( 1.13)             ( 0.71)             ( 0.05)            --
 Total dividends and distributions                      ( 1.13)             ( 0.71)             ( 0.05)         ( 0.01)
Net asset value, end of the period                      $ 11.23             $ 15.59             $ 12.03         $ 10.65
 TOTAL RETURN++                                         (21.86)%             36.06%              13.43%           6.65%
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $ 5,127             $3,384              $2,635          $1,878
 Ratio of operating expenses to average net assets        1.95%(b)            1.87%+(a)           1.97%+          2.01%+
Ratio of net investment income/loss to average net
 assets                                                 ( 1.42)%            ( 0.87)%+           ( 0.45)%+       ( 0.07)%+
 Portfolio turnover rate                                    87%                59%                 48%             31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.22%(b)            2.18%+(b)           2.41%+          2.44%+


                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class B Shares, which were reorganized into the Investor B Shares of Nations Small Company Growth Fund as of May 23, 1997. Prior to May 23, 1997, the investment adviser to Nations Small Company Growth Fund was Boatman's Trust Company. Effective May 23, 1997, the investment adviser to Nations Small Company Growth Fund was TradeStreet Investment Associates, Inc.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SMALL COMPANY GROWTH
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                      Year ended         Period ended
INVESTOR C SHARES                                      3/31/99#            03/31/98*
 OPERATING PERFORMANCE:
Net asset value at the beginning of the period          $ 15.74             $ 15.18
Net investment income                                   ( 0.12)             ( 0.08)
 Net realized and unrealized gain on investments        ( 3.11)               1.35
Net increase in net asset value from operations         ( 3.23)               1.27
 DISTRIBUTIONS:
Dividends from net investment income                        --                 --
Distributions from net realized capital gains           ( 1.13)             ( 0.71)
 Total dividends and distributions                      ( 1.13)             ( 0.71)
Net asset value, end of the period                      $ 11.38             $ 15.74
 TOTAL RETURN ++                                        (21.66)%              8.75%
========================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $ 1,951             $3,122
 Ratio of operating expenses to average net assets        1.70%(a)            1.95%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 1.17)%            ( 0.95)%+
 Portfolio turnover rate                                    87%                59%
Ratio of expenses to average net assets (assuming
 no waivers or expense reimbursements)                    2.22%(a)            2.26%+(a)


                           * Nations Small Company Growth Investor C Shares commenced operations on September 22, 1997.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average share method.

                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS BALANCED ASSETS FUND             FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     Year ended             Year ended
INVESTOR A SHARES                                     3/31/99#               03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 11.47                $ 11.13
Net investment income                                   0.23                   0.27
 Net realized and unrealized gain/(loss) on
 investments                                          ( 0.38)                  2.68
Net increase/(decrease) in net asset value from
 operations                                           ( 0.15)                  2.95
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.20)                ( 0.27)
Distributions from net realized capital gains         ( 0.74)                ( 2.34)
 Total dividends and distributions                    ( 0.94)                ( 2.61)
Net asset value, end of period                        $ 10.38                $ 11.47
 TOTAL RETURN++                                       ( 1.36)%                30.13%
========================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $20,979                $16,009
 Ratio of operating expenses to average net assets      1.25%(b)(c)            1.33%(b)(c)
Ratio of net investment income to average net
 assets                                                 2.18%                  2.45%
 Portfolio turnover rate                                126%                   276%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.25%(b)               1.33%(b)

INVESTOR A SHARES                                  Year ended     Period ended  Year ended  Year ended
                                                    03/31/97      03/31/96(a)    11/30/95    11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 11.64          $ 12.66       $ 10.42     $ 10.86
Net investment income                                  0.34             0.11          0.34        0.22
 Net realized and unrealized gain/(loss) on
 investments                                           1.05             0.45          2.23      ( 0.44)
Net increase/(decrease) in net asset value from
 operations                                            1.39             0.56          2.57      ( 0.22)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.36)          ( 0.17)       ( 0.31)     ( 0.22)
Distributions from net realized capital gains        ( 1.54)          ( 1.41)       ( 0.02)        --
 Total dividends and distributions                   ( 1.90)          ( 1.58)       ( 0.33)     ( 0.22)
Net asset value, end of period                       $ 11.13          $ 11.64       $ 12.66     $ 10.42
 TOTAL RETURN++                                       12.18%            4.86%        25.01%     ( 2.02)%
========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $9,075           $6,261        $5,276      $4,881
 Ratio of operating expenses to average net assets     1.25%(b)         1.25%+        1.24%       1.23%
Ratio of net investment income to average net
 assets                                                3.06%            2.66%+        3.00%       2.06%
 Portfolio turnover rate                               264%              83%           174%       156%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.25%(b)         1.25%+        1.24%       1.24%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.

                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS BALANCED ASSETS FUND            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     Year ended             Year ended
INVESTOR B SHARES                                     3/31/99#               03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 11.45                $ 11.11
Net investment income                                   0.15                   0.19
 Net realized and unrealized gain/(loss) on
 investments                                          ( 0.38)                  2.68
Net increase/(decrease) in net asset value from
 operations                                           ( 0.23)                  2.87
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.12)                ( 0.19)
Distributions from net realized capital gains         ( 0.74)                ( 2.34)
 Total dividends and distributions                    ( 0.86)                ( 2.53)
Net asset value, end of period                        $ 10.36                $ 11.45
 TOTAL RETURN++                                       ( 2.13)%                29.35%
=====================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $73,735                $78,813
 Ratio of operating expenses to average net assets      2.00%(b)(c)            2.00%(b)(c)
Ratio of net investment income to average net
 assets                                                 1.43%                  1.78%
 Portfolio turnover rate                                126%                   276%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.00%(b)               2.00%(b)

INVESTOR B SHARES                                   Year ended     Period ended  Year ended  Year ended
                                                     03/31/97      03/31/96(a)    11/30/95    11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 11.62           $ 12.63       $ 10.40     $ 10.85
Net investment income                                  0.29              0.09          0.28        0.17
 Net realized and unrealized gain/(loss) on
 investments                                           1.04              0.45          2.22      ( 0.44)
Net increase/(decrease) in net asset value from
 operations                                            1.33              0.54          2.50      ( 0.27)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.30)           ( 0.14)        ( 0.25)    ( 0.18)
Distributions from net realized capital gains        ( 1.54)           ( 1.41)        ( 0.02)        --
 Total dividends and distributions                   ( 1.84)           ( 1.55)        ( 0.27)    ( 0.18)
Net asset value, end of period                       $ 11.11           $ 11.62       $ 12.63     $ 10.40
 TOTAL RETURN++                                       11.62%             4.69%         24.35%    ( 2.51)%
=========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $64,058           $65,764       $65,275     $52,905
 Ratio of operating expenses to average net assets     1.75%(b)          1.75%+         1.74%      1.73%
Ratio of net investment income to average net
 assets                                                2.56%             2.16%+         2.50%      1.56%
 Portfolio turnover rate                               264%                83%           174%       156%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.75%(b)          1.75%+         1.74%      1.74%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.

                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS BALANCED ASSETS FUND            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     Year ended             Year ended
INVESTOR C SHARES                                     3/31/99#               03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 11.41                $ 11.08
Net investment income                                   0.15                   0.20
 Net realized and unrealized gain/(loss) on
 investments                                          ( 0.38)                  2.67
Net increase/(decrease) in net asset value from
 operations                                           ( 0.23)                  2.87
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.12)                ( 0.20)
Distributions from net realized capital gains         ( 0.74)                ( 2.34)
 Total dividends and distributions                    ( 0.86)                ( 2.54)
Net asset value, end of period                        $ 10.32                $ 11.41
 TOTAL RETURN++                                       ( 2.17)%                29.43%
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $1,614                 $1,947
 Ratio of operating expenses to average net assets      2.00%(b)(c)            1.91%(b)(c)
Ratio of net investment income to average net
 assets                                                 1.43%                  1.87%
 Portfolio turnover rate                                126%                   276%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.00%(b)               1.91%(b)

INVESTOR C SHARES                                  Year ended     Period ended  Year ended  Year ended
                                                    03/31/97      03/31/96(a)    11/30/95    11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 11.60          $ 12.61       $ 10.38     $ 10.82
Net investment income                                  0.33             0.09          0.26        0.14
 Net realized and unrealized gain/(loss) on
 investments                                           1.02             0.45          2.21      ( 0.43)
Net increase/(decrease) in net asset value from
 operations                                            1.35             0.54          2.47      ( 0.29)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.33)          ( 0.14)       ( 0.22)     ( 0.15)
Distributions from net realized capital gains        ( 1.54)          ( 1.41)       ( 0.02)        --
 Total dividends and distributions                   ( 1.87)          ( 1.55)       ( 0.24)     ( 0.15)
Net asset value, end of period                       $ 11.08          $ 11.60       $ 12.61     $ 10.38
 TOTAL RETURN++                                       11.85%            4.71%        24.03%     ( 2.72)%
=========================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $1,396           $1,187        $  992      $  951
 Ratio of operating expenses to average net assets     1.50%(b)         1.62%+        1.99%       1.98%
Ratio of net investment income to average net
 assets                                                2.81%            2.29%+        2.25%       1.31%
 Portfolio turnover rate                               264%              83%           174%       156%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.50%(b)         1.62%+        1.99%       1.99%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.

                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS ASSET ALLOCATION FUND        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
(SUCCESSOR TO THE PACIFIC HORIZON
ASSET ALLOCATION FUND)



INVESTOR A SHARES*                                 Period ended    Year ended
                                                      5/14/99      2/28/99(b)
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 22.50          $ 21.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.10             0.55
 Net realized and unrealized gain (loss) on
 investments                                            0.91             2.48
Net increase in net asset value from operations         1.01             3.03
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.11)          ( 0.45)
Distributions from net realized capital gains            --            ( 1.49)
 Total dividends and distributions                    ( 0.11)          ( 1.94)
Net asset value, end of period                        $ 23.40          $ 22.50
 TOTAL RETURN (EXCLUDES SALES CHARGE)                   4.50%(e)        14.72%
==============================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)                $   72           $  72
 Ratio of expenses to average net assets                1.18%(d)         0.94%
Ratio of net investment income (loss) to average net
 assets                                                 2.01%(d)         2.64%
 Ratio of expenses to average net assets**              1.20%(d)           (c)
Ratio of net investment income to average net
 assets**                                               1.99%(d)           (c)
 Portfolio turnover rate                                 20%(e)         114%

INVESTOR A SHARES*                                   Year ended  Year ended   Year ended  Year ended
                                                      2/28/98    2/28/97(a)    2/29/96     2/28/95
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 19.40     $ 17.52      $ 15.15     $ 14.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.52        0.48         0.52        0.48
 Net realized and unrealized gain (loss) on
 investments                                            3.72        2.50         2.86        0.24
Net increase in net asset value from operations         4.24        2.98         3.38        0.72
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.47)     ( 0.46)      ( 0.53)     ( 0.41)
Distributions from net realized capital gains         ( 1.76)     ( 0.64)      ( 0.48)        --
 Total dividends and distributions                    ( 2.23)     ( 1.10)      ( 1.01)     ( 0.41)
Net asset value, end of period                        $ 21.41     $ 19.40      $ 17.52     $ 15.15
 TOTAL RETURN (EXCLUDES SALES CHARGE)                  23.07%      17.64%       22.80%       5.03%
==================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)                $   49      $   35       $   22      $    6
 Ratio of expenses to average net assets                1.03%       1.25%        0.62%       0.00%
Ratio of net investment income (loss) to average net
 assets                                                 2.67%       2.59%        3.49%       4.25%
 Ratio of expenses to average net assets**              1.09%       1.94%        2.92%       7.89%
Ratio of net investment income to average net
 assets**                                               2.61%       1.90%        1.19%     ( 3.64%)
 Portfolio turnover rate                                  67%        116%         157%       142%



                           * Investor A Shares of Nations Asset Allocation Fund were formerly A Shares of the Pacific Horizon Asset Allocation Fund.
                           ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
                           (a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
                           (b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationBank Corporation.
                           (c) There were no waivers or expense reimbursements during the period.
                           (d) Annualized.
                           (e) Not annualized.


NATIONS ASSET ALLOCATION FUND        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
(SUCCESSOR TO THE PACIFIC HORIZON
ASSET ALLOCATION FUND)



INVESTOR B SHARES*                                 Period ended       Period ended
                                                      5/14/99         2/28/99(a)(b)
 Net asset value, beginning of period                 $ 22.45            $ 23.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.06               0.22
 Net realized and unrealized gain on investments        0.89               0.75
Net increase in net asset value from operations         0.95               0.97
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.08)            ( 0.20)
Distributions from net realized capital gains            --              ( 1.49)
 Total dividends and distributions                    ( 0.08)            ( 1.69)
Net asset value, end of period                        $ 23.32            $ 22.45
 TOTAL RETURN                                           4.26%(e)           4.59%(e)
===================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                  $   10             $    6
 Ratio of expenses to average net assets                1.95%(d)           1.74%(d)
Ratio of net investment income to average net
 assets                                                 1.26%(d)           1.92%(d)
 Ratio of expenses to average net assets**              1.97%(d)              (c)
Ratio of net investment income to average net
 assets**                                               1.24%(d)              (c)
 Portfolio turnover rate                                 20%(e)            114%



                           * Investor B Shares of Nations Asset Allocation Fund were formerly B Shares of the Pacific Horizon Asset Allocation Fund.
                           ** During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
                           (a) Period from July 15, 1998 (inception date) to February 28, 1999.
                           (b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
                           (c) There were no fee waivers or expense reimbursements during the period.
                           (d) Annualized.
                           (e) Not annualized.



NATIONS ASSET ALLOCATION FUND                    FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
(SUCCESSOR TO THE PACIFIC HORIZON
ASSET ALLOCATION FUND)



INVESTOR C SHARES*                                Period ended      Year ended     Year ended     Period ended
                                                     5/14/99        2/28/99(b)      2/28/98        2/28/97(a)
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 22.45           $ 21.36        $ 19.40        $ 17.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.05              0.44           0.41           0.19
 Net realized and unrealized gain/(loss) on
 investments                                           0.92              2.49           3.66           2.80
Net increase in net asset value from operations        0.97              2.93           4.07           2.99
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.09)           ( 0.35)        ( 0.36)        ( 0.18)
Distributions from net realized capital gains           --             ( 1.49)        ( 1.75)        ( 0.64)
 Total dividends and distributions                   ( 0.09)           ( 1.84)        ( 2.11)        ( 0.82)
Net asset value, end of period                       $ 23.33           $ 22.45        $ 21.36        $ 19.40
 TOTAL RETURN                                          4.31%(d)         14.23%         22.10%         17.69%(d)
================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)               $    2            $    2         $    2         $    1
 Ratio of expenses to average net assets               1.67%(c)          1.44%          1.52%          1.94%(c)
Ratio of net investment income to average net
 assets                                                1.52%(c)          2.14%          2.17%          2.31%(c)
 Ratio of expenses to average net assets**             1.96%(c)          1.69%          1.58%          3.26%(c)
Ratio of net investment income to average net
 assets**                                              1.23%(c)          1.89%          2.11%          0.99%(c)
 Portfolio turnover rate                                20%(d)            114%            67%          116%



                           * Investor C Shares of Nations Asset Allocation Fund were formerly K Shares of the Pacific Horizon Asset Allocation Fund.
                           ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                           (a) Period from July 22, 1996 (inception date) to February 28, 1997.

                           (b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
                           (c) Annualized.
                           (d) Not annualized.

[GRAPHIC]    Terms used in this prospectus

 ASSET-BACKED SECURITY - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 CASH EQUIVALENTS - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 CONVERTIBLE DEBT - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 CONVERTIBLE SECURITY - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 CROSSING NETWORKS - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 DEPOSITARY RECEIPTS - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 DIVIDEND YIELD - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 EQUITY SECURITY - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST BOSTON CONVERTIBLE INDEX - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

 FOREIGN SECURITY - a debt or equity security issued by a foreign company or government.

 FUNDAMENTAL ANALYSIS - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 FUTURES CONTRACT - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 IFC INVESTABLES INDEX - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and Middle East. The index is weighted by market capitalization.

 INVESTMENT GRADE - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other nationally recognized statistical rating organization NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 MONEY MARKET INSTRUMENT - a short-term debt security that matures in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities.

 Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE INDEX - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income on these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 OVER-THE-COUNTER MARKET - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 PREFERRED STOCK - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 PRICE-TO-EARNINGS RATIO (P/E RATIO) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 QUANTITATIVE ANALYSIS - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 REAL ESTATE INVESTMENT TRUST (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 RIGHT - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 RUSSELL 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P MIDCAP 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SMALLCAP 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P/BARRA SMALLCAP VALUE INDEX*1) - an unmanaged index of a group of stocks from the S&P SmallCap 600 that have low price-to-book ratios relative to the S&P SmallCap 600 as a whole. It is weighted by market capitalization, and is not available for investment.

 S&P/BARRA VALUE INDEX(1) - an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is weighted by market capitalization, and is not available for investment.

 SENIOR SECURITY - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 SETTLEMENT DATE - The date on which an order is settled either by payment or delivery of securities.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 WARRANT - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 WILSHIRE 5000 EQUITY INDEX - an index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7,000 companies. The index is weighted by market capitalization and is not available for investment.

 (1) S&P and BARRA have not reviewed any stock included in the S&P 500, S&P 600, BARRA Index or BARRA SmallCap Index for its investment merit. S&P and BARRA determine and calculate their indexes independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indexes to track stock market performance. S&P and BARRA make no guarantees about the indexes, any data included in them and the suitability of the indexes or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of the McGraw-Hill Companies, Inc.

[GRAPHIC]    Where to find more information


 You'll find more information about the Equity and Balanced Funds in the following documents:


[GRAPHIC]    ANNUAL AND SEMI-ANNUAL REPORTS

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]    STATEMENT OF ADDITIONAL INFORMATION

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.321.7854

        By mail:
        NATIONS FUNDS
        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255


        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS

        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.


        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009

        1.800.SEC.0330

        WWW.SEC.GOV

SEC file numbers:
Nations Fund Trust, 811-04305

Nations Reserves, 811-6030
Nations Fund, Inc., 811-04614


NF-COMEQPROIX-8/99                                          Nations Funds


[GRAPHIC OMITTED]



STATE MUNICIPAL BOND FUNDS
PROSPECTUS -- PRIMARY A SHARES

                                                                  AUGUST 1, 1999

STATE MUNICIPAL BOND FUNDS
NATIONS CALIFORNIA MUNICIPAL BOND FUND
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS FLORIDA MUNICIPAL BOND FUND
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS GEORGIA MUNICIPAL BOND FUND
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND
NATIONS MARYLAND MUNICIPAL BOND FUND
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS NORTH CAROLINA MUNICIPAL BOND FUND
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND
NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND
NATIONS TENNESSEE MUNICIPAL BOND FUND
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND
NATIONS TEXAS MUNICIPAL BOND FUND
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS VIRGINIA MUNICIPAL BOND FUND

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-----------------
NOT FDIC
INSURED
MAY LOSE VALUE
NO BANK GUARANTEE
-----------------
NATIONS FUNDS

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------
[GRAPHIC]   TERMS USED IN THIS PROSPECTUS

             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.


[GRAPHIC]      YOU'LL FIND TERMS USED IN
               THIS PROSPECTUS ON PAGE 93.



             YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.


 This booklet, which is called a prospectus, tells you about Nations Funds State Municipal Bond Funds. Please read it carefully because it contains information that's designed to help you make informed investment decisions.


 ABOUT THE FUNDS
 These Funds invest most of their assets in securities issued by one state and are generally intended for residents of that state.

 Each Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in MUNICIPAL SECURITIES.


 Municipal securities also have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or you may not earn as much as you expect.


 Because they invest primarily in securities issued by one state, the Funds are considered to be NON-DIVERSIFIED. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.


 ARE THESE FUNDS RIGHT FOR YOU?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


     The State Municipal Bond Funds may be suitable for you if:

     o  you're looking for income

     o  you want to reduce taxes on your investment

     o  you have longer-term investment goals


     They may not be suitable for you if:

     o you're not prepared to accept or are unable to bear the risks associated with FIXED INCOME SECURITIES

 COMPARING THE FUNDS

 There are two groups of State Municipal Bond Funds in the Nations Funds
 Family: Intermediate Municipal Bond Funds and Municipal Bond Funds. The main difference between the two groups is their portfolio DURATION -- a measure used to estimate how much a Fund's securities will fluctuate in response to a change in interest rates.


 The Municipal Bond Funds, which have longer portfolio durations, generally have the potential to earn more income than the Intermediate Municipal Bond Funds, but they also have more risk because their prices tend to change more when interest rates change.


 The table below is designed to help you understand the differences between these two groups of Funds only and their relative income and risk potential -- you should not use it to compare these Funds with other mutual funds or other kinds of investments. A Fund's income and risk potential can change over time.



                                                               Income        Risk
                                             Duration        potential     potential
  Intermediate Municipal Bond Funds        3 to 6 yrs         moderate     moderate
  Municipal Bond Funds                  more than 6 yrs         high         high



 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 6.

 FOR MORE INFORMATION
 If you have any questions about the Funds, please call us at 1.800.765.2668 or contact your financial adviser.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]     BANC OF AMERICA ADVISORS, INC.


             BANC OF AMERICA ADVISORS, INC. (BAAI)* IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED A SUB-
             ADVISER -- TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               BAAI AND TRADESTREET

               STARTING ON PAGE 75.



               * BAAI'S NAME IS EXPECTED TO
               BE CHANGED FROM NATIONSBANC ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.



[GRAPHIC OMITTED]




About the State Municipal Bond Funds
State Municipal Bond Funds
NATIONS CALIFORNIA MUNICIPAL BOND FUND                           6
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND                10
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS FLORIDA MUNICIPAL BOND FUND                             14
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND                18
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS GEORGIA MUNICIPAL BOND FUND                             22
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND               26
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS MARYLAND MUNICIPAL BOND FUND                            30
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND         34
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS NORTH CAROLINA MUNICIPAL BOND FUND                      38
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND         42
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND                      46
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND              50
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS TENNESSEE MUNICIPAL BOND FUND                           54
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND                  58
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS TEXAS MUNICIPAL BOND FUND                               62
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND               66
Sub-adviser: TradeStreet
---------------------------------------------------------
NATIONS VIRGINIA MUNICIPAL BOND FUND                            70
Sub-adviser: TradeStreet
---------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     74
---------------------------------------------------------   ------
HOW THE FUNDS ARE MANAGED                                       75




[GRAPHIC]    ABOUT YOUR INVESTMENT

INFORMATION FOR INVESTORS
Buying, selling and exchanging shares             78
Distributions and taxes                           82
---------------------------------------
FINANCIAL HIGHLIGHTS                              84
---------------------------------------
TERMS USED IN THIS PROSPECTUS                     93
---------------------------------------
WHERE TO FIND MORE INFORMATION            BACK COVER

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]   ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]    THIS FUND AT A GLANCE

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

     o DURATION: MORE THAN 6 YEARS

     o INCOME POTENTIAL: HIGH

     o RISK POTENTIAL: HIGH


[GRAPHIC]    DURATION


             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS CALIFORNIA MUNICIPAL BOND FUND

[GRAPHIC] INVESTMENT OBJECTIVE

            This Fund seeks as high a level of current interest income free of federal income tax and California state personal income tax as is consistent with prudent investment management and preservation of capital.

[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES

            This Fund normally invests at least 80% of its assets in INVESTMENT GRADE MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and the California state personal income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.

 When selecting individual investments, the portfolio management team:

     o looks at a security's potential to generate both income and price appreciation

     o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 74 AND IN THE SAI.




[GRAPHIC]  RISKS AND OTHER THINGS TO CONSIDER
        Nations California Municipal Bond Fund has the following risks:

     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and California state personal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR GRAPHIC APPEARS HERE]

1989    1990    1991    1992     1993      1994    1995    1996    1997    1998
--------------------------------------------------------------------------------
9.34%   6.22%   11.05%  8.56%    12.50%    6.08%   16.50%  3.75%   8.51%   6.54%



        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.54%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 1st quarter 1995:             6.72%
  Worst: 1st quarter 1994:            -5.19%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.




                                          1 year      5 years     10 years
        Investor A Shares               6.54%        5.59%       7.53%
        Lehman Municipal Bond Index     6.48%        6.22%       8.22%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.35%
                                                             ------
        Total annual Fund operating expenses                   0.85%
        Fee waivers and/or reimbursements                     (0.25)%
                                                             ------
        Total net expenses(2)                                    0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o  you reinvest all dividends and distributions in the Fund

     o  your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $246        $447        $1,026

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

     o  WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

     o  DURATION: 3 TO 6 YEARS

     o INCOME POTENTIAL: MODERATE

     o RISK POTENTIAL: MODERATE

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

[GRAPHIC] INVESTMENT OBJECTIVE
           This Fund seeks high current income exempt from federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal.

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES
           This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and the Florida state intangibles tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.

     When selecting individual investments, the portfolio management team:

     o looks at a security's potential to generate both income and price appreciation

     o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]       YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 74 AND IN THE SAI.

[GRAPHIC]  RISKS AND OTHER THINGS TO CONSIDER
        Nations Florida Intermediate Municipal Bond Fund has the following risks:
     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.
     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.
     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Florida state intangibles tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR GRAPH APPEARS HERE.]

        1992     1993    1994    1995     1996    1997    1998
        -------------------------------------------------------
        0.30%*   11.30%  -4.12%  14.31%   3.74%   7.21%   5.38%

        *Return is from inception (12-11-92) to 12-31-92.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -0.79%
        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 1st quarter 1995:             5.85%
  Worst: 1st quarter 1994:            -4.25%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.



                                                                           Since
                                                 1 year      5 years     inception
        Primary A Shares                       5.38%        5.13%       6.13%
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%       6.62%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.34%
                                                             ------
        Total annual Fund operating expenses                   0.74%
        Fee waivers and/or reimbursements                     (0.24)%
                                                             ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o  you reinvest all dividends and distributions in the Fund

     o  your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $212        $388        $896

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]   YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

     o DURATION: MORE THAN 6 YEARS

     o INCOME POTENTIAL: HIGH

     o RISK POTENTIAL: HIGH

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS FLORIDA MUNICIPAL BOND FUND

[GRAPHIC]  INVESTMENT OBJECTIVE
        This Fund seeks high current income exempt from federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES
        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term municipal securities that pay interest that is generally free from federal income tax and the Florida state intangibles tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.

     When selecting individual investments, the portfolio management team:
     o looks at a security's potential to generate both income and price appreciation
     o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows
     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds
     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 74 AND IN THE SAI.



[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER
        Nations Florida Municipal Bond Fund has the following risks:



     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Florida state intangibles tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR GRAPH APPEARS HERE.]

       1993    1994     1995    1996     1997    1998
       -----------------------------------------------
       0.56%*  -8.08%   19.89%  3.17%    8.93%   5.84%

       * Return is from inception (12-13-93) to 12-31-93.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.63%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 1st quarter 1995:             8.21%
  Worst: 1st quarter 1994:            -8.01%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.



                                                                    Since
                                          1 year      5 years     inception
        Primary A Shares                5.84%        5.56%       5.62%
        Lehman Municipal Bond Index     6.48%        6.22%       6.56%

[GRAPHIC]
             THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC] WHAT IT COSTS TO INVEST IN THE FUND
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.37%
                                                             ------
        Total annual Fund operating expenses                   0.87%
        Fee waivers and/or reimbursements                     (0.27)%
                                                             ------
        Total net expenses(2)                                  0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o  you reinvest all dividends and distributions in the Fund

     o  your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $251        $456        $1,048

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO GEORGIA STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF GEORGIA
     o DURATION: 3 TO 6 YEARS
     o INCOME POTENTIAL: MODERATE
     o RISK POTENTIAL: MODERATE

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

[GRAPHIC]  INVESTMENT OBJECTIVE
        This Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and Georgia state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.

 When selecting individual investments, the portfolio management team:

     o looks at a security's potential to generate both income and price appreciation

     o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 74 AND IN THE SAI.





[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER
        Nations Georgia Intermediate Municipal Bond Fund has the following risks:
     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.
     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.
     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Georgia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]
             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR GRAPH APPEARS HERE.]

       1992    1993    1994    1995    1996    1997    1998
       -----------------------------------------------------
       8.13%*  11.26%  -4.61%  14.30%  3.65%   7.19%   5.59%

       * Return is from inception (3-1-92) to 12-31-92.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.15%


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 1st quarter 1995:             5.57%
  Worst: 1st quarter 1994:            -4.58%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.



                                                                           Since
                                                 1 year      5 years     inception
        Primary A Shares                       5.59%        5.05%       6.51%
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%       6.90%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC] WHAT IT COSTS TO INVEST IN THE FUND
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.35%
                                                             ------
        Total annual Fund operating expenses                   0.75%
        Fee waivers and/or reimbursements                     (0.25)%
                                                             ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o  you reinvest all dividends and distributions in the Fund

     o  your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $215        $392        $907

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]  ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO GEORGIA STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF GEORGIA
     o DURATION: MORE THAN 6 YEARS
     o INCOME POTENTIAL: HIGH
     o RISK POTENTIAL: HIGH

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS GEORGIA MUNICIPAL BOND FUND

[GRAPHIC] INVESTMENT OBJECTIVE
        This Fund seeks high current income exempt from federal and Georgia state income taxes with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES
        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and Georgia state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.

 When selecting individual investments, the portfolio management team:

     o looks at a security's potential to generate both income and price appreciation
     o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 74 AND IN THE SAI.




[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER
        Nations Georgia Municipal Bond Fund has the following risks:

     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Georgia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]
             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

        1994    1995    1996    1997    1998
        ---------------------------------------
        -8.98%* 19.67%  3.60%   8.77%    6.49%

        *Return is from inception (1-13-94) to 12-31-94.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.17%


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 1st quarter 1995:             7.99%
  Worst: 1st quarter 1996:            -1.96%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.



                                                        Since
                                          1 year      inception
        Primary A Shares                6.49%        5.54%
        Lehman Municipal Bond Index     6.48%        6.22%

[GRAPHIC]
             THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.70%
                                                             ------
        Total annual Fund operating expenses                   1.20%
        Fee waivers and/or reimbursements                     (0.60)%
                                                             ------
        Total net expenses(2)                                  0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o  you reinvest all dividends and distributions in the Fund

     o  your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $321        $602        $1,401

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]  ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]   COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO MARYLAND STATE MUNICIPAL BOND FUNDS.

     o  WHO SHOULD CONSIDER INVESTING: RESIDENTS OF MARYLAND
     o DURATION: 3 TO 6 YEARS
     o INCOME POTENTIAL: MODERATE
     o RISK POTENTIAL: MODERATE

[GRAPHIC]   DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

[GRAPHIC] INVESTMENT OBJECTIVE
        This Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES
        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and Maryland state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.

 When selecting individual investments, the portfolio management team:

     o looks at a security's potential to generate both income and price appreciation
     o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 74 AND IN THE SAI.


[GRAPHIC]
             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER
        Nations Maryland Intermediate Municipal Bond Fund has the following risks:

     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Maryland state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR GRAPH APPEARS HERE]

       1990    1991    1992    1993    1994    1995    1996    1997    1998
       --------------------------------------------------------------------
       4.07%*  10.17%  7.15%   10.17%  -4.52%  13.84%  3.64%   6.76%   5.30%

       * Retrun is from inception (9-1-90) to 12-31-90.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -0.77%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 1st quarter 1995:             5.62%
  Worst: 1st quarter 1994:            -4.49%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.



                                                                           Since
                                                 1 year      5 years     inception
        Primary A Shares                       5.30%        4.83%       6.68%
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%       7.57%

[GRAPHIC]
             THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.36%
                                                             ------
        Total annual Fund operating expenses                   0.76%
        Fee waivers and/or reimbursements                     (0.26)%
                                                             ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o  you reinvest all dividends and distributions in the Fund

     o  your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $217        $397        $918

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO MARYLAND STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF MARYLAND
     o DURATION: MORE THAN 6 YEARS
     o INCOME POTENTIAL: HIGH
     o RISK POTENTIAL: HIGH

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS MARYLAND MUNICIPAL BOND FUND

[GRAPHIC]  INVESTMENT OBJECTIVE
        This Fund seeks high current income exempt from federal and Maryland state income taxes with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES
        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and Maryland state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.

     When selecting individual investments, the portfolio management team:

     o looks at a security's potential to generate both income and price appreciation
     o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 74 AND IN THE SAI.


[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER
        Nations Maryland Municipal Bond Fund has the following risks:

     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Maryland state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]
             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

        1994     1995    1996    1997    1998
        -------------------------------------
        -2.15%*  19.27%  3.22%   9.21%   5.73%

        *Return is from inception (9-20-94) to 12-31-94.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.52%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 1st quarter 1995:             8.13%
  Worst: 1st quarter 1996:            -2.15%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.



                                                        Since
                                          1 year      inception
        Primary A Shares                5.73%        8.02%
        Lehman Municipal Bond Index     6.48%        8.34%

[GRAPHIC]
             THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                             Primary A
(Fees paid directly from your investment)                     Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.59%
                                                             ------
        Total annual Fund operating expenses                   1.09%
        Fee waivers and/or reimbursements                     (0.49)%
                                                             ------
        Total net expenses(2)                                  0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o  you reinvest all dividends and distributions in the Fund

     o  your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $298        $553        $1,285

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO NORTH CAROLINA STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF NORTH CAROLINA
     o DURATION: 3 TO 6 YEARS
     o INCOME POTENTIAL: MODERATE
     o RISK POTENTIAL: MODERATE

[GRAPHIC]   DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

[GRAPHIC]  INVESTMENT OBJECTIVE
        This Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and North Carolina state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.

     When selecting individual investments, the portfolio management team:
     o looks at a security's potential to generate both income and price appreciation
     o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows
     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds
     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 74 AND IN THE SAI.




[GRAPHIC]  RISKS AND OTHER THINGS TO CONSIDER
        Nations North Carolina Intermediate Municipal Bond Fund has the following risks:

     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and North Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]
             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

        1992    1993    1994    1995    1996    1997    1998
        ----------------------------------------------------
        0.41%*  10.45%  -4.09%  14.14%  3.85%   7.22%   5.37%

        * Return is from inception (12-4-92) to 12-31-92.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.03%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 1st quarter 1995:             5.83%
  Worst: 1st quarter 1994:            -4.03%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.



                                                                           Since
                                                 1 year      5 years     inception
        Primary A Shares                       5.37%        5.13%       6.02%
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%       6.62%

[GRAPHIC]
             THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC] WHAT IT COSTS TO INVEST IN THE FUND
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.33%
                                                             ------
        Total annual Fund operating expenses                   0.73%
        Fee waivers and/or reimbursements                     (0.23)%
                                                             ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o  you reinvest all dividends and distributions in the Fund

     o  your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $210        $383        $885

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]     ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]   YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]   COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO NORTH CAROLINA STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF NORTH CAROLINA
     o DURATION: MORE THAN 6 YEARS
     o INCOME POTENTIAL: HIGH
     o RISK POTENTIAL: HIGH

[GRAPHIC]   DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS NORTH CAROLINA MUNICIPAL BOND FUND

[GRAPHIC] INVESTMENT OBJECTIVE
        This Fund seeks high current income exempt from federal and North Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES
        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term municipal securities that pay interest that is generally free from federal income tax and North Carolina state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.

 When selecting individual investments, the portfolio management team:

     o looks at a security's potential to generate both income and price appreciation
     o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 74 AND IN THE SAI.



[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER
        Nations North Carolina Municipal Bond Fund has the following risks:



     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and North Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]
             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR GRAPH APPEARS HERE]

        1994     1995    1996    1997    1998
        --------------------------------------
        -9.37%*  20.38%  2.71%   9.06%   6.17%

        *Return is from inception (1-11-94) to 12-31-94.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.44%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 1st quarter 1995:             8.45%
  Worst: 1st quarter 1994:            -8.08%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.



                                                        Since
                                          1 year      inception
        Primary A Shares                6.17%        5.38%
        Lehman Municipal Bond Index     6.48%        6.22%

[GRAPHIC]
             THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                   none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.52%
                                                             ------
        Total annual Fund operating expenses                   1.02%
        Fee waivers and/or reimbursements                     (0.42)%
                                                             ------
        Total net expenses(2)                                  0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o  you reinvest all dividends and distributions in the Fund

     o  your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       1 year     3 years     5 years     10 years
  Primary A Shares     $61        $283        $522        $1,210

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]     COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO SOUTH CAROLINA STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF SOUTH CAROLINA
     o DURATION: 3 TO 6 YEARS
     o INCOME POTENTIAL: MODERATE
     o RISK POTENTIAL: MODERATE

[GRAPHIC]  DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

[GRAPHIC] INVESTMENT OBJECTIVE
        This Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and South Carolina state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.

     When selecting individual investments, the portfolio management team:

     o looks at a security's potential to generate both income and price appreciation
     o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 74 AND IN THE SAI.



[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER
        Nations South Carolina Intermediate Municipal Bond Fund has the following risks:

     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and South Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]
             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR GRAPH APPEARS HERE]

        1992     1993     1994     1995     1996    1997    1998
        ---------------------------------------------------------
        7.46%*   10.11%   -2.93%   13.67%   3.96%   6.83%   5.54%

        * Return is from inception (1-6-92) to 12-31-92.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -0.80%


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 1st quarter 1995:             5.23%
  Worst: 1st quarter 1994:            -3.47%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.



                                                                       Since
                                             1 year      5 years     inception
        Primary A Shares                       5.54%        5.28%       6.28%
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%       6.77%

[GRAPHIC]
             THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER DEDUCTING WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC] WHAT IT COSTS TO INVEST IN THE FUND
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.31%
                                                             ------
        Total annual Fund operating expenses                   0.71%
        Fee waivers and/or reimbursements                     (0.21)%
                                                             ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o  you reinvest all dividends and distributions in the Fund

     o  your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $206        $374        $863

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO SOUTH CAROLINA STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF SOUTH CAROLINA
     o DURATION: MORE THAN 6 YEARS
     o INCOME POTENTIAL: HIGH
     o RISK POTENTIAL: HIGH

[GRAPHIC]   DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

[GRAPHIC]  INVESTMENT OBJECTIVE
        This Fund seeks high current income exempt from federal and South Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.

[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term municipal securities that pay interest that is generally free from federal income tax and South Carolina state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.

 When selecting individual investments, the portfolio management team:

     o looks at a security's potential to generate both income and price appreciation
     o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]       YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 74 AND IN THE SAI.

[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER
        Nations South Carolina Municipal Bond Fund has the following risks:

     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.
     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.
     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and South Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]
             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR GRAPH APPEARS HERE]

        1993    1994    1995    1996    1997    1998
        --------------------------------------------
        0.16%*  -6.06%  19.63%  3.47%   8.65%   5.46%

        * Return is from inception (12-27-93) to 12-31-93.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.35%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




  Best: 1st quarter 1995:             7.91%
  Worst: 1st quarter 1994:            -5.64%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.



                                                                    Since
                                          1 year      5 years     inception
        Primary A Shares                5.46%        5.91%       5.93%
        Lehman Municipal Bond Index     6.48%        6.22%       6.22%

[GRAPHIC]
             THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC] WHAT IT COSTS TO INVEST IN THE FUND
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                   none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.70%
                                                             ------
        Total annual Fund operating expenses                   1.20%
        Fee waivers and/or reimbursements                     (0.60)%
                                                             ------
        Total net expenses(2)                                  0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o  you reinvest all dividends and distributions in the Fund

     o  your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $321        $602        $1,401

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]  ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO TENNESSEE STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TENNESSEE

     o DURATION: 3 TO 6 YEARS

     o INCOME POTENTIAL: MODERATE

     o RISK POTENTIAL: MODERATE

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

[GRAPHIC] INVESTMENT OBJECTIVE
        This Fund seeks high current income exempt from federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal.

[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and the Tennessee Hall Income Tax on unearned income.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.

     When selecting individual investments, the portfolio management team:
     o looks at a security's potential to generate both income and price appreciation
     o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
     o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons and expected and timing of cash flows
     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds
     o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 74 AND IN THE SAI.

[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER
        Nations Tennessee Intermediate Municipal Bond Fund has the following risks:
     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.
     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.
     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Tennessee Hall Income Tax on unearned income, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]
             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR GRAPH APPEARS HERE]

        1993    1994    1995    1996    1997    1998
        ---------------------------------------------
        6.13%*  -4.47%  14.15%  3.92%   6.92%   5.41%

        * Return is from inception (4-13-93) to 12-31-93.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -0.79%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 1st quarter 1995:             5.82%
  Worst: 1st quarter 1994:            -4.19%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.



                                                                           Since
                                                 1 year      5 years     inception
        Primary A Shares                       5.41%        5.02%       5.47%
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%       6.28%

[GRAPHIC]
             THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]

             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC] WHAT IT COSTS TO INVEST IN THE FUND
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.47%
                                                             ------
        Total annual Fund operating expenses                   0.87%
        Fee waivers and/or reimbursements                     (0.37)%
                                                             ------
        Total net expenses2                                    0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.




        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $241        $446        $1,038

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO TENNESSEE STATE MUNICIPAL BOND FUNDS.


             o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TENNESSEE


             o DURATION: MORE THAN 6 YEARS


             o INCOME POTENTIAL: HIGH


             o RISK POTENTIAL: HIGH

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Tennessee Municipal Bond Fund

[GRAPHIC] INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal income tax and the Tennessee Hall Income Tax on unearned income with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term municipal securities that pay interest that is generally free from federal income tax and the Tennessee Hall Income Tax on unearned income.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.

     When selecting individual investments, the portfolio management team:

    o looks at a security's potential to generate both income and price appreciation

    o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

      The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

    o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 74 AND IN THE SAI.

[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER

        Nations Tennessee Municipal Bond Fund has the following risks:

        o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
        o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
        o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.
        o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.
        o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
        o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Tennessee Hall Income Tax on unearned income, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR GRAPH APPEARS HERE]

        1994    1995    1996    1997    1998
        -------------------------------------
        -3.67%  19.44%  3.77%   9.26%   5.74%

        * Return is from inception (3-2-94) to 12-31-93.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.54%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 1st quarter 1995:             7.98%
  Worst: 1st quarter 1996:            -1.72%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                        Since
                                          1 year      inception
        Primary A Shares                5.74%        6.88%
        Lehman Municipal Bond Index     6.48%        6.77%

[GRAPHIC]    THRE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC] WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none
        ANNUAL FUND OPERATING EXPENSES1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         1.07%
                                                             ------
        Total annual Fund operating expenses                   1.57%
        Fee waivers and/or reimbursements                     (0.97)%
                                                             ------
        Total net expenses2                                    0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $400        $763        $1,785

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO TEXAS STATE MUNICIPAL BOND FUNDS.

             o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TEXAS

             o DURATION: 3 TO 6 YEARS

             o INCOME POTENTIAL: MODERATE

             o RISK POTENTIAL: MODERATE

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Texas Intermediate Municipal Bond Fund

[GRAPHIC] INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.


 When selecting individual investments, the portfolio management team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON PAGE 74 AND IN THE SAI.

[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER

        Nations Texas Intermediate Municipal Bond Fund has the following risks:
        o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
        o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
        o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.
        o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.
        o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
        o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and is generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR GRAPH APPEARS HERE]

        1993    1994    1995    1996    1997    1998
        ---------------------------------------------
        9.25%*  -3.33%  12.93%  3.65%   7.12%   5.41%

        * Return is from inception (1-12-93) to 12-31-93.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.06%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 1st quarter 1995:             4.94%
  Worst: 1st quarter 1994:            -3.98%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                           Since
                                                 1 year      5 years     inception
        Primary A Shares                       5.41%        5.02%       5.75%
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%       6.56%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC] WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.30%
                                                             ------
        Total annual Fund operating expenses                   0.70%
        Fee waivers and/or reimbursements                     (0.20)%
                                                             ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $204        $370        $852

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO TEXAS STATE MUNICIPAL BOND FUNDS.

             o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TEXAS

             o DURATION: MORE THAN 6 YEARS

             o INCOME POTENTIAL: HIGH

             o RISK POTENTIAL: HIGH

[GRAPHIC] DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Texas Municipal Bond Fund

 [GRAPHIC] INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term municipal securities that pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.

When selecting individual investments, the portfolio management team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON PAGE 74 AND IN THE SAI.

[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER

        Nations Texas Municipal Bond Fund has the following risks:

        o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
        o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
        o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.
        o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.
        o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
        o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR GRAPH APPEARS HERE]

        1994    1995    1996    1997    1998
        -------------------------------------
        -9.44%  19.83%  3.80%   9.03%   6.39%

        * Return is from inception (2-3-94) to 12-31-94.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.69%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 1st quarter 1995:             8.02%
  Worst: 1st quarter 1996:            -1.77%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                        Since
                                          1 year      inception
        Primary A Shares                6.39%        5.60%
        Lehman Municipal Bond Index     6.48%        6.09%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC] WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.77%
                                                             ------
        Total annual Fund operating expenses                   1.27%
        Fee waivers and/or reimbursements                     (0.67)%
                                                             ------
        Total net expenses2                                    0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $336        $633        $1,475

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO VIRGINIA STATE MUNICIPAL BOND FUNDS.

             o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF VIRGINIA

             o DURATION: 3 TO 6 YEARS

             o INCOME POTENTIAL: MODERATE

             o RISK POTENTIAL: MODERATE

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Virginia Intermediate Municipal Bond Fund

[GRAPHIC] INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and Virginia state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.

When selecting individual investments, the portfolio management team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON PAGE 74 AND IN THE SAI.

[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER

        Nations Virginia Intermediate Municipal Bond Fund has the following risks:
        o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
        o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
        o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.
        o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.
        o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
        o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Virginia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR GRAPH APPEARS HERE]

        1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
        -----------------------------------------------------------------------------
        1.75%*  7.55%   9.66%   6.96%  10.08%   -4.29%  13.39%  3.82%   6.83%   5.46%

        * Return is from inception (9-20-89) to 12-31-89.


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -0.98%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 1st quarter 1995:             5.24%
  Worst: 1st quarter 1994:            -4.07%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                             Since
                                                 1 year      5 years       inception
        Primary A Shares                       5.46%        4.89%         6.50%
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%         7.38%**


        ** Index return is from inception (1-1-96) to 12-31-98.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC] WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.32%
                                                             ------
        Total annual Fund operating expenses                   0.72%
        Fee waivers and/or reimbursements                     (0.22)%
                                                             ------
        Total net expenses2                                    0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $208        $379        $874

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 77.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO VIRGINIA STATE MUNICIPAL BOND FUNDS.

             o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF VIRGINIA

             o DURATION: MORE THAN 6 YEARS

             o INCOME POTENTIAL: HIGH

             o RISK POTENTIAL: HIGH

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Virginia Municipal Bond Fund

 [GRAPHIC] INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal and Virginia state income taxes with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and Virginia state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.


When selecting individual investments, the portfolio management team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON PAGE 74 AND IN THE SAI.

[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER

        Nations Virginia Municipal Bond Fund has the following risks:

        o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

        o INTEREST RATE RISK - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

        o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Virginia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.765.2668 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.


[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR GRAPH APPEARS HERE]

        1994    1995    1996    1997    1998
        -------------------------------------
        -9.77%* 19.80%  3.70%   9.47%   5.92%

        * Return is from inception (1-11-94) to 12-31-94.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.20%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 1st quarter 1995:             8.19%
  Worst: 1st quarter 1996:            -1.97%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with maturities of 10 years or more. All dividends are reinvested.

                                                        Since
                                          1 year      inception
        Primary A Shares                5.92%        5.41%
        Lehman Municipal Bond Index     6.48%        6.22%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.63%
                                                             ------
        Total annual Fund operating expenses                   1.13%
        Fee waivers and/or reimbursements                     (0.53)%
                                                             ------
        Total net expenses2                                    0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $306        $571        $1,327

[GRAPHIC] Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

     o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.


     o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.


     o PORTFOLIO TURNOVER - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term CAPITAL GAINS to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short- term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

     o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.

       All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

       A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC] How the Funds are managed

 INVESTMENT ADVISER

 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the State Municipal Bond Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:


     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                                Maximum     Actual fee
                                                               advisory      paid last
                                                                 fee(1)     fiscal year
  Nations California Municipal Bond Fund                      0.50%        0.30%
  Nations Florida Intermediate Municipal Bond Fund            0.40%        0.30%
  Nations Florida Municipal Bond Fund                         0.50%        0.37%
  Nations Georgia Intermediate Municipal Bond Fund            0.40%        0.29%
  Nations Georgia Municipal Bond Fund                         0.50%        0.04%
  Nations Maryland Intermediate Municipal Bond Fund           0.40%        0.28%
  Nations Maryland Municipal Bond Fund                        0.50%        0.15%
  Nations North Carolina Intermediate Municipal Bond Fund     0.40%        0.31%
  Nations North Carolina Municipal Bond Fund                  0.50%        0.22%
  Nations South Carolina Intermediate Municipal Bond Fund     0.40%        0.33%
  Nations South Carolina Municipal Bond Fund                  0.50%        0.04%
  Nations Tennessee Intermediate Municipal Bond Fund          0.40%        0.17%
  Nations Tennessee Municipal Bond Fund                       0.50%        0.00%
  Nations Texas Intermediate Municipal Bond Fund              0.40%        0.34%
  Nations Texas Municipal Bond Fund                           0.50%        0.00%
  Nations Virginia Intermediate Municipal Bond Fund           0.40%        0.32%
  Nations Virginia Municipal Bond Fund                        0.50%        0.11%

(1)These fees are the current contract levels, which have been reduced from the contract levels that were in effect during the last fiscal year.

[GRAPHIC]    TRADESTREET INVESTMENT ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC]    STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201

[GRAPHIC]    FIRST DATA INVESTOR
             SERVICES GROUP, INC.

             101 FEDERAL STREET
             BOSTON, MASSACHUSETTS 02110


 INVESTMENT SUB-ADVISER

 Nations Funds and BAAI have engaged an investment sub-adviser, TradeStreet Investment Associates, Inc., to provide day-to-day portfolio management for the Funds. TradeStreet functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.

 TRADESTREET INVESTMENT ASSOCIATES, INC.

 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS.

 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds family. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 TradeStreet is the investment sub-adviser to the Funds. TradeStreet's Municipal Fixed Income Management Team is responsible for making the day-to-day investment decisions for each Fund.

 OTHER SERVICE PROVIDERS

 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.22% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC]    WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY
             "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

[GRAPHIC] Buying, selling and exchanging shares


 This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  o Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

    o Bank of America and certain of its affiliates

    o certain other financial institutions and intermediaries, including financial planners and investment advisers

    o institutional investors

    o endowments

    o other Funds in the Nations Funds Family

  o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount.

  o There is no minimum amount for additional investments.

  o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.765.2668 if you have any questions, or you need help placing an order.

[GRAPHIC]    A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE)
             IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON
             THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES
             EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

             THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL
             HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


 HOW SHARES ARE PRICED
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 VALUING SECURITIES IN A FUND
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

 HOW ORDERS ARE PROCESSED

 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[GRAPHIC] BUYING SHARES

        Here are some general rules for buying shares:

          o Investors buy Primary A Shares at net asset value per share.

          o If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

          o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[GRAPHIC] SELLING SHARES

        Here are some general rules for selling shares:

          o We normally send the sale proceeds by federal funds wire to investors within three business days after Stephens, First Data or their agents receive the order.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.

        We may sell shares:


          o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this

          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients


          o under certain other circumstances allowed under the 1940 Act

[GRAPHIC]    YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND
             POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS
             PROSPECTUS CAREFULLY.

[GRAPHIC] EXCHANGING SHARES

        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.

        Here's how exchanges work:

          o Investors can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Reserves Money Market Funds.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.

          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]    THE POWER OF COMPOUNDING


             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[GRAPHIC] Distributions and taxes

     ABOUT DISTRIBUTIONS
     A mutual fund can make money two ways:

     o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

     o A fund can also have CAPITAL GAIN if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain at least once a year. The Funds declare distributions of net investment income daily and pay them monthly.

 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.765.2668.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which maybe subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]    THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY
             AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A
             SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR
             OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE
             AND LOCAL TAXES THAT MAY APPLY.

[GRAPHIC]    FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

 HOW TAXES AFFECT YOUR INVESTMENT

 Distributions that come from a Fund's tax-exempt interest income are generally free from federal income tax. These distributions are generally not subject to state income tax (or other applicable state tax, like the Florida intangible personal property tax) if a Fund invests primarily in securities from that state and its subdivisions. For example, you generally won't be subject to California state personal income tax on distributions that come from Nations California Municipal Bond Fund's investments in California state and municipal debt obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to the federal alternative minimum tax. Texas doesn't impose state income tax.

 Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable income and any net short-term capital gain (generally the excess of net short-term capital gain over net long-term capital loss) generally are taxable to you as ordinary income. Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain. Corporate shareholders will not be able to deduct any distributions from a Fund when determining their taxable income.

 In general, any taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of a Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 WITHHOLDING TAX

 We're required by federal law to withhold tax of 31% on any taxable distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:


  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you're otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.

 TAXATION OF REDEMPTIONS AND EXCHANGES
 Your redemptions (including redemptions "in kind") and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC] Financial highlights


 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. Financial highlights for Primary A Shares of Nations California Municipal Bond Fund are not provided because this class of shares had not yet commenced operations during the period indicated. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    Year ended     Year ended     Year ended
PRIMARY A SHARES                                      3/31/99       03/31/98       03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.77     $ 10.40          $ 10.46
Net investment income                                    0.50       0.50             0.49
 Net realized and unrealized gain/(loss) on
 investments                                             0.02       0.37           ( 0.06)
Net increase/(decrease) in net asset value from
 operations                                              0.52       0.87             0.43
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.50)   ( 0.50)          ( 0.49)
Distributions from net realized capital gains               --       --               --
 Total dividends and distributions                      ( 0.50)   ( 0.50)          ( 0.49)
Net asset value, end of period                        $ 10.79     $ 10.77          $ 10.40
 TOTAL RETURN++                                           4.95%     8.55%            4.22%
=============================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $234,530    $203,710         $51,748
 Ratio of operating expenses to average net assets        0.50%     0.50%(a)         0.50%(a)
Ratio of net investment income to average net
 assets                                                   4.65%     4.74%            4.72%
 Portfolio turnover rate                                    14%      13%              16%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.72%     0.76%            0.81%



                                                 Period ended       Year ended       Year ended
PRIMARY A SHARES                                  03/31/96(b)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.63            $  9.61          $ 10.50
Net investment income                                  0.17               0.48             0.45
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.17)              1.02           ( 0.88)
Net increase/(decrease) in net asset value from
 operations                                            0.00               1.50           ( 0.43)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.17)            ( 0.48)          ( 0.45)#
Distributions from net realized capital gains           --                 --            ( 0.01)
 Total dividends and distributions                   ( 0.17)            ( 0.48)          ( 0.46)
Net asset value, end of period                       $ 10.46            $ 10.63          $  9.61
 TOTAL RETURN++                                      ( 0.06)%            15.92%          ( 4.26)%
=================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $44,988            $44,038          $42,717
 Ratio of operating expenses to average net assets     0.50%+(a)          0.55%(a)         0.55%(a)
Ratio of net investment income to average net
 assets                                                4.66%+             4.70%            4.44%
 Portfolio turnover rate                                18%                27%              34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.86%+             0.81%            0.76%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS FLORIDA MUNICIPAL
BOND FUND                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    Year ended       Year ended       Year ended
PRIMARY A SHARES                                      3/31/99         03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.99           $ 9.48           $ 9.47
Net investment income                                 0.48             0.48             0.48
 Net realized and unrealized gain/(loss) on
 investments                                          0.00             0.51             0.01
Net increase/(decrease) in net asset value from
 operations                                           0.48             0.99             0.49
 DISTRIBUTIONS:
Dividends from net investment income                 (0.48)           (0.48)           (0.48)
Net asset value, end of period                       $ 9.99           $ 9.99           $ 9.48
 TOTAL RETURN++                                       4.90%           10.60%            5.29%
==============================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (IN 000'S)                 $77,197          $27,378          $16,702
 Ratio of operating expenses to average net assets    0.60%(a)         0.60%(a)         0.60%(a)
Ratio of net investment income to average net
 assets                                               4.80%            4.85%            5.07%
 Portfolio turnover rate                                16%              19%              23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        0.85%            0.90%            0.93%



                                                   Period ended       Year ended        Period ended
PRIMARY A SHARES                                    03/31/96(b)        11/30/95          11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.76             $ 8.40           $  9.93
Net investment income                                 0.16               0.51              0.49
 Net realized and unrealized gain/(loss) on
 investments                                         (0.29)              1.36            ( 1.53)
Net increase/(decrease) in net asset value from
 operations                                          (0.13)              1.87            ( 1.04)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.16)             (0.51)           ( 0.49)
Net asset value, end of period                       $ 9.47             $ 9.76           $  8.40
 TOTAL RETURN++                                      (1.33)%            22.69%           (10.70)%
=================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (IN 000'S)                 $13,044            $11,219          $ 4,258
 Ratio of operating expenses to average net assets    0.60%+(a)          0.39%(a)          0.21%+(a)
Ratio of net investment income to average net
 assets                                               5.03%+             5.44%             5.55%+
 Portfolio turnover rate                                 7%                13%               46%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        0.96%+             0.95%             0.91%+


                           * Nations Florida Municipal Bond Fund Primary A Shares commenced operations on December 13, 1993. + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                    Year ended     Year ended
PRIMARY A SHARES                                      3/31/99       03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 10.92        $ 10.58
Net investment income                                    0.49           0.49
 Net realized and unrealized gain/(loss) on
 investments                                             0.07           0.38
Net increase/(decrease) in net asset value from
 operations                                              0.56           0.87
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.50)        ( 0.49)
Distributions from net realized capital gains          ( 0.04)        ( 0.04)
 Total dividends and distributions                     ( 0.54)        ( 0.53)
Net asset value, end of period                         $ 10.94        $ 10.92
 TOTAL RETURN++                                          5.20%          8.45%
==============================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $132,016       $125,654
 Ratio of operating expenses to average net assets       0.50%          0.50%
Ratio of operating expenses to average net assets
 including interest expense                                 (a)            (a)
 Ratio of net investment income to average net
 assets                                                  4.51%          4.54%
Portfolio turnover rate                                    14%            25%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.73%          0.75%



                                                      Year ended   Period ended   Year ended   Year ended
PRIMARY A SHARES                                       03/31/97     03/31/96(b)    11/30/95     11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 10.63     $ 10.81         $  9.82     $ 10.82
Net investment income                                    0.50        0.17            0.50        0.49
 Net realized and unrealized gain/(loss) on
 investments                                           ( 0.05)     ( 0.18)           0.99      ( 0.98)
Net increase/(decrease) in net asset value from
 operations                                              0.45      ( 0.01)           1.49      ( 0.49)
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.50)     ( 0.17)         ( 0.50)     ( 0.49)#
Distributions from net realized capital gains             --          --              --       ( 0.02)
 Total dividends and distributions                     ( 0.50)     ( 0.17)         ( 0.50)     ( 0.51)
Net asset value, end of period                         $ 10.58     $ 10.63         $ 10.81     $  9.82
 TOTAL RETURN++                                          4.33%     ( 0.13)%         15.42%     ( 4.70)%
======================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $43,470     $38,222         $40,383     $33,111
 Ratio of operating expenses to average net assets       0.50%       0.50%+          0.55%       0.54%
Ratio of operating expenses to average net assets
 including interest expense                                 (a)         (a)             (a)      0.55%
 Ratio of net investment income to average net
 assets                                                  4.72%       4.67%+          4.76%       4.74%
Portfolio turnover rate                                    9%          3%             17%          22%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.80%       0.83%+          0.80%       0.75%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS GEORGIA MUNICIPAL
BOND FUND                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                  Year ended     Year ended       Year ended
PRIMARY A SHARES                                    3/31/99       03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.00      $  9.50          $ 9.48
Net investment income                                  0.46         0.47            0.47
 Net realized and unrealized gain/(loss) on
 investments                                           0.12         0.50            0.02
Net increase/(decrease) in net asset value from
 operations                                            0.58         0.97            0.49
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.46)      ( 0.47)          (0.47)
Net asset value, end of period                       $ 10.12      $ 10.00          $ 9.50
 TOTAL RETURN++                                        5.89%       10.43%           5.29%
==========================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $9,719       $8,138           $5,550
 Ratio of operating expenses to average net assets     0.60%        0.60%(a)        0.60%(a)
Ratio of net investment income to average net
 assets                                                4.53%        4.82%           4.96%
 Portfolio turnover rate                                 17%         30%              19%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.18%        1.02%           1.05%


                                                   Period ended       Year ended        Period ended
PRIMARY A SHARES                                    03/31/96(b)        11/30/95          11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.72             $ 8.38           $ 10.02
Net investment income                                 0.16               0.51              0.46
 Net realized and unrealized gain/(loss) on
 investments                                         (0.24)              1.34            ( 1.64)
Net increase/(decrease) in net asset value from
 operations                                          (0.08)              1.85            ( 1.18)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.16)             (0.51)           ( 0.46)
Net asset value, end of period                       $ 9.48             $ 9.72           $  8.38
 TOTAL RETURN++                                      (0.84)%            22.48%           (12.07)%
==================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $2,068             $2,628           $   232
 Ratio of operating expenses to average net assets    0.60%+(a)          0.40%(a)          0.21%+(a)
Ratio of net investment income to average net
 assets                                               4.96%+             5.42%             5.60%+
 Portfolio turnover rate                                 7%                26%               35%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.14%+             1.09%             1.04%+


                           * Nations Georgia Municipal Bond Fund Primary A Shares commenced operations on January 13, 1994. + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                   Year ended   Year ended     Year ended
PRIMARY A SHARES                                     3/31/99     03/31/98       03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 11.01      $ 10.70     $ 10.80
Net investment income                                 0.50        0.51        0.51
 Net realized and unrealized gain/(loss) on
 investments                                          0.06        0.31      ( 0.10)
Net increase/(decrease) in net asset value from
 operations                                           0.56        0.82        0.41
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.50)     ( 0.51)    ( 0.51)
Distributions from net realized capital gains            --          --        --
 Distributions in excess of net realized capital
 gains                                                   --          --        --
Total dividends and distributions                    ( 0.50)     ( 0.51)    ( 0.51)
 Net asset value, end of period                    $ 11.07      $ 11.01     $ 10.70
TOTAL RETURN++                                         5.17%       7.83%      3.83%
=====================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $183,356     $84,715     $63,549
Ratio of operating expenses to average net
 assets                                                0.50%       0.50%      0.50%(a)
 Ratio of net investment income to average net
 assets                                                4.51%       4.63%      4.70%
Portfolio turnover rate                                  22%         12%       10%
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                        0.74%       0.80%      0.78%



                                              Period ended       Year ended       Year ended
PRIMARY A SHARES                               03/31/96(b)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 10.95            $ 10.00          $ 11.09
Net investment income                               0.17               0.51             0.50
 Net realized and unrealized gain/(loss) on
 investments                                      ( 0.15)              0.98           ( 0.99)
Net increase/(decrease) in net asset value from
 operations                                         0.02               1.49           ( 0.49)
 DISTRIBUTIONS:
Dividends from net investment income              ( 0.17)            ( 0.51)          ( 0.50)
Distributions from net realized capital gains        --              ( 0.03)          ( 0.10)
 Distributions in excess of net realized capital
 gains                                               --                 --            ( 0.00)#
Total dividends and distributions                 ( 0.17)            ( 0.54)          ( 0.60)
 Net asset value, end of period                   $ 10.80            $ 10.95          $ 10.00
TOTAL RETURN++                                      0.16%             15.16%          ( 4.64)%
==============================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $61,337            $62,460          $61,349
Ratio of operating expenses to average net
 assets                                             0.50%+(a)          0.55%(a)         0.53%(a)
 Ratio of net investment income to average net
 assets                                             4.62%+             4.76%            4.73%
Portfolio turnover rate                               4%                11%              22%
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     0.81%+             0.80%            0.73%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS MARYLAND MUNICIPAL
BOND FUND                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                  Year ended   Year ended   Year ended
PRIMARY A SHARES                                    3/31/99     03/31/98     03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $  9.94     $ 9.41       $ 9.39
Net investment income                                   0.43       0.45         0.46
 Net realized and unrealized gain/(loss) on
 investments                                            0.05       0.53         0.02
Net increase/(decrease) in net asset value from
 operations                                             0.48       0.98         0.48
 DISTRIBUTIONS:
Dividends from net investment income                   (0.43)      (0.45)       (0.46)
Distributions from net realized capital gains          (0.00)#        --           --
 Total dividends and distributions                     (0.43)      (0.45)       (0.46)
Net asset value, end of period                        $  9.99     $ 9.94       $ 9.41
 TOTAL RETURN++                                         4.92%      10.62%        5.20%
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $17,033     $9,049       $4,596
 Ratio of operating expenses to average net assets      0.60%       0.60%        0.60%
Ratio of net investment income to average net
 assets                                                 4.29%       4.61%        4.88%
 Portfolio turnover rate                                  22%         17%          18%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.07%       1.07%        1.12%

                                                 Period ended   Year ended     Period ended
PRIMARY A SHARES                                  03/31/96(b)    11/30/95        11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.63         $ 8.37       $ 8.90
Net investment income                                 0.15           0.48         0.11
 Net realized and unrealized gain/(loss) on
 investments                                         (0.24)          1.26        (0.53)
Net increase/(decrease) in net asset value from
 operations                                          (0.09)          1.74        (0.42)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.15)          (0.48)      (0.11)
Distributions from net realized capital gains           --              --          --
 Total dividends and distributions                   (0.15)          (0.48)      (0.11)
Net asset value, end of period                       $ 9.39         $ 9.63       $ 8.37
 TOTAL RETURN++                                      (0.95)%         21.23%      (4.89)%
========================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $2,788         $2,595       $   39
 Ratio of operating expenses to average net assets    0.60%+          0.40%       0.21%+(a)
Ratio of net investment income to average net
 assets                                               4.72%+          5.14%       5.48%+
 Portfolio turnover rate                                 7%             11%         39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.23%+          1.26%       1.30%+


                           * Nations Maryland Municipal Bond Fund Primary A Shares commenced operations on September 20, 1994. + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than $0.01 per share.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS NORTH CAROLINA
INTERMEDIATE MUNICIPAL
BOND FUND                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                     Year ended  Year ended       Year ended
PRIMARY A SHARES                                      3/31/99     03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.70     $ 10.34          $ 10.36
Net investment income                                    0.49       0.49             0.47
 Net realized and unrealized gain/(loss) on
 investments                                             0.04       0.36           ( 0.02)
Net increase/(decrease) in net asset value from
 operations                                              0.53       0.85             0.45
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.49)   ( 0.49)          ( 0.47)
Distributions from net realized capital gains           ( 0.03)      --               --
 Total dividends and distributions                      ( 0.52)   ( 0.49)          ( 0.47)
Net asset value, end of period                        $ 10.71     $ 10.70          $ 10.34
 TOTAL RETURN++                                           5.03%     8.39%            4.45%
============================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $193,398    $179,729         $25,855
 Ratio of operating expenses to average net assets        0.50%     0.50%(a)         0.50%(a)
Ratio of net investment income to average net
 assets                                                   4.57%     4.69%            4.57%
 Portfolio turnover rate                                    16%      21%              26%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.71%     0.76%            0.82%

                                                   Period ended     Year ended       Year ended
PRIMARY A SHARES                                    03/31/96(b)      11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.51       $  9.53          $ 10.46
Net investment income                                   0.16          0.45             0.44
 Net realized and unrealized gain/(loss) on
 investments                                          ( 0.15)         0.99           ( 0.88)
Net increase/(decrease) in net asset value from
 operations                                             0.01          1.44           ( 0.44)
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.16)       ( 0.45)#         ( 0.44)
Distributions from net realized capital gains             --        ( 0.01)          ( 0.05)
 Total dividends and distributions                    ( 0.16)       ( 0.46)          ( 0.49)
Net asset value, end of period                        $ 10.36       $ 10.51          $  9.53
 TOTAL RETURN++                                         0.05%        15.41%          ( 4.34)%
===============================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $21,161       $20,916          $14,148
 Ratio of operating expenses to average net assets      0.50%+        0.57%(a)         0.55%(a)
Ratio of net investment income to average net
 assets                                                 4.47%+        4.47%            4.38%
 Portfolio turnover rate                                   3%          57%              37%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.87%+        0.84%            0.82%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS NORTH CAROLINA MUNICIPAL
BOND FUND                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    Year ended       Year ended       Year ended
PRIMARY A SHARES                                      3/31/99         03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.01          $  9.47          $ 9.49
Net investment income                                  0.45             0.47            0.47
 Net realized and unrealized gain/(loss) on
 investments                                           0.08             0.54           (0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.53             1.01            0.45
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.46)          ( 0.47)          (0.47)
Net asset value, end of period                       $ 10.08          $ 10.01          $ 9.47
 TOTAL RETURN++                                        5.39%           10.86%           4.84%
================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $16,293          $6,452           $3,095
 Ratio of operating expenses to average net assets     0.60%(a)         0.60%(a)        0.60%(a)
Ratio of net investment income to average net
 assets                                                4.57%            4.78%           4.95%
 Portfolio turnover rate                                11%              20%              28%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.00%            0.93%           0.94%

                                                  Period ended     Year ended      Period ended
PRIMARY A SHARES                                   03/31/96(b)      11/30/95        11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.73         $ 8.36           $ 10.06
Net investment income                                 0.16           0.50              0.45
 Net realized and unrealized gain/(loss) on
 investments                                         (0.24)          1.37            ( 1.70)
Net increase/(decrease) in net asset value from
 operations                                          (0.08)          1.87            ( 1.25)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.16)         (0.50)           ( 0.45)
Net asset value, end of period                       $ 9.49         $ 9.73           $  8.36
 TOTAL RETURN++                                      (0.87)%        22.87%           (12.65)%
================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $1,593         $1,293           $   531
 Ratio of operating expenses to average net assets    0.60%+         0.38%(a)          0.21%+(a)
Ratio of net investment income to average net
 assets                                               4.86%+         5.43%             5.53%+
 Portfolio turnover rate                                22%            40%               29%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        0.99%+         0.96%             0.92%+


                           * Nations North Carolina Municipal Bond Fund Primary A Shares commenced operations on January 11, 1994.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS SOUTH CAROLINA
INTERMEDIATE MUNICIPAL
BOND FUND                         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     Year ended        Year ended       Year ended
PRIMARY A SHARES                                       3/31/99          03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.79            $  10.50        $ 10.52
Net investment income                                  0.51                0.52           0.51
 Net realized and unrealized gain/(loss) on
 investments                                           0.04                0.29         ( 0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.55                0.81           0.49
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.51)             ( 0.52)        ( 0.51)
Distributions from net realized capital gains        ( 0.04)             ( 0.00)(c)        --
 Total dividends and distributions                   ( 0.55)             ( 0.52)        ( 0.51)
Net asset value, end of period                       $ 10.79            $  10.79        $ 10.50
 TOTAL RETURN++                                        5.22%               7.88%          4.71%
=================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $239,195           $253,090        $48,918
 Ratio of operating expenses to average net assets     0.50%(a)            0.50%(a)       0.50%(a)
Ratio of net investment income to average net
 assets                                                4.75%               4.86%          4.80%
 Portfolio turnover rate                                 9%                  16%           13%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.69%               0.75%          0.79%

                                                   Period ended       Year ended       Year ended
PRIMARY A SHARES                                    03/31/96(b)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.69            $  9.76          $ 10.61
Net investment income                                  0.17               0.51             0.50
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.17)              0.93           ( 0.84)
Net increase/(decrease) in net asset value from
 operations                                            0.00               1.44           ( 0.34)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.17)            ( 0.51)          ( 0.50)#
Distributions from net realized capital gains           --                 --            ( 0.01)
 Total dividends and distributions                   ( 0.17)            ( 0.51)          ( 0.51)
Net asset value, end of period                       $ 10.52            $ 10.69          $  9.76
 TOTAL RETURN++                                        0.00%##           15.02%          ( 3.37)%
=================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $41,817            $45,255          $49,030
 Ratio of operating expenses to average net assets     0.50%+(a)          0.55%(a)         0.54%(a)
Ratio of net investment income to average net
 assets                                                4.81%+             4.92%            4.82%
 Portfolio turnover rate                                 6%                11%              30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.82%+             0.75%            0.75%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.

                           ## Amount represents less than 0.01%.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Amount represents less than $0.01 per share.

NATIONS SOUTH CAROLINA
MUNICIPAL BOND FUND               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                   Year ended     Year ended       Year ended
PRIMARY A SHARES                                     3/31/99       03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.26     $  9.79          $ 9.77
Net investment income                                   0.49        0.49            0.49
 Net realized and unrealized gain/(loss) on
 investments                                            0.03        0.47            0.02
Net increase/(decrease) in net asset value from
 operations                                             0.52        0.96            0.51
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.48)    ( 0.49)          (0.49)
Distributions from net realized capital gains              --     ( 0.00)#            --
 Total dividends and distributions                     ( 0.48)    ( 0.49)          (0.49)
Net asset value, end of period                        $ 10.30     $ 10.26          $ 9.79
 TOTAL RETURN++                                          5.13%     10.04%           5.32%
=============================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $12,793     $9,455           $5,113
 Ratio of operating expenses to average net assets       0.60%      0.60%(a)        0.60%(a)
Ratio of net investment income to average net
 assets                                                  4.62%      4.79%           4.99%
 Portfolio turnover rate                                    3%        9%              30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.18%      0.99%           1.00%

                                                  Period ended       Year ended       Period ended
PRIMARY A SHARES                                   03/31/96(b)        11/30/95          11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.99             $ 8.65           $ 10.02
Net investment income                                 0.17               0.52              0.48
 Net realized and unrealized gain/(loss) on
 investments                                         (0.22)              1.34            ( 1.37)
Net increase/(decrease) in net asset value from
 operations                                          (0.05)              1.86            ( 0.89)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.17)             (0.52)           ( 0.48)
Distributions from net realized capital gains           --                 --               --
 Total dividends and distributions                   (0.17)             (0.52)           ( 0.48)
Net asset value, end of period                       $ 9.77             $ 9.99           $  8.65
 TOTAL RETURN++                                      (0.57)%            21.99%           ( 9.12)%
====================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $2,058             $1,782           $  400
 Ratio of operating expenses to average net assets    0.60%+(a)          0.40%(a)          0.21%+(a)
Ratio of net investment income to average net
 assets                                               4.96%+             5.44%             5.48%+
 Portfolio turnover rate                                20%                13%              14%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.13%+             1.08%             1.12%+


                           * Nations South Carolina Municipal Bond Fund Primary A Shares commenced operations on December 27, 1993. + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                    Year ended   Year ended   Year ended
PRIMARY A SHARES                                      3/31/99     03/31/98     03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.40       $ 10.08     $ 10.09
Net investment income                                   0.47          0.47        0.46
 Net realized and unrealized gain/(loss) on
 investments                                            0.06          0.32      ( 0.01)
Net increase/(decrease) in net asset value from
 operations                                             0.53          0.79        0.45
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.47)      ( 0.47)     ( 0.46)
Distributions from net realized capital gains              --          --          --
 Total dividends and distributions                     ( 0.47)      ( 0.47)     ( 0.46)
Net asset value, end of period                        $ 10.46       $ 10.40     $ 10.08
 TOTAL RETURN++                                          5.18%        7.99%       4.54%
========================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $42,826       $39,091     $8,869
 Ratio of operating expenses to average net assets       0.50%        0.50%       0.50%
Ratio of operating expenses to average net assets
 including interest expense                                --            (a)         (a)
 Ratio of net investment income to average net
 assets                                                  4.48%        4.58%       4.55%
Portfolio turnover rate                                    22%         38%         28%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.85%        0.84%       0.93%



                                                   Period ended   Year ended   Year ended
PRIMARY A SHARES                                    03/31/96(b)    11/30/95     11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.23          $  9.30    $ 10.18
Net investment income                                  0.15             0.46       0.45
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.14)            0.93     ( 0.87)
Net increase/(decrease) in net asset value from
 operations                                            0.01             1.39     ( 0.42)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.15)          ( 0.46)    ( 0.45)#
Distributions from net realized capital gains           --               --      ( 0.01)
 Total dividends and distributions                   ( 0.15)          ( 0.46)    ( 0.46)
Net asset value, end of period                       $ 10.09          $ 10.23    $  9.30
 TOTAL RETURN++                                        0.12%           15.22%    ( 4.24)%
=========================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $8,408           $7,160     $4,116
 Ratio of operating expenses to average net assets     0.50%+           0.57%      0.52%
Ratio of operating expenses to average net assets
 including interest expense                             --                 (a)     0.53%
 Ratio of net investment income to average net
 assets                                                4.51%+           4.65%      4.56%
Portfolio turnover rate                                  3%              34%        41%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.02%+           0.92%      0.89%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS TENNESSEE MUNICIPAL
BOND FUND                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                   Year ended   Year ended   Year ended
PRIMARY A SHARES                                     3/31/99     03/31/98     03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.22        $  9.70      $ 9.68
Net investment income                                  0.48           0.48        0.48
 Net realized and unrealized gain/(loss) on
 investments                                           0.08           0.52        0.02
Net increase/(decrease) in net asset value from
 operations                                            0.56           1.00        0.50
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.48)        ( 0.48)      (0.48)
Net asset value, end of period                       $ 10.30        $ 10.22      $ 9.70
 TOTAL RETURN++                                        5.53%         10.45%       5.23%
========================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $5,762         $4,559       $2,594
 Ratio of operating expenses to average net assets     0.60%          0.60%       0.60%
Ratio of operating expenses to average net assets
 including interest expense                              --              (a)          (a)
 Ratio of net investment income to average net
 assets                                                4.61%          4.74%       4.91%
Portfolio turnover rate                                  40%           19%          31%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.55%          1.20%       1.24%

                                                  Period ended   Year ended   Period ended
PRIMARY A SHARES                                   03/31/96(b)    11/30/95     11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.87           $ 8.58     $ 9.59
Net investment income                                 0.16             0.52       0.39
 Net realized and unrealized gain/(loss) on
 investments                                         (0.19)            1.29      (1.01)
Net increase/(decrease) in net asset value from
 operations                                          (0.03)            1.81      (0.62)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.16)           (0.52)     (0.39)
Net asset value, end of period                       $ 9.68           $ 9.87     $ 8.58
 TOTAL RETURN++                                      (0.30)%          21.52%     (6.66)%
==========================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  975           $  768     $  311
 Ratio of operating expenses to average net assets    0.60%+           0.40%      0.21%+
Ratio of operating expenses to average net assets
 including interest expense                           0.61%+               (a)        (a)
 Ratio of net investment income to average net
 assets                                               4.92%+           5.49%      5.56%+
Portfolio turnover rate                                  2%              45%        38%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.47%+           1.27%      1.20%+


                           * Nations Tennessee Municipal Bond Fund Primary A Shares commenced operations on March 2, 1994.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      Year ended   Year ended   Year ended
PRIMARY A SHARES                                        3/31/99     03/31/98     03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.50      $ 10.18      $ 10.21
Net investment income                                    0.49         0.49        0.47
 Net realized and unrealized gain/(loss) on
 investments                                             0.02         0.32       ( 0.03)
Net increase/(decrease) in net asset value from
 operations                                              0.51         0.81        0.44
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.49)      ( 0.49)     ( 0.47)
Distributions from net realized capital gains           ( 0.04)          --          --
 Total dividends and distributions                      ( 0.53)      ( 0.49)     ( 0.47)
Net asset value, end of period                        $ 10.48      $ 10.50      $ 10.18
 TOTAL RETURN++                                           4.98%        8.09%       4.37%
=========================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $391,431     $385,770     $24,764
 Ratio of operating expenses to average net assets        0.50%        0.50%       0.50%
Ratio of net investment income to average net
 assets                                                   4.66%        4.74%       4.59%
 Portfolio turnover rate                                    22%          19%         34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.68%        0.75%       0.84%

                                                   Period ended     Year ended       Year ended
PRIMARY A SHARES                                    03/31/96(b)      11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.36       $  9.53          $ 10.35
Net investment income                                   0.16          0.46             0.44
 Net realized and unrealized gain/(loss) on
 investments                                          ( 0.15)         0.83           ( 0.79)
Net increase/(decrease) in net asset value from
 operations                                             0.01          1.29           ( 0.35)
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.16)       ( 0.46)          ( 0.44)#
Distributions from net realized capital gains             --           --            ( 0.03)
 Total dividends and distributions                    ( 0.16)       ( 0.46)          ( 0.47)
Net asset value, end of period                        $ 10.21       $ 10.36          $  9.53
 TOTAL RETURN++                                         0.05%        13.83%          ( 3.48)%
==============================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $27,176       $26,382          $24,066
 Ratio of operating expenses to average net assets      0.50%+        0.57%(a)         0.55%(a)
Ratio of net investment income to average net
 assets                                                 4.52%+        4.62%            4.40%
 Portfolio turnover rate                                  11%          64%              61%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.89%+        0.83%            0.78%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount includes distributions in excess of net investment income which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS TEXAS MUNICIPAL BOND
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                   Year ended     Year ended       Year ended
PRIMARY A SHARES                                     3/31/99      03/31/98(c)       03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.04      $  9.48          $ 9.49
Net investment income                                  0.46         0.48            0.48
 Net realized and unrealized gain/(loss) on
 investments                                           0.07         0.56           (0.01)
Net increase/(decrease) in net asset value from
 operations                                            0.53         1.04            0.47
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.46)      ( 0.48)          (0.48)
Net asset value, end of period                       $ 10.11      $ 10.04          $ 9.48
 TOTAL RETURN++                                        5.41%       11.12%           5.00%
===========================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $9,393       $7,615           $5,675
 Ratio of operating expenses to average net assets     0.60%        0.60%(a)        0.60%(a)
Ratio of net investment income to average net
 assets                                                4.59%        4.83%           4.99%
 Portfolio turnover rate                                 34%         33%              52%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.25%        1.07%           1.03%

                                                  Period ended     Year ended        Period ended
PRIMARY A SHARES                                   03/31/96(b)      11/30/95          11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.70         $ 8.39           $ 10.01
Net investment income                                 0.16           0.50              0.42
 Net realized and unrealized gain/(loss) on
 investments                                         (0.21)          1.31            ( 1.62)
Net increase/(decrease) in net asset value from
 operations                                          (0.05)          1.81            ( 1.20)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.16)         (0.50)           ( 0.42)
Net asset value, end of period                       $ 9.49         $ 9.70           $  8.39
 TOTAL RETURN++                                      (0.55)%        22.09%           (12.21)%
=============================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $5,138         $4,613           $ 2,285
 Ratio of operating expenses to average net assets    0.60%+         0.39%(a)          0.22%+(a)
Ratio of net investment income to average net
 assets                                               4.92%+         5.45%             5.52%+
 Portfolio turnover rate                                 6%            50%              107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.11%+         1.05%             1.06%+


                           * Nations Texas Municipal Bond Fund Primary A Shares commenced operations on February 3, 1994.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.

NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                        Year ended       Year ended       Year ended
PRIMARY A SHARES                                          3/31/99         03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 10.92          $ 10.59          $ 10.69
Net investment income                                      0.50             0.51             0.51
 Net realized and unrealized gain/(loss) on
 investments                                               0.06             0.33           ( 0.10)
Net increase/(decrease) in net asset value from
 operations                                                0.56             0.84             0.41
 DISTRIBUTIONS:
Dividends from net investment income                     ( 0.50)          ( 0.51)          ( 0.51)
Distributions from net realized capital gains               --               --               --
 Distributions in excess of net realized capital gains      --               --               --
Total dividends and distributions                        ( 0.50)          ( 0.51)          ( 0.51)
 Net asset value, end of period                          $ 10.98          $ 10.92          $ 10.59
TOTAL RETURN++                                             5.21%            8.12%            3.92%
======================================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $227,299         $170,969         $148,701
Ratio of operating expenses to average net assets          0.50%(a)         0.50%(a)         0.50%(a)
 Ratio of net investment income to average net
 assets                                                    4.54%            4.77%            4.79%
Portfolio turnover rate                                      5%              21%              20%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.70%            0.74%            0.74%

                                                        Period ended       Year ended       Year ended
PRIMARY A SHARES                                         03/31/96(b)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 10.83            $  9.94          $ 10.99
Net investment income                                      0.17               0.51             0.50
 Net realized and unrealized gain/(loss) on
 investments                                             ( 0.14)              0.89           ( 0.96)
Net increase/(decrease) in net asset value from
 operations                                                0.03               1.40           ( 0.46)
 DISTRIBUTIONS:
Dividends from net investment income                     ( 0.17)            ( 0.51)          ( 0.50)
Distributions from net realized capital gains               --              ( 0.00)#         ( 0.09)
 Distributions in excess of net realized capital gains      --                 --            ( 0.00)#
Total dividends and distributions                        ( 0.17)            ( 0.51)          ( 0.59)
 Net asset value, end of period                          $ 10.69            $ 10.83          $  9.94
TOTAL RETURN++                                             0.27%             14.39%          ( 4.35)%
=====================================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $155,464           $157,252         $167,405
Ratio of operating expenses to average net assets          0.50%+(a)          0.56%(a)         0.61%(a)
 Ratio of net investment income to average net
 assets                                                    4.72%+             4.87%            4.76%
Portfolio turnover rate                                      2%                22%              14%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.76%+             0.74%            0.73%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.


NATIONS VIRGINIA MUNICIPAL BOND
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      Year ended   Year ended   Year ended
PRIMARY A SHARES                                        3/31/99     03/31/98     03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 9.95       $ 9.40       $ 9.38
Net investment income                                      0.47         0.47         0.48
 Net realized and unrealized gain/(loss) on
 investments                                               0.04         0.55         0.02
Net increase/(decrease) in net asset value from
 operations                                                0.51         1.02         0.50
 DISTRIBUTIONS:
Dividends from net investment income                      (0.47)       (0.47)       (0.48)
Net asset value, end of period                            $ 9.99       $ 9.95       $ 9.40
 TOTAL RETURN++                                            5.18%       11.11%        5.44%
============================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $12,992      $11,026      $5,726
 Ratio of operating expenses to average net assets         0.60%        0.59%        0.60%
Ratio of operating expenses to average net assets
 including interest expense                                    (a)          (a)          (a)
 Ratio of net investment income to average net assets      4.66%        4.86%        5.10%
Portfolio turnover rate                                      11%           9%          37%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.11%        0.96%        0.98%

                                                     Period ended   Year ended   Period ended
PRIMARY A SHARES                                      03/31/96(b)    11/30/95     11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 9.62           $ 8.29     $ 10.00
Net investment income                                    0.16             0.51        0.45
 Net realized and unrealized gain/(loss) on
 investments                                            (0.24)            1.33      ( 1.71)
Net increase/(decrease) in net asset value from
 operations                                             (0.08)            1.84      ( 1.26)
 DISTRIBUTIONS:
Dividends from net investment income                    (0.16)           (0.51)     ( 0.45)
Net asset value, end of period                          $ 9.38           $ 9.62     $  8.29
 TOTAL RETURN++                                         (0.84)%          22.63%     (12.86)%
============================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $3,296           $3,527     $   432
 Ratio of operating expenses to average net assets       0.60%+           0.39%       0.21%+
Ratio of operating expenses to average net assets
 including interest expense                              0.61%+               (a)         (a)
 Ratio of net investment income to average net assets    5.06%+           5.51%       5.52%+
Portfolio turnover rate                                     8%              16%         61%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.07%+           1.04%       0.99%+


                           * Nations Virginia Municipal Bond Fund Primary A Shares commenced operations on January 11, 1994. + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

[GRAPHIC]    Terms used in this prospectus



 ASSET-BACKED SECURITY - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 CASH EQUIVALENTS - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 COLLATERALIZED MORTGAGE OBLIGATION (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 COMMERCIAL PAPER - a money market instrument issued by a large company.

 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 CONVERTIBLE SECURITY - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 CORPORATE OBLIGATION - a money market instrument issued by a corporation or commercial bank.

        DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

        DEPOSITARY RECEIPTS - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

        DOLLAR ROLL TRANSACTION - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

        DURATION - a measure used to estimate how much a mutual fund's share price will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

        EQUITY SECURITY - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

        FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

        FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

        FOREIGN SECURITY - a debt or equity security issued by a foreign company or government.

        FUTURES CONTRACT - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.

 INVESTMENT GRADE - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 LEHMAN 3-YEAR MUNICIPAL BOND INDEX - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

 LEHMAN 7-YEAR MUNICIPAL BOND INDEX - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

 LEHMAN AGGREGATE BOND INDEX - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 LEHMAN GOVERNMENT BOND INDEX - an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

 LEHMAN GOVERNMENT/CORPORATE BOND INDEX - an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.

 LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX - an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

 LEHMAN INTERMEDIATE TREASURY INDEX - an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested.

 LEHMAN MUNICIPAL BOND INDEX - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

 LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 MERRILL LYNCH 1-3 YEAR TREASURY INDEX - an index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested.

 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 PRE-REFUNDED BOND - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 REAL ESTATE INVESTMENT TRUST (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 REVERSE REPURCHASE AGREEMENT - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 SALOMON BROTHERS MORTGAGE INDEX - an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.

 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.

 SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

 ZERO-COUPON BOND - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

[GRAPHIC]    Where to find more information

 You'll find more information about the State Municipal Bond Funds in the following documents:

[GRAPHIC]    ANNUAL AND SEMI-ANNUAL REPORTS

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]    STATEMENT OF ADDITIONAL INFORMATION

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.765.2668

        By mail:
        NATIONS FUNDS
        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255


        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS

        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.


        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009

        1.800.SEC.0330

        WWW.SEC.GOV


SEC file numbers:
Nations Fund Trust, 811-04305
Nations Institutional Reserves, 811-6030                           Nations Funds


NF-SMBPROPA-8/99


[GRAPHIC]

STATE MUNICIPAL BOND FUNDS
PROSPECTUS -- INVESTOR A, B AND C SHARES

                                                                  AUGUST 1, 1999
STATE MUNICIPAL BOND FUNDS
NATIONS CALIFORNIA MUNICIPAL BOND FUND
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS FLORIDA MUNICIPAL BOND FUND
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS GEORGIA MUNICIPAL BOND FUND
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND
NATIONS MARYLAND MUNICIPAL BOND FUND
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS NORTH CAROLINA MUNICIPAL BOND FUND
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND
NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND
NATIONS TENNESSEE MUNICIPAL BOND FUND
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND
NATIONS TEXAS MUNICIPAL BOND FUND
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS VIRGINIA MUNICIPAL BOND FUND

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

---------------------
      NOT FDIC
      INSURED
---------------------
   May Lose Value
---------------------
  No Bank Guarantee
---------------------

NATIONS FUND

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------
[GRAPHIC]    TERMS USED IN THIS PROSPECTUS

             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[GRAPHIC]    YOU'LL FIND TERMS USED IN
             THIS PROSPECTUS ON PAGE 144.

             YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

 This booklet, which is called a prospectus, tells you about Nations Funds State Municipal Bond Funds. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

 ABOUT THE FUNDS
 These Funds invest most of their assets in securities issued by one state and are generally intended for residents of that state.

 Each Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in MUNICIPAL SECURITIES.

 Municipal securities also have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or you may not earn as much as you expect.

 Because they invest primarily in securities issued by one state, the Funds are considered to be NON-DIVERSIFIED. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

 ARE THESE FUNDS RIGHT FOR YOU?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The State Municipal Bond Funds may be suitable for you if:

  o you're looking for income

  o you want to reduce taxes on your investment

  o you have longer-term investment goals

 They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with FIXED INCOME SECURITIES

 COMPARING THE FUNDS
 There are two groups of State Municipal Bond Funds in the Nations Funds
 Family: Intermediate Municipal Bond Funds and Municipal Bond Funds. The main difference between the two groups is their portfolio DURATION -- a measure used to estimate how much a Fund's securities will fluctuate in response to a change in interest rates.

 The Municipal Bond Funds, which have longer portfolio durations, generally have the potential to earn more income than the Intermediate Municipal Bond Funds, but they also have more risk because their prices tend to change more when interest rates change.

 The table below is designed to help you understand the differences between these two groups of Funds only and their relative income and risk potential -- you should not use it to compare these Funds with other mutual funds or other kinds of investments. A Fund's income and risk potential can change over time.


                                                               Income        Risk
                                             Duration        potential     potential
  Intermediate Municipal Bond Funds        3 to 6 yrs         moderate     moderate
  Municipal Bond Funds                  more than 6 yrs         high         high



 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 6.

 FOR MORE INFORMATION
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------
[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             BANC OF AMERICA ADVISORS, INC. (BAAI)* IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED A SUB-
             ADVISER -- TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.


[GRAPHIC]    YOU'LL FIND MORE ABOUT BAAI AND TRADESTREET STARTING ON PAGE 92.

             *BAAI'S NAME IS EXPECTED TO BE CHANGED FROM NATIONSBANC ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.


[GRAPHIC]
About the State Municipal Bond Funds
NATIONS CALIFORNIA MUNICIPAL BOND FUND                           6
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND                11
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS FLORIDA MUNICIPAL BOND FUND                             16
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND                21
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS GEORGIA MUNICIPAL BOND FUND                             26
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND               31
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS MARYLAND MUNICIPAL BOND FUND                            36
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND         41
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS NORTH CAROLINA MUNICIPAL BOND FUND                      46
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND         51
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND                      56
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND              61
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS TENNESSEE MUNICIPAL BOND FUND                           66
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND                  71
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS TEXAS MUNICIPAL BOND FUND                               76
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND               81
Sub-adviser: TradeStreet
------------------------------------------------------------------
NATIONS VIRGINIA MUNICIPAL BOND FUND                            86
Sub-adviser: TradeStreet
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     91
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       92



[GRAPHIC]    About your investment
INFORMATION FOR INVESTORS
  Choosing a share class                                94
  Buying, selling and exchanging shares                104
  How selling and servicing agents are paid            112
  Distributions and taxes                              114
----------------------------------------------------------
FINANCIAL HIGHLIGHTS                                   116
----------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                          144
----------------------------------------------------------
WHERE TO FIND MORE INFORMATION                  BACK COVER

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------
[GRAPHIC]     ABOUT THE SUB-ADVISER


             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




[GRAPHIC]   YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.

[GRAPHIC]   THIS FUND AT A GLANCE
     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

     o DURATION: MORE THAN 6 YEARS

     o INCOME POTENTIAL: HIGH

     o RISK POTENTIAL: HIGH

[GRAPHIC]

       DURATION

       DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations California Municipal Bond Fund

[GRAPHIC]  INVESTMENT OBJECTIVE

        This Fund seeks as high a level of current interest income free of federal income tax and California state personal income tax as is consistent with prudent investment management and preservation of capital.
[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and the California state personal income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.

     When selecting individual investments, the portfolio management team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND
             STARTING ON PAGE 91 AND IN THE SAI.

[GRAPHIC]

             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

       Nations California Municipal Bond Fund has the following risks:
     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.
     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.
     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and California state personal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]  THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
           RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR GRAPH APPEARS HERE]

               1989    1990    1991    1992   1993    1994   1995   1996   1997   1998
Percentile     9.34%   6.22%   11.05%  8.56%  12.50%  -6.08%  16.50% 3.75%  8.51%  6.54%

YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.54%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 1st quarter 1995:             6.72%
  Worst: 1st quarter 1994:            -5.19%


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998*
The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.


                                          1 year      5 years     10 years
        Investor A Shares               0.47%        4.35%       6.90%
        Lehman Municipal Bond Index     6.48%        6.22%       8.22%


*Investor B and C Shares have been in operation for less than a full calendar year, so no performance information for these classes of shares has been included in this prospectus.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                       Investor A    Investor B    Investor C
(Fees paid directly from your investment)                Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          4.75%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)           5.00%(2)     1.00%(3)
        Redemption fee, as a % of the amount sold     none          none          none
        ANNUAL FUND OPERATING EXPENSES(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.50%           0.50%       0.50%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%           1.00%       1.00%
        Other expenses                                  0.35%           0.35%       0.35%
                                                      ------        --------      --------
        Total annual Fund operating expenses            1.10%           1.85%       1.85%
        Fee waivers and/or reimbursements              (0.30)%        (0.40)%      (0.25)%
                                                      ------        --------      --------
        Total net expenses5                             0.80%           1.45%       1.60%
                                                      ======        ========      ========



      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 99 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $553       $780        $1,026      $1,728
  Investor B Shares     $648       $843        $1,163      $1,940
  Investor C Shares     $263       $557        $  977      $2,149

  If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $148       $543        $963        $1,940
  Investor C Shares     $163       $557        $977        $2,149

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------
[GRAPHIC]   ABOUT THE SUB-ADVISER

            TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]   YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.

[GRAPHIC]   COMPARING THE FUNDS

            THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

     o DURATION: 3 TO 6 YEARS

     o INCOME POTENTIAL: MODERATE

     o RISK POTENTIAL: MODERATE

[GRAPHIC]  DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


 Nations Florida Intermediate Municipal Bond Fund

[GRAPHIC]  INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal.

[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and the Florida state intangibles tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.

     When selecting individual investments, the portfolio management team:
  o looks at a security's potential to generate both income and price appreciation
  o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows


    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds
  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]   YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING
            IN THIS FUND STARTING ON PAGE 91 AND IN THE SAI.

[GRAPHIC]   MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
            CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
            EXPENSES.

            CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]   RISKS AND OTHER THINGS TO CONSIDER

        Nations Florida Intermediate Municipal Bond Fund has the following risks:
     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Florida state intangibles tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]  THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
           RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.
[BAR GRAPH APPEARS BELOW]

             1992      1993      1994       1995       1996       1997      1998
Percentile   0.38%*     11.13%   -4.30%     14.08%     3.53%      6.99%     5.16%

*Return is from inception (2-14-92) to 12-31-92.

  YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -0.89%

  BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 1st quarter 1995:             5.80%
  Worst: 1st quarter 1994:           -4.29%


  AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

  The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.


                                                                            Since
                                                 1 year      5 years      inception
        Investor A Shares                      1.77%        4.23%        5.37%
        Investor B Shares                      1.44%        4.50%        5.04%
        Investor C Shares                      3.53%        4.51%        5.50%
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%        6.56%**


        **From inception of Investor A Shares. The inception dates for the classes shown may vary.

[GRAPHIC]  THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
           ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
           ASSETS.

           TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                       Investor A    Investor B    Investor C
(Fees paid directly from your investment)                Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          3.25%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)          3.00%(2)      1.00%(3)
        Redemption fee, as a % of the amount sold     none(4)           none          none
        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.40%          0.40%         0.40%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%          1.00%         1.00%
        Other expenses                                  0.34%          0.34%         0.34%
                                                      ------        --------      --------
        Total annual Fund operating expenses            0.99%          1.74%         1.74%
        Fee waivers and/or reimbursements             (0.24)%        (0.24)%       (0.24)%
                                                      ------        --------      --------
        Total net expenses(6)                           0.75%          1.50%         1.50%
                                                      ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 98 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]  THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
           LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $399       $607        $832        $1,479
  Investor B Shares     $453       $725        $921        $1,833
  Investor C Shares     $253       $525        $921        $2,032

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $153       $525        $921        $1,833
  Investor C Shares     $153       $525        $921        $2,032

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

     o DURATION: MORE THAN 6 YEARS

     o INCOME POTENTIAL: HIGH

     o RISK POTENTIAL: HIGH

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Florida Municipal Bond Fund
[GRAPHIC]  INVESTMENT OBJECTIVE

This Fund seeks high current income exempt from federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term MUNICIPAL
SECURITIES.

[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES


 This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term municipal securities that pay interest that is generally free from federal income tax and the Florida state intangibles tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.

     When selecting individual investments, the portfolio management team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON PAGE 91 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Florida Municipal Bond Fund has the following risks:

     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

     o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

     o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Florida state intangibles tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


[GRAPHIC]   A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]   THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
            RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.
[BAR GRAPH APPEARS BELOW]

               1993      1994     1995     1996     1997    1998
Percentile     -0.03%*    -8.23%   19.65%   2.96%    8.72%   5.63%

*Return is from inception (12-10-93) to 12-31-93.

 YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.73%

 BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 1st quarter 1995:             8.16%
  Worst: 1st quarter 1994:           -8.00%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.


                                                                     Since
                                          1 year      5 years      inception
        Investor A Shares               0.60%        4.33%        4.28%
        Investor B Shares               0.95%        4.58%        4.64%
        Investor C Shares               3.96%          --         8.98%
        Lehman Municipal Bond Index     6.48%        6.22%        7.11%**


        **From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                       Investor A    Investor B    Investor C
(Fees paid directly from your investment)                Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          4.75%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)        5.00%(2)      1.00(3)
        Redemption fee, as a % of the amount sold     none(4)        none          none
        ANNUAL FUND OPERATING EXPENSES5
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.50%        0.50%        0.50%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%        1.00%        1.00%
        Other expenses                                  0.37%        0.37%        0.37%
                                                      ------        --------      -------
        Total annual Fund operating expenses            1.12%        1.87%        1.87%
        Fee waivers and/or reimbursements              (0.27)%      (0.27)%       (0.27)%
                                                      ------        --------      -------
        Total net expenses(6)                           0.85%        1.60%         1.60%
                                                      ======        ========      =======


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 98 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $558       $789        $1,039      $1,753
  Investor B Shares     $663       $862        $1,186      $1,972
  Investor C Shares     $263       $562        $  986      $2,168


If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $163       $562        $986        $1,972
  Investor C Shares     $163       $562        $986        $2,168

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]  ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO GEORGIA STATE MUNICIPAL BOND FUNDS.

    o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF GEORGIA

    o DURATION: 3 TO 6 YEARS

     o INCOME POTENTIAL: MODERATE

     o RISK POTENTIAL: MODERATE

[GRAPHIC]  DURATION

           DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Georgia Intermediate Municipal Bond Fund
[GRAPHIC]  INVESTMENT OBJECTIVE

This Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES

This Fund normally invests at least 80% of its assets in INVESTMENT
GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and Georgia state income tax.

The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.


    When selecting individual investments, the portfolio management team:

  o looks at a security's potential to generate both income and price appreciation


  o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON PAGE 91 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Georgia Intermediate Municipal Bond Fund has the following risks:

        o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

        o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

        o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Georgia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


 [GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.
[BAR GRAPH APPEARS BELOW]

             1992    1993    1994     1995    1996    1997    1998
Percentile   7.46%*  10.88%  -4.79%   14.07%   3.45%  6.97%   5.38%

*Return is from inception (5-4-92) to 12-31-92.

YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.25%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 1st quarter 1995:             5.52%
  Worst: 1st quarter 1994:           -4.62%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

 The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.



                                                                            Since
                                                 1 year      5 years      inception
        Investor A Shares                      1.94%        4.15%        5.84  %
        Investor B Shares                      1.75%        4.44%        5.00  %
        Investor C Shares                      3.75%        4.42%        5.70  %
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%        7.00%**


        **From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES                            Investor A    Investor B    Investor C
        (Fees paid directly from your investment)     Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          3.25%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)       3.00%(2)      1.00%(3)
        Redemption fee, as a % of the amount sold     none(4)       none          none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.40%         .40%        0.40%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%        1.00%        1.00%
        Other expenses                                  0.35%        0.35%        0.35%
                                                      ------        --------     --------
        Total annual Fund operating expenses            1.00%        1.75%        1.75%
        Fee waivers and/or reimbursements              (0.25)%      (0.25)%      (0.25)%
                                                      ------        --------     --------
        Total net expenses(6)                           0.75%        1.50%        1.50%
                                                      ======        ========     ========



      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 98 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $399       $609        $837        $1,489
  Investor B Shares     $453       $727        $926        $1,843
  Investor C Shares     $253       $527        $926        $2,042


  If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $153       $527        $926        $1,843
  Investor C Shares     $153       $527        $926        $2,042

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]  ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO GEORGIA STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF GEORGIA


     o DURATION: MORE THAN 6 YEARS

     o INCOME POTENTIAL: HIGH

     o RISK POTENTIAL: HIGH

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Georgia Municipal Bond Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal and Georgia state income taxes with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.

[GRAPHIC]   PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term municipal securities that pay interest that is generally free from federal income tax and Georgia state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.


 When selecting individual investments, the portfolio management team:

  o looks at a security's potential to generate both income and price appreciation


  o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]     YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING
              IN THIS FUND STARTING ON PAGE 91 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Georgia Municipal Bond Fund has the following risks:

        o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

        o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

        o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Georgia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.
[BAR GRAPH APPEARS BELOW]

YEAR                1994    1995    1996     1997     1998
PERCENTILE          -8.61%  19.44%  3.19%    8.55%    6.27%

 YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.27%

 BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 1st quarter 1995:              7.95%
  Worst: 1st quarter 1994:            -7.42%

  AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

  The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.


                                                                     Since
                                          1 year      5 years      inception
        Investor A Shares               1.27%        4.35%        4.35%
        Investor B Shares               1.59%        4.62%        4.75%
        Investor C Shares               4.57%           -         9.15%
        Lehman Municipal Bond Index     6.48%        6.22%        6.22%**


**From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                                       Investor A    Investor B    Investor C
(Fees paid directly from your investment)                Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          4.75%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)       5.00%(2)      1.00%(3)
        Redemption fee, as a % of the amount sold     none(4)       none          none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.50%        0.50%        0.50%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%        1.00%        1.00%
        Other expenses                                  0.70%        0.70%        0.70%
                                                      ------        --------      --------
        Total annual Fund operating expenses            1.45%        2.20%        2.20%
        Fee waivers and/or reimbursements              (0.60)%      (0.60)%      (0.60)%
                                                      ------        --------      --------
        Total net expenses(6)                           0.85%        1.60%        1.60%
                                                      ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 99 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $558       $856        $1,176      $2,082
  Investor B Shares     $663       $931        $1,325      $2,296
  Investor C Shares     $263       $631        $1,125      $2,487


        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $163       $631        $1,125      $2,296
  Investor C Shares     $163       $631        $1,125      $2,487

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO MARYLAND STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF MARYLAND

     o DURATION: 3 TO 6 YEARS

     o INCOME POTENTIAL: MODERATE

     o RISK POTENTIAL: MODERATE

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Maryland Intermediate Municipal Bond Fund

[GRAPHIC]   INVESTMENT OBJECTIVE

This Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.


[GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES

 This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and Maryland state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.

     When selecting individual investments, the portfolio management team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON PAGE 91 AND IN THE SAI.

[GRAPHIC]

             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Maryland Intermediate Municipal Bond Fund has the following risks:
        o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

        o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

        o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Maryland state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


 [GRAPHIC]   A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.
[BAR GRAPH APPEARS BELOW]

YEAR             1990     1991     1992     1993     1994     1995     1996     1997     1998
PERCENTILE       4.07%*   10.17%   7.05%    10.01%   -4.70%   13.61%   3.43%     6.55%   5.09%

       *Return is from inception (4-1-90) to 12-30-90.

       YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -0.87%

       BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 1st quarter 1995:             5.57%
  Worst: 1st quarter 1994:            -4.53%

  AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

  The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.


                                                                            Since
                                                 1 year      5 years      inception
        Investor A Shares                      1.68%        3.95%        6.10%
        Investor B Shares                      1.46%        4.22%        4.74%
        Investor C Shares                      3.46%        4.21%        5.22%
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%        7.57%**


 **From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                       Investor A    Investor B    Investor C
(Fees paid directly from your investment)                Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          3.25%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)        3.00%(2)    1.00%(3)
        Redemption fee, as a % of the amount sold     none(4)        none          none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.40%        0.40%       0.40%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%        1.00%       1.00%
        Other expenses                                  0.36%        0.36%       0.36%
                                                      ------        --------    --------
        Total annual Fund operating expenses            1.01%        1.76%       1.76%
        Fee waivers and/or reimbursements              (0.26)%      (0.26)%      (0.26)%
                                                      ------        --------    --------
        Total net expenses(6)                           0.75%        1.50%       1.50%
                                                      ======        ========    ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 98 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $399       $611        $841        $1,500
  Investor B Shares     $453       $729        $930        $1,853
  Investor C Shares     $253       $529        $930        $2,052


  If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $153       $529        $930        $1,853
  Investor C Shares     $153       $529        $930        $2,052

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO MARYLAND STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF MARYLAND

     o DURATION: MORE THAN 6 YEARS

     o INCOME POTENTIAL: HIGH

     o RISK POTENTIAL: HIGH

[GRAPHIC]  DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Maryland Municipal Bond Fund

[GRAPHIC]  INVESTMENT OBJECTIVE

This Fund seeks high current income exempt from federal and Maryland state income taxes with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.

[GRAPHIC]   PRINCIPAL INVESTMENT STRATEGIES

This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term municipal securities that pay interest that is generally free from federal income tax and Maryland state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.

     When selecting individual investments, the portfolio management team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON PAGE 91 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Maryland Municipal Bond Fund has the following risks:

        o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

        o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

        o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Maryland state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


[GRAPHIC]  A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR GRAPH APPEARS BELOW]
YEAR           1993    1994    1995     1996     1997     1998
PERCENTILE     2.54%*  -9.25%  19.04%   3.02%    9.00%    5.52%

*Return is from inception (11-4-93) to 12-31-93.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.61%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 1st quarter 1995:              8.08%
  Worst: 1st quarter 1994:            -7.92%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.


                                                                     Since
                                          1 year      5 years      inception
        Investor A Shares               0.47%        4.04%        4.42%
        Investor B Shares               0.84%        4.28%        4.37%
        Investor C Shares               3.87%           -         8.74%
        Lehman Municipal Bond Index     6.48%        6.22%        6.26%**


        **From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                                       Investor A    Investor B    Investor C
(Fees paid directly from your investment)                Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          4.75%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)        5.00%(2)      1.00%(3)
        Redemption fee, as a % of the amount sold     none(4)         none          none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.50%        0.50%         0.50%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%        1.00%         1.00%
        Other expenses                                  0.59%        0.59%         0.59%
                                                      ------        --------      --------
        Total annual Fund operating expenses            1.34%        2.09%         2.09%
        Fee waivers and/or reimbursements              (0.49)%      (0.49)%       (0.49)%
                                                      ------        --------      --------
        Total net expenses(6)                           0.85%        1.60%         1.60%
                                                      ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 99 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $558       $834        $1,131      $1,973
  Investor B Shares     $663       $908        $1,279      $2,189
  Investor C Shares     $263       $608        $1,079      $2,382


 If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $163       $608        $1,079      $2,189
  Investor C Shares     $163       $608        $1,079      $2,382

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO NORTH CAROLINA STATE MUNICIPAL BOND FUNDS.

     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF NORTH CAROLINA

     o DURATION: 3 TO 6 YEARS

     o INCOME POTENTIAL: MODERATE

     o RISK POTENTIAL: MODERATE

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations North Carolina Intermediate Municipal Bond Fund

[GRAPHIC] INVESTMENT OBJECTIVE

This Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and North Carolina state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.

     When selecting individual investments, the portfolio management team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON PAGE 91 AND IN THE SAI.

[GRAPHIC]

             MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations North Carolina Intermediate Municipal Bond Fund has the following risks:
        o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

        o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

        o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and North Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

 [GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR GRAPH APPEARS BELOW]
YEAR              1992     1993    1994     1995     1996     1997     1998
PERCENTILE        0.29%*    10.29%  -4.27%   13.91%   3.64%    7.01%    5.16%
*Return is from inception (12-14-92) to 12-31-92.

YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.12%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 1st quarter 1995:             5.78%
  Worst: 1st quarter 1994:            -4.07%

  AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

  The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.


                                                                            Since
                                                 1 year      5 years      inception
        Investor A Shares                      1.75%        4.24%        5.22  %
        Investor B Shares                      1.53%        4.52%        4.96  %
        Investor C Shares                      3.53%        4.51%        5.37  %
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%        6.62%**


        **From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                       Investor A    Investor B    Investor C
(Fees paid directly from your investment)                Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          3.25%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)         3.00%(2)    1.00%(3)
        Redemption fee, as a % of the amount sold     none(4)         none          none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.40%         0.40%       0.40%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%         1.00%       1.00%
        Other expenses                                  0.33%         0.33%       0.33%
                                                      ------        --------      --------
        Total annual Fund operating expenses            0.98%         1.73%       1.73%
        Fee waivers and/or reimbursements              (0.23)%       (0.23)%     (0.23)%
                                                      ------        --------      --------
        Total net expenses(6)                           0.75%         1.50%       1.50%
                                                      ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior the August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 98 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $399       $605        $828        $1,469
  Investor B Shares     $453       $723        $917        $1,823
  Investor C Shares     $253       $523        $917        $2,022


  If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $153       $523        $917        $1,823
  Investor C Shares     $153       $523        $917        $2,022

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.

[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO NORTH CAROLINA STATE MUNICIPAL BOND FUNDS.

    o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF NORTH CAROLINA

     o DURATION: MORE THAN 6 YEARS

     o INCOME POTENTIAL: HIGH

     o RISK POTENTIAL: HIGH

[GRAPHIC]  DURATION

           DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations North Carolina Municipal Bond Fund

[GRAPHIC] INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal and North Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.

[GRAPHIC]   PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term municipal securities that pay interest that is generally free from federal income tax and North Carolina state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.


     When selecting individual investments, the portfolio management team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 91 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations North Carolina Municipal Bond Fund has the following risks:

        o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

        o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

        o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and North Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]   A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR GRAPH APPEARS HERE]
YEAR           1993       1994       1995        1996       1997       1998
PERCENTILE     1.55%*     -9.22%     20.14%      20.50%     8.84%      5.96%
 *Return is from inception (11-1-93) to 12-31-93.

 YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.54%

 BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 1st quarter 1995:              8.40%
  Worst: 1st quarter 1994:            -7.79%

 AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

 The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.


                                                                      Since
                                          1 year      5 years       inception
        Investor A Shares               0.92%        4.20%         4.37%
        Investor B Shares               1.29%        4.44%         4.67%
        Investor C Shares               4.27%           -          9.07%
        Lehman Municipal Bond Index     6.48%        6.22%         6.26%**


        **From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                                       Investor A    Investor B   Investor C
(Fees paid directly from your investment)                Shares        Shares       Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          4.75%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)       5.00%(2)      1.00%(3)
        Redemption fee, as a % of the amount sold     none(4)       none          none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.50%       0.50%         0.50%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%       1.00%         1.00%
        Other expenses                                  0.52%       0.52%         0.52%
                                                      ------        --------     --------
        Total annual Fund operating expenses            1.27%       2.02%         2.02%
        Fee waivers and/or reimbursements              (0.42)%     (0.42)%       (0.42)%
                                                      ------        --------     --------
        Total net expenses(6)                           0.85%       1.60%         1.60%
                                                      ======        ========     ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 99 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Investor A Shares     $558       $820        $1,102      $1,904
  Investor B Shares     $663       $893        $1,249      $2,121
  Investor C Shares     $263       $593        $1,049      $2,314


 If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $163       $593        $1,049      $2,121
  Investor C Shares     $163       $593        $1,049      $2,314

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.


[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO SOUTH CAROLINA STATE MUNICIPAL BOND FUNDS.


     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF SOUTH CAROLINA

     o DURATION: 3 TO 6 YEARS

     o INCOME POTENTIAL: MODERATE

     o RISK POTENTIAL: MODERATE


[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations South Carolina Intermediate Municipal Bond Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and South Carolina state income tax.


 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.


     When selecting individual investments, the portfolio management team:

    o looks at a security's potential to generate both income and price appreciation

    o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

      The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

    o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON
             PAGE 91 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations South Carolina Intermediate Municipal Bond Fund has the following risks:

       o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
        Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and South Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.


        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1992     1993     1994      1995      1996      1997      1998
5.96%*    9.84%   -3.11%    13.45%     3.76%     6.62%     5.33%

*Return is from inception (5-5-92) to 12-31-92.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -0.90%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 1st quarter 1995:             5.18%
  Worst: 1st quarter 1994:            -3.50%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.


                                                                             Since
                                                 1 year      5 years       inception
        Investor A Shares                      1.94%        4.38%         5.65  %
        Investor B Shares                      1.70%        4.67%         5.06  %
        Investor C Shares                      3.70%        4.65%         5.59  %
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%         7.00%**


        **From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                                       Investor A    Investor B    Investor C
(Fees paid directly from your investment)                Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          3.25%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                       none(1)         3.00%(2)      1.00%(3)
        Redemption fee, as a % of the amount sold       none(4)         none          none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.40%        0.40  %       0.40  %
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%        1.00  %       1.00  %
        Other expenses                                  0.31%        0.31  %       0.31  %
                                                      ------        --------      --------
        Total annual Fund operating expenses            0.96%        1.71  %       1.71  %
        Fee waivers and/or reimbursements              (0.21)%      (0.21) %      (0.21) %
                                                      ------        --------      --------
        Total net expenses(6)                           0.75%        1.50   %      1.50   %
                                                      ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 98 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $399       $601        $819        $1,448
  Investor B Shares     $453       $718        $909        $1,803
  Investor C Shares     $253       $518        $909        $2,002


        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $153       $518        $909        $1,803
  Investor C Shares     $153       $518        $909        $2,002

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.


[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO SOUTH CAROLINA STATE MUNICIPAL BOND FUNDS.


     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF SOUTH CAROLINA

     o DURATION: MORE THAN 6 YEARS

     o INCOME POTENTIAL: HIGH

     o RISK POTENTIAL: HIGH


[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations South Carolina Municipal Bond Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal and South Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term municipal securities that pay interest that is generally free from federal income tax and South Carolina state income tax.


 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.


     When selecting individual investments, the portfolio management team:

    o looks at a security's potential to generate both income and price appreciation

    o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

    o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON
             PAGE 91 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations South Carolina Municipal Bond Fund has the following risks:


      o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
        Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and South Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

1993     1994      1995      1996      1997      1998
2.39%*   -6.24%    19.39%     3.26%     8.43%     5.25%

*Return is from inception (11-8-93) to 12-31-93.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.45%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 1st quarter 1995:             7.86%
  Worst: 1st quarter 1994:            -5.68%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.


                                                                     Since
                                          1 year      5 years      inception
        Investor A Shares               0.28%        4.67%        5.02%
        Investor B Shares               0.57%        4.93%        5.12%
        Investor C Shares               3.57%        0.00%        8.80%
        Lehman Municipal Bond Index     6.48%        6.22%        6.26%**


        **From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]
        WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        SHAREHOLDER FEES                           Investor A    Investor B    Investor C
        (Fees paid directly from your investment)    Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          4.75%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)         5.00%(2)     1.00%(3)
        Redemption fee, as a % of the amount sold     none(4)         none          none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.50%        0.50  %       0.50  %
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%        1.00  %       1.00  %
        Other expenses                                  0.70%        0.70  %       0.70  %
                                                      ------        --------      --------
        Total annual Fund operating expenses            1.45%        2.20  %       2.20  %
        Fee waivers and/or reimbursements              (0.60)%      (0.60) %      (0.60) %
                                                      ------        --------      --------
        Total net expenses(6)                           0.85%        1.60   %      1.60   %
                                                      ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 99 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

       o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       o you reinvest all dividends and distributions in the Fund

       o your investment has a 5% return each year

       o the Fund's operating expenses remain the same as shown in the table above

       o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $558       $856        $1,176      $2,082
  Investor B Shares     $663       $931        $1,325      $2,296
  Investor C Shares     $263       $631        $1,125      $2,487


        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $163       $631        $1,125      $2,296
  Investor C Shares     $163       $631        $1,125      $2,487

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.


[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO TENNESSEE STATE MUNICIPAL BOND FUNDS.


     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TENNESSEE

     o DURATION: 3 TO 6 YEARS

     o INCOME POTENTIAL: MODERATE

     o RISK POTENTIAL: MODERATE


[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Tennessee Intermediate Municipal Bond Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and the Tennessee Hall Income Tax on unearned income.


 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.


     When selecting individual investments, the portfolio management team:

    o looks at a security's potential to generate both income and price appreciation

    o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features coupons, and expected timing of cash flows

      The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

    o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 91 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Tennessee Intermediate Municipal Bond Fund has the following risks:

      o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
        Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Tennessee Hall Income Tax on unearned income, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


[GRAPHIC]
        A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.


        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

1993     1994      1995      1996      1997      1998
6.72%*   -4.64%    13.93%    3.72%     6.71%     5.20%

   *Return is from inception (4-2-93) to 12-31-94.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -0.89%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 1st quarter 1995:             5.76%
  Worst: 1st quarter 1994:            -4.23%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.


                                                                            Since
                                                 1 year      5 years      inception
        Investor A Shares                      1.78%        4.12%        4.75%
        Investor B Shares                      1.57%        4.41%        4.92%
        Investor C Shares                      3.52%           -         6.92%
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%        6.28%**


        **From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                                       Investor A    Investor B    Investor C
(Fees paid directly from your investment)                Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          3.25%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)           3.00%(2)        1.00%(3)
        Redemption fee, as a % of the amount sold     none(4)         none          none
        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.40%        0.40  %       0.40  %
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%        1.00  %       1.00  %
        Other expenses                                  0.47%        0.47  %       0.47  %
                                                      ------        --------      --------
        Total annual Fund operating expenses            1.12%        1.87  %       1.87  %
        Fee waivers and/or reimbursements              (0.37)%      (0.37) %      (0.37) %
                                                      ------        --------      --------
        Total net expenses(6)                           0.75%        1.50   %      1.50   %
                                                      ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999.Please see page 97 for details.

      (2)This charge decreases over time. Please see page 98 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.



        This example assumes:

       o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       o you reinvest all dividends and distributions in the Fund

       o your investment has a 5% return each year

       o the Fund's operating expenses remain the same as shown in the table above

       o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $399       $634        $888        $1,614
  Investor B Shares     $453       $752        $977        $1,964
  Investor C Shares     $253       $552        $977        $2,160


        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $153       $552        $977        $1,964
  Investor C Shares     $153       $552        $977        $2,160

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.


[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO TENNESSEE STATE MUNICIPAL BOND FUNDS.


     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TENNESSEE

     o DURATION: MORE THAN 6 YEARS

     o INCOME POTENTIAL: HIGH

     o RISK POTENTIAL: HIGH


[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS TENNESSEE MUNICIPAL BOND FUND

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal income tax and the Tennessee Hall Income Tax on unearned income with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.

[GRAPHIC]     PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term municipal securities that pay interest that is generally free from federal income tax and the Tennessee Hall Income Tax on unearned income.


 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.


     When selecting individual investments, the portfolio management team:

    o looks at a security's potential to generate both income and price appreciation

    o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

      The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

    o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON
             PAGE 91 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations Tennessee Municipal Bond Fund has the following risks:

      o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
        Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Tennessee Hall Income Tax on unearned income, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1993     1994      1995      1996      1997      1998
1.75%*   -6.68%    19.21%     3.56%     9.04%     5.53%

*Return is from inception (11-22-93) to 12-31-93.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  -1.64%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 1st quarter 1995:             7.93%
  Worst: 1st quarter 1994:            -6.40%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.


                                                                      Since
                                          1 year      5 years       inception
        Investor A Shares               0.53%        4.77%         4.98  %
        Investor B Shares               0.85%        5.03%         5.09  %
        Investor C Shares               3.85%           -          9.09  %
        Lehman Municipal Bond Index     6.48%        6.22%         7.45%**


        **From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                                       Investor A    Investor B    Investor C
(Fees paid directly from your investment)                Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          4.75%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)          5.00%(2)      1.00%(3)
        Redemption fee, as a % of the amount sold     none(4)         none          none
        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.50%        0.50  %       0.50  %
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%        1.00  %       1.00  %
        Other expenses                                  1.07%        1.07  %       1.07  %
                                                      ------        --------      --------
        Total annual Fund operating expenses            1.82%        2.57  %       2.57  %
        Fee waivers and/or reimbursements              (0.97)%      (0.97) %      (0.97) %
                                                      ------        --------      --------
        Total net expenses(6)                           0.85%        1.60   %      1.60   %
                                                      ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 99 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

       o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       o you reinvest all dividends and distributions in the Fund

       o your investment has a 5% return each year

       o the Fund's operating expenses remain the same as shown in the table above

       o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $558       $  931      $1,329      $2,439
  Investor B Shares     $663       $1,007      $1,478      $2,648
  Investor C Shares     $263       $  707      $1,278      $2,833


        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $163       $707        $1,278      $2,648
  Investor C Shares     $163       $707        $1,278      $2,833

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.


[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO TEXAS STATE MUNICIPAL BOND FUNDS.


     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TEXAS
     o DURATION: 3 TO 6 YEARS
     o INCOME POTENTIAL: MODERATE
     o RISK POTENTIAL: MODERATE


[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax.


 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.


     When selecting individual investments, the portfolio management team:

    o looks at a security's potential to generate both income and price appreciation

    o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

      The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

    o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON
             PAGE 91 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations Texas Intermediate Municipal Bond Fund has the following risks:

      o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
        Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and is generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.


        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1993      1994      1995      1996      1997      1998
7.13%*   -3.52%    12.71%     3.44%     6.91%     5.20%

*Return is from inception (2-4-93) to 12-31-93.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  -1.16%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 1st quarter 1995:             4.88%
  Worst: 1st quarter 1994:            -4.02%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.


                                                                             Since
                                                 1 year      5 years       inception
        Investor A Shares                      1.81%        4.12%         4.70  %
        Investor B Shares                      1.57%        4.49%         4.73  %
        Investor C Shares                      3.57%          --          6.73  %
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%         5.68%**


        **From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        SHAREHOLDER FEES                           Investor A    Investor B    Investor C
        (Fees paid directly from your investment)    Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          3.25%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)          3.00%(2)      1.00%(3)
        Redemption fee, as a % of the amount sold     none(4)         none          none
        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.40%        0.40  %       0.40  %
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%        1.00  %       1.00  %
        Other expenses                                  0.30%        0.30  %       0.30  %
                                                      ------        --------      --------
        Total annual Fund operating expenses            0.95%        1.70  %       1.70  %
        Fee waivers and/or reimbursements              (0.20)%      (0.20) %      (0.20) %
                                                      ------        --------      --------
        Total net expenses(6)                           0.75%        1.50   %      1.50   %
                                                      ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 98 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $399       $599        $815        $1,437
  Investor B Shares     $453       $716        $904        $1,793
  Investor C Shares     $253       $516        $904        $1,992


        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $153       $516        $904        $1,793
  Investor C Shares     $153       $516        $904        $1,992

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.


[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO TEXAS STATE MUNICIPAL BOND FUNDS.


     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TEXAS
     o DURATION: MORE THAN 6 YEARS
     o INCOME POTENTIAL: HIGH
     o RISK POTENTIAL: HIGH


[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 NATIONS TEXAS MUNICIPAL BOND FUND

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term municipal securities that pay interest that is generally free from federal income tax.


 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.


     When selecting individual investments, the portfolio management team:

    o looks at a security's potential to generate both income and price appreciation

    o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

      The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

    o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON
             PAGE 91 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations Texas Municipal Bond Fund has the following risks:

      o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
        Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1993     1994      1995      1996      1997      1998
0.27%*  -8.43%    19.60%     3.59%     8.82%     6.18%

*Return is from inception (12-17-93) to 12-31-93.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  -1.79

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 1st quarter 1995:             7.97%
  Worst: 1st quarter 1994:            -7.26%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.


                                                                      Since
                                          1 year      5 years       inception
        Investor A Shares               1.13%        4.53%         4.57%
        Investor B Shares               1.49%        4.79%         4.77%
        Investor C Shares               4.49%          --          9.17%
        Lehman Municipal Bond Index     6.48%        6.22%         6.56%**


        **From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        SHAREHOLDER FEES                            Investor A    Investor B    Investor C
        (Fees paid directly from your investment)     Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          4.75%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)         5.00%(2)      1.00%(3)
        Redemption fee, as a % of the amount sold     none(4)         none          none
        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.50%        0.50  %       0.50  %
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%        1.00  %       1.00  %
        Other expenses                                  0.77%        0.77  %       0.77  %
                                                      ------        --------      --------
        Total annual Fund operating expenses            1.52%        2.27  %       2.27  %
        Fee waivers and/or reimbursements              (0.67)%      (0.67) %      (0.67) %
                                                      ------        --------      --------
        Total net expenses(6)                           0.85%        1.60   %      1.60   %
                                                      ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 99 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

       o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       o you reinvest all dividends and distributions in the Fund

       o your investment has a 5% return each year

       o the Fund's operating expenses remain the same as shown in the table above

       o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $558       $871        $1,205      $2,150
  Investor B Shares     $663       $945        $1,354      $2,364
  Investor C Shares     $263       $645        $1,154      $2,553


        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $163       $645        $1,154      $2,364
  Investor C Shares     $163       $645        $1,154      $2,553

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.


[GRAPHIC]     COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO VIRGINIA STATE MUNICIPAL BOND FUNDS.


     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF VIRGINIA

     o DURATION: 3 TO 6 YEARS

     o INCOME POTENTIAL: MODERATE

     o RISK POTENTIAL: MODERATE


[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Virginia Intermediate Municipal Bond Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE intermediate-term MUNICIPAL SECURITIES that pay interest that is generally free from federal income tax and Virginia state income tax.


 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and 10 years, and its DURATION will be between three and six years.


     When selecting individual investments, the portfolio management team:

    o looks at a security's potential to generate both income and price appreciation

    o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

      The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

    o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING
             IN THIS FUND STARTING ON
             PAGE 91 AND IN THE SAI.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Virginia Intermediate Municipal Bond Fund has the following risks:
     o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Virginia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]
             THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
0.28%*  7.55%  9.66%  6.85%  9.91% -4.47% 13.16%  3.62%  6.63%  5.62%

*Return is from inception (12-2-89) to 12-31-94.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.08%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 1st quarter 1995:             5.19%
  Worst: 1st quarter 1994:            -4.10%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the LEHMAN 7-YEAR MUNICIPAL BOND INDEX, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.


                                                                             Since
                                                 1 year      5 years       inception
        Investor A Shares                      1.81%        3.99%         5.95  %
        Investor B Shares                      1.62%        4.28%         4.77  %
        Investor C Shares                      3.62%        4.26%         5.28  %
        Lehman 7-Year Municipal Bond Index     5.92%        6.80%         7.45%**


        **From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]
             THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]
        WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                                       Investor A    Investor B    Investor C
Fees paid directly from your investment)                 Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          3.25%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none1           3.00%2        1.00%3
        Redemption fee, as a % of the amount sold     none4         none          none
        ANNUAL FUND OPERATING EXPENSES5
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.40%        0.40  %       0.40  %
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%        1.00  %       1.00  %
        Other expenses                                  0.32%        0.32  %       0.32  %
                                                      ------        --------      --------
        Total annual Fund operating expenses            0.97%        1.72  %       1.72  %
        Fee waivers and/or reimbursements              (0.22)%      (0.22) %      (0.22) %
                                                      ------        --------      --------
        Total net expenses(6)                           0.75%        1.50   %      1.50   %
                                                      ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 98 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

       o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       o you reinvest all dividends and distributions in the Fund

       o your investment has a 5% return each year

       o the Fund's operating expenses remain the same as shown in the table above

       o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $399       $603        $824        $1,458
  Investor B Shares     $453       $720        $913        $1,813
  Investor C Shares     $253       $520        $913        $2,012

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $153       $520        $913        $1,813
  Investor C Shares     $153       $520        $913        $2,012

ABOUT THE STATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S MUNICIPAL FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 93.


[GRAPHIC]    COMPARING THE FUNDS

             THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO VIRGINIA STATE MUNICIPAL BOND FUNDS.


     o WHO SHOULD CONSIDER INVESTING: RESIDENTS OF VIRGINIA

     o DURATION: MORE THAN 6 YEARS

     o INCOME POTENTIAL: HIGH

     o RISK POTENTIAL: HIGH

[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Virginia Municipal Bond Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks high current income exempt from federal and Virginia state income taxes with the potential for principal fluctuation associated with investments in long-term MUNICIPAL SECURITIES.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 80% of its assets in INVESTMENT GRADE long-term municipal securities that pay interest that is generally free from federal income tax and Virginia state income tax.

 The Fund may invest up to 20% of its assets in DEBT SECURITIES that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than seven years, and its DURATION will be more than six years.


     When selecting individual investments, the portfolio management team:

    o looks at a security's potential to generate both income and price appreciation

    o allocates assets among revenue bonds, general obligation bonds, insured bonds and PRE-REFUNDED BONDS (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

      The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

    o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING
               IN THIS FUND STARTING ON
               PAGE 91 AND IN THE SAI.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Virginia Municipal Bond Fund has the following risks:

      o INVESTMENT STRATEGY RISK - This Fund is considered to be NON-DIVERSIFIED because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      o INTEREST RATE RISK - The prices of FIXED INCOME SECURITIES will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
        Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o HOLDING CASH - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      o TAX CONSIDERATIONS - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Virginia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1993     1994      1995      1996      1997      1998
2.07%*  -9.53%    19.56%     3.49%     9.25%     5.71%

*Return is from inception (9-22-94) to 12-31-94.

 YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  -1.30%

 BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 1st quarter 1995:             8.14%
  Worst: 1st quarter 1994:            -8.44%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the LEHMAN MUNICIPAL BOND INDEX, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.


                                                                      Since
                                          1 year      5 years       inception
        Investor A Shares               0.65%           4.24%      4.54  %
        Investor B Shares               1.03%           4.49%      4.58  %
        Investor C Shares               3.97%             --       9.16  %
        Lehman Municipal Bond Index     6.48%           6.22%      6.26%**


        **From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES
             THAT ARE DEDUCTED FROM A FUND'S ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        SHAREHOLDER FEES                           Investor A    Investor B    Investor C
        (Fees paid directly from your investment)     Shares        Shares        Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price          4.75%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                     none(1)       5.00%(2)      1.00%(3)
        Redemption fee, as a % of the amount sold     none(4)       none          none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.50%        0.50  %       0.50  %
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%        1.00  %       1.00  %
        Other expenses                                  0.63%        0.63  %       0.63  %
                                                      ------        --------      --------
        Total annual Fund operating expenses            1.38%        2.13  %       2.13  %
        Fee waivers and/or reimbursements              (0.53)%      (0.53) %      (0.53) %
                                                      ------        --------      --------
        Total net expenses(6)                           0.85%        1.60   %      1.60   %
                                                      ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

      (2)This charge decreases over time. Please see page 99 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

       o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       o you reinvest all dividends and distributions in the Fund

       o your investment has a 5% return each year

       o the Fund's operating expenses remain the same as shown in the table above

       o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $558       $842        $1,147      $2,013
  Investor B Shares     $663       $916        $1,296      $2,228
  Investor C Shares     $263       $616        $1,096      $2,420


        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $163       $616        $1,096      $2,228
  Investor C Shares     $163       $616        $1,096      $2,420

[GRAPHIC]    Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:


     o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

     o PORTFOLIO TURNOVER - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term CAPITAL GAINS to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.

          All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

          A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC]    How the Funds are managed

 INVESTMENT ADVISER
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the State Municipal Bond Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.


 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.


 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                               Maximum
                                                               advisory    Actual fee paid
                                                                 fee1      last fiscal year
  Nations California Municipal Bond Fund                      0.50%       0.30%
  Nations Florida Intermediate Municipal Bond Fund            0.40%       0.30%
  Nations Florida Municipal Bond Fund                         0.50%       0.37%
  Nations Georgia Intermediate Municipal Bond Fund            0.40%       0.29%
  Nations Georgia Municipal Bond Fund                         0.50%       0.04%
  Nations Maryland Intermediate Municipal Bond Fund           0.40%       0.28%
  Nations Maryland Municipal Bond Fund                        0.50%       0.15%
  Nations North Carolina Intermediate Municipal Bond Fund     0.40%       0.31%
  Nations North Carolina Municipal Bond Fund                  0.50%       0.22%
  Nations South Carolina Intermediate Municipal Bond Fund     0.40%       0.33%
  Nations South Carolina Municipal Bond Fund                  0.50%       0.04%
  Nations Tennessee Intermediate Municipal Bond Fund          0.40%       0.17%
  Nations Tennessee Municipal Bond Fund                       0.50%       0.00%
  Nations Texas Intermediate Municipal Bond Fund              0.40%       0.34%
  Nations Texas Municipal Bond Fund                           0.50%       0.00%
  Nations Virginia Intermediate Municipal Bond Fund           0.40%       0.32%
  Nations Virginia Municipal Bond Fund                        0.50%       0.11%


(1)These fees are the current contract levels, which in most cases have been reduced from the contract levels that were in effect during the last fiscal year.

[GRAPHIC]    TRADESTREET INVESTMENT
             ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255


[GRAPHIC]    STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201

[GRAPHIC]    FIRST DATA INVESTOR
             SERVICES GROUP, INC.

             101 FEDERAL STREET
             BOSTON, MASSACHUSETTS 02110

 INVESTMENT SUB-ADVISER
 Nations Funds and BAAI have engaged an investment sub-adviser, TradeStreet Investment Associates, Inc., to provide day-to-day portfolio management for the Funds. TradeStreet functions under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.


 TRADESTREET INVESTMENT ASSOCIATES, INC.
 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS.

 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds family. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.


 TradeStreet is the investment sub-adviser to the Funds. TradeStreet's Municipal Fixed Income Management Team is responsible for making the day-to-day investment decisions for each Fund.


 OTHER SERVICE PROVIDERS
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.22% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC]    WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE
             PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING
             AGENT or SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING
             AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT
             PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS,
             BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL
             INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.


[GRAPHIC]      FOR MORE INFORMATION
               ABOUT HOW TO CHOOSE A
               SHARE CLASS, CONTACT YOUR
               INVESTMENT PROFESSIONAL OR
               CALL US AT 1.800.321.7854.

             BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

[GRAPHIC]    Choosing a share class

 Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares for each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees of the share classes.


                                          Intermediate
                                           Municipal              Bond Funds
Investor A Shares                          Bond Funds              Municipal
  Maximum amount you can buy               no limit                no limit
  Maximum front-end sales charge            3.25%                   4.75%
  Maximum deferred sales charge1             none                    none
  Redemption fee2                            none                    none
  Maximum annual distribution        0.25% distribution      0.25% distribution
  and shareholder servicing fees     (12b-1)/service fee     (12b-1)/service fee
  Conversion feature                         none                    none


(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 97 for details.

(2)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares of certain Funds between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 97 for details.


  Investor B Shares
  Maximum amount you can buy            $250,000               $250,000
  Maximum front-end sales charge            none                   none
  Maximum deferred sales charge1           3.00%                  5.00%
  Redemption fee                            none                   none
  Maximum annual distribution        0.75% distribution     0.75% distribution
  and shareholder servicing fees     (12b-1) fee            (12b-1) fee
                                     0.25% service fee      0.25% service fee
  Conversion feature                         yes                    yes


  (1)This charge decreases over time. Please see page 98 for details. Different charges apply to Investor B Shares of certain Funds bought before January 1, 1996 and after July 31, 1997. Please see page 98 for details.

                                         Intermediate
                                          Municipal             Bond Funds
Investor C Shares                         Bond Funds            Municipal
  Maximum amount you can buy              no limit              no limit
  Maximum front-end sales charge            none                  none
  Maximum deferred sales charge1           1.00%                 1.00%
  Redemption fee                            none                  none
  Maximum annual distribution        0.75% distribution    0.75% distribution
  and shareholder servicing fees     (12b-1) fee           (12b-1) fee
                                     0.25% service fee     0.25% service fee
  Conversion feature                        none                  none


(1) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 100 for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

[GRAPHIC]    THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS
             ANY SALES CHARGE THAT APPLIES.

             THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

[GRAPHIC]    ABOUT INVESTOR A SHARES

        There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

        FRONT-END SALES CHARGE
        You'll pay a front-end sales charge when you buy Investor A Shares, unless:

         o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY
           A SALES CHARGE

         o you're reinvesting distributions

        The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- the larger the investment, the smaller the sales charge.

                                                                     by selling agents
                                 Sales charge      Sales charge        as a % of the
                                as a % of the      as a % of the      offering price
                                offering price    net asset value     Amount retained
Amount you bought                 per share          per share           per share
   INTERMEDIATE MUNICIPAL
BOND FUNDS
$               0-$99,999      3.25%             3.36%               3.00  %
$        100,000-$249,999      2.50%             2.56%               2.25  %
$        250,000-$499,999      2.00%             2.04%               1.75  %
$        500,000-$999,999      1.50%             1.53%               1.25  %
  $1,000,000 or more           0.00%             0.00%                1.00%1
  MUNICIPAL BOND FUNDS
$               0-$49,999      4.75%             4.99%               4.25  %
$          50,000-$99,999      4.50%             4.71%               4.00  %
$        100,000-$249,999      3.50%             3.63%               3.00  %
$        250,000-$499,999      2.50%             2.56%               2.25  %
$        500,000-$999,999      2.00%             2.04%               1.75  %
  $1,000,000 or more           0.00%             0.00%                1.00%1


      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

        CONTINGENT DEFERRED SALES CHARGE

        If you own or buy $1,000,000 or more of Investor A Shares, there are two situations when you'll pay a CDSC:

      o If you bought your shares before August 1, 1999, and you sell them:

      o during the first year you own them, you'll pay a CDSC of 1.00%

      o during the second year you own them, you'll pay a CDSC of 0.50%

      o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.

        The CDSC is calculated from the day your purchase is accepted (the TRADE DATE). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

        You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


        REDEMPTION FEE
        We'll charge a 1% redemption fee on the sale of Investor A Shares if you bought $1,000,000 or more Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them.

        The fee is deducted from the amount sold and is paid to the Fund. The Fund can reduce or cancel the fee at any time. This fee doesn't apply to Nations California Municipal Bond Fund.

[GRAPHIC]    ABOUT INVESTOR B SHARES

        You can buy up to $250,000 of Investor B Shares at a time. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

        CONTINGENT DEFERRED SALES CHARGE
        You'll pay a CDSC when you sell your Investor B Shares, unless:

        o you bought the shares on or after January 1, 1996 and before August 1, 1997

        o you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 103

        The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.


        Intermediate Municipal Bond Funds
If you sell your shares
during the following year:                                  You'll pay a CDSC of:
----------------------------------   --------------------------------------------------------------------
                                                                                    Shares
                                                                                  you bought
                                        Shares                                    on or after    1/1/1996
                                      you bought    Shares you bought between      1/1/1996       Shares
                                         after       8/1/1997 and 11/15/1998      and before       you
                                      11/15/1998    in the following amounts:      8/1/1997       bought
                                     ------------   --------------------------   ------------     before
                                                                     $500,000-
                                                     $0-$499,999     $999,999
  the first year you own them        3.0%           3.0%            2.0%             none       4.0%
  the second year you own them       3.0%           2.0%            1.0%             none       3.0%
  the third year you own them        2.0%           1.0%            none             none       3.0%
  the fourth year you own them       1.0%            none           none             none       2.0%
  the fifth year you own them        none            none           none             none       2.0%
  the sixth year you own them        none            none           none             none       1.0%
  after six years of owning them     none            none           none             none       none

             Municipal Bond Funds
If you sell your shares
during the following year:                                  You'll pay a CDSC of:
---------------------------------- -----------------------------------------------------------------------
                                                                                       Shares
                                                                                     you bought
                                      Shares                                         on or after  1/1/1996
                                    you bought       Shares you bought between        1/1/1996     Shares
                                       after          8/1/1997 and 11/15/1998        and before     you
                                    11/15/1998       in the following amounts:        8/1/1997     bought
                                   ------------ ----------------------------------- ------------   before
                                                               $250,000-  $500,000-
                                                 $0-$249,999   $499,999   $999,999
  the first year you own them      5.0%         4.0%          3.0%       2.0%           none     5.0%
  the second year you own them     4.0%         3.0%          2.0%       1.0%           none     4.0%
  the third year you own them      3.0%         3.0%          1.0%       none           none     3.0%
  the fourth year you own them     3.0%         2.0%          none       none           none     2.0%
  the fifth year you own them      2.0%         1.0%          none       none           none     2.0%
  the sixth year you own them      1.0%          none         none       none           none     1.0%
  after six years of owning them   none          none         none       none           none     none

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

        ABOUT THE CONVERSION FEATURE
        Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                     Intermediate Municipal Bond Funds
                                           Will convert to Investor A Shares
Investor B Shares you bought                  after you've owned them for
        after November 15, 1998                      eight years
        between August 1, 1997
        and November 15, 1998
$               0-$499,999                            six years
$         500,000-$999,999                            five years
        before August 1, 1997                         six years
        Municipal Bond Funds
        Investor B Shares you bought      Will convert to Investor A Shares
                                             after you've owned them for
        after November 15, 1998                      eight years
        between August 1, 1997
        and November 15, 1998
$               0-$249,999                            nine years
$               0-$499,999                            six years
$         500,000-$999,999                            five years
        before August 1, 1997                         nine years

        The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

        Here's how the conversion works:

      o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

      o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Funds Money Market Fund.

      o Conversions are free from federal tax.

[GRAPHIC]    ABOUT INVESTOR C SHARES

        There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

        CONTINGENT DEFERRED SALES CHARGE
        You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

         o you received the shares from reinvested distributions

         o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 103

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

[GRAPHIC]    PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION
             ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.


             YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

             WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

        WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

        FRONT-END SALES CHARGES
        (Investor A Shares)

        There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

     o COMBINE PURCHASES YOU'VE ALREADY MADE
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

     o COMBINE PURCHASES YOU PLAN TO MAKE
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

      o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

      o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

      o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

      o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

      o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      o COMBINE PURCHASES WITH FAMILY MEMBERS
        You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.

        The following investors can buy Investor A Shares without paying a front-end sales charge:

     o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

     o banks, trust companies and thrift institutions, acting as fiduciaries

     o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested through a trust account established with certain trustees and invested in the Funds within 90 days

     o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

     o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only


     o registered personnel and employees of these broker/dealers may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of their employer as long as these purchases are made for their own investment purposes

     o employees or partners of any service provider to the Funds

     o investors who buy through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds Personal Investment Planner accounts, wrap fee accounts and other managed agency/asset allocation accounts

     o shareholders of certain funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. First Data, Stephens or their agents must receive your written request within 120 days after you sell your shares.

        Stephens may pay selling agents up to 1.00% of the net asset value of Investor A Shares bought without a sales charge. Stephens may be reimbursed through any CDSC that applies.

        CONTINGENT DEFERRED SALES CHARGES
        (Investor A, Investor B and Investor C Shares)

        You won't pay a CDSC on the following transactions:

     o shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

     o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

     o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

     o withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

        We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.

        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. First Data, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]    WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY
             BUYING THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.


[GRAPHIC]    Buying, selling and exchanging shares

 You can invest in the Funds through your selling agent or directly from Nations Funds.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                          Ways to
                        buy, sell or
                          exchange
                     -----------------
 Buying shares       In a lump sum
                      Using our
                     Systematic
                     Investment Plan
                     -----------------
 Selling shares      In a lump sum
                      Using our
                     Automatic
                     Withdrawal Plan
                     -----------------
 Exchanging shares   In a lump sum
                      Using our
                     Automatic
                     Exchange
                     Feature

                              How much you can buy,
                                 sell or exchange                             Other things to know
                     --------------------------------------- ------------------------------------------------------
 Buying shares       minimum initial investment:             There is no limit to the amount you can invest
                     o $1,000 for regular accounts           in Investor A and C Shares. You can invest up to
                     o $250 for certain fee-based            $250,000 in Investor B Shares at a time.
                     investment accounts
                     minimum additional investment:
                     o $100 for all accounts
                      minimum initial investment:             You can buy shares monthly, twice a month or
                      o $100                                 quarterly, using automatic transfers from your
                     minimum additional investment:          bank account.
                       o $50
                     -------
 Selling shares      o you can sell up to $50,000 of your    We'll deduct any CDSC from the amount you're
                     shares by telephone, otherwise          selling and send you or your selling agent the
                     there are no limits to the amount       balance, usually within three business days of
                     you can sell                            receiving your order.
                     o other restrictions may apply to       If you paid for your shares with a check that
                     withdrawals from retirement plan        wasn't certified, we'll hold the sale proceeds
                     accounts                                when you sell those shares for at least 15 days
                                                             after the trade date of the purchase, or until the
                                                             check has cleared.
                      o minimum $25 per withdrawal            Your account balance must be at least $10,000
-------------------- ---------------------------------------
                                                             to set up the plan. You can make withdrawals
                                                             monthly, twice a month or quarterly. We'll send
                                                             your money by check or deposit it directly to
                                                             your bank account. No CDSC is deducted if you
                                                             withdraw 12% or less of the value of your
                                                             shares in a class.
                                                             ------------------------------------------------------
 Exchanging shares   o minimum $1,000 per exchange           You can exchange your Investor A Shares for
                                                             Investor A Shares of any other Nations Fund,
                                                             except Index Funds. You won't pay a front-end
                                                             sales charge, CDSC or redemption fee on the
                                                             shares you're exchanging.
                                                             You can exchange your Investor B Shares for:
                                                             o Investor B Shares of any other Nations Fund,
                                                             except Nations Funds Money Market Funds
                                                             o Investor C Shares of Nations Funds Money
                                                             Market Funds (before October 1, 1999)
                                                             o Investor B Shares of Nations Reserves
                                                             Money Market Funds (on or after October 1,
                                                             1999)
                                                             You won't pay a CDSC on the shares you're
                                                             exchanging.
                                                             You can exchange your Investor C Shares for:
                                                             o Investor C Shares of any other Nations Fund,
                                                             except Nations Funds Money Market Funds
                                                             o Daily Shares of Nations Funds Money Market
                                                             Funds (before October 1, 1999)
                                                             o Investor C Shares of Nations Reserves
                                                             Money Market Funds (on or after October 1,
                                                             1999)
                                                             If you received Investor C Shares of a Fund from
                                                             an exchange of Investor A Shares of a Managed
                                                             Index Fund, you can also exchange these
                                                             shares for Investor A Shares of an Index Fund.
                                                             You won't pay a CDSC on the shares you're
                                                             exchanging.
                      o minimum $25 per exchange              This feature is not available for Investor B
                                                             Shares. You must already have an investment
                                                             in the Funds you want to exchange. You can
                                                             make exchanges monthly or quarterly.

[GRAPHIC]    A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE)
             IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON
             THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES
             EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

             THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL
             HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

 HOW SHARES ARE PRICED
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 VALUING SECURITIES IN A FUND
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

 HOW ORDERS ARE PROCESSED
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

 TELEPHONE ORDERS
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

     Here's how telephone orders work:

      o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

      o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

      o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

      o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]
             THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

             THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

[GRAPHIC]    BUYING SHARES

        Here are some general rules for buying shares:

           o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

           o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

           o Selling agents are responsible for sending orders to us and ensuring we your money on time.

           o Shares you buy are recorded on the books of the Fund. We don't issue certificates unless you ask for them in writing, and we don't issue certificates for fractions of shares.

     MINIMUM INITIAL INVESTMENT
        The minimum initial amount you can buy is usually $1,000.

        If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

            o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

            o $100 using our Systematic Investment Plan

     MINIMUM ADDITIONAL INVESTMENT

        You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.
     SYSTEMATIC INVESTMENT PLAN

 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

         o You can buy shares twice a month, monthly or quarterly.

         o You can choose to have us transfer your money on or about the 15th or the last day of the month.

         o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[GRAPHIC]    FOR MORE INFORMATION
             ABOUT TELEPHONE ORDERS,
             SEE PAGE 106.

[GRAPHIC]    SELLING SHARES

        Here are some general rules for selling shares:

            o We'll deduct any CDSC from the amount you're selling and send you the balance.

            o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, First Data or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

            o If you're selling your shares directly through us, we'll send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

            o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

            o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared.

            o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to First Data. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

            o Under certain circumstances allowed under the Investment Company
              Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares, or delay payment of the sale proceeds for up to seven days.

        We may sell your shares:

            o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

            o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

            o under certain other circumstances allowed under the 1940 Act

[GRAPHIC]    YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND
             POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS
             PROSPECTUS CAREFULLY.

 AUTOMATIC WITHDRAWAL PLAN
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

           o Your account balance must be at least $10,000 to set up the plan.

           o If you set up the plan after you've opened your account, your signature must be guaranteed.

           o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

           o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

           o We'll send you a check or deposit the money directly to your bank account.

           o You can cancel the plan by giving your selling agent or us 30 days notice in writing.

 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]    EXCHANGING SHARES

        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

        Here's how exchanges work:

            o You must exchange at least $1,000, or $25 if you use our Automatic
              Exchange Feature.

            o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

            o You may only make an exchange into a Fund that is legally sold in your state of residence.

            o You generally may only make an exchange into a Fund that is accepting investments.

            o We may limit the number of exchanges you can make within a specified period of time.

            o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

            o You cannot exchange any shares you own in certificate form until
              First Data has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES
        You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.

        Here are some rules for exchanging Investor A Shares:

           o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

           o You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

           o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted later on when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.

     EXCHANGING INVESTOR B SHARES
        You can exchange Investor B Shares of a Fund for:

      o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds

      o Investor C Shares of Nations Funds Money Market Funds (before October 1, 1999)

      o Investor B Shares of Nations Reserves Money Market Funds (on or after October 1, 1999)

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Investor C Shares of a Nations Funds Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES

        You can exchange Investor C Shares of a Fund for:

      o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

      o Daily Shares of Nations Funds Money Market Funds (before October 1,
        1999)

      o Investor C Shares of Nations Reserves Money Market Funds (on or after October 1, 1999)

        If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

 AUTOMATIC EXCHANGE FEATURE
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

     Here's how automatic exchanges work:

    o Send your request to First Data in writing or call 1.800.321.7854.

    o You must already have an investment in the Funds you want to exchange.


    o You can choose to have us transfer your money on or about the 15th or the last day of the month.

    o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]    THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU
             IS ALSO SOMETIMES REFERRED AS TO AS A SELLING AGENT.

             THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

             YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

[GRAPHIC]

         How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

     COMMISSIONS

 Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

    o up to 4.25% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

    o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

    o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

     DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distributions and shareholder and servicing plans.

     The amount of the fee depends on the class of shares you own:

                                       Maximum annual distribution (12b-1)
                                         and shareholder servicing fees
                                  (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and shareholder servicing fee
 Investor B Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee


 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

     OTHER COMPENSATION

     Selling and servicing agents may also receive:

     o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

     o additional amounts on all sales of shares:

     o up to 1.00% of the offering price per share of Investor A Shares

     o up to 1.00% of the net asset value per share of Investor B Shares

     o up to 1.00% of the net asset value per share of Investor C Shares

     o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

 BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

[GRAPHIC]     THE POWER OF COMPOUNDING

             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

[GRAPHIC]    Distributions and taxes

     ABOUT DISTRIBUTIONS
     A mutual fund can make money two ways:

     o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

     o A fund can also have CAPITAL GAIN if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain at least once a year. The Funds declare distributions of net investment income daily and pay them monthly.

 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which may be subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]    THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY
             AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A
             SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR
             OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE
             AND LOCAL TAXES THAT MAY APPLY.

[GRAPHIC]    FOR MORE INFORMATION ABOUT
             TAXES, PLEASE SEE THE SAI.

 HOW TAXES AFFECT YOUR INVESTMENT
 Distributions that come from a Fund's tax-exempt interest income are generally free from federal income tax. These distributions are generally not subject to state income tax (or other applicable state tax, like the Florida intangible personal property tax) if a Fund primarily invests in securities from that state and its subdivisions. For example, you generally won't be subject to California state personal income tax on distributions that come from Nations California Municipal Bond Fund's investments in California state and municipal debt obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to the federal alternative minimum tax. Texas doesn't impose state income tax.

 Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable income and any net short-term capital gain (generally the excess of net short-term capital gain over net long-term capital loss) generally are taxable to you as ordinary income. Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain. Corporate shareholders will not be able to deduct any distributions from a Fund when determining their taxable income.

 In general, any taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 WITHHOLDING TAX
 We're required by federal law to withhold tax of 31% on any taxable distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:

     o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

     o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

     o the IRS informs us that you're otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.

 TAXATION OF REDEMPTIONS AND EXCHANGES
 Your redemptions (including redemptions "in kind") and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]    Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Financial Highlights for Investor C Shares of Nations California Municipal Bond Fund are not provided because this class of shares had not yet commenced operations during the period indicated. Please see the back cover to find out how you can get a copy.

NATIONS CALIFORNIA MUNICIPAL
BOND FUND (SUCCESSOR TO THE PACIFIC HORIZON CALIFORNIA MUNICIPAL BOND FUND)
                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


INVESTOR A SHARES*                                   PERIOD ENDED           YEAR ENDED
                                                       05/14/99             02/28/99(D)
 OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 7.60               $ 7.64
Net investment income                              0.07                 0.34
 Net realized and unrealized gain (loss) on
 investments                                      (0.10)                0.10
Net increase in net asset value from operations   (0.03)                0.44
 DISTRIBUTIONS:
Dividends from net investment income              (0.07)               (0.34)
Distributions from net realized capital gains        --                (0.14)
 Total dividends and distributions                (0.07)               (0.48)
Net asset value, end of period                    $ 7.50               $ 7.60
 TOTAL RETURN (EXCLUDES SALES CHARGE)             (0.42)%(c)            5.94%
================================================= ========             =======
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)            $  206               $  219
 Ratio of expenses to average net assets           0.93%(b)             0.93%
Ratio of net investment income to average net
 assets                                            4.40%(b)             4.42%
 Ratio of expenses to average net assets**         0.96%(b)             0.93%(e)****
Ratio of net investment income to average net
 assets**                                          4.37%(b)             4.42%(e)****
 Portfolio turnover rate                              1%(c)               42%

INVESTOR A SHARES*                                   YEAR ENDED       YEAR ENDED       YEAR ENDED     YEAR ENDED  YEAR ENDED
                                                      02/28/98        02/28/97(A)       02/29/96       02/28/95    02/28/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 7.35           $ 7.45           $ 7.12          $ 7.49      $ 7.51
Net investment income                               0.35             0.36             0.37            0.38        0.38
 Net realized and unrealized gain (loss) on
 investments                                        0.29             (0.05)           0.33            (0.37)      0.04
Net increase in net asset value from operations     0.64             0.31             0.70            0.01        0.42
 DISTRIBUTIONS:
Dividends from net investment income                (0.35)           (0.36)           (0.37)          (0.38)      (0.38)
Distributions from net realized capital gains          --            (0.05)              --              --       (0.06)
 Total dividends and distributions                  (0.35)           (0.41)           (0.37)          (0.38)      (0.44)
Net asset value, end of period                     $ 7.64           $ 7.35           $ 7.45          $ 7.12      $ 7.49
 TOTAL RETURN (EXCLUDES SALES CHARGE)               9.18  %          4.29  %         10.12  %          0.36%       5.65%
=================================================  ========         ========         ========        =======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)             $   214          $   221          $   221         $  195      $  245
 Ratio of expenses to average net assets            0.90  %          0.90  %          0.94  %          0.95%       0.96%
Ratio of net investment income to average net
 assets                                             4.74  %          4.88  %          5.11  %          5.43%       4.96%
 Ratio of expenses to average net assets**           1.06%***         1.10%***         1.14%***        1.15%       1.11%
Ratio of net investment income to average net
 assets**                                           4.58  %          4.68  %          4.91  %          5.23%       4.81%
 Portfolio turnover rate                               28%              34%              57%             20%         15%


                           * Investor A Shares of Nations California Municipal Bond Fund were formerly A Shares of the Pacific Horizon California Municipal Bond Fund.
                           ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
                           *** During the years ended February 28, 1998 and 1997 and February 29, 1996, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
                           **** Fees paid to third parties had no effect on the ratios.
                           (a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
                           (b) Annualized.
                           (c) Not annualized.
                           (d) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
                           (e) There were no fee waivers or expense reimbursements during the year.

NATIONS CALIFORNIA MUNICIPAL
BOND FUND (SUCCESSOR TO THE PACIFIC HORIZON CALIFORNIA MUNICIPAL BOND FUND)
                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


INVESTOR B SHARES*                                    PERIOD ENDED              PERIOD ENDED
                                                        05/14/99               02/28/99(A)(B)
 Net asset value, beginning of period               $ 7.61                  $ 7.61
Net investment income                                0.06                    0.16
 Net realized and unrealized gain (loss) on
 investments                                        (0.10)                   0.14
Net increase (decrease) in net asset value from
 operations                                         (0.04)                   0.30
 DISTRIBUTIONS:
Dividends from net investment income                (0.06)                  (0.16)
Distributions from net realized capital gains          --                   (0.14)
 Total dividends and distributions                  (0.06)                  (0.30)
Net asset value, end of period                      $ 7.51                  $ 7.61
 TOTAL RETURN (EXCLUDES SALES CHARGE)               (0.57)%(e)               4.09  %(e)
================================================    =======                 ======
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)              $    3                  $    2
 Ratio of expenses to average net assets             1.66%(d)                1.70  %(c)(d)
Ratio of net investment income to average net
 assets                                              3.63%(d)                3.67  %(c)(d)
 Ratio of expenses to average net assets**           1.69%(d)                1.71%***(c)(d)
Ratio of net investment income to average net
 assets**                                            3.60%(d)                3.67%***(c)(d)
 Portfolio turnover rate                                1%(e)                  42%


                           * Investor B Shares of Nations California Municipal Bond Fund were formerly B Shares of the Pacific Horizon California Municipal Bond Fund.
                           ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
                           *** During the period ended February 28, 1999, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
                           (a) Period from July 15, 1998 (inception date) to February 28, 1999.
                           (b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
                           (c) There were no fee waivers or expense reimbursements during the year.
                           (d) Annualized.
                           (e) Not annualized.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR ENDED    YEAR ENDED       YEAR ENDED
INVESTOR A SHARES                                      03/31/99      03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.77    $ 10.40          $ 10.46
Net investment income                                   0.48       0.48             0.47
 Net realized and unrealized gain/(loss) on
 investments                                            0.02       0.37           ( 0.06)
Net increase/(decrease) in net asset value from
 operations                                             0.50       0.85             0.41
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.48)   ( 0.48)          ( 0.47)
Distributions from net realized capital gains              --       --               --
 Total dividends and distributions                     ( 0.48)   ( 0.48)          ( 0.47)
Net asset value, end of period                        $ 10.79    $ 10.77          $ 10.40
 TOTAL RETURN++                                          4.74%     8.34%            4.01%
====================================================  =======    =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $12,783    $7,205           $2,142
 Ratio of operating expenses to average net assets       0.70%     0.70%(a)         0.70%(a)
Ratio of net investment income to average net
 assets                                                  4.45%     4.54%            4.52%
 Portfolio turnover rate                                   14%      13%              16%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.97%     0.96%            1.01%

INVESTOR A SHARES                                       PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                         03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.63            $  9.61          $ 10.50
Net investment income                                  0.16               0.46             0.43
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.17)              1.02           ( 0.88)
Net increase/(decrease) in net asset value from
 operations                                          ( 0.01)              1.48           ( 0.45)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.16)            ( 0.46)          ( 0.43)#
Distributions from net realized capital gains           --                 --            ( 0.01)
 Total dividends and distributions                   ( 0.16)            ( 0.46)          ( 0.44)
Net asset value, end of period                       $ 10.46            $ 10.63          $  9.61
 TOTAL RETURN++                                      ( 0.13)%            15.68%          ( 4.43)%
==================================================== =======            =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $2,029             $2,292           $2,114
 Ratio of operating expenses to average net assets     0.70%+(a)          0.75%(a)         0.73%(a)
Ratio of net investment income to average net
 assets                                                4.46%+             4.50%            4.26%
 Portfolio turnover rate                                18%                27%              34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.06%+             1.01%            0.94%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR ENDED    YEAR ENDED       YEAR ENDED
INVESTOR B SHARES                                      03/31/99      03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.77     $ 10.40          $ 10.46
Net investment income                                  0.42        0.43             0.44
 Net realized and unrealized gain/(loss) on
 investments                                           0.02        0.37           ( 0.06)
Net increase/(decrease) in net asset value from
 operations                                            0.44        0.80             0.38
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.42)     ( 0.43)          ( 0.44)
Distributions from net realized capital gains            --         --               --
 Total dividends and distributions                   ( 0.42)     ( 0.43)          ( 0.44)
Net asset value, end of period                       $ 10.79     $ 10.77          $ 10.40
 TOTAL RETURN++                                        4.11%       7.80%            3.70%
==================================================== =======     =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $5,090      $3,606           $3,488
 Ratio of operating expenses to average net assets     1.30%       1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.85%       4.04%            4.22%
 Portfolio turnover rate                                 14%        13%              16%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.72%       1.46%            1.31%

INVESTOR B SHARES                                       PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                         03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.63            $  9.61          $ 10.50
Net investment income                                  0.15               0.43             0.40
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.17)              1.02           ( 0.88)
Net increase/(decrease) in net asset value from
 operations                                          ( 0.02)              1.45           ( 0.48)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.15)            ( 0.43)          ( 0.40)#
Distributions from net realized capital gains           --                 --            ( 0.01)
 Total dividends and distributions                   ( 0.15)            ( 0.43)          ( 0.41)
Net asset value, end of period                       $ 10.46            $ 10.63          $  9.61
 TOTAL RETURN++                                      ( 0.23)%            15.34%          ( 4.73)%
==================================================== =======            =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $4,001             $4,775           $4,691
 Ratio of operating expenses to average net assets     1.00%+(a)          1.05%(a)         1.05%(a)
Ratio of net investment income to average net
 assets                                                4.16%+             4.20%            3.94%
 Portfolio turnover rate                                18%                27%              34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.36%+             1.31%            1.26%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



INVESTOR C SHARES                                     YEAR ENDED    YEAR ENDED       YEAR ENDED
                                                       03/31/99     03/31/98(C)       03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.77     $ 10.40          $ 10.46
Net investment income                                  0.41        0.43             0.44
 Net realized and unrealized gain/(loss) on
 investments                                           0.03        0.37           ( 0.06)
Net increase/(decrease) in net asset value from
 operations                                            0.44        0.80             0.38
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.42)     ( 0.43)          ( 0.44)
Distributions from net realized capital gains            --         --               --
 Total dividends and distributions                   ( 0.42)     ( 0.43)          ( 0.44)
Net asset value, end of period                       $ 10.79     $ 10.77          $ 10.40
 TOTAL RETURN++                                        4.10%       7.80%            3.71%
==================================================== =======     =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $1,416      $  188           $  272
 Ratio of operating expenses to average net assets     1.36%       1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.79%       4.04%            4.22%
 Portfolio turnover rate                                 14%        13%              16%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.72%       1.46%            1.31%

INVESTOR C SHARES                                       PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                         03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.63            $  9.61          $ 10.50
Net investment income                                  0.15               0.43             0.39
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.17)              1.02           ( 0.88)
Net increase/(decrease) in net asset value from
 operations                                          ( 0.02)              1.45           ( 0.49)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.15)            ( 0.43)          ( 0.39)#
Distributions from net realized capital gains           --                 --            ( 0.01)
 Total dividends and distributions                   ( 0.15)            ( 0.43)          ( 0.40)
Net asset value, end of period                       $ 10.46            $ 10.63          $  9.61
 TOTAL RETURN++                                      ( 0.23)%            15.34%          ( 4.81)%
==================================================== =======            =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  275             $  277           $  614
 Ratio of operating expenses to average net assets     1.00%+(a)          1.05%(a)         1.13%(a)
Ratio of net investment income to average net
 assets                                                4.16%+             4.20%            3.86%
 Portfolio turnover rate                                18%                27%              34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.36%+             1.31%            1.34%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.


                           (c) Per share net investment income has been calculated using the monthly average share method.

NATIONS FLORIDA MUNICIPAL BOND
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                       YEAR ENDED       YEAR ENDED       YEAR ENDED
INVESTOR A SHARES                                       03/31/99         03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 9.99           $ 9.48           $ 9.47
Net investment income                                0.46             0.46             0.46
 Net realized and unrealized gain/(loss) on
 investments                                         0.00             0.51             0.01
Net increase/(decrease) in net asset value from
 operations                                          0.46             0.97             0.47
 DISTRIBUTIONS:
Dividends from net investment income                (0.46)           (0.46)           (0.46)
 Net asset value, end of period                     $ 9.99           $ 9.99           $ 9.48
TOTAL RETURN++                                       4.69%           10.38%            5.09%
=================================================== =======          =======          =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $65,373          $2,027           $1,781
Ratio of operating expenses to average net assets    0.80%(a)         0.80%(a)         0.80%(a)
 Ratio of net investment income to average net
 assets                                              4.60%            4.65%            4.87%
Portfolio turnover rate                                16%              19%              23%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.10%            1.10%            1.13%

INVESTOR A SHARES                                      PERIOD ENDED       YEAR ENDED        PERIOD ENDED
                                                        03/31/96(B)        11/30/95          11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 9.76             $ 8.40           $  9.98
Net investment income                                0.15               0.49              0.47
 Net realized and unrealized gain/(loss) on
 investments                                        (0.29)              1.36            ( 1.58)
Net increase/(decrease) in net asset value from
 operations                                         (0.14)              1.85            ( 1.11)
 DISTRIBUTIONS:
Dividends from net investment income                (0.15)             (0.49)           ( 0.47)
 Net asset value, end of period                     $ 9.47             $ 9.76           $  8.40
TOTAL RETURN++                                      (1.40)%            22.45%           (11.35)%
=================================================== =======            =======          ========
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $1,836             $1,787           $ 1,024
Ratio of operating expenses to average net assets    0.80%+(a)          0.59%(a)          0.39%+(a)
 Ratio of net investment income to average net
 assets                                              4.83%+             5.24%             5.37%+
Portfolio turnover rate                                 7%                13%               46%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.16%+             1.15%             1.09%+


                           * Nations Florida Municipal Bond Fund Investor A Shares commenced operations on December 10, 1993.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS FLORIDA MUNICIPAL BOND
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                        YEAR ENDED       YEAR ENDED       YEAR ENDED
INVESTOR B SHARES                                        03/31/99         03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.99           $ 9.48           $ 9.47
Net investment income                                 0.40             0.40             0.41
 Net realized and unrealized gain/(loss) on
 investments                                          0.00             0.51             0.01
Net increase/(decrease) in net asset value from
 operations                                           0.40             0.91             0.42
 DISTRIBUTIONS:
Dividends from net investment income                 (0.40)           (0.40)           (0.41)
Net asset value, end of period                       $ 9.99           $ 9.99           $ 9.48
 TOTAL RETURN++                                       4.01%            9.71%            4.52%
==================================================== =======          =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $15,435          $17,048          $19,751
 Ratio of operating expenses to average net assets    1.45%(a)         1.42%(a)         1.35%(a)
Ratio of net investment income to average net
 assets                                               3.95%            4.03%            4.32%
 Portfolio turnover rate                                16%              19%              23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.85%            1.72%            1.68%

INVESTOR B SHARES                                       PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                         03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.76             $ 8.40           $ 9.73
Net investment income                                 0.14               0.44             0.45
 Net realized and unrealized gain/(loss) on
 investments                                         (0.29)              1.36            (1.33)
Net increase/(decrease) in net asset value from
 operations                                          (0.15)              1.80            (0.88)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.14)             (0.44)           (0.45)
Net asset value, end of period                       $ 9.47             $ 9.76           $ 8.40
 TOTAL RETURN++                                      (1.58)%            21.78%           (9.37)%
==================================================== ========           =======          ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $23,947            $25,398          $19,868
 Ratio of operating expenses to average net assets    1.35%+(a)          1.14%(a)         0.96%(a)
Ratio of net investment income to average net
 assets                                               4.28%+             4.69%            4.80%
 Portfolio turnover rate                                 7%                13%              46%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.71%+             1.70%            1.66%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS FLORIDA MUNICIPAL BOND
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

INVESTOR C SHARES                                       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                        03/31/99(C)      03/31/98(C)       03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.99           $ 9.48           $ 9.47
Net investment income                                 0.37             0.41             0.44
 Net realized and unrealized gain/(loss) on
 investments                                          0.03             0.51             0.01
Net increase/(decrease) in net asset value from
 operations                                           0.40             0.92             0.45
 DISTRIBUTIONS:
Dividends from net investment income                 (0.40)           (0.41)           (0.44)
Net asset value, end of period                       $ 9.99           $ 9.99           $ 9.48
 TOTAL RETURN++                                       4.01%            9.83%            4.78%
==================================================== =======          =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   23           $    3           $   40
 Ratio of operating expenses to average net assets    1.53%(a)         1.33%(a)         1.10%(a)
Ratio of net investment income to average net
 assets                                               3.87%            4.12%            4.57%
 Portfolio turnover rate                                16%              19%              23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.85%            1.63%            1.43%

INVESTOR C SHARES                                       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                                                         03/31/96(B)        11/30/95          11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.76             $ 8.40           $ 8.47
Net investment income                                 0.14               0.44             0.03
 Net realized and unrealized gain/(loss) on
 investments                                         (0.29)              1.36            (0.07)
Net increase/(decrease) in net asset value from
 operations                                          (0.15)              1.80            (0.04)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.14)             (0.44)           (0.03)
Net asset value, end of period                       $ 9.47             $ 9.76           $ 8.40
 TOTAL RETURN++                                      (1.52)%            21.80%           (0.43)%
==================================================== =======            =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   38             $   38           $    2
 Ratio of operating expenses to average net assets    1.15%+(a)          1.14%(a)         0.96%+(a)
Ratio of net investment income to average net
 assets                                               4.48%+             4.69%            4.80%+
 Portfolio turnover rate                                 7%                13%              46%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.51%+             1.70%            1.66%+

                           * Nations Florida Municipal Bond Fund Investor C Shares commenced operations on November 3, 1994. + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                       YEAR ENDED    YEAR ENDED
INVESTOR A SHARES                                       03/31/99      03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 10.92      $ 10.58
Net investment income                                     0.47          0.47
 Net realized and unrealized gain/(loss) on
 investments                                              0.06          0.38
Net increase/(decrease) in net asset value from
 operations                                               0.53          0.85
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.47)       ( 0.47)
Distributions from net realized capital gains           ( 0.04)       ( 0.04)
 Total dividends and distributions                      ( 0.51)       ( 0.51)
Net asset value, end of period                          $ 10.94      $ 10.92
 TOTAL RETURN++                                           4.99%         8.24%
====================================================    =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $19,674      $ 9,446
 Ratio of operating expenses to average net assets        0.70%         0.70%
Ratio of operating expenses to average net assets
 including interest expense                                   (a)           (a)
 Ratio of net investment income to average net
 assets                                                   4.31%         4.34%
Portfolio turnover rate                                     14%           25%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.98%         0.95%

INVESTOR A SHARES                                      YEAR ENDED   PERIOD ENDED  YEAR ENDED  YEAR ENDED
                                                        03/31/97    03/31/96(B)    11/30/95    11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 10.63       $  10.81      $  9.82    $ 10.82
Net investment income                                     0.48           0.16        0.48       0.47
 Net realized and unrealized gain/(loss) on
 investments                                            ( 0.05)        ( 0.18)       0.99     ( 0.98)
Net increase/(decrease) in net asset value from
 operations                                               0.43         ( 0.02)       1.47     ( 0.51)
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.48)        ( 0.16)     ( 0.48)    ( 0.47)#
Distributions from net realized capital gains               --             --          --     ( 0.02)
 Total dividends and distributions                      ( 0.48)        ( 0.16)     ( 0.48)    ( 0.49)
Net asset value, end of period                         $ 10.58       $  10.63      $ 10.81    $  9.82
 TOTAL RETURN++                                           4.12%        ( 0.19)%     15.20%    ( 4.87)%
====================================================   =======       ========      =======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $ 8,810       $  8,625      $9,175     $10,401
 Ratio of operating expenses to average net assets        0.70%          0.70%+      0.75%      0.72%
Ratio of operating expenses to average net assets
 including interest expense                                   (a)            (a)         (a)    0.73%
 Ratio of net investment income to average net
 assets                                                   4.52%          4.47%+      4.56%      4.56%
Portfolio turnover rate                                      9%             3%         17%        22%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.00%          1.03%+      1.00%      0.93%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                       YEAR ENDED    YEAR ENDED
INVESTOR B SHARES                                       03/31/99      03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 10.92       $ 10.58
Net investment income                                     0.41          0.42
 Net realized and unrealized gain/(loss) on
 investments                                              0.06          0.38
Net increase/(decrease) in net asset value from
 operations                                               0.47          0.80
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.41)       ( 0.42)
Distributions from net realized capital gains           ( 0.04)       ( 0.04)
 Total dividends and distributions                      ( 0.45)       ( 0.46)
Net asset value, end of period                         $ 10.94       $ 10.92
 TOTAL RETURN++                                           4.37%         7.70%
====================================================   =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $ 8,310       $ 7,378
 Ratio of operating expenses to average net assets        1.30%         1.20%
Ratio of operating expenses to average net assets
 including interest expense                                   (a)           (a)
 Ratio of net investment income to average net
 assets                                                   3.71%         3.84%
Portfolio turnover rate                                     14%           25%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimburements             1.73%         1.45%

INVESTOR B SHARES                                      YEAR ENDED   PERIOD ENDED  YEAR ENDED  YEAR ENDED
                                                        03/31/97    03/31/96(B)    11/30/95    11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 10.63       $  10.81      $  9.82   $ 10.82
Net investment income                                     0.45           0.15        0.45      0.44
 Net realized and unrealized gain/(loss) on
 investments                                            ( 0.05)        ( 0.18)       0.99    ( 0.98)
Net increase/(decrease) in net asset value from
 operations                                               0.40         ( 0.03)       1.44    ( 0.54)
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.45)        ( 0.15)     ( 0.45)   ( 0.44)#
Distributions from net realized capital gains               --             --          --    ( 0.02)
 Total dividends and distributions                      ( 0.45)        ( 0.15)     ( 0.45)   ( 0.46)
Net asset value, end of period                         $ 10.58       $  10.63      $ 10.81   $  9.82
 TOTAL RETURN++                                           3.81%        ( 0.29)%     14.85%   ( 5.17)%
====================================================   =======       ========      =======   =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $ 7,601       $  8,098      $8,160    $7,269
 Ratio of operating expenses to average net assets        1.00%          1.00%+      1.05%     1.04%
Ratio of operating expenses to average net assets
 including interest expense                                   (a)            (a)         (a)   1.05%
 Ratio of net investment income to average net
 assets                                                   4.22%          4.17%+      4.26%     4.24%
Portfolio turnover rate                                      9%             3%         17%      22%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimburements             1.30%          1.33%+      1.30%     1.25%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

INVESTOR C SHARES                                      YEAR ENDED    YEAR ENDED
                                                        03/31/99    03/31/98(C)
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.92       $ 10.58
Net investment income                                   0.41          0.42
 Net realized and unrealized gain/(loss) on
 investments                                            0.05          0.38
Net increase/(decrease) in net asset value from
 operations                                             0.46          0.80
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.40)       ( 0.42)
Distributions from net realized capital gains         ( 0.04)       ( 0.04)
 Total dividends and distributions                    ( 0.44)       ( 0.46)
Net asset value, end of period                        $ 10.94       $ 10.92
 TOTAL RETURN++                                         4.35%         7.70%
====================================================  =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $  886        $1,034
 Ratio of operating expenses to average net assets      1.31%         1.20%
Ratio of operating expenses to average net assets
 including interest expense                                (a)           (a)
 Ratio of net investment income to average net
 assets                                                 3.70%         3.84%
Portfolio turnover rate                                  14%           25%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.73%         1.45%

INVESTOR C SHARES                                      YEAR ENDED   PERIOD ENDED  YEAR ENDED  YEAR ENDED
                                                        03/31/97    03/31/96(B)    11/30/95    11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.63      $ 10.81         $  9.82   $ 10.82
Net investment income                                   0.45         0.15            0.45      0.43
 Net realized and unrealized gain/(loss) on
 investments                                          ( 0.05)      ( 0.18)           0.99    ( 0.98)
Net increase/(decrease) in net asset value from
 operations                                             0.40       ( 0.03)           1.44    ( 0.55)
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.45)      ( 0.15)         ( 0.45)   ( 0.43)#
Distributions from net realized capital gains            --           --              --     ( 0.02)
 Total dividends and distributions                    ( 0.45)      ( 0.15)         ( 0.45)   ( 0.45)
Net asset value, end of period                        $ 10.58      $ 10.63         $ 10.81   $  9.82
 TOTAL RETURN++                                         3.81%      ( 0.29)%         14.85%   ( 5.25)%
====================================================  =======      =======         =======   =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $1,983       $2,445          $2,606    $2,397
 Ratio of operating expenses to average net assets      1.00%        1.00%+          1.05%     1.12%
Ratio of operating expenses to average net assets
 including interest expense                                (a)          (a)             (a)    1.13%
 Ratio of net investment income to average net
 assets                                                 4.22%        4.17%+          4.26%     4.16%
Portfolio turnover rate                                   9%           3%             17%       22%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.30%        1.33%+          1.30%     1.33%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.

NATIONS GEORGIA MUNICIPAL BOND
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR ENDED    YEAR ENDED       YEAR ENDED
INVESTOR A SHARES                                      03/31/99      03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.00     $  9.50          $ 9.48
Net investment income                                  0.44        0.45            0.45
 Net realized and unrealized gain/(loss) on
 investments                                           0.12        0.50            0.02
Net increase/(decrease) in net asset value from
 operations                                            0.56        0.95            0.47
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.44)     ( 0.45)          (0.45)
Net asset value, end of period                       $ 10.12     $ 10.00          $ 9.50
 TOTAL RETURN++                                        5.68%      10.22%           5.05%
==================================================== =======     =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $2,611      $  483           $  208
 Ratio of operating expenses to average net assets     0.80%       0.80%(a)        0.80%(a)
Ratio of net investment income to average net
 assets                                                4.33%       4.62%           4.76%
 Portfolio turnover rate                                 17%        30%              19%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.43%       1.22%           1.25%

INVESTOR A SHARES                                       PERIOD ENDED       YEAR ENDED        PERIOD ENDED
                                                         03/31/96(B)        11/30/95          11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.72             $ 8.38           $  9.99
Net investment income                                 0.14               0.49              0.47
 Net realized and unrealized gain/(loss) on
 investments                                         (0.24)              1.34            ( 1.61)
Net increase/(decrease) in net asset value from
 operations                                          (0.10)              1.83            ( 1.14)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.14)             (0.49)           ( 0.47)
Net asset value, end of period                       $ 9.48             $ 9.72           $  8.38
 TOTAL RETURN++                                      (1.08)%            22.25%           (11.71)%
==================================================== =======            =======          ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    7             $    7           $     6
 Ratio of operating expenses to average net assets    0.80%+(a)          0.60%(a)          0.39%+(a)
Ratio of net investment income to average net
 assets                                               4.76%+             5.22%             5.42%+
 Portfolio turnover rate                                 7%                26%               35%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.34%+             1.29%             1.22%+


                           * Nations Georgia Municipal Bond Fund Investor A Shares commenced operations on December 30, 1993.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS GEORGIA MUNICIPAL BOND
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR ENDED    YEAR ENDED       YEAR ENDED
INVESTOR B SHARES                                      03/31/99      03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.00    $  9.50          $ 9.48
Net investment income                                   0.37       0.39            0.40
 Net realized and unrealized gain/(loss) on
 investments                                            0.12       0.50            0.02
Net increase/(decrease) in net asset value from
 operations                                             0.49       0.89            0.42
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.37)   ( 0.39)          (0.40)
Net asset value, end of period                        $ 10.12    $ 10.00          $ 9.50
 TOTAL RETURN++                                          5.00%     9.54%           4.50%
====================================================  =======    =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $11,348    $10,052          $10,182
 Ratio of operating expenses to average net assets       1.45%     1.42%(a)        1.35%(a)
Ratio of net investment income to average net
 assets                                                  3.68%     4.00%           4.21%
 Portfolio turnover rate                                   17%      30%              19%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.18%     1.84%           1.80%

INVESTOR B SHARES                                       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                                         03/31/96(B)        11/30/95          11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.72             $ 8.38           $  9.81
Net investment income                                 0.14               0.44              0.45
 Net realized and unrealized gain/(loss) on
 investments                                         (0.24)              1.34            ( 1.43)
Net increase/(decrease) in net asset value from
 operations                                          (0.10)              1.78            ( 0.98)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.14)             (0.44)           ( 0.45)
Net asset value, end of period                       $ 9.48             $ 9.72           $  8.38
 TOTAL RETURN++                                      (1.09)%            21.58%           (10.28)%
==================================================== ========           =======          ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $12,254            $13,017          $ 9,500
 Ratio of operating expenses to average net assets    1.35%+(a)          1.15%(a)          0.96%(a)
Ratio of net investment income to average net
 assets                                               4.21%+             4.67%             4.85%
 Portfolio turnover rate                                 7%                26%               35%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.89%+             1.84%             1.79%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS GEORGIA MUNICIPAL BOND
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

INVESTOR C SHARES                                     YEAR ENDED    YEAR ENDED       YEAR ENDED
                                                       03/31/99     03/31/98(C)       03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.00     $  9.50          $ 9.48
Net investment income                                  0.37        0.40            0.42
 Net realized and unrealized gain/(loss) on
 investments                                           0.12        0.50            0.02
Net increase/(decrease) in net asset value from
 operations                                            0.49        0.90            0.44
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.37)     ( 0.40)          (0.42)
Net asset value, end of period                       $ 10.12     $ 10.00          $ 9.50
 TOTAL RETURN++                                        4.97%       9.64%           4.77%
==================================================== =======     =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    3      $   27           $   72
 Ratio of operating expenses to average net assets     1.49%       1.33%(a)        1.10%(a)
Ratio of net investment income to average net
 assets                                                3.64%       4.09%           4.46%
 Portfolio turnover rate                                 17%        30%              19%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.18%       1.75%           1.55%

INVESTOR C SHARES                                       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                                                         03/31/96(B)        11/30/95          11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.72             $ 8.38           $ 8.45
Net investment income                                 0.14               0.44             0.03
 Net realized and unrealized gain/(loss) on
 investments                                         (0.24)              1.34            (0.07)
Net increase/(decrease) in net asset value from
 operations                                          (0.10)              1.78            (0.04)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.14)             (0.44)           (0.03)
Net asset value, end of period                       $ 9.48             $ 9.72           $ 8.38
 TOTAL RETURN++                                      (1.03)%            21.59%           (0.44)%
==================================================== =======            =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   69             $   69           $    2
 Ratio of operating expenses to average net assets    1.16%+(a)          1.15%(a)         0.96%+(a)
Ratio of net investment income to average net
 assets                                               4.40%+             4.67%            4.85%+
 Portfolio turnover rate                                 7%                26%              35%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.70%+             1.84%            1.79%+

                           * Nations Georgia Municipal Bond Fund Investor C Shares commenced operations on November 3, 1994. + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

                           (c) Per share net investment income has been calculated using the monthly average share method.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                   YEAR ENDED  YEAR ENDED    YEAR ENDED
INVESTOR A SHARES                                   03/31/99    03/31/98      03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 11.01     $ 10.70    $ 10.80
Net investment income                                0.48        0.49       0.48
 Net realized and unrealized gain/(loss) on
 investments                                         0.06        0.31     ( 0.10)
Net increase/(decrease) in net asset value from
 operations                                          0.54        0.80       0.38
 DISTRIBUTIONS:
Dividends from net investment income                ( 0.48)     ( 0.49)   ( 0.48)
Distributions from net realized capital gains           --          --       --
 Distributions in excess of net realized capital
 gains                                                  --          --       --
Total dividends and distributions                   ( 0.48)     ( 0.49)   ( 0.48)
 Net asset value, end of period                    $ 11.07     $ 11.01    $ 10.70
TOTAL RETURN++                                        4.96%       7.61%     3.62%
=================================================  =======     =======    =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $17,166     $15,558    $14,988
Ratio of operating expenses to average net
 assets                                               0.70%       0.70%     0.70%(a)
 Ratio of net investment income to average net
 assets                                               4.31%       4.43%     4.50%
Portfolio turnover rate                                 22%         12%      10%
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       0.99%       1.00%     0.98%

INVESTOR A SHARES                                    PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                      03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 10.95            $ 10.00          $ 11.09
Net investment income                               0.16               0.48             0.48
 Net realized and unrealized gain/(loss) on
 investments                                      ( 0.15)              0.98           ( 0.99)
Net increase/(decrease) in net asset value from
 operations                                         0.01               1.46           ( 0.51)
 DISTRIBUTIONS:
Dividends from net investment income              ( 0.16)            ( 0.48)          ( 0.48)
Distributions from net realized capital gains        --              ( 0.03)          ( 0.10)
 Distributions in excess of net realized capital
 gains                                               --                 --            ( 0.00)#
Total dividends and distributions                 ( 0.16)            ( 0.51)          ( 0.58)
 Net asset value, end of period                   $ 10.80            $ 10.95          $ 10.00
TOTAL RETURN++                                      0.09%             14.94%          ( 4.82)%
================================================= =======            =======          ========
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $19,456            $21,208          $22,145
Ratio of operating expenses to average net
 assets                                             0.70%+(a)          0.75%(a)         0.71%(a)
 Ratio of net investment income to average net
 assets                                             4.42%+             4.56%            4.55%
Portfolio turnover rate                               4%                11%              22%
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.01%+             1.00%            0.91%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                          YEAR ENDED  YEAR ENDED    YEAR ENDED
INVESTOR B SHARES                                          03/31/99    03/31/98      03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 11.01     $ 10.70     $ 10.80
Net investment income                                      0.41        0.43        0.45
 Net realized and unrealized gain/(loss) on
 investments                                               0.06        0.31      ( 0.10)
Net increase/(decrease) in net asset value from
 operations                                                0.47        0.74        0.35
 DISTRIBUTIONS:
Dividends from net investment income                     ( 0.41)     ( 0.43)     ( 0.45)
Distributions from net realized capital gains                --          --         --
 Distributions in excess of net realized capital gains       --          --         --
Total dividends and distributions                        ( 0.41)     ( 0.43)     ( 0.45)
 Net asset value, end of period                          $ 11.07     $ 11.01     $ 10.70
TOTAL RETURN++                                             4.33%       7.07%       3.31%
======================================================== =======     =======     =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $5,989      $4,804      $4,299
Ratio of operating expenses to average net assets          1.30%       1.20%       1.00%(a)
 Ratio of net investment income to average net
 assets                                                    3.71%       3.93%       4.20%
Portfolio turnover rate                                      22%         12%        10%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.74%       1.50%       1.28%

INVESTOR B SHARES                                           PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                             03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 10.95            $ 10.00          $ 11.09
Net investment income                                      0.15               0.45             0.45
 Net realized and unrealized gain/(loss) on
 investments                                             ( 0.15)              0.98           ( 0.99)
Net increase/(decrease) in net asset value from
 operations                                                0.00               1.43           ( 0.54)
 DISTRIBUTIONS:
Dividends from net investment income                     ( 0.15)            ( 0.45)          ( 0.45)
Distributions from net realized capital gains               --              ( 0.03)          ( 0.10)
 Distributions in excess of net realized capital gains      --                 --            ( 0.00)#
Total dividends and distributions                        ( 0.15)            ( 0.48)          ( 0.55)
 Net asset value, end of period                          $ 10.80            $ 10.95          $ 10.00
TOTAL RETURN++                                           ( 0.01)%            14.59%          ( 5.12)%
======================================================== =======            =======          =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $4,500             $4,485           $4,368
Ratio of operating expenses to average net assets          1.00%+(a)          1.05%(a)         1.03%(a)
 Ratio of net investment income to average net
 assets                                                    4.12%+             4.26%            4.23%
Portfolio turnover rate                                      4%                11%              22%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.31%+             1.30%            1.23%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                          YEAR ENDED  YEAR ENDED    YEAR ENDED
INVESTOR C SHARES                                          03/31/99    03/31/98      03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 11.01     $ 10.70     $ 10.80
Net investment income                                      0.41        0.43        0.45
 Net realized and unrealized gain/(loss) on
 investments                                               0.06        0.31      ( 0.10)
Net increase/(decrease) in net asset value from
 operations                                                0.47        0.74        0.35
 DISTRIBUTIONS:
Dividends from net investment income                     ( 0.41)     ( 0.43)     ( 0.45)
Distributions from net realized capital gains                --          --         --
 Distributions in excess of net realized capital gains       --          --         --
Total dividends and distributions                        ( 0.41)     ( 0.43)     ( 0.45)
 Net asset value, end of period                          $ 11.07     $ 11.01     $ 10.70
TOTAL RETURN++                                             4.31%       7.07%       3.31%
======================================================== =======     =======     =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  561      $  840      $2,017
Ratio of operating expenses to average net assets          1.32%       1.20%       1.00%(a)
 Ratio of net investment income to average net
 assets                                                    3.69%       3.93%       4.20%
Portfolio turnover rate                                      22%         12%        10%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.74%       1.50%       1.28%

INVESTOR C SHARES                                           PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                             03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 10.95            $ 10.00          $ 11.09
Net investment income                                      0.15               0.45             0.44
 Net realized and unrealized gain/(loss) on
 investments                                             ( 0.15)              0.98           ( 0.99)
Net increase/(decrease) in net asset value from
 operations                                                0.00               1.43           ( 0.55)
 DISTRIBUTIONS:
Dividends from net investment income                     ( 0.15)            ( 0.45)          ( 0.44)
Distributions from net realized capital gains               --              ( 0.03)          ( 0.10)
 Distributions in excess of net realized capital gains      --                 --            ( 0.00)#
Total dividends and distributions                        ( 0.15)            ( 0.48)          ( 0.54)
 Net asset value, end of period                          $ 10.80            $ 10.95          $ 10.00
TOTAL RETURN++                                           ( 0.01)%            14.59%          ( 5.20)%
======================================================== =======            =======          =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $2,900             $2,808           $2,570
Ratio of operating expenses to average net assets          1.00%+(a)          1.05%(a)         1.11%(a)
 Ratio of net investment income to average net
 assets                                                    4.12%+             4.26%            4.15%
Portfolio turnover rate                                      4%                11%              22%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.31%+             1.30%            1.31%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS MARYLAND MUNICIPAL BOND
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR ENDED  YEAR ENDED  YEAR ENDED
INVESTOR A SHARES                                      03/31/99    03/31/98    03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.94      $ 9.41      $ 9.39
Net investment income                                 0.41        0.43        0.44
 Net realized and unrealized gain/(loss) on
 investments                                          0.05        0.53        0.02
Net increase/(decrease) in net asset value from
 operations                                           0.46        0.96        0.46
 DISTRIBUTIONS:
Dividends from net investment income                 (0.41)       (0.43)      (0.44)
Distributions from net realized capital gains        (0.00)#         --          --
 Total dividends and distributions                   (0.41)       (0.43)      (0.44)
Net asset value, end of period                       $ 9.99      $ 9.94      $ 9.41
 TOTAL RETURN++                                       4.71%       10.40%       4.99%
==================================================== =======     =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $1,751      $1,902      $1,409
 Ratio of operating expenses to average net assets    0.80%        0.80%       0.80%
Ratio of net investment income to average net
 assets                                               4.09%        4.41%       4.68%
 Portfolio turnover rate                                22%          17%         18%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.32%        1.27%       1.32%

INVESTOR A SHARES                                     PERIOD ENDED  YEAR ENDED    YEAR ENDED
                                                      03/31/96(B)    11/30/95      11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.63        $ 8.37      $ 9.77
Net investment income                                 0.14          0.46        0.49
 Net realized and unrealized gain/(loss) on
 investments                                         (0.24)         1.26       (1.40)
Net increase/(decrease) in net asset value from
 operations                                          (0.10)         1.72       (0.91)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.14)         (0.46)     (0.49)
Distributions from net realized capital gains           --             --         --
 Total dividends and distributions                   (0.14)         (0.46)     (0.49)
Net asset value, end of period                       $ 9.39        $ 9.63      $ 8.37
 TOTAL RETURN++                                      (1.01)%        20.99%     (9.59)%
==================================================== =======       =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $1,086        $1,031      $    9
 Ratio of operating expenses to average net assets    0.80%+         0.60%      0.39%(a)
Ratio of net investment income to average net
 assets                                               4.52%+         4.94%      5.30%
 Portfolio turnover rate                                 7%            11%        39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.43%+         1.46%      1.48%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS MARYLAND MUNICIPAL BOND
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR ENDED  YEAR ENDED  YEAR ENDED
INVESTOR B SHARES                                      03/31/99    03/31/98    03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $  9.94     $ 9.41     $ 9.39
Net investment income                                   0.35        0.37      0.39
 Net realized and unrealized gain/(loss) on
 investments                                            0.05        0.53      0.02
Net increase/(decrease) in net asset value from
 operations                                             0.40        0.90      0.41
 DISTRIBUTIONS:
Dividends from net investment income                   (0.35)       (0.37)    (0.39)
Distributions from net realized capital gains          (0.00)#         --        --
 Total dividends and distributions                     (0.35)       (0.37)    (0.39)
Net asset value, end of period                        $  9.99     $ 9.94     $ 9.41
 TOTAL RETURN++                                         4.03%        9.72%     4.42%
====================================================  =======     =======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $16,124     $11,071    $8,099
 Ratio of operating expenses to average net assets      1.45%        1.42%     1.35%
Ratio of net investment income to average net
 assets                                                 3.44%        3.79%     4.13%
 Portfolio turnover rate                                  22%          17%       18%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.07%        1.89%     1.87%

INVESTOR B SHARES                                     PERIOD ENDED  YEAR ENDED     YEAR ENDED
                                                      03/31/96(B)    11/30/95       11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.63         $ 8.37     $  9.77
Net investment income                                 0.13            0.41       0.44
 Net realized and unrealized gain/(loss) on
 investments                                         (0.24)           1.26     ( 1.40)
Net increase/(decrease) in net asset value from
 operations                                          (0.11)           1.67     ( 0.96)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.13)           (0.41)   ( 0.44)
Distributions from net realized capital gains           --               --        --
 Total dividends and distributions                   (0.13)           (0.41)   ( 0.44)
Net asset value, end of period                       $ 9.39         $ 9.63     $  8.37
 TOTAL RETURN++                                      (1.19)%          20.33%   (10.11)%
==================================================== =======        =======    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $9,662         $10,002    $ 4,819
 Ratio of operating expenses to average net assets    1.35%+           1.15%     0.96%(a)
Ratio of net investment income to average net
 assets                                               3.97%+           4.39%     4.73%
 Portfolio turnover rate                                 7%              11%       39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.98%+           2.01%     2.05%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS MARYLAND MUNICIPAL BOND
FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      YEAR ENDED  YEAR ENDED  YEAR ENDED
INVESTOR C SHARES                                      03/31/99    03/31/98    03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.94      $ 9.41      $ 9.39
Net investment income                                 0.34        0.39        0.42
 Net realized and unrealized gain/(loss) on
 investments                                          0.05        0.53        0.02
Net increase/(decrease) in net asset value from
 operations                                           0.39        0.92        0.44
 DISTRIBUTIONS:
Dividends from net investment income                 (0.34)       (0.39)      (0.42)
Distributions from net realized capital gains        (0.00)#         --          --
 Total dividend and distributions                    (0.34)       (0.39)      (0.42)
Net asset value, end of period                       $ 9.99      $ 9.94      $ 9.41
 TOTAL RETURN++                                       4.01%        9.88%       4.73%
==================================================== =======     =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    3      $    3      $    2
 Ratio of operating expenses to average net assets    1.47%        1.33%       1.10%
Ratio of net investment income to average net
 assets                                               3.42%        3.88%       4.38%
 Portfolio turnover rate                                22%          17%         18%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        2.07%        1.80%       1.62%

INVESTOR C SHARES                                     PERIOD ENDED  YEAR ENDED    PERIOD ENDED
                                                      03/31/96(B)    11/30/95       11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.63        $ 8.37      $ 8.44
Net investment income                                 0.13          0.41        0.03
 Net realized and unrealized gain/(loss) on
 investments                                         (0.24)         1.26       (0.07)
Net increase/(decrease) in net asset value from
 operations                                          (0.11)         1.67       (0.04)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.13)         (0.41)     (0.03)
Distributions from net realized capital gains           --             --         --
 Total dividend and distributions                    (0.13)         (0.41)     (0.03)
Net asset value, end of period                       $ 9.39        $ 9.63      $ 8.37
 TOTAL RETURN++                                      (1.13)%        20.29%     (0.45)%
==================================================== =======       =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    2        $    2      $    2
 Ratio of operating expenses to average net assets    1.16%+         1.15%      0.96%+(a)
Ratio of net investment income to average net
 assets                                               4.16%+         4.39%      4.73%+
 Portfolio turnover rate                                 7%            11%        39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.79%+         2.01%      2.05%+

                           * Nations Maryland Municipal Bond Fund Investor C Shares commenced operations on November 3, 1994. + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than $0.01 per share.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR ENDED    YEAR ENDED       YEAR ENDED
INVESTOR A SHARES                                      03/31/99      03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.70    $ 10.34          $ 10.36
Net investment income                                   0.47       0.47             0.45
 Net realized and unrealized gain/(loss) on
 investments                                            0.04       0.36           ( 0.02)
Net increase/(decrease) in net asset value from
 operations                                             0.51       0.83             0.43
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.47)   ( 0.47)          ( 0.45)
Distributions from net realized capital gains          ( 0.03)      --               --
 Total dividends and distributions                     ( 0.50)   ( 0.47)          ( 0.45)
Net asset value, end of period                        $ 10.71    $ 10.70          $ 10.34
 TOTAL RETURN++                                          4.82%     8.17%            4.25%
====================================================  =======    =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $10,099    $8,572           $5,723
 Ratio of operating expenses to average net assets       0.70%     0.70%(a)         0.70%(a)
Ratio of net investment income to average net
 assets                                                  4.37%     4.49%            4.37%
 Portfolio turnover rate                                   16%      21%              26%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.96%     0.96%            1.02%

INVESTOR A SHARES                                     PERIOD ENDED    YEAR ENDED       YEAR ENDED
                                                      03/31/96(B)      11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.51       $  9.53          $ 10.46
Net investment income                                  0.15          0.43             0.42
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.15)         0.99           ( 0.88)
Net increase/(decrease) in net asset value from
 operations                                            0.00          1.42           ( 0.46)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.15)       ( 0.43)#         ( 0.42)
Distributions from net realized capital gains           --         ( 0.01)          ( 0.05)
 Total dividends and distributions                   ( 0.15)       ( 0.44)          ( 0.47)
Net asset value, end of period                       $ 10.36       $ 10.51          $  9.53
 TOTAL RETURN++                                      ( 0.01)%       15.18%          ( 4.51)%
==================================================== =======       =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $7,672        $8,525           $8,896
 Ratio of operating expenses to average net assets     0.70%+        0.77%(a)         0.73%(a)
Ratio of net investment income to average net
 assets                                                4.27%+        4.27%            4.20%
 Portfolio turnover rate                                 3%           57%              37%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.07%+        1.04%            1.00%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL       FOR A SHARE OUTSTANDING  THROUGHOUT EACH PERIOD
BOND FUND                                             YEAR ENDED    YEAR ENDED       YEAR ENDED

INVESTOR B SHARES                                      03/31/99      03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.70     $ 10.34          $ 10.36
Net investment income                                  0.40        0.42             0.42
 Net realized and unrealized gain/(loss) on
 investments                                           0.04        0.36           ( 0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.44        0.78             0.40
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.40)     ( 0.42)          ( 0.42)
Distributions from net realized capital gains        ( 0.03)        --               --
 Total dividends and distributions                   ( 0.43)     ( 0.42)          ( 0.42)
Net asset value, end of period                       $ 10.71     $ 10.70          $ 10.34
 TOTAL RETURN++                                        4.20%       7.64%            3.94%
==================================================== =======     =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $6,671      $6,859           $6,796
 Ratio of operating expenses to average net assets     1.30%       1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.77%       3.99%            4.07%
 Portfolio turnover rate                                 16%        21%              26%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.71%       1.46%            1.32%

INVESTOR B SHARES                                     PERIOD ENDED    YEAR ENDED       YEAR ENDED
                                                      03/31/96(B)      11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.51       $  9.53          $ 10.46
Net investment income                                  0.14          0.40             0.39
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.15)         0.99           ( 0.88)
Net increase/(decrease) in net asset value from
 operations                                          ( 0.01)         1.39           ( 0.49)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.14)       ( 0.40)#         ( 0.39)
Distributions from net realized capital gains           --         ( 0.01)          ( 0.05)
 Total dividends and distributions                   ( 0.14)       ( 0.41)          ( 0.44)
Net asset value, end of period                       $ 10.36       $ 10.51          $  9.53
 TOTAL RETURN++                                      ( 0.12)%       14.84%          ( 4.82)%
==================================================== =======       =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $8,102        $7,848           $5,706
 Ratio of operating expenses to average net assets     1.00%+        1.07%(a)         1.05%(a)
Ratio of net investment income to average net
 assets                                                3.97%+        3.97%            3.88%
 Portfolio turnover rate                                 3%           57%              37%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.37%+        1.34%            1.32%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.


NATIONS NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                      YEAR ENDED    YEAR ENDED       YEAR ENDED
INVESTOR C SHARES                                      03/31/99      03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.70     $ 10.34          $ 10.36
Net investment income                                  0.42        0.42             0.42
 Net realized and unrealized gain/(loss) on
 investments                                           0.02        0.36           ( 0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.44        0.78             0.40
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.40)     ( 0.42)          ( 0.42)
Distributions from net realized capital gains        ( 0.03)        --               --
 Total dividends and distributions                   ( 0.43)     ( 0.42)          ( 0.42)
Net asset value, end of period                       $ 10.71     $ 10.70          $ 10.34
 TOTAL RETURN++                                        4.18%       7.64%            3.94%
==================================================== =======     =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  109      $  822           $1,364
 Ratio of operating expenses to average net assets     1.31%       1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.76%       3.99%            4.07%
 Portfolio turnover rate                                 16%        21%              26%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.71%       1.46%            1.32%

INVESTOR C SHARES                                     PERIOD ENDED    YEAR ENDED       YEAR ENDED
                                                      03/31/96(B)      11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.51       $  9.53          $ 10.46
Net investment income                                  0.14          0.40             0.38
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.15)         0.99           ( 0.88)
Net increase/(decrease) in net asset value from
 operations                                          ( 0.01)         1.39           ( 0.50)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.14)       ( 0.40)#         ( 0.38)
Distributions from net realized capital gains           --         ( 0.01)          ( 0.05)
 Total dividends and distributions                   ( 0.14)       ( 0.41)          ( 0.43)
Net asset value, end of period                       $ 10.36       $ 10.51          $  9.53
 TOTAL RETURN++                                      ( 0.12)%       14.84%          ( 4.89)%
==================================================== =======       =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $1,379        $1,366           $1,486
 Ratio of operating expenses to average net assets     1.00%+        1.07%(a)         1.13%(a)
Ratio of net investment income to average net
 assets                                                3.97%+        3.97%            3.80%
 Portfolio turnover rate                                 3%           57%              37%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.37%+        1.34%            1.40%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.


NATIONS NORTH CAROLINA MUNICIPAL
BOND FUND                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                        YEAR ENDED       YEAR ENDED
INVESTOR A SHARES                                        03/31/99         03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.01          $  9.47
Net investment income                                  0.43             0.45
 Net realized and unrealized gain/(loss) on
 investments                                           0.08             0.54
Net increase/(decrease) in net asset value from
 operations                                            0.51             0.99
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.44)          ( 0.45)
Net asset value, end of period                       $ 10.08          $ 10.01
 TOTAL RETURN++                                        5.20%           10.64%
==================================================== =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $1,028           $  609
 Ratio of operating expenses to average net assets     0.80%(a)         0.80%(a)
Ratio of net investment income to average net
 assets                                                4.37%            4.58%
 Portfolio turnover rate                                11%              20%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.25%            1.13%



INVESTOR A SHARES                                       YEAR ENDED     PERIOD ENDED    YEAR ENDED        YEAR ENDED
                                                         03/31/97      03/31/96(B)      11/30/95          11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.49           $ 9.73        $ 8.36           $  9.85
Net investment income                                 0.45             0.15          0.49              0.50
 Net realized and unrealized gain/(loss) on
 investments                                         (0.02)           (0.24)         1.37            ( 1.49)
Net increase/(decrease) in net asset value from
 operations                                           0.43            (0.09)         1.86            ( 0.99)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.45)           (0.15)        (0.49)           ( 0.50)
Net asset value, end of period                       $ 9.47           $ 9.49        $ 9.73           $  8.36
 TOTAL RETURN++                                       4.62%           (0.94)%       22.63%           (10.41)%
==================================================== =======          =======       =======          ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  594           $  448        $  347           $ 1,161
 Ratio of operating expenses to average net assets    0.80%(a)         0.80%+        0.58%(a)          0.39%(a)
Ratio of net investment income to average net
 assets                                               4.75%            4.66%+        5.23%             5.35%
 Portfolio turnover rate                                28%              22%           40%               29%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.14%            1.19%+        1.16%             1.10%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.


NATIONS NORTH CAROLINA MUNICIPAL
BOND FUND                              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                        YEAR ENDED       YEAR ENDED
INVESTOR B SHARES                                        03/31/99         03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.01          $  9.47
Net investment income                                  0.38             0.39
 Net realized and unrealized gain/(loss) on
 investments                                           0.07             0.54
Net increase/(decrease) in net asset value from
 operations                                            0.45             0.93
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.38)          ( 0.39)
Net asset value, end of period                       $ 10.08          $ 10.01
 TOTAL RETURN++                                        4.53%            9.96%
==================================================== =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $24,656          $25,187
 Ratio of operating expenses to average net assets     1.45%(a)         1.42%(a)
Ratio of net investment income to average net
 assets                                                3.72%            3.96%
 Portfolio turnover rate                                11%              20%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.00%            1.75%



INVESTOR B SHARES                                       YEAR ENDED     PERIOD ENDED    YEAR ENDED        YEAR ENDED
                                                         03/31/97      03/31/96(B)      11/30/95          11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.49            $  9.73      $ 8.36           $  9.85
Net investment income                                 0.40               0.13        0.43              0.45
 Net realized and unrealized gain/(loss) on
 investments                                         (0.02)             (0.24)       1.37            ( 1.49)
Net increase/(decrease) in net asset value from
 operations                                           0.38              (0.11)       1.80            ( 1.04)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.40)             (0.13)      (0.43)           ( 0.45)
Net asset value, end of period                       $ 9.47            $  9.49      $ 9.73           $  8.36
 TOTAL RETURN++                                       4.06%             (1.12)%     21.96%           (10.92)%
==================================================== =======           =======      =======          ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $23,863           $28,298      $30,048          $23,659
 Ratio of operating expenses to average net assets    1.35%(a)           1.35%+      1.13%(a)          0.96%(a)
Ratio of net investment income to average net
 assets                                               4.20%              4.11%+      4.68%             4.78%
 Portfolio turnover rate                                28%                22%         40%               29%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.69%              1.74%+      1.71%             1.67%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS NORTH CAROLINA MUNICIPAL
BOND FUND                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



INVESTOR C SHARES                                       YEAR ENDED       YEAR ENDED
                                                         03/31/99        03/31/98(C)
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.01          $  9.47
Net investment income                                  0.37             0.40
 Net realized and unrealized gain/(loss) on
 investments                                           0.07             0.54
Net increase/(decrease) in net asset value from
 operations                                            0.44             0.94
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.37)          ( 0.40)
Net asset value, end of period                       $ 10.08          $ 10.01
 TOTAL RETURN++                                        4.50%           10.07%
==================================================== =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    3           $    3
 Ratio of operating expenses to average net assets     1.47%(a)         1.33%(a)
Ratio of net investment income to average net
 assets                                                3.70%            4.05%
 Portfolio turnover rate                                11%              20%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.00%            1.66%



INVESTOR C SHARES                                       YEAR ENDED     PERIOD ENDED    YEAR ENDED       PERIOD ENDED
                                                         03/31/97      03/31/96(B)      11/30/95          11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.49           $ 9.73        $ 8.36           $ 8.45
Net investment income                                 0.42             0.14          0.43             0.03
 Net realized and unrealized gain/(loss) on
 investments                                         (0.02)           (0.24)         1.37            (0.09)
Net increase/(decrease) in net asset value from
 operations                                           0.40            (0.10)         1.80            (0.06)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.42)           (0.14)        (0.43)           (0.03)
Net asset value, end of period                       $ 9.47           $ 9.49        $ 9.73           $ 8.36
 TOTAL RETURN++                                       4.32%           (1.04)%       21.93%           (0.67)%
==================================================== =======          =======       =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   18           $   17        $    2           $    2
 Ratio of operating expenses to average net assets    1.10%(a)         1.14%+        1.13%(a)         0.96%+(a)
Ratio of net investment income to average net
 assets                                               4.45%            4.32%+        4.68%            4.78%+
 Portfolio turnover rate                                28%              22%           40%              29%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.44%            1.53%+        1.71%            1.67%+


                           * Nations North Carolina Municipal Bond Fund
                           Investor C Shares commenced operations on November 3, 1994.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.



NATIONS SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                        YEAR ENDED       YEAR ENDED       YEAR ENDED
INVESTOR A SHARES                                        03/31/99         03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.79           $ 10.50         $ 10.52
Net investment income                                  0.49              0.50            0.49
 Net realized and unrealized gain/(loss) on
 investments                                           0.04              0.29          ( 0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.53              0.79            0.47
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.49)           ( 0.50)         ( 0.49)
Distributions from net realized capital gains        ( 0.04)           ( 0.00)(c)         --
 Total dividends and distributions                   ( 0.53)           ( 0.50)         ( 0.49)
Net asset value, end of period                       $ 10.79           $ 10.79         $ 10.50
 TOTAL RETURN++                                        5.01%             7.67%           4.51%
==================================================== =======           ========        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $18,729           $13,945         $10,465
 Ratio of operating expenses to average net assets     0.70%(a)          0.70%(a)        0.70%(a)
Ratio of net investment income to average net
 assets                                                4.55%             4.66%           4.60%
 Portfolio turnover rate                                 9%                16%            13%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.94%             0.95%           0.99%



INVESTOR A SHARES                                       PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                         03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.69            $  9.76          $ 10.61
Net investment income                                  0.16               0.49             0.48
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.17)              0.93           ( 0.84)
Net increase/(decrease) in net asset value from
 operations                                          ( 0.01)              1.42           ( 0.36)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.16)            ( 0.49)          ( 0.48)#
Distributions from net realized capital gains           --                 --            ( 0.01)
 Total dividends and distributions                   ( 0.16)            ( 0.49)          ( 0.49)
Net asset value, end of period                       $ 10.52            $ 10.69          $  9.76
 TOTAL RETURN++                                      ( 0.07)%            14.79%          ( 3.54)%
==================================================== ========           =======          ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $14,288            $14,452          $16,378
 Ratio of operating expenses to average net assets     0.70%+(a)          0.75%(a)         0.72%(a)
Ratio of net investment income to average net
 assets                                                4.61%+             4.72%            4.64%
 Portfolio turnover rate                                 6%                11%              30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.02%+             0.95%            0.93%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Amount represents less than $0.01 per share.



NATIONS SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                        YEAR ENDED       YEAR ENDED       YEAR ENDED
INVESTOR B SHARES                                        03/31/99         03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.79          $ 10.50          $ 10.52
Net investment income                                  0.43             0.44             0.45
 Net realized and unrealized gain/(loss) on
 investments                                           0.04             0.29           ( 0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.47             0.73             0.43
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.43)          ( 0.44)          ( 0.45)
Distributions from net realized capital gains        ( 0.04)          ( 0.00)(c)          --
 Total dividends and distributions                   ( 0.47)          ( 0.44)          ( 0.45)
Net asset value, end of period                       $ 10.79          $ 10.79          $ 10.50
 TOTAL RETURN++                                        4.39%            7.13%            4.19%
==================================================== =======          ========         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $8,542           $6,819           $5,738
 Ratio of operating expenses to average net assets     1.30%(a)         1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.95%            4.16%            4.30%
 Portfolio turnover rate                                 9%              16%              13%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.69%            1.45%            1.29%



INVESTOR B SHARES                                       PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                         03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.69            $  9.76          $ 10.61
Net investment income                                  0.15               0.46             0.45
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.17)              0.93           ( 0.84)
Net increase/(decrease) in net asset value from
 operations                                          ( 0.02)              1.39           ( 0.39)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.15)            ( 0.46)          ( 0.45)#
Distributions from net realized capital gains           --                 --            ( 0.01)
 Total dividends and distributions                   ( 0.15)            ( 0.46)          ( 0.46)
Net asset value, end of period                       $ 10.52            $ 10.69          $  9.76
 TOTAL RETURN++                                      ( 0.17)%            14.45%          ( 3.85)%
==================================================== =======            =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $6,968             $6,457           $5,740
 Ratio of operating expenses to average net assets     1.00%+(a)          1.05%(a)         1.04%(a)
Ratio of net investment income to average net
 assets                                                4.31%+             4.42%            4.32%
 Portfolio turnover rate                                 6%                11%              30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.32%+             1.25%            1.25%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Amount represents less than $0.01 per share.

NATIONS SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                        YEAR ENDED       YEAR ENDED       YEAR ENDED
INVESTOR C SHARES                                        03/31/99         03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.79          $ 10.50          $ 10.52
Net investment income                                  0.42             0.44             0.45
 Net realized and unrealized gain/(loss) on
 investments                                           0.04             0.29           ( 0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.46             0.73             0.43
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.42)          ( 0.44)          ( 0.45)
Distributions from net realized capital gains        ( 0.04)          ( 0.00)(c)          --
 Total dividends and distributions                   ( 0.46)          ( 0.44)          ( 0.45)
Net asset value, end of period                       $ 10.79          $ 10.79          $ 10.50
 TOTAL RETURN++                                        4.36%            7.13%            4.20%
==================================================== =======          ========         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $3,102           $2,698           $5,089
 Ratio of operating expenses to average net assets     1.32%(a)         1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.93%            4.16%            4.30%
 Portfolio turnover rate                                 9%              16%              13%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.69%            1.45%            1.29%



INVESTOR C SHARES                                       PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                         03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.69            $  9.76          $ 10.61
Net investment income                                  0.15               0.46             0.44
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.17)              0.93           ( 0.84)
Net increase/(decrease) in net asset value from
 operations                                          ( 0.02)              1.39           ( 0.40)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.15)            ( 0.46)          ( 0.44)#
Distributions from net realized capital gains           --                 --            ( 0.01)
 Total dividends and distributions                   ( 0.15)            ( 0.46)          ( 0.45)
Net asset value, end of period                       $ 10.52            $ 10.69          $  9.76
 TOTAL RETURN++                                      ( 0.17)%            14.45%          ( 3.94)%
==================================================== =======            =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $5,409             $5,527           $6,167
 Ratio of operating expenses to average net assets     1.00%+(a)          1.05%(a)         1.12%(a)
Ratio of net investment income to average net
 assets                                                4.31%+             4.42%            4.24%
 Portfolio turnover rate                                 6%                11%              30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.32%+             1.25%            1.33%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Amount represents less than $0.01 per share.


NATIONS SOUTH CAROLINA MUNICIPAL
BOND FUND                                         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                      YEAR ENDED    YEAR ENDED       YEAR ENDED
INVESTOR A SHARES                                      03/31/99      03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.26     $  9.79          $ 9.77
Net investment income                                  0.44        0.47            0.47
 Net realized and unrealized gain/(loss) on
 investments                                           0.06        0.47            0.02
Net increase/(decrease) in net asset value from
 operations                                            0.50        0.94            0.49
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.46)     ( 0.47)          (0.47)
Distributions from net realized capital gains            --      ( 0.00)#            --
 Total dividends and distributions                   ( 0.46)     ( 0.47)          (0.47)
Net asset value, end of period                       $ 10.30     $ 10.26          $ 9.79
 TOTAL RETURN++                                        4.92%       9.82%           5.12%
==================================================== =======     =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $1,060      $1,517           $  811
 Ratio of operating expenses to average net assets     0.80%       0.80%(a)        0.80%(a)
Ratio of net investment income to average net
 assets                                                4.42%       4.59%           4.79%
 Portfolio turnover rate                                  3%         9%              30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.43%       1.19%           1.20%



INVESTOR A SHARES                                       PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                         03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.99             $ 8.65           $ 9.86
Net investment income                                 0.16               0.50             0.50
 Net realized and unrealized gain/(loss) on
 investments                                         (0.22)              1.34            (1.21)
Net increase/(decrease) in net asset value from
 operations                                          (0.06)              1.84            (0.71)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.16)             (0.50)           (0.50)
Distributions from net realized capital gains           --                 --               --
 Total dividends and distributions                   (0.16)             (0.50)           (0.50)
Net asset value, end of period                       $ 9.77             $ 9.99           $ 8.65
 TOTAL RETURN++                                      (0.64)%            21.74%           (7.45)%
==================================================== =======            =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $1,219             $1,238           $  140
 Ratio of operating expenses to average net assets    0.80%+(a)          0.60%(a)         0.39%(a)
Ratio of net investment income to average net
 assets                                               4.76%+             5.24%            5.30%
 Portfolio turnover rate                                20%                13%              14%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.33%+             1.28%            1.30%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS SOUTH CAROLINA MUNICIPAL
BOND FUND                                         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                      YEAR ENDED    YEAR ENDED       YEAR ENDED
INVESTOR B SHARES                                      03/31/99      03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.26    $  9.79          $ 9.77
Net investment income                                   0.39       0.40            0.42
 Net realized and unrealized gain/(loss) on
 investments                                            0.04       0.47            0.02
Net increase/(decrease) in net asset value from
 operations                                             0.43       0.87            0.44
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.39)   ( 0.40)          (0.42)
Distributions from net realized capital gains              --    ( 0.00)#            --
 Total dividends and distributions                     ( 0.39)   ( 0.40)          (0.42)
Net asset value, end of period                        $ 10.30    $ 10.26          $ 9.79
 TOTAL RETURN++                                          4.25%     9.15%           4.54%
====================================================  =======    ========         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $10,905    $10,394          $12,104
 Ratio of operating expenses to average net assets       1.44%     1.42%(a)        1.35%(a)
Ratio of net investment income to average net
 assets                                                  3.78%     3.97%           4.24%
 Portfolio turnover rate                                    3%       9%              30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.18%     1.81%           1.75%


INVESTOR B SHARES                                       PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                         03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.99             $ 8.65           $ 9.86
Net investment income                                 0.14               0.45             0.45
 Net realized and unrealized gain/(loss) on
 investments                                         (0.22)              1.34            (1.21)
Net increase/(decrease) in net asset value from
 operations                                          (0.08)              1.79            (0.76)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.14)             (0.45)           (0.45)
Distributions from net realized capital gains           --                 --               --
 Total dividends and distributions                   (0.14)             (0.45)           (0.45)
Net asset value, end of period                       $ 9.77             $ 9.99           $ 8.65
 TOTAL RETURN++                                      (0.82)%            21.08%           (7.97)%
==================================================== ========           =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $12,991            $12,670          $8,263
 Ratio of operating expenses to average net assets    1.35%+(a)          1.15%(a)         0.96%(a)
Ratio of net investment income to average net
 assets                                               4.21%+             4.69%            4.73%
 Portfolio turnover rate                                20%                13%              14%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.88%+             1.83%            1.87%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.


NATIONS SOUTH CAROLINA MUNICIPAL
BOND FUND                                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

INVESTOR C SHARES                                      YEAR ENDED     YEAR ENDED       YEAR ENDED
                                                      03/31/99(C)      03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.26       $  9.79          $ 9.77
Net investment income                                  0.39          0.42            0.44
 Net realized and unrealized gain/(loss) on
 investments                                           0.04          0.47            0.02
Net increase/(decrease) in net asset value from
 operations                                            0.43          0.89            0.46
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.39)       ( 0.42)          (0.44)
Distributions from net realized capital gains            --        ( 0.00)#            --
 Total dividends and distributions                   ( 0.39)       ( 0.42)          (0.44)
Net asset value, end of period                       $ 10.30       $ 10.26          $ 9.79
 TOTAL RETURN++                                        4.23%         9.29%           4.80%
==================================================== =======       =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   77        $   28           $  247
 Ratio of operating expenses to average net assets     1.44%         1.33%(a)        1.10%(a)
Ratio of net investment income to average net
 assets                                                3.78%         4.06%           4.49%
 Portfolio turnover rate                                  3%           9%              30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.18%         1.72%           1.50%



INVESTOR C SHARES                                       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                                                         03/31/96(B)        11/30/95          11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.99             $ 8.65           $ 8.73
Net investment income                                 0.15               0.45             0.03
 Net realized and unrealized gain/(loss) on
 investments                                         (0.22)              1.34            (0.08)
Net increase/(decrease) in net asset value from
 operations                                          (0.07)              1.79            (0.05)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.15)             (0.45)           (0.03)
Distributions from net realized capital gains           --                 --               --
 Total dividends and distributions                   (0.15)             (0.45)           (0.03)
Net asset value, end of period                       $ 9.77             $ 9.99           $ 8.65
 TOTAL RETURN++                                      (0.76)%            21.01%           (0.52)%
==================================================== =======            =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  264             $   20           $    2
 Ratio of operating expenses to average net assets    1.17%+(a)          1.15%(a)         0.96%+(a)
Ratio of net investment income to average net
 assets                                               4.39%+             4.69%            4.73%+
 Portfolio turnover rate                                20%                13%              14%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.70%+             1.83%            1.87%+


                           * Nations South Carolina Municipal Bond Fund
                           Investor C Shares commenced operations on November 3, 1994.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

                           (c) Per share net investment income has been calculated using the monthly average share method.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR ENDED   YEAR ENDED
INVESTOR A SHARES                                      03/31/99     03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.40       $ 10.08
Net investment income                                  0.45           0.45
 Net realized and unrealized gain/(loss) on
 investments                                           0.06           0.32
Net increase/(decrease) in net asset value from
 operations                                            0.51           0.77
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.45)        ( 0.45)
Distributions from net realized capital gains            --             --
 Total dividends and distributions                   ( 0.45)        ( 0.45)
Net asset value, end of period                       $ 10.46       $ 10.40
 TOTAL RETURN++                                        4.97%          7.77%
==================================================== =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $9,242        $ 8,061
 Ratio of operating expenses to average net assets     0.70%          0.70%
Ratio of operating expenses to average net assets
 including interest expense                              --               (a)
 Ratio of net investment income to average net
 assets                                                4.28%          4.38%
Portfolio turnover rate                                  22%            38%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.10%          1.04%

INVESTOR A SHARES                                      YEAR ENDED   PERIOD ENDED  YEAR ENDED  YEAR ENDED
                                                        03/31/97    03/31/96(B)    11/30/95    11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 10.09       $  10.23      $  9.30   $ 10.18
Net investment income                                     0.44           0.15        0.44      0.43
 Net realized and unrealized gain/(loss) on
 investments                                            ( 0.01)        ( 0.14)       0.93    ( 0.87)
Net increase/(decrease) in net asset value from
 operations                                               0.43           0.01        1.37    ( 0.44)
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.44)        ( 0.15)     ( 0.44)   ( 0.43)#
Distributions from net realized capital gains               --             --          --    ( 0.01)
 Total dividends and distributions                      ( 0.44)        ( 0.15)     ( 0.44)   ( 0.44)
Net asset value, end of period                         $ 10.08       $  10.09      $ 10.23   $  9.30
 TOTAL RETURN++                                           4.33%          0.06%      15.00%   ( 4.41)%
====================================================   =======       ========      =======   =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $ 6,840       $  7,439      $7,573    $7,831
 Ratio of operating expenses to average net assets        0.70%          0.70%+      0.77%     0.70%
Ratio of operating expenses to average net assets
 including interest expense                                   (a)          --            (a)   0.71%
 Ratio of net investment income to average net
 assets                                                   4.35%          4.31%+      4.45%     4.38%
Portfolio turnover rate                                     28%             3%         34%      41%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.13%          1.22%+      1.12%     1.07%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.


NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR ENDED   YEAR ENDED
INVESTOR B SHARES                                      03/31/99     03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.40       $ 10.08
Net investment income                                  0.38           0.40
 Net realized and unrealized gain/(loss) on
 investments                                           0.06           0.32
Net increase/(decrease) in net asset value from
 operations                                            0.44           0.72
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.38)        ( 0.40)
Distributions from net realized capital gains            --             --
 Total dividends and distributions                   ( 0.38)        ( 0.40)
Net asset value, end of period                       $ 10.46       $ 10.40
 TOTAL RETURN++                                        4.34%          7.24%
==================================================== =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $3,007        $ 2,924
 Ratio of operating expenses to average net assets     1.30%          1.20%
Ratio of operating expenses to average net assets
 including interest expense                              --               (a)
 Ratio of net investment income to average net
 assets                                                3.68%          3.88%
Portfolio turnover rate                                  22%            38%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.85%          1.54%



INVESTOR B SHARES                                      YEAR ENDED   PERIOD ENDED  YEAR ENDED  YEAR ENDED
                                                        03/31/97    03/31/96(B)    11/30/95    11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 10.09     $ 10.23         $  9.30   $ 10.18
Net investment income                                     0.41       0.14            0.41      0.40
 Net realized and unrealized gain/(loss) on
 investments                                            ( 0.01)    ( 0.14)           0.93    ( 0.87)
Net increase/(decrease) in net asset value from
 operations                                               0.40       0.00            1.34    ( 0.47)
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.41)    ( 0.14)         ( 0.41)   ( 0.40)#
Distributions from net realized capital gains               --        --               --    ( 0.01)
 Total dividends and distributions                      ( 0.41)    ( 0.14)         ( 0.41)   ( 0.41)
Net asset value, end of period                         $ 10.08     $ 10.09         $ 10.23   $  9.30
 TOTAL RETURN++                                           4.02%    ( 0.04)%         14.65%   ( 4.72)%
====================================================   =======     =======         =======   =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $ 3,050     $3,528          $3,573    $3,368
 Ratio of operating expenses to average net assets        1.00%      1.00%+          1.07%     1.02%
Ratio of operating expenses to average net assets
 including interest expense                                   (a)     --                 (a)   1.03%
 Ratio of net investment income to average net
 assets                                                   4.05%      4.01%+          4.15%     4.06%
Portfolio turnover rate                                     28%        3%              34%      41%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.43%      1.52%+          1.42%     1.39%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      YEAR ENDED   YEAR ENDED
INVESTOR C SHARES                                      03/31/99     03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.40      $ 10.08
Net investment income                                  0.39         0.40
 Net realized and unrealized gain/(loss) on
 investments                                           0.05         0.32
Net increase/(decrease) in net asset value from
 operations                                            0.44         0.72
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.39)      ( 0.40)
Distributions from net realized capital gains            --          --
 Total dividends and distributions                   ( 0.39)      ( 0.40)
Net asset value, end of period                       $ 10.45      $ 10.40
 TOTAL RETURN++                                        4.28%        7.29%
==================================================== =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   33       $    3
 Ratio of operating expenses to average net assets     1.11%        1.20%
Ratio of operating expenses to average net assets
 including interest expense                              --            (a)
 Ratio of net investment income to average net
 assets                                                3.87%        3.88%
Portfolio turnover rate                                  22%         38%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.85%        1.54%


INVESTOR C SHARES                                      YEAR ENDED   PERIOD ENDED  YEAR ENDED  PERIOD ENDED
                                                        03/31/97    03/31/96(B)    11/30/95    11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.09      $ 10.23         $  9.30   $ 9.38
Net investment income                                   0.42         0.14            0.41     0.03
 Net realized and unrealized gain/(loss) on
 investments                                          ( 0.01)      ( 0.14)           0.93    (0.08)
Net increase/(decrease) in net asset value from
 operations                                             0.41         0.00            1.34    (0.05)
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.42)      ( 0.14)         ( 0.41)   (0.03)
Distributions from net realized capital gains            --           --              --        --
 Total dividends and distributions                    ( 0.42)      ( 0.14)         ( 0.41)   (0.03)
Net asset value, end of period                        $ 10.08      $ 10.09         $ 10.23   $ 9.30
 TOTAL RETURN++                                         4.08%      ( 0.02)%         14.62%   (0.53)%
====================================================  =======      =======         =======   =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $    2       $    2          $    2    $    2
 Ratio of operating expenses to average net assets      1.00%        1.00%+          1.07%    1.02%+
Ratio of operating expenses to average net assets
 including interest expense                                (a)        --                (a)   1.03%+
 Ratio of net investment income to average net
 assets                                                 4.05%        4.01%+          4.15%    4.06%+
Portfolio turnover rate                                  28%           3%             34%       41%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.43%        1.52%+          1.42%    1.39%+



                           * Nations Tennessee Intermediate Municipal Bond Fund Investor C Shares commenced operations on November 3, 1994.

                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.


NATIONS TENNESSEE MUNICIPAL
BOND FUND                                         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



INVESTOR A SHARES                                      YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                      03/31/99(C)    03/31/98    03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.22         $  9.70     $ 9.68
Net investment income                                  0.43            0.46       0.46
 Net realized and unrealized gain/(loss) on
 investments                                           0.11            0.52       0.02
Net increase/(decrease) in net asset value from
 operations                                            0.54            0.98       0.48
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.46)         ( 0.46)     (0.46)
Net asset value, end of period                       $ 10.30         $ 10.22     $ 9.70
 TOTAL RETURN++                                        5.32%          10.23%      5.02%
==================================================== =======         =======     ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  484          $1,440      $1,018
 Ratio of operating expenses to average net assets     0.80%           0.80%      0.80%
Ratio of operating expenses to average net assets
 including interest expense                              --               (a)         (a)
 Ratio of net investment income to average net
 assets                                                4.41%           4.54%      4.71%
Portfolio turnover rate                                  40%            19%         31%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.80%           1.40%      1.44%



INVESTOR A SHARES                                     PERIOD ENDED  YEAR ENDED   YEAR ENDED
                                                      03/31/96(B)    11/30/95     11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.87          $ 8.58    $ 9.80
Net investment income                                 0.15            0.50      0.50
 Net realized and unrealized gain/(loss) on
 investments                                         (0.19)           1.29     (1.22)
Net increase/(decrease) in net asset value from
 operations                                          (0.04)           1.79     (0.72)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.15)          (0.50)    (0.50)
Net asset value, end of period                       $ 9.68          $ 9.87    $ 8.58
 TOTAL RETURN++                                      (0.37)%         21.28%    (7.58)%
==================================================== =======         ======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  973          $  203    $   43
 Ratio of operating expenses to average net assets    0.80%+          0.60%     0.39%
Ratio of operating expenses to average net assets
 including interest expense                           0.81%+              (a)       (a)
 Ratio of net investment income to average net
 assets                                               4.72%+          5.29%     5.38%
Portfolio turnover rate                                  2%             45%       38%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.67%+          1.47%     1.38%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.

NATIONS TENNESSEE MUNICIPAL
BOND FUND                                         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



INVESTOR B SHARES                                     YEAR ENDED  YEAR ENDED  YEAR ENDED  PERIOD ENDED  YEAR ENDED   YEAR ENDED
                                                       03/31/99    03/31/98    03/31/97   03/31/96(B)    11/30/95     11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.22       $  9.70     $ 9.68    $ 9.87          $ 8.58     $ 9.80
Net investment income                                  0.39          0.40       0.40      0.14            0.45       0.45
 Net realized and unrealized gain/(loss) on
 investments                                           0.08          0.52       0.02     (0.19)           1.29      (1.22)
Net increase/(decrease) in net asset value from
 operations                                            0.47          0.92       0.42     (0.05)           1.74      (0.77)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.39)       ( 0.40)     (0.40)    (0.14)          (0.45)     (0.45)
Net asset value, end of period                       $ 10.30       $ 10.22     $ 9.70    $ 9.68          $ 9.87     $ 8.58
 TOTAL RETURN++                                        4.64%         9.56%      4.45%    (0.55)%         20.63%     (8.10)%
==================================================== =======       =======     ======    =======         ======     ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $4,718        $4,915      $5,319    $6,761          $6,619     $5,504
 Ratio of operating expenses to average net assets     1.45%         1.42%      1.35%     1.35%+          1.15%      0.96%
Ratio of operating expenses to average net assets
 including interest expense                              --             (a)         (a)   1.36%+              (a)        (a)
 Ratio of net investment income to average net
 assets                                                3.76%         3.92%      4.16%     4.17%+          4.74%      4.81%
Portfolio turnover rate                                  40%          19%         31%        2%             45%        38%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.55%         2.02%      1.99%     2.22%+          2.02%      1.95%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS TENNESSEE MUNICIPAL BOND
FUND                              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

INVESTOR C SHARES                                       YEAR ENDED    YEAR ENDED
                                                       03/31/99(C)   03/31/98(C)
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 10.22         $  9.70
Net investment income                                   0.38            0.40
 Net realized and unrealized gain/(loss) on
 investments                                            0.09            0.52
Net increase/(decrease) in net asset value resulting
 from operations                                        0.47            0.92
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.39)         ( 0.40)
Net asset value, end of period                        $ 10.30         $ 10.22
 TOTAL RETURN++                                         4.62%           9.65%
===================================================== =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $   68          $   42
 Ratio of operating expenses to average net assets      1.46%           1.33%
Ratio of operating expenses to average net assets
 including interest expenses                              --               (a)
 Ratio of net investment income to average net
 assets                                                 3.75%           4.01%
Portfolio turnover rate                                   40%            19%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.55%           1.93%


INVESTOR C SHARES                                      YEAR ENDED  PERIOD ENDED  YEAR ENDED  PERIOD ENDED
                                                        03/31/97   03/31/96(B)    11/30/95    11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 9.68    $ 9.87          $ 8.58    $ 8.62
Net investment income                                    0.43      0.14            0.45      0.03
 Net realized and unrealized gain/(loss) on
 investments                                             0.02     (0.19)           1.29     (0.04)
Net increase/(decrease) in net asset value resulting
 from operations                                         0.45     (0.05)           1.74     (0.01)
 DISTRIBUTIONS:
Dividends from net investment income                    (0.43)    (0.14)          (0.45)    (0.03)
Net asset value, end of period                          $ 9.70    $ 9.68          $ 9.87    $ 8.58
 TOTAL RETURN++                                          4.71%    (0.49)%         20.62%    (0.07)%
=====================================================   ======    =======         ======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $   38    $   37          $   64    $    2
 Ratio of operating expenses to average net assets       1.10%     1.18%+          1.15%     0.96%+
Ratio of operating expenses to average net assets
 including interest expenses                                 (a)   1.18%+              (a)       (a)
 Ratio of net investment income to average net
 assets                                                  4.41%     4.34%+          4.74%     4.81%+
Portfolio turnover rate                                    31%        2%             45%       38%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.74%     2.05%+          2.02%     1.95%+


                           * Nations Tennessee Municipal Bond Fund Investor C Shares commenced operations on November 3, 1994.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.


NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR ENDED  YEAR ENDED  YEAR ENDED
INVESTOR A SHARES                                      03/31/99    03/31/98    03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.50     $ 10.18     $ 10.21
Net investment income                                  0.47        0.47        0.45
 Net realized and unrealized gain/(loss) on
 investments                                           0.02        0.32      ( 0.03)
Net increase/(decrease) in net asset value from
 operations                                            0.49        0.79        0.42
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.47)     ( 0.47)     ( 0.45)
Distributions from net realized capital gains        ( 0.04)         --          --
 Total dividends and distributions                   ( 0.51)     ( 0.47)     ( 0.45)
Net asset value, end of period                       $ 10.48     $ 10.50     $ 10.18
 TOTAL RETURN++                                        4.77%       7.87%       4.17%
==================================================== =======     =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $6,909      $2,666      $  909
 Ratio of operating expenses to average net assets     0.70%       0.70%       0.70%
Ratio of net investment income to average net
 assets                                                4.46%       4.54%       4.39%
 Portfolio turnover rate                                 22%         19%         34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.93%       0.95%       1.04%

INVESTOR A SHARES                                     PERIOD ENDED    YEAR ENDED       YEAR ENDED
                                                      03/31/96(B)      11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.36       $  9.53          $ 10.35
Net investment income                                  0.15          0.44             0.42
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.15)         0.83           ( 0.79)
Net increase/(decrease) in net asset value from
 operations                                            0.00          1.27           ( 0.37)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.15)       ( 0.44)          ( 0.42)#
Distributions from net realized capital gains           --            --            ( 0.03)
 Total dividends and distributions                   ( 0.15)       ( 0.44)          ( 0.45)
Net asset value, end of period                       $ 10.21       $ 10.36          $  9.53
 TOTAL RETURN++                                      ( 0.02)%       13.60%          ( 3.66)%
==================================================== =======       =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  801        $  806           $  718
 Ratio of operating expenses to average net assets     0.70%+        0.77%(a)         0.73%(a)
Ratio of net investment income to average net
 assets                                                4.32%+        4.42%            4.22%
 Portfolio turnover rate                                11%           64%              61%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.09%+        1.03%            0.96%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR ENDED  YEAR ENDED  YEAR ENDED
INVESTOR B SHARES                                      03/31/99    03/31/98    03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.50     $ 10.18     $ 10.21
Net investment income                                  0.41        0.42        0.42
 Net realized and unrealized gain/(loss) on
 investments                                           0.02        0.32      ( 0.03)
Net increase/(decrease) in net asset value from
 operations                                            0.43        0.74        0.39
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.41)     ( 0.42)     ( 0.42)
Distributions from net realized capital gains        ( 0.04)         --          --
 Total dividends and distributions                   ( 0.45)     ( 0.42)     ( 0.42)
Net asset value, end of period                       $ 10.48     $ 10.50     $ 10.18
 TOTAL RETURN++                                        4.15%       7.34%       3.87%
==================================================== =======     =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $2,137      $2,184      $2,182
 Ratio of operating expenses to average net assets     1.30%       1.20%       1.00%
Ratio of net investment income to average net
 assets                                                3.86%       4.04%       4.09%
 Portfolio turnover rate                                 22%         19%         34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.68%       1.45%       1.34%

INVESTOR B SHARES                                     PERIOD ENDED    YEAR ENDED       YEAR ENDED
                                                      03/31/96(B)      11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.36       $  9.53          $ 10.35
Net investment income                                  0.14          0.41             0.39
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.15)         0.83           ( 0.79)
Net increase/(decrease) in net asset value from
 operations                                          ( 0.01)         1.24           ( 0.40)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.14)       ( 0.41)          ( 0.39)#
Distributions from net realized capital gains           --            --            ( 0.03)
 Total dividends and distributions                   ( 0.14)       ( 0.41)          ( 0.42)
Net asset value, end of period                       $ 10.21       $ 10.36          $  9.53
 TOTAL RETURN++                                      ( 0.12)%       13.27%          ( 3.96)%
==================================================== =======       =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $2,845        $3,136           $2,774
 Ratio of operating expenses to average net assets     1.00%+        1.07%(a)         1.05%(a)
Ratio of net investment income to average net
 assets                                                4.02%+        4.12%            3.90%
 Portfolio turnover rate                                11%           64%              61%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.39%+        1.33%            1.28%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


INVESTOR C SHARES                                      YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                      03/31/99(C)    03/31/98    03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.50       $ 10.18     $ 10.21
Net investment income                                  0.40          0.42        0.42
 Net realized and unrealized gain/(loss) on
 investments                                           0.02          0.32      ( 0.03)
Net increase/(decrease) in net asset value from
 operations                                            0.42          0.74        0.39
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.40)       ( 0.42)     ( 0.42)
Distributions from net realized capital gains        ( 0.04)           --          --
 Total dividends and distributions                   ( 0.44)       ( 0.42)     ( 0.42)
Net asset value, end of period                       $ 10.48       $ 10.50     $ 10.18
 TOTAL RETURN++                                        4.14%         7.34%       3.87%
==================================================== =======       =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    3        $  293      $  591
 Ratio of operating expenses to average net assets     1.33%         1.20%       1.00%
Ratio of net investment income to average net
 assets                                                3.83%         4.04%       4.09%
 Portfolio turnover rate                                 22%           19%         34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.68%         1.45%       1.34%

INVESTOR C SHARES                                     PERIOD ENDED    YEAR ENDED       PERIOD ENDED
                                                      03/31/96(B)      11/30/95          11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.36       $  9.53          $ 9.55
Net investment income                                  0.14          0.41            0.03
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.15)         0.83           (0.02)
Net increase/(decrease) in net asset value from
 operations                                          ( 0.01)         1.24            0.01
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.14)       ( 0.41)          (0.03)#
Distributions from net realized capital gains           --            --               --
 Total dividends and distributions                   ( 0.14)       ( 0.41)          (0.03)
Net asset value, end of period                       $ 10.21       $ 10.36          $ 9.53
 TOTAL RETURN++                                      ( 0.12)%       13.27%           0.08%
==================================================== =======       =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  569        $  570           $    2
 Ratio of operating expenses to average net assets     1.00%+        1.07%(a)        1.05%+(a)
Ratio of net investment income to average net
 assets                                                4.02%+        4.12%           3.90%+
 Portfolio turnover rate                                11%           64%              61%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.39%+        1.33%           1.28%+


                           * Nations Texas Intermediate Municipal Bond Fund Investor C Shares commenced operations on November 3, 1994.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

                           (c) Per share net investment income has been calculated using the monthly average share method.


NATIONS TEXAS MUNICIPAL BOND
FUND                                              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



INVESTOR A SHARES                                     YEAR ENDED    YEAR ENDED       YEAR ENDED
                                                       03/31/99     03/31/98(C)       03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.04     $  9.48          $ 9.49
Net investment income                                  0.44        0.46            0.46
 Net realized and unrealized gain/(loss) on
 investments                                           0.07        0.56           (0.01)
Net increase/(decrease) in net asset value from
 operations                                            0.51        1.02            0.45
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.44)     ( 0.46)          (0.46)
Net asset value, end of period                       $ 10.11     $ 10.04          $ 9.48
 TOTAL RETURN++                                        5.20%      10.90%           4.78%
==================================================== =======     =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  401      $  419           $  371
 Ratio of operating expenses to average net assets     0.80%       0.80%(a)        0.80%(a)
Ratio of net investment income to average net
 assets                                                4.39%       4.63%           4.79%
 Portfolio turnover rate                                 34%        33%              52%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.50%       1.27%           1.23%

INVESTOR A SHARES                                     PERIOD ENDED    YEAR ENDED        PERIOD ENDED
                                                      03/31/96(B)      11/30/95          11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.70        $ 8.39           $  9.92
Net investment income                                 0.15          0.49              0.47
 Net realized and unrealized gain/(loss) on
 investments                                         (0.21)         1.31            ( 1.53)
Net increase/(decrease) in net asset value from
 operations                                          (0.06)         1.80            ( 1.06)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.15)        (0.49)           ( 0.47)
Net asset value, end of period                       $ 9.49        $ 9.70           $  8.39
 TOTAL RETURN++                                      (0.62)%       21.85%           (10.98)%
==================================================== =======       =======          ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  317        $  351           $    55
 Ratio of operating expenses to average net assets    0.80%+        0.59%(a)          0.40%+(a)
Ratio of net investment income to average net
 assets                                               4.72%+        5.25%             5.34%+
 Portfolio turnover rate                                 6%           50%              107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.31%+        1.25%             1.24%+



                           * Nations Texas Municipal Bond Fund Investor A Shares commenced operations on December 17, 1993.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.

NATIONS TEXAS MUNICIPAL BOND
FUND                                              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


INVESTOR B SHARES                                     YEAR ENDED    YEAR ENDED       YEAR ENDED
                                                       03/31/99     03/31/98(C)       03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.04     $  9.48          $ 9.49
Net investment income                                  0.38        0.39            0.40
 Net realized and unrealized gain/(loss) on
 investments                                           0.07        0.56           (0.01)
Net increase/(decrease) in net asset value from
 operations                                            0.45        0.95            0.39
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.38)     ( 0.39)          (0.40)
Net asset value, end of period                       $ 10.11     $ 10.04          $ 9.48
 TOTAL RETURN++                                        4.53%      10.23%           4.21%
==================================================== =======     =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $6,828      $8,804           $10,090
 Ratio of operating expenses to average net assets     1.45%       1.42%(a)        1.35%(a)
Ratio of net investment income to average net
 assets                                                3.74%       4.01%           4.24%
 Portfolio turnover rate                                 34%        33%              52%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.25%       1.89%           1.78%

INVESTOR B SHARES                                     PERIOD ENDED    YEAR ENDED       YEAR ENDED
                                                      03/31/96(B)      11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $  9.70      $ 8.39           $ 9.78
Net investment income                                   0.13        0.43             0.44
 Net realized and unrealized gain/(loss) on
 investments                                           (0.21)       1.31            (1.39)
Net increase/(decrease) in net asset value from
 operations                                            (0.08)       1.74            (0.95)
 DISTRIBUTIONS:
Dividends from net investment income                   (0.13)      (0.43)           (0.44)
Net asset value, end of period                        $  9.49      $ 9.70           $ 8.39
 TOTAL RETURN++                                        (0.80)%     21.19%           (9.98)%
====================================================  =======      =======          ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $11,838      $12,587          $10,812
 Ratio of operating expenses to average net assets      1.35%+      1.14%(a)         0.97%(a)
Ratio of net investment income to average net
 assets                                                 4.17%+      4.70%            4.77%
 Portfolio turnover rate                                   6%         50%             107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.86%+      1.80%            1.81%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.

NATIONS TEXAS MUNICIPAL BOND
FUND                                              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

INVESTOR C SHARES                                     YEAR ENDED    YEAR ENDED       YEAR ENDED
                                                       03/31/99     03/31/98(C)       03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.04     $  9.48          $ 9.49
Net investment income                                  0.38        0.40            0.43
 Net realized and unrealized gain/(loss) on
 investments                                           0.07        0.56           (0.01)
Net increase/(decrease) in net asset value from
 operations                                            0.45        0.96            0.42
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.38)     ( 0.40)          (0.43)
Net asset value, end of period                       $ 10.11     $ 10.04          $ 9.48
 TOTAL RETURN++                                        4.51%      10.31%           4.47%
==================================================== =======     =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   84      $   80           $   73
 Ratio of operating expenses to average net assets     1.46%       1.33%(a)        1.10%(a)
Ratio of net investment income to average net
 assets                                                3.73%       4.10%           4.49%
 Portfolio turnover rate                                 34%        33%              52%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.25%       1.80%           1.53%

INVESTOR C SHARES                                     PERIOD ENDED    YEAR ENDED       PERIOD ENDED
                                                      03/31/96(B)      11/30/95          11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.70        $ 8.39           $ 8.46
Net investment income                                 0.14          0.43             0.03
 Net realized and unrealized gain/(loss) on
 investments                                         (0.21)         1.31            (0.07)
Net increase/(decrease) in net asset value from
 operations                                          (0.07)         1.74            (0.04)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.14)        (0.43)           (0.03)
Net asset value, end of period                       $ 9.49        $ 9.70           $ 8.39
 TOTAL RETURN++                                      (0.74)%       21.15%           (0.43)%
==================================================== =======       =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   70        $   70           $    2
 Ratio of operating expenses to average net assets    1.16%+        1.14%(a)         0.97%+(a)
Ratio of net investment income to average net
 assets                                               4.36%+        4.70%            4.77%+
 Portfolio turnover rate                                 6%           50%             107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.67%+        1.80%            1.81%+


                           * Nations Texas Municipal Bond Fund Investor C Shares commenced operations on November 3, 1994. + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.


NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


INVESTOR A SHARES                                       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                        03/31/99(C)       03/31/98         03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.92          $ 10.59          $ 10.69
Net investment income                                  0.47             0.49             0.49
 Net realized and unrealized gain/(loss) on
 investments                                           0.07             0.33           ( 0.10)
Net increase/(decrease) in net asset value from
 operations                                            0.54             0.82             0.39
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.48)          ( 0.49)          ( 0.49)
Distributions from net realized capital gains           --               --               --
 Total dividends and distributions                   ( 0.48)          ( 0.49)          ( 0.49)
Net asset value, end of period                       $ 10.98          $ 10.92          $ 10.59
 TOTAL RETURN++                                        5.00%            7.91%            3.71%
==================================================== =======          =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $56,733          $54,080          $55,791
 Ratio of operating expenses to average net assets     0.70%(a)         0.70%(a)         0.70%(a)
Ratio of net investment income to average net
 assets                                                4.34%            4.57%            4.59%
 Portfolio turnover rate                                 5%              21%              20%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.95%            0.94%            0.94%

INVESTOR A SHARES                                       PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                         03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.83            $  9.94          $ 10.99
Net investment income                                  0.16               0.49             0.48
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.14)              0.89           ( 0.96)
Net increase/(decrease) in net asset value from
 operations                                            0.02               1.38           ( 0.48)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.16)            ( 0.49)          ( 0.48)
Distributions from net realized capital gains           --              ( 0.00)#         ( 0.09)
 Total dividends and distributions                   ( 0.16)            ( 0.49)          ( 0.57)
Net asset value, end of period                       $ 10.69            $ 10.83          $  9.94
 TOTAL RETURN++                                        0.20%             14.16%          ( 4.52)%
==================================================== =======            ========         ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $68,003            $73,253          $79,412
 Ratio of operating expenses to average net assets     0.70%+(a)          0.76%(a)         0.79%(a)
Ratio of net investment income to average net
 assets                                                4.52%+             4.67%            4.58%
 Portfolio turnover rate                                 2%                22%              14%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.96%+             0.94%            0.91%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.



NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


INVESTOR B SHARES                                      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                        03/31/99        03/31/98(C)       03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 10.92          $ 10.59          $ 10.69
Net investment income                                 0.41             0.44             0.46
 Net realized and unrealized gain/(loss) on
 investments                                          0.06             0.33           ( 0.10)
Net increase/(decrease) in net asset value from
 operations                                           0.47             0.77             0.36
 DISTRIBUTIONS:
Dividends from net investment income                ( 0.41)          ( 0.44)          ( 0.46)
Distributions from net realized capital gains          --               --               --
Total dividends and distributions                   ( 0.41)          ( 0.44)          ( 0.46)
 Net asset value, end of period                     $ 10.98          $ 10.92          $ 10.59
TOTAL RETURN++                                        4.38%            7.37%            3.40%
=================================================== =======          =======          =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $10,296          $9,643           $10,516
Ratio of operating expenses to average net assets     1.30%(a)         1.20%(a)         1.00%(a)
 Ratio of net investment income to average net
 assets                                               3.74%            4.07%            4.29%
Portfolio turnover rate                                 5%              21%              20%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.70%            1.44%            1.24%

INVESTOR B SHARES                                      PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                        03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 10.83            $  9.94          $ 10.99
Net investment income                                 0.15               0.46             0.45
 Net realized and unrealized gain/(loss) on
 investments                                        ( 0.14)              0.89           ( 0.96)
Net increase/(decrease) in net asset value from
 operations                                           0.01               1.35           ( 0.51)
 DISTRIBUTIONS:
Dividends from net investment income                ( 0.15)            ( 0.46)          ( 0.45)
Distributions from net realized capital gains          --              ( 0.00)#         ( 0.09)
Total dividends and distributions                   ( 0.15)            ( 0.46)          ( 0.54)
 Net asset value, end of period                     $ 10.69            $ 10.83          $  9.94
TOTAL RETURN++                                        0.10%             13.82%          ( 4.82)%
=================================================== =======            ========         =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $11,926            $12,163          $9,690
Ratio of operating expenses to average net assets     1.00%+(a)          1.06%(a)         1.11%(a)
 Ratio of net investment income to average net
 assets                                               4.22%+             4.37%            4.26%
Portfolio turnover rate                                 2%                22%              14%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.26%+             1.24%            1.23%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.

NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND                               FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

INVESTOR C SHARES                                           YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                            03/31/99(C)      03/31/98(C)       03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 10.92          $ 10.59          $ 10.69
Net investment income                                      0.39             0.44             0.46
 Net realized and unrealized gain/(loss) on
 investments                                               0.08             0.33           ( 0.10)
Net increase/(decrease) in net asset value from
 operations                                                0.47             0.77             0.36
 DISTRIBUTIONS:
Dividends from net investment income                     ( 0.41)          ( 0.44)          ( 0.46)
Distributions from net realized capital gains               --               --               --
 Distributions in excess of net realized capital gains      --               --               --
Total dividends and distributions                        ( 0.41)          ( 0.44)          ( 0.46)
 Net asset value, end of period                          $ 10.98          $ 10.92          $ 10.59
TOTAL RETURN++                                             4.36%            7.37%            3.40%
======================================================== =======          =======          =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,100           $1,949           $6,463
Ratio of operating expenses to average net assets          1.34%(a)         1.20%(a)         1.00%(a)
 Ratio of net investment income to average net assets      3.70%            4.07%            4.29%
Portfolio turnover rate                                      5%              21%              20%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.70%            1.44%            1.24%

INVESTOR C SHARES                                           PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                             03/31/96(B)        11/30/95         11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 10.83            $  9.94          $ 10.99
Net investment income                                      0.15               0.46             0.44
 Net realized and unrealized gain/(loss) on
 investments                                             ( 0.14)              0.89           ( 0.96)
Net increase/(decrease) in net asset value from
 operations                                                0.01               1.35           ( 0.52)
 DISTRIBUTIONS:
Dividends from net investment income                     ( 0.15)            ( 0.46)          ( 0.44)
Distributions from net realized capital gains               --              ( 0.00)#         ( 0.09)
 Distributions in excess of net realized capital gains      --                 --            ( 0.00)#
Total dividends and distributions                        ( 0.15)            ( 0.46)          ( 0.53)
 Net asset value, end of period                          $ 10.69            $ 10.83          $  9.94
TOTAL RETURN++                                             0.10%             13.82%          ( 4.90)%
======================================================== =======            =======          =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $6,909             $7,152           $8,372
Ratio of operating expenses to average net assets          1.00%+(a)          1.06%(a)         1.19%(a)
 Ratio of net investment income to average net assets      4.22%+             4.37%            4.18%
Portfolio turnover rate                                      2%                22%              14%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.26%+             1.24%            1.31%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.


                           (c) Per share net investment income has been calculated using the monthly average share method.


NATIONS VIRGINIA MUNICIPAL BOND
FUND                                              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



INVESTOR A SHARES                                      YEAR ENDED    YEAR ENDED
                                                      03/31/99(C)   03/31/98(C)
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 9.95        $ 9.40
Net investment income                                     0.45          0.45
 Net realized and unrealized gain/(loss) on
 investments                                              0.04          0.55
Net increase/(decrease) in net asset value from
 operations                                               0.49          1.00
 DISTRIBUTIONS:
Dividends from net investment income                     (0.45)        (0.45)
Net asset value, end of period                          $ 9.99        $ 9.95
 TOTAL RETURN++                                           4.98%        10.88%
====================================================    ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $  965        $1,222
 Ratio of operating expenses to average net assets        0.80%         0.79%
Ratio of operating expenses to average net assets
 including interest expense                                   (a)           (a)
 Ratio of net investment income to average net
 assets                                                   4.46%         4.66%
Portfolio turnover rate                                     11%            9%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.36%         1.16%

INVESTOR A SHARES                                     YEAR ENDED  PERIOD ENDED  YEAR ENDED   YEAR ENDED
                                                       03/31/97   03/31/96(B)    11/30/95     11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 9.38    $ 9.62          $ 8.29     $    9.77
Net investment income                                    0.46     0.16             0.49          0.49
 Net realized and unrealized gain/(loss) on
 investments                                             0.02    (0.24)            1.33        ( 1.48)
Net increase/(decrease) in net asset value from
 operations                                              0.48    (0.08)            1.82        ( 0.99)
 DISTRIBUTIONS:
Dividends from net investment income                    (0.46)   (0.16)           (0.49)       ( 0.49)
Net asset value, end of period                         $ 9.40    $ 9.38          $ 9.62     $    8.29
 TOTAL RETURN++                                          5.23%   (0.91)%          22.39%       (10.44)%
====================================================   ======    =======         ======     =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $  726    $  661          $  650     $     168
 Ratio of operating expenses to average net assets       0.80%    0.80%+           0.59%         0.39%
Ratio of operating expenses to average net assets
 including interest expense                                  (a)  0.81%+               (a)           (a)
 Ratio of net investment income to average net
 assets                                                  4.90%    4.86%+           5.31%         5.34%
Portfolio turnover rate                                    37%       8%              16%           61%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.18%    1.27%+           1.24%         1.17%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.

NATIONS VIRGINIA MUNICIPAL BOND
FUND                                              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


INVESTOR B SHARES                                      YEAR ENDED    YEAR ENDED
                                                        03/31/99    03/31/98(C)
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 9.95        $ 9.40
Net investment income                                   0.38          0.39
 Net realized and unrealized gain/(loss) on
 investments                                            0.04          0.55
Net increase/(decrease) in net asset value from
 operations                                             0.42          0.94
 DISTRIBUTIONS:
Dividends from net investment income                   (0.38)        (0.39)
Net asset value, end of period                         $ 9.99        $ 9.95
 TOTAL RETURN++                                         4.30%        10.21%
====================================================   ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $13,499       $13,082
 Ratio of operating expenses to average net assets      1.45%         1.41%
Ratio of operating expenses to average net assets
 including interest expense                                 (a)           (a)
 Ratio of net investment income to average net
 assets                                                 3.81%         4.04%
Portfolio turnover rate                                   11%            9%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.11%         1.78%

INVESTOR B SHARES                                      YEAR ENDED   PERIOD ENDED   YEAR ENDED    YEAR ENDED
                                                        03/31/97    03/31/96(B)     11/30/95      11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 9.38       $  9.62        $ 8.29      $  9.77
Net investment income                                   0.41          0.14          0.44         0.44
 Net realized and unrealized gain/(loss) on
 investments                                            0.02         (0.24)         1.33       ( 1.48)
Net increase/(decrease) in net asset value from
 operations                                             0.43         (0.10)         1.77       ( 1.04)
 DISTRIBUTIONS:
Dividends from net investment income                   (0.41)        (0.14)        (0.44)      ( 0.44)
Net asset value, end of period                         $ 9.40       $  9.38        $ 9.62      $  8.29
 TOTAL RETURN++                                         4.65%        (1.09)%       21.72%      (10.95)%
====================================================   ======       =======        ======      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $13,972      $15,938        $16,489     $12,738
 Ratio of operating expenses to average net assets      1.35%         1.35%+        1.14%        0.96%
Ratio of operating expenses to average net assets
 including interest expense                                 (a)       1.36%+            (a)          (a)
 Ratio of net investment income to average net
 assets                                                 4.35%         4.31%+        4.76%        4.77%
Portfolio turnover rate                                   37%            8%           16%          61%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.73%         1.82%+        1.79%        1.74%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.


NATIONS VIRGINIA MUNICIPAL BOND
FUND                                              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


INVESTOR C SHARES                                        YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                          03/31/99   03/31/98(C)    03/31/97
 OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 9.95      $ 9.40        $ 9.38
Net investment income                                      0.37        0.40          0.43
 Net realized and unrealized gain/(loss) on
 investments                                               0.04        0.55          0.02
Net increase/(decrease) in net asset value from
 operations                                                0.41        0.95          0.45
 DISTRIBUTIONS:
Dividends from net investment income                      (0.37)      (0.40)        (0.43)
Net asset value, end of period                            $ 9.99      $ 9.95        $ 9.40
 TOTAL RETURN++                                            4.21%      10.31%         4.92%
=======================================================   ======      ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    3      $    3        $   45
 Ratio of operating expenses to average net assets         1.45%       1.32%         1.10%
Ratio of operating expenses to net assets including
 interest expense                                              (a)         (a)           (a)
 Ratio of net investment income to average net assets      3.81%       4.13%         4.60%
Portfolio turnover rate                                      11%          9%           37%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.11%       1.69%         1.48%

INVESTOR C SHARES                                        PERIOD ENDED  YEAR ENDED  PERIOD ENDED
                                                         03/31/96(B)    11/30/95    11/30/94*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 9.62          $ 8.29    $ 8.38
Net investment income                                    0.14            0.44      0.03
 Net realized and unrealized gain/(loss) on
 investments                                            (0.24)           1.33     (0.09)
Net increase/(decrease) in net asset value from
 operations                                             (0.10)           1.77     (0.06)
 DISTRIBUTIONS:
Dividends from net investment income                    (0.14)          (0.44)    (0.03)
Net asset value, end of period                          $ 9.38          $ 9.62    $ 8.29
 TOTAL RETURN++                                         (1.03)%         21.71%    (0.67)%
======================================================= =======         ======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $   43          $   34    $    2
 Ratio of operating expenses to average net assets       1.16%+          1.14%     0.96%+
Ratio of operating expenses to net assets including
 interest expense                                        1.17%+              (a)       (a)
 Ratio of net investment income to average net assets    4.50%+          4.76%     4.77%+
Portfolio turnover rate                                     8%             16%       61%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.63%+          1.79%     1.74%+


                           * Nations Virginia Municipal Bond Fund Investor C Shares commenced operations on November 3, 1994. + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year ended changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.

[GRAPHIC] Terms used in this prospectus

 ASSET-BACKED SECURITY - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 CASH EQUIVALENTS - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 COLLATERALIZED MORTGAGE OBLIGATION (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 COMMERCIAL PAPER - a money market instrument issued by a large company.

 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 CONVERTIBLE SECURITY - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 CORPORATE OBLIGATION - a money market instrument issued by a corporation or commercial bank.

 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 DEPOSITARY RECEIPTS - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 DOLLAR ROLL TRANSACTION - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

 DURATION - a measure used to estimate a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 EQUITY SECURITY - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

 FOREIGN SECURITY - a debt or equity security issued by a foreign company or government.

 FUTURES CONTRACT - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.

 INVESTMENT GRADE - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 LEHMAN 3-YEAR MUNICIPAL BOND INDEX - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

 LEHMAN 7-YEAR MUNICIPAL BOND INDEX - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

 LEHMAN AGGREGATE BOND INDEX - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 LEHMAN GOVERNMENT BOND INDEX - an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

 LEHMAN GOVERNMENT/CORPORATE BOND INDEX - an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.

 LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX - an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

 LEHMAN INTERMEDIATE TREASURY INDEX - an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested.

 LEHMAN MUNICIPAL BOND INDEX - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

 LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 MERRILL LYNCH 1-3 YEAR TREASURY INDEX - an index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested.

 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 PRE-REFUNDED BOND - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 REAL ESTATE INVESTMENT TRUST (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 REVERSE REPURCHASE AGREEMENT - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 SALOMON BROTHERS MORTGAGE INDEX - an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.

 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.

 SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

 ZERO-COUPON BOND - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

[GRAPHIC]  Where to find more information

 You'll find more information about the State Municipal Bond Funds in the following documents:

[GRAPHIC]  ANNUAL AND SEMI-ANNUAL REPORTS

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]  STATEMENT OF ADDITIONAL INFORMATION


        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.321.7854

        By mail:
        NATIONS FUNDS
        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255


        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS

        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.


        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009

        1.800.SEC.0330

        WWW.SEC.GOV


SEC file number:


Nations Fund Trust, 811-04305

NF-SMBPROIX-8/99


NATIONS FUNDS


[GRAPHIC]

FIXED INCOME FUNDS
PROSPECTUS  --  INVESTOR A, B AND C SHARES

                                                                 AUGUST 1, 1999

Fixed Income Funds
NATIONS SHORT-TERM INCOME FUND
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
NATIONS INTERMEDIATE BOND FUND
NATIONS STRATEGIC FIXED INCOME FUND
NATIONS GOVERNMENT SECURITIES FUND
NATIONS U.S. GOVERNMENT BOND FUND
NATIONS DIVERSIFIED INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------
NOT FDIC
INSURED
------------------------
MAY LOSE VALUE
------------------------
NO BANK GUARANTEE
------------------------

NATIONS FUNDS

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    TERMS USED IN THIS PROSPECTUS

             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.


[GRAPHIC]    YOU'LL FIND TERMS USED IN
             THIS PROSPECTUS ON PAGE 72.

             YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

 This booklet, which is called a prospectus, tells you about some of the Nations Funds Fixed Income Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 ABOUT THE FUNDS
 The Fixed Income Funds focus on the potential to earn income by investing primarily in FIXED INCOME SECURITIES.

 Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities. There's always a risk that you'll lose money or you may not earn as much as you expect.

 ARE THESE FUNDS RIGHT FOR YOU?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

    The Fixed Income Funds may be suitable for you if:

      o you're looking for income

      o you have longer-term investment goals

    They may not be suitable for you if:

      o you're not prepared to accept or are unable to bear the risks associated with fixed income securities


 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.


 FOR MORE INFORMATION
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.


 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             BANC OF AMERICA ADVISORS, INC. (BAAI)* IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.


[GRAPHIC]    YOU'LL FIND MORE ABOUT
             BAAI AND THE SUB-ADVISERS
             STARTING ON PAGE 34.

             * BAAI'S NAME IS EXPECTED TO BE CHANGED FROM NATIONSBANC ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.


[GRAPHIC]    About the Fixed Income Funds

NATIONS SHORT-TERM INCOME FUND                                    4
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------------
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND                        8
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------------
NATIONS INTERMEDIATE BOND FUND                                   12
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------------
NATIONS STRATEGIC FIXED INCOME FUND                              17
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------------
NATIONS GOVERNMENT SECURITIES FUND                               21
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------------
NATIONS U.S. GOVERNMENT BOND FUND                                25
Sub-adviser: Boatmen's Capital Management, Inc.
---------------------------------------------------------------------
NATIONS DIVERSIFIED INCOME FUND                                  29
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                      33
---------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                        34

[GRAPHIC]    About your investment

INFORMATION FOR INVESTORS
  Choosing a share class                                         37
  Buying, selling and exchanging shares                          48
  How selling and servicing agents are paid                      57
  Distributions and taxes                                        59
--------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                             61
--------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                    72
--------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                           BACK COVER

ABOUT THE FIXED INCOME FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 35.


[GRAPHIC]    CORPORATE FIXED INCOME SECURITIES

             THIS FUND FOCUSES ON FIXED INCOME SECURITIES ISSUED BY CORPORATIONS. CORPORATE FIXED INCOME SECURITIES HAVE THE POTENTIAL TO PAY HIGHER INCOME THAN U.S. TREASURY SECURITIES WITH SIMILAR MATURITIES.


[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Short-Term Income Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks high current income consistent with minimal fluctuations of principal.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 65% of its total assets in INVESTMENT GRADE FIXED INCOME SECURITIES. The portfolio management team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

 The Fund may invest in:

   o corporate DEBT SECURITIES, including bonds, notes and debentures
   o MORTGAGE-RELATED SECURITIES issued by governments
   o ASSET-BACKED SECURITIES
   o U.S. GOVERNMENT OBLIGATIONS

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be five years or less, and its DURATION will be three years or less.


     When selecting individual investments, the portfolio management team:

    o looks at a fixed income security's potential to generate both income and price appreciation

    o allocates assets among U.S. government obligations, including securities issued by government agencies, MORTGAGE-BACKED SECURITIES and U.S. Treasury securities; ASSET-BACKED SECURITIES and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

    o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON PAGE 33
             AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER
        Nations Short-Term Income Fund has the following risks:

      o INVESTMENT STRATEGY RISK - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

      o INTEREST RATE RISK - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

      o DERIVATIVES RISK - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
        Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o PREPAYMENT AND EXTENSION RISK - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1992     1993     1994      1995      1996      1997      1998
-0.86%*  7.33%   -0.48%    11.08%     4.68%     5.82%     6.08%

*Return is from inception (10-2-92) to 12-31-92.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 1.40%

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES --  SALES CHARGES YOU PAY DIRECTLY,
             AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

             INVESTOR B SHARES OF THIS FUND ARE NO LONGER AVAILABLE FOR INVESTMENT.


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1995:             3.47%
  Worst: 1st quarter 1994:            -1.00%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the MERRILL LYNCH 1-3 YEAR TREASURY INDEX, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested.


                                                                               Since
                                                    1 year      5 years      inception
        Investor A Shares                         5.01%        5.16%        5.15  %
        Investor B Shares                         0.93%        4.89%        5.14  %
        Investor C Shares                         4.93%        5.20%        5.13  %
        Merrill Lynch 1-3 Year Treasury Index     7.00%        5.99%        5.68%**


        **From inception of Investor A Shares. The inception dates for the other classes shown may vary.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                                  Investor A    Investor B    Investor C
(Fees paid directly from your investment)           Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share         1.00%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                none(1)       none           1.00%(2
        Redemption fee, as a %
        of the amount sold                       none(3)       none          none
        ANNUAL FUND OPERATING EXPENSES(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                            0.30%         0.30%        0.30  %
        Distribution (12b-1) and shareholder
        servicing fees(5)                          0.25%         1.00%        1.00  %
        Other expenses                             0.32%         0.32%        0.32  %
                                                 ------        ------        --------
        Total annual Fund operating expenses       0.87%         1.62%        1.62  %
        Fee waivers and/or reimbursements         (0.10)%       (0.10)%      (0.10) %
                                                 ------        ------        --------
        Total net expenses(6)                      0.77%         1.52%        1.52   %
                                                 ======        ======        ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 41 for details.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 44 for details.

      (3)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 41 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)Distribution (12b-1) fees of 0.65% are voluntarily waived on Investor B Shares; however, there is no guarantee that these waivers will continue for any specified period of time. These waivers are not reflected in the table above.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares      $178       $365        $568        $1,153
  Investor B Shares      $155       $501        $872        $1,713
  Investor C Shares      $255       $501        $872        $1,914


        If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor C Shares      $155       $501        $872        $1,914

ABOUT THE FIXED INCOME FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]
             ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 35.


[GRAPHIC]    U.S. GOVERNMENT SECURITIES

             THIS FUND INVESTS MOST OF ITS
             ASSETS IN SECURITIES THAT ARE
             U.S. GOVERNMENT ISSUED OR GUARANTEED. THIS MEANS THE FUND IS GENERALLY NOT SUBJECT TO CREDIT RISK, BUT IT COULD EARN LESS INCOME THAN FUNDS THAT INVEST IN OTHER KINDS OF FIXED INCOME SECURITIES.


[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations Short-Intermediate Government Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks high current income consistent with modest fluctuation of principal.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund invests most of its assets in U.S. GOVERNMENT OBLIGATIONS and REPURCHASE AGREEMENTS relating to these obligations. It may invest in MORTGAGE-RELATED SECURITIES issued or backed by the U.S. government or corporations.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be five years or less, and its DURATION will be four years or less.

     When selecting individual investments, the portfolio management team:

    o looks at a FIXED INCOME SECURITY'S potential to generate both income and price appreciation

    o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, MORTGAGE-BACKED SECURITIES and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON PAGE 33
             AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Short-Intermediate Government Fund has the following risks:

      o INVESTMENT STRATEGY RISK - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

      o INTEREST RATE RISK - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

      o DERIVATIVES RISK - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
        Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o PREPAYMENT AND EXTENSION RISK - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1991   1992   1993   1994   1995   1996   1997   1998
9.25%* 5.69%  7.84% -2.59% 12.22%  2.98%  7.03%  6.39%

*Return is from inception (8-1-91) to 12-31-91.

YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -0.94%

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.


[GRAPHIC]    THERE ARE TWO KINDS OF FEES --  SALES CHARGES YOU PAY DIRECTLY,
             AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 4th quarter 1991:             4.77%
  Worst: 1st quarter 1994:            -1.78%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.


                                                                                   Since
                                                        1 year      5 years      inception
        Investor A Shares                             2.89%        4.41%        6.06  %
        Investor B Shares                             2.76%        4.61%        4.70  %
        Investor C Shares                             4.92%        4.72%        5.17  %
        Lehman Intermediate Government Bond Index     8.49%        6.45%        7.22%**


        **From inception of Investor A Shares. The inception dates for the other classes shown may vary.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        SHAREHOLDER FEES                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)   Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share         3.25%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                none(1)        3.00%(2)      1.00%(3)
        Redemption fee, as a %
        of the amount sold                       none(4)       none          none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                            0.30%        0.30  %       0.30  %
        Distribution (12b-1) and shareholder
        servicing fees                             0.25%        1.00  %       1.00  %
        Other expenses                             0.30%        0.30  %       0.30  %
                                                 ------        --------      --------
        Total annual Fund operating expenses       0.85%        1.60  %       1.60  %
                                                 ======        ========      ========
        Fee waivers and/or reimbursements         (0.05)%      (0.00) %      (0.00) %
                                                 ------        --------      --------
        Total net expenses(6)                      0.80%        1.60   %      1.60   %
                                                 ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 41 for details.

      (2)This charge decreases over time. Please see page 42 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 41 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 44 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 41 for details.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)Nations Short-Intermediate Government Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.80% for Investor A Shares, 1.60% for Investor B Shares, and 1.60% for Investor C Shares until May 2000. There is no guarantee that these limitations will continue after this date.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire May 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares      $404       $583        $777        $1,336
  Investor B Shares      $463       $705        $871        $1,699
  Investor C Shares      $263       $505        $871        $1,900


        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares      $163       $505        $871        $1,699
  Investor C Shares      $163       $505        $871        $1,900

ABOUT THE FIXED INCOME FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER
             THE FUND DOES NOT HAVE ITS
             OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER"
             FUND. A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER
             FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND
             FUND ARE SOMETIMES USED INTERCHANGEABLY.

             BAAI IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND TRADESTREET IS ITS SUB-ADVISER. TRADESTREET'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 35.


[GRAPHIC]    INTERMEDIATE-TERM SECURITIES
             THE PORTFOLIO MANAGEMENT TEAM FOCUSES ON FIXED INCOME SECURITIES
             WITH INTERMEDIATE TERMS. WHILE THESE SECURITIES GENERALLY WON'T
             EARN AS MUCH INCOME AS SECURITIES WITH LONGER TERMS, THEY TEND TO
             BE LESS SENSITIVE TO CHANGES IN INTEREST RATES.


[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

     Nations Intermediate Bond Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks to obtain interest income and capital appreciation.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund invests all of its assets in Nations Intermediate Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term FIXED INCOME SECURITIES that are INVESTMENT GRADE. The Master Portfolio can invest up to 35% of its assets in MORTGAGE-BACKED SECURITIES, including COLLATERALIZED MORTGAGE OBLIGATIONS
 (CMOs), that are backed by the U.S. government or one of its agencies or instrumentalities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Master Portfolio's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and six years. Its DURATION generally will be the same as the LEHMAN BROTHERS INTERMEDIATE/CORPORATE BOND INDEX.


     When selecting individual investments, the portfolio management team:

    o looks at a fixed income security's potential to generate both income and price appreciation

    o allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

    o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 33 AND IN THE SAI.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations Intermediate Bond Fund has the following risks:

      o INVESTMENT STRATEGY RISK - There is a risk that the value of the investments that the portfolio management team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.

      o INTEREST RATE RISK - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

      o DERIVATIVES RISK - The Master Portfolio may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Master
        Portfolio's volatility.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
        Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o PREPAYMENT AND EXTENSION RISK - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      o INVESTING IN THE MASTER PORTFOLIO - Other mutual funds and eligible investors can buy shares in the Master Portfolio. For example, the World Horizon U.S. Bond Fund, which is also managed by BAAI, invests all of its assets in the Master Portfolio.

        All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

 1994   1995   1996   1997   1998
-2.02%* 14.54%  3.14%  6.54%  7.32%

*Return is from inception (1-24-94) to 12-31-94.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -0.91%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1995:             4.50%
  Worst: 1st quarter 1996:            -1.06%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998*
        The table shows the Fund's average annual total return for each period, compared with the LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX, an index of U.S. government and agency securities and U.S. Treasury securities. All dividends are reinvested.


                                                                        Since
                                                        1 year        inception
        Investor A Shares                             1.14%          4.58  %
        Investor C Shares                             6.18%          6.17  %
        Lehman Intermediate Government Bond Index     8.49%          6.35%***


        **Investor B Shares have been in operation for less than a full calendar year, so no performance information for this class of shares has been included in this prospectus.

        ***From inception of Investor A Shares. The inception dates for the other classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES - SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        SHAREHOLDER FEES                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)   Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share         3.25%        none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                  none(1)      3.00%(2)      1.00%(3)
        Redemption fee, as a %
        of the amount sold                         none         none           none

        ANNUAL FUND OPERATING EXPENSES(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                            0.40%        0.40  %       0.40  %
        Distribution (12b-1) and shareholder
        servicing fees                             0.25%        1.00  %       1.00  %
        Other expenses                             0.56%        0.56  %       0.56  %
                                                 ------        --------      --------
        Total annual Fund operating expenses       1.21%        1.96  %       1.96  %
        Fee waivers and/or reimbursements         (0.15)%      (0.15) %      (0.15) %
                                                 ------        --------      --------
        Total net expenses(6)                      1.06%        1.81   %      1.81   %
                                                 ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 41 for details.

      (2)This charge decreases over time. Please see page 42 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 44 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until May 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire May 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $430       $683        $  955      $1,732
  Investor B Shares     $484       $801        $1,043      $2,079
  Investor C Shares     $284       $601        $1,043      $2,273


        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $184       $601        $1,043      $2,079
  Investor C Shares     $184       $601        $1,043      $2,273

ABOUT THE FIXED INCOME FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 35.

[GRAPHIC]    MORE INVESTMENT OPPORTUNITIES

             THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES AS LONG AS THEY'RE INVESTMENT GRADE. THIS ALLOWS THE PORTFOLIO MANAGEMENT TEAM TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

 Nations Strategic Fixed Income Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks total return by investing in INVESTMENT GRADE FIXED INCOME SECURITIES.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 65% of its assets in investment grade fixed income securities. The portfolio management team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

     The Fund may invest in:

      o corporate DEBT SECURITIES, including bonds, notes and debentures

      o U.S. GOVERNMENT OBLIGATIONS

      o foreign debt securities denominated in U.S. dollars

      o MORTGAGE-RELATED SECURITIES issued by governments

      o ASSET-BACKED SECURITIES

      o MUNICIPAL SECURITIES


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be 10 years or less and will never be more than 15 years.


     When selecting individual investments, the portfolio management team:

    o looks at a fixed income security's potential to generate both income and price appreciation

    o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, MORTGAGE-BACKED SECURITIES and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 33 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


[GRAPHIC]
        RISKS AND OTHER THINGS TO CONSIDER


        Nations Strategic Fixed Income Fund has the following risks:

      o INVESTMENT STRATEGY RISK - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

      o INTEREST RATE RISK - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

      o DERIVATIVES RISK - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
        Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o PREPAYMENT AND EXTENSION RISK - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.


[GRAPHIC]    THERE ARE TWO KINDS OF FEES --  SALES CHARGES YOU PAY DIRECTLY,
             AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.


[BAR CHART APPEARS HERE]

1992     1993     1994      1995      1996      1997      1998
1.11%*  10.61%   -3.51%    17.05%     1.92%     8.26%     6.94%

*Return is from inception (11-19-92) to 12-31-92.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -1.60%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1995:             5.90%
  Worst: 1st quarter 1994:            -2.85%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the LEHMAN AGGREGATE BOND INDEX, an index made up of the LEHMAN GOVERNMENT/CORPORATE INDEX, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.


                                                                     Since
                                          1 year      5 years      inception
        Investor A Shares               3.45%        5.22%        6.16  %
        Investor B Shares               3.31%        5.40%        5.59  %
        Investor C Shares               5.46%        5.53%        6.35  %
        Lehman Aggregate Bond Index     8.69%        7.27%        7.85%**


        **From inception of Investor A Shares. The inception dates for the other classes shown may vary.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        SHAREHOLDER FEES                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)   Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price                 3.25%         none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                   none(1)     3.00%(2)      1.00%(3)
        Redemption fee, as a %
        of the amount sold                          none(4)    none          none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                          0.40%          0.40  %       0.40  %
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%          1.00  %       1.00  %
        Other expenses                           0.30%          0.30  %       0.30  %
                                                 -----         --------      --------
        Total annual Fund operating expenses     0.95%          1.70  %       1.70  %
                                                 =====         ========      ========

[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 41 or details.

      (2)This charge decreases over time. Please see page 42 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 41 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 44 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 41 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $419       $618        $834        $1,455
  Investor B Shares     $473       $736        $923        $1,810
  Investor C Shares     $273       $536        $923        $2,009


        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $173       $536        $923        $1,810
  Investor C Shares     $173       $536        $923        $2,009

ABOUT THE FIXED INCOME FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.



[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 35.


[GRAPHIC]    MORTGAGE-BACKED SECURITIES

             THIS FUND INVESTS IN MORTGAGE-
             BACKED SECURITIES. MORTGAGE-BACKED SECURITIES TEND TO PAY HIGHER INCOME THAN U.S. TREASURY BONDS AND OTHER GOVERNMENT-BACKED BONDS WITH SIMILAR MATURITIES, BUT ALSO HAVE SPECIFIC RISKS ASSOCIATED WITH THEM. THEY PAY A MONTHLY AMOUNT THAT INCLUDES A PORTION OF THE PRINCIPAL ON THE UNDERLYING MORTGAGES, AS WELL AS INTEREST.

 Nations Government Securities Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks high current income consistent with moderate fluctuation of principal.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund invests at least 65% of its assets in intermediate-term U.S. GOVERNMENT OBLIGATIONS.

     It may invest in:

    o MORTGAGE-RELATED SECURITIES issued by governments or corporations

    o ASSET-BACKED SECURITIES or MUNICIPAL SECURITIES rated INVESTMENT GRADE at the time of investment, or unrated if the portfolio management team believes they are of comparable quality to investment grade securities at the time of investment

    o corporate DEBT SECURITIES, including bonds, notes and debentures rated investment grade at the time of investment, or unrated if the portfolio management team believes they are of comparable quality to investment grade securities at the time of investment


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between five and 30 years.


     When selecting individual investments, the portfolio management team:

    o looks at a FIXED INCOME SECURITY'S potential to generate both income and price appreciation

    o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, MORTGAGE-BACKED SECURITIES and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 33 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations Government Securities Fund has the following risks:

      o INVESTMENT STRATEGY RISK - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

      o INTEREST RATE RISK - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

      o DERIVATIVES RISK - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
        Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o PREPAYMENT AND EXTENSION RISK - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

 1991   1992   1993   1994   1995   1996   1997   1998
11.49%* 5.08%  7.61% -5.32% 14.99%  2.28%  8.29%  8.16%

*Return is from inception (4-17-91) to 12-31-91.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -2.99%

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEXES' RETURNS DO NOT REFLECT SALES CHARGES.


[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 3rd quarter 1991:             5.16%
  Worst: 1st quarter 1994:            -3.04%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the LEHMAN INTERMEDIATE TREASURY INDEX and the SALOMON BROTHERS MORTGAGE INDEX. The Lehman Intermediate Treasury Index is an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested. The Salomon Brothers Mortgage Index is an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.


                                                                                   Since
                                                        1 year      5 years      inception
        Investor A Shares                             3.06%        4.44%        5.99  %
        Investor B Shares                             3.52%        4.81%        4.99  %
        Investor C Shares                             6.52%        4.98%        5.19  %
        Lehman Intermediate Government Bond Index     8.49%        6.45%        7.55%**
        Salomon Brothers Mortgage Index               6.98%        7.23%        8.07%**


        **From inception of Investor A Shares. The inception dates for the other classes shown may vary.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        SHAREHOLDER FEES                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)   Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share         4.75%       none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                none(1)        5.00%(2)      1.00%(3)
        Redemption fee, as a %
        of the amount sold                       none(4)       none          none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                            0.50%        0.50  %       0.50  %
        Distribution (12b-1) and shareholder
        servicing fees                             0.25%        1.00  %       1.00  %
        Other expenses                             0.36%        0.36  %       0.36  %
                                                 ------        --------      --------
        Total annual Fund operating expenses       1.11%        1.86  %       1.86  %
        Fee waivers and/or reimbursements         (0.10)%      (0.10) %      (0.10) %
                                                 ------        --------      --------
        Total net expenses(6)                      1.01%        1.76   %      1.76   %
                                                 ======        ========      ========

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 41 for details.

      (2)This charge decreases over time. Please see page 42 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 41 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 44 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 41 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)Nations Government Securities Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.10% for Investor A Shares, 1.85% for Investor B Shares, and 1.85% for Investor C Shares until May 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire May 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Investor A Shares     $573       $802        $1,049      $1,756
  Investor B Shares     $679       $875        $1,197      $1,975
  Investor C Shares     $279       $575        $  997      $2,172


        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                        1 year     3 years     5 years     10 years
  Investor B Shares     $179       $575        $997        $1,975
  Investor C Shares     $179       $575        $997        $2,172

ABOUT THE FIXED INCOME FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER

             BOATMEN'S CAPITAL MANAGEMENT, INC. (BOATMEN'S) IS THIS FUND'S SUB-ADVISER. BOATMEN'S FIXED INCOME COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT BOATMEN'S ON PAGE 35.


[GRAPHIC]    LONGER-TERM SECURITIES

             THIS FUND INVESTS IN SECURITIES WITH TERMS OF MORE THAN FIVE YEARS. THESE SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN SECURITIES WITH SHORTER TERMS, BUT THEY ARE ALSO MORE SENSITIVE TO CHANGES IN INTEREST RATES.


[GRAPHIC]    DURATION

             DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

 Nations U.S. Government Bond Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks total return and preservation of capital by investing in U.S. government securities and REPURCHASE AGREEMENTS collateralized by such securities.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 65% of its assets in U.S. government securities and repurchase agreements secured by these securities.

     The Fund may also invest in:

   o MORTGAGE-BACKED SECURITIES

   o ZERO COUPON BONDS

   o corporate DEBT SECURITIES rated INVESTMENT GRADE at the time of investment, or unrated if the portfolio management team believes they are of comparable quality to investment grade securities at the time of investment

   o foreign debt securities denominated in U.S. dollars.

   o DOLLAR ROLL TRANSACTIONS


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be between five and 30 years.



 When selecting individual investments, the portfolio management team uses a disciplined, prudent approach, based on its analysis of economic trends. The team:

    o looks at a FIXED INCOME SECURITY'S potential to generate both income and price appreciation

    o emphasizes securities with a longer DURATION when it believes that the economy is in a period of stable inflation

    o emphasizes securities with a shorter duration when it expects a period of rising inflation

    o uses a variety of other techniques to help manage risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 33 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

        Nations U.S. Government Bond Fund has the following risks:

      o INVESTMENT STRATEGY RISK - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

      o INTEREST RATE RISK - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

      o DERIVATIVES RISK - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
        Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o PREPAYMENT AND EXTENSION RISK - The value of the Fund's MORTGAGE-BACKED SECURITIES can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

 1995   1996   1997   1998
17.06%* 1.76%  8.05%  8.11%

*Return is from inception (2-7-95) to 12-31-95.

YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -3.29%

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.


[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1995:             7.21%
  Worst: 1st quarter 1996:            -2.85%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the LEHMAN GOVERNMENT BOND INDEX, an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.


                                                          Since
                                           1 year       inception
        Investor A Shares                2.97%         7.51  %
        Investor B Shares                3.49%         9.02  %
        Investor C Shares                6.68%         8.31  %
        Lehman Government Bond Index     9.85%         9.71%**


        **From inception of Investor A Shares. The inception dates for the other classes shown may vary.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        SHAREHOLDER FEES                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)    Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases,
        as a % of offering price                   4.75%       none          none
        Maximum deferred sales charge
        as a % of net asset value                none(1)        5.00%(2)      1.00%(3)
        Redemption fee, as a %
        of the amount sold                       none(4)       none          none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                            0.50%        0.50  %       0.50  %
        Distribution (12b-1) and shareholder
        servicing fees                             0.25%        1.00  %       1.00  %
        Other expenses                             0.39%        0.39  %       0.39  %
                                                 ------        --------      --------
        Total annual Fund operating expenses       1.14%        1.89  %       1.89  %
        Fee waivers and/or reimbursements         (0.10)%      (0.10) %      (0.10) %
                                                 ------        --------      --------
        Total net expenses(6)                      1.04%        1.79   %      1.79   %
                                                 ======        ========      ========


      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 41 for details.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

      (2)This charge decreases over time. Please see page 42 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 41 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 44 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 41 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor A Shares     $576       $811        $1,065      $1,789
  Investor B Shares     $682       $884        $1,212      $2,008
  Investor C Shares     $282       $584        $1,012      $2,203


        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years
  Investor B Shares     $182       $584        $1,012      $2,008
  Investor C Shares     $182       $584        $1,012      $2,203

ABOUT THE FIXED INCOME FUNDS
--------------------------------------------------------------------------------
[GRAPHIC]    ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS FUND'S SUB-ADVISER. TRADESTREET'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT TRADESTREET ON PAGE 35.

[GRAPHIC]    HIGH YIELD BONDS

             ALTHOUGH THIS FUND INVESTS PRIMARILY IN INVESTMENT GRADE SECURITIES, IT CAN INVEST UP TO 35% OF ITS ASSETS IN HIGH YIELD BONDS. HIGH YIELD BONDS OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF BONDS WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

             THE FUND TRIES TO MANAGE THIS RISK BY HOLDING A LARGE PART OF ITS ASSETS IN INVESTMENT GRADE DEBT SECURITIES. THIS ALLOWS THE FUND TO MAINTAIN AN AVERAGE QUALITY WELL WITHIN THE INVESTMENT GRADE CATEGORY.

 Nations Diversified Income Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of FIXED INCOME SECURITIES.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES

        This Fund normally invests at least 65% of its assets in INVESTMENT GRADE DEBT SECURITIES.

     The Fund may invest in:
    o corporate debt securities
    o U.S. GOVERNMENT OBLIGATIONS
    o foreign debt securities denominated in U.S. dollars or foreign currencies
    o MORTGAGE-RELATED SECURITIES issued by governments and non-government issuers

 The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "B" or better by Moody's or S&P. The portfolio management team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's AVERAGE DOLLAR-WEIGHTED MATURITY will be more than five years.

     When selecting individual investments, the portfolio management team:

    o looks at a fixed income security's potential to generate both income and price appreciation

    o allocates assets primarily among U.S. government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    o tries to maintain a DURATION that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

    o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 33 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations Diversified Income Fund has the following risks:

      o INVESTMENT STRATEGY RISK - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

      o INTEREST RATE RISK - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      o DERIVATIVES RISK - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
        Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      o PREPAYMENT AND EXTENSION RISK - The value of the Fund's MORTGAGE-BACKED SECURITIES can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.


[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[BAR CHART APPEARS HERE]

1992     1993     1994      1995      1996      1997      1998
1.38%*  15.62%   -2.74%    20.61%     2.21%     8.32%     7.27%

*Return is from inception (11-25-92) to 12-31-92.

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -2.27%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 2nd quarter 1995:             7.42%
  Worst: 1st quarter 1996:            -3.24%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the LEHMAN GOVERNMENT/CORPORATE BOND INDEX, an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.


                                                                                Since
                                                     1 year      5 years      inception
        Investor A Shares                          1.14%        5.60%        7.33  %
        Investor B Shares                          1.63%        5.98%        6.60  %
        Investor C Shares                          5.62%        6.37%        7.99  %
        Lehman Government/Corporate Bond Index     8.49%        6.45%        6.87%**


        **From inception of Investor A Shares. The inception dates for the other classes shown may vary.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        SHAREHOLDER FEES                                      Investor A  Investor B  Investor C
        (Fees paid directly from your investment)                Shares      Shares      Shares
        Maximum sales charge (load) imposed on purchases,
        as a % of offering price                                4.75%     none        none
        Maximum deferred sales charge
        as a % of net asset value                             none(1)      5.00%(2)    1.00%(3)
        Redemption fee, as a %
        of the amount sold                                    none(4)     none        none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.50%      0.50  %     0.50  %
        Distribution (12b-1) and shareholder servicing fees     0.25%      1.00  %     1.00  %
        Other expenses                                          0.32%      0.32  %     0.32  %
                                                              ------      --------    --------
        Total annual Fund operating expenses                    1.07%      1.82  %     1.82  %
        Fee waivers and/or reimbursements                      (0.10)%    (0.10) %    (0.10) %
                                                              ------      --------    --------
        Total net expenses(6)                                   0.97%      1.72   %    1.72   %
                                                              ======      ========    ========

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 41 for details.

      (2)This charge decreases over time. Please see page 42 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 41 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 44 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 41 for details.

      (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)Nations Diversified Income Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.97% for Investor A Shares, 1.72% for Investor B Shares, and 1.72% for Investor C Shares until May 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire May 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Investor A Shares     $569       $790        $1,029      $1,712
  Investor B Shares     $675       $863        $1,176      $1,932
  Investor C Shares     $275       $563        $  976      $2,129


        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                        1 year     3 years     5 years     10 years
  Investor B Shares     $175       $563        $976        $1,932
  Investor C Shares     $175       $563        $976        $2,129

[GRAPHIC]    Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:


      o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      o PORTFOLIO TURNOVER - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term CAPITAL GAINS to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.

        All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

        A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC]    How the Funds are managed

 INVESTMENT ADVISER
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the Fixed Income Funds described in this prospectus.


 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.


 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until May 2000 or July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after these dates.


 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                  Maximum     Actual fee
                                                  advisory     paid last
                                                    fee(1)    fiscal year
  Nations Short-Term Income Fund                 0.30%       0.30%
  Nations Short-Intermediate Government Fund     0.30%       0.40%
  Nations Intermediate Bond Fund(2)              0.40%       0.21%
  Nations Strategic Fixed Income Fund            0.40%       0.50%
  Nations Government Securities Fund             0.50%       0.50%
  Nations U.S. Government Bond Fund              0.50%       0.32%
  Nations Diversified Income Fund                0.50%       0.50%


(1)These fees are the current contract levels, which in most cases have been reduced from the contract levels in effect during the last fiscal year.

(2)This Fund doesn't have its own investment adviser because it invests in Nations Intermediate Bond Master Portfolio. BAAI is the investment adviser to the Master Portfolio.

[GRAPHIC]    TRADESTREET INVESTMENT
             ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC]    BOATMEN'S CAPITAL
             MANAGEMENT, INC.

             100 NORTH BROADWAY
             ST. LOUIS, MISSOURI 63102

 INVESTMENT SUB-ADVISERS
 Nations Funds and BAAI have engaged investment sub-advisers to provide day-to-day portfolio management for the Funds. These sub-advisers function under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.


 TRADESTREET INVESTMENT ASSOCIATES, INC.
 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS.


 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds family. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 TradeStreet is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                             TradeStreet Team
  Nations Short-Term Income Fund                 Fixed Income Management Team
  Nations Short-Intermediate Government Fund     Fixed Income Management Team
  Nations Intermediate Bond Fund(1)              Fixed Income Management Team
  Nations Strategic Fixed Income Fund            Fixed Income Management Team
  Nations Government Securities Fund             Fixed Income Management Team
  Nations Diversified Income Fund                Fixed Income Management Team

(1)Nations Intermediate Bond Fund doesn't have its own investment sub-adviser because it invests in Nations Intermediate Bond Master Portfolio. TradeStreet is the investment sub-adviser to the Master Portfolio.

 BOATMEN'S CAPITAL MANAGEMENT, INC.
 Boatmen's is a wholly-owned subsidiary of Bank of America. Boatmen's is the investment sub-adviser to Nations U.S. Government Bond Fund. Boatmen's Fixed Income Committee is responsible for making the day-to-day investment decisions for the Fund.

[GRAPHIC]    STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201

[GRAPHIC]    FIRST DATA INVESTOR
             SERVICES GROUP, INC.

             101 FEDERAL STREET
             BOSTON, MASSACHUSETTS 02110


 OTHER SERVICE PROVIDERS
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.22% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC]    WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE
             PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING
             AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING
             AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT
             PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS,
             BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL
             INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

[GRAPHIC]    FOR MORE INFORMATION
             ABOUT HOW TO CHOOSE A
             SHARE CLASS, CONTACT YOUR
             INVESTMENT PROFESSIONAL OR
             CALL US AT 1.800.321.7854.

[GRAPHIC]    BEFORE YOU INVEST,
             PLEASE NOTE THAT OVER
             TIME, DISTRIBUTION (12B-1)
             AND SHAREHOLDER SERVICING
             FEES WILL INCREASE THE COST
             OF YOUR INVESTMENT, AND MAY
             COST YOU MORE THAN ANY SALES
             CHARGES YOU MAY PAY. FOR
             MORE INFORMATION, SEE
             HOW SELLING AND SERVICING
             AGENTS ARE PAID.

[GRAPHIC]    Choosing a share class

 Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares for each Fund offered by this prospectus except Nations Short-Term Income Fund, which doesn't offer Investor B Shares.

 Each class has its own sales charges and fees. The table below compares the charges and fees of the share classes.


                                                     Nations                  Nations
                                               Short-Intermediate            Government
                                                Government Fund,           Securities Fund,
                                                     Nations                   Nations
                                                  Intermediate             U.S. Government
                             Nations                 Bond Fund,               Bond Fund,
                           Short-Term            Nations Strategic       Nations Diversified
Investor A Shares          Income Fund           Fixed Income Fund           Income Fund
  Maximum amount you            no limit                 no limit                 no limit
  can buy
  Maximum front-end              1.00%                    3.25%                    4.75%
  sales charge
  Maximum deferred                none                     none                     none
  sales charge(1)
  Redemption fee(2)               none                     none                     none
  Maximum annual                 0.25%                    0.25%                    0.25%
  distribution           distribution (12b-1)/    distribution (12b-1)/    distribution (12b-1)/
  and shareholder             service fee(3)           service fee              service fee
  servicing fees
  Conversion feature              none                     none                     none


(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 41 for details.

(2) A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 41 for details.

(3) Nations Short-Term Income Fund pays this fee under a separate servicing plan.

                                                     Nations                  Nations
                                               Short-Intermediate            Government
                                                Government Fund,           Securities Fund,
                                                     Nations                   Nations
                                                  Intermediate             U.S. Government
                             Nations                 Bond Fund,               Bond Fund,
                           Short-Term            Nations Strategic       Nations Diversified
Investor A Shares          Income Fund           Fixed Income Fund           Income Fund
  Maximum                  $250,000               $250,000                $250,000
  amount you can
  buy
  Maximum                    none                   none                    none
  front-end sales
  charge
  Maximum                    none                   3.00%(1)                5.00%(1)
  deferred sales
  charge
  Redemption fee             none                    none                    none
  Maximum annual             0.75%                  0.75  %                 0.75  %
  distribution and       distribution            distribution            distribution
  shareholder            (12b-1) fee              (12b-1) fee             (12b-1) fee
  servicing fees        0.25% service fee       0.25% service fee       0.25% service fee
  Conversion                  yes                     yes                     yes
  feature


(1)This charge decreases over time. Please see page 42 for details. Different charges apply to Investor B Shares of certain funds bought before January 1, 1996 and after July 31, 1997. Please see page 41 for details.


                                                     Nations                  Nations
                                               Short-Intermediate            Government
                                                Government Fund,           Securities Fund,
                                                     Nations                   Nations
                                                  Intermediate             U.S. Government
                             Nations                 Bond Fund,               Bond Fund,
                           Short-Term            Nations Strategic       Nations Diversified
Investor A Shares          Income Fund           Fixed Income Fund           Income Fund
  Maximum amount              no limit               no limit                no limit
  you can buy
  Maximum                       none                   none                    none
  front-end sales
  charge
  Maximum deferred              1.00%                  1.00%                   1.00%
  sales charge(1)
  Redemption fee                 none                   none                    none
  Maximum annual                 0.75%                 0.75%                   0.75%
  distribution and           distribution          distribution            distribution
  shareholder                (12b-1) fee           (12b-1) fee             (12b-1) fee
  servicing fees           0.25% service fee     0.25% service fee       0.25% service fee
  Conversion feature            none                   none                    none


(1)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 44 for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

[GRAPHIC]    THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS
             ANY SALES CHARGE THAT APPLIES.

             THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.


[GRAPHIC]    ABOUT INVESTOR A SHARES

        There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.


        FRONT-END SALES CHARGE
        You'll pay a front-end sales charge when you buy Investor A Shares, unless:

         o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY
           A SALES CHARGE

         o you're reinvesting distributions

        The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- the larger the investment, the smaller the sales charge.

                         Nations Short-Term Income Fund
                                                                          Amount
                                                                          retained
                                                                          by selling
  Amount you bought             Sales charge          Sales charge        agents
                                as a % of the        as a % of the        as a % of the
                               offering price       net asset value       offering price
                                  per share            per share          per share
$          0-$99,999           1.00%                1.01%                  0.75  %
$   100,000-$249,999           0.75%                0.76%                  0.50  %
$   250,000-$999,999           0.50%                0.50%                  0.40  %
  $1,000,000 or more           0.00%                0.00%                  1.00%(1)


                         Nations Short-Intermediate Government Fund
                               Nations Intermediate Bond Fund
                            Nations Strategic Fixed Income Fund
                                                                          Amount
                                                                          retained
                                                                          by selling
  Amount you bought             Sales charge          Sales charge        agents
                                as a % of the        as a % of the        as a % of the
                               offering price       net asset value       offering price
                                  per share            per share          per share
$        0-$99,999             3.25%                3.36%                  3.00  %
  $100,000- $249,999           2.50%                2.56%                  2.25  %
  $250,000- $499,999           2.00%                2.04%                  1.75  %
  $500,000- $999,999           1.50%                1.53%                  1.25  %
  $1,000,000 or more           0.00%                0.00%                  1.00%(1)


                             Nations Government Securities Fund
                             Nations U.S. Government Bond Fund
                              Nations Diversified Income Fund
                                                                          Amount
                                                                          retained
                                                                          by selling
  Amount you bought             Sales charge          Sales charge        agents
                                as a % of the        as a % of the        as a % of the
                               offering price       net asset value       offering price
                                  per share            per share          per share
$          0-$49,999           4.75%                4.99%                  4.25  %
$     50,000-$99,999           4.50%                4.71%                  4.00  %
$   100,000-$249,999           3.50%                3.63%                  3.00  %
$   250,000-$499,999           2.50%                2.56%                  2.25  %
$   500,000-$999,999           2.00%                2.04%                  1.75  %
  $1,000,000 or more           0.00%                0.00%                  1.00%(1)


     (1) 1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25%
         on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

        CONTINGENT DEFERRED SALES CHARGE
        If you own or buy $1,000,000 or more of Investor A Shares, there are two situations when you'll pay a CDSC:

        o If you bought your shares before August 1, 1999, and you sell them:
           o during the first year you own them, you'll pay a CDSC of 1.00%
           o during the second year you own them, you'll pay a CDSC of 0.50%

        o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.

        The CDSC is calculated from the day your purchase is accepted (the TRADE DATE). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

        You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


        REDEMPTION FEE
        There are two situations when we'll charge a 1% redemption fee on the sale of Investor A Shares:

      o if you bought $1,000,000 or more Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them

      o if an employee benefit plan made its initial investment in Investor A Shares between July 31, 1997 and November 15, 1998 and sold those shares within 18 months of buying them because the plan sold all of its Nations Funds holdings


        The fee is deducted from the amount sold and is paid to the Fund. The Fund can reduce or cancel the fee at any time. This fee doesn't apply to Nations Intermediate Bond Fund.


[GRAPHIC]    ABOUT INVESTOR B SHARES

        You can buy up to $250,000 of Investor B Shares at a time. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them. Investor B Shares are not available for Nations Short-Term Income Fund.


        CONTINGENT DEFERRED SALES CHARGE
        You'll pay a CDSC when you sell your Investor B Shares, unless:

        o you bought the shares on or after January 1, 1996 and before August 1, 1997

        o you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 46


        The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

                               Nations Short-Intermediate Government Fund
                                     Nations Intermediate Bond Fund
                                  Nations Strategic Fixed Income Fund
If you sell your shares
during the following year:                                 You'll pay a CDSC of:
---------------------------------   --------------------------------------------------------------------
                                                                                   Shares
                                                                                     you
                                                                                   bought        Shares
                                       Shares                                    on or after      you
                                     you bought    Shares you bought between      1/1/1996       bought
                                        after       8/1/1997 and 11/15/1998      and before      before
                                     11/15/1998    in the following amounts:      8/1/1997      1/1/1996
                                    ------------   --------------------------   ------------   ---------
                                                                    $500,000-
                                                    $0-$499,999     $999,999
 the first year you own them        3.0%           3.0%            2.0%             none       4.0%
 the second year you own them       3.0%           2.0%            1.0%             none       3.0%
 the third year you own them        2.0%           1.0%               none          none       3.0%
 the fourth year you own them       1.0%               none           none          none       2.0%
 the fifth year you own them           none            none           none          none       2.0%
 the sixth year you own them           none            none           none          none       1.0%
 after six years of owning them        none            none           none          none       none


                              Nations Government Securities Fund
                               Nations U.S. Government Bond Fund
                                Nations Diversified Income Fund
If you sell your shares
during the following year:                                 You'll pay a CDSC of:
--------------------------------- -----------------------------------------------------------------------
                                                                                      Shares
                                                                                        you
                                                                                      bought       Shares
                                     Shares                                         on or after     you
                                   you bought       Shares you bought between        1/1/1996      bought
                                      after          8/1/1997 and 11/15/1998        and before     before
                                   11/15/1998       in the following amounts:        8/1/1997     1/1/1996
                                  ------------ ----------------------------------- ------------  ---------
                                                              $250,000-  $500,000-
                                                $0-$249,999   $499,999   $999,999
 the first year you own them      5.0%         4.0%          3.0%       2.0%           none     5.0%
 the second year you own them     4.0%         3.0%          2.0%       1.0%           none     4.0%
 the third year you own them      3.0%         3.0%          1.0%          none        none     3.0%
 the fourth year you own them     3.0%         2.0%             none       none        none     2.0%
 the fifth year you own them      2.0%         1.0%             none       none        none     2.0%
 the sixth year you own them      1.0%             none         none       none        none     1.0%
 after six years of owning them      none          none         none       none        none       none

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

        ABOUT THE CONVERSION FEATURE
        Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

              Nations Short-Intermediate Government Fund
                    Nations Intermediate Bond Fund
                 Nations Strategic Fixed Income Fund
                                     Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for
  after November 15, 1998                      eight years
  between August 1, 1997
  and November 15, 1998
$               0-$249,999                      six years
$         250,000-$499,999                      six years
$         500,000-$999,999                      five years
  before August 1, 1997                         six years


                   Nations Government Securities Fund
                    Nations Diversified Income Fund
                   Nations U.S. Government Bond Fund
                                       Will convert to Investor A Shares
Investor B Shares you bought              after you've owned them for
  after November 15, 1998                        eight years
  between August 1, 1997
  and November 15, 1998
$               0-$249,999                        nine years
$         250,000-$499,999                        six years
$         500,000-$999,999                        five years
  before August 1, 1997                          eight years


        The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.


        Here's how the conversion works:

        o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

        o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Funds Money Market Fund.

        o Conversions are free from federal tax.

[GRAPHIC]    PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION
             ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

             YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

             WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

[GRAPHIC]    ABOUT INVESTOR C SHARES

        There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

        CONTINGENT DEFERRED SALES CHARGE
        You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

         o you received the shares from reinvested distributions

         o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 46

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

        WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

        FRONT-END SALES CHARGES
        (Investor A Shares)

        There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        o COMBINE PURCHASES YOU'VE ALREADY MADE
          Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

        o COMBINE PURCHASES YOU PLAN TO MAKE
          By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

          o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

          o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

          o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

          o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

          o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

       o COMBINE PURCHASES WITH FAMILY MEMBERS
         You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.


      The following investors can buy Investor A Shares without paying a front-end sales charge:

      o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      o banks, trust companies and thrift institutions, acting as fiduciaries

      o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested through a trust account established with certain trustees and invested in the Funds within 90 days

      o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      o registered personnel and employees of these broker/dealers may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of their employer as long as these purchases are made for their own investment purposes

      o employees or partners of any service provider to the Funds

      o investors who buy through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds Personal Investment Planner accounts, wrap fee accounts and other managed agency/asset allocation accounts

      o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        The following plans can buy Investor A Shares without paying a front-end sales charge:

         o pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)


        o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

          o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

          o be an employer-sponsored plan with at least 100 eligible participants, or

          o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent


        You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. First Data, Stephens or their agents must receive your written request within 120 days after you sell your shares.


        Stephens may pay selling agents up to 1.00% of the net asset value of Investor A Shares bought without a sales charge. Stephens may be reimbursed through any CDSC that applies.

        CONTINGENT DEFERRED SALES CHARGES
        (Investor A, Investor B and Investor C Shares)

        You won't pay a CDSC on the following transactions:

         o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

    o the following retirement plan distributions:

        o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

        o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

        o a tax-free return of an excess contribution to an IRA

        o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

       o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

       o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

       o withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000


        We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.

        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. First Data, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]
             WHEN YOU SELL SHARES OF A MUTUAL, FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.


[GRAPHIC]    Buying, selling and exchanging shares

 You can invest in the Funds through your selling agent or directly from Nations Funds.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                          Ways to
                       buy, sell or              How much you can buy,
                         exchange                  sell or exchange                              Other things to know
                    ------------------ ---------------------------------------- ----------------------------------------------------
Buying shares       In a lump sum      minimum initial investment:              There is no limit to the amount you can invest in
                                       o $1,000 for regular accounts            Investor A and C Shares. You can invest up to
                                       o $500 for traditional and Roth IRA      $250,000 in Investor B Shares at a time.
                                       accounts
                                       o $250 for certain fee-based accounts    Investor B Shares are not available for Nations
                                       o no minimum for certain retirement      Short-Term Income Fund.
                                       plan accounts like 401(k) plans and
                                       SEP accounts, but other restrictions
                                       apply
                                       minimum additional investment:
                                       o $100 for all accounts
                    Using our          minimum initial investment:              You can buy shares monthly, twice a month or
                    Systematic         o $100                                   quarterly, using automatic transfers from your
                    Investment Plan    minimum additional investment:           bank account.
                                       o $50
------------------------------------------------------------------------------------------------------------------------------------
Selling shares      In a lump sum      o you can sell up to $50,000 of your     We'll deduct any CDSC from the amount you're
                                       shares by telephone, otherwise there     selling and send you or your selling agent the
                                       are no limits to the amount you can      balance, usually within three business days of
                                       sell                                     receiving your order.
                                       o other restrictions may apply to        If you paid for your shares with a check that
                                       withdrawals from retirement plan         wasn't certified, we'll hold the sale proceeds
                                       accounts                                 when you sell those shares for at least 15 days
                                                                                after the trade date of the purchase, or until the
                                                                                check has cleared.
                    Using our          o minimum $25 per withdrawal             Your account balance must be at least $10,000
                    Automatic                                                   to set up the plan. You can make withdrawals
                    Withdrawal Plan                                             monthly, twice a month or quarterly. We'll send
                                                                                your money by check or deposit it directly to
                                                                                your bank account. No CDSC is deducted if you
                                                                                withdraw 12% or less of the value of your
                                                                                shares in a class.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares   In a lump sum      o minimum $1,000 per exchange            You can exchange your Investor A Shares for
                                                                                Investor A Shares of any other Nations Fund,
                                                                                except Index Funds. You won't pay a front-end
                                                                                sales charge, CDSC or redemption fee on the
                                                                                shares you're exchanging.
                                                                                You can exchange your Investor B Shares for:
                                                                                o Investor B Shares of any other Nations Fund,
                                                                                except Nations Funds Money Market Funds
                                                                                o Investor C Shares of Nations Funds Money
                                                                                Market Funds (before October 1, 1999)
                                                                                o Investor B Shares of Nations Reserves Money
                                                                                Market Funds (on or after October 1, 1999)
                                                                                You won't pay a CDSC on the shares you're
                                                                                exchanging.
                                                                                You can exchange your Investor C Shares for:
                                                                                o Investor C Shares of any other Nations Fund,
                                                                                except Nations Funds Money Market Funds
                                                                                o Daily Shares of Nations Funds Money Market
                                                                                Funds (before October 1, 1999)
                                                                                o Investor C Shares of Nations Reserves Money
                                                                                Market Funds (on or after October 1, 1999)
                                                                                If you received Investor C Shares of a Fund from
                                                                                an exchange of Investor A Shares of a Managed
                                                                                Index Fund, you can also exchange these shares
                                                                                for Investor A Shares of an Index Fund.
                                                                                You won't pay a CDSC on the shares you're
                                                                                exchanging.
------------------------------------------------------------------------------------------------------------------------------------
                    Using our          o minimum $25 per exchange               This feature is not available for Investor B
                    Automatic                                                   Shares. You must already have an investment in
                    Exchange Feature                                            the Funds you want to exchange. You can make
                                                                                exchanges monthly or quarterly.


[GRAPHIC]    A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE)
             IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON
             THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES
             EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

             THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL
             HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

 HOW SHARES ARE PRICED
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 VALUING SECURITIES IN A FUND
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

 HOW ORDERS ARE PROCESSED
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.


 TELEPHONE ORDERS
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

     Here's how telephone orders work:

        o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

        o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

        o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

        o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]    THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS
             ANY SALES CHARGE THAT APPLIES.

             THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

[GRAPHIC]    BUYING SHARES

        Here are some general rules for buying shares:

            o You buy Investor A Shares at the offering price per share. You buy
              Investor B and Investor C Shares at net asset value per share.

            o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

            o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

            o Shares you buy are recorded on the books of the Fund. We don't issue certificates unless you ask for them in writing, and we don't issue certificates for fractions of shares.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

        If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

           o $500 for traditional and Roth individual retirement accounts (IRAs)

           o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

           o $100 using our Systematic Investment Plan

           o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
             IRAs), salary reduction IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this


     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

[GRAPHIC]    FOR MORE INFORMATION
             ABOUT TELEPHONE ORDERS,
             SEE PAGE 50.

 SYSTEMATIC INVESTMENT PLAN
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

    o You can buy shares twice a month, monthly or quarterly.

    o You can choose to have us transfer your money on or about the 15th or the last day of the month.

    o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.


[GRAPHIC]    SELLING SHARES

        Here are some general rules for selling shares:

            o We'll deduct any CDSC from the amount you're selling and send you the balance.

            o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, First Data or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

            o If you're selling your shares directly through us, we'll send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

            o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

            o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared.

            o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to First Data. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

            o Under certain circumstances allowed under the Investment Company
              Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares, or delay payment of the sale proceeds for up to seven days.

            o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

[GRAPHIC]    YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND
             POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS
             PROSPECTUS CAREFULLY.

        We may sell your shares:

            o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

            o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

            o under certain other circumstances allowed under the 1940 Act


 AUTOMATIC WITHDRAWAL PLAN
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

           o Your account balance must be at least $10,000 to set up the plan.

           o If you set up the plan after you've opened your account, your signature must be guaranteed.

           o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

           o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

           o We'll send you a check or deposit the money directly to your bank account.

           o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]    EXCHANGING SHARES

        You can sell shares of one Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

        Here's how exchanges work:

            o You must exchange at least $1,000, or $25 if you use our Automatic
              Exchange Feature.

            o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

            o You may only make an exchange into a Fund that is legally sold in your state of residence.

            o You generally may only make an exchange into a Fund that is accepting investments.

            o We may limit the number of exchanges you can make within a specified period of time.

            o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

            o You cannot exchange any shares you own in certificate form until
              First Data has received the certificate and deposited the shares to your account.


     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.


        Here are some rules for exchanging Investor A Shares:

           o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

           o You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

           o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted later on when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.

           o If you received Investor A Shares of Nations Short-Term Income Fund directly or indirectly from an exchange of Investor B Shares of another Fund, you can exchange these shares for:

           o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds, or

           o Investor C Shares of Nations Funds Money Market Funds (before October 1, 1999)

           o Investor B Shares of Nations Reserves Money Market Funds (on or after October 1, 1999)


           A CDSC may apply to the shares you receive from the exchange, and to any Investor B Shares you receive from an exchange of these shares. The CDSC will be based on the period from when you bought your original Investor B Shares until you sell the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
        You can exchange Investor B Shares of a Fund for:

            o Investor B Shares of any other Nations Fund, except Nations Funds
              Money Market Funds

            o Investor C Shares of Nations Funds Money Market Funds (before
              October 1, 1999)

            o Investor B Shares of Nations Reserves Money Market Funds (on or
              after October 1, 1999)


        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.


        If you received Investor C Shares of a Nations Funds Money Market Fund from an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.


     EXCHANGING INVESTOR C SHARES
        You can exchange Investor C Shares of a Fund for:

           o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

           o Daily Shares of Nations Funds Money Market Funds (before October 1,
             1999)

           o Investor C Shares of Nations Reserves Money Market Funds (on or after October 1, 1999)


        If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.


        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.


        If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

 AUTOMATIC EXCHANGE FEATURE
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

     Here's how automatic exchanges work:

            o Send your request to First Data in writing or call 1.800.321.7854.

            o You must already have an investment in the Funds you want to exchange.

            o You can choose to have us transfer your money on or about the 15th or the last day of the month.

            o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]    THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU
             IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

             THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

             YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[GRAPHIC]    How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


 COMMISSIONS
 Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

    o up to 4.25% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

    o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

    o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly


 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.


 DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

 The amount of the fee depends on the class of shares you own:

                                       Maximum annual distribution (12b-1)
                                          and shareholder servicing fees
                                   (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and shareholder servicing fee(1)
 Investor B Shares     0.75% distribution (12b-1) fee , 0.25% shareholder servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee


(1)Nations Short-Term Income Fund pays this fee under a separate servicing plan.



 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.


 The Funds pay these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

     OTHER COMPENSATION
     Selling and servicing agents may also receive:

    o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds


    o additional amounts on all sales of shares:

      o up to 1.00% of the offering price per share of Investor A Shares

      o up to 1.00% of the net asset value per share of Investor B Shares

      o up to 1.00% of the net asset value per share of Investor C Shares

    o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.


 BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for related services they provide.

[GRAPHIC]    THE POWER OF COMPOUNDING

             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

[GRAPHIC]    Distributions and taxes

     ABOUT DISTRIBUTIONS
     A mutual fund can make money two ways:

    o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

    o A fund can also have CAPITAL GAIN if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 All of the Funds distribute any net realized capital gain at least once a year. All of the Funds, except Nations Intermediate Bond Fund, declare distributions of net investment income daily and pay them monthly. Nations Intermediate Bond Fund declares and pays distributions of net investment income monthly.


 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]    THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY
             AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A
             SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR
             OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE
             AND LOCAL TAXES THAT MAY APPLY.

[GRAPHIC]    FOR MORE INFORMATION ABOUT
             TAXES, PLEASE SEE THE SAI.

 HOW TAXES AFFECT YOUR INVESTMENT
 Distributions that come from a Fund's net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income.


 Distributions that come from a Fund's net capital gain (generally the excess of net long-term capital gain over net short-term capital loss), generally are taxable to you as net capital gain. Corporate shareholders won't be able to deduct any distributions from a Fund when determining their taxable income.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 WITHHOLDING TAX
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:


    o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

    o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

    o the IRS informs us that you're otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.

 TAXATION OF REDEMPTIONS AND EXCHANGES
 Your redemptions (including redemptions "in kind") and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]    Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.



 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.


 Financial Highlights for Investor B Shares of Nations Intermediate Bond Fund are not provided because this class of shares had not yet commenced operations during the period indicated.


 The financial highlights of Nations U.S. Government Bond Fund for the period ended May 16, 1997 were audited by other independent accountants.

NATIONS SHORT-TERM INCOME FUND                    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR ENDED          YEAR ENDED
INVESTOR A SHARES                                        3/31/99            03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 9.77            $ 9.68
Net investment income                                0.54              0.54
 Net realized and unrealized gain/(loss) on
 investments                                         0.02              0.09
Net increase/(decrease) in net asset value from
 operations                                          0.56              0.63
 DISTRIBUTIONS:
Dividends from net investment income                (0.54)            (0.54)
Distributions in excess of net investment income       --                --
 Distributions from capital                            --                --
Total dividends and distributions                   (0.54)            (0.54)
 Net asset value, end of period                     $ 9.79            $ 9.77
TOTAL RETURN++                                       5.85%             6.67%
=================================================== =======           =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $14,652           $13,688
Ratio of operating expenses to average net assets    0.70%(c)          0.76%(b)(c)
 Ratio of net investment income to average net
 assets                                              5.50%             5.55%
Portfolio turnover rate                                64%               66%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.05%(c)          1.06%(c)

INVESTOR A SHARES                                      YEAR ENDED     PERIOD ENDED   YEAR ENDED  YEAR ENDED
                                                        03/31/97#     03/31/96(A)#   11/30/95#   11/30/94#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 9.76           $ 9.84         $ 9.48      $ 10.01
Net investment income                                0.56             0.19           0.59         0.48
 Net realized and unrealized gain/(loss) on
 investments                                        (0.08)           (0.08)          0.36       ( 0.51)
Net increase/(decrease) in net asset value from
 operations                                          0.48             0.11           0.95       ( 0.03)
 DISTRIBUTIONS:
Dividends from net investment income                (0.56)           (0.19)          (0.59)     ( 0.46)
Distributions in excess of net investment income       --               --              --      ( 0.02)
 Distributions from capital                            --               --              --      ( 0.02)
Total dividends and distributions                   (0.56)           (0.19)          (0.59)     ( 0.50)
 Net asset value, end of period                     $ 9.68           $ 9.76         $ 9.84      $  9.48
TOTAL RETURN++                                       5.04%            1.13%          10.29%     ( 0.33)%
=================================================== =======          =======        =======     =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $6,169           $2,810         $2,969      $2,490
Ratio of operating expenses to average net assets    0.75%(b)         0.75%+          0.76%       0.71%
 Ratio of net investment income to average net
 assets                                              5.77%            5.87%+          6.12%       5.02%
Portfolio turnover rate                               172%              73%            224%       293%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.05%            1.08%+          1.06%       1.03%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the fees reduced by the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SHORT-TERM INCOME FUND                    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED          YEAR ENDED
INVESTOR B SHARES                                 3/31/99            03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 9.77            $ 9.68
Net investment income                                0.52              0.53
 Net realized and unrealized gain/(loss) on
 investments                                         0.02              0.09
Net increase/(decrease) in net asset value from
 operations                                          0.54              0.62
 DISTRIBUTIONS:
Dividends from net investment income                (0.52)            (0.53)
Distributions in excess of net investment income       --                --
 Distributions from capital                            --                --
Total dividends and distributions                   (0.52)            (0.53)
 Net asset value, end of period                     $ 9.79            $ 9.77
TOTAL RETURN++                                       5.70%             6.51%
=================================================== =======           =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $5,825            $4,602
Ratio of operating expenses to average net assets    0.85%(c)          0.91%(b)(c)
 Ratio of net investment income to average net
 assets                                              5.35%             5.40%
Portfolio turnover rate                                64%               66%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.80%(c)          1.21%(c)

INVESTOR B SHARES                                 YEAR ENDED     PERIOD ENDED   YEAR ENDED  YEAR ENDED
                                                  03/31/97#      03/31/96(A)#   11/30/95#   11/30/94#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 9.76           $ 9.84         $ 9.48       $ 10.01
Net investment income                                0.55             0.19           0.57          0.47
 Net realized and unrealized gain/(loss) on
 investments                                        (0.08)           (0.08)          0.36        ( 0.51)
Net increase/(decrease) in net asset value from
 operations                                          0.47             0.11           0.93        ( 0.04)
 DISTRIBUTIONS:
Dividends from net investment income                (0.55)           (0.19)          (0.57)      ( 0.45)
Distributions in excess of net investment income       --               --              --       ( 0.02)
 Distributions from capital                            --               --              --       ( 0.02)
Total dividends and distributions                   (0.55)           (0.19)          (0.57)      ( 0.49)
 Net asset value, end of period                     $ 9.68           $ 9.76         $ 9.84       $  9.48
TOTAL RETURN++                                       4.89%            1.08%          10.10%      ( 0.46)%
=================================================== =======          =======        =======      =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $5,536           $7,339         $8,873       $16,550
Ratio of operating expenses to average net assets    0.90%(b)         0.90%+          0.91%        0.85%
 Ratio of net investment income to average net
 assets                                              5.62%            5.72%+          5.97%        4.88%
Portfolio turnover rate                               172%              73%            224%         293%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.20%            1.23%+          1.21%        1.17%


                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SHORT-TERM INCOME FUND                    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      YEAR ENDED          YEAR ENDED
INVESTOR C SHARES                                      3/31/99            03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 9.77            $ 9.68
Net investment income                                    0.52              0.53
 Net realized and unrealized gain/(loss) on
 investments                                             0.02              0.09
Net increase/(decrease) in net asset value from
 operations                                              0.54              0.62
 DISTRIBUTIONS:
Dividends from net investment income                    (0.52)            (0.53)
Distributions in excess of net investment income           --                --
 Distributions from capital                                --                --
Total dividends and distributions                       (0.52)            (0.53)
 Net asset value, end of period                         $ 9.79            $ 9.77
TOTAL RETURN++                                           5.64%             6.51%
======================================================= =======           =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $1,744            $2,992
Ratio of operating expenses to average net assets        1.01%(c)          0.91%(b)(c)
 Ratio of net investment income to average net assets    5.19%             5.40%
Portfolio turnover rate                                    64%               66%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.80%(c)          1.21%(c)

INVESTOR C SHARES                                     YEAR ENDED     PERIOD ENDED   YEAR ENDED  YEAR ENDED
                                                      03/31/97#      03/31/96(A)#   11/30/95#   11/30/94#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 9.76           $ 9.84         $ 9.48      $ 10.01
Net investment income                                    0.55             0.19           0.57         0.46
 Net realized and unrealized gain/(loss) on
 investments                                            (0.08)           (0.08)          0.36       ( 0.51)
Net increase/(decrease) in net asset value from
 operations                                              0.47             0.11           0.93       ( 0.05)
 DISTRIBUTIONS:
Dividends from net investment income                    (0.55)           (0.19)          (0.57)     ( 0.44)
Distributions in excess of net investment income           --               --              --      ( 0.02)
 Distributions from capital                                --               --              --      ( 0.02)
Total dividends and distributions                       (0.55)           (0.19)          (0.57)     ( 0.48)
 Net asset value, end of period                         $ 9.68           $ 9.76         $ 9.84      $  9.48
TOTAL RETURN++                                           4.89%            1.07%          10.08%     ( 0.51)%
======================================================= =======          =======        =======     =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $4,063           $6,121         $6,056      $8,102
Ratio of operating expenses to average net assets        0.90%(b)         0.90%+          0.91%       0.89%
 Ratio of net investment income to average net assets    5.62%            5.72%+          5.97%       4.84%
Portfolio turnover rate                                   172%              73%            224%       293%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.20%            1.23%+          1.21%       1.21%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR ENDED     YEAR ENDED
INVESTOR A SHARES                                     3/31/99        03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 4.12            $ 3.99
Net investment income                                   0.21               0.22
 Net realized and unrealized gain/(loss) on
 investments                                           (0.02)              0.13
Net increase/(decrease) in net asset value from
 operations                                             0.19               0.35
 DISTRIBUTIONS:
Dividends from net investment income                   (0.21)              (0.22)
Distributions from net realized capital gains             --                  --
 Total dividends and distributions                     (0.21)              (0.22)
Net asset value, end of period                         $ 4.10            $ 4.12
 TOTAL RETURN++                                         4.76%               8.89%
====================================================== =======           =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $44,793           $49,478
 Ratio of operating expenses to average net assets      0.78%(d)            0.81%
Ratio of net investment income to average net assets    5.16%               5.33%
 Portfolio turnover rate                                 242%                538%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.03%(d)            1.01%

INVESTOR A SHARES                                   YEAR ENDED         PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                                     03/31/97#         03/31/96(B)#       11/30/95#        11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 4.07            $  4.14          $  3.93          $  4.28
Net investment income                                    0.22                0.07             0.23             0.22
 Net realized and unrealized gain/(loss) on
 investments                                            (0.08)              (0.07)            0.21            (0.33)
Net increase/(decrease) in net asset value from
 operations                                              0.14                0.00             0.44            (0.11)
 DISTRIBUTIONS:
Dividends from net investment income                    (0.22)              (0.07)(a)        (0.23)(a)        (0.22)(a)
Distributions from net realized capital gains              --                  --               --            (0.02)
 Total dividends and distributions                      (0.22)              (0.07)           (0.23)           (0.24)
Net asset value, end of period                          $ 3.99             $  4.07          $  4.14          $  3.93
 TOTAL RETURN++                                          3.51%               0.00%##         11.48%           (2.41)%
======================================================  =======            ========         ========         ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $42,468             $57,381         $64,848          $77,128
 Ratio of operating expenses to average net assets       0.83%(c)(d)         0.83%+           0.80%            0.77%
Ratio of net investment income to average net assets     5.53%               5.12%+           5.68%            5.58%
 Portfolio turnover rate                                  529%                189%             328%             133%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.03%(d)            1.06%+           1.00%            0.98%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method. ## Amount represents less than 0.01%.

                           (a) Includes distribution in excess of less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                           (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND            FOR A SHARE OUTSTANDING THROUGH EACH PERIOD

                                                     YEAR ENDED     YEAR ENDED
INVESTOR B SHARES                                     3/31/99        03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 4.12           $ 3.99
Net investment income                                   0.19             0.20
 Net realized and unrealized gain/(loss) on
 investments                                           (0.02)            0.13
Net increase/(decrease) in net asset value from
 operations                                             0.17             0.33
 DISTRIBUTIONS:
Dividends from net investment income                   (0.19)            (0.20)
Distributions from net realized capital gains             --                --
 Total dividends and distributions                     (0.19)            (0.20)
Net asset value, end of period                         $ 4.10           $ 4.12
 TOTAL RETURN++                                         4.14%             8.35%
====================================================== =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $9,591           $9,815
 Ratio of operating expenses to average net assets      1.38%(d)          1.34%
Ratio of net investment income to average net assets    4.56%             4.80%
 Portfolio turnover rate                                 242%              538%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.78%(d)          1.54%

INVESTOR B SHARES                                    YEAR ENDED         PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                                     03/31/97#          03/31/96(B)#       11/30/95#        11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 4.07            $  4.14          $  3.93          $  4.28
Net investment income                                    0.20                0.07             0.21             0.20
 Net realized and unrealized gain/(loss) on
 investments                                            (0.08)              (0.07)            0.21            (0.33)
Net increase/(decrease) in net asset value from
 operations                                              0.12                0.00             0.42            (0.13)
 DISTRIBUTIONS:
Dividends from net investment income                    (0.20)              (0.07)(a)        (0.21)(a)        (0.20)(a)
Distributions from net realized capital gains              --                  --               --            (0.02)
 Total dividends and distributions                      (0.20)              (0.07)           (0.21)           (0.22)
Net asset value, end of period                          $ 3.99             $  4.07          $  4.14          $  3.93
 TOTAL RETURN++                                          3.10%              (0.13)%          11.02%           (2.81)%
======================================================  =======            ========         ========         ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $10,788            $13,789          $14,893          $10,974
 Ratio of operating expenses to average net assets       1.23%(c)(d)         1.23%+           1.20%            1.19%
Ratio of net investment income to average net assets     5.13%               4.72%+           5.28%            5.16%
 Portfolio turnover rate                                  529%                189%             328%             133%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.43%(d)            1.46%+           1.40%            1.40%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Includes distribution in excess of less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                           (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR ENDED     YEAR ENDED
INVESTOR C SHARES                                   3/31/99       03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 4.12        $ 3.99
Net investment income                                   0.19          0.20
 Net realized and unrealized gain/(loss) on
 investments                                           (0.03)         0.13
Net increase/(decrease) in net asset value from
 operations                                             0.16          0.33
 DISTRIBUTIONS:
Dividends from net investment income                   (0.19)         (0.20)
Distributions from net realized capital gains             --             --
 Total dividends and distributions                     (0.19)         (0.20)
Net asset value, end of period                         $ 4.09        $ 4.12
 TOTAL RETURN++                                         4.05%          8.45%
====================================================== =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $1,190        $1,808
 Ratio of operating expenses to average net assets      1.34%(d)       1.31%
Ratio of net investment income to average net assets    4.60%          4.83%
 Portfolio turnover rate                                 242%           538%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.78%(d)          1.51%

INVESTOR C SHARES                                     YEAR ENDED          PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                                       03/31/97#          03/31/96(B)#       11/30/95#        11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 4.07            $  4.14          $  3.93          $  4.28
Net investment income                                    0.21                0.07             0.22             0.20
 Net realized and unrealized gain/(loss) on
 investments                                            (0.08)              (0.07)            0.21            (0.33)
Net increase/(decrease) in net asset value from
 operations                                              0.13                0.00             0.43            (0.13)
 DISTRIBUTIONS:
Dividends from net investment income                    (0.21)              (0.07)(a)        (0.22)(a)        (0.20)(a)
Distributions from net realized capital gains              --                  --               --            (0.02)
 Total dividends and distributions                      (0.21)              (0.07)           (0.22)           (0.22)
Net asset value, end of period                          $ 3.99             $  4.07          $  4.14          $  3.93
 TOTAL RETURN++                                          3.21%              (0.10)%          11.15%           (2.80)%
======================================================  =======            ========         ========         ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $8,334             $11,820          $13,206          $16,725
 Ratio of operating expenses to average net assets       1.13%(c)(d)         1.13%+           1.10%            1.17%
Ratio of net investment income to average net assets     5.23%               4.82%+           5.38%            5.18%
 Portfolio turnover rate                                  529%                189%             328%             133%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.33%(d)            1.36%+           1.30%            1.38%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Includes distribution in excess of less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                           (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


NATIONS INTERMEDIATE BOND FUND
(SUCCESSOR TO THE PACIFIC HORIZON
INTERMEDIATE BOND FUND)                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                   PERIOD ENDED     YEAR ENDED
INVESTOR A SHARES*                                   05/14/99        02/28/99
 Net asset value per share, beginning of period        $  9.52        $ 9.69
Income from Investment Operations:
Net investment income                                    0.10          0.50
 Net realized and unrealized gain (loss) on
 investments                                            (0.04)        (0.03)
Net increase in net asset value from operations          0.06          0.47
 DISTRIBUTIONS:
Dividends from net investment income                    (0.08)        (0.53)
Distributions from net realized gains                      --         (0.11)
 Total dividends and distributions                      (0.08)        (0.64)
Net asset value per share, end of period               $  9.50        $ 9.52
 TOTAL RETURN (excludes sales charge)                    0.66%(d)      4.89%
=====================================================  ========       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000)                      $61,412        $63,404
 Ratio of expenses to average net assets                 1.09%(c)      0.90%
Ratio of net investment income to average net
 assets                                                  4.90%(c)      5.14%
 Ratio of expenses to average net assets**               1.12%(c)          (b)
Ratio of net investment income (loss) to average net
 assets**                                                4.87%(c)          (b)

INVESTOR A SHARES*                               YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                  02/28/98      02/28/97(A)    02/29/96     02/28/95
 Net asset value per share, beginning of period        $ 9.54      $ 9.75        $ 9.44     $  9.81
Income from Investment Operations:
Net investment income                                    0.49        0.52          0.59       0.59
 Net realized and unrealized gain (loss) on
 investments                                             0.20        (0.15)        0.33     ( 0.37)
Net increase in net asset value from operations          0.69        0.37          0.92       0.22
 DISTRIBUTIONS:
Dividends from net investment income                     (0.51)      (0.52)        (0.59)   ( 0.59)
Distributions from net realized gains                    (0.03)      (0.06)        (0.02)       --
 Total dividends and distributions                       (0.54)      (0.58)        (0.61)   ( 0.59)
Net asset value per share, end of period               $ 9.69      $ 9.54        $ 9.75     $  9.44
 TOTAL RETURN (excludes sales charge)                     7.40%       3.92%        10.45%     2.27%
=====================================================  =======     =======       =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000)                      $41,875     $22,937       $13,179    $ 1,964
 Ratio of expenses to average net assets                  0.90%       0.75%         0.27%     0.00%
Ratio of net investment income to average net
 assets                                                   5.50%       5.45%         6.13%     6.43%
 Ratio of expenses to average net assets**                1.21%       2.26%         5.00%    17.95%
Ratio of net investment income (loss) to average net
 assets**                                                 5.19%       3.94%         1.40%   (11.52%)


                           * Investor A Shares of Nations Intermediate Bond Fund were formerly A Shares of Pacific Horizon Intermediate Bond Fund.
                           **During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
                           (a) As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.
                           (b) There were no fee waivers or expense reimbursements during the period.
                           (c) Annualized.
                           (d) Not annualized.


NATIONS INTERMEDIATE BOND FUND
(SUCCESSOR TO THE PACIFIC HORIZON
INTERMEDIATE BOND FUND)                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


INVESTOR C SHARES*                               PERIOD ENDED     YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                                   05/14/99        02/28/99      02/28/98       02/28/97(A)
 Net asset value per share, beginning of period       $ 9.59         $ 9.72        $ 9.54         $ 9.53
Income from Investment Operations:
Net investment income                                  0.09           0.46          0.44           0.31
 Net realized and unrealized gain on investments      (0.04)             --         0.19           0.07
Net increase in net asset value from operations        0.05           0.46          0.63           0.38
 DISTRIBUTIONS:
Dividends from net investment income                  (0.08)          (0.48)        (0.42)        (0.31)
Distributions from net realized gains                    --           (0.11)        (0.03)        (0.06)
 Total dividends and distributions                    (0.08)          (0.59)        (0.45)        (0.37)
Net asset value per share, end of period              $ 9.56         $ 9.59        $ 9.72         $ 9.54
 TOTAL RETURN                                          0.47%(c)        4.76%         6.80%         3.73%(c)
==================================================    =======        =======       =======        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000)                     $  469         $  495        $  513         $  332
 Ratio of expenses to average net assets               1.57%(b)        1.39%         1.39%         1.43%(b)
Ratio of net investment income to average net
 assets                                                4.42%(b)        4.67%         4.99%         5.41%(b)
 Ratio of expenses to average net assets**             1.84%(b)        1.65%         1.73%         2.71%(b)
Ratio of net investment income to average net
 assets**                                              4.15%(b)        4.41%         4.65%         4.13%(b)


                           * Investor C Shares of Nations Intermediate Bond Fund were formerly K Shares of Pacific Horizon Intermediate Bond Fund.
                           **During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
                           (a) Period from July 22, 1996 (inception date) to February 28, 1997.
                           (b) Annualized.
                           (c) Not annualized.


NATIONS STRATEGIC FIXED
INCOME FUND                                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                  YEAR ENDED       YEAR ENDED
INVESTOR A SHARES                                   3/31/99         03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.03         $  9.62
Net investment income                                  0.57            0.56
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.04)           0.41
Net increase/(decrease) in net asset value from
 operations                                            0.53            0.97
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.57)         ( 0.56)
Distributions in excess of net investment income        --              --
 Distributions from net realized capital gains       ( 0.06)            --
Distributions from capital                              --              --
 Total dividends and distributions                   ( 0.63)         ( 0.56)
Net asset value, end of period                       $  9.93         $ 10.03
 TOTAL RETURN++                                        5.40%          10.30%
==================================================== =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $32,119         $26,054
 Ratio of operating expenses to average net assets     0.88%(c)        0.92%(c)(d)
Ratio of net investment income to average net
 assets                                                5.66%           5.66%
 Portfolio turnover rate                               107%            244%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.03%(c)        1.03%(d)

INVESTOR A SHARES                                YEAR ENDED      PERIOD ENDED  YEAR ENDED  YEAR ENDED
                                                  03/31/97#      03/31/96(A)    11/30/95    11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.93           $ 10.22       $  9.32     $ 10.55
Net investment income                                 0.56              0.18          0.57        0.51
 Net realized and unrealized gain/(loss) on
 investments                                         (0.20)           ( 0.29)         0.90      ( 0.89)
Net increase/(decrease) in net asset value from
 operations                                           0.36            ( 0.11)         1.47      ( 0.38)
 DISTRIBUTIONS:
Dividends from net investment income                 (0.56)           ( 0.18)       ( 0.57)     ( 0.49)
Distributions in excess of net investment income        --               --             --      ( 0.02)
 Distributions from net realized capital gains       (0.11)              --             --      ( 0.34)
Distributions from capital                           (0.00)(b)           --             --         --
 Total dividends and distributions                   (0.67)           ( 0.18)       ( 0.57)     ( 0.85)
Net asset value, end of period                       $ 9.62           $  9.93       $ 10.22     $  9.32
 TOTAL RETURN++                                       3.70%           ( 1.11)%       16.22%     ( 3.76)%
==================================================== ========         =======       =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $6,345           $6,440        $6,662      $  967
 Ratio of operating expenses to average net assets    0.91%(c)          0.92%+        0.91%       0.86%
Ratio of net investment income to average net
 assets                                               5.78%             5.29%+        5.85%       5.25%
 Portfolio turnover rate                               368%             133%           228%       307%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.01%(d)          1.03%+        1.01%       0.94%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating
                            expense ratio was less than 0.01%.


NATIONS STRATEGIC FIXED
INCOME FUND                                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                    YEAR ENDED          YEAR ENDED
INVESTOR B SHARES                                     3/31/99            03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 10.03           $  9.62
Net investment income                                    0.51              0.51
 Net realized and unrealized gain/(loss) on
 investments                                           ( 0.04)             0.41
Net increase/(decrease) in net asset value from
 operations                                              0.47              0.92
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.51)           ( 0.51)
Distributions in excess of net investment income          --                --
 Distributions of net realized capital gains           ( 0.06)              --
Distributions from capital                                --                --
 Total dividends and distributions                     ( 0.57)           ( 0.51)
Net asset value, end of period                         $  9.93           $ 10.03
 TOTAL RETURN++                                          4.76%             9.73%
====================================================== =======           =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $5,440            $2,662
 Ratio of operating expenses to average net assets       1.48%(c)          1.47%(c)(d)
Ratio of net investment income to average net assets     5.06%             5.11%
 Portfolio turnover rate                                 107%              244%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.78%(c)          1.58%(d)

INVESTOR B SHARES                                     YEAR ENDED     PERIOD ENDED  YEAR ENDED  YEAR ENDED
                                                       03/31/97#     03/31/96(A)    11/30/95    11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 9.93           $ 10.22       $  9.32     $ 10.55
Net investment income                                   0.52              0.16          0.53        0.47
 Net realized and unrealized gain/(loss) on
 investments                                           (0.20)           ( 0.29)         0.90      ( 0.89)
Net increase/(decrease) in net asset value from
 operations                                             0.32            ( 0.13)         1.43      ( 0.42)
 DISTRIBUTIONS:
Dividends from net investment income                   (0.52)           ( 0.16)       ( 0.53)     ( 0.45)
Distributions in excess of net investment income          --               --             --      ( 0.02)
 Distributions of net realized capital gains           (0.11)              --             --      ( 0.34)
Distributions from capital                             (0.00)(b)           --             --         --
 Total dividends and distributions                     (0.63)           ( 0.16)       ( 0.53)     ( 0.81)
Net asset value, end of period                         $ 9.62           $  9.93       $ 10.22     $  9.32
 TOTAL RETURN++                                         3.23%           ( 1.26)%       15.70%     ( 4.21)%
====================================================== ========         =======       =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $2,109           $2,496        $2,578      $2,145
 Ratio of operating expenses to average net assets      1.36%(c)          1.37%+        1.36%       1.33%
Ratio of net investment income to average net assets    5.33%             4.84%+        5.40%       4.78%
 Portfolio turnover rate                                 368%             133%           228%       307%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.46%(d)          1.48%+        1.46%       1.41%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS STRATEGIC FIXED
INCOME FUND                                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR ENDED      YEAR ENDED
INVESTOR C SHARES                                      3/31/99        03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 10.03         $  9.62
Net investment income                                    0.51            0.52
 Net realized and unrealized gain/(loss) on
 investments                                           ( 0.04)           0.41
Net increase/(decrease) in net asset value from
 operations                                              0.47            0.93
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.51)         ( 0.52)
Distributions in excess of net investment income          --              --
 Distributions from net realized capital gains         ( 0.06)            --
Distributions from capital                                --              --
 Total dividends and distributions                     ( 0.57)         ( 0.52)
Net asset value, end of period                         $  9.93         $ 10.03
 TOTAL RETURN++                                          4.90%           9.87%
====================================================== =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $1,137          $  943
 Ratio of operating expenses to average net assets       1.40%(c)        1.42%(c)(d)
Ratio of net investment income to average net assets     5.14%           5.16%
 Portfolio turnover rate                                 107%            244%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.78%(c)        1.53%(d)

INVESTOR C SHARES                                   YEAR ENDED      PERIOD ENDED  YEAR ENDED  YEAR ENDED
                                                     03/31/97#      03/31/96(A)    11/30/95    11/30/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 9.93           $ 10.22       $  9.32     $ 10.55
Net investment income                                   0.53              0.17          0.54        0.47
 Net realized and unrealized gain/(loss) on
 investments                                           (0.20)           ( 0.29)         0.90      ( 0.89)
Net increase/(decrease) in net asset value from
 operations                                             0.33            ( 0.12)         1.44      ( 0.42)
 DISTRIBUTIONS:
Dividends from net investment income                   (0.53)           ( 0.17)       ( 0.54)     ( 0.45)
Distributions in excess of net investment income          --               --             --      ( 0.02)
 Distributions from net realized capital gains         (0.11)              --             --      ( 0.34)
Distributions from capital                             (0.00)(b)           --             --         --
 Total dividends and distributions                     (0.64)           ( 0.17)       ( 0.54)     ( 0.81)
Net asset value, end of period                         $ 9.62           $  9.93       $ 10.22     $  9.32
 TOTAL RETURN++                                         3.38%           ( 1.22)%       15.87%     ( 4.14)%
====================================================== ========         =======       =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $1,068           $  299        $  227      $   41
 Ratio of operating expenses to average net assets      1.21%(c)          1.22%+        1.21%       1.43%
Ratio of net investment income to average net assets    5.48%             4.99%+        5.55%       4.68%
 Portfolio turnover rate                                 368%             133%           228%       307%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.31%(d)          1.33%+        1.31%       1.51%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01.

                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT
SECURITIES FUND                                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        YEAR ENDED     YEAR ENDED
INVESTOR A SHARES                                        3/31/99#       03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 9.90           $ 9.39
Net investment income                                     0.56             0.52
 Net realized and unrealized gain/(loss) on
 investments                                             (0.05)            0.51
Net increase/(decrease) in net asset value from
 operations                                               0.51             1.03
 DISTRIBUTIONS:
Dividends from net investment income                     (0.55)           (0.52)
Distributions in excess of net investment income            --               --
 Distributions in excess of net realized capital gains      --               --
Distributions from capital                                  --               --
 Total dividends and distributions                       (0.55)           (0.52)
Net asset value, end of period                           $ 9.86           $ 9.90
 TOTAL RETURN++                                           5.16%           11.37%
======================================================== =======          =======
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $19,167          $8,509
 Ratio of operating expenses to average net assets        0.98%(d)         1.10%(c)(d)
Ratio of net investment income to average net assets      5.45%            5.38%
 Portfolio turnover rate                                   600%             303%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.09%(d)         1.24%(d)

INVESTOR A SHARES                                      YEAR ENDED      PERIOD ENDED   YEAR ENDED  YEAR ENDED
                                                        03/31/97#      03/31/96(A)#   05/31/95#    05/31/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 9.67            $  9.86        $ 9.80      $ 10.46
Net investment income                                     0.58               0.50           0.61        0.62
 Net realized and unrealized gain/(loss) on
 investments                                             (0.30)             (0.19)          0.06      ( 0.61)
Net increase/(decrease) in net asset value from
 operations                                               0.28               0.31           0.67        0.01
 DISTRIBUTIONS:
Dividends from net investment income                     (0.56)             (0.48)          (0.57)    ( 0.56)
Distributions in excess of net investment income            --              (0.02)             --     ( 0.02)
 Distributions in excess of net realized capital gains      --                 --              --     ( 0.05)
Distributions from capital                               (0.00)(b)             --           (0.04)    ( 0.04)
 Total dividends and distributions                       (0.56)             (0.50)          (0.61)    ( 0.67)
Net asset value, end of period                           $ 9.39            $  9.67        $ 9.86      $  9.80
 TOTAL RETURN++                                           2.92%              3.20%           7.29%    ( 0.11)%
======================================================== ========          =======        =======     =======
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $9,852            $11,662        $10,928     $14,044
 Ratio of operating expenses to average net assets        1.05%              1.05%+          1.01%      0.90%
Ratio of net investment income to average net assets      6.03%              6.11%+          6.44%      5.91%
 Portfolio turnover rate                                   468%               199%            413%        56%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.19%              1.20%+          1.19%      1.11%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year ended changed to March 31. Prior to this, the fiscal year ended was May 31.
                           (b) Amount represents less than $0.01.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                           (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GOVERNMENT
SECURITIES FUND                                        FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     YEAR ENDED      YEAR ENDED
INVESTOR B SHARES                                     3/31/99#        03/31/98
 Operating performance:
Net asset value, beginning of period                     $ 9.90          $ 9.39
Net investment income                                     0.49            0.47
 Net realized and unrealized gain/(loss) on
 investments                                             (0.04)           0.51
Net increase/(decrease) in net asset value from
 operations                                               0.45            0.98
 DISTRIBUTIONS:
Dividends from net investment income                     (0.49)          (0.47)
Distributions in excess of net investment income            --              --
 Distributions in excess of net realized capital gains      --              --
Distributions from capital                                  --              --
 Total dividends and distributions                       (0.49)          (0.47)
Net asset value, end of period                           $ 9.86          $ 9.90
 TOTAL RETURN++                                           4.53%          10.78%
======================================================== =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $30,109         $32,391
 Ratio of operating expenses to average net assets        1.58%(d)        1.63%(c)(d)
Ratio of net investment income to average net assets      4.85%           4.85%
 Portfolio turnover rate                                   600%            303%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.84%(d)        1.77%(d)

INVESTOR B SHARES                                      YEAR ENDED      PERIOD ENDED   YEAR ENDED  PERIOD ENDED
                                                        03/31/97#      03/31/96(A)#   05/31/95#    05/31/94*
 Operating performance:
Net asset value, beginning of period                      $  9.67          $  9.86        $ 9.80      $ 10.49
Net investment income                                       0.54             0.47           0.58        0.54
 Net realized and unrealized gain/(loss) on
 investments                                               (0.30)           (0.19)          0.06      ( 0.64)
Net increase/(decrease) in net asset value from
 operations                                                 0.24             0.28           0.64      ( 0.10)
 DISTRIBUTIONS:
Dividends from net investment income                       (0.52)           (0.45)          (0.54)    ( 0.49)
Distributions in excess of net investment income              --            (0.02)             --     ( 0.01)
 Distributions in excess of net realized capital gains        --               --              --     ( 0.05)
Distributions from capital                                 (0.00)(b)           --           (0.04)    ( 0.04)
 Total dividends and distributions                         (0.52)           (0.47)          (0.58)    ( 0.59)
Net asset value, end of period                            $  9.39          $  9.67        $ 9.86      $  9.80
 TOTAL RETURN++                                             2.51%            2.85%           6.86%    ( 1.09)%
========================================================  ========         =======        =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $38,807          $50,958        $56,155     $56,313
 Ratio of operating expenses to average net assets          1.45%            1.45%+          1.41%      1.38%+
Ratio of net investment income to average net assets        5.63%            5.71%+          6.04%      5.43%+
 Portfolio turnover rate                                     468%             199%            413%        56%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.59%            1.60%+          1.59%      1.59%+


                           * Nations Government Securities Fund Investor B Shares commenced operations on June 7, 1993.
                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.

                           (a) Fiscal year end changed to March 31. Prior to
                            this, the fiscal year end was May 31.
                           (b) Amount represents less than $0.01.

                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                           (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GOVERNMENT
SECURITIES FUND                                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR ENDED       YEAR ENDED
INVESTOR C SHARES                                       3/31/99#         03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 9.90            $ 9.39
Net investment income                                     0.49              0.48
 Net realized and unrealized gain/(loss) on
 investments                                             (0.04)             0.51
Net increase/(decrease) in net asset value from
 operations                                               0.45              0.99
 DISTRIBUTIONS:
Dividends from net investment income                     (0.49)            (0.48)
Dividends in excess of net investment income                --                --
 Distributions in excess of net realized capital gains      --                --
Distributions from capital                                  --                --
 Total dividends and distributions                       (0.49)            (0.48)
Net asset value, end of period                           $ 9.86            $ 9.90
 TOTAL RETURN++                                           4.52%            10.84%
======================================================== =======           =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  213            $  735
 Ratio of operating expenses to average net assets        1.59%(d)          1.58%(c)(d)
Ratio of net investment income to average net assets      4.84%             4.90%
 Portfolio turnover rate                                   600%              303%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.84%(d)          1.72%(d)

INVESTOR C SHARES                                    YEAR ENDED      PERIOD ENDED   YEAR ENDED  YEAR ENDED
                                                      03/31/97#      03/31/96(A)#   05/31/95#    05/31/94
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 9.67           $ 9.86         $ 9.80      $ 10.46
Net investment income                                     0.55             0.47           0.57         0.55
 Net realized and unrealized gain/(loss) on
 investments                                             (0.30)           (0.19)          0.06       ( 0.61)
Net increase/(decrease) in net asset value from
 operations                                               0.25             0.28           0.63       ( 0.06)
 DISTRIBUTIONS:
Dividends from net investment income                     (0.53)           (0.45)          (0.53)     ( 0.50)
Dividends in excess of net investment income                --            (0.02)             --      ( 0.01)
 Distributions in excess of net realized capital gains      --               --              --      ( 0.05)
Distributions from capital                               (0.00)(b)           --           (0.04)     ( 0.04)
 Total dividends and distributions                       (0.53)           (0.47)          (0.57)     ( 0.60)
Net asset value, end of period                           $ 9.39           $ 9.67         $ 9.86      $  9.80
 TOTAL RETURN++                                           2.67%            2.83%           6.76%     ( 0.69)%
======================================================== ========         =======        =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,835           $2,558         $2,945      $5,265
 Ratio of operating expenses to average net assets        1.30%            1.48%+          1.51%       1.48%
Ratio of net investment income to average net assets      5.78%            5.68%+          5.94%       5.33%
 Portfolio turnover rate                                   468%             199%            413%        56%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.44%            1.63%+          1.69%       1.69%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) Amount represents less than $0.01.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                           (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


NATIONS U.S. GOVERNMENT BOND
FUND                                              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR ENDED
INVESTOR A SHARES*                                     3/31/99#
 OPERATING PERFORMANCE:
Net asset value, at the beginning of the period       $ 10.37
Net investment income                                   0.50
 Net realized and unrealized gain/(loss) on
 investments                                            0.07
Net increase in net asset value from operations         0.57
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.50)
Distributions from net realized capital gains         ( 0.36)
 Total dividends and distributions                    ( 0.86)
Net asset value, end of the period                    $ 10.08
 TOTAL RETURN ++                                        5.57%
====================================================  =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $2,311
 Ratio of operating expenses to average net assets      0.84%(a)(c)
Ratio of net investment income to average net
 assets                                                 4.81%
 Portfolio turnover rate                                270%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.12%(a)

INVESTOR A SHARES*                                PERIOD ENDED     PERIOD ENDED  YEAR ENDED  YEAR ENDED
                                                    03/31/98         05/16/97     08/31/96   08/31/95(B)
 OPERATING PERFORMANCE:
Net asset value, at the beginning of the period      $ 10.20          $ 10.54       $ 11.19     $ 10.48
Net investment income                                  0.46             0.39          0.59        0.37
 Net realized and unrealized gain/(loss) on
 investments                                           0.30             0.17        ( 0.20)       0.71
Net increase in net asset value from operations        0.76             0.56          0.39        1.08
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.46)          ( 0.39)       ( 0.59)     ( 0.37)
Distributions from net realized capital gains        ( 0.13)          ( 0.51)       ( 0.45)        --
 Total dividends and distributions                   ( 0.59)          ( 0.90)       ( 1.04)     ( 0.37)
Net asset value, end of the period                   $ 10.37          $ 10.20       $ 10.54     $ 11.19
 TOTAL RETURN ++                                       7.51%            5.44%         3.44%      10.41%
==================================================== =======          =======       =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $1,927           $  734        $  632      $   87
 Ratio of operating expenses to average net assets     0.85%+(a)        0.87%+        0.85%       0.82%+
Ratio of net investment income to average net
 assets                                                5.01%+           5.35%+        5.44%       5.76%+
 Portfolio turnover rate                               188%              58%            87%       132%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.11%+(a)        1.07%+        1.07%       1.12%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund's Class A Shares, which were reorganized into the Investor A Shares of Nations U.S. Government Bond Fund as of May 23, 1997.
                           + Annualized

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.

                           (a) The effect of the fees reduced by the credits allowed by the custodian on the expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Investor A Shares commenced operations on February 7, 1995.

                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS U.S. GOVERNMENT BOND
FUND                                              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR ENDED
INVESTOR B SHARES*                                    3/31/99#
 OPERATING PERFORMANCE:
Net asset value at the beginning of the period        $ 10.37
Net investment income                                   0.44
 Net realized and unrealized gain/(loss) on
 investments                                            0.07
Net increase in net asset value from operations         0.51
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.44)
Distributions from net realized capital gains         ( 0.36)
 Total dividends and distributions                    ( 0.80)
Net asset value at the end of the period              $ 10.08
 TOTAL RETURN++                                         4.93%
====================================================  =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)                $6,779
 Ratio of operating expenses to average net assets      1.44%(a)(c)
Ratio of net investment income to average net
 assets                                                 4.21%
 Portfolio turnover rate                                270%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.87%(a)

INVESTOR B SHARES*                                 PERIOD ENDED     PERIOD ENDED  YEAR ENDED  PERIOD ENDED
                                                     03/31/98         05/16/97     08/31/96   08/31/95(B)
 OPERATING PERFORMANCE:
Net asset value at the beginning of the period       $ 10.19            $ 10.52       $ 11.19     $ 10.05
Net investment income                                  0.41               0.34          0.51        0.46
 Net realized and unrealized gain/(loss) on
 investments                                           0.31               0.18        ( 0.22)       1.14
Net increase in net asset value from operations        0.72               0.52          0.29        1.60
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.41)            ( 0.34)       ( 0.51)     ( 0.46)
Distributions from net realized capital gains        ( 0.13)            ( 0.51)       ( 0.45)        --
 Total dividends and distributions                   ( 0.54)            ( 0.85)       ( 0.96)     ( 0.46)
Net asset value at the end of the period             $ 10.37            $ 10.19       $ 10.52     $ 11.19
 TOTAL RETURN++                                        7.14%              4.99%         2.43%      16.19%
==================================================== =======            =======       =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)               $1,004             $1,529        $1,237      $  146
 Ratio of operating expenses to average net assets     1.40%+(a)          1.62%+        1.65%       1.62%+
Ratio of net investment income to average net
 assets                                                4.46%+             4.60%+        4.60%       5.19%+
 Portfolio turnover rate                               188%                58%            87%       132%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.66%+(a)          1.77%+        1.82%       1.87%+


                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund's Class B Shares which were reorganized into the Nations U.S. Government Bond Fund Investor B Shares as of May 23, 1997.

                           + Annualized.

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                           (b) Investor B Shares commenced operations on November 10, 1994.

                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS U.S. GOVERNMENT BOND
FUND                                              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

INVESTOR C SHARES                                      YEAR ENDED       PERIOD ENDED
                                                        3/31/99#         03/31/98(B)
 OPERATING PERFORMANCE:
Net asset value at the beginning of the period           $ 10.37            $ 10.41
Net investment income                                      0.44               0.25
 Net realized and unrealized gain/(loss) on
 investments                                               0.07               0.09
Net increase in net asset value from operations            0.51               0.34
 DISTRIBUTIONS:
Dividends from net investment income                     ( 0.44)            ( 0.25)
Distributions from net realized capital gains            ( 0.36)            ( 0.13)
 Total dividends and distributions                       ( 0.80)            ( 0.38)
Net asset value at the end of the period                 $ 10.08            $ 10.37
 TOTAL RETURN++                                            5.13%              3.50%
====================================================     =======            =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets at end of period (in 000's)                   $1,255             $1,332
 Ratio of operating expenses to average net assets         1.34%(a)(c)        1.45%(a)+
Ratio of net investment income to average net
 assets                                                    4.31%              4.41%+
 Portfolio turnover rate                                   270%               188%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.87%(a)           1.71%(a)+


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                           (b) Investor C Shares commenced operations on September 19, 1997.

                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS DIVERSIFIED INCOME FUND                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED       YEAR ENDED
INVESTOR A SHARES                                    3/31/99#         03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 10.55          $ 10.11
Net investment income                                    0.63             0.63
 Net realized and unrealized gain/(loss) on
 investments                                           ( 0.14)            0.44
Net increase/(decrease) in net asset value from
 operations                                              0.49             1.07
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.63)          ( 0.63)
Distributions from net realized capital gains          ( 0.10)             --
 Total dividends and distributions                     ( 0.73)          ( 0.63)
Net asset value, end of period                         $ 10.31          $ 10.55
 TOTAL RETURN++                                          4.74%           10.80%
====================================================== =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $12,954          $11,946
 Ratio of operating expenses to average net assets       0.95%(b)         0.98%(b)
Ratio of net investment income to average net assets     6.02%            6.02%
 Portfolio turnover rate                                  94%             203%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.05%(b)         1.08%(b)

INVESTOR A SHARES                                    YEAR ENDED      PERIOD ENDED  YEAR ENDED    YEAR ENDED
                                                      03/31/97#      03/31/96(A)    11/30/95      11/30/94#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 10.42           $ 10.82       $  9.67     $ 10.88
Net investment income                                    0.66              0.22          0.71        0.72
 Net realized and unrealized gain/(loss) on
 investments                                           ( 0.18)           ( 0.40)         1.15      ( 1.06)
Net increase/(decrease) in net asset value from
 operations                                              0.48            ( 0.18)         1.86      ( 0.34)
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.66)           ( 0.22)        ( 0.71)    ( 0.72)(c)
Distributions from net realized capital gains          ( 0.13)               --             --     ( 0.15)
 Total dividends and distributions                     ( 0.79)           ( 0.22)        ( 0.71)    ( 0.87)
Net asset value, end of period                         $ 10.11           $ 10.42       $ 10.82     $  9.67
 TOTAL RETURN++                                          4.71%           ( 1.67)%        19.82%    ( 3.26)%
====================================================== =======           =======       =======     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $11,662           $13,332       $13,150     $10,819
 Ratio of operating expenses to average net assets       1.00%(b)          1.02%+         1.05%      0.96%
Ratio of net investment income to average net assets     6.48%             6.24%+         6.78%      7.09%
 Portfolio turnover rate                                 278%                69%            96%       144%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.10%(b)          1.12%+         1.18%      1.17%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) Includes distributions in excess of less than
                           0.01 per share.

NATIONS DIVERSIFIED INCOME FUND                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR ENDED       YEAR ENDED
INVESTOR B SHARES                                   3/31/99#         03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 10.55          $ 10.11
Net investment income                                    0.57             0.57
 Net realized and unrealized gain/(loss) on
 investments                                           ( 0.14)            0.44
Net increase/(decrease) in net asset value from
 operations                                              0.43             1.01
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.57)          ( 0.57)
Distributions from net realized capital gains          ( 0.10)             --
 Total dividends and distributions                     ( 0.67)          ( 0.57)
Net asset value, end of period                         $ 10.31          $ 10.55
 TOTAL RETURN++                                          4.11%           10.18%
====================================================== =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $67,651          $65,248
 Ratio of operating expenses to average net assets       1.55%(b)         1.55%(b)
Ratio of net investment income to average net assets     5.42%            5.45%
 Portfolio turnover rate                                  94%             203%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.80%(b)         1.65%(b)

INVESTOR B SHARES                                    YEAR ENDED     PERIOD ENDED  YEAR ENDED    YEAR ENDED
                                                      03/31/97#     03/31/96(A)    11/30/95      11/30/94#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 10.42           $ 10.82       $  9.67     $ 10.88
Net investment income                                    0.61              0.21          0.66        0.67
 Net realized and unrealized gain/(loss) on
 investments                                           ( 0.18)           ( 0.40)         1.15      ( 1.06)
Net increase/(decrease) in net asset value from
 operations                                              0.43            ( 0.19)         1.81      ( 0.39)
 DISTRIBUTIONS:
Dividends from net investment income                   ( 0.61)           ( 0.21)        ( 0.66)    ( 0.67)(c)
Distributions from net realized capital gains          ( 0.13)               --             --     ( 0.15)
 Total dividends and distributions                     ( 0.74)           ( 0.21)        ( 0.66)    ( 0.82)
Net asset value, end of period                         $ 10.11           $ 10.42       $ 10.82     $  9.67
 TOTAL RETURN++                                          4.18%           ( 1.83)%        19.22%    ( 3.77)%
====================================================== =======           =======       =======     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $70,631           $84,692       $90,887     $55,058
 Ratio of operating expenses to average net assets       1.50%(b)          1.52%+         1.55%      1.49%
Ratio of net investment income to average net assets     5.98%             5.74%+         6.28%      6.56%
 Portfolio turnover rate                                 278%                69%            96%       144%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.60%(b)          1.62%+         1.68%      1.70%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements was less than 0.01%.
                           (c) Includes distribution in excess of less than $0.01 per share.

NATIONS DIVERSIFIED INCOME FUND                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR ENDED      YEAR ENDED
INVESTOR C SHARES                                   3/31/99#        03/31/98
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.55         $ 10.11
Net investment income                                  0.57            0.58
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.14)           0.44
Net increase/(decrease) in net asset value from
 operations                                            0.43            1.02
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.57)         ( 0.58)
Distributions from net realized capital gains        ( 0.10)            --
 Total dividends and distributions                   ( 0.67)         ( 0.58)
Net asset value, end of period                       $ 10.31         $ 10.55
 TOTAL RETURN++                                        4.09%          10.27%
==================================================== =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $1,474          $2,090
 Ratio of operating expenses to average net assets     1.56%(b)        1.46%(b)
Ratio of net investment income to average net
 assets                                                5.41%           5.54%
 Portfolio turnover rate                                94%            203%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.80%(b)        1.56%(b)

INVESTOR C SHARES                                  YEAR ENDED     PERIOD ENDED  YEAR ENDED    YEAR ENDED
                                                    03/31/97#     03/31/96(A)    11/30/95      11/30/94#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 10.42          $ 10.82       $  9.67     $ 10.88
Net investment income                                  0.63             0.21          0.66        0.67
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.18)          ( 0.40)         1.15      ( 1.06)
Net increase/(decrease) in net asset value from
 operations                                            0.45           ( 0.19)         1.81      ( 0.39)
 DISTRIBUTIONS:
Dividends from net investment income                 ( 0.63)          ( 0.21)       ( 0.66)     ( 0.67)(c)
Distributions from net realized capital gains        ( 0.13)             --             --      ( 0.15)
 Total dividends and distributions                   ( 0.76)          ( 0.21)       ( 0.66)     ( 0.82)
Net asset value, end of period                       $ 10.11          $ 10.42       $ 10.82     $  9.67
 TOTAL RETURN++                                        4.44%          ( 1.77)%       19.22%     ( 3.77)%
==================================================== =======          =======       =======     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $3,343           $3,454        $3,582      $2,636
 Ratio of operating expenses to average net assets     1.25%(b)         1.33%+        1.55%       1.49%
Ratio of net investment income to average net
 assets                                                6.23%            5.93%+        6.28%       6.56%
 Portfolio turnover rate                               278%              69%            96%       144%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.35%(b)         1.43%+        1.68%       1.70%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) Includes distributions in excess of less than $0.01.

[GRAPHIC]    Terms used in this prospectus

 ASSET-BACKED SECURITY - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 CASH EQUIVALENTS - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 COLLATERALIZED MORTGAGE OBLIGATION (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 COMMERCIAL PAPER - a money market instrument issued by a large company.

 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 CONVERTIBLE SECURITY - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 CORPORATE OBLIGATION - a money market instrument issued by a corporation or commercial bank.

 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 DEPOSITARY RECEIPTS - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 DOLLAR ROLL TRANSACTION - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

 DURATION - a measure used to estimate a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 EQUITY SECURITY - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

 FOREIGN SECURITY - a debt or equity security issued by a foreign company or government.

 FUTURES CONTRACT - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROS; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.

 INVESTMENT GRADE - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 LEHMAN 3-YEAR MUNICIPAL BOND INDEX - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

 LEHMAN 7-YEAR MUNICIPAL BOND INDEX - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

 LEHMAN AGGREGATE BOND INDEX - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 LEHMAN GOVERNMENT BOND INDEX - an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

 LEHMAN GOVERNMENT/CORPORATE BOND INDEX - an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.

 LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX - an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

 LEHMAN INTERMEDIATE TREASURY INDEX - an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested.

 LEHMAN MUNICIPAL BOND INDEX - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

 LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 MERRILL LYNCH 1-3 YEAR TREASURY INDEX - an index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested.

 MONEY MARKET INSTRUMENT - a short-term debt security that matures in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 PRE-REFUNDED BOND - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 REAL ESTATE INVESTMENT TRUST (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 REVERSE REPURCHASE AGREEMENT - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 SALOMON BROTHERS MORTGAGE INDEX - an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.

 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.

 SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

 ZERO-COUPON BOND - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

[GRAPHIC]    Where to find more information

 You'll find more information about the Fixed Income Funds in the following documents:

[GRAPHIC]    ANNUAL AND SEMI-ANNUAL REPORTS

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.


[GRAPHIC]    STATEMENT OF ADDITIONAL INFORMATION

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        NATIONS FUNDS
        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255

        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS


        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.


        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009
        1.800.SEC.0330
        WWW.SEC.GOV


SEC file numbers:
Nations Fund Trust, 811-04305
Nation Fund, Inc., 811-04614


NF-BONDPROIX-8/99


NATIONS FUNDS

[GRAPHIC]



EQUITY, BALANCED AND FIXED INCOME FUNDS

PROSPECTUS  --  SEAFIRST SHARES


                                                                  AUGUST 1, 1999

EQUITY FUND
NATIONS BLUE CHIP FUND

BALANCED FUND
NATIONS ASSET ALLOCATION FUND

FIXED INCOME FUND
NATIONS INTERMEDIATE BOND FUND

    THE SECURITIES AND
   EXCHANGE COMMISSION
 (SEC) HAS NOT APPROVED OR
     DISAPPROVED THESE
  SECURITIES OR DETERMINED
   IF THIS PROSPECTUS IS
 TRUTHFUL OR COMPLETE. ANY
   REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL
         OFFENSE.

        NOT FDIC
         INSURED
      MAY LOSE VALUE
    NO BANK GUARANTEE

NATIONS FUNDS

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]    TERMS USED IN THIS PROSPECTUS

             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[GRAPHIC]    YOU'LL FIND TERMS USED IN

             THIS PROSPECTUS ON PAGE 31.


             YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

 This booklet, which is called a prospectus, tells you about some of the Nations Funds Equity Funds, Balanced Funds and Fixed Income Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 ABOUT THE FUNDS
 Each group of Funds has a different investment focus:

         o the Equity Fund invests primarily in EQUITY SECURITIES of U.S. companies

         o the Balanced Fund invests in a mix of equity and FIXED INCOME SECURITIES, as well as MONEY MARKET INSTRUMENTS

         o the Fixed Income Fund focuses on the potential to earn income by investing primarily in fixed income securities

 The Funds also have different risk/return characteristics because they invest in different kinds of securities.

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk.

 Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.


 CHOOSING THE RIGHT FUNDS FOR YOU
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

     The Equity Fund focuses on long-term growth. It may be suitable for you if:

         o you have longer-term investment goals

         o it's part of a balanced portfolio

         o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time.

     It may not be suitable for you if:

         o you're not prepared to accept or are unable to bear the risks associated with equity securities

         o you have short-term investment goals

         o you're looking for a regular stream of income

 The Balanced Fund invests in a mix of equity and fixed income securities, as well as money market instruments. It may be suitable for you if:

         o you're looking for both long-term growth and income

         o you want a diversified portfolio in a single mutual fund

 It may not be suitable for you if:

         o you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

         o you have short-term investment goals

         o you're looking for a regular stream of income

 The Fixed Income Fund focuses on the potential to earn income. It may be suitable for you if:

         o you're looking for income

         o you have longer-term investment goals

 It may not be suitable for you if:

         o you're not prepared to accept or are unable to bear the risks associated with fixed income securities

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 5.


 FOR MORE INFORMATION
 If you have any questions about the Funds, please call us at 1.800.323.9919 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------
[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             BANC OF AMERICA ADVISORS, INC. (BAAI)* IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             BAAI AND THE SUB-ADVISERS

             STARTING ON PAGE 18.


             *BAAI'S NAME IS EXPECTED TO BE CHANGED FROM NATIONSBANC ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.



[GRAPHIC] ABOUT THE FUNDS
Equity Fund
NATIONS BLUE CHIP FUND                                                     5
Sub-adviser: Chicago Equity Partners Corporation
---------------------------------------------------------------
Balanced Fund
NATIONS ASSET ALLOCATION FUND                                              9
Sub-advisers: TradeStreet Investment Associates, Inc., Chicago
Equity Partners Corporation
---------------------------------------------------------------
Fixed Income Fund
NATIONS INTERMEDIATE BOND FUND                                            13
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                               17
---------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                                 18

[GRAPHIC]  ABOUT YOUR INVESTMENT
INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                                   21
  How selling and servicing agents are paid                               25
  Distributions and taxes                                                 26
---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                      28
---------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                             31
---------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                                    BACK COVER

ABOUT THE EQUITY FUND
--------------------------------------------------------------------------------


             ABOUT THE SUB-ADVISER

             THE FUND DOES NOT HAVE ITS OWN
             INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER" FUND. A

             FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

             BAAI IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND CHICAGO EQUITY PARTNERS CORPORATION (CHICAGO EQUITY) IS ITS SUB-ADVISER. CHICAGO EQUITY'S EQUITY MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.


[GRAPHIC]    YOU'LL FIND MORE ABOUT

             CHICAGO EQUITY ON PAGE 19.



[GRAPHIC]    WHY INVEST IN NATIONS BLUE CHIP FUND?

             NATIONS BLUE CHIP FUND MAY BE SUITABLE FOR INVESTORS WHO ARE LOOKING FOR A "CORE" EQUITY HOLDING FOR THEIR PORTFOLIO. IT'S CONSIDERED TO BE A MORE CONSERVATIVE EQUITY INVESTMENT BECAUSE IT INVESTS IN A BROAD RANGE OF LARGE, WELL-ESTABLISHED COMPANIES. THESE COMPANIES TEND TO BE LESS VOLATILE THAN OTHER KINDS OF COMPANIES.


 NATIONS BLUE CHIP FUND

[GRAPHIC]   INVESTMENT OBJECTIVE
            This Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks.

[GRAPHIC]   PRINCIPAL INVESTMENT STRATEGIES
            The Fund invests all of its assets in Nations Blue Chip Master
            Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in blue chip stocks. These are stocks of well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.


 The Master Portfolio primarily invests in blue chip stocks that are included in the S&P 500, but may invest up to 15% of its assets in stocks that are not included in the index. It usually holds approximately 100 stocks.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team uses QUANTITATIVE ANALYSIS to analyze fundamental information about securities and identify value. Starting with a universe of approximately 700 COMMON STOCKS, the portfolio management team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings

  o unexpected changes in earnings

  o PRICE-TO-EARNINGS RATIO

  o price-to-book ratio

  o price-to-cash flow

 The portfolio management team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when there is a development in the company or its industry that causes earnings estimates to fall, when the team believes that other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN

               THIS FUND STARTING ON
               PAGE 17 AND IN THE SAI.




[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITIONS OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER

             Nations Blue Chip Fund has the following risks:


         o INVESTMENT STRATEGY RISK - The Master Portfolio uses quantitative analysis to select blue chip stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.

         o STOCK MARKET RISK - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

         o INVESTING IN THE MASTER PORTFOLIO - Other mutual funds and eligible investors can buy shares in the Master Portfolio. For example, the World Horizon U.S. Equity Fund, which is also managed by BAAI, invests all of its assets in the Master Portfolio.

           All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

           The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.


[GRAPHIC] A LOOK AT THE FUND'S PERFORMANCE
          The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
      The bar chart shows you how the performance of the Fund's Seafirst Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

      [BAR CHART APPEARS HERE]

      1989     1990   1991    1992   1993    1994   1995    1996   1997   1998
      ----     ----   ----    ----   ----    ----   ----    ----   ----   ----
      30.26%  -1.74%  22.46%  5.20%  14.04%  1.55%  35.69% 24.13% 33.27% 28.20%

      YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 11.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 4th quarter 1998:              23.84%
  Worst: 3rd quarter 1990:            -14.08%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

      The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.


                      1 year       5 years       10 years
  Seafirst Shares     23.84%        23.92%        18.58%
  S&P 500             28.58%        24.06%        19.21%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.



[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND
             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)                     Seafirst Shares
        Maximum sales charge (load) imposed on purchases            none
        Maximum deferred sales charge (load)                        none
        ANNUAL FUND OPERATING EXPENSES(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                             0.65%
        Shareholder servicing fees                                  0.25%
        Other expenses                                              0.34%
                                                                  ------
        Total annual Fund operating expenses                        1.24%
        Fee waivers and/or reimbursements                          (0.29)%
        Total net expenses(3)                                       0.95%
                                                                  ======


      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until June 23, 2000. At that time all Seafirst Shares will automatically convert to Investor A Shares. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

EXAMPLE
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

         o you invest $10,000 in Seafirst Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and reimbursements included above expire June 23, 2000 and are not reflected in the 3, 5, and 10 year examples

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 year     3 years     5 years     10 years
  Seafirst Shares     $97        $365        $653        $1,474

ABOUT THE BALANCED FUND
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISERS

             THIS FUND IS MANAGED BY TWO
             SUB-ADVISERS: TRADESTREET AND CHICAGO EQUITY. CHICAGO EQUITY'S EQUITY MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE FUND. TRADESTREET'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.

[GRAPHIC]    YOU'LL FIND MORE ABOUT
             TRADESTREET AND CHICAGO

             EQUITY, STARTING ON PAGE 19.


[GRAPHIC]    WHAT IS AN ASSET ALLOCATION
             FUND?

             THIS ASSET ALLOCATION FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND CASH EQUIVALENTS.

             EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. THE PORTFOLIO MANAGEMENT TEAM CHANGES THE MIX BASED ON ITS ASSESSMENT OF THE EXPECTED RISKS AND RETURNS OF EACH CLASS.

             ASSET ALLOCATION FUNDS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.

NATIONS ASSET ALLOCATION FUND

[GRAPHIC] INVESTMENT OBJECTIVE
          This Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES
          The Fund invests in a mix of EQUITY and FIXED INCOME SECURITIES, as well as CASH EQUIVALENTS, including U.S. GOVERNMENT OBLIGATIONS, COMMERCIAL PAPER and other short-term, interest-bearing instruments.

 The equity securities the Fund invests in are primarily COMMON STOCK of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The fixed income securities the Fund invests in are primarily INVESTMENT GRADE bonds and notes. The Fund normally invests at least 25% of its assets in SENIOR SECURITIES. The Fund may also invest up to 35% of its assets in MORTGAGE-BACKED and ASSET-BACKED SECURITIES.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

 For the equity portion of the Fund, the portfolio management team uses QUANTITATIVE ANALYSIS to analyze fundamental information about securities and identify value. Starting with a universe of approximately 700 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

         o changes in actual and expected earnings

         o unexpected changes in earnings

         o PRICE-TO-EARNINGS RATIO

         o price-to-book ratio

         o price-to-cash flow

 The portfolio management team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes that other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN

               THIS FUND STARTING ON
               PAGE 17 AND IN THE SAI.

[GRAPHIC]      RISKS AND OTHER THINGS TO CONSIDER

               Nations Asset Allocation Fund has the following risks:


         o INVESTMENT STRATEGY RISK - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

         o STOCK MARKET RISK - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

         o INTEREST RATE RISK - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

         o CREDIT RISK - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

         o PREPAYMENT AND EXTENSION RISK - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

             The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

             YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
             The bar chart shows you how the performance of the Fund's Seafirst Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE]

     1989    1990   1991    1992   1993    1994    1995   1996    1997   1998
     ----    ----   ----    ----   ----    ----    ----   ----    ----   ----
     18.97%  4.11%  18.17%  5.58%  11.05%  -0.69%  26.50% 16.02%  21.63% 21.01%

        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: 5.9%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1998:             12.69%
  Worst: 3rd quarter 1990:            -6.78%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the LEHMAN AGGREGATE BOND INDEX. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indexes are not available for investment.

                                        1 year       5 years       10 years
        Seafirst Shares                 21.01%        16.49%        13.92%
        S&P 500                         28.58%        24.06%        19.21%
        Lehman Aggregate Bond Index      8.69%         7.27%         9.26%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(Fees paid directly from your investment)                     Seafirst Shares
 Maximum sales charge (load) imposed on purchases                  none
 Maximum deferred sales charge (load)                              none
 ANNUAL FUND OPERATING EXPENSES(1)
 (Expenses that are deducted from the Fund's assets)
 Management fees                                                   0.65%
 Shareholder servicing fees                                        0.25%
 Other expenses                                                    0.38%
                                                                 ------
 Total annual Fund operating expenses                              1.28%
 Fee waivers and/or reimbursements                                (0.33)%
                                                                 ------
 Total net expenses(2)                                             0.95%
                                                                 ======



      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until June 23, 2000. At that time, all Seafirst Shares will automatically convert to Investor A Shares. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Seafirst Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and reimbursements included above expire June 23, 2000 and are not reflected in the 3, 5, and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 year     3 years     5 years     10 years
  Seafirst Shares     $97        $373        $671        $1,516

ABOUT THE FIXED INCOME FUND
--------------------------------------------------------------------------------

[GRAPHIC]  ABOUT THE SUB-ADVISER

           THE FUND DOES NOT HAVE ITS OWN
           INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER" FUND. A

           FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

           BAAI IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND TRADESTREET IS ITS SUB-ADVISER. TRADESTREET'S FIXED INCOME MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.

[GRAPHIC]  YOU'LL FIND MORE ABOUT
           TRADESTREET ON PAGE 19.



[GRAPHIC]  INTERMEDIATE-TERM SECURITIES


           THE PORTFOLIO MANAGEMENT TEAM FOCUSES ON FIXED INCOME SECURITIES WITH INTERMEDIATE TERMS. WHILE THESE SECURITIES GENERALLY WON'T EARN AS MUCH INCOME AS SECURITIES WITH LONGER TERMS, THEY TEND TO BE LESS SENSITIVE TO CHANGES IN INTEREST RATES.

[GRAPHIC]  DURATION

           DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.


NATIONS INTERMEDIATE BOND FUND

[GRAPHIC] INVESTMENT OBJECTIVE

          This Fund seeks to obtain interest income and capital appreciation.

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES

        The Fund invests all of its assets in Nations Intermediate Bond Master

        Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term FIXED INCOME SECURITIES that are INVESTMENT GRADE. The Master Portfolio can invest up to 35% of its assets in MORTGAGE-BACKED SECURITIES, including COLLATERALIZED MORTGAGE OBLIGATIONS
 (CMOs), that are backed by the U.S government or one of its agencies or instrumentalities.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Master Portfolio's AVERAGE DOLLAR-WEIGHTED MATURITY will be between three and six years. Its DURATION generally will be the same as the LEHMAN BROTHERS INTERMEDIATE/CORPORATE BOND INDEX.


 When selecting individual investments, the portfolio management team:

         o looks at a fixed income security's potential to generate both income and price appreciation

         o allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

         o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

         o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

         o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN

               THIS FUND STARTING ON
               PAGE 17 AND IN THE SAI.


[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER

          Nations Intermediate Bond Fund has the following risks:


         o INVESTMENT STRATEGY RISK - There is a risk that the value of the investments that the portfolio management team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.

         o INTEREST RATE RISK - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

         o CREDIT RISK - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. GOVERNMENT OBLIGATIONS.

         o DERIVATIVES RISK - The Master Portfolio may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility.

         o CHANGING DISTRIBUTION LEVELS - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

         o PREPAYMENT AND EXTENSION RISK - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.

         o INVESTING IN THE MASTER PORTFOLIO - Other mutual funds and eligible investors can buy shares in the Master Portfolio. For example, the World Horizon U.S. Bond Fund, which is also managed by BAAI, invests all of its assets in the Master Portfolio.

           All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

           The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.

             CALL US AT 1.800.323.9919 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.



[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE
             The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF
             HOW IT WILL PERFORM IN THE FUTURE.

             YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
             The bar chart shows you how the performance of the Fund's Seafirst Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

   1989    1990    1991    1992   1993    1994    1995    1996   1997    1998
   ----    ----    ----    ----   ----    ----    ----    ----   ----    ----
   12.25%  9.34%   13.32%  6.09%  7.11%   -2.38%  14.26%  2.79%  6.40%   7.43%


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999: -0.94%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 2nd quarter 1989:              6.09%
  Worst: 1st quarter 1994:            -2.06%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.


                                                     1 year      5 years     10 years
        Seafirst Shares                               7.43%        5.56%       7.55%
        Lehman Intermediate Government Bond Index     8.49%        6.74%       8.34%

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND
             This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(Fees paid directly from your investment)                     Seafirst Shares
 Maximum sales charge (load) imposed on purchases                 none
 Maximum deferred sales charge (load)                             none
 ANNUAL FUND OPERATING EXPENSES(1)
 (Expenses that are deducted from the Fund's assets)(2)
 Management fees                                                  0.40%
 Shareholder servicing fees                                       0.25%
 Other expenses                                                   0.56%
                                                                ------
 Total annual Fund operating expenses                             1.21%
 Fee waivers and/or reimbursements                              (0.26)%
                                                                ------
 Total net expenses(3)                                           0.95%
                                                               ======


      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until June 23, 2000. At that time, all Seafirst Shares will automatically convert to Investor A Shares. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Seafirst Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire June 23, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 year     3 years     5 years     10 years
  Seafirst Shares     $97        $358        $640        $1,443

[GRAPHIC]  OTHER IMPORTANT INFORMATION


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 5. The following are some other risks and information you should consider before you invest:

         o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

         o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

         o FOREIGN INVESTMENT RISK - Funds that invest in FOREIGN SECURITIES may be affected by changes in currency exchange rates and the costs of converting currencies; the implementation of the Euro; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some securities, which may increase volatility; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

         o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

         o PORTFOLIO TURNOVER - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term CAPITAL GAINS to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

         o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.

           All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

           A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC]    HOW THE FUNDS ARE MANAGED

 INVESTMENT ADVISER

 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the Equity, Balanced and Fixed Income Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until June 23, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after these dates.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:



 ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                        Maximum       Actual fee
                                        advisory       paid last
                                          fee         fiscal year
 Nations Blue Chip Fund(1)               0.65%           0.50%
 Nations Asset Allocation Fund           0.65%           0.40%
 Nations Intermediate Bond Fund(2)       0.40%           0.21%


 (1)This Fund doesn't have its own investment adviser because it invests in Nations Blue Chip Master Portfolio. BAAI is the investment adviser to the Master Portfolio.

 (2)This Fund doesn't have its own investment adviser because it invests in Nations Intermediate Bond Master Portfolio. BAAI is the investment adviser to the Master Portfolio.

[GRAPHIC]    TRADESTREET INVESTMENT
             ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

[GRAPHIC]    CHICAGO EQUITY PARTNERS
             CORPORATION

             231 SOUTH LASALLE
             CHICAGO, ILLINOIS 60697

 INVESTMENT SUB-ADVISERS
 Nations Funds and BAAI have engaged investment sub-advisers to provide day-

 to-day portfolio management for the Funds. These sub-advisers function under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.



 TRADESTREET INVESTMENT ASSOCIATES, INC.

 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES and MONEY MARKET INSTRUMENTS.

 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds family. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 TradeStreet is the investment sub-adviser to the Funds shown in the table below. The table tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for the Funds.



Fund                                  TradeStreet Team
  Nations Asset Allocation Fund       Fixed Income Management Team for the
                                      fixed income and money market portions
                                      of the Fund
  Nations Intermediate Bond Fund(1)   Fixed Income Management Team

 (1)Nations Intermediate Bond Fund doesn't have its own investment sub-adviser because it invests in Nations Intermediate Bond Master Portfolio. TradeStreet is the investment sub-adviser to the Master Portfolio.

 CHICAGO EQUITY PARTNERS CORPORATION

 Chicago Equity is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio and is one of two sub-advisers to Nations Asset Allocation Fund.


 Chicago Equity's Equity Management Team is responsible for making the day-

 to-day investment decisions for Nations Blue Chip Master Portfolio and for the equity portion of Nations Asset Allocation Fund.

[GRAPHIC]    STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201

[GRAPHIC]    FIRST DATA INVESTOR
             SERVICES GROUP, INC.

             101 FEDERAL STREET
             BOSTON, MASSACHUSETTS 02110


 OTHER SERVICE PROVIDERS

 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay shareholder servicing fees to companies for providing services to investors.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is paid monthly and is calculated as an annual percentage of the average daily net assets of the Funds, as follows:


 Domestic Equity Funds     0.23%
 Fixed Income Funds        0.22%


 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC]    WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE
             PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING
             AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING
             AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT
             PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS,
             BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL
             INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.


             WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

[GRAPHIC]    BUYING, SELLING AND EXCHANGING SHARES

 This prospectus offers Seafirst Shares of the Funds. Here are some general rules about this class of shares:

         o Seafirst Shares are available to eligible accounts for which the Northwest Division of Bank of America or its affiliates act as custodian.

         o In order to qualify, an account must have been established before June 23, 1997, and remained continuously invested in at least one of the Funds since that time.

         o There is no minimum amount for initial or additional investments.

         o There are no sales charges for buying, selling or exchanging these shares.

     Eligible accounts include:

         o IRAs established under Section 408(e) of the Internal Revenue Code of 1986, as amended (the tax code). These include:

         o rollover accounts and Simplified Employee Pension Plans (SEP Plans)

         o IRAs opened after June 23, 1997 under a SEP Plan that was established before June 23, 1997

         o IRAs opened before June 23, 1997 through a signed transfer or rollover notification indicating a pending purchase of Seafirst Shares

         o qualified pension or profit-sharing trusts established under Section 501(a) of the tax code that also comply with Section 401(a) of the tax code. These include:

         o corporate pension or profit-sharing trusts

         o pension or profit-sharing trust for self-employed individuals (H.R. 10 or Keogh Plans)

         o accounts opened for new participants in a qualified pension or profit- sharing trust that was open before June 23, 1997


 You'll find more information about buying, selling and exchanging Seafirst Shares on the pages that follow. You should also ask the Northwest Division of Bank of America or its affiliates about their limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about their related programs or services.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.323.9919 if you have any questions or you need help placing an order.

[GRAPHIC]    A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE)
             IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON
             THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES
             EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

             THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL
             HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

 AUTOMATIC CONVERSION TO INVESTOR A SHARES
 Seafirst Shares will automatically convert to Investor A Shares on June 23, 2000.

 Here's how the conversion will work:

         o Investors will receive the same dollar value of Investor A Shares as the Seafirst Shares that are converted. No sales charge or other charges apply.

         o No sales charges will apply to additional purchases of Investor A Shares in eligible IRAs, and pension or profit-sharing trusts.

 Please note that Investor A Shares have higher expenses than Seafirst Shares, which will reduce total returns.


 HOW SHARES ARE PRICED

 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.


 VALUING SECURITIES IN A FUND

 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.


 HOW ORDERS ARE PROCESSED

 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[GRAPHIC]  BUYING SHARES

        Here are some general rules for buying shares:

         o Investors buy Seafirst Shares at net asset value per share.

         o If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

         o The Northwest Division of Bank of America and its affiliates are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

         o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

         o The Northwest Division of Bank of America and its affiliates are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


[GRAPHIC]   SELLING SHARES

            Here are some general rules for selling shares:

          o We normally send the sale proceeds by federal funds wire within three business days after Stephens, First Data or their agents receive the order.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared.

          o The Northwest Division of Bank of America and its affiliates are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        We may sell shares:

          o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this

          o if the Northwest Division of Bank of America or one of its affiliates tells us to sell the shares for a client under arrangements it has made with its clients

          o under certain other circumstances allowed under the 1940 Act

[GRAPHIC]    YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND
             POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS
             PROSPECTUS CAREFULLY.

[GRAPHIC]    EXCHANGING SHARES

        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.

        Here's how exchanges work:

          o Investors can exchange Seafirst Shares of a Fund for Seafirst Shares of any other Fund (until June 23, 2000), or for Investor A Shares of any Nations Fund, except Index Funds.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.

          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]    THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU
             IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

             THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[GRAPHIC]    HOW SELLING AND SERVICING AGENTS ARE PAID


 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


 SHAREHOLDER SERVICING FEES

 Servicing agents may be compensated for providing services to investors under a shareholder servicing plan.

 Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Seafirst Shares of the Funds.

 Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to eligible servicing agents for as long as the plan continues. We may reduce or discontinue payments at any time.

[GRAPHIC]    THE POWER OF COMPOUNDING


             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[GRAPHIC]    DISTRIBUTIONS AND TAXES

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

         o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

         o A fund can also have CAPITAL GAIN if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

     All of the Funds distribute any net realized capital gain at least once a year.

     The frequency of distributions of net investment income varies by Fund:

Fund                               Frequency of income distributions
  Nations Blue Chip Fund           quarterly
  Nations Asset Allocation Fund    quarterly
  Nations Intermediate Bond Fund   monthly


 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.323.9919.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

[GRAPHIC]    THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY
             AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A
             SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR
             OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE
             AND LOCAL TAXES THAT MAY APPLY.

[GRAPHIC]      FOR MORE INFORMATION ABOUT
               TAXES, PLEASE SEE THE SAI.


 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.


 HOW TAXES AFFECT YOUR INVESTMENT

 Distributions that come from a Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax. A portion of these distributions may also be subject to the federal alternative minimum tax.

 Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable income and any net short-term capital gain (generally the excess of net short-term capital gain over net long-term capital loss) generally are taxable to you as ordinary income. Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain. Corporate shareholders will not be able to deduct any distributions from a Fund when determining their taxable income.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 WITHHOLDING TAX

 We're required by federal law to withhold tax of 31% on any taxable distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:


         o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

         o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


         o the IRS informs us that you are otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.


 TAXATION OF REDEMPTIONS AND EXCHANGES
 Your redemptions (including redemptions "in kind") and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC] Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS BLUE CHIP FUND             FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
(SUCCESSOR TO THE PACIFIC HORIZON
BLUE CHIP FUND)


                                                                                                  FOR THE PERIOD
                                                               PERIOD ENDED       YEAR ENDED     JUNE 23, 1997(A)
SEAFIRST SHARES*                                                  5/14/99           2/28/99      THROUGH 2/28/98
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD                   $ 29.45           $ 26.53           $ 24.02
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.02              0.14              0.14
Net realized and unrealized gains (losses) on
 investment transactions                                            2.19              4.66              3.99
Total income from investment operations                             2.21              4.80              4.13
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends to shareholders from net investment income               (0.02)            (0.16)            (0.12)
Distributions to shareholders from net realized gains                 --             (1.72)            (1.50)
Total Dividends and Distributions                                  (0.02)            (1.88)            (1.62)
Net change in net asset value per share                             2.19              2.92              2.51
Net asset value per share, end of period                         $ 31.64           $ 29.45           $ 26.53
TOTAL RETURN                                                        7.52%(c)         18.89%            19.30%(c)
=========================================================         =======          =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                              $  444            $  418            $  370
Ratio of expenses to average net assets                             0.95%(b)          0.95%             0.95%(b)
Ratio of net investment income to average net assets                0.32%(b)          0.52%             0.81%(b)
Ratio of expenses to average net assets**                           1.34%(b)          1.17%             1.15%(b)
Ratio of net investment income to average net assets**            (0.07)%(b)          0.30%             0.61%(b)



                           * Seafirst Shares of Nations Blue Chip Fund were formerly SRF Shares of the Pacific Horizon Blue Chip Fund.
                           ** During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
                           (a) Date of commencement of operations of SRF Shares of the Fund.
                           (b) Annualized.
                           (c) Not annualized.


NATIONS ASSET ALLOCATION FUND      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
(SUCCESSOR TO THE PACIFIC HORIZON
ASSET ALLOCATION FUND)


                                                              PERIOD ENDED      YEAR ENDED      PERIOD ENDED
SEAFIRST SHARES*                                                 5/14/99        2/28/99(B)       2/28/98(A)
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD                   $ 17.01        $ 16.63           $ 15.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.08           0.45              0.30
Net realized and unrealized gains on investment
 transactions                                                       0.69           1.88              1.65
Total income from investment operations                             0.77           2.33              1.95
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends to shareholders from net investment income               (0.12)         (0.46)            (0.24)
Distributions to shareholders from net realized gains                --           (1.49)            (0.87)
Total Dividends and Distributions                                  (0.12)         (1.95)            (1.11)
Net change in net asset value per share                             0.65           0.38              0.84
Net asset value per share, end of period                         $ 17.66        $ 17.01           $ 16.63
TOTAL RETURN                                                        4.52%(d)      14.76%            13.56%(d)
=========================================================        =======        =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                              $  214         $  208            $  197
Ratio of expenses to average net assets                             0.95%(c)       0.93%             0.95%(c)
Ratio of net investment income to average net assets                2.23%(c)       2.65%             2.73%(c)
Ratio of expenses to average net assets**                           1.19%(c)       0.94%             0.97%(c)
Ratio of net investment income to average net assets**              1.99%(c)       2.64%             2.71%(c)
Portfolio turnover rate                                               20%(d)        114%               67%


                           * Seafirst Shares of Nations Asset Allocation Fund were formerly SRF Shares of the Pacific Horizon Asset Allocation Fund.
                           ** During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
                           (a) Period from June 23, 1997 (inception date) to February 28, 1998.
                           (b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
                           (c) Annualized.
                           (d) Not annualized.

NATIONS INTERMEDIATE BOND FUND     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
(SUCCESSOR TO THE PACIFIC HORIZON
INTERMEDIATE BOND FUND)


                                                              Period Ended      Year Ended      Period Ended
SEAFIRST SHARES*                                                 5/14/99          2/28/99        2/28/98(a)
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD                   $ 10.76         $ 10.87          $ 10.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.11            0.57             0.40
Net realized and unrealized gain (loss) on investment
 transactions                                                      (0.04)          (0.05)            0.13
Total income from investment operations                             0.07            0.52             0.53
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends to shareholders from net investment income               (0.08)          (0.52)           (0.38)
Distributions to shareholders from net realized gains                 --           (0.11)              --
Total Dividends and Distributions                                  (0.08)          (0.63)           (0.38)
Net change in net asset value per share                            (0.01)          (0.11)            0.15
Net asset value per share, end of period                         $ 10.75         $ 10.76          $ 10.87
TOTAL RETURN                                                        0.68%(d)        4.88%            4.86%(d)
=========================================================        =======         =======          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                  $32,438         $33,449          $35,161
Ratio of expenses to average net assets                             0.95%(c)        0.90%            0.95%(c)
Ratio of net investment income to average net assets                5.04%(c)        5.16%            5.45%(c)
Ratio of expenses to average net assets**                           1.10%(c)            (b)          1.07%(c)
Ratio of net investment income to average net assets**              4.89%(c)            (b)          5.33%(c)


                           * Seafirst Shares of Nations Intermediate Bond Fund were formerly SRF Shares of the Pacific Horizon Intermediate Bond Fund.
                           ** During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
                           (a) Period from June 23, 1997 (inception date) to February 28, 1998.
                           (b) There were no waivers or expense reimbursements during the period.
                           (c) Annualized.
                           (d) Not Annualized.

[GRAPHIC]  TERMS USED IN THIS PROSPECTUS

 ASSET-BACKED SECURITY - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 CASH EQUIVALENTS - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 COLLATERALIZED MORTGAGE OBLIGATION (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 COMMERCIAL PAPER - a money market instrument issued by a large company.

 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 CONVERTIBLE DEBT - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 CONVERTIBLE SECURITY - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 CORPORATE OBLIGATION - a money market instrument issued by a corporation or commercial bank.

 CROSSING NETWORKS - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 DEPOSITARY RECEIPTS - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 DIVIDEND YIELD - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 DOLLAR ROLL TRANSACTION - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

 DURATION - a measure used to estimate how much a mutual fund's portfolio will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 EQUITY SECURITY - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST BOSTON CONVERTIBLE INDEX - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

 FOREIGN SECURITY - a debt or equity security issued by a foreign company or government.

 FUNDAMENTAL ANALYSIS - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 FUTURES CONTRACT - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 GUARANTEED INVESTMENT CONTRACT - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 HIGH QUALITY - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or PRIME-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.

 IFC INVESTABLES INDEX - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.

 INVESTMENT GRADE - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 LEHMAN 3-YEAR MUNICIPAL BOND INDEX - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

 LEHMAN 7-YEAR MUNICIPAL BOND INDEX - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

 LEHMAN AGGREGATE BOND INDEX - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 LEHMAN GOVERNMENT BOND INDEX - an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

 LEHMAN GOVERNMENT/CORPORATE BOND INDEX - an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.

 LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX - an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

 LEHMAN INTERMEDIATE TREASURY INDEX - an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested.

 LEHMAN MUNICIPAL BOND INDEX - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

 LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 MERRILL LYNCH 1-3 YEAR TREASURY INDEX - an index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested.

 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE INDEX - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 OVER-THE-COUNTER MARKET - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 PARTICIPATION - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 PASS-THROUGH CERTIFICATE - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 PREFERRED STOCK - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 PRE-REFUNDED BOND - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 PRICE-TO-EARNINGS RATIO (P/E RATIO) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 PRIVATE ACTIVITY BOND - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 QUANTITATIVE ANALYSIS - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 REAL ESTATE INVESTMENT TRUST (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 REVERSE REPURCHASE AGREEMENT - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 RIGHT - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 RUSSELL 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P MIDCAP 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SMALLCAP 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P/BARRA SMALLCAP VALUE INDEX(1) - an unmanaged index of a group of stocks from the S&P SmallCap 600 that have low price-to-book ratios relative to the S&P SmallCap 600 as a whole. It is weighted by market capitalization, and is not available for investment.

 S&P/BARRA VALUE INDEX(1) - an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is weighted by market capitalization, and is not available for investment.

 SALOMON BROTHERS MORTGAGE INDEX - an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.

 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 SENIOR SECURITY - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.

 SPECIAL PURPOSE ISSUER - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

 WARRANT - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 WILSHIRE 5000 EQUITY INDEX - an index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7, 000 companies. The index is weighted by market capitalization and is not available for investment.

 ZERO-COUPON BOND - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.


(1)S&P and BARRA have not reviewed any stock included in the S&P 500, S&P 600, BARRA Index or BARRA SmallCap Index for its investment merit. S&P and BARRA determine and calculate their indexes independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indexes to track stock market performance. S&P and BARRA make no guarantees about the indexes, any data included in them and the suitability of the indexes or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of the McGraw-Hill Companies, Inc.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC]   WHERE TO FIND MORE INFORMATION


 You'll find more information about the Equity, Balanced and Fixed Income Funds in the following documents:



[GRAPHIC]  ANNUAL AND SEMI-ANNUAL REPORTS
           The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]  STATEMENT OF ADDITIONAL INFORMATION
           The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

           You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

           By telephone: 1.800.323.9919

           By mail:
           NATIONS FUNDS
           C/O STEPHENS INC.
           ONE BANK OF AMERICA PLAZA
           33RD FLOOR
           CHARLOTTE, NC 28255

           On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS

           If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.

           PUBLIC REFERENCE SECTION OF THE SEC
           WASHINGTON, DC 20549-6009

           1.800.SEC.0330
           WWW.SEC.GOV




NATIONS FUNDS


SEC file number:
Nations Reserves, 811-6030

NF-SEAFIRST-8/99

                                NATIONS RESERVES
                  (formerly known as The Capitol Mutual Funds)

                       Statement of Additional Information

                              NATIONS CASH RESERVES
                          NATIONS MONEY MARKET RESERVES
                            NATIONS TREASURY RESERVES
                           NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                          NATIONS ASSET ALLOCATION FUND
                           NATIONS CAPITAL INCOME FUND
                     NATIONS CALIFORNIA MUNICIPAL BOND FUND
                         NATIONS INTERMEDIATE BOND FUND
                             NATIONS BLUE CHIP FUND

      Capital, Adviser, Liquidity, Market, Investor, Service, Daily, Trust,
       Investor A, Investor B, Investor C, Primary A, Primary B, Marsico
                              and Seafirst Shares

                                 August 1, 1999


This Statement of Additional Information (the "SAI") is not a prospectus. It is intended to provide additional information regarding the eleven series of Nations Reserves (the "Trust") and should be read in conjunction with the Trust's prospectuses dated August 1, 1999, as supplemented (each a "Prospectus" and collectively, the "Prospectuses"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings as assigned in the Prospectuses. Copies of the Prospectuses may be obtained without charge by writing Nations Funds c/o the Distributor, Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at (800) 321-7854.

                                TABLE OF CONTENTS

                                                                  Page

HISTORY OF THE TRUST...........................................     x

DESCRIPTION OF THE TRUST AND THE INVESTMENTS AND RISKS
OF THE FUNDS ..................................................     x
     General...................................................     x
     Investment Limitations ...................................     x
     Permissible Fund Investments..............................     x
     Asset-Backed Securities...................................     x
     Borrowings................................................     x
     Commercial Instruments....................................     x
     Combined Transactions.....................................     x
     Convertible Securities....................................     x
     Corporate Debt Securities.................................     x
     Custodial Receipts........................................     x
     Currency Swaps............................................     x
     Delayed Delivery Transactions.............................     x
     Dollar Roll Transactions .................................     x
     Equity Swap Contracts ....................................     x
     Foreign Currency Transactions ............................     x
     Futures, Options and Other Derivative
         Instruments...........................................     x
     Risk Factors Associated with Futures and Options
         Transactions..........................................     x
     Guaranteed Investment Contracts...........................     x
     Insured Municipal Securities .............................     x
     Interest Rate Transactions ...............................     x
     Lower Rated Debt Securities...............................     x
     Municipal Securities .....................................     x
     Options on Currencies.....................................     x
     Other Investment Companies................................     x
     Participation Interests and Company Receipts..............     x
     Real Estate Investment Trusts.............................     x
     Repurchase Agreements ....................................     x
     Reverse Repurchase Agreements ............................     x
     Securities Lending........................................     x
     Short Sales...............................................     x
     Special Situations........................................     x
     Stand-by Commitments .....................................     x
     Stripped Securities.......................................     x
     U.S. and Foreign Bank Obligations.........................     x
     U.S. Government Obligations...............................     x
     Use of Segregated and Other Special Accounts..............     x
     Variable and Floating Rate Instruments ...................     x
     Warrants..................................................     x
     When-Issued Purchases and Forward Commitments  ...........     x
     Portfolio Turnover........................................     x
     Investment Risks..........................................     x

MANAGEMENT OF THE TRUST........................................     x
      Nations Funds Retirement Plan............................     x
      Nations Funds Deferred Compensation Plan.................     x
      Shareholder and Trustee Liability........................     x

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING AND
DISTRIBUTION AGREEMENTS .......................................     x
     Investment Adviser and Sub-Advisers.......................     x
     Co-Administrators and Sub-Administrator...................     x
     Distribution Plans and Shareholder Servicing
         Arrangements for
        Liquidity Class........................................     x
        Market Class...........................................     x
        Adviser Class..........................................     x
        Trust Class............................................     x
        Daily Class............................................     x
        Service Class..........................................     x
        Investor Class.........................................     x
        Investor A Shares......................................     x
        Investor B Shares......................................     x
        Investor C Shares......................................     x
        Primary B Shares.......................................     x
        Marsico Shares.........................................     x
        Seafirst Shares........................................     x
     Expenses..................................................     x
     Transfer Agents and Custodians............................     x
     Distributor...............................................     x
     Independent Accountant and Reports........................     x
     Counsel...................................................     x

FUND TRANSACTIONS AND BROKERAGE................................     x
     General Brokerage Policy..................................     x
     Section 28(e) Standards...................................     x

DESCRIPTION OF SHARES..........................................     x
     Description of Shares of the Trust........................     x
     Purchase and Redemption of Fund Shares....................     x
     Exchanges.................................................     x
     Determination of Net Asset Value..........................     x

ADDITIONAL INFORMATION CONCERNING TAXES........................     x
     General...................................................     x
     Excise Tax ...............................................     x
     Private Letter Ruling.....................................     x
     Taxation of Fund Investments..............................     x
     Foreign Taxes ............................................     x
     Capital Gain Distribution.................................     x
     Other Distributions.......................................     x
     Disposition of Fund Shares................................     x
     Federal Income Tax Rates..................................     x
     Corporate Shareholders....................................     x
     Foreign Shareholders......................................     x
     Backup Withholding........................................     x
     Tax Deferred Plans........................................     x
     Special Tax Consideration.................................     x
     Additional Consideration for Nations Municipal Reserves,
        Nations California Tax-Exempt Reserves and Nations
        California Municipal Bond Fund.........................     x
     Additional Consideration for Nations California Tax-Exempt
        Reserves and Nations California Municipal Bond Fund....     x
     Other Matters.............................................     x

PERFORMANCE INFORMATION........................................     x
     General...................................................     x
     Yield Calculations........................................     x
     Total Return Calculations.................................     x

MISCELLANEOUS..................................................     x
     Certain Record Holders....................................     x

REPORTS, EXPERTS AND FINANCIAL INFORMATION.....................     x

                           SCHEDULE A - Description of
      Ratings..................................................   A-1

                           HISTORY OF NATIONS RESERVES

 Nations Reserves (formerly known as The Capitol Mutual Funds),(1) (referred to herein as the "Trust") is an open-end registered investment company in the Nations Funds family, which consists of the Trust, Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc., Nations Annuity Trust and Nations Master Investment Trust.

      The Trust was organized as a Massachusetts business trust on January 22, 1990. It has a fiscal year end of March 31st.

                          DESCRIPTION OF THE TRUST AND
                     THE INVESTMENTS AND RISKS OF ITS FUNDS

      General

      The Agreement and Declaration of Trust under which the Trust was duly established permits the Trust to offer separate series of units of beneficial interest ("shares"). Each share of each series represents an equal proportionate interest in that series. This Statement of Additional Information ("SAI") relates to the Trust's Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves, Nations Government Reserves, Nations Municipal Reserves and the Nations California Tax-Exempt Reserves (collectively referred to as the "Money Market Funds"), and to the Trust's Nations Asset Allocation Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Intermediate Bond Fund and Nations Blue Chip Fund (collectively referred to as the "Non-Money Market Funds," and, together with the Money Market Funds, the "Funds").

      Nations Intermediate Bond Fund and Nations Blue Chip Fund are sometimes referred to herein as the "Feeder Funds." The Feeder Funds seek to achieve their respective investment objectives by investing substantially all of their assets in diversified investment portfolios having the same investment objective as the Master Portfolios of Nations Master Investment Trust ("NMIT"), an open-end management investment company. Nations Intermediate Bond Fund invests substantially all of its assets in Nations Intermediate Bond Master Portfolio. Nations Blue Chip Fund invests substantially all of its assets in Nations Blue Chip Master Portfolio.

      Each share of the Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Agreement and Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

      Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of the Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of when the 1940 Act requires voting by fund.
_________
(1) More specifically, Nations Reserves is the name under which The Capitol Mutual Funds conducts business.

      As of August 1, 1999, Bank of America, N.A. ("Bank of America") and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of the Trust and therefore could be considered to be a controlling person of the Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which Bank of America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.

      The Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. The Trust's By-Laws provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of the Trust entitled to be voted at such meeting.

      Banc of America Advisors, Inc. ("BAAI") is the investment adviser to the Funds, except Nations Blue Chip Fund and Nations Intermediate Bond Fund. Chicago Equity Partners Corporation ("Chicago Equity") is co-investment sub-adviser with TradeStreet Investment Associates, Inc. ("TradeStreet") to Nations Asset Allocation Fund. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to all other Funds, except Nations Blue Chip Fund and Nations Intermediate Bond Fund. Nations Intermediate Bond Fund and Nations Blue Chip Fund invest all of their assets in Nations Intermediate Bond Master Portfolio and Nations Blue Chip Master Portfolio, respectively (each a "Master Portfolio"). BAAI is the investment adviser, and TradeStreet is the investment sub-adviser, to each Master Portfolio As used herein the term "Adviser" shall mean BAAI, TradeStreet, and/or Chicago Equity as the context may require.

      This SAI is intended to furnish prospective investors with additional information concerning the Companies and the Funds. Some of the information required to be in this SAI is also included in the Funds' current Prospectuses, and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this SAI omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectuses and this SAI, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. No investment in the Funds' Shares should be made without first reading the related Prospectuses.

      Investment Limitations

      Information concerning each Fund's investment objective is set forth in each Prospectus. There can be no assurance that the Funds will achieve their objectives. The features of the Funds' principal investment strategies and the principal risks associated with those investment strategies also are discussed in the Prospectuses. The most significant investment restrictions applicable to the Funds' investment programs are set forth below:

      The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI. In addition,, each Fund is seeking or has obtained permission from the SEC to borrow money from or lend money to other funds of the companies, and to other investment companies that permit such transactions, and for which BAAI serves as investment adviser.

      Each Fund (except with respect to certain Funds whose restrictions are enumerated separately) will not:

1. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund may enter into reverse repurchase agreements or dollar roll transactions. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

4. Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the New York Stock Exchange).

5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves may not:

1.  Acquire more than 10% of the voting securities of any one issuer.

2.  Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) may enter into repurchase agreement and non-negotiable time deposits, provided that repurchase agreements and non-negotiable time deposits maturing in more than seven days, illiquid restricted securities and other securities which are not readily marketable are not to exceed, in the aggregate, 10% of the Fund's total assets and (c) the Funds (except Nations Municipal Reserves) may engage in securities lending as described in each prospectus and in this SAI.

5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of other money market funds. Under these rules and regulations, the Funds are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Funds own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. It is the position of the Securities and Exchange Commission's Staff that certain nongovernmental issues of CMOs and REMICS constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, or partner of the Trust or Adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees and partners owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

12. Invest in interest in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

13. Write or purchase puts, calls or combinations thereof.

14. Invest in warrants valued at lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

Nations Money Market Reserves may not:

1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3. Act as an underwriter of securities within the meaning of the 1933 Act except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and
     (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

7. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

8. Purchase securities of companies for the purpose of exercising control.

9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of the value of the Fund's total assets would be invested in other securities of any one bank or in the securities of any other issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund; except that up to 25% of the value of the Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. In accordance with the current regulations of the SEC, the Fund intends to limit its investments in bankers' acceptances, certificates of deposit and other securities of any one bank to not more than 5% of the Fund's total assets at the time of purchase (rather than the 15% limitation set forth above), provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This practice, which is not a fundamental policy of the Fund, could be changed only in the event that such regulations of the Securities and Exchange Commission are amended in the future.

10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to: (i) instruments issued or guarantee by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. In construing Investment Limitation 10 in accordance with SEC policy, to the extent permitted, U.S. branches of foreign banks will be considered to be U.S. banks where they are subject to the same regulation as U.S. banks.

11. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectuses are not deemed to be pledged for purposes of this limitation.

      Although the foregoing investment limitations would permit Nations Money Market Reserves to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments during the next 12 months. Prior to making any such investments, the Fund would notify its shareholders and add appropriate descriptions concerning the instruments to the Prospectuses and this SAI.

      As stated in the Prospectuses, securities subject to unconditional demand features acquired by Nations Money Market Reserves must satisfy special SEC diversification requirements. In particular, a security that has an unconditional demand feature or other guarantee (as defined by SEC regulations) which is issued by a person that, directly or indirectly, does not control, and is not controlled by or under common control with, the issuer of the security (an "Unconditional Demand Feature") is subject to the following diversification requirements: Immediately after the acquisition of the security, Nations Money Market Reserves may not have invested more than 10% of its total assets in securities issued by or subject to Unconditional Demand Features from the same person, except that the Fund may invest up to 25% of its total assets in securities subject to Unconditional Demand Features of persons that are rated in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO).

      Nations California Tax-Exempt Reserves may not:

1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

2. Underwrite any issue of securities within the meaning of the 1933 Act, except when it might be technically deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

3. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) not withstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act. Notwithstanding the above limitation, there is no limitation with respect to investments by any of the Funds in repurchase agreements, domestic bank obligations and certain bank obligations considered to be issued by domestic banks purchase to regulations or pronouncements of the Securities and Exchange Commission or its staff.

4. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.
5. Purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, future contracts and options on future contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

6. Make loans, except to the extent permitted by the 1940 Act.

Nations Asset Allocation Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Intermediate Bond Master Portfolio and Nations Blue Chip Master Portfolio may not:

1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.

5. Make loans, except to the extent permitted by the 1940 Act.

6. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.

Non-Fundamental Investment Limitations:

1. Nations Treasury Reserves may not write covered call options or purchase put options as long as the Fund invests exclusively in U.S. Treasury obligations, separately traded component parts of such obligations transferable through the Federal book-entry system, and repurchase agreements involving such obligations.

2. Nations California Tax-Exempt Reserves may not purchase the securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer; (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by 1940 Act and (c) the 5% limitation may be temporarily exceeded provided that the discrepancy is eliminated as the end of the quarter or within 30 days thereafter.

     Notwithstanding the foregoing restriction, the California Tax-Exempt Reserves invest without regard to 5% limitation in securities subject to certain guarantees and certain money market Fund securities in accordance with Rule 2a-7 under 1940 Act or any successor rule, and otherwise permitted in accordance with Rule 2a-7 or any successor rule.

3. Nations Asset Allocation Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Intermediate Bond Master Portfolio and Nations Blue Chip Master Portfolio may not: sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. For this purpose, a deposit or payment by a Fund for initial or maintenance margin in connection with future contracts is not considered to be the purchase or sale of a security on margin.

4. Nations Asset Allocation Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Intermediate Bond Master Portfolio and Nations Blue Chip Master Portfolio may not purchase securities of other investment companies except as permitted by the 1940 Act.

5. Nations California Municipal Bond Fund may not purchase securities of companies for the purpose of exercising control.

6. Nations Intermediate Bond Master Portfolio, Nations Blue Chip Master Portfolio, Nations Asset Allocation Fund, Nations Capital Income Fund and Nations California Municipal Bond Fund may not write or sell puts, calls, straddles, spreads or combinations thereof except that a Fund may acquire standby commitments and may enter into futures contracts and options in accordance with their investment objectives.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Permissible Fund Investments

      In addition to the principal investment strategies for each Fund, which are outlined in the Funds' prospectuses, each Fund also may invest in other types of securities in percentages of less than 10% of its total assets (unless otherwise indicated, e.g., most Funds may invest in money market instruments without limit during temporary defensive periods). These types of securities are listed below for each portfolio and then are described in more detail after this sub-section.

      Nations Asset Allocation Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund may lend its Fund securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Fund may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

      Nations Blue Chip Fund: In addition to the types of securities described in the Fund's Prospectus, the Blue Chip Master Portfolio (in which the Fund invests all of its assets) may invest in: cash equivalents, which include the following short-term interest rate bearing instruments--obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, foreign government securities and commercial papers issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P, Duff & Phelps and Fitch IBCA. For a description of ratings, see Appendix A to this SAI. The Master Portfolio also may invest in certain specified derivative securities including: exchange-traded options, over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Master Portfolio also may lend its portfolios securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. It also may invest in real estate investment trust securities, securities issued by other investment companies, consistent with the Master Portfolio's investment objective and policies.

      Nations Capital Income Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: Eurodollar convertible securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, money market securities, investment grade debt securities, cash equivalents, options, securities purchase on a when-issued, forward-commitment or delayed-settlement basis. The Fund also may invest in: certain specified derivative securities including: exchange-traded options, over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund also may lend its portfolios securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. It also may invest in real estate investment trust securities, securities issued by other investment companies, consistent with the Fund's investment objective and policies.

      Nations Intermediate Bond Fund: In addition to the types of securities described in the Fund's Prospectus, the Intermediate Bond Master Portfolio (in which the Fund invests all of its assets) may invest in: municipal securities, cash equivalents, certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Master Portfolio may lend its securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Master Portfolio may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Master Portfolio may purchase securities issued by other investment companies, consistent with its investment objective and policies. The Master Portfolio also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

      Nations California Municipal Bond Fund: below investment-grade municipal securities, short-term taxable and non-taxable obligations, repurchase agreements, private activity bonds, certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund may lend its Fund securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Fund may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

      Nations California Tax-Exempt Reserves: cash equivalents and taxable obligations, during temporary defensive periods.

      Nations Cash Reserves: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements.

      Nations Treasury Reserves: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors.

      Nations Municipal Reserves: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements.

      Additional information on the particular types of securities in which certain Funds may invest in is set forth below.

Asset-Backed Securities

      In General. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

      The life of an asset-backed security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

      Mortgage-Backed Securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

      Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

      The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

      The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

      The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

      Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

      Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

      Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

      The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

      A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

      The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

      Additional Information on Mortgage-Backed Securities.

      Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

      Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

      The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

      The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

      The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

Underlying Mortgages

      Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

      All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Average Life

      The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

      As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

Returns on Mortgage-Backed Securities

      Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

   Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

      Non-Mortgage Asset-backed Securities. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

      Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

      The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset-backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset-backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset-backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset-backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset-backed Securities, credit card receivables are unsecured obligations of the card holder.

      While the market for Asset-backed Securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

Borrowings

      NFT, NFI and NFP participate in an uncommitted line of credit provided by The Bank of New York under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus .50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement. Specific borrowings by a Fund under the Agreement over the last fiscal year, if any, can by found in the Funds' Annual Reports for the year ended March 31, 1999.

Commercial Instruments

      Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. The Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two Nationally Rated Statistical Rating Organizations ("NRSROs"), are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by NFI's Board of Directors on the advice of the Adviser.

      Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.

      Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that similar criteria to that set forth above with respect to the issuers of commercial paper purchasable by the Prime Fund are met. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. See also the discussion of variable- and floating-rate instruments in this SAI.

      Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

      Certain Funds also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations also may be purchased by the Fund when the borrowing company is already in default. In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

Combined Transactions

      Certain Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

Convertible Securities

      Certain Funds may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated in the top two categories by an Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments, as well as, an opportunity for capital appreciation by virtue of their conversion or exchange features.

      The convertible securities in which a Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities, generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion exchange features. Convertible securities generally are subordinated to other similar debt securities but not to non-convertible securities of the same issuer. Convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Corporate Debt Securities

      Certain Funds may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participation based on revenue, sales or profit, or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

      The corporate debt securities in which the Funds will invest will be rated investment grade by at least one NRSRO (e.g., BBB or above by Standard & Poor's Corporation ("S&P") or Baa or above by Moody's Investors Services, Inc. ("Moody's")). Commercial paper purchased by the Funds will be rated in the top two categories by a NRSRO. Corporate debt securities that are not rated may be purchased by such Funds if they are determined by the Adviser to be of comparable quality under the direction of the Board of Directors of the Company. If the rating of any corporate debt security held by a Fund falls below such ratings or if the Adviser determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached as Schedule A to this Statement of Additional Information.

Custodial Receipts

      Certain Funds may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

Currency Swaps

      Certain Funds also may enter into currency swaps for hedging purposes and to seek to increase total return. In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Fund and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by an NRSRO, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser.

Delayed Delivery Transactions

      In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

Dollar Roll Transactions

      Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

      The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Equity Swap Contracts

      Certain Funds may from time to time enter into equity swap contracts. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. A Fund will only enter into Equity Swap Contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

      If there is a default by the counterparty to an Equity Swap Contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

      Certain Funds may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where a Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Fund's equity market exposure consistent with the Fund's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

      Equity Swap Contracts will not be used to leverage a Fund. A Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Fund owns would exceed 15% of the Fund's total assets.

       The Adviser does not believe that a Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

Foreign Currency Transactions

      Certain Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

      Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

      A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

      Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

      The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

      The Funds are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

Futures, Options and Other Derivative Instruments

      Futures Contracts in General. A futures contract is an agreement between two parties for the future delivery of fixed income securities or equity securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

      While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

      Futures Contracts on Fixed Income Securities and Related Indices. As noted in their respective Prospectuses, certain Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

      The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Fund will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

      Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

      Stock Index Futures Contracts. Certain Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

      In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

      Options on Futures Contracts. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to purchase a position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      Options on Futures Contracts on Fixed Income Securities and Related Indices. Certain Funds may purchase put options on futures contracts in which such Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

      Options on Stock Index Futures Contracts, Options on Stock Indices and Options on Equity Securities. Certain Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

      Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

      Options and Futures Strategies. The Adviser may seek to increase the current return of certain Funds by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC Rule 32.4, a Fund will not make these investments.

      The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions for leveraging purposes.

      Writing Covered Options on Securities. Certain Funds may write covered call options and covered put options on securities in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

      A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

      A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.
      A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

      Purchasing Put and Call Options on Securities. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

      A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

      Purchase and Sale of Options and Futures on Stock Indices. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

      Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

      If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

      Purchase and Sale of Interest Rate Futures. A Fund may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

      A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

      The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

      Options on Stock Index Futures Contracts and Interest Rate Futures Contracts. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

      Purchase and Sale of Currency Futures Contracts and Related Options. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

      A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

      The Fund will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

      If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

      Limitations on Purchase of Options. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

Risk Factors Associated with Futures and Options Transactions

      The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

      Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

      The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

      In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

      Risk of Imperfect Correlation. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

      The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

      A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

      Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

      The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Risk of Predicting Interest Rate Movements. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

      Trading and Position Limits. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

      Regulations on the Use of Futures and Options Contracts. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

      When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

      The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors/Trustees.

      Additional Information on Futures and Options

      As stated in the Prospectus, each Non-Money Market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I..Interest Rate Futures Contracts.

      Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

      Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

      Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

      In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

      The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

      If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

      Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

      For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.

      The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

      If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

      In each transaction, expenses also would be incurred.

II.   Index Futures Contracts.

      A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

      A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

         Portfolio                              Futures

                                          -Day Hedge is Placed

Anticipate Buying $62,500                       Buying 1 Index Futures at 125
   Equity Portfolio                             Value of Futures = $62,500/
                                                Contract

                                          -Day Hedge is Lifted-

Buy Equity Portfolio with                       Sell 1 Index Futures at 130
   Actual Cost = $65,000                        Value of Futures = $65,000/
   Increase in Purchase                               Contract
Price = $2,500                                  Gain on Futures = $2,500


                 HEDGING A STOCK PORTFOLIO: Sell the Future Hedge
          Objective: Protect Against Declining (Value of the Portfolio)

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0

         Portfolio                              Futures

                                          -Day Hedge is Placed

Anticipate Selling $1,000,000                   Sell 16 Index Futures at 125
   Equity Portfolio                             Value of Futures = $1,000,000

                                          -Day Hedge is Lifted-

Equity Portfolio-Own                            Buy 16 Index Futures at 120
   Stock with Value = $960,000                  Value of Futures = $960,000
   Loss in Portfolio                            Gain on Futures = $40,000
     Value = $40 000

    If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

         Portfolio                              Futures

                                          -Day Hedge is Placed

Anticipate Buying $62,500                       Buying 1 Index Futures at 125
   Equity Portfolio                             Value of Futures = $62,500/
                                                Contract

                                          -Day Hedge is Lifted-

Buy Equity Portfolio with                       Sell 1 Index Futures at 120
   Actual Cost = $60,000                        Value of Futures = $60,000/
                                                   Contract
   Decrease in Purchase                         Loss on Futures = $2,500
      Price = $2,500                               Contract


                    HEDGING A STOCK PORTFOLIO: Sell the Future
                    Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0

         Portfolio                              Futures

                                          -Day Hedge is Placed

Anticipate Selling $1,000,000                   Sell 16 Index Futures at 125
   Equity Portfolio                             Value of Futures = $1,000,000

                                          -Day Hedge is Lifted-

Equity Portfolio-Own                             Buy 16 Index Futures at 130
    Stock with Value = $1,040,000                Value of Futures = $1,040,000
    Gain in Portfolio = $40,000                  Loss of Futures = $40,000
      Value = $40,000

III.  Margin Payments

      Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.   Risks of Transactions in Futures Contracts

      There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at Al. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

      To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of Price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

      Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V. Options on Futures Contracts.

      The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

    Accounting Treatment.

      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Guaranteed Investment Contracts

      Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

      A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

      A Money Market Fund will acquire GlCs so that they, together with other instruments in such Fund's portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. A Money Market Fund will restrict its investments in GlCs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

Insured Municipal Securities

      Certain of the Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

Interest Rate Transactions

      Among the strategic transactions into which certain Funds may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

      A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from a Nationally Recognized Statistical Rating Organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

Lower Rated Debt Securities

      The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

      The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

      Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

      Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as may buyers. Each Fund's policies regarding lower rated debt securities is not fundamental and may be changed at any time without shareholder approval.

      While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

      Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

      The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Municipal Securities

      Generally. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

      Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Municipal securities may include variable- or floating- rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

      Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

      Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

      Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

      The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and
(6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

      In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold;
(3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

      Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

      In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

      Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

      There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

      Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for opinions relating to the validity of such issuance.

      The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

      The following information relates specifically to the Nations California Tax-Exempt Reserves and the California Municipal Bond Fund:

This summary does not purport to be a comprehensive description of all relevant facts. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, the estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

Economic Factors

Fiscal Years Prior to 1995-96. Pressures on the State's budget in the late 1980's and early l990's were caused by a combination of external economic conditions and growth of the largest General Fund Program--K-14 education, health, welfare and corrections--at rates faster than the revenue base. These pressures could continue as the State's overall population and school age population continue to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as result of recent federal and State welfare reform initiatives.

As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had period of significant budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfers of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire such deficits in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year Plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

1995-96, 1996-97 and 1997-98 Fiscal Years

With the end of the recession, and a growing economy beginning in 1994, the State's financial condition improved markedly in the last two fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The last of the recession-induced budget deficits was repaid, allowing the SFEU to post a positive cash balance for only the second time in the l990's, totaling $1.8 billion as of June 30, 1998. The State's cash position also returned to health, as cash flow borrowing was limited to $3 billion in 1996-97, and no deficit borrowing has occurred over the end of these last two fiscal years.

In each of these two fiscal years, the State budget contained the following major features:

1. Expenditures for K-14 schools grew significantly, as new revenues were directed to school spending under Proposition 98. These additional funds allowed several new education initiatives to be funded, and raised K-14 per-pupil spending to around $4,900 by Fiscal Year 1996-97. See "STATE FINANCES" - Proposition 98".

2. The Budgets restrained health and welfare spending levels, holding to reduced benefit levels enacted in earlier years, and attempted to reduce General Fund spending by calling for greater support from the federal government. The State also attempted to shift to the federal government a larger share of the cost of incarceration and social services for illegal aliens. Some of these efforts were successful, and federal welfare reform also helped, but as a whole the federal support never reached the levels anticipated when the budgets were enacted. These funding shortfalls were, however, filled by the strong revenue collections, which exceeded expectations.

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3. General Fund support for the University of California and the California
State University system grew by an average of 5.2 percent increase, 3.3 percent and 6 percent per year, respectively, and there were no increases in student fees.

4. General Fund support for the Department of Corrections grew as needed to meet increased prison population. No new prisons were approved for construction, however.

5. There were no tax increases, and starting January 1, 1997, there was a 5 percent cut in corporate taxes. The suspension of the Renter's Tax Credit, first taken as a cost-saving measure during the recession, was continued.

As noted, the economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. As a result, there was no dramatic increase in budget reserves, although the accumulated budget deficit from the recession years was finally eliminated in the past fiscal year.

1998-99 Fiscal Year

On January 9, 1998, the Governor projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. In May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected on January 9, 1998. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").

For the current fiscal year, the State legislature did not adhere to the constitutional requirement that it adopt its budget for the upcoming fiscal year by midnight of June 15th. On July 22, 1998, the Legislature unanimously passed an $18.9 billion emergency-spending bill to cover the costs of, among others, bond payments, paychecks for state workers, retirement pensions, prisons, school and welfare programs from July 1st through August 5th. The Legislature passed the Budget Bill on August 11, 1998.

Fiscal Year 1998-99 Budget Act

On August 21, 1998, the Governor signed the Budget Act, but vetoed expenditures of $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

The Budget Act anticipated General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. In May of 1999, the Governor released new projections for the balance of the 1998-99 fiscal year (the "May Update"). The May Update showed that the State's economy grew stronger in late 1998 and into 1999 than had been anticipated. Most of the increase was reviewed from personal income taxes, reflecting stronger wage employment than previously estimated, and additional growth in capital gain realizations resulting from the stock market's rise.

After giving effect to the Governor's vetoes, the Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projected a balance in the SFEU as of June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of general fund revenues. The May update projects that the SFEU will have a balance of almost $1.9 billion as of June 30, 1999. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.

The Budget Act provides that starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the general fund of approximately $500 million in the 1998-99 Fiscal year and about $1 billion annually thereafter. In addition to the cut in VLF, the 1998-99 Budget includes both temporary and permanent increases, in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

The following were the major features of the 1998-99 Budget Act:

Proposition 98 funding for K-14 schools is increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, about $300 million higher than the minimum Proposition 98 guaranty. An additional $600 million was appropriated to "settle up" prior years' Proposition 98 entitlements, and was primarily devoted to one-time uses such as block grants, deferred maintenance, and computer and laboratory equipment. Of the 1998-99 funds, major new programs include money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Governor held $250 million of education funds which were vetoed as set-aside for enactment of additional reforms. Overall, per-pupil spending for K-14 schools under Proposition 98 is increased to $5,695, more than one-third higher than the level in the last recession year of 1993-94. The 1998-99 Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

Funding for higher education increased substantially above the level called for in the Governor's four-year compact. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges received a $300 million (6.6%) increase under Proposition 98.

The Budget Act includes increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in nine years. Future increases will depend on sufficient general fund revenue to trigger the phased cuts in VLF described above.

Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

Various other highlights of the Budget included new funding for resources projects, dedication of $376 million of general fund moneys for capital outlay projects, funding of a three percent State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).

The State of California received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipates receiving approximately $195 million in federal reimbursements for federal fiscal year 1998.

After the Budget Act was signed, and prior to the close of the Legislative session on August 31, 1998, the Legislature passed a variety of fiscal bills. The Governor had until September 30, 1998 to sign or veto these bills. The bills with the most significant fiscal impact which the Governor signed include $235 million for certain water system improvements in Southern California, $243 million for the State's share of the purchase of environmentally sensitive forest lands, $178 million for state prisons, $160 million for housing assistance, and $125 million for juvenile facilities. The Governor also signed bills totaling $223 million for education programs which were part of the Governor's $250 million veto "set aside," and $32 million for local governments' fiscal relief. In addition, he signed a bill reducing by $577 million the State's obligation to contribute to the State Teachers' Retirement System in the 1998-99 Fiscal Year.

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

Although California's strong economy is producing additional revenues for the State government, the State's budget continues to be under stress from mandated spending on education and services. There can be no assurances that, if economic conditions weaken in the United States or abroad, or other factors intercede, the State will not experience gaps in the future.

Proposed 1999-2000 Fiscal Year Budget

On January 8, 1999, the Governor released his proposed budget for the 1999-2000 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimates general fund revenues and transfers in 1999-2000 of $60.3 billion, a 7.1% increase from revised 1998-99 figures. The Governor proposes expenditures of $60.5 billion, a 3.8% increase from 1998-99. The Proposed Budget projects a balance in the SFEU of $414.5 million on June 30, 2000 and is expanded to $42.8 billion, an increase of $2.8 billion over 1998-99.

The Proposed Budget incorporates a proposal to obtain federal waiver and federal funding for the current state-funded family planning program, titled Family Planning, Access, Care and Treatment ("Family PACT"). The federal funding of approximately $122 million will reduce General Fund expenditures for Medi-Cal by a similar amount, $62 million of which savings will be used to assist in balancing the 1999-2000 budget.

The Orange County Bankruptcy. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

Constitutional, Legislative and Other Factors

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

Revenue Distribution. Certain Debt Obligations in Nations California Municipal Bond Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain Debt Obligations in Nations California Municipal Bond Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

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The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to MediCal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a MediCal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

Mortgages and Deeds. Certain Debt Obligations in Nations California Municipal Bond Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

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

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain Debt Obligations in Nations California Municipal Bond Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Proposition 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

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Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

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Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July l, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

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

5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

8. Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App.3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, 230 Cal. App.3d 1058, 282 Cal. Rptr. 27
(1991) , subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, 11 Cal. 4th 220
(1995), reh'g denied, modified [45 Cal. Rptr. 2d 204] (1995), the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

California Senate Bill 1590, introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

Proposition 218. On November 5, 1996, the voters of the State of California approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act." Proposition 218 adds Articles XIIIC and XIIID to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

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Article XIIIC of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

Article XIIIC of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the 1995 California State Supreme Court decision in Rossi v. Brown, 9 Cal. 4th 688 [38 Cal. Rptr. 2d 363] (1995), which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIIIC of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIIID of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIIID of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

Other Investment Information. The investment adviser believes that it is likely that sufficient California Municipal Securities will be available to satisfy the investment objective, policies and limitations of Nations California Municipal Bond Fund, and to enable the Fund to invest at least 50% of its total assets in California Municipal Securities at the close of each of its fiscal quarters. In meeting this investment policy the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 35% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

If the Trust's Board of Trustees, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the Fund's total assets in Nations California Tax-Exempt Reserves and Nations California Municipal Bond Fund at the close of each quarter of the Fund's taxable year, the Board would re-evaluate each Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

Options on Currencies

      Certain Funds may purchase and sell options on currencies to hedge the value of securities the Fund holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

Other Investment Companies

      In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Fund bears in connection with its own operations. The Adviser has agreed to remit to the respective investing Fund fees payable to it under its respective Investment Advisory Agreement with an affiliated money market Fund to the extent such fees are based upon the investing Fund's assets invested in shares of the affiliated money market fund.

Participation Interests and Company Receipts

      The Government Bond Fund also may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which the Fund will be able to demand payment, the Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Fund to obtain repayment could depend on the issuing financial institution.

      Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the SEC). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Board of Directors. For certain participation interests or trust receipts the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

Real Estate Investment Trusts

      A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gain from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

      REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

Repurchase Agreements

      The repurchase price under any repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Company's custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by such Company under the 1940 Act.

Reverse Repurchase Agreements

      At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Securities Lending

      To increase return on portfolio securities, certain Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 33% of the value of its total assets which may include cash collateral received for securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

Short Sales

      Certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

Special Situations

      Certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Stand-By Commitments

      Certain Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

      The amount payable to a Tax-Free Bond Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which a Tax-Free Bond Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Tax-Free Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Tax-Free Bond Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

      A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying Municipal Securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

      The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund. The Tax-Free Bond Funds will not acquire a stand-by commitment unless immediately after the acquisition not more than 5% of the Funds' total assets will be subject to a demand feature, or in stand-by commitments, with the same institution.

      Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

      The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying Municipal Securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

Stripped Securities

      Certain Funds may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

      In addition, the Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Company's Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

      Although stripped securities may not pay interest to holders prior to maturity, Federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

U.S. and Foreign Bank Obligations

      These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

      Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, pursuant to the established by the Board of Directors of the Company, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment.

      Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

U.S. Government Obligations

      Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

      U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

Use of Segregated and Other Special Accounts

      Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund to either segregate assets in an account with, or on the books of, the Company's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

      A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

      Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

      In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

      In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

Variable- and Floating-Rate Instruments

      Certain Funds may purchase variable-rate and floating rate obligations. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable-rate demand notes held by a Money Market Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to payment principal on not more than 30 days' notice, or at specified intervals not exceeding 397 days (upon not more than 30 days' notice), and (ii) the rate of interest on such note is adjusted automatically at periodic intervals which may extend up to 397 days.

      The variable- and-floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

Warrants

      Certain Funds are permitted to invest in warrants. Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

When-Issued Purchases and Forward Commitments

      A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will segregate cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. Because a Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

      A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

      When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Portfolio Turnover

      Generally, the Equity Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Portfolio and its shareholders. For the Funds' portfolio turnover rates, see the "Financial Highlights" in the Prospectus.

Investment Risks

      In addition to the risks identified in certain of the securities descriptions above, there also are general investment risks associated with an investment in any of the Funds.

      Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indexes, was trading at or close to record levels. There can be no guarantee that these levels will continue.

      Nations California Tax-Exempt Reserves and Nations California Municipal Bond Fund, as non-diversified funds, typically invest in California municipal securities. Therefore, events affecting the State of California could have a greater impact on the Fund's net asset value.

      The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. In addition, obligations with the lowest investment grade rating (e.g., "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

      Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Fund Securities."

      Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

                             MANAGEMENT OF THE TRUST

      The business and affairs of the Trust are managed under the direction of its Boards of Trustees. This SAI contains the names of and general background information concerning each Trustee.

      The Trust and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

      The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and the officers of the Trust and their principal occupations for the last five years are set forth below.

                                                 Principal Occupations
                                                 During Past 5 Years
                         Position with           and Current
Name, Address, and Age   the Trust               Directorships
----------------------   ---------               -------------

Edmund L. Benson, III,   Director                Director, President and
62                                               Treasurer, Saunders &
Saunders & Benson, Inc.                          Benson, Inc. (Insurance),
1510 Willow Lawn Drive                           Insurance Managers, Inc.
Suite 216                                        (insurance); Trustee,
Richmond, VA 23230                               Nations Reserves, Master
                                                 Investment Trust, Nations
                                                 Annuity Trust and Nations Fund
                                                 Trust; Director, Nations Fund,
                                                 Inc., Nations LifeGoal Funds,
                                                 Inc., and Nations Fund
                                                 Portfolios, Inc.

James Ermer, 56          Director                Retired Executive Vice
11511 Compass Point                              President, Corporate
Drive                                            Development and Planning -
Ft. Meyers, FL  33908                            Land America (title
                                                 insurance); Senior Vice
                                                 President, Finance - CSX
                                                 Corporation (transportation and
                                                 natural resources); Director -
                                                 National Mine Service (mining
                                                 supplies), Lawyers Title
                                                 Corporation (title insurance),
                                                 Nations Fund, Inc., Nations
                                                 Fund Portfolios, Inc. and
                                                 Nations LifeGoal Funds, Inc.;
                                                 Trustee - Nations Reserves,
                                                 Nations Fund Trust, Nations
                                                 Annuity Trust and Nations
                                                 Master Investment Trust.

William H. Grigg, 66     Director                Chairman Emeritus since
Duke Power Co.                                   July 1997, Chairman and
16092A Reap Road                                 Chief Executive Officer
Albermarle, NC  28001                            from April 1994 to July
                                                 1997 - Duke Power Co.; Director
                                                 - The Shaw Group, Inc.;
                                                 Director and Vice Chairman,
                                                 Aegis Insurance Services, Ltd.
                                                 (a mutual insurance company in
                                                 Bermuda); Director-Hatteras
                                                 Income Securities, Inc.,
                                                 Nations Government Income Term
                                                 Trust 2003, Inc., Nations
                                                 Government Income Term Trust
                                                 2004, Inc., Nations Balanced
                                                 Target Maturity Fund, Inc.,
                                                 Nations Fund, Inc., Nations
                                                 Fund Portfolios, Inc. and
                                                 Nations LifeGoal Funds, Inc.;
                                                 Trustee - Nations Reserves,
                                                 Nations Fund Trust, Nations
                                                 Annuity Trust and Nations
                                                 Master Investment Trust.

Thomas F. Keller, 67     Director                R.J. Reynolds Industries
Fuqua School of Business                         Professor of Business
P.O. Box 90120                                   Administration and Former
Duke University                                  Dean - Fuqua School of
Durham, NC 27708                                 Business, Duke University;
                                                 Director - LADD Furniture,
                                                 Inc. (furniture), Wendy's
                                                 International, Inc.
                                                 (restaurant operating and
                                                 franchising), American
                                                 Business Products, Inc.
                                                 (printing services),
                                                 Dimon, Inc. (tobacco),
                                                 Biogen, Inc.
                                                 (pharmaceutical
                                                 biotechnology), Hatteras
                                                 Income Securities, Inc.,
                                                 Nations Government Income
                                                 Term Trust 2003, Inc.,
                                                 Nations Government Income
                                                 Term Trust 2004, Inc.,
                                                 Nations Balanced Target
                                                 Maturity Fund, Inc.,
                                                 Nations Fund, Inc.,
                                                 Nations Fund Portfolios,
                                                 Inc. and Nations LifeGoal
                                                 Funds, Inc.; Trustee - The
                                                 Mentor Funds, Mentor
                                                 Institutional Trust, Cash
                                                 Reserve Trust, Nations
                                                 Reserves, Nations Fund
                                                 Trust, Nations Annuity
                                                 Trust and Nations Master
                                                 Investment Trust.

Carl E. Mundy, Jr., 64   Director                President and CEO - USO
USO World Headquarters                           from May 1996 to present;
Washington Navy Yard                             Commandant - United States
Building 198                                     Marine Corps from July
901 M Street, S.E.                               1991 to July 1995;
Washington, D.C.                                 Director - Shering-Plough
20374-5096                                       (pharmaceuticals and
                                                 health care products);
                                                 General Dynamics
                                                 Corporation (defense
                                                 systems), Nations Fund,
                                                 Inc., Nations Fund
                                                 Portfolios, Inc. and
                                                 Nations LifeGoal Funds,
                                                 Inc.; Trustee - Nations
                                                 Reserves, Nations Fund
                                                 Trust, Nations Annuity
                                                 Trust and Nations Master
                                                 Investment Trust.

Dr. Cornelius J. Pings,  Director/Trustee        President - Association of
70*                                              American Universities from
480 S. Orange Grove                              February 1993 to June
Blvd.                                            1998; Director - Farmers
Pasadena, CA  91105                              Group, Inc. (insurance
                                                 company), Nations Fund, Inc.,
                                                 Nations LifeGoal Funds, Inc.
                                                 and Nations Fund Portfolios,
                                                 Inc.; Trustee - Master
                                                 Investment Trust, Series I from
                                                 1995 to 1999, Master Investment
                                                 Trust, Series II from 1995 to
                                                 1997, Nations Reserves, Nations
                                                 Fund Trust, Nations Annuity
                                                 Trust and Nations Master
                                                 Investment Trust.;
                                                 Director/Trustee and Chairman -
                                                 Pacific Horizon Funds, Inc. and
                                                 Master Investment Trust, Series
                                                 I, from inception to May 1999;
                                                 Director - Time Horizon Funds
                                                 and Pacific Innovations Trust.

James B. Sommers*, 60    Director                President - NationsBank
237 Cherokee Road                                Trust from January 1992 to
Charlotte, NC  28207                             September 1996; Executive
                                                 Vice President - NationsBank
                                                 Corporation from January 1992
                                                 to May 1997; Chairman - Central
                                                 Piedmont Community College
                                                 Foundation; Board of
                                                 Commissioners, Charlotte/
                                                 Mecklenberg Hospital Authority;
                                                 Director Nations Fund, Inc.,
                                                 Nations Fund Portfolios, Inc.
                                                 and Nations LifeGoal Funds,
                                                 Inc.; Trustee Central Piedmont
                                                 Community College; Mint Museum
                                                 of Art, Nations Reserves,
                                                 Nations Fund Trust, Nations
                                                 Annuity Trust and Nations
                                                 Master Investment Trust.

A. Max Walker*, 77       President, Director     Independent Financial
4580 Windsor Gate Court  and Chairman of the     Consultant; Director and
Atlanta, GA 30342        Board                   Chairman of the Board -
                                                 Hatteras Income Securities,
                                                 Inc., Nations Government Income
                                                 Term Trust 2003, Inc., Nations
                                                 Government Income Term Trust
                                                 2004, Inc., Nations Balanced
                                                 Target Maturity Fund, Inc.;
                                                 President, Director and
                                                 Chairman of the Board - Nations
                                                 Fund, Inc., Nations LifeGoal
                                                 Funds, Inc. and Nations Fund
                                                 Portfolios, Inc.; President,
                                                 Trustee and Chairman of the
                                                 Board Nations Reserves, Nations
                                                 Fund Trust, Nations Annuity
                                                 Trust and Nations Master
                                                 Investment Trust.

Charles B. Walker, 60    Director                Director-Ethyl Corporation
Albermarle Corporation                           (chemical manufacturing);
Vice Chairman and CFO                            Vice Chairman and Chief
330 South Fourth Street                          Financial Officer -
Richmond, VA 23219                               Albemarle Corporation
                                                 (chemical manufacturing);
                                                 Director - Nations Fund,
                                                 Inc., Nations Fund
                                                 Portfolios, Inc. and
                                                 Nations LifeGoal Funds,
                                                 Inc.; Trustee - Nations
                                                 Reserves, Nations Fund
                                                 Trust, Nations Annuity
                                                 Trust and Nations Master
                                                 Investment Trust.


Thomas S. Word, Jr.*, 61 Director                Partner - McGuire, Woods,
McGuire, Woods, Battle                           Battle & Boothe LLP (law
& Boothe LLP                                     firm); Director -
One James Center                                 Vaughan-Bassett Furniture
8th Floor                                        Companies, Inc.
Richmond, VA  23219                              (furniture), Nations Fund,
                                                 Inc., Nations Fund
                                                 Portfolios, Inc. and
                                                 Nations LifeGoal Funds,
                                                 Inc.; Trustee - Nations
                                                 Reserves, Nations Fund
                                                 Trust, Nations Annuity
                                                 Trust and Nations Master
                                                 Investment Trust.


Richard H. Blank, Jr.,   Secretary and Treasurer Senior Vice President
42                                               since 1998, Vice President
Stephens Inc.                                    from 1994 to 1998 and
111 Center Street                                Manager from 1990 to 1994
Little Rock, AR  72201                           - Mutual Fund Services,
                                                 Stephens Inc.; Secretary since
                                                 September 1993 and Treasurer
                                                 since November 1998 - Nations
                                                 Fund, Inc., Nations Fund
                                                 Portfolios, Inc., Nations
                                                 LifeGoal Funds, Inc., Nations
                                                 Reserves, Nations Fund Trust,
                                                 Nations Annuity Trust and
                                                 Nations Master Investment
                                                 Trust.

Michael W. Nolte, 38     Assistant Secretary     Assistant Secretary -
Stephens Inc.                                    Nations Fund Trust,
                                                 Nations Fund, Inc., Nations
                                                 Reserves, Nations Fund
                                                 Portfolios, Inc., Nations
                                                 LifeGoal Funds, Inc., Nations
                                                 Annuity Trust and Nations
                                                 Master Investment Trust.


James E. Banks, 43       Assistant Secretary     Assistant Secretary -
Stephens Inc.                                    Nations Fund Trust,
                                                 Nations Fund, Inc., Nations
                                                 Reserves, Nations Fund
                                                 Portfolios, Inc., Nations
                                                 LifeGoal Funds, Inc., Nations
                                                 Annuity Trust and Nations
                                                 Master Investment Trust.


--------------------
* James P. Sommers, A. Max Walker and Thomas S. Word, Jr. are considered "interested persons" of the Trust for purposes of the 1940 Act.

      Mr. Blank serves as Secretary, Treasurer, and Chief Operating Officer to other investment companies for which Stephens Inc. serves as administrator.

      Each Director of the Company is also a Director of Nations Fund, Inc., Nations LifeGoal Funds, Inc. Nations Fund Portfolios, Inc. and a Trustee of Nations Fund Trust, Nations Annuity Trust, and Nations Master Investment Trust, each an open-end registered investment company that is part of the Nations Funds Family. Richard H. Blank, Jr., Michael W. Nolte and James E. Banks, Jr. are also officers of Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc., Nations Annuity Trust and Nations Master Investment Trust and Nations Reserves.

      Each Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Trust, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for each telephonic Board meeting attended. All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers receive no direct remuneration in such capacity from the Trust. No person who is an officer, director, or employee of Bank of America or its affiliates serves as an officer, Trustee, or employee of the Trust. The Trustees and officers of Nations Funds own less than 1% of the shares of the Trust.

      The Trust has adopted a Code of Ethics which, among other things, prohibits each access person of the Trust from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a Trustee or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the Trust's access persons, other than its "disinterested" Trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

Nations Funds Retirement Plan

      Under the terms of the Nations Funds Retirement Plan for Eligible Trustees (the "Retirement Plan"), each Trustee may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies (the "Funds") advised by the Adviser. If a Trustee retires before reaching age 65, no benefits are payable. Each eligible Trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate Trustee's fees payable by the Funds during the calendar year in which the Trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible Trustee in quarterly installments for a period of no more than five years. If an eligible Trustee dies after attaining age 65, the Trustee's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the Trustee if he or she had not died. The Retirement Plan is unfunded. The benefits owed to each Trustee are unsecured and subject to the general creditors of the Funds.

Nations Funds Deferred Compensation Plan

      Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring Trustee's retirement benefits commence under the Retirement Plan. The Board of Trustees, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his or her deferral account, the balance of the amounts credited to his or her deferral account will be distributed to his or her designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Funds from which they are deferring compensation.

      Director Compensation Through July 1, 1999


                               COMPENSATION TABLE

                                      Pension or
                                      Retirement
                        Aggregate     Benefits     Estimated
                        Compensation  Accrued as   Annual
                        from          Part of      Benefits Upon  Total Compensation
Name of Person          Registrant    Fund         Retirement     from Registrant
Position (1)            (2)           Expenses     Plan           & Fund Complex(3)(4)
------------            ---           --------     ----           --------------------
Edmund L. Benson, III   $ 10,875      $    944      $ 35,000            $ 77,378
Trustee

James Ermer             $  8,875      $    944      $ 35,000            $ 65,375
Trustee

William H. Grigg        $  9,875      $    944      $ 35,000            $ 90,875
Trustee

Thomas F. Keller        $ 10,875      $    944      $ 35,000            $ 94,875
Trustee

A. Max Walker           $ 12,875      $    944      $ 40,000            $110,875
Chairman of the
Board

Charles B. Walker       $  9,875      $    944      $ 35,000            $ 71,375
Trustee

Thomas S. Word          $ 10,875      $    944      $ 35,000            $ 77,375
Trustee

James P. Sommers        $  9,875      $    944      $ 35,000            $ 73,375
Trustee

Carl E. Mundy, Jr       $ 10,377      $    944      $ 35,000            $ 74,377
Trustee

Dr. Cornelius Pings     $      0      $      0      $      0            $      0
Trustee

Totals:                 $ 94,377      $  8,496      $735,880            $329,000

(1) All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers of the Trust receive no direct remuneration in such capacity from the Trust.

(2) For current fiscal year and includes estimated future payments. Each Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust and Nations LifeGoal Funds, Inc., plus (ii) a fee of $1,000 for attendance at each in-person board meeting attended and $500 for each telephonic board meeting attended. The Trust also reimburses expenses incurred by the Trustees in attending such meetings.

(3) Messrs. Grigg, Keller and A.M. Walker receive compensation from ten investment companies, including Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust and Nations LifeGoal Funds, Inc., that are deemed to be part of the Nations Fund "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Mundy and Word receive compensation from six investment companies, including Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Fund Trust, Nations Annuity Trust and Nations LifeGoal Funds, Inc. deemed to be part of the Nations Funds complex.

(4) Total compensation amounts include deferred compensation payable to or accrued for the following Trustees: Edmund L. Benson, III $35,188; William
    H. Grigg $66,375; Thomas F. Keller $70,375; and Thomas S. Word $70,375.

      Director Compensation After July 1, 1999

      The Board of Trustees of the Company along with the Boards of Directors/Trustees of the other open-end registered investment companies in the Nations Funds family approved a new compensation structure for the Board members, effective July 1, 1999. The new structure compensates the Board members for their services to the Nations Funds family on a flat rate basis, and not on a per registered investment company or per fund basis. The Nations Funds family currently consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Reserves, Nations Annuity Trust, Nations LifeGoal Funds, Inc. and Nations Master Investment Trust.

      Under the new structure, each Board member would receive a base retainer fee in the amount of $65,000 per year, in addition to $5,000 for each in-person meeting attended; in addition to $1,000 for each telephonic meeting attended. Each Board member would be compensated only for a maximum of six meetings per calendar year. In addition, the Chairman of the Boards, currently A. Max Walker, would receive an addtional fee of 20% of the base retainer fee; the Chairman of the Nominating Committees would receive an additional fee of 10% of the base retainer fee. The members of the Nominating and Audit Committees will receive additional compensation at the rate of $1,000 per meeting attended.

Shareholder and Trustee Liability

      The Agreement and Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Agreement and Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Agreement and Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Agreement and Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.


                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING AND DISTRIBUTION
                                   AGREEMENTS

Investment Adviser and Sub-Advisers

      Banc of America Advisors, Inc. ("BAAI") serves as investment adviser to the Funds, except the Feeder Funds, pursuant to an investment advisory agreement (the "Investment Advisory Agreement") dated January 1, 1996, as amended December 2, 1998. Chicago Equity Partners Corporation ("Chicago Equity") serves as co-investment sub-adviser with TradeStreet Investment Associates, Inc. ("TradeStreet") to Nations Asset Allocation Fund pursuant to a co-investment sub-advisory agreement dated May 21, 1999 (the "Co-Investment Sub-Advisory Agreement"). TradeStreet serves as investment sub-adviser to all other Funds except the Feeder Funds, pursuant to an investment sub-advisory agreement dated January 1, 1996, as amended December 2, 1998 (the "Sub-Advisory Agreement," and together with the Co-Investment Sub-Advisory Agreement, the "Sub-Advisory Agreements"). Nations Intermediate Bond Fund and Nations Blue Chip Fund invest 100% of their net investable assets in the Nations Intermediate Bond Master Portfolio and the Nations Blue Chip Master Portfolio (the "Master Portfolios"), respectively, which are portfolios of Nations Master Investment Trust (the "Master Trust"), an open-end management investment company in the Nations Fund Family, and therefore do not have a direct investment adviser. BAAI serves as the investment adviser to the Master Portfolios. TradeStreet serves as the investment sub-adviser to the Nations Intermediate Bond Master Portfolio and Chicago Equity Partners Corporation ("Chicago Equity") services as investment sub-adviser to Nations Blue Chip Master Portfolio. As used herein, "Adviser" shall mean BAAI, TradeStreet and/or Chicago Equity as the context may require.

      BAAI also serves as the investment adviser to the portfolios of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Annuity Trust, Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds Family. In addition, BAAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. TradeStreet also serves as the investment sub-adviser to Nations Fund Trust, Nations Fund, Inc., Nations Annuity Trust, Nations LifeGoal Funds, Inc., Nations Master Investment Trust, Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., and Hatteras Income Securities, Inc.

      BAAI, TradeStreet and Chicago Equity are each wholly owned subsidiaries of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation.

      The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of BAAI or any of its officers, Trustees, employees or agents, BAAI shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      The Investment Advisory Agreement became effective with respect to a Fund when approved by the Trustees of the Trust, and thereafter continues from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose. The continuation of the Investment Advisory and Sub-Advisory Agreement with TradeStreet was last approved by the Board of Trustees at the November 5-6, 1998 Board of Trustees meeting and the amendment to the Investment Advisory and the Sub-Advisory Agreement with TradeStreet was approved by the Board of Trustees at the December 2, 1998 Board of Trustees meeting.

      The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by BAAI on 60 days' written notice.

      The Sub-Advisory Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of TradeStreet and/or Chicago Equity or any of their officers, Trustees, employees or agents, TradeStreet and/or Chicago Equity shall not be subject to liability to BAAI or to the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      The Sub-Advisory Agreements became effective with respect to each Fund as of their execution date and, unless sooner terminated, continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreements are specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of a party to such Agreements (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

      The Sub-Advisory Agreements will terminate automatically in the event of their assignment, and are terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), or by BAAI, TradeStreet or Chicago Equity on 60 days' written notice.

      The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of the portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

      For the 11-month fiscal period from May 1, 1998 to March 31, 1999 (the Trust changed its fiscal year end from April 30th to March 31st), Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves paid Advisory fees to BAAI as follows:

                                                             Fees Reimb.
                                     Net           Net            by
                                  Fees Paid    Fees Waived       BAAI
                                     1999          1999          1999
                                     ----          ----          ----
Nations Cash Reserves          $10,651,186    $9,394,814           $0
Nations Treasury Reserves        2,472,643     3,152,121       31,236
Nations Government Reserves        757,681       982,319            0
Nations Municipal Reserves         343,134       505,210      114,656

For the fiscal year from May 1, 1997 to April 30, 1998 Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves paid Advisory fees to BAAI as follows:

                                     Net           Net       Fees Reimb.
                                  Fees Paid    Fees Waived    by BAAI
                                  ---------    -----------    -------

Nations Cash Reserves              $5,755,496    $5,510,631        $0
Nations Treasury Reserves           1,317,229     1,539,732         0
Nations Government Reserves           660,333       757,134         0
Nations Municipal Reserves            306,303       429,881         0

For the fiscal year from May 1, 1996 to April 30, 1997 Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves paid Advisory fees to BAAI as follows:

                                     Net           Net       Fees Reimb.
                                  Fees Paid    Fees Waived     by BAAI
                                  ---------    -----------     -------
Nations Cash Reserves          $2,357,981.18  $2,797,837.24      $0
Nations Treasury Reserves         780,877.72   1,033,412.10       0
Nations Government Reserves       277,002.18     556,881.07       0
Nations Municipal Reserves        137,642.13     437,536.71       0

For the 11-month fiscal period from May 1, 1998 to March 31, 1999 (the Trust changed its fiscal year end from April 30th to March 31st), BAAI paid Sub-Advisory fees to TradeStreet as follows:

                                                             Fees Reimb.
                                     Net           Net            by
                                  Fees Paid    Fees Waived     Adviser
                                     1999          1999         1999
                                     ----          ----         ----
Nations Cash Reserves           $2,205,087          $0            $0
Nations Treasury Reserves          230,492           0             0
Nations Government Reserves        582,930           0             0
Nations Municipal Reserves         105,670           0             0

For the fiscal year from May 1, 1997 to April 30, 1998 BAAI paid Sub-Advisory fees to TradeStreet as follows:

                                                             Fees Reimb.
                                     Net           Net            by
                                  Fees Paid    Fees Waived     Adviser
                                  ---------    -----------     -------
Nations Cash Reserves           $1,214,726          $0            $0
Nations Treasury Reserves          290,220           0             0
Nations Government Reserves        146,691           0             0
Nations Municipal Reserves          77,922           0             0

For the fiscal year from May 1, 1996 to April 30, 1997 BAAI paid Sub-Advisory fees to TradeStreet as follows:
                                                             Fees Reimb.
                                     Net           Net            by
                                  Fees Paid    Fees Waived     Adviser
                                  ---------    -----------     -------
Nations Cash Reserves             $567,140          $0            $0
Nations Treasury Reserves          199,572           0             0
Nations Government Reserves         91,727           0             0
Nations Municipal Reserves          32,121           0             0

      Barnett Capital Advisors, Inc. ("Barnett") assumed the responsibilities as investment adviser for the Emerald Prime Advantage Institutional Fund (the predecessor portfolio to Nations Money Market Reserves) on June 29, 1996 and assumed sole responsibility for the Fund under a new advisory agreement on December 1, 1996.

For the fiscal period from May 16, 1998 to March 31, 1999 the Nations Money Market Reserves paid Advisory fees to BAAI as follows:

                                                             Fees Reimb.
                                     Net           Net            by
                                  Fees Paid    Fees Waived       BAAI
                                     1999          1999          1999
                                     ----          ----          ----
Nations Money Market Reserves     $672,666     $1,448,334         $0

For the fiscal period from December 1, 1997 to May 16, 1998 the Emerald Prime Advantage Institutional Fund paid Advisory fees to Barnett as follows:

                                                             Fees Reimb.
                                     Net           Net            by
                                  Fees Paid    Fees Waived     Barnett
                                  ---------    -----------     -------
Emerald Prime Advantage            $44,692         $0           $19,626
Institutional Fund

For the fiscal year from December 1, 1996 to November 30, 1997 the Emerald Prime Advantage Institutional Fund paid Advisory fees to Barnett as follows:

                                                             Fees Reimb.
                                     Net           Net            by
                                  Fees Paid    Fees Waived     Barnett
                                  ---------    -----------     -------
Emerald Prime Advantage            $89,737          $0         $55,159
Institutional Fund

For the fiscal period from May 16, 1998 to March 31, 1999 the Nations Money Market Reserves paid Sub-Advisory fees to TradeStreet as follows:

                                                             Fees Reimb.
                                     Net           Net            by
                                  Fees Paid    Fees Waived   TradeStreet
                                     1999          1999         1999
                                     ----          ----         ----
Nations Money Market Reserves       $226,797         $0           $0

      Prior to May 15, 1999, Bank of America National Trust and Savings Association ("Bank of America Adviser") was the investment adviser to the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to Nations California Tax-Exempt Reserves), the Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund), Pacific Horizon Capital Income Fund (the predecessor to Nations Capital Income Fund) and the Pacific Horizon California Municipal Bond Fund (the predecessor to Nations California Municipal Bond Fund). Prior to May 15, 1999, Bank of America Adviser was also the investment adviser to the Pacific Horizon Investment Grade Bond Master Portfolio (the predecessor to Nations Intermediate Bond Master Portfolio) and the Pacific Horizon Blue Chip Master Portfolio (the predecessor to Nations Blue Chip Master Portfolio).

      For the fiscal year from March 1, 1998 to February 28, 1999, the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Fund, the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio, the Pacific Horizon Blue Chip Master Portfolio, and the Pacific Horizon Blue Chip (Feeder) Fund paid Advisory fees to Bank of America Adviser as follows:

                                                             Fees Reimb.
                                                                  by
                                                               Bank of
                                     Net           Net         America
                                  Fees Paid    Fees Waived     Adviser
                                     1999          1999         1999
                                     ----          ----         ----
Pacific Horizon California       $1,548,799   $        0   $        0
Tax-Exempt Money Market Fund
Pacific Horizon Asset             1,089,007            0            0
Allocation Fund
Pacific Horizon Capital Income    1,740,699            0            0
Fund
Pacific Horizon California          687,688            0            0
Municipal Bond Fund
Pacific Horizon Investment          295,046      133,952            0
Grade Bond Master Portfolio
Pacific Horizon Blue Chip         4,147,169            0            0
Master Portfolio
Pacific Horizon Blue Chip               N/A          N/A       38,230
(Feeder) Fund

      For the fiscal year from March 1, 1997 to February 28, 1998, the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Fund (Pacific Horizon Asset Allocation Master Portfolio prior to June 23, 1997), the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio and the Pacific Horizon Blue Chip Master Portfolio paid Advisory fees to Bank of America Adviser as follows:

                                                             Fees Reimb.
                                                                  by
                                                               Bank of
                                     Net           Net         America
                                  Fees Paid    Fees Waived     Adviser
                                  ---------    -----------     -------
Pacific Horizon California       $1,149,877   $        0   $        0
Tax-Exempt Money Market Fund
Pacific Horizon Asset                     0      650,191            0
Allocation Fund
Pacific Horizon Capital Income    1,637,658            0            0
Fund
Pacific Horizon California          828,272      194,717            0
Municipal Bond Fund
Pacific Horizon Investment          217,339      248,915            0
Grade Bond Master Portfolio
Pacific Horizon Blue Chip         3,099,522      262,519            0
Master Portfolio

      For the fiscal year from March 1, 1996 to February 28, 1997, the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Master Portfolio, the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio and the Pacific Horizon Blue Chip Master Portfolio paid Advisory fees to Bank of America Adviser as follows:

                                                             Fees Reimb.
                                                                  by
                                                               Bank of
                                     Net           Net         America
                                  Fees Paid    Fees Waived     Adviser
                                  ---------    -----------     -------
Pacific Horizon California       $  849,799   $        0   $        0
Tax-Exempt Money Market Fund
Pacific Horizon Asset               310,609      735,797       31,598
Allocation Master Portfolio
Pacific Horizon Capital Income    1,220,622            0            0
Fund
Pacific Horizon California          857,206      244,720            0
Municipal Bond Fund
Pacific Horizon Investment          171,848      256,439      146,716
Grade Bond Master Portfolio
Pacific Horizon Blue Chip         1,740,647      961,001            0
Master Portfolio

Co-Administrators and Sub-Administrator

      Stephens Inc. and BAAI (the "Co-Administrators") serve as co-administrators of each Fund.

      The Co-Administrators serve under a co-administration agreement ("Co-Administration Agreement"), which was approved by the Board of Trustees on November 5-6, 1998. The Co-Administrators receive, as compensation for their services rendered under the Co-Administration Agreement, administration fees, computed daily and paid monthly, at the indicated annual rate of the following Funds' average daily net assets: 0.10% of each Money Market Fund; 0.22% of each fixed income Fund; and 0.23% of each equity Fund.

      Pursuant to the Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board of Trustees meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to the Trust's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations. Stephens bears all expenses incurred in connection with the performance of its services.

      Also, pursuant to the Co-Administration Agreement, BAAI has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Trust's reports to shareholders and the SEC, (iv) prepare and file the Trust's federal and state tax returns, (v) perform monthly compliance testing for the Trust, and (vi) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information. BAAI bears all expenses incurred in connection with the performance of its services.

      The Co-Administration Agreement may be terminated by a vote of a majority of the Board of Trustees, by Stephens or by BAAI, respectively, on 60 days' written notice without penalty. The Co-Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreement provides that Stephens and BAAI shall not be liable to the Funds or to their shareholders except in the case of Stephens' or BAAI's, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      BNY serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to its terms, BNY assists Stephens and BAAI in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee which is paid by BAAI from the management fees they receive from the Funds.

      The table set forth below states the net combined Administration fees paid to Stephens and waived for the fiscal years ended April 30, 1997 and 1998 under the previous administration arrangements. As of December 1, 1998, the administration arrangements have been revised. Accordingly, the fees set forth below are shown for the periods, May 1, 1998 through November 30, 1998 and from December 1, 1998 through March 31, 1999. For the fiscal years ended April 30, 1997, 1998, and March 31, 1999 the Funds paid combined administrative fees as follows:

                Net
                Fees        Net Fees    Net           Net Fees     Net          Net Fees
                Paid        Waived      Fees Paid     Waived       Fees Paid    Waived
                1997        1997        1998          1998         1999         1999
                ----        ----        ----          ----         ----         ----
Nations
Cash
Reserves     $  206,640   $1,511,966   $  444,739   $3,310,637   $  922,159   $5,759,841

Nations
Treasury
Reserves        112,671      839,649      281,755    1,603,245       67,964      536,800

Nations
Government
Reserves         33,788       55,996      416,493       87,380      492,620      244,173

Nations
Municipal
Reserves         23,309       29,152      216,243       48,585      272,415      168,418

Nations
Money
Market
Reserves              0            0            0            0      121,254      585,746

    The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal period May 1, 1998 through November 30, 1998.

                               Administration Fees

                                            Fees Paid    Fees Waived
      Nations Cash Reserves                 $390,477     $3,654,043
      Nations Treasury Reserves              112,205     1,030,887
      Nations Government Reserves             33,897       311,090
      Nations Money Market Reserves           22,143       100,249
      Nations Municipal Reserves              18,438       365,740


    The table set forth below states the net Co-Administration fees paid to First Data and waived for the fiscal period May 1, 1998 through November 30, 1998.

                             Co-Administration Fees

                                            Fees Paid    Fees Waived
      Nations Cash Reserves                  $39,734         $0
      Nations Treasury Reserves               11,370          0
      Nations Government Reserves              3,441          0
      Nations Money Market Reserves            1,991          0
      Nations Municipal Reserves               1,860          0


    The table set forth below states the net Sub-Administration fees paid to BAAI and waived for the fiscal period May 1, 1998 through November 30, 1998.

                             Sub-Administration Fees

                                            Fees Paid    Fees Waived
      Nations Cash Reserves                     $0           $0
      Nations Treasury Reserves                  0            0
      Nations Government Reserves                0            0
      Nations Money Market Reserves              0            0
      Nations Municipal Reserves                 0            0


    The table set forth below states the net Co-Administration fees paid to BAAI and waived for the fiscal period December 1, 1998 through March 31, 1999.

                             Co-Administration Fees

                                            Fees Paid    Fees Waived
      Nations Cash Reserves                     $0           $0
      Nations Treasury Reserves                  0            0
      Nations Government Reserves                0            0
      Nations Money Market Reserves              0            0
      Nations Municipal Reserves                 0            0

    The table set forth below states the net Co-Administration fees paid to Stephens and waived for the fiscal period December 1, 1998 through March 31, 1999.



                             Co-Administration Fees

                                            Fees Paid    Fees Waived
      Nations Cash Reserves                 $225,030     $2,105,798
      Nations Treasury Reserves               62,306        572,358
      Nations Government Reserves             19,781        181,530
      Nations Money Market Reserves           38,026        172,166
      Nations Municipal Reserves              11,090        220,006







    The table set forth below states the net Sub-Administration fees paid to BNY and waived for the fiscal period December 1, 1998 through March 31, 1999.

                             Sub-Administration Fees

                                            Fees Paid    Fees Waived
      Nations Cash Reserves                 $266,918         $0
      Nations Treasury Reserves             95,874            0
      Nations Government Reserves           30,261            0
      Nations Money Market Reserves         59,094            0
      Nations Municipal Reserves            17,197            0


Distribution and Shareholder Servicing Plans

      Liquidity Class

      The Trust has adopted a distribution plan (the "Liquidity Class Distribution Plan" or the "Distribution Plan") for the Liquidity Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Liquidity Class Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Liquidity Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

      Liquidity Class Shares of each Fund bear the costs of their distribution fees as provided in a budget approved annually and reviewed quarterly by the Trustees of the Trust, including those Trustees who are not interested persons and have no financial interest in the Liquidity Class Plan or any related agreements. The budget will be in an amount not to exceed .30% of the average daily net assets of Liquidity Class Shares of each Fund and the Distributor will be reimbursed only for its actual expenses incurred during a fiscal year. The Distributor will also receive an additional fee of up to .30% of the average daily net assets of Liquidity Class Shares of each Fund (.35% with respect to Nations Treasury Reserves) which the Distributor can use to compensate certain financial institutions which provide administrative and/or distribution related services to Liquidity Class shareholders. These services may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor or transfer agent; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from a Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution, and tax notices) to these customers with respect to investments in the Trust. It is possible that an institution may offer different classes of Shares to its customers and thus receive different compensation with respect to different classes of Shares.

      In addition, the Trustees have approved a shareholder servicing plan with respect to Liquidity Class Shares of the Funds (the "Liquidity Class Servicing Plan" or the "Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Liquidity Class Shares of each Fund.

      The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

      The fees payable under the Liquidity Class Distribution Plan and Liquidity Class Servicing Plan (together, the "Liquidity Class Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor and/or the Trust under the Liquidity Class Plans which exceed the total of the payments made to the Selling Agents and/or Servicing Agents by the Distributor or the Trust and reimbursed by the Funds pursuant to the Liquidity Class Plans. Any such excess expenses may be recovered in future years, so long as the Liquidity Class Plans are in effect. Because there is no requirement under the Liquidity Class Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Liquidity Class Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund, or the Distributor, or the Trust. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Liquidity Class Plans if for any reason the Liquidity Class Plans are terminated, the Trustees will consider at that time the manner in which to treat such expenses.

      For the fiscal year ended March 31, 1999, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to Bank of America for Liquidity Class Shares in the following amounts:


                                 Net
                                 Shareholder
                    Net          Servicing
                    12b-1 Fees   Plan Fees
Liquidity           Paid to      Paid to Bank   Net Fees
Class Shares        Stephens     of America     Waived     Net Fees Paid
------------        --------     ----------     ------     -------------
Nations Cash         $   0        $1,853,098   $8,631,902   $1,853,098
Reserves

Nations Treasury         0           506,105    2,536,895      506,105
Reserves

Nations Government       0            66,377      309,623       66,377
Reserves

Nations Municipal        0            78,579      367,421       78,579
Reserves

Nations Money            0        $    1,149        5,851        1,149
Market Reserves

Such distribution expenses for each Fund were attributable to the cost of marketing the Funds.

      Market Class

      The Trust has adopted a distribution plan (the "Market Class Distribution Plan" or the "Distribution Plan") for the Market Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Market Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

      Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Market Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Market Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Market Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.20% of the average daily net asset value of each Fund's Market Class Shares.

      The fees payable under the Market Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Market Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

      In addition, the Trustees have approved a shareholder servicing plan with respect to Market Class Shares of the Funds (the "Market Class Servicing Plan" or the Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Market Class Shares beneficially owned by the Servicing Agents' clients.

      The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

      The shareholder servicing plan with respect to the Market Class Distribution Plan and the Market Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

      For the fiscal year ended March 31, 1999, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to Bank of America for Market Class Shares in the following amounts:

                                 Net
                                 Shareholder
                    Net          Servicing
                    12b-1 Fees   Plan Fees
Market              Paid to      Paid to Bank   Net Fees
Class Shares        Stephens     of America     Waived     Net Fees Paid
------------        --------     ----------     ------     -------------

Nations Cash        $    0        $4,323,627   $  394,373   $4,323,627
Reserves

Nations Treasury         0         3,332,510      212,490    3,332,510
Reserves

Nations Government       0         1,154,876      123,124    1,154,876
Reserves

Nations Municipal        0           488,195       48,805      488,195
Reserves

Nations Money            0         2,069,945            0    2,069,945
Market Reserves

Adviser Class

      Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Shareholder Servicing Plan for the Adviser Class Shares of each Fund (the "Adviser Class Servicing Plan"). Under the Adviser Class Servicing Plan, the Trust may enter into Shareholder Servicing Agreements with broker/dealers, banks and other financial institutions ("Servicing Agents") pursuant to which the Servicing Agents will provide shareholder support services to their customers who beneficially own Adviser Class Shares in the Funds. The Adviser Class Servicing Plan permits the Trust to pay Servicing Agents a fee not exceeding 0.25% of the average daily net asset value of the Adviser Class Shares beneficially owned by the Servicing Agents' clients.

      The shareholder support services provided by Servicing Agents under the Adviser Class Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for such Adviser Class Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in such Adviser Class Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in such Adviser Class Shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in such Adviser Class Shares; (vii) providing sub-accounting with respect to such Adviser Class Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Adviser Class Servicing Plan or related agreements;
(x) general shareholder liaison services; and (xi) providing such other similar services as the Trust reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

      The Adviser Class Servicing Plan also provides that to the extent any portion of the fees payable under such Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid pursuant to the Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act.

      For the fiscal year ended March 31, 1999, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to Bank of America for Adviser Class Shares in the following amounts:

                                 Net
                                 Shareholder
                    Net          Servicing
                    12b-1 Fees   Plan Fees
Adviser             Paid to      Paid to Bank   Net Fees
Class Shares        Stephens     of America     Waived    Net Fees Paid
------------        --------     ----------     ------    -------------
Nations Cash        $    0        $1,790,000   $     0   $1,790,000
Reserves

Nations Treasury         0           725,787         0      725,787
Reserves

Nations Government       0           229,673         0      229,673
Reserves

Nations Municipal        0           127,558         0      127,558
Reserves

Nations Money            0             9,000         0        9,000
Market Reserves

      The Adviser Class Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Adviser Class Servicing Plan. The Adviser Class Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Adviser Class Shares of such Fund. All material amendments to the Adviser Class Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Adviser Class Servicing Plan requires that quarterly written reports of the amounts spent under the Adviser Class Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

      Trust Class

      The Trust has adopted a Shareholder Servicing Plan for the Trust Class Shares of each Fund (the "Trust Class Servicing Plan"). Under the Trust Class Servicing Plan, the Trust may enter into Shareholder Servicing Agreements with broker/dealers, banks and other financial institutions ("Servicing Agents") pursuant to which the Servicing Agents will provide shareholder support services to their customers who beneficially own Trust Class Shares in the Funds. The Trust Class Servicing Plan permits the Trust to pay Servicing Agents a fee not exceeding 0.10% of the average daily net asset value of the Trust Class Shares beneficially owned by the Servicing Agents' clients.

      The shareholder support services provided by Servicing Agents under the Trust Class Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for such Trust Class Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in such Trust Class Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in such Trust Class Shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in such Trust Class Shares; (vii) providing sub-accounting with respect to such Trust Class Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Trust Class Servicing Plan or related agreements;
(x) general shareholder liaison services; and (xi) providing such other similar services as the Trust reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

      The Trust Class Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Trust Class Servicing Plan. The Trust Class Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Trust Class Shares of such Fund. All material amendments to the Trust Class Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Trust Class Servicing Plan requires that quarterly written reports of the amounts spent under the Trust Class Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

      Daily Class

      The Trust has adopted a distribution plan (the "Daily Class Distribution Plan" or the "Distribution Plan") for the Daily Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Daily Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

      Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Daily Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Daily Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Daily Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.35% of the average daily net asset value of each Fund's Daily Class Shares.

      The fees payable under the Daily Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Daily Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

      In addition, the Trustees have approved a shareholder servicing plan with respect to Daily Class Shares of the Funds (the "Daily Class Servicing Plan" or the Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Daily Class Shares beneficially owned by the Servicing Agents' clients.

      The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

      The shareholder servicing plan with respect to the Daily Class Distribution Plan and the Daily Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

      Service Class

      The Trust has adopted a distribution plan (the "Service Class Distribution Plan" or the "Distribution Plan") for the Service Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Service Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

      Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Service Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Service Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Service Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Service Class Shares.

      The fees payable under the Service Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Service Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

      In addition, the Trustees have approved a shareholder servicing plan with respect to Service Class Shares of the Funds (the "Service Class Servicing Plan" or the "Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Service Class Shares beneficially owned by the Servicing Agents' clients.

      The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

      The shareholder servicing plan with respect to the Service Class Distribution Plan and the Service Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

      Investor Class

      The Trust has adopted a distribution plan (the "Investor Class Distribution Plan" or the "Distribution Plan") for the Investor Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

      Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Investor Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.10% of the average daily net asset value of each Fund's Investor Class Shares.

      The fees payable under the Investor Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

      In addition, the Trustees have approved a shareholder servicing plan with respect to Investor Class Shares of the Funds (the "Investor Class Servicing Plan" or the Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor Class Shares beneficially owned by the Servicing Agents' clients.

      The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

      The shareholder servicing plan with respect to the Investor Class Distribution Plan and the Investor Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

      Investor A Shares

      The Trust has adopted an Amended and Restated Shareholder Servicing and Distribution Plan (the "Investor A Plan" or the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor A Shares. Rule 12b-1 regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor A Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

      The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Trust, ("Servicing Agents"), up to 0.25% (on an annualized basis) of the average daily net asset value of the Funds.

      Payments under the Investor A Plan may be made to the Distributor for providing the distribution-related services described in (i) above or to Servicing Agents that have entered into a Shareholder Servicing Agreement with the Trust for providing shareholder support services to their Customers which hold of record or beneficially Investor A Shares of a Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing sub-accounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary to us for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations.

      Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

      Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

      Investor B Shares

      The Trustees of the Trust have approved a Distribution Plan (the "Investor B Distribution Plan" or the "Distribution Plan") with respect to Investor B Shares of the Funds. Rule 12b-1 regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor B Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

      Pursuant to the Investor B Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor B Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor B Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor B Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor B Shares.

      The fees payable under the Investor B Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor B Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

      The fees payable under the Investor B Distribution Plan are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor B Distribution Plan which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Trust and reimbursed by the Fund pursuant to the Investor B Distribution Plan, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor B Shares. Any such excess expenses may be recovered in future years, so long as the Investor B Distribution Plan is in effect. Because there is no requirement under the Investor B Distribution Plan that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor B Distribution Plan be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor B Distribution Plan or in connection with contingent deferred sales charges, if for any reason the Investor B Distribution Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses.

      Investor C Shares

      The Trustees of the Trust have approved an Amended and Restated Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor C Shares of the Funds (the "Investor C Plan" or the "Distribution Plan"). Rule 12b-1 regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor C Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

      Pursuant to the Investor C Plan, each Fund may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Fund. Payments to the Distributor pursuant to the Investor C Plan will be used (i) to compensate banks, other financial institutions or a securities broker/dealer that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") for providing sales support assistance relating to Investor C Shares, for promotional activities intended to result in the sale of or Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Investor C Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor C Shares. Fees received by the Distributor pursuant to the Investor C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

      Pursuant to the Investor C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor C Shares of the Funds. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Funds held of record or beneficially by such Customers. The sales support services provided by Selling Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

      Fees paid pursuant to the Investor C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor C Plan in any given year may exceed the sum of the fees received under the Investor C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor C Plan is in effect. If the Investor C Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

      In addition, the Trustees have approved an Amended and Restated Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor C Shares of the Funds (the "Investor C Servicing Plan"). Pursuant to the Investor C Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Funds ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C Shares; (vii) providing sub-accounting with respect to such Investor C Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and
(xi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      The shareholder servicing plan with respect to the Investor C Plan and the Investor C Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

      Primary B Shares

      As stated in the Prospectus for the Funds' Primary B Shares, the Trust has a Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, the Trust may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Primary B Shares of the Funds ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

      Marsico Shares

      As stated in the Prospectus for the Funds' Marsico Shares, the Trust has a Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, the Trust may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Marsico Shares of the Funds ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Marsico Shares ("Customers") in consideration for the payment of up to 0.10% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Marsico Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Marsico Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Marsico Shares; (vii) providing sub-accounting with respect to Marsico Shares beneficially owned by Customers or the information necessary for sub-accounting;
(viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

      The Trust has also adopted a Shareholder Servicing Plan for the Marsico Class Shares of each Fund (the "Marsico Class Servicing Plan"). Under the Marsico Class Servicing Plan, the Trust may enter into Shareholder Servicing Agreements with broker/dealers, banks and other financial institutions ("Servicing Agents") pursuant to which the Servicing Agents will provide shareholder support services to their customers who beneficially own Marsico Class Shares in the Funds. The Marsico Class Servicing Plan permits the Trust to pay Servicing Agents a fee not exceeding 0.25% of the average daily net asset value of the Marsico Class Shares beneficially owned by the Servicing Agents' clients.

      The shareholder support services provided by Servicing Agents under the Marsico Class Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for such Marsico Class Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in such Marsico Class Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in such Marsico Class Shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in such Marsico Class Shares; (vii) providing sub-accounting with respect to such Marsico Class Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Marsico Class Servicing Plan or related agreements;
(x) general shareholder liaison services; and (xi) providing such other similar services as the Trust reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

      The Marsico Class Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Marsico Class Servicing Plan. The Marsico Class Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Marsico Class Shares of such Fund. All material amendments to the Marsico Class Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Marsico Class Servicing Plan requires that quarterly written reports of the amounts spent under the Marsico Class Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

      Seafirst Shares

      Seafirst Shares of the Acquiring Funds do not pay any fees under a Distribution Plan. The Acquiring Funds have adopted a Shareholder Servicing Plan with regard to the Seafirst Shares of the Acquiring Funds. The Shareholder Servicing Plan provides that each Fund may pay Servicing Agents that have entered into a Shareholder Servicing Agreement with the Acquiring Funds up to 0.25% (on an annual basis) of the average daily net asset value of the Seafirst Shares of the Acquired Funds.

      The Trustees have adopted a Shareholder Servicing Plan ("Servicing Plan") with respect to the Seafirst Shares of the Funds (the "Seafirst Servicing Plan"). Pursuant to the Seafirst Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Funds ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Seafirst Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Seafirst Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Seafirst Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Seafirst Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Seafirst Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Seafirst Shares; (vii) providing sub-accounting with respect to such Seafirst Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting;
(viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.


      The Seafirst Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Seafirst Servicing Plan. The Seafirst Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to the Seafirst Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Seafirst Servicing Plan requires that quarterly written reports of the amounts spent under the Seafirst Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

Expenses

      The Administrator furnishes, without additional cost to the Trust and the other registered investment companies in the Nations Funds Family (altogether, the "Companies"), the services of the Treasurer and Secretary of the Companies and such other personnel (other than the personnel of the Adviser) as are required for the proper conduct of each Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Companies' shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the Investor A, Investor B or Investor C Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Companies.

      The Companies pay or causes to be paid all other expenses of each Company, including, without limitation: the fees of the Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by each Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by each Company; brokerage commissions chargeable to each Company in connection with fund securities transactions to which each Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by each Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of each Company and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of each Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to each Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of each Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to each Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of each Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Company's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Co-Administrator.

      Expenses of each Company which are not directly attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund of each Company based upon the relative net assets of each class or Fund. Expenses of each Company which are not directly attributable to a specific class of shares but are directly attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses of each Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

      The Advisory Agreement, the Sub-Advisory Agreements, and the Co-Administration Agreement require BAAI, TradeStreet, and the Co-Administrators to reduce their fees to the extent required to satisfy any expense limitations which may be imposed by the securities laws or regulations thereunder of any state in which a Fund's shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time, and the aggregate of all such investment advisory, sub-advisory, and administration fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by BAAI, TradeStreet, or the Co-Administrators shall be deducted from the monthly investment advisory and administration fees otherwise payable to BAAI, TradeStreet, and the Co-Administrators during such fiscal year. If required pursuant to such state securities regulations, BAAI, TradeStreet and the Co-Administrators will reimburse the Companies no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory and administration fees in excess of such limitation).

Transfer Agents and Custodians

      First Data is located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109, and acts as transfer agent for each Companies Primary Shares and Investor Shares. Under the transfer agency agreements, the transfer agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Companies, and distributes dividends and distributions payable by the Companies to shareholders, and produces statements with respect to account activity for the Companies and its shareholders for these services. The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for each Company during the month and is reimbursed for out-of-pocket expenses.

      Bank of America serves as sub-transfer agent for each Fund's Primary
Shares.

      The Bank of New York ("BONY") 90 Washington Street, New York, N.Y. 10286 serves as custodian for the Funds' assets. As custodian, BONY maintains the Funds' securities cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

      The SEC has amended Rule 17f-5 under the 1940 Act to permit boards to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BONY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Boards of Directors/Trustees retain the responsibility for selecting foreign compulsory depositories, although BONY agrees to make certain findings with respect to such depositories and to monitor such depositories.

Distributor

      Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Funds.

      Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

      The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors/Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Distributor.

Independent Accountants and Reports

      The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other shareholder reports to shareholders of record.

      The annual financial statements will be audited by the Trust's independent accountant. The Board of Trustees has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as the Trust's independent accountant to audit the Trust's books and review the Trust's tax returns for the Funds' fiscal year ended March 31, 2000. PricewaterhouseCoopers LLP, with offices at 1177 Avenue of the Americas, New York, New York 10036 was the independent accountants for Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves, Nations Municipal Reserves for the period ended March 31, 1999, and for the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to Nations California Tax-Exempt Reserves), the Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation
Fund), Pacific Horizon Capital Income Fund (the predecessor to Nations Capital Income Fund), Pacific Horizon California Municipal Bond Fund (the predecessor to Nations California Municipal Bond Fund), Pacific Horizon Intermediate Bond Fund (the predecessor to Nations Intermediate Bond Fund) and Pacific Horizon Blue Chip Fund (the predecessor to Nations Blue Chip Fund) for the fiscal year ended February 28, 1999, and the period ended May 14, 1999. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215 was the independent auditor for the Emerald Prime Advantage Institutional Fund (predecessor to Nations Money Market Reserves) for the fiscal period December 1, 1997 through May 15, 1998, and for the fiscal year ended November 30, 1997. Certain financial information which appears in the Prospectuses and in the financial statements has been audited by the accountants.

      The Annual Report for Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves for the period ended March 31, 1999, is hereby incorporated by reference in this SAI. The Annual Report for the Emerald Prime Advantage Institutional Fund (the predecessor to Nations Money Market Reserves) for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997 is also incorporated herein by reference. The Annual Reports for the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to Nations California Tax-Exempt Reserves), Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund), Pacific Horizon Capital Income Fund (the predecessor to Nations Capital Income Fund), Pacific Horizon California Municipal Bond Fund (the predecessor to Nations California Municipal Bond Fund), Pacific Horizon Intermediate Bond Fund (the predecessor to Nations Intermediate Bond Fund) and the Pacific Horizon Blue Chip Fund (the predecessor to Nations Blue Chip Fund) for the fiscal year ended February 28, 1999, and for the period ended May 14, 1999, are also incorporated herein by reference. These Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

Counsel

      Morrison & Foerster LLP serves as legal counsel to the Companies. Their address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

      Morrison & Foerster LLP, counsel to the Trust and special counsel to Bank of America has advised the Trust and Bank of America that Bank of America and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                         FUND TRANSACTIONS AND BROKERAGE

General Brokerage Policy

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of such Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In placing orders for portfolio securities of a Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. In addition, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Adviser or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund. Services furnished by such brokers may be used by the Adviser in providing investment advisory and investment management services for the Trust.

      Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees of the Trust. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

      In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce superior executions for the Funds.

      The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

      The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

      The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the distributor, the Adviser, the administrator, the co-administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law. In addition, the Trust will not give preference to correspondents of Bank of America or its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with Bank of America or its affiliates, and to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the distributor, the Adviser, the administrator, or the co-administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

      Certain affiliates of Bank of America Corporation and its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by Nations California Municipal Bond Fund. Bank of America Corporation or certain of its affiliates may serve as trustee, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, Nations California Municipal Bond Fund may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America Corporation is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to such Rule.

      Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Funds may purchase securities from underwriting syndicates of which Bank of America or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

      Investment decisions for each Fund are made independently from those for the Trust's other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies, and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

Brokerage Commissions

-------------------------------------------------------------------------------
                            Fiscal Year        Fiscal Year       Fiscal Year
                        Ended February 28,  Ended February 28 Ended February 28,
Fund*                          1999              1998               1997
-------------------------------------------------------------------------------
Nations Capital Income              $         $296,651          $225,515
Fund
-------------------------------------------------------------------------------
Nations Asset Allocation            $         $125,211          $152,270
Fund+
-------------------------------------------------------------------------------
Nations Blue Chip Master            $         $748,649          $637,281
Portfolio
-------------------------------------------------------------------------------
_____________
* The information in this chart reflects brokerage commissions paid by the Pacific Horizon Capital Income Fund(the predecessor to Nations Capital Income
Fund), the Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund) and the Pacific Horizon Blue Chip Master Portfolio (the predecessor to Nations Blue Chip Master Portfolio).
+ Until June 23,1997, Pacific Horizon Asset Allocation Fund(the predecessor to Nations Asset Allocation Fund) invested all of its assets in the Allocation Master Portfolio. Information contained in the chart above includes brokerage commissions paid by the Asset Allocation Master Portfolio.

Section 28(e) Standards

      Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

      Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Trust's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

      The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of fund transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

      Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

                              DESCRIPTION OF SHARES

Description of the Shares of the Trust

      Net investment income for the Funds for dividend purposes consists of (i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to a Fund on the basis of its relative net assets, plus dividend or distribution income on a Fund's assets.

      Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

      Shareholders receiving a distribution in the form of additional shares will be treated as receiving an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds and different classes of each Fund. Each Money Market Fund currently offers Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor Class Shares and Trust Class Shares. Nations Cash Reserves also offers Marsico Class Shares to investors and prospective investors of the portfolios of The Marsico Investment Fund (currently consisting of Marsico Focus Fund and Marsico Growth & Income Fund). Each Non-Money Market Fund offers Investor A Shares, Investor B Shares, Investor C Shares and Primary A Shares. Nations Asset Allocation Fund, Nations Intermediate Bond Fund and Nations Blue Chip Fund also offer Seafirst Shares. Nations Asset Allocation Fund and Nations Blue Chip Fund also offer Primary B Shares. Except for differences between classes of a Fund pertaining to distribution arrangements, each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Agreement and Declaration of Trust provides that the Trustees of the Trust may create additional Funds or classes of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

      The Funds use the so-called "equalization accounting method" to allocate a portion of earnings and profits to redemption proceeds. This method permits a fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations change. Although using this method will not affect a Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

      Each Fund or class of a Fund will vote separately on matters pertaining solely to such Fund or class. Such matters include matters relating to a Fund's investment advisory agreement or a class' distribution plan. All Funds will vote as a whole on matters affecting all Funds such as the election of Trustees and the appointment of the Trust's independent accountant.


 Purchase and Redemption of Shares

      Money Market Funds. Purchases and redemptions of Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Business Day"). Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by the Distributor, the Transfer Agent or their respective agents. A purchase order for a Money Market Fund must be received by the Distributor, the Transfer Agent or their respective agents, by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Municipal Reserves and Nations California Tax-Exempt Reserves and 5:00 p.m., Eastern time, with respect to certain classes of Nations Treasury Reserves, Nations Cash Reserves and Nations Money Market Reserves). A purchase order for a Money Market Fund received after such time will not be accepted; notice thereof will be given to the institution placing the order and any funds received will be returned promptly to the sending institution. If federal funds are not available by the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), the order will be canceled. The purchase price is the net asset value per share next determined after acceptance of the order by the Distributor, the Transfer Agent or their respective agents.

      Redemption orders for Money Market Funds must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Municipal Reserves and Nations California Tax-Exempt Reserves), and payment will normally be wired the same day. The Trust reserves the right to wire redemption proceeds within five Business Days after receiving a redemption order if, in the judgment of the Bank of America, an earlier payment could adversely impact a Fund. Redemption orders will not be accepted by the Distributor, the Transfer Agent or their respective agents after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Municipal Reserves and Nations California Tax-Exempt Reserves) for execution on that Business Day. The redemption price is the net asset value per share next determined after acceptance of the redemption order by the Distributor, the Transfer Agent or their respective agents.

      Non-Money Market Funds. Purchases and redemptions of Non-Money Market Funds may be effected on any Business Day. Purchase orders for a Non-Money Market Fund which are received by the Distributor, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day. In the event that the Exchange closes early, purchase orders received prior to the closing will be priced as of the time the Exchange closes and purchase orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Purchase orders are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following the receipt of the order, as determined above.

      Redemption orders for Non-Money Market Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange on any Business Day are priced according to the net asset value next determined after acceptance of the order, less any applicable Contingent Deferred Sales Charge ("CDSC"). In the event that the Exchange closes early, redemption orders received prior to closing will be priced as of the time the Exchange closes and redemption orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day.

      Redemption proceeds are normally sent by mail or wired within three Business Days after receipt of the order by the Fund. Redemption proceeds are normally remitted in federal funds wired to the redeeming Agent or investor within three Business Days after receipt of the order by Stephens, the Transfer Agent or their respective agents. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Fund, Stephens, the Transfer Agent or their respective agents, as the case may be, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens, the Transfer Agent or their respective agents and for crediting their Customer's account with the redemption proceeds on a timely basis. Redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable, there is no redemption charge.

      The right of redemption for the Non-Money Market Funds may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Fund of a Company not reasonably practicable. The Exchange is closed for business on New Years Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank observes the following holidays: New Years Day, Martin Luther King Jr's Birthday, Presidents Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

      All Funds. The Trust is required to redeem for cash all full and fractional shares of the Trust. The redemption price is the net asset value per share of each Fund next determined after receipt by the Distributor of the redemption order.

      The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or shareholder(s) to accept such purchase order. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the Exchange, Bank of America, the Distributor, the Administrator, the Co-Administrator, and/or the Custodian are not open for business.

Exchanges

      By use of the exchange privilege, the shareholder authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for Federal income tax purposes; therefore, a shareholder will realize a capital gain or loss depending on whether the shares being exchanged have a value which is more or less than their adjusted cost basis.

      The Trust may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by the Trust upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.

      The Prospectuses for each class of each Fund describe the exchange privileges available to holders of such class of shares.

Determination of Net Asset Value

      The net asset value per share of the Money Market Funds will be determined as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Municipal Reserves and Nations California Tax-Exempt Reserves and 5:00 p.m., Eastern time, with respect to Nations Treasury Reserves, Nations Cash Reserves and Nations Money Market Reserves), on each day the Exchange is open for business.

      Net asset value per share of each Money Market Fund is calculated by adding the value of its securities and other assets, subtracting its liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method pursuant to Rule 2a-7 under the 1940 Act, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price each Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of each Money Market Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by each Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in each Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in each Money Market Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

      The Money Market Funds use of amortized cost and the maintenance of the Money Market Funds net asset value at $1.00 are permitted by regulations promulgated by the SEC under the 1940 Act, provided that certain conditions are met. The Trust will maintain a dollar-weighted average maturity in the Money Market Funds of 90 days or less, will not purchase any instrument having a remaining maturity of more than 397 days, and will limit its investments to those U.S. dollar-denominated instruments which are permitted investments under SEC regulations. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Money Market Funds. Such procedures include the determination of the extent of deviation, if any, of the Money Market Funds current net asset value per share calculated using available market quotations from the Money Market Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gain or loss or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Money Market Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Money Market Funds in each Shareholder's account and to offset each Shareholder's pro rata portion of such loss or liability from the Shareholder's accrued but unpaid dividends or from future dividends while each other Money Market Fund must annually distribute at least 90% of its investment company taxable income.

Non-Money Market Funds

      With respect to the Non-Money Market Funds, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. With respect to Nations Intermediate Bond Master Portfolio and Nations California Municipal Bond Fund, securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

      With respect to the Non-Money Market Funds, securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-Term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

      Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees.

      For purposes of determining the net asset value per share of the Funds that invest in foreign securities or engage in Foreign Currency Transactions, all assets and liabilities of the Funds initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

      The Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to such shares as provided in the related Prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

      Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares of the Funds during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

                     ADDITIONAL INFORMATION CONCERNING TAXES

      The following information supplements and should be read in conjunction with Prospectuses. The Prospectuses of the Funds describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

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General

      The Trust intends to continue to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes and, thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to each Fund, rather than to the Trust as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gain distributed to its shareholders.

      Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

      In addition, for tax years beginning on or before August 7, 1997, a regulated investment company must, in general, have derived less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months.

      The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net capital gain (if any) for each year.

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Excise Tax

      A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gain by the end of each calendar year and, thus, expects not to be subject to the excise tax.

Taxation of Fund Investments

       Except as provided herein, gain and loss on the sale of portfolio securities by a Fund will generally be capital gain and loss. Such gain and loss will ordinarily be long-term capital gain and loss if the securities have been held by the Fund for more than 12 months at the time of disposition of the securities (however, see "Capital Gain Distributions" below).

      Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

      If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital loss may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

      The amount of any gain or loss realized by a Fund on closing out a "Section 1256 contract" generally will result in a realized capital gain or loss for Federal income tax purposes. "Section 1256 contracts" include regulated futures contracts, certain foreign currency contracts and nonequity options.
Section 1256 contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

      Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

      Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, loss realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

      If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

      If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

Foreign Taxes

      Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain circumstances, a regulated investment company is eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. None of the Funds expects to qualify for the election.

Capital Gain Distributions

      Distributions which are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

Disposition of Fund Shares

      A disposition of Fund shares pursuant to redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the Shares (or are deemed to receive in the case of an exchange) and the cost of your Shares.

      If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge or load on a new purchase of shares of the Fund or a different regulated investment company, the sales charge or load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charge or load does not exceed the reduction in sales charge or load on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

      If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (described below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. In addition, if a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. The foregoing recharacterization and disallowance rules do not apply to loss realized under a periodic redemption plan.

Federal Income Tax Rates
      As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate generally applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Corporate Shareholders

      Corporate shareholders of the Funds may be eligible for the dividends-received deduction on distributions attributable to a Fund's dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

Foreign Shareholders

      Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to Federal withholding tax (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). Such tax withheld generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net capital gain are generally not subject to tax withholding.

New Regulations

      On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

Backup Withholding

      The Trust may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust could subject the investor to penalties imposed by the IRS.

Additional Considerations for Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations California Municipal Bond Fund

       If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from Federal income tax, it will qualify under the Code to pay "exempt-interest dividends." Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations California Municipal Bond Fund (the "Tax-Exempt Funds") intend to so qualify and are designed to provide investors with a high level of income exempt from Federal income tax.

       The portion of total dividends paid by a Tax-Exempt Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Distributions of capital gain or from net investment income not attributable to interest on the Fund's tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

       Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

       In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of Nations Municipal Reserves' expenses in computing their AMT. With respect to a corporate shareholder of a Tax-Exempt Fund, exempt-interest dividends paid by the Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult their tax advisors.

Additional Considerations for Nations California Tax-Exempt Reserves and Nations California Municipal Bond Fund

      If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. The California Funds intends to qualify under the above requirements so that they can pay California exempt-interest dividends. If the California Funds do not so qualify, no part of their respective dividends to shareholders will be exempt from the California state personal income tax.

      Within sixty days after the close of its taxable year, the California Funds will notify their respective shareholders of the portion of the dividends paid by the respective Fund to each shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the California Funds with respect to any taxable year cannot exceed the excess of the amount of interest received by the California Funds for such year on California Exempt Securities over any amounts that, if the California Funds were treated as individuals, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid for any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

      In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the California Funds, such shareholders should consult their tax advisors to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. Interest on indebtedness incurred by a shareholder to purchase or carry the California Funds shares is not deductible for California state personal income tax purposes if the California Funds distribute California exempt-interest dividends during the shareholder's taxable year.

      The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Funds dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxable for such purposes, notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds dividends and as to their own California state tax situation, in general.

Other Matters

      Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

      The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.


                             PERFORMANCE INFORMATION
General

      Yield information and other performance information for the Funds may be obtained by calling the Trust at (800) 321-7854.

      From time to time, a Fund's yield and total return may be quoted in advertisements, shareholder reports, and other communications to shareholders. Each Fund of the Trust also may quote information obtained from the Investment Company Institute in its advertising materials and sales literature. In addition, certain potential benefits of investing in world securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities. Performance information is available by calling 1-800-321-7854.

Money Market Funds

      From time to time the Money Market Funds may advertise the "current yield" and "effective compound yield" of a class of shares of the respective Money Market Fund. Nations Municipal Reserves and Nations California Tax-Exempt Reserves may also advertise the "tax-equivalent yield" of a class of their shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Funds refers to the income generated by an investment in a Money Market Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Money Market Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

Yield Calculations

      The current yield of each class of the Money Market Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gain and loss are not included in the calculation of the yield. The effective compound yield of the Money Market Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective Yield = [(Base Period Return + 1) 365/7)]- 1.

      The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

      The yield of these Money Market Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Money Market Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Money Market Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Money Market Fund and other factors.

      The "tax equivalent yield" of Nations Municipal Reserves and Nations California Tax-Exempt Reserves is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Money Market Fund's yield, assuming certain tax brackets for a Shareholder. See "Additional Information Concerning Taxes Federal Income Tax Rates" below. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:

    TAX-EQUIVALENT YIELD = (  E  ) + t
                           -----------
                              1 - p

         E = tax-exempt yield p = stated income tax rate t = taxable yield

      Yields are one basis upon which investors may compare the Money Market Funds with other money market funds; however, yield of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

      Nations Cash Reserves and Nations Money Market Reserves may quote actual return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts, as monitored by the Bank Rate Monitor, and those of corporate and government security prices indices of various durations prepared by Shearson Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

      Each Money Market Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Money Market Funds also may use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.

      Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical data base of performance, as reported by a diverse universe of independently-managed mutual funds. Interactive Data Corporation is a statistical access service that maintains a data base of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

      Current interest rate and yield information on governmental debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. Also current rate information on municipal debt obligations or various durations, as reported daily by the Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry accepted source for current municipal bond market information.

      Comparative information on the Consumer Price Index may also be included. This index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment.

      Tax equivalent yield assumes a Federal Tax Rate of 39.6%.

      The yield of the Liquidity Class, Adviser Class, Market Class Shares, Investor Class Shares, Service Class Shares, Daily Class Shares and Trust Class Shares of the Money Market Funds will normally be lower than the yield of the Capital Class Shares because Liquidity Class, Adviser Class, Market Class Shares, Investor Class Shares, Service Class Shares, Daily Class Shares and Trust Class Shares are subject to distribution and/or shareholder servicing expenses not charged to Capital Class Shares.

For the 7-day period ended March 31, 1999, the yield of eah Fund was as follows:

                                                        Effective           Tax
                                                        Yield       Tax     Equiv.
                                Yield w/o   Effective   w/o         Equiv.  Yield
                       Yield    Waivers     Yield       Waivers     Yield   w/o Waivers
                       -----    -------     -----       -------     -----   -----------
Nations Cash Reserves

Capital Class          4.90%     4.67%       5.02%       4.79%       N/A      N/A
Liquidity Class        4.75%     3.82%       4.87%       3.94%       N/A      N/A
Adviser Class          4.65%     4.42%       4.76%       4.53%       N/A      N/A
Market Class           4.45%     4.18%       4.55%       4.28%       N/A      N/A
Investor Class         N/A       N/A         N/A         N/A         N/A      N/A
Service Class          N/A       N/A         N/A         N/A         N/A      N/A
Daily Class            N/A       N/A         N/A         N/A         N/A      N/A
Trust Class            N/A       N/A         N/A         N/A         N/A      N/A

Nations Money Market
Reserves

Capital Class          4.85%     4.59%       4.96%       4.70%       N/A      N/A
Liquidity Class        4.70%     3.74%       4.81%       3.85%       N/A      N/A
Adviser Class          4.60%     4.34%       4.70%       4.44%       N/A      N/A
Market Class           4.40%     4.14%       4.49%       4.23%       N/A      N/A
Investor Class         N/A       N/A         N/A         N/A         N/A      N/A
Service Class          N/A       N/A         N/A         N/A         N/A      N/A
Daily Class            N/A       N/A         N/A         N/A         N/A      N/A
Trust Class            N/A       N/A         N/A         N/A         N/A      N/A

Nations Treasury
Reserves

Capital Class          4.74%     4.49%       4.85%       4.60%       N/A      N/A
Liquidity Class        4.59%     3.59%       4.69%       3.69%       N/A      N/A
Adviser Class          4.49%     4.24%       4.59%       4.34%       N/A      N/A
Market Class           4.29%     4.01%       4.38%       4.10%       N/A      N/A
Investor Class         N/A       N/A         N/A         N/A         N/A      N/A
Service Class          N/A       N/A         N/A         N/A         N/A      N/A
Daily Class            N/A       N/A         N/A         N/A         N/A      N/A
Trust Class            N/A       N/A         N/A         N/A         N/A      N/A

                                      132

Nations Government
Reserves

Capital Class          4.88%     4.64%       5.00%       4.76%       N/A      N/A
Liquidity Class        4.73%     3.79%       4.84%       3.90%       N/A      N/A
Adviser Class          4.63%     4.39%       4.74%       4.50%       N/A      N/A
Market Class           4.43%     4.15%       4.53%       4.25%       N/A      N/A
Investor Class         N/A       N/A         N/A         N/A         N/A      N/A
Service Class          N/A       N/A         N/A         N/A         N/A      N/A
Daily Class            N/A       N/A         N/A         N/A         N/A      N/A
Trust Class            N/A       N/A         N/A         N/A         N/A      N/A

Nations Municipal
Reserves

Capital Class          2.88%     2.60%       2.92%       2.64%       4.77%    4.49%
Liquidity Class        2.73%     1.75%       2.77%       1.79%       4.52%    3.54%
Adviser Class          2.63%     2.35%       2.67%       2.39%       4.35%    4.07%
Market Class           2.43%     2.11%       2.46%       2.14%       4.02%    3.70%
Investor Class         N/A       N/A         N/A         N/A         N/A      N/A
Service Class          N/A       N/A         N/A         N/A         N/A      N/A
Daily Class            N/A       N/A         N/A         N/A         N/A      N/A
Trust Class            N/A       N/A         N/A         N/A         N/A      N/A


Nations California
Tax-Exempt Reserves*

Capital Class          N/A       N/A         N/A         N/A         N/A      N/A
Liquidity Class        N/A       N/A         N/A         N/A         N/A      N/A
Adviser Class          2.20%     2.20%       2.25%       2.25%       N/A      N/A
Market Class           N/A       N/A         N/A         N/A         N/A      N/A
Investor Class         2.15%     2.15%       2.17%       2.17%       N/A      N/A
Service Class          N/A       N/A         N/A         N/A         N/A      N/A
Daily Class            1.92%     1.92%       1.94%       1.94%       N/A      N/A
Trust Class            N/A       N/A         N/A         N/A         N/A      N/A

_________________
*The yield for Nations California Tax-Exempt Reserves is for the 7-day period ended March 31,1999.

Non-Money Market Funds

      Yield is calculated separately for the Investor A, Investor C, Investor B, Primary A, Primary B and Seafirst Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                  Yield = 2 [(a-b+1)(6)- 1]
                          -----------------
                                 cd

          Where:   a = dividends and interest earned during the period.

                   b = expenses accrued for the period (net of reimbursements).

                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                   d = maximum offering price per share on the last day of the period (again, for Primary A and Primary B Shares, this is equivalent to net asset value per share).

      For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

      Nations California Municipal Bond Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

      Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

      The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above. Based on the foregoing calculations, the yield, taking into account fee waivers and/or expense reimbursements, and the yield without fee waivers and/or expense reimbursements for the 30-day period ended February 28, 1998 were as follows:


             Thirty Day Yield For The Period Ended February 28, 1999

                                                                   Tax
                                                                Equivalent
                                            Yield       Tax       Yield
                                            Without  Equivalent   Without
                                   Yield    Fee        Yield       Fee
                                            Waivers              Waivers
Nations California Municipal
Bond Fund
Investor A Shares                  3.46%     3.46%      5.73%     5.73%
Investor B Shares                  2.96%     2.96%      4.90%     4.90%
Investor C Shares                   N/A       N/A        N/A       N/A
Primary A Shares                    N/A       N/A        N/A       N/A

Nations Intermediate Bond Fund
Investor A Shares                  4.88%     4.83%      8.08%     8.00%
Investor B Shares                   N/A       N/A        N/A       N/A
Investor C Shares                  4.53%     4.21%      7.50%     6.97%
Primary A Shares                    N/A       N/A        N/A       N/A
Seafirst Shares                    5.04%     4.99%      8.34%     8.26%

The "tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by (b) one minus a stated Federal income tax rate. The Federal income tax rate used in calculating the "tax-equivalent" yield 39.6%. The state income tax rate used in calculating the "tax-equivalent" yield of Nations California Municipal Bond Fund is [ ]%.

      Hypothetical examples showing the level of taxable yield needed to produce on after-tax equivalent to an assumed tax-free yield may be provided to shareholders. Provided is such an illustration:

      For Nations California Municipal Bond Fund:

--------------------------------------------------------------------------------
Single Return        $25,351-$61,400     $61,401-$128,100    $128,101-$278,450
--------------------------------------------------------------------------------
Joint Return         $42,351-$102,300    $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
 tax-free
yield of:                      A taxable investment would have to pay you:
--------------------------------------------------------------------------------
   4%
--------------------------------------------------------------------------------
   5%
--------------------------------------------------------------------------------
   6%
--------------------------------------------------------------------------------
   7%
--------------------------------------------------------------------------------
   8%
--------------------------------------------------------------------------------

      The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and California ([ ]%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $278,450.

      There can be no assurance that all of a yield quoted by one of these Funds will be tax-free since these Funds may invest in short-term taxable obligations for temporary defensive periods as described in the Prospectuses. Also, the above hypothetical examples are for illustration only. Tax laws and regulations may be changed at any time by legislative or administrative actions and such changes may make the information contained in such examples obsolete.

      During the period for which certain yield quotations are given above, Bank of America Adviser, the investment adviser and administrator to the Pacific Horizon California Municipal Bond Fund (the predecessor of Nations California Municipal Bond Fund) voluntarily waived fees or reimbursed certain expenses of such shares, thereby increasing yield figures. Such waivers or expense reimbursements may be discontinued at any time.

Total Return Calculations

      Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV



                       Where:   P = a hypothetical initial payment of $1,000

                                T = average annual total return

                                n = number of years

                                ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

The following figures, for the period ended February 28, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

                                                            Inception
                                            Inception        Through
                                         Through 2/28/99     2/28/99
                                         Without Sales      Including
    Average Annual Total Returns             Charges      Sales Charges
    ----------------------------             -------      -------------
    Nations Capital Income Fund
        Investor A Shares                     14.48           13.89
        Investor B Shares                     14.37           14.37
        Investor C Shares                     14.45           14.45

    Nations Asset Allocation Fund
        Investor A Shares                     15.81           14.47
        Investor B Shares                     15.73           15.73
        Investor C Shares                     15.52           14.48
        Seafirst Shares                       13.40           13.40

    Nations California Municipal Bond
    Fund
        Investor A Shares                     8.14             7.00
        Investor B Shares                     8.10             7.46

    Nations Intermediate Bond Fund
        Investor A Shares                     5.40             4.71
        Investor C Shares                     5.24             4.29
        Seafirst Shares                       7.25             7.25

    Nations Blue Chip Fund
        Investor A Shares                     22.97           21.55
        Investor B Shares                     22.88           22.88
        Investor C Shares                     22.66           21.56
        Seafirst Shares                       17.92           17.92

      The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

      Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

                           Average Annual Total Return

                                                                10 Year
                                                                Period
                                                                Ended
                                            One                 2/28/99
                                           Year       5-year    or
                                          Period      period    Inception
                                           Ended      ending    through
                                          2/28/99     2/28/99   2/28/99
                                          -------     -------   -------
      Nations Capital Income Fund
          Investor A Shares                  4.64       12.38      15.92
          Investor B Shares                  4.33       12.31      15.89
          Investor C Shares*                 4.29       12.13      15.79

      Nations Asset Allocation Fund
          Investor A Shares                 14.72       16.46      15.81
          Investor B Shares                 14.33       16.38      15.73
          Investor C Shares*                14.23       16.16      15.52
          Seafirst Shares                   14.76       16.37      13.60

      Nations California Municipal
      Bond Fund
          Investor A Shares                  5.94        5.92       7.53
          Investor B Shares                  5.25        5.78       7.46

      Nations Intermediate Bond Fund
          Investor A Shares                  4.89        5.75       5.40
          Investor C Shares*                 4.76        5.58       5.24
          Seafirst Shares                   4.88         5.41       7.33

      Nations Blue Chip Fund
          Investor A Shares                18.58        23.69      22.97
          Investor B Shares                18.14        23.60      22.88
          Investor C Shares*               17.96        23.37      22.66
          Seafirst Shares                  18.89        23.75      18.08

      * Performance prior to October 21, 1996, February 28, 1997, November 20, 1996, November 11, 1996 and November 11, 1996 is represented by performance of the A Shares (the predecessor to Investor A Shares) of the Capital Income, California Municipal Bond, Intermediate Bond, Blue Chip and Asset Allocation Funds, respectively. On the foregoing dates, K Shares (the predecessor to Investor C Shares) of the above-listed Funds commenced operations. K shares, unlike A shares, were sold without a front-end sales load but had a .75% distribution or administrative service fee which would have reduced performance if reflected.

                          Aggregate Annual Total Return

                                               5-Year    5-Year
                                               period    period  Inception  Inception
                            FYE       FYE      ending    ending   through    through
                          2/28/99   2/28/99    2/28/99   2/28/99  2/28/99    2/28/99
                          Without  Including  Without  Including  Without   Including
                           Sales     Sales     Sales     Sales     Sales      Sales
                          Charges   Charges   Charges   Charges   Charges    Charges
                          -------   -------   -------   -------   -------    -------
Nations Capital Income
Fund
    Investor A Shares       4.64     -1.36     79.22      68.93   342.88     369.77
    Investor B Shares       4.29      4.29     77.22      77.22   333.25     333.25
    Investor C Shares*      4.33      4.33     78.70      78.70   364.53     364.53

Nations Asset
Allocation Fund
    Investor A Shares      14.72      8.11    114.22     101.84   111.93      99.68
    Investor B Shares      14.33     14.33    113.48     113.48   111.20     111.20
    Investor C Shares*     14.23     14.23    111.49     111.49   109.23     109.23
    Seafirst Shares        14.76     14.76    113.87     113.87   297.96     297.96

Nations California
Municipal Bond Fund
    Investor A Shares       5.94      0.92     33.32      27.04   206.59     219.72
    Investor B Shares       5.25      5.25     32.46      32.46   105.25     105.25

Nations Intermediate
Bond Fund
    Investor A Shares       4.89      1.44     32.25      27.94    30.79      26.49
    Investor C Shares*      4.76      4.76     31.19      31.19    29.74      29.74
    Seafirst Shares         4.88      4.88     30.16      30.16   115.69     115.69

Nations Blue Chip Fund
    Investor A Shares      18.58     11.78    189.55     172.95   188.97     172.27
    Investor B Shares      18.14     18.14    188.48     188.48   187.90     187.90
    Investor C Shares*     17.96     17.96    185.77     185.77   185.20     185.20
    Seafirst Shares        18.89     18.89    190.23     190.23   511.30     511.30

* Performance prior to October 21, 1996, February 28, 1997, November 20, 1996, November 11, 1996 and November 11, 1996 is represented by performance of the A Shares (the predecessor to Investor A Shares) of the Capital Income, California Municipal Bond, Intermediate Bond, Blue Chip and Asset Allocation Funds, respectively. On the foregoing dates, K Shares (the predecessor to Investor C Shares) of the above-listed Funds commenced operations. K shares, unlike A shares, were sold without a front-end sales load but had a .75% distribution or administrative service fee which would have reduced performance if reflected.

      Fee waivers and/or expense reimbursements were in effect for the periods presented. Primary B Shares were not offered during the period described above.

      From time to time, the yields of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas.

      Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. The performance and yield of a class of shares in Nations Blue Chip Fund, Nations Capital Income Fund and Nations Asset Allocation Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange. The performance and yield of a class of shares in Nations Intermediate Bond Fund may be compared to the Shearson Lehman Intermediate Government Bond Index, an unmanaged index of intermediate government securities. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

      Each Fund may quote information obtained from the Investment Company Institute in its advertising materials and sales literature.

      Ibbotson Data. Ibbotson Associates of Chicago, Illinois, ("Ibbotson") provides historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

      The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the Exchange, plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upperbound of the Exchange ninth docile. At year-end 1995, the DFA Small Company Fund contained approximately 2,663 stocks, with a weighted average market capitalization of $165.75 million. The unweighted average market capitalization was $82.97 million, while the median was $56.0 million.

      Unlike an investment in a common stock mutual fund, an investment in bonds that are held to maturity provides a fixed and stated rate of return. Bonds have a senior priority in liquidation or bankruptcy to common stocks, and interest on bonds is generally paid from assets of the corporation before any distributions to common shareholders. Bonds rated in the two highest rating categories are considered high quality and to present minimal risks of default. See Schedule A for a more complete explanation of these ratings of corporate bonds. An advantage of investing in government bonds is that, in many cases, they are backed by the credit and taxing power of the United States government, and therefore, such securities may present little or no risk of default. Although government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of Treasury securities can be made with no transaction costs).

      Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index and include nearly all "Aaa-" and "Aa-" rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the Funds.

      Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      CTR = (ERV-P) 100
            -------
               P

Where:   CTR = Cumulative total return

         ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

         P   = initial payment of $1,000.

      This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

                             Cumulative Total Return

                                                                 10 Year    10 Year
                                                                 Period     Period
                                                                 Ended      Ended
                                                                 2/28/99    2/28/99
                                          5 Year     5 Year      or         or
                                          Period     Period      Inception  Inception
                    FYE       FYE         Ended      Ended       through    through
                    2/28/99   2/28/99     2/28/99    2/28/99     2/28/99    2/28/99
                    Without   Including   Without    Including   Without    Including
                    Sales     Sales       Sales      Sales       Sales      Sales
                    Charges   Charges     Charges    Charges     Charges    Charges
                    -------   -------     -------    -------     -------    -------
Nations Capital
Income Fund
    Investor A        4.64     -1.36        79.22      68.93       338.14   312.85
     Shares
    Investor B        4.29      4.29        77.22      77.22       333.25   333.25
     Shares
    Investor C        4.33      4.33        78.70      78.70       336.86   336.86
     Shares

                                      143

Nations Asset
Allocation Fund
    Investor A       14.72      8.11       114.22     101.84       111.93    99.68
     Shares
    Investor B       14.33     14.33       113.48     113.48       111.20   111.20
     Shares
    Investor C       14.23     14.23       111.49     111.49       109.23   109.23
     Shares
    Seafirst Shares  14.76     14.76       113.87     113.87       257.86   257.86

Nations California
Municipal Bond Fund
    Investor A        5.94       .92        33.32      27.04       106.58    96.77
     Shares
    Investor B        5.25      5.25        32.46      32.46       105.25   105.25
     Shares

Nations
Intermediate Bond
Fund
    Investor A        4.89      1.44        32.25      27.94        30.79    26.49
     Shares
    Investor C        4.76      4.76        31.19      31.19        29.74    29.74
     Shares
    Seafirst Shares   4.88      4.88        30.16      30.16       102.87   102.87

Nations Blue Chip
Fund
    Investor A       18.58     11.78       189.55     172.95       188.97   172.27
     Shares
    Investor B       18.14     18.14       188.48     188.48       187.90   187.90
     Shares
    Investor C       17.96     17.96       185.77     185.77       185.20   185.20
     Shares
    Seafirst Shares  18.89     18.89       190.23     190.23       427.16   427.16

* Primary A Shares of the Trust do not carry a sales charge.

      The Primary Shares and Investor A, B and C Shares of the Funds may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month or a three-month period as a percentage of the maximum offering price per share on the last day of such period. The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

      The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas. Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

                                 5% SHAREHOLDERS
      The following table sets forth certain information concerning each person who, to the Trust's knowledge, is a record owner of 5% or more of the Shares of a class of a Fund. Information is given as of July 20, 1999.


                                      Class;
                                    Amount of
                                      Shares
                                      Owned;
                                     Type of    Percentage  Percentage
     Fund         Name and Address  Ownership    of Class     of Fund
     ----         ----------------  ---------    --------     -------
Asset           Paco
Allocation      Attn:  Mutual Funds    Primary A    74.07%
Fund            Unit #38615           256,217.348
                PO Box 513577
                Los Angeles, CA
                90051-1577

                Paco - Cash Account    Primary A    16.06%
                Attn:  Mutual Funds   55,553.060
                Unit #38615
                PO Box 513577
                Los Angeles, CA
                90051-1577

                Bank of America Trst   Primary A     6.08%
                Cherry                21,041.940
                Deferred
                Compensation Trust
                DTD 1/25/96 A/C
                01-002-0008437
                Attn Kate Long Rm 03
                231 La Salle
                Chicago, IL 60604-1407

                Stephens Inc           Primary B      100%
                Attn:  Cindy Cole        1.072
                111 Center Street
                Little Rock, AR 72201

                Vanguard Fiduciary    Investor A     5.16%
                Trust Company         133,146.321
                FBO Kirkland & Ellis
                Def Contribution
                Retirement Plan 91926
                PO Box 2600
                Valley Forge, PA
                19482-2600

                State Street Bank &   Investor C    97.50%
                Trust Co TTEE         80,750.710
                FBO, Coastgear &
                Company
                Attn:  Kevin Smith
                105 Rosemont Ave
                Westwood, MA  02090

                Seafirst Bank          Seafirst       100%
                FBO Retirement           Class
                Services
                PO Box 84248
                Seattle, WA
                98124-5548

Blue Chip Fund  Paco - Cash Account    Primary A    38.26%
                Attn:  Mutual Funds   331,977.554
                Unit #38615
                PO Box 513577
                Los Angeles, CA
                90051-1577

                Paco                   Primary A    33.31%
                Attn:  Mutual Funds   289,007.977
                Unit #38615
                PO Box 513577
                Los Angeles, CA
                90051-1577

                Nationsbank of Texas   Primary A    18.24%
                NA                    158,282.192
                Attn Tony Farrer (B
                Shares)
                1401 Elm Street 11th
                Floor
                Dallas, TX
                75202-2911

                Bank of America NT &  Investor A  6.1330%
                SA                   649,449.576
                The Private Bank
                Attn Common Trust
                Funds Unit 38329
                PO Box 3577
                Los Angeles, CA
                90051-1577


                State Street Bank &   Investor C    85.80%
                Trust Co TTEE        264,468.474
                FBO, Coastgear &
                Company
                Attn:  Kevin Smith
                105 Rosemont Ave
                Westwood, MA  02090


                Corelink Financial    Investor C     6.13%
                Inc                   18,885.721
                PO Box 4054
                Concord, CA
                94524-4054

                Seafirst Bank          Seafirst       100%
                FBO Retirement           Class
                Services              13,866,672.392
                PO Box 84248
                Seattle, WA
                98124-5548

California      Paco - Cash Account    Primary A    52.89%
Municipal Bond  Attn:  Mutual Funds   727,732.310
Fund            Unit #38615
                PO Box 513577
                Los Angeles, CA
                90051-1577

                Paco                   Primary A    33.87%
                Attn:  Mutual Funds   466,020.169
                Unit #38615
                PO Box 513577
                Los Angeles, CA
                90051-1577

                Nationsbank of Texas   Primary A     9.00%
                NA                    123,783.347
                Attn Tony Farrer
                1401 Elm Street 11th
                Floor
                Dallas, TX
                75202-2911

                Stephens Inc          Investor C      100%
                Attn:  Cindy Cole        3.337
                111 Center Street
                Little Rock, AR
                72201

                BA Investment         Investor B     8.31%
                Services, Inc.        34,199.726
                FBO 405015951
                185 Berry St.
                3rd Floor #12640
                San Francisco, CA
                94107

                BA Investment         Investor B     8.12%
                Services, Inc.        33,422.460
                FBO 436339241
                185 Berry St.
                3rd Floor #12640
                San Francisco, CA
                94107

                BA Investment         Investor B     6.46%
                Services, Inc.        26,590.419
                FBO 404377331
                185 Berry St.
                3rd Floor #12640
                San Francisco, CA
                94107-1729

                BA Investment         Investor B     5.76%
                Services, Inc.        23,695.774
                FBO 435242481
                185 Berry St.
                3rd Floor #12640
                San Francisco, CA
                94107-1729

                BA Investment         Investor B     5.19%
                Services, Inc.        21,366.415
                FBO 428124871
                185 Berry St.
                3rd Floor #12640
                San Francisco, CA
                94107-1729




California      BA Investment          Advisor;     80.61%
Tax-Exempt      Services Inc         330,361,140.560
Reserves        for the Benefit of
                Customers
                Attn H David Jones
                III PO Box 7042 San
                Francisco, CA 94120-
                7042

                Stephens Inc            Daily;        100%
                Attn:  Cindy Cole       25.060
                111 Center Street
                Little Rock, AR
                72201


                Stephens Inc           Capital;       100%
                Attn:  Cindy Cole       25.250
                111 Center Street
                Little Rock, AR
                72201

                National Financial     Investor;    48.40%
                for the Exclusive   276,898,841.770
                Benefit of our
                Customers
                200 Liberty St
                1 World Financial Ctr
                Attn Mutual Funds
                5th Flr
                New York, NY  10281

                BA Investment          Investor;    45.91%
                Services Inc        262,667,899.600
                for the Benefit of
                Customers
                Unit 17852 Attn H
                David Jones 3rd
                PO Box 7042
                San Francisco, CA
                94120

                Stephens Inc            Market;       100%
                Attn:  Cindy Cole       25.060
                111 Center Street
                Little Rock, AR
                72201

                Stephens Inc          Liquidity;      100%
                Attn:  Cindy Cole       25.060
                111 Center Street
                Little Rock, AR
                72201

                Bank of America NT &    Trust;      99.96%
                SA Trst/Cus         378,004,155.810
                Attn Common Tr FDS
                Unit 38329
                Terminal Anex
                PO Box 513577
                Los Angeles, CA
                90051-1577

Cash Reserves   Security Pacific       Advisor;     27.47%
                Cash Management     854,362,100.000
                c/o Bank of
                America-GPO M/C 5533
                Attn Regina Olsen
                1850 Gateway Blvd #
                5533
                Concord, CA
                94520-3275


                Bankers Trust FBO       Advisor      8.83%
                Tenneco Salary -      90,046,127.760
                193024
                PO Box 9014
                Church Street Station
                New York, NY  10008


                BA Investment           Daily;      49.87%
                Services Inc       2,748,154,422.950
                for the Benefit of
                Customers
                Unit 17852 Attn H
                David Jones 3rd
                PO Box 7042
                San Francisco, CA
                94120

                National Financial      Daily;      23.60%
                for the Exclusive  1,300,564,893.070
                Benefit of our
                Customers
                200 Liberty St
                1 World Financial Ctr
                Attn Mutual Funds
                5th Flr
                New York, NY  10281

                Bank of America NT &   Capital;     11.20%
                SA                  325,089,215.210
                Private Bank
                Attn Common Tr Fds
                Unit 38329
                Terminal Annex
                PO Box 513577
                Los Angeles, CA
                90051-1577

                The Anschutz           Capital;     10.38%
                Corporation         301,282,494.040
                Attn Thomas G Kundert
                555 Seventeenth
                Street
                Suite 2400
                Denver, CO  80202

                General Motors         Capital;      6.89%
                Acceptance Corp     200,000,000.000
                Attn E Wayne Crawford
                3031 W Grand Blvd
                Ste 695
                M/C 482-206-695
                Detroit, MI  48202

                Hare & Co, Bank of     Capital;      5.63%
                New York              163,529,099.840
                Attn Stif/Master Note
                One Wall Street 2nd
                Fl
                New York, NY  10286

                BA Investment          Investor;    59.65%
                Services Inc        2,147,225,460.340
                for the Benefit of
                Customers
                Unit 17852 Attn H
                David Jones 3rd
                PO Box 7042
                San Francisco, CA
                94120

                Silicon Valley Bank    Investor;    20.61%
                Attn:  Jess R       741,825,568.880
                Gutierrez
                3003 Tasman Drive
                Mshg 110
                Santa Clara, CA
                95054

                National Financial     Investor;    10.63%
                for the Exclusive   382,742,123.430
                Benefit of our
                Customers
                200 Liberty St
                1 World Financial Ctr
                Attn Mutual Funds
                5th Flr
                New York, NY  10281



                NationsBank SWP         Service       100%
                Disbursement NC         Shares
                NationsBank         11,000,000.00
                Sweep/Autoborrow
                First Citizens Bldg
                128 S Tryon St
                NC1-006-08-03
                Charlotte, NC  28255

                BA Investment          Service;     12.24%
                Services Inc        380,650,624.500
                for the Benefit of
                Customers
                Attn H David Jones
                III PO Box 7042 San
                Francisco, CA 94120-
                7042

                Bank of America NT &     Trust      99.39%
                SA                      Shares
                Financial Mgmt &    1,731,854,059.930
                Trust Services
                Attn Common Tr FDS
                Unit 38329
                Terminal Annex
                PO Box 513577
                Los Angeles, CA
                90051-1577


                NationsBank SWP         Market        100%
                Disbursement NC          Class
                NationsBank           1,820,000,000.000
                Sweep/Autoborrow
                First Citizens Bldg
                128 S Tryon St NC
                01-006-08-03
                Charlotte, NC  28255


                The Bank of New York    Capital     15.70%
                as Agent for its         Class
                Securities Lending   745,000,000.000
                Customers
                101 Barclay Street
                New York, NY  10286


                NationsBank of Texas    Capital     13.96%
                NA                       Class
                Attn: David Thayer    662,378,021.120
                1401 Elm Street 11th
                Floor
                Dallas, TX  75202


                Charter                 Capital     11.59%
                Communications           Class
                Operating LLC       550,000,000.000
                Attn Ralph Kelly
                12444 Powerscourt Dr
                Ste 100
                Saint Louis, MO
                63131-3617


                NationsBank of Texas   Liquidity    30.27%
                NA Agent FBO             Class
                Global Finance Sweep  554,479,620.440
                Customers
                Attn Steven Edwards
                1201 Main Street
                TX1-609-21-04
                Dallas, TX  75202



                Hans-Werner Hector     Liquidity     6.68%
                33-B Eugenia Avenue      Class
                Kiawah Island, SC    122,270,694.160
                29455-5608


                Olen Commercial        Liquidity     5.41%
                Realty Corp              Class
                PO Box 7069         99,012,870.830
                Newport Beach, CA
                92658-7069

                Lennar Land Partners   Liquidity     4.91%
                Investments              Class
                Attn Wayneright       90,000,000.000
                Malcolm
                700 NW 107th Ave
                Miami, FL  33172


                NationsBank of Texas   Liquidity    40.00%
                NA Agent FBO             Class
                Global Finance Sweep  82,988,902.990
                Customers
                Attn Steven Edwards
                1201 Main Street
                TX1-609-21-04
                Dallas, TX  75202


                ECT Securities LTD     Liquidity    19.77%
                Partnership              Class
                c/o Enron Corp        45,580,681.440
                Attn Donna Lowry EB
                2881
                P O Box 1188
                Houston, TX
                77251-1188



                Janet Sue Beck         Liquidity     8.47%
                Separate Property       Class
                6211 Raintree Ct      19,515,599.270
                Dallas, TX  75240



Nations         Paco - Cash Account    Primary A    52.00%
Capital Income  Attn:  Mutual Funds   167,083.271
Fund            Unit #38615
                PO Box 513577
                Los Angeles, CA
                90051-1577


                Paco                   Primary A    44.18%
                Attn:  Mutual Funds   141,955.442
                Unit #38615
                PO Box 513577
                Los Angeles, CA
                90051-1577

                State Street Bank &   Investor C    79.41%
                Trust Co TTEE         84,804.867
                FBO, Coastgear &
                Company
                Attn:  Kevin Smith
                105 Rosemont Ave
                Westwood, MA  02090

                Corelink Financial    Investor C     8.08%
                Inc                    8,631.107
                PO Box 4054
                Concord, CA
                94524-4054


Government      BA Investment
Reserves        Services Inc           Advisor;      7.18%
                for the Benefit of    22,941,090.740
                Customers
                Attn H David Jones
                III PO Box 7042 San
                Francisco, CA 94120-
                7042

                Guilford Glazer TTEE   Advisor;      6.21%
                9440 Santa Monica     19,846,762.590
                Blvd Ste 610
                Beverly Hills, CA
                90210-4619

                National Financial      Daily;        100%
                for the Exclusive     23,596,460.820
                Benefit of our
                Customers
                200 Liberty St
                1 World Financial Ctr
                Attn Mutual Funds
                5th Flr
                New York, NY  10281

                Chase Manhattan Bank   Capital;     38.77%
                FBO Global Trust      49,130,402.860
                Attn Dave Sturman
                450 W 33rd St Fl 15
                New York, NY 10001-
                2603

                Lone Star              Capital;     16.63%
                Technologies Inc      21,070,175.750
                Attn Charles J
                Keszler
                PO Box 803546
                Dallas, TX
                75380-3546

                U S Bank Trust NA      Capital;     10.96%
                ESCR Kaiser Aluminum  13,883,754.640
                Corp/Dol
                Attn Corp Trust Srvcs
                601 Union St Ste 2120
                Seattle, WA
                98101-2331

                Skinner Corporation    Capital;      7.23%
                Attn Debbie Sokvitne  9,163,659.190
                1326 5th Ave Ste 711
                Seattle, WA
                98101-2640

                Bank of America NT &   Capital;      5.51%
                SA                    6,978,016.860
                Trst Financial Mgmnt
                & Trust Svcs
                Attn Common Tr FDS
                Unit 38329
                Terminal Annex
                PO Bxo 513577
                Los Angeles, CA
                90051-1577

                Collins & 194th         Adviser     15.77%
                Associates Ltd           Class
                DBA Ocean 1           7,164,994.310
                Condominium Corporate
                19250 Collins Ave
                N Miami Beach, FL
                33160

                Ocean Two by Chicago    Adviser     10.75%
                Title                    Class
                Insurance Co as       4,886,184.830
                Escrow Agent
                File #309900567
                Attn Team Acctg
                1818 S Australian Ave
                West Palm Beach, FL
                33409

                L Frank Pitts DBA       Adviser      6.72%
                Pitts Oil Company        Class
                4600 Greenville Ave   3,055,744.510
                Ste 200
                Dallas, TX  75206

                Geneva Assoc            Adviser    5.6107%
                Merchant Banking         Class
                Partners I LLC        2,549,859.550
                Attn Maggie Styers
                PO Box 21962
                Greensboro, NC
                27420-1962

                Collins & 194th         Adviser    5.3687%
                Associates Ltd           Class
                by Chicago Title      2,439,882.300
                Insurance Co as
                Escrow Agent
                c/o State Accounting
                1818 S Australian
                Ave Suite 210
                West Palm Beach, FL
                33409

                North Kansas City       Adviser    5.0391%
                Hospital                 Class
                Attn Mike Wright      2,290,103.270
                2800 Clay Edwards Dr
                No Kansas City, MO
                64116

                BA Investment          Investor;  63.9042%
                Services Inc        189,509,978.870
                for the Benefit of
                Customers
                Unit 17852 Attn H
                David Jones 3rd
                PO Box 7042
                San Francisco, CA
                94120

                National Financial     Investor;  23.4291%
                for the Exclusive     69,479,710.090
                Benefit of Our
                Customers
                200 Liberty St
                1 World Financial Ctr
                Attn Mutual Funds
                5th Flr
                New York, NY  10281

                Hare & Co, Bank of     Investor;   6.6310%
                New York              19,664,381.380
                Attn Stif/Master Note
                One Wall Street 2nd
                Fl
                New York, NY  10286

                Nationsbank SWP         Market   100.0000%
                Disbursement NC          Class
                Nationsbank           350,500,000.000
                Sweep/Autoborrow
                First Citizens Bldg
                128 S Tryon St
                NC1-006-08-03
                Charlotte, NC  28255


                Stephens Inc.            Daily   100.0000%
                Attn:  Cindy Cole       Shares
                111 Center Street       10.000
                Little Rock, AR
                72201


                NationsBank SWP         Service   99.9980%
                Disbursement NC         Shares
                NationsBank           500,000.000
                Sweep/Autoborrow
                First Citizens Bldg
                128 S Tryon St
                NC1-006-08-03
                Charlotte, NC  28255



                Stephens Inc.          Investor  100.0000%
                Attn:  Cindy Cole       Class
                111 Center Street      10.000
                Little Rock, AR
                72201

                Bank of America NT &     Trust   100.0000%
                SA                      Shares
                Financial Mgmt &      166,598,173.250
                Trust Services
                Attn Common Tr FDS
                Unit 38329
                Terminal Annex
                PO Box 513577
                Los Angeles, CA
                90051-1577

                Flagler Co Board of     Capital   29.2637%
                Commissioners #1 Fund    Class
                PO Box 787            38,699,900.840
                201 East Moody Blvd
                Bunnel, FL  32110


                Reese M Rowling         Capital   24.6158%
                500 N Water St Suite      Class
                1100N                 32,553,248.210
                Corpus Christi, TX
                78471-0000

                Cannan                  Capital   15.2630%
                Communications Inc       Class
                City National Bldg    20,184,615.710
                807 8th Street Ste
                503
                Wichita Falls, TX
                76301-3304

                Orbital Imaging         Capital    7.7881%
                Corporation              Class
                Attn Martha Darden    10,299,359.330
                21700 Atlanta Blvd
                Dulles, VA
                20166-6801

                Novabus of America      Capital    5.4636%
                Inc                      Class
                General Account       7,225,420.830
                Dan Alexander A/S
                PO Box 5670
                Roswell, MN
                88202-5670

                Norwest Bank as TTEE   Liquidity  17.0017%
                for Pace Academy         Class
                6 St Marquette Avenue 9,778,412.330
                Minneapolis, MN
                55479

                                       Liquidity  15.7451%
                Comptrust AGC              Class
                Workers Comp Trust    9,055,663.930
                Fund SC
                Attn Vicky Petit
                P O Box 30277
                Charlotte, NC  28230

                                       Liquidity  15.5047%
                J&E Oil Inc               Class
                300 E Edinburg       8,917,434.470
                Elsa, TX  78543


                SQL Financials Inc     Liquidity  12.1706%
                Attn Bill Fielder        Class
                3950 Johns Creek Ct   6,999,848.310
                Ste 100
                Suwanee, GA  30024

                                       Liquidity  11.9756%
                Comptrust AGC            Class
                Workers Comp Trust    6,887,663.440
                Fund NC
                Attn Vicky Petit
                P O Box 30277
                Charlotte, NC  28230


                Texas New Mexico       Liquidity  11.6637%
                Power Company            Class
                Attn Cash Manager     6,708,278.560
                PO Box 2943
                Fort Worth, TX  76113


Municipal       BA Investment          Advisor;   50.2120%
Reserves        Services Inc          24,808,484.550
                for the Benefit of
                Customers
                Attn H David Jones
                III PO Box 7042 San
                Francisco, CA 94120-
                7042

                Black Hills Energy     Advisor;   10.2345%
                Resources Inc        5,056,628.270
                2323 S Shepherd Dr
                Ste 1150
                Houston, TX
                77019-7022

                Jack Kirk              Advisor;    6.5976%
                1533 NW Blue Ridge  3,259,694.330
                Dr Seattle, WA 98177
                -5418


                The Lynn E Barr        Advisor;    5.5772%
                and Linda D. Barr   2,755,563.140
                Trst as Amended and
                Restated in PO Box
                2000 Benicia, CA
                94510-0809



                National Financial      Daily;    72.1198%
                for the Exclusive   149,622,265.300
                Benefit of our
                Customers 200 Liberty
                St 1 World Financial
                Ctr Attn Mutual Funds
                5th Flr New York, NY
                10281

                BA Investment           Daily;    27.8796%
                Services Inc        57,840,018.350
                for the Benefit of
                Customers Unit 17852
                Attn H David Jones
                3rd PO Box 7042 San
                Francisco, CA 94120

                BA Investment           Daily;    99.9790%
                Services Inc        366,589,273.260
                for the Benefit of
                Customers Unit 17852
                Attn H David Jones
                3rd PO Box 7042 San
                Francisco, CA 94120

                The Anschutz            Capital;  98.5184%
                Corporation         50,046,805.050
                Attn Thomas G Kundert
                555 Seventeenth
                Street Suite 2400
                Denver, CO 80202

                BA Investment          Investor;  97.6307%
                Services Inc        155,085,857.290
                for the Benefit of
                Customers Unit 17852
                Attn H David Jones
                3rd PO Box 7042 San
                Francisco, CA 94120

                Phil McDaniel        Adviser Class  16.6370%
                51 Water Street     5,952,628.760
                St Augustine, FL
                32084-0000

                Timothy A Braswell   Adviser Class  15.0493%
                17925 S E Village   5,384,562.490
                Circle  Tequesta,
                FL 33469

                Addlestone           Adviser Class  10.0446%
                International Attn  3,593,897.440
                Nathan Addlestone
                PO Box 979 Charleston,
                SC 29402-0979

                Heritage Bag Company Adviser Class  10.0054%
                1648 Diplomat
                Drive Carrollton, TX
                3,579,869.300 75006-
                6847

                Nationsbank SWP      Market Class  100.0000%
                Disbursement NC     164,500,000.000
                Nationsbank
                Sweep/Autoborrow
                First Citizens Bldg
                128 S Tryon St
                NC1-006-08-03
                Charlotte, NC 28255

                Stephens Inc.       Daily Shares  100.0000%
                Attn: Cindy Cole    10.000
                111 Center Street
                Little Rock, AR
                72201


                Stephens Inc.           Service  100.0000%
                Attn:  Cindy Cole        Shares
                111 Center Street        10.000
                Little Rock, AR
                72201


                Stephens Inc.       Investor Class 100.0000%
                Attn:  Cindy Cole        10.000
                111 Center Street
                Little Rock, AR
                72201


                Bank of America FM &     Trust  100.0000%
                TS Oper CA              Shares
                Attn Common Tr FDS  611,268,616.610
                Unit 38329
                Terminal Annex
                PO Box 513577
                Los Angeles, CA
                90051-1577

                NationsBank of Texas    Capital  56.3356%
                NA                       Class
                Attn David Thayer     102,556,077.870
                1401 Elm Street 11th
                Floor
                Dallas, TX  75202

                Daniel R Harper TTEE   Capital Class 16.0763%
                Daniel R Harper     29,266,046.950
                Revocable Living
                Trust U/A DTD 7/13/90
                14860 Six Mile Cypress
                Pkwy Ft Myers, FL 33912-
                4406



                 Michael S. Egan     Liquidity  29.4843%
                Attn Robin Segaul     Class
                333 East Las Olas     48,094,557.630
                Blvd
                Ft Lauderdale, FL
                33301



                W Ray Wallace       Liquidity  14.9960%
                P O Box 568887         Class
                Dallas, TX  75356   24,461,283.200



                Vintec Company       Liquidity  11.2789%
                1501 Malloy Ln          Class
                P O Box 1258          18,398,045.570
                Murfreesboro, TN
                37133



                Sheldon H Solow      Liquidity  10.1064%
                Personal &               Class
                Confidential          16,485,500.000
                9 W 57th St
                New York, NY
                10019-2701



                WRW Equities LTD     Liquidity  6.1047%
                5500 Preston Rd #220     Class
                Dallas, TX  75205     9,957,958.340


                Johnson Ezell          Liquidity   6.0103%
                Corporation              Class
                FBO Neil Ezell        9,803,968.090
                18167 US Highway 19
                N Ste 660
                Clearwater, FL
                33764-6569


Money Market    MSP Acquisition Corp  Liquidity   49.3667%
Reserves       314 Main St Ste 300      Class
               Fort Worth, TX        4,644,464.830
               76102-7407

               Micro Craft Inc        Liquidity   24.0152%
               Attn Tom Headlee         Class
               P O Box 370           2,259,371.500
               Tullahoma, TN  37388

               Undiscovered           Liquidity   18.0696%
               Managers LLC             Class
               Attn James Vetter     1,700,000.000
               700 N Pearl Ste 2400
               LB342
               Dallas, TX
               75201-2832

               Volunteers of          Liquidity         8.1927%
               America Inc              Class
               Attn Accounting       770,774.600
               110 S Union St
               Alexandria, VA
               22314-3351

               Central Carolina Bank  Advisors          48.9556%
               Attn Cash Management     Class
               111 Corcoran Street   3,190,089.090
               2nd Flr MO 2-1
               Durham, NC  27701

               Town of Smithfield     Advisors          27.4002%
               Bond Fund                Class
               Attn Suzanne Pittman  1,785,475.040
               310 Institute St
               Smithfield, VA
               23430-1114

               Ottenheimer            Advisors           9.2492%
               Equipment Co Inc         Class
               Attn Mark Ottenheimer 602,702.110
               2607 N Rolling Rd
               Ste 210
               Baltimore, MD  21244

               Dolphin Mall           Advisors           7.2698%
               Associates LP            Class
               Wage Program          473,721.770
               Attn Marie Ammatteo
               200 S Park Rd Ste 200
               Hollywood, FL
               33021-8541

               Nationsbank SWP         Market            100.0000%
               Disbursement NC          Class
               Nationsbank           821,000,000.000
               Sweep/Autoborrow
               First Citizens Bldg
               128 S Tryon St
               NC1-006-08-03
               Charlotte, NC  28255

               Stephens Inc.        Daily Shares          100.0000%
               Attn:  Cindy Cole       10.000
               111 Center Street
               Little Rock, AR
               72201

               NationsBank SWP         Service           99.9996%
               Disbursement NC         Shares
               NationsBank           2,500,000.000
               Sweep/Autoborrow
               First Citizens Bldg
               128 S Tryon St
               NC1-006-08-03
               Charlotte, NC  28255

               Stephens Inc.        Investor Class         100.0000%
               Attn:  Cindy Cole       10.000
               111 Center Street
               Little Rock, AR
               72201

               Stephens Inc.        Trust Shares           100.0000%
               Attn Cindy Cole         10.000
               111 Center Street
               Little Rock, AR
               72201

               Arkansas State          Capital           11.8901%
               Treasury                 Class
               Attn Treasury         99,300,857.160
               Management
               State Capitol
               Building Rm 220
               Little Rock, AR
               72201

               NationsBank of Texas    Capital           9.4306%
               NA                       Class
               Attn David Thayer     78,760,713.970
               1401 Elm Street 11th
               Floor
               Dallas, TX  75202

               Dallas ISD General      Capital           7.9207%
               Fund                     Class
               Attn Dick Williams    66,150,560.610
               Room 218C
               3700 Ross Avenue
               Dallas, TX  75204

               Cendant Corporation     Capital Class          7.0074
               Attn Kim Sanborn       58,522,835.220
               6 Sylvan Way
               Parsippany, NJ  07054

               Agrium U S Inc         Capital Class         5.5380%
               Attn Treasury         46,251,255.080
               Department
               13131 Lake
               FraserDrive SE
               Calgary AB Canada
               T2J 7E8

Treasury       National Financial      Daily;            8.3017%
Reserves       for the Exclusive     51,346,149.790
               Benefit of our
               Customers
               200 Liberty St
               1 World Financial Ctr
               Attn Mutual Funds
               5th Flr
               New York, NY  10281

               National Rv Holdings    Daily;            5.0620%
               Inc                   31,308,281.140
               Attn Kenneth Ashley
               3411 N Perris Blvd
               Perris, CA
               92571-3100

               Clark County Public   8,846,161.340       7.8179%
               Administration
               Attn Jared E Shafer
               1700 Pinto Ln
               Las Vegas, NV
               89106-4102

               Los Angeles            Capital;           19.5425%
               Department of         61,050,961.690
               Airports
               Attn Sandee Parks
               515 S Flower St
               Los Angeles, CA
               90071-2201

               Hare & Co, Bank of     Capital;           8.5979%
               New York              26,860,046.930
               Attn Stif/Master Note
               One Wall Street 2nd
               Fl
               New York, NY  10286

               E D Fund               Capital;           8.4522%
               Attn Duane Hill       26,404,719.940
               3300 Zinfandel Dr
               Rancho Cordova, CA
               95670-6043

               CDO Capital LLC        Capital;           7.5125%
               Cash Reserve Account  23,469,019.900
               Attn Tom Gohde
               6111 N River Rd
               Rosemont, IL
               60018-5158

               California             Capital;           6.4820%
               Independent System    20,249,711.240
               Operator
               Attn Chief Financial
               Officer
               151 Blue Ravine Rd
               Folsom, CA
               95630-4704

               Save Mart              Capital;           6.0819%
               Supermarkets          19,000,000.000
               Attn Linda Kline
               PO Box 4278
               Modesto, CA
               95352-4278

               BA Investment          Investor;          53.0392%
               Services Inc          155,539,577.330
               for the Benefit of
               Customers
               Unit 17852 Attn H
               David Jones 3rd
               PO Box 7042
               San Francisco, CA
               94120

               Hare & Co, Bank of    100,613,314.580    34.3093%
               New York
               Attn Stif/Master Note
               One Wall Street 2nd
               Fl
               New York, NY  10286

               Hare & Co, Bank of      Adviser          16.6953%
               New York                 Class
               Attn Stif/Master Note 59,161,080.800
               One Wall Street 2nd
               Fl
               New York, NY  10286

               Central Carolina Bank   Adviser          10.6672%
               Attn Cash Management     Class
               111 Corcoran Street   37,800,111.220
               2nd Flr MO 2-1
               Durham, NC  27701

               Primus                  Adviser           5.6284%
               Telecommunications       Class
               International Inc     19,944,679.880
               Attn Andy Dolan
               1700 Old Meadow Road
               Suite 300
               McLean, VA  22102

               Stephens Inc             Daily            100.0000%
               Attn:  Cindy Cole       Shares
               111 Center Street       10.000
               Little Rock, AR
               72201

               Nationsbank SWP         Market            100.0000%
               Disbursement NC          Class
               Nationsbank           1,331,500,000.000
               Sweep/Autoborrow
               First Citizens Bldg
               128 S Tryon St
               NC1-006-08-03
               Charlotte, NC  28255

               NationsBank SWP         Service           99.9996%
               Disbursement NC         Shares
               NationsBank           2,500,000.000
               Sweep/Autoborrow
               First Citizens Bldg
               128 S Tryon St
               NC1-006-08-03
               Charlotte, NC  28255

               Stephens Inc.          Investor Class    100.0000%
               Attn:  Cindy Cole       10.000
               111 Center Street
               Little Rock, AR
               72201

               Bank of America NT &     Trust            100.0000%
               SA                      Shares
               Financial Mgmt &      638,299,127.360
               Trust Services
               Attn Common Tr FDS
               Unit 38329
               Terminal Annex
               PO Box 513577
               Los Angeles, CA
               90051-1577

               Mindspring              Capital           47.1119%
               Enterprises Inc          Class
               1430 W Peachtree St   377,638,847.380
               NW
               Atlanta, GA  30309

               NationsBank of Texas    Capital           19.6530%
               NA                       Class
               Attn:  David Thayer   157,534,168.790
               1401 Elm Street 11th
               Floor
               Dallas, TX  75202

               Banc of America LLC     Capital  Class    8.6375%
               Attn Mutual Funds     69,235,962.290
               600 Montgomery St
               San Francisco, CA
               94111

               Commercial Financial    Capital           5.1777%
               Svcs Inc                 Class
               Operating Account     41,503,176.430
               Attn Accounting
               Department
               2448 E 81st St Ste
               5200
               Tulsa, OK  74137-4248

Nations        Paco - Cash Account    Primary A          85.0993%
Intermediate   Attn:  Mutual Funds   773,710.492
Bond Fund      Unit #38615
               PO Box 513577
               Los Angeles, CA
               90051-1577

               Paco                   Primary A          14.9004%
               Attn:  Mutual Funds   135,472.483
               Unit #38615
               PO Box 513577
               Los Angeles, CA
               90051-1577

Nations        Corelink Financial    Investor C          99.9487%
Intermediate   Inc                    7,201.550
Bond Fund      PO Box 4054
               Concord, CA
               94524-4054

Nations        Seafirst Bank          Seafirst
Intermediate   FBO Retirement           Class
Bond Fund      Services              2,943,694.026       99.9999%
               PO Box 84248
               Seattle, WA
               98124-5548

Nations        Bank of America NT &  Investor A          75.0197%
Intermediate   SA                    3,742,327.004
Bond Fund      The Private Bank
               Attn Common Trust
               Funds Unit 38329
               PO Box 3577
               Los Angeles, CA
               90051-1577

               Union Bank Trust      Investor A          5.9001%
               Nominee               294,321.649
               FBO Angelus Sanitary
               Can Machine Co
               Emp Welfare BP
               610001305-00
               PO Box 85484
               San Diego, CA
               92186-5484

      As of August 1998, Bank of America Corporation and its affiliates owned of record more than 25% of the outstanding shares of the companies acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of such companies under the 1940 Act.

                                   SCHEDULE A
                                   ----------

                             DESCRIPTION OF RATINGS

      The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment-grade securities.

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

         BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

      The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

      The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

         AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

         BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

      To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

         AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

      The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

      MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

      The following summarizes the two highest ratings used by S&P for short-term municipal notes:

      SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

      SP-2 - Indicates satisfactory capacity to pay principal and interest.

      The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

      F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

      Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      For commercial paper, D&P uses the short-term debt ratings described above.

      For commercial paper, Fitch uses the short-term debt ratings described above.

      Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

      BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

         AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

         AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

      The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

      The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

         AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

    The following summarizes the two highest short-term debt ratings used by
IBCA:

         A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

         A1 - Obligations supported by the highest capacity for timely repayment.

         A2 - Obligations supported by a good capacity for timely repayment.

                         NATIONS INSTITUTIONAL RESERVES

                            ONE BANK OF AMERICA PLAZA
                                   33rd Floor
                               Charlotte, NC 28255
                                  1-800-626-2275

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.    Exhibits

         All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 33-33144; 811-6030)

--------------------------------------------------------------------------------
Exhibit Letter    Description
--------------------------------------------------------------------------------
(a)             Articles of Incorporation:

(a)(1) Declaration of Trust, dated January 22, 1990, incorporated by reference to Post-Effective Amendment No. 22, filed August 27, 1998.

(a)(2)          Classification of Shares, dated February 5, 1998,
                incorporated by reference to Post-Effective Amendment
                No. 22, filed August 27, 1998.
--------------------------------------------------------------------------------
(b)             By-Laws:

                By-Laws, dated January 22, 1990, incorporated by
                reference to Post-Effective Amendment No. 22, filed
                August 27, 1998.
--------------------------------------------------------------------------------
(c)             Instruments Defining Rights of Securities Holders:

                Not Applicable
--------------------------------------------------------------------------------
(d)             Investment Advisory Contracts:

(d)(1)          Investment Advisory Agreement between Nations
                Institutional Reserves and NationsBanc Advisors, Inc., ("NBAI"), incorporated by reference to Post-Effective Amendment No. 17, filed January 19, 1996.

(d)(2)          Sub-Advisory Agreement among NBAI, TradeStreet
                Investment Associates, Inc. and Nations Institutional Reserves, incorporated by reference to Post-Effective Amendment No. 17, filed January 19,

Exhibit Letter  Description

                1996.

(d)(3)          Sub-Advisory Agreement among NBAI, Chicago Equity
                Partners Corporation, and Nations Institutional
                Reserves, to be filed by amendment.
--------------------------------------------------------------------------------
(e)             Underwriting Contract:

                Distribution Agreement between Nations Institutional
                Reserves and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 22, filed August 27, 1998.
--------------------------------------------------------------------------------
(f)             Bonus or Profit Sharing Contracts:

                Deferred Compensation Plan, to be filed by amendment
--------------------------------------------------------------------------------
(g)             Custodian Agreement:

(g)(1)          Custody Agreement between Nations Institutional Reserves and
                The Bank of New York, to be filed by amendment.
--------------------------------------------------------------------------------
(h)             Other Material Contracts:

(h)(1)          Co-Administration Agreement between Nations
                Institutional Reserves, Stephens Inc. and NBAI, to be filed by amendment.

(h)(2)          Sub-Administration Agreement between Nations
                Institutional Reserves, The Bank of New York and NBAI, to be filed by amendment.

(h)(3)          Transfer Agency  Agreement, to be filed by amendment.

(h)(4) Supplement to Transfer Agency Agreement, to be filed by amendment.

(h)(5) Amendment to Transfer Agency and Services Agreement, to be filed by amendment.

(h)(6) Shareholder Servicing Plan, Adviser Shares, Exhibit I amended February 24, 1999, incorporated by reference to Post-Effective Amendment No. 22, filed August 27, 1998.

(h)(7) Shareholder Servicing Plan, Investor B Shares, to be filed by amendment.

Exhibit Letter  Description

(h)(8) Shareholder Servicing Plan, Investor C Shares, to be filed by amendment.

(h)(9) Shareholder Servicing Plan, Daily Shares, to be filed by amendment.

(h)(10) Shareholder Servicing Plan, Investor Shares, to be filed by amendment.

(h)(11) Shareholder Servicing Plan, Liquidity Shares, incorporated by reference to Post-Effective Amendment No. 22, filed August 27, 1998.

(h)(12) Shareholder Servicing Plan, Market Shares, incorporated by reference to Post-Effective Amendment No. 22, filed August 27, 1998.

(h)(13) Shareholder Servicing Plan, Service Shares, to be filed by amendment.

(h)(14)         Shareholder Administration Plan, Trust Shares, to be
                filed by amendment.
--------------------------------------------------------------------------------
(i)             Legal Opinion

                Opinion and Consent of Counsel, filed herewith.
--------------------------------------------------------------------------------
(j)             Other Opinions

                Consent of Independent Accountants -- PricewaterhouseCoopers LLP, filed herewith.

                Consent of Independent Auditors -- KPMG LLP, filed
                herewith.
--------------------------------------------------------------------------------
(k)             Omitted Financial Statements

                Not Applicable
--------------------------------------------------------------------------------
(l)             Initial Capital Agreements:

                Not Applicable
--------------------------------------------------------------------------------
(m)             Rule 12b-1 Plan:

(m)(1) Administration Plan, Primary B Shares, to be filed by amendment.

(m)(2) Shareholder Servicing and Distribution Plan, Investor A Shares, to be filed by amendment.

(m)(3) Distribution Plan, Investor B Shares, to be filed by amendment.

Exhibit Letter  Description

(m)(4) Distribution Plan, Investor C Shares, to be filed by amendment.

(m)(5)          Distribution Plan, Daily Shares, to be filed by amendment.

(m)(6)          Distribution Plan, Investor Shares, to be filed by amendment.

(m)(7) Distribution Plan, Liquidity Shares, incorporated by reference to Post-Effective Amendment No. 22, filed August 27, 1998.

(m)(8) Distribution Plan, Market Shares, incorporated by reference to Post-Effective Amendment No. 22, filed August 27, 1998.

(m)(9)          Distribution Plan, Service Shares, to be filed by amendment.
--------------------------------------------------------------------------------
(n)             Financial Data Schedule:

                Not Applicable
--------------------------------------------------------------------------------
(o)             Rule 18f-3 Plan:

                Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940, incorporated by reference to Post-Effective Amendment No. 22, filed August 27, 1998.
--------------------------------------------------------------------------------
(p)             Powers of Attorney for Edmund L. Benson, Charles B.
                Walker, A. Max Walker, Thomas S. Word, Jr., William H.
                Grigg, James Ermer and Thomas F. Keller, incorporated by reference to Amendment No. 10, filed June 30, 1994.

                Power of Attorney for Carl E. Mundy, Jr., James B.
                Sommers and Cornelius J. Pings, to be filed by amendment.
--------------------------------------------------------------------------------

ITEM 24.    Persons Controlled by of Under Common Control with the Fund

No person is controlled by or under common control with the Registrant.

ITEM 25.    Indemnification

      Article VIII of the Agreement of Declaration of Trust provides for the indemnification of Registrant's trustees and employees Indemnification of Registrant's administrators, principal underwriter, custodian and transfer agent is provided for, respectively, in the:

      1.    Co-Administration Agreement with Stephens Inc. and NBAI;

      2.    Sub--Administration Agreement with The Bank of New York;

      3.    Distribution Agreement with Stephens Inc.;

      4.    Custody Agreement with The Bank of New York; and

      5.    Transfer Agency Agreement with First Data Investor Services Group,
            Inc.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.    Business and Other Connections of the Investment Adviser

      To the knowledge of the Registrant, none of the directors or officers of NBAI, the adviser to the Registrant's portfolios, or TradeStreet or Chicago Equity, the investment sub-advisers, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of NBAI, TradeStreet or Chicago Equity, respectively, or other subsidiaries of Bank of America Corporation.

      (a) NBAI performs investment advisory services for the Registrant and certain other customers. NBAI is a wholly owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by NBAI with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (file no. 801-49874).

      (b) TradeStreet performs investment sub-advisory services for the Registrant and certain other customers. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by TradeStreet with the SEC pursuant to the Advisers Act (file no. 801-50372).

      (d) Chicago Equity performs investment sub-advisory services for the Registrant and certain other customers. Chicago Equity is a wholly owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Gartmore with the SEC pursuant to the Advisers Act (file no. 801-55997)

ITEM 27.    Principal Underwriters

    (a) Stephens, distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations LifeGoal Fund, Inc., Nations Annuity Trust, the Overland Express Funds, Inc., Stagecoach Inc., Stagecoach Funds, Inc. and Stagecoach Trust, and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and the Managed Balanced Target Maturity Fund, Inc., closed-end management investment companies.

    (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens Inc. with the SEC pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") (file No. 501-15510).

    (c) Not applicable.

ITEM 28.    Location of Accounts and Records

    (1) NBAI, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as Investment Adviser and Co-Administrator).

    (2) TradeStreet, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as Sub-Adviser).

    (3) Chicago Equity, 231 South LaSalle, Chicago, IL 60697 (records relating to its function as Sub-Advisor).

    (4) Stephens, 111 Center Street, Little Rock, AR 72201 (records relating to its function as Distributor and Co-Administrator).

    (5) First Data, 101 Federal Street, Boston, MA 02110 (records relating to its function as Transfer Agent).

    (6) Bank of New York, 90 Washington Street, New York, NY 10286 (records relating to its function as Custodian and Sub-Administrator)

ITEM 29.    Management Services

Not Applicable

ITEM 30.    Undertakings

Not Applicable

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 30th day of July, 1999.

                                    NATIONS INSTITUTIONAL RESERVES


                                    By:              *
                                       ---------------------------
                                           A. Max Walker
                                           President and Chairman
                                           of the Board of Trustees

                                    By:  /s/ Richard H. Blank, Jr.
                                       ---------------------------
                                           Richard H. Blank, Jr.
                                           *Attorney-in-Fact

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

     SIGNATURES                        TITLE                     DATE
     ----------                        -----                     ----

                *              President and Chairman        July 30, 1999
--------------------------      of the Board of Trustees
(A. Max Walker)             (Principal Executive Officer)



/s/ Richard H. Blank, Jr.     Treasurer and Secretary        July 30, 1999
-------------------------    (Principal Financial and
 (Richard H. Blank, Jr.)        Accounting Officer)



                *                       Trustee              July 30, 1999
--------------------------
(Edmund L. Benson, III)

                *                       Trustee              July 30, 1999
--------------------------
(James Ermer)

                *                       Trustee              July 30, 1999
--------------------------
(William H. Grigg)

                *                       Trustee              July 30, 1999
--------------------------
(Thomas F. Keller)

                 *                      Trustee              July 30, 1999
--------------------------
(Carl E. Mundy, Jr.)

                 *                      Trustee              July 30, 1999
--------------------------
(Cornelius J. Pings)

                *                       Trustee              July 30, 1999
--------------------------
(Charles B. Walker)

                *                       Trustee              July 30, 1999
--------------------------
(Thomas S. Word)

                *                       Trustee              July 30, 1999
--------------------------
(James B. Sommers)

 /s/ Richard H. Blank, Jr.
-------------------------
Richard H. Blank, Jr.
*Attorney-in-Fact

                         NATIONS INSTITUTIONAL RESERVES
                                  EXHIBIT INDEX

Exhibit
Number        Description


EX-23.i     Opinion and Consent of Counsel

EX-23.j.1   Consent of Independent Accountants-PricewaterhouseCoopers LLP

EX-23.j.2   Consent of Independent Accountants-KPMG LLP